Exhibit 99.1


                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

-------------------------------------
                                    :            Chapter 7
In re:                              :
                                    :            Case Nos. 99-529
                                    :            through 536 (EIK)
EDISON BROTHERS STORES, INC.,       :
et al.,                             :            Jointly Administered
                                    :
            Debtors.                :      Objections due by:
                                    :      February 11, 2002 at 4:00 p.m.
                                    :      Hearing Date:
                                    :      February 19, 2002 at 10:30 a.m.
-------------------------------------

                          NOTICE OF MOTION AND HEARING

            PLEASE TAKE NOTICE that on January 29, 2002, Alan M. Jacobs, the chapter 7 trustee (the "Chapter 7 Trustee") in the above-captioned cases, by and through the undersigned counsel, filed with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") the Chapter 7 Trustee's Second Motion Pursuant To 11 U.S.C. ss.ss. 105(a) And 502(c), And Bankruptcy Rules 3009 And 9019, For An Order (A) Estimating Claims, (B) Setting Or Modifying Maximum Reserves In Respect Of Unresolved Claims, And (C) Authorizing Further Interim Distributions To Holders Of Allowed General Unsecured Claims (the "Motion").

            PLEASE TAKE FURTHER NOTICE that any objections to the Motion must be made in writing, filed with the Bankruptcy Court and served upon, so as to actually be received by the undersigned counsel for the Chapter 7 Trustee, on or before February 11, 2002 at 4:00 p.m. (Eastern Time).

            PLEASE TAKE FURTHER NOTICE that a hearing on the Motion will be held before the Honorable Erwin I. Katz, United States Bankruptcy Judge at the United States District Court for the District of Delaware, 844 North King Street, 2nd Floor, Wilmington, DE 19801 on February 19, 2002 at 10:30 a.m. (Eastern time) (the "Hearing"). Only those objections made in writing, timely filed, and served in accordance with the above procedures will be considered at the Hearing.


Dated:   Wilmington, Delaware
         January 29, 2002

                                            THE BAYARD FIRM


                                            By: /s/ Elio Battista, Jr.
                                               ---------------------------------
                                             Charlene D. Davis (No. 23367)
                                             Elio Battista, Jr. (No. 3814)
                                             Eric M. Sutty (No. 4007)
                                             222 Delaware Avenue, Suite 900
                                             Wilmington, Delaware 19801
                                             Phone: (302) 655-5000

                                                      --and--

                                             KRAMER LEVIN NAFTALIS & FRANKEL LLP
                                             Thomas M. Mayer
                                             James C. McCarroll
                                             919 Third Avenue
                                             New York, New York 10022
                                             Phone:  (212) 715-9100

                                             Attorneys for Alan M. Jacobs,
                                             Chapter 7 Trustee

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

-------------------------------------
                                    :            Chapter 7
In re:                              :
                                    :            Case Nos. 99-529
                                    :            through 536 (EIK)
EDISON BROTHERS STORES, INC.,       :
et al.,                             :            Jointly Administered
                                    :
            Debtors.                :      Objections due by:
                                    :      February 11, 2002 at 4:00 p.m.
                                    :      Hearing Date:
                                    :      February 19, 2002 at 10:30 a.m.
-------------------------------------

                   CHAPTER 7 TRUSTEE'S SECOND MOTION PURSUANT
              TO 11 U.S.C. ss.ss. 105(a) AND 502(c), AND BANKRUPTCY
                RULES 3009 AND 9019, FOR AN ORDER (A) ESTIMATING
                    CLAIMS, (B) SETTING OR MODIFYING MAXIMUM
                    RESERVES IN RESPECT OF UNRESOLVED CLAIMS,
                AND (C) AUTHORIZING FURTHER INTERIM DISTRIBUTIONS
                 TO HOLDERS OF ALLOWED GENERAL UNSECURED CLAIMS

            Alan M. Jacobs, the Chapter 7 trustee (the "Trustee") of the substantively consolidated estate of Edison Brothers Stores, Inc. and its seven domestic affiliates (collectively, the "Debtors"), by and through his undersigned counsel, submits this second motion (the "Motion") pursuant to section 502(c) of Title 11, United States Code (the "Bankruptcy Code") to estimate certain claims against the Debtors that have not yet been liquidated and to set the maximum amount of reserves to be established for certain unresolved claims against the Debtors. By this Motion, the Trustee further seeks authority, pursuant to section 105 of the Bankruptcy Code and Rule 3009 of the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules") to make an interim distribution to all holders of allowed general unsecured claims. In support of the Motion, the Trustee respectfully states as follows:

                              Notice to Recipients

            1. ATTENTION ALL PERSONS RECEIVING THIS MOTION: Please be aware that if a proof of claim that you filed is identified on any of the exhibits attached to this Motion, the Trustee seeks to establish the maximum amount that could be allowed in respect of such claim. Please also be aware that if you filed more than one proof of claim, each such claim may be referenced on the same or different exhibits to this Motion. This Motion thus directly affects your rights, and the maximum amount of your claim will be established by the relief sought in this Motion. Please review carefully the accompanying Notice of important information regarding the date of the hearing on this Motion as well as the deadline and procedures for filing a response to this Motion. If you or your attorney do not respond to this Motion by the deadline set forth in the Notice, you will be deemed to consent to the treatment of your claim(s) proposed in this Motion. Responses must be filed with the Bankruptcy Court and served on the Trustee's undersigned counsel by the date set in the Notice. If you have any questions about why your claim is identified on any of the attached exhibits, please contact The Bayard Firm, 222 Delaware Avenue, Suite 900, Wilmington, Delaware, 19801, Attn: Eric M. Sutty, Esquire.

                                  Introduction

A.    The Case

            2. On March 9, 1999 (the "Petition Date") the Debtors filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the "Court"). The Debtors' Chapter 11 cases were procedurally consolidated and jointly administered. Following the Petition Date, the Debtors continued to operate their businesses and manage their properties as debtors-in-possession pursuant to Sections 1107(a) and 1108 of the Bankruptcy Code.

            3. On or about March 22, 1999 the United States Trustee appointed a committee of unsecured creditors (the "Committee") in the Debtors' Chapter 11 cases.
            4. By on or about July 30, 1999, the Debtors had ceased all retail operations and had completed transactions for assumption and assignment, rejection or other disposition of virtually all of their retail store leases.

            5. On or about April 28, 2000 the Debtors and the Committee filed a Motion for an Order Directing Appointment of a Chapter 11 Trustee Pursuant to
Section 1104 of the Bankruptcy Code. On May 16, 2000 the Court considered that motion, and thereafter entered an order approving it.

            6. On May 30, 2000 the United States Trustee applied for an order appointing Alan M. Jacobs as Chapter 11 trustee. The Court granted the application on the day it was filed.

            7. On June 16, 2000 Alan M. Jacobs, as Chapter 11 trustee, moved to convert the Chapter 11 case to a case under Chapter 7, pursuant to Section 1112(b) of the Bankruptcy Code. The Court granted this motion on July 5, 2000.

            8. On that same day, pursuant to a grant of authority in Section 701(a) of the Bankruptcy Code, the United States Trustee appointed the then-Chapter 11 trustee Alan M. Jacobs to serve as the Trustee in the Chapter 7 case.

            9. On December 22, 2000, on motion of the Trustee, the Court entered an Order substantively consolidating the Debtors' estates.

            10. The Trustee is currently engaged in winding up the Debtors' estate through limited administrative operations, resolution of claims and disposition of assets, and distribution of estate proceeds to creditors.

            11. In connection with his efforts to wind down the Debtors' affairs and distribute estate proceeds to creditors, on July 27, 2001, the Trustee filed his first motion (i) to set maximum claim reserves, (ii) to bar late filed claims and further amendments to claims, and (iii) for authority to make a 6% interim distribution to holders of allowed general unsecured claims (the "First Interim Distribution Motion"). The First Interim Distribution Motion was approved by Order of this Court on August 21, 2001 (the "First Interim Distribution Order") and the Trustee has now completed a 6% distribution to substantially all holders of allowed general unsecured claims.

B.    Bar Dates in the Case

            12. During the Chapter 11 case, the Court entered an Order fixing September 10, 1999 as the last date for creditors to file proofs of claim on account of prepetition claims.

            13. Subsequently, in the Chapter 7 case, the Court established November 20, 2000 as the last date for creditors to file proofs of claim on account of prepetition claims, and February 19, 2001 as the last date for governmental entities to file proofs of claim on account of pre-petition claims.

            14. Also during the Chapter 7 case, the Court entered an order fixing September 25, 2001 as the last date for filing administrative claims on account of professional services rendered in the Chapter 11 case. All of the allowed Chapter 11 professional claims to date have been paid as authorized by the Court.

            15. Approximately 5500 claims have been filed in this case. Throughout the course of the case, the claims management firm of King & Associates has compiled and maintained a register of all claims filed against the Debtors.

            16. The Trustee has undertaken a substantial review of these claims and has thus far filed twelve omnibus claim objections addressing pre-petition claims, and one omnibus objections to administrative expense claims (together, the "Omnibus Objections"). As a result of these Omnibus Objections, the number and amount of secured, priority and general unsecured claims against the estate has been greatly reduced, as has the number and amount of Chapter 11 administrative claims.(1)
                             Jurisdiction And Venue

            17. This court has jurisdiction of this Motion pursuant to 28 U.S.C.ss.ss.157 and 1334. This is a core proceeding pursuant to 28 U.S.C.ss.ss. 157(b)(2). Venue of the Chapter 7 Case and this Motion in this district is proper pursuant to 28 U.S.C.ss.ss.1408 and 1409.

                                Relief Requested

            18. By this Motion, the Trustee seeks entry of an Order (a) estimating claims, (b) setting or modifying maximum reserves in respect of unresolved claims, and (c) authorizing further interim distributions to holders of allowed general unsecured claims.

                Factual and Financial Basis for Relief Requested

            19. Since the conversion of this case to Chapter 7, the Trustee has made substantial progress in liquidating estate assets and resolving claims against the estate.

-----------------------
1 During the Chapter 7 case, the Trustee was authorized to pay, and did pay, allowed or settled secured claims, claims for cure amounts, claims for priority taxes, Chapter 11 administrative expense claims and ordinary course Chapter 7 administrative expense claims.

            20. The Trustee has also resolved more than 1600 of the roughly 5500 claims filed in the case, either through settlement, reduction or expungement pursuant to one of the thirteen omnibus objections filed since conversion of the case.

            21. Since entry of the First Interim Distribution Order, the Trustee has continually evaluated the Debtors' cash position, mindful of his dual duties to ensure that the estates have sufficient liquidity to meet the ongoing expenses attendant to their winddown, and also to ensure that excess cash is distributed to creditors in a reasonably prompt fashion.

            22. As a result of his claims resolution efforts and based upon his review of the Debtors' cash position, the Trustee has determined that it is appropriate and in the best interests of all creditors to move at this time for authority to make a second interim distribution of up to $25,571,386.33, or $0.14 in respect of each allowed general unsecured claim (the "Proposed Second Interim Distribution"), as well as for certain relief that will be necessary to effectuate the Proposed Second Interim Distribution. Estimation of Claims

            Estimation of Claims

            23. A number of unliquidated claims remain outstanding against the estate. Pursuant to the Trustee's Unliquidated Claims Analysis (annexed hereto as Exhibit 5), the Trustee estimates - and by this Motion seeks an order finding
- that the maximum aggregate amount that may be payable in respect of these claims (the "Estimated Claims") is $223,394.49 (the "Revised Estimated Claims Amount").(2) The Trustee further seeks an Order authorizing and directing him to modify the existing reserve in respect of Estimated Claims (the "Estimated Claims Reserve") to an amount equal to the Revised Estimated Claims Amount.(3)

-------------------------
2 Nothing contained herein shall be deemed an admission of liability on any Estimated Claim.

3 All reserves for general unsecured claims previously set or set pursuant to this Motion will be funded pursuant to this motion to the extent of the distribution proposed in this motion. For example, the reserve set pursuant to this motion for a $100 general unsecured claim will be $14.00.

            24. By notice of this Motion, all holders of Estimated Claims will have a full and fair opportunity to object to the maximum reserves proposed by the Trustee in respect of their claims. The Trustee submits that awaiting final liquidation of the Estimated Claims would unreasonably delay administration of these cases and would prevent all holders of Allowed General Unsecured Claims from receiving interim distributions that will ease the heavy burden inflicted upon them by these bankruptcy cases.

            Unresolved Claims

            25. The Trustee has not yet resolved certain claims (collectively, the "Unresolved Claims"). Pursuant to the Trustee's Claims Analysis (the sum of all Columns "K" from annexed Exhibits 1 - 4), the Trustee estimates - and by this Motion seeks an Order finding - that the maximum aggregate amount that may be payable in respect of all Unresolved Claims is $25,978,010.00 (the "Revised Unresolved Claims Amount").(4) The Trustee further seeks an Order authorizing and directing him to modify the existing reserve in respect of Unresolved Claims (the "Unresolved Claims Reserve") to an amount equal to the Revised Unresolved Claims Amount.

            26. By notice of this Motion, all holders of Unresolved Claims will have a full and fair opportunity to object to the maximum reserves proposed by the Trustee in respect of their claims. The Trustee submits that awaiting final resolution of the Unresolved Claims would unreasonably delay administration of these cases and would prevent all holders of Allowed General Unsecured Claims from receiving interim distributions that will ease the heavy burden inflicted upon them by these bankruptcy cases.

--------------------------
4 Nothing contained herein shall constitute an admission of liability on any Unresolved Claim.

            Total Amount of Allowed General Unsecured Claims
            ------------------------------------------------

            27. Subject to the reservations of rights herein and in the proposed Order filed herewith,(5) pursuant to the Trustee's claims analysis (the "Claims Analysis," in Column "J" of Exhibit 4 hereto), $167,301,161.82 of allowed general unsecured claims exist as of the date hereof (the "Allowed GU Claims").(6)

            The Proposed Second Interim Distribution

            28. As illustrated in Exhibit 8 hereto, the Trustee believes that he will soon be in possession of funds that are greatly in excess of the amounts needed to cover the ongoing wind-down expenses of the estates.

            29. Net of all necessary reserves, as of the date of this Motion, the Trustee is holding $1,490,879.05 in cash or cash equivalents (the "Net Cash on Hand"). The Trustee expects that the Net Cash on Hand will be increased by approximately $3,229,158.69 (the "Escrowed Fund Proceeds") due to the release or reduction, pursuant to this Motion, of escrows in respect of administrative, priority, secured and general unsecured claims that will be disallowed or reduced and allowed.

-------------------------
5 Notwithstanding the classification herein by the Trustee of any claim as "allowed," the Trustee reserves his right to object to, or seek to disallow, reduce, reclassify or modify, any claim against the Debtors, on any ground whatsoever.

6 The largest of the Allowed GU Claims is a claim in the amount of $113 million filed by the Bank of New York, as Indenture Trustee under that certain indenture with respect to $120 million of 11% notes, dated as of September 26, 1997 (the "Indenture Claim"). The Indenture Claim is subject to adjustment based upon a settlement in principle reached by the Trustee and the Indenture Trustee (the "Property Sale Settlement") with respect to the sale of a parcel of real property in which the Indenture Trustee held certain interests. In no event will the Property Sale Settlement affect the allowed amount of the Indenture Claim to an extent greater than $300,000.

      At the time of filing of the First Interim Distribution Motion, the Trustee informed this Court that he expected to present the Property Sale Settlement to the Court for approval shortly. Despite diligent efforts by the Trustee, the Indenture Trustee has, to date, failed to execute the stipulation -- which was first presented to the Indenture Trustee by the Trustee in July 2001 -- documenting the Property Sale Settlement. The Indenture Trustee continues to assure the Trustee that it intends to execute the stipulation but, in light of the Indenture Trustee's continued failure and delay in this regard, the Trustee expressly reserves his rights to seek to disallow or expunge any or all claims of the Indenture Trustee, except for the Indenture Claim, and to seek such other relief as the Trustee deems appropriate.

            30. In addition to the Net Cash on Hand, and net of all necessary reserves, as illustrated in Exhibit 8 hereto, the Trustee expects to receive approximately $13,000,000.00 within the next month as proceeds of a reversion from termination of the Debtors' overfunded defined benefit pension plan (the "Pension Plan Termination Proceeds").

            31. The Trustee has also reached a settlement (the "Pension LLC Settlement") of his litigation with EBS Pension LLC (the "Pension LLC Litigation"). The Pension LLC Settlement is described in an SEC Form 8-K filing by the Debtors, a copy of which is annexed hereto as Exhibit 9.

            32. The Trustee expects to move for Court approval of a stipulation documenting the Pension LLC Settlement in the next two weeks. If the Court approves the Pension LLC Settlement, there will no longer be any need for the $10,000,000.00 escrow established in respect of the Pension LLC Litigation pursuant to the First Interim Distribution Order (the "Pension Litigation Escrow"). Net of the payment to be made to EBS Pension LLC pursuant to the Pension LLC Settlement, dissolution of the Pension Litigation Escrow will add approximately $8,048,060.00 (the "Pension LLC Escrow Proceeds") to the Net Cash on Hand.

            33. The Trustee hopes and expects that, as demonstrated in Exhibit 8 hereto, the sum of the Net Cash on Hand, the Escrowed Fund Proceeds, the Pension Plan Termination Proceeds and the Pension LLC Escrow Proceeds, will equal approximately $25,768,097.74, net of all necessary reserves and budgeted expenses for the remainder of the case, which are also documented in Exhibit 8 hereto. As documented in Column "O" of Exhibit 4 hereto, the Trustee seek authority to distribute 25,571,386.33 to all holders of Allowed GU Claims (as previously defined, the Proposed Second Interim Distribution).

            34. As demonstrated in Exhibit 8 hereto, paying the Proposed Second Interim Distribution, pro rata,(7) to all holders of Allowed GU Claims would lead to a distribution to each such holder equal to approximately $0.14(8) in respect of each dollar of such holder's claim.

            35. In light of the conservative reserves that the Trustee has established, and seeks to modify or establish pursuant to this motion, and based upon the Trustee's calculations and the substantial benefit that would result to all holders of Allowed GU Claims, the Trustee believes that it is appropriate and in the best interests of all creditors for the Court to authorize him at this time to make a second interim distribution of up to $0.14 in respect of each dollar of Allowed GU Claim.

                        Legal Basis For Relief Requested

A.    The Court Should Estimate The Value of The
      Remaining Unliquidated Claims Against the Debtors

            36.   Pursuant to Bankruptcy Codess.502(c),

            "There shall be estimated for purpose of allowance under this section -

                    (1) any contingent or unliquidated claim, the fixing or liquidation of which, as the case may be, would unduly delay the administration of the case" (emphasis added).

            37. The statute thus requires the Court to estimate any claim that fits the description in Bankruptcy Codess.502(c)(1). See 5 Collier on Bankruptcy,P. 502.04[2], Section 502(c) is to be utilized to facilitate the administration of the bankruptcy case for the benefit of the estate. See Matter of Interco, Inc., 137 B.R. 993 (Bankr. E.D. Mo. 1992).

-----------------------
7 Pursuant to the terms of the settlement recently reached, EBS Pension LLC will not receive any distribution - beyond its settlement payment - in respect of claim 2123-00 until distributions to all holders of Allowed GU Claims exceed $0.21. Additionally, the EBS VEBA will not receive any distribution in respect of claim 4114-00 until all holders of Allowed GU Claims receive aggregate distributions of $0.15, at which point the claim will receive a catch up distribution of $0.05 and participate pro rata in all future distributions to unsecured creditors.

8 While Exhibit 8 demonstrates the total amount available for distribution to holders of Allowed GU Claims ($25,768,097.74) the Trustee seeks authority by this Motion to distribute only the slightly smaller amount of the Proposed Second Interim Distribution.

            38. The Trustee has resolved the vast majority of unliquidated claims against the estate. The Estimated Claims represent claims that the Trustee has not yet resolved. The Trustee has reviewed each of the Estimated Claims and determined that, except with respect to the claim of GE Capital Business Assets, there is no basis for further estate liability in respect thereof. The Trustee has established a reserve of $223,394.49 in respect of the claim of GE Capital Business Assets.

            39. Notice of this Motion will be given to each party holding an Estimated Claim and, by response to this Motion, each such party will be given a full and fair opportunity to dispute the Trustee's estimation or treatment of claims.

            40. Absent estimation by this Court, liquidation of these claims would unduly delay administration of the estate. Until a maximum amount that may be owed on the Estimated Claims is fixed by Court order, no distribution can be made in respect of the Allowed GU Claims.

            41. Therefore, in light of the substantial assets in the estate that could otherwise be distributed to holders of Allowed GU Claims, the interests of justice will be served if the Court removes this impediment by ordering that the amount payable from the Debtors' estate in respect of the Estimated Claims be capped at $223,394.49, the total amount proposed by the Trustee in Exhibit 5 hereto.

B.    The Court Should Set or Modify Maximum
      Claim Reserves in Respect of Unresolved Claims

            42. Since the conversion of this case, the Trustee has resolved the vast majority of claims as to which he disputed the amount or validity.

            43. As documented in column "K" of Exhibits 1 through 4 hereto, as of the date hereof, the Trustee has not yet resolved certain claims, the validity or amount of which he may determine should be disputed.

            44. By the First Interim Distribution Order, this Court set maximum claim reserves in respect of all Unresolved Claims which had been identified by the Trustee through the date of the First Interim Distribution Motion.

            45. Since filing the First Interim Distribution Motion, the Trustee has identified certain additional Unresolved Claims, all of which are documented in column "K" of Exhibits 1 through 4 hereto. The Trustee has also determined that the reserve amounts set pursuant to the First Interim Distribution Order for certain Unresolved Claims should be adjusted, as documented in column "K" of Exhibits 1 through 4 hereto (collectively, these claims are hereafter referred to as the "Subject Unresolved Claims").

            46. The Trustee is unable to predict at this time when each of the Subject Unresolved Claims will ultimately be resolved. However, it is clear that awaiting final resolution of each such claim would unduly delay the administration of the Debtors' estates and would prejudice the rights of all holders of Allowed GU Claims.

            47. The Trustee therefore requests that the Court authorize him to establish a maximum reserve, or modify a previously existing reserve, in respect of each of the Subject Unresolved Claims, in the respective amounts listed in Column K of Exhibits 1 through 4 hereto. The Trustee submits that no prejudice will result to any claimant holding a Subject Unresolved Claim by setting the reserves in respect thereof at these amounts because the amounts proposed to be reserved are in all cases equal to or greater than the filed amount of the Subject Unresolved

Claim, or another amount to which the individual holder of a Subject Unresolved Claim has agreed.

            48. Notice of this Motion will be given to each party holding a Subject Unresolved Claim and, by response to this Motion, each such party will be given a full and fair opportunity to dispute the Trustee's estimation or treatment of claims.

C.    The Court Should Authorize Interim Distributions

            49. It is the duty of a Chapter 7 trustee to collect and distribute the debtor's assets as promptly as is practicable. See Bankruptcy Rule 3009; 9 Collier on Bankruptcy 13009.01, et seq.

            50. In the course of performing this duty, the Trustee may make interim distributions, where appropriate. See 9 Collier on Bankruptcy
P. 3009.01 ("Rule 3009 contemplates that there may be multiple `dividends during a chapter 7 case. This is consistent with the mandate of the rule that `dividends to creditors shall be paid as promptly as practicable."'); and see generally In re Energy Cooperative, Inc., 173 B.R. 363 (N.D. Ill.
1994).

            51. It is improper and harmful to creditors for a chapter 7 trustee to hold excess funds for a protracted period where those funds could be distributed, pro rata, to holders of allowed general unsecured claims.

            52. As demonstrated herein, the Trustee is in possession of excess funds - and expects to soon be in possession of substantial additional excess funds - beyond the amount that is necessary for administration of the estate going forward and the amount that must be set aside as reserves for unresolved and unliquidated claims.

            53. Additionally, the Trustee believes that an interim distribution is proper because the Debtors' general unsecured creditors have been awaiting a distribution for almost three years and, given the fact that the Trustee expects that he will be unable to make a final distribution until late in 2002 or possibly early in 2003.

            54. Therefore, in the interest of all creditors, the Trustee should be authorized to make an interim distribution in an amount not to exceed $25,571,386.33, or $0.14 in respect of each dollar of Allowed GU Claim. In connection with any such distribution, the Trustee should be authorized to require the holder of any Allowed GU Claim to submit to such reasonable administrative procedures as the Trustee deems necessary to properly and efficiently effectuate distribution, including requiring holders of Allowed GU Claims to submit a Federal Form W-9, W-4 or W-4P to the Trustee as a condition precedent to the distribution of funds.

            55. To the extent that a claim is an Unresolved Claim as of the date hereof and later becomes an Allowed GU Claim, the Trustee should be authorized, without further application to or order of this Court, to make such distributions to the holder of that claim as are necessary to satisfy the Allowed GU Claim to the same extent as all other Allowed GU Claims have been satisfied as of that date.
                                     Notice

            56. Notice of this Motion, and the Motion along with all Exhibits, will be served by first class mail on all parties listed in each of the exhibits to this Motion. Notice will also be given to the office of the United States Trustee and all parties requesting service of papers pursuant to Rule 2002 of the Federal Rules of Bankruptcy Procedure. The Trustee submits that such notice is sufficient in light of the nature of the relief requested.

                              Reservation of Rights

            57. The filing of this Motion shall not be deemed to limit the Trustee's ability to file future objections to any claims that have been or may subsequently be filed in this case, or that may be listed on the schedules, even if reflected as allowed, on any appropriate grounds.

The Trustee hereby reserves the right to object in the future to any of the claims set forth in any of the Exhibits to this Motion.

            58. No previous application for the relief requested herein has been made to this or any other court.

            WHEREFORE, the Trustee respectfully requests the entry of an Order granting the relief sought herein, and that the Court grant such other and further relief as it deems just and proper.

Dated: January 29, 2002

                                    THE BAYARD FIRM

                                    By: /s/ Elio Battista, Jr.
                                       -------------------------------
                                    Charlene D. Davis (No. 23367)
                                    Elio Battista, Jr. (No. 3814)
                                    Eric M. Sutty (No. 4007)
                                    222 Delaware Avenue, Suite 900
                                    Wilmington, Delaware 19801
                                    Phone: (302) 655-5000

                                     --and--

                                    KRAMER LEVIN NAFTALIS & FRANKEL LLP
                                    Thomas M. Mayer
                                    James C. McCarroll
                                    919 Third Avenue
                                    New York, New York 10022
                                    Phone: (212) 715-9100

                                    Attorneys for Alan M. Jacobs,
                                    Chapter 7 Trustee

                                                                       EXHIBIT 1

                                Admin Claims At January 15, 2002

                                                                      INITIAL DISTRUBITION
                                                                      --------------------

                                                                       CLAIM TO BE ALLOWED
                                                                          AS FILED OR AS
                                                                        OTHERWISE REDUCED
                                                                         BY COURT ORDER                   ORDER 12
                                                        FILED CLAIM     CLAIM AMENDMENT OR  REVERSE      (except as
NAME                                       CLAIM NO.      AMOUNT            AGREEMENT       ESTIMATE        noted)
--------------------------------------------------------------------------------------------------------------------------
ABRAMS, JUDITH M                           4227-00      14,386.00                           14,386.00
--------------------------------------------------------------------------------------------------------------------------
ALEXANDER'S KINGS PLAZA CENTER             4238-00         325.90                              325.90       0.00   U
--------------------------------------------------------------------------------------------------------------------------
ALEXANDER'S KINGS PLAZA CENTER             4239-01         621.30                              621.30     414.27
--------------------------------------------------------------------------------------------------------------------------
ALEXANDER'S KINGS PLAZA CENTER             4239-02       1,856.26                            1,856.26       0.00   U
--------------------------------------------------------------------------------------------------------------------------
AMIGOLAND MALL                             2964-00        (973.57)                               0.00       0.00
--------------------------------------------------------------------------------------------------------------------------
AMIGOLAND MALL                             2966-00         107.59                              107.59
--------------------------------------------------------------------------------------------------------------------------
AZIZO IMPORT INC                              2-00      52,038.00                           52,038.00
--------------------------------------------------------------------------------------------------------------------------
BANK OF NEW YORK                           2605-00       5,839.80                            5,839.80       0.00
--------------------------------------------------------------------------------------------------------------------------
BANK OF NEW YORK                           4228-00     122,940.42                          122,940.42
--------------------------------------------------------------------------------------------------------------------------
BOYTON BEACH MALL                          2962-00       1,488.09                            1,488.09
--------------------------------------------------------------------------------------------------------------------------
BROWNE, ADIA J                             4303-00       1,080.00                            1,080.00
--------------------------------------------------------------------------------------------------------------------------
CHARLESTOWNE MALL LLC                      1613-00          76.80                               76.80
--------------------------------------------------------------------------------------------------------------------------
CHERRY HILL CENTER INC                     1007-00       1,241.29                            1,241.29
--------------------------------------------------------------------------------------------------------------------------
CHICAGO RIDGE MALL                         2484-00         750.00                              750.00
--------------------------------------------------------------------------------------------------------------------------
CIELO VISTA MALL                           2968-00       1,597.34                            1,597.34
--------------------------------------------------------------------------------------------------------------------------
DANBURY MALL ASSOCIATES LP                 1616-00         421.46                              421.46
--------------------------------------------------------------------------------------------------------------------------
DANBURY MALL ASSOCIATES LP                 1617-00         502.12                              502.12
--------------------------------------------------------------------------------------------------------------------------
DE SOTO SQUARE                             2975-00         244.39                              244.39
--------------------------------------------------------------------------------------------------------------------------
DONALD G STANFORD                          4232-00       3,126.82                            3,126.82
--------------------------------------------------------------------------------------------------------------------------
DUQUESNE LIGHT COMPANY                     3944-00       2,229.20                            2,229.20
--------------------------------------------------------------------------------------------------------------------------
EASTERN HILLS MALL                         2235-00       2,315.04                            2,315.04
--------------------------------------------------------------------------------------------------------------------------
EASTERN HILLS MALL                         2973-00       1,298.77                            1,298.77
--------------------------------------------------------------------------------------------------------------------------
EASTLAND MALL 038 PARTNERS                  482-00       1,613.46                              750.00
--------------------------------------------------------------------------------------------------------------------------
ELLIOTT OBEDIN                             4230-00     116,989.82                          116,989.82
--------------------------------------------------------------------------------------------------------------------------
FAIRLANE TOWN CENTER                       3032-00       4,110.80                            4,110.80       0.00
--------------------------------------------------------------------------------------------------------------------------
FAIRLANE TOWN CENTER                       3034-00       4,693.93                            4,693.93       0.00
--------------------------------------------------------------------------------------------------------------------------
GE CAPITAL BUSINESS ASSET                  4229-00  UNLIQUIDATED                           223,394.49
--------------------------------------------------------------------------------------------------------------------------
GENERAL GROWTH MANAGEMENT,INC              4269-00      20,411.48                           20,411.48
--------------------------------------------------------------------------------------------------------------------------
GOVERNORS SQUARE COMPANY                   4271-00         164.39                              164.39       0.00
--------------------------------------------------------------------------------------------------------------------------
GOVERNOR'S SQUARE PARTNERSHIP              4283-00         356.24                              356.24
--------------------------------------------------------------------------------------------------------------------------
GOVERNOR'S SQUARE PARTNERSHIP              4284-00         983.94                              983.94
--------------------------------------------------------------------------------------------------------------------------
GRAFTON-FRASER, INC                        4154-00     200,000.00                          200,000.00       0.00
--------------------------------------------------------------------------------------------------------------------------
GREECE TOWNE MALL, L.P.                    4291-00      10,328.16                           10,328.16
--------------------------------------------------------------------------------------------------------------------------
HIGHLAND MALL JOINT VENTUR                 1033-00          68.21                               68.21
--------------------------------------------------------------------------------------------------------------------------
HIGHLAND MALL JOINT VENTUR                 1035-00         230.09                              230.09
--------------------------------------------------------------------------------------------------------------------------
HINES INTEREST LP                          4296-00      11,314.03                           11,314.03
--------------------------------------------------------------------------------------------------------------------------
HITACHI DATA SYSTEMS                       3371-00       7,343.54                            7,343.54
--------------------------------------------------------------------------------------------------------------------------
HUMMEL, RONALD S                           1914-11      56,250.00            36,675.00
--------------------------------------------------------------------------------------------------------------------------
IRONDEQUOIT MALL                           4290-00      12,373.38                           12,373.38
--------------------------------------------------------------------------------------------------------------------------
IRVING MALL                                2978-00         459.40                              459.40
--------------------------------------------------------------------------------------------------------------------------
J BAKER, INC                               4156-00  UNLIQUIDATED                                 0.00       0.00
--------------------------------------------------------------------------------------------------------------------------
JBI APPAREL, INC                           4155-00  UNLIQUIDATED                                 0.00       0.00
--------------------------------------------------------------------------------------------------------------------------
KING PLAZA, INC.                           4241-00      20,807.14                           20,807.14       0.00
--------------------------------------------------------------------------------------------------------------------------
KRAVCO COMPANY                             4275-00       3,955.55                            3,955.55
--------------------------------------------------------------------------------------------------------------------------
LA PLAZA MALL                              2259-00          92.19                               92.19
--------------------------------------------------------------------------------------------------------------------------
LA PLAZA MALL                              2262-00       1,132.07                            1,132.07
--------------------------------------------------------------------------------------------------------------------------
LABCORP                                    4298-00         216.50                              216.50       0.00
--------------------------------------------------------------------------------------------------------------------------
LAFAYETTE SQUARE                           2263-00      32,455.61                           32,455.61
--------------------------------------------------------------------------------------------------------------------------
LAKESIDE MALL LP                           3043-00      35,076.02                           35,076.02       0.00
--------------------------------------------------------------------------------------------------------------------------
LINCOLNWOOD TOWN CENTER                    2253-00         135.78                              135.78
--------------------------------------------------------------------------------------------------------------------------
LIVINGSTON MALL                            2985-00      10,545.03                           10,545.03
--------------------------------------------------------------------------------------------------------------------------
MACERICH COMPANY/SOUTH PLAINS              4255-00       3,415.87                            3,415.87
--------------------------------------------------------------------------------------------------------------------------
MACERICH COMPANY/SOUTH PLAINS              4256-00       4,332.68                            4,332.68
--------------------------------------------------------------------------------------------------------------------------
MACERICH COMPANY/SOUTH PLAINS              4257-00       8,288.75                            8,288.75
--------------------------------------------------------------------------------------------------------------------------
MACERICH COMPANY/VINTAGE FAIRE             4260-00       7,271.07                            7,271.07
--------------------------------------------------------------------------------------------------------------------------
MACERICH QUEENS LP                         4253-00      10,415.97                           10,415.97
--------------------------------------------------------------------------------------------------------------------------
MACERICH SCG LP-CROSSROADS OK              4246-00       4,663.04                            4,663.04
--------------------------------------------------------------------------------------------------------------------------
MACERICH SCG LP-CROSSROADS OK              4247-00       2,662.51                            2,662.51
--------------------------------------------------------------------------------------------------------------------------
MACERICH VALLEY VIEW LP                    4258-00       2,562.12                            2,562.12
--------------------------------------------------------------------------------------------------------------------------
MACHERICH - LAKEWOOD                       4248-00       3,052.46                            3,052.46
--------------------------------------------------------------------------------------------------------------------------
MACHERICH PRTNRSH LP-RUSHMORE              4254-00       3,050.31                            3,050.31
--------------------------------------------------------------------------------------------------------------------------
MACHERICH PRTSHP LP-LOS CERRIT             4249-00       3,694.28                            3,694.28
--------------------------------------------------------------------------------------------------------------------------
MACHERICH PRTSHP LP-LOS CERRIT             4250-00       1,837.87                            1,837.87
--------------------------------------------------------------------------------------------------------------------------
MALL ST MATTHEWS LP                        4279-00       2,699.93                            2,699.93
--------------------------------------------------------------------------------------------------------------------------
MALL ST MATTHEWS LP                        4280-00         461.33               461.33
--------------------------------------------------------------------------------------------------------------------------
MANHATTEN MALL                             2272-00         603.86                              603.86
--------------------------------------------------------------------------------------------------------------------------
MARION PLAZA, INC/EASTWOOD MAL             4272-00       1,591.17                            1,591.17     699.18
--------------------------------------------------------------------------------------------------------------------------
MARKETPLACE, THE                           2616-00       2,117.13                            2,117.13       0.00
--------------------------------------------------------------------------------------------------------------------------
MENLO PARK MALL                            2275-00      16,210.34                           16,210.34
--------------------------------------------------------------------------------------------------------------------------
MILLCREEK MALL - CAFARO CO.                4270-00          38.73                               38.73       0.00
--------------------------------------------------------------------------------------------------------------------------
MO-DEPARTMENT OF REVENUE                   4029-02       8,835.22                            8,835.22
--------------------------------------------------------------------------------------------------------------------------
MO-DEPARTMENT OF REVENUE                   4030-02      27,300.18                           27,300.18
--------------------------------------------------------------------------------------------------------------------------
MO-DEPARTMENT OF REVENUE                   4031-00     247,268.28                          247,268.28       0.00
--------------------------------------------------------------------------------------------------------------------------
MO-DEPARTMENT OF REVENUE                   4034-02      15,655.38                           15,655.38
--------------------------------------------------------------------------------------------------------------------------
                                  AMENDED CLAIM              CLAIM TO BE ALLOWED AS
                                FILED BY CREDITOR             FILED OR AS OTHERWISE
                                OR STOP APPROVED                REDUCED BY COURT
                                  SINCE INITIAL     TO BE          ORDER, CLAIM
                                  DISTRIBUTION   ALLOWED BY       AMENDMENT OR       RESERVE        TOTAL CLAIM     DISTRIBUTION
                                     MOTION        TRUSTEE          AGREEMENT        ESTIMATE         RESERVE          PAID
----------------------------------------------------------------------------------------------------------------------------------
ABRAMS, JUDITH M                      14,386.00                        4,386.00                        14,386.00        14,386.00
----------------------------------------------------------------------------------------------------------------------------------
ALEXANDER'S KINGS PLAZA CENTER                                             0.00                             0.00
----------------------------------------------------------------------------------------------------------------------------------
ALEXANDER'S KINGS PLAZA CENTER                                           414.27                           414.27           414.27
----------------------------------------------------------------------------------------------------------------------------------
ALEXANDER'S KINGS PLAZA CENTER                                             0.00                             0.00
----------------------------------------------------------------------------------------------------------------------------------
AMIGOLAND MALL                                                             0.00                             0.00
----------------------------------------------------------------------------------------------------------------------------------
AMIGOLAND MALL                                                                            107.59          107.59
----------------------------------------------------------------------------------------------------------------------------------
AZIZO IMPORT INC                                                                       52,038.00       52,038.00
----------------------------------------------------------------------------------------------------------------------------------
BANK OF NEW YORK                                                           0.00                             0.00
----------------------------------------------------------------------------------------------------------------------------------
BANK OF NEW YORK                                                                       122,940.42      122,940.42
----------------------------------------------------------------------------------------------------------------------------------
BOYTON BEACH MALL                                                                        1,488.09        1,488.09
----------------------------------------------------------------------------------------------------------------------------------
BROWNE, ADIA J                                                                           1,080.00        1,080.00
----------------------------------------------------------------------------------------------------------------------------------
CHARLESTOWNE MALL LLC                                                                       76.80           76.80
----------------------------------------------------------------------------------------------------------------------------------
CHERRY HILL CENTER INC                                                                   1,241.29        1,241.29
----------------------------------------------------------------------------------------------------------------------------------
CHICAGO RIDGE MALL                           750.00                       750.00                           750.00
----------------------------------------------------------------------------------------------------------------------------------
CIELO VISTA MALL                                                                         1,597.34        1,597.34
----------------------------------------------------------------------------------------------------------------------------------
DANBURY MALL ASSOCIATES LP                                                                 421.46          421.46
----------------------------------------------------------------------------------------------------------------------------------
DANBURY MALL ASSOCIATES LP                                                                 502.12          502.12
----------------------------------------------------------------------------------------------------------------------------------
DE SOTO SQUARE                                                                             244.39          244.39
----------------------------------------------------------------------------------------------------------------------------------
DONALD G STANFORD                                                                        3,126.82        3,126.82
----------------------------------------------------------------------------------------------------------------------------------
DUQUESNE LIGHT COMPANY                                                                   2,229.20        2,229.20
----------------------------------------------------------------------------------------------------------------------------------
EASTERN HILLS MALL                                                                       2,315.04        2,315.04
----------------------------------------------------------------------------------------------------------------------------------
EASTERN HILLS MALL                                                                       1,298.77        1,298.77
----------------------------------------------------------------------------------------------------------------------------------
EASTLAND MALL 038 PARTNERS                   750.00                       750.00                           750.00
----------------------------------------------------------------------------------------------------------------------------------
ELLIOTT OBEDIN                                                                         116,989.82      116,989.82
----------------------------------------------------------------------------------------------------------------------------------
FAIRLANE TOWN CENTER                                                        0.00                             0.00
----------------------------------------------------------------------------------------------------------------------------------
FAIRLANE TOWN CENTER                                                        0.00                             0.00
----------------------------------------------------------------------------------------------------------------------------------
GE CAPITAL BUSINESS ASSET                                                              223,394.49      223,394.49
----------------------------------------------------------------------------------------------------------------------------------
GENERAL GROWTH MANAGEMENT,INC                                                           20,411.48       20,411.48
----------------------------------------------------------------------------------------------------------------------------------
GOVERNORS SQUARE COMPANY                                                    0.00                             0.00
----------------------------------------------------------------------------------------------------------------------------------
GOVERNOR'S SQUARE PARTNERSHIP                                                              356.24          356.24
----------------------------------------------------------------------------------------------------------------------------------
GOVERNOR'S SQUARE PARTNERSHIP                                                              983.94          983.94
----------------------------------------------------------------------------------------------------------------------------------
GRAFTON-FRASER, INC                                                         0.00                             0.00
----------------------------------------------------------------------------------------------------------------------------------
GREECE TOWNE MALL, L.P.                                                                 10,328.16       10,328.16
----------------------------------------------------------------------------------------------------------------------------------
HIGHLAND MALL JOINT VENTUR                                                                  68.21           68.21
----------------------------------------------------------------------------------------------------------------------------------
HIGHLAND MALL JOINT VENTUR                                                                 230.09          230.09
----------------------------------------------------------------------------------------------------------------------------------
HINES INTEREST LP                                                                       11,314.03       11,314.03
----------------------------------------------------------------------------------------------------------------------------------
HITACHI DATA SYSTEMS                                    7,343.54           7,343.54                      7,343.54
----------------------------------------------------------------------------------------------------------------------------------
HUMMEL, RONALD S                                                          36,675.00                     36,675.00        36,675.00
----------------------------------------------------------------------------------------------------------------------------------
IRONDEQUOIT MALL                                                                         12,373.38       12,373.38
----------------------------------------------------------------------------------------------------------------------------------
IRVING MALL                                                                                 459.40          459.40
----------------------------------------------------------------------------------------------------------------------------------
J BAKER, INC                                                                   0.00                           0.00
----------------------------------------------------------------------------------------------------------------------------------
JBI APPAREL, INC                                                               0.00                           0.00
----------------------------------------------------------------------------------------------------------------------------------
KING PLAZA, INC.                                                               0.00                           0.00
----------------------------------------------------------------------------------------------------------------------------------
KRAVCO COMPANY                                                                              3,955.55      3,955.55
----------------------------------------------------------------------------------------------------------------------------------
LA PLAZA MALL                                                                                  92.19         92.19
----------------------------------------------------------------------------------------------------------------------------------
LA PLAZA MALL                                                                               1,132.07      1,132.07
----------------------------------------------------------------------------------------------------------------------------------
LABCORP                                                                        0.00                           0.00
----------------------------------------------------------------------------------------------------------------------------------
LAFAYETTE SQUARE                                                                           32,455.61     32,455.61
----------------------------------------------------------------------------------------------------------------------------------
LAKESIDE MALL LP                                                               0.00                           0.00
----------------------------------------------------------------------------------------------------------------------------------
LINCOLNWOOD TOWN CENTER                                                                       135.78        135.78
----------------------------------------------------------------------------------------------------------------------------------
LIVINGSTON MALL                                                                            10,545.03     10,545.03
----------------------------------------------------------------------------------------------------------------------------------
MACERICH COMPANY/SOUTH PLAINS                                                               3,415.87      3,415.87
----------------------------------------------------------------------------------------------------------------------------------
MACERICH COMPANY/SOUTH PLAINS                                                               4,332.68      4,332.68
----------------------------------------------------------------------------------------------------------------------------------
MACERICH COMPANY/SOUTH PLAINS                                                               8,288.75      8,288.75
----------------------------------------------------------------------------------------------------------------------------------
MACERICH COMPANY/VINTAGE FAIRE                                                              7,271.07      7,271.07
----------------------------------------------------------------------------------------------------------------------------------
MACERICH QUEENS LP                                                                         10,415.97     10,415.97
----------------------------------------------------------------------------------------------------------------------------------
MACERICH SCG LP-CROSSROADS OK                                                               4,663.04      4,663.04
----------------------------------------------------------------------------------------------------------------------------------
MACERICH SCG LP-CROSSROADS OK                                                               2,662.51      2,662.51
----------------------------------------------------------------------------------------------------------------------------------
MACERICH VALLEY VIEW LP                                                                     2,562.12      2,562.12
----------------------------------------------------------------------------------------------------------------------------------
MACHERICH - LAKEWOOD                                                                        3,052.46      3,052.46
----------------------------------------------------------------------------------------------------------------------------------
MACHERICH PRTNRSH LP-RUSHMORE                                                               3,050.31      3,050.31
----------------------------------------------------------------------------------------------------------------------------------
MACHERICH PRTSHP LP-LOS CERRIT                                                              3,694.28      3,694.28
----------------------------------------------------------------------------------------------------------------------------------
MACHERICH PRTSHP LP-LOS CERRIT                                                              1,837.87      1,837.87
----------------------------------------------------------------------------------------------------------------------------------
MALL ST MATTHEWS LP                                                                         2,699.93      2,699.93
----------------------------------------------------------------------------------------------------------------------------------
MALL ST MATTHEWS LP                                                          461.33                         461.33
----------------------------------------------------------------------------------------------------------------------------------
MANHATTEN MALL                                                                                603.86        603.86
----------------------------------------------------------------------------------------------------------------------------------
MARION PLAZA, INC/EASTWOOD MAL                                               699.18                         699.18
----------------------------------------------------------------------------------------------------------------------------------
MARKETPLACE, THE                                                               0.00                           0.00
----------------------------------------------------------------------------------------------------------------------------------
MENLO PARK MALL                                                                            16,210.34     16,210.34
----------------------------------------------------------------------------------------------------------------------------------
MILLCREEK MALL - CAFARO CO.                                                    0.00                           0.00
----------------------------------------------------------------------------------------------------------------------------------
MO-DEPARTMENT OF REVENUE                                                                    8,835.22      8,835.22
----------------------------------------------------------------------------------------------------------------------------------
MO-DEPARTMENT OF REVENUE                       0.00                            0.00                           0.00
----------------------------------------------------------------------------------------------------------------------------------
MO-DEPARTMENT OF REVENUE                                                       0.00                           0.00
----------------------------------------------------------------------------------------------------------------------------------
MO-DEPARTMENT OF REVENUE                       0.00                            0.00                           0.00
----------------------------------------------------------------------------------------------------------------------------------

                                      DISTRIBUTION
                                    RESERVE, IF NOT
                                     PAID, BASED ON
                                        CURRENT     MISSING
                                      DISTRIBUTION    W-9,
                                       OTION CLAIM    W-4,
                                         RESERVE    OR W-4


ABRAMS, JUDITH M                             0.00
------------------------------------------------------------
ALEXANDER'S KINGS PLAZA CENTER               0.00
-----------------------------------------------------------
ALEXANDER'S KINGS PLAZA CENTER               0.00
-----------------------------------------------------------
ALEXANDER'S KINGS PLAZA CENTER               0.00
-----------------------------------------------------------
AMIGOLAND MALL                               0.00
-----------------------------------------------------------
AMIGOLAND MALL                             107.59
-----------------------------------------------------------
AZIZO IMPORT INC                        52,038.00
-----------------------------------------------------------
BANK OF NEW YORK                             0.00
-----------------------------------------------------------
BANK OF NEW YORK                        122,940.42    X
-----------------------------------------------------------
BOYTON BEACH MALL                         1,488.09
-----------------------------------------------------------
BROWNE, ADIA J                            1,080.00
-----------------------------------------------------------
CHARLESTOWNE MALL LLC                        76.80
-----------------------------------------------------------
CHERRY HILL CENTER INC                    1,241.29
-----------------------------------------------------------
CHICAGO RIDGE MALL                          750.00    X
-----------------------------------------------------------
CIELO VISTA MALL                          1,597.34
-----------------------------------------------------------
DANBURY MALL ASSOCIATES LP                  421.46
-----------------------------------------------------------
DANBURY MALL ASSOCIATES LP                  502.12
-----------------------------------------------------------
DE SOTO SQUARE                              244.39
-----------------------------------------------------------
DONALD G STANFORD                         3,126.82
-----------------------------------------------------------
DUQUESNE LIGHT COMPANY                    2,229.20
-----------------------------------------------------------
EASTERN HILLS MALL                        2,315.04
-----------------------------------------------------------
EASTERN HILLS MALL                        1,298.77
-----------------------------------------------------------
EASTLAND MALL 038 PARTNERS                  750.00    X
-----------------------------------------------------------
ELLIOTT OBEDIN                          116,989.82    X
-----------------------------------------------------------
FAIRLANE TOWN CENTER                          0.00
-----------------------------------------------------------
FAIRLANE TOWN CENTER                          0.00
-----------------------------------------------------------
GE CAPITAL BUSINESS ASSET               223,394.49
-----------------------------------------------------------
GENERAL GROWTH MANAGEMENT,INC            20,411.48    X
-----------------------------------------------------------
GOVERNORS SQUARE COMPANY                      0.00
-----------------------------------------------------------
GOVERNOR'S SQUARE PARTNERSHIP               356.24    X
-----------------------------------------------------------
GOVERNOR'S SQUARE PARTNERSHIP               983.94    X
-----------------------------------------------------------
GRAFTON-FRASER, INC                           0.00
-----------------------------------------------------------
GREECE TOWNE MALL, L.P.                  10,328.16
-----------------------------------------------------------
HIGHLAND MALL JOINT VENTUR                   68.21    X
-----------------------------------------------------------
HIGHLAND MALL JOINT VENTUR                  230.09    X
-----------------------------------------------------------
HINES INTEREST LP                        11,314.03    X
-----------------------------------------------------------
HITACHI DATA SYSTEMS                      7,343.54    X
-----------------------------------------------------------
HUMMEL, RONALD S                              0.00
-----------------------------------------------------------
IRONDEQUOIT MALL                          12,373.38
-----------------------------------------------------------
IRVING MALL                                  459.40
-----------------------------------------------------------
J BAKER, INC                                   0.00
-----------------------------------------------------------
JBI APPAREL, INC                               0.00
-----------------------------------------------------------
KING PLAZA, INC.                               0.00
-----------------------------------------------------------
KRAVCO COMPANY                             3,955.55    X
-----------------------------------------------------------
LA PLAZA MALL                                 92.19
-----------------------------------------------------------
LA PLAZA MALL                              1,132.07
-----------------------------------------------------------
LABCORP                                        0.00
-----------------------------------------------------------
LAFAYETTE SQUARE                          32,455.61
-----------------------------------------------------------
LAKESIDE MALL LP                               0.00
-----------------------------------------------------------
LINCOLNWOOD TOWN CENTER                      135.78
-----------------------------------------------------------
LIVINGSTON MALL                           10,545.03
-----------------------------------------------------------
MACERICH COMPANY/SOUTH PLAINS              3,415.87    X
-----------------------------------------------------------
MACERICH COMPANY/SOUTH PLAINS              4,332.68    X
-----------------------------------------------------------
MACERICH COMPANY/SOUTH PLAINS              8,288.75    X
-----------------------------------------------------------
MACERICH COMPANY/VINTAGE FAIRE             7,271.07    X
-----------------------------------------------------------
MACERICH QUEENS LP                        10,415.97    X
-----------------------------------------------------------
MACERICH SCG LP-CROSSROADS OK              4,663.04
-----------------------------------------------------------
MACERICH SCG LP-CROSSROADS OK              2,662.51    X
-----------------------------------------------------------
MACERICH VALLEY VIEW LP                    2,562.12    X
-----------------------------------------------------------
MACHERICH - LAKEWOOD                       3,052.46    X
-----------------------------------------------------------
MACHERICH PRTNRSH LP-RUSHMORE              3,050.31
-----------------------------------------------------------
MACHERICH PRTSHP LP-LOS CERRIT             3,694.28    X
-----------------------------------------------------------
MACHERICH PRTSHP LP-LOS CERRIT             1,837.87    X
-----------------------------------------------------------
MALL ST MATTHEWS LP                        2,699.93    X
-----------------------------------------------------------
MALL ST MATTHEWS LP                          461.33    X
-----------------------------------------------------------
MANHATTEN MALL                               603.86    X
-----------------------------------------------------------
MARION PLAZA, INC/EASTWOOD MAL               699.18    X
-----------------------------------------------------------
MARKETPLACE, THE                               0.00
-----------------------------------------------------------
MENLO PARK MALL                           16,210.34    X
-----------------------------------------------------------
MILLCREEK MALL - CAFARO CO.                    0.00
-----------------------------------------------------------
MO-DEPARTMENT OF REVENUE                   8,835.22
-----------------------------------------------------------
MO-DEPARTMENT OF REVENUE                       0.00
-----------------------------------------------------------
MO-DEPARTMENT OF REVENUE                       0.00
-----------------------------------------------------------
MO-DEPARTMENT OF REVENUE                       0.00
-----------------------------------------------------------

                                            Admin Claims At January 15, 2002

                                                                     INITIAL DISTRUBITION
                                                                     --------------------
                                                                       CLAIM TO BE ALLOWED
                                                                          AS FILED OR AS
                                                                        OTHERWISE REDUCED
                                                                         BY COURT ORDER                   ORDER 12
                                                        FILED CLAIM     CLAIM AMENDMENT OR  REVERSE      (except as
NAME                                       CLAIM NO.      AMOUNT            AGREEMENT       ESTIMATE        noted)
--------------------------------------------------------------------------------------------------------------------------
MO-DEPARTMENT OF REVENUE                   4037-00       2,111.15                            2,111.15
--------------------------------------------------------------------------------------------------------------------------
NEW PLAN EXCEL REALTY TRUST                4274-00      26,480.71                           26,480.71
--------------------------------------------------------------------------------------------------------------------------
NORTH EAST MALL                            2283-00       1,487.42                            1,487.42
--------------------------------------------------------------------------------------------------------------------------
NORTH STAR MALL JOINT VENTURE              4293-00      17,523.73                           17,523.73
--------------------------------------------------------------------------------------------------------------------------
NORTH STAR MALL JOINT VENTURE              4294-00      24,944.28                           24,944.28
--------------------------------------------------------------------------------------------------------------------------
NORTHFIELD SQUARE                          2279-00       4,292.24                            4,292.24
--------------------------------------------------------------------------------------------------------------------------
NORTHLAND CENTER (MI)                      3445-00      60,105.00                           60,105.00
--------------------------------------------------------------------------------------------------------------------------
NORTHRIDGE MALL                            3089-00       2,261.00                            2,261.00
--------------------------------------------------------------------------------------------------------------------------
NY-DEPT OF FINANCE (NYC)                   4147-01       7,048.46                            7,048.46
--------------------------------------------------------------------------------------------------------------------------
NY-DEPT OF FINANCE (NYC)                   4147-02       2,176.62                            2,176.62
--------------------------------------------------------------------------------------------------------------------------
NY-DEPT OF FINANCE (NYC)                   4147-03         106.76                              106.76
--------------------------------------------------------------------------------------------------------------------------
OAKDALE MALL ASSOCIATES LP                 4240-00       6,648.41                            6,648.41      99.64
--------------------------------------------------------------------------------------------------------------------------
OAKLAND MALL LTD                           3038-00      11,898.99                           11,898.99       0.00
--------------------------------------------------------------------------------------------------------------------------
OHIO BUREAU OF WORKERS COMP                3646-00       4,500.00                            4,500.00
--------------------------------------------------------------------------------------------------------------------------
OLD ORCHARD/URBAN RETAIL PROP              4287-02       1,036.08                            1,036.08
--------------------------------------------------------------------------------------------------------------------------
ORLAND SQUARE                              2990-00       2,913.55                            2,913.55
--------------------------------------------------------------------------------------------------------------------------
OTR LIMITED PARTNERSHIP                    4231-00      16,787.88                           16,787.88
--------------------------------------------------------------------------------------------------------------------------
PA-DELAWARE UNEMPLOYMENT COMP              3634-00       5,058.69                            5,058.69
--------------------------------------------------------------------------------------------------------------------------
PALM BEACH MALL                            2178-00       2,768.53                            2,768.53
--------------------------------------------------------------------------------------------------------------------------
PANORAMA CITY ASSOCIATES                   4252-00       5,132.53                            5,132.53
--------------------------------------------------------------------------------------------------------------------------
PLAID CLOTHING CO., INC                      52-00      53,689.91                           53,689.91
--------------------------------------------------------------------------------------------------------------------------
RANDALL PARK MALL                          2291-00      16,086.67                           16,086.67
--------------------------------------------------------------------------------------------------------------------------
RETIRED EMPLOYEES EBS, INC                 4301-00     149,774.21                           55,000.00
--------------------------------------------------------------------------------------------------------------------------
RIVER OAKS CENTER                          2187-00          73.42                               73.42
--------------------------------------------------------------------------------------------------------------------------
RIVER OAKS CENTER                          2189-00          58.70                               58.70
--------------------------------------------------------------------------------------------------------------------------
ROUSE JACKSONVILLE INC                     4289-00         932.29                              932.29
--------------------------------------------------------------------------------------------------------------------------
ROUSE-FASHION PLACE LLC                    1758-00       7,704.98                            7,704.98
--------------------------------------------------------------------------------------------------------------------------
ROUSE-MILWAUKEE INC                        4281-00       3,431.88                            3,431.88
--------------------------------------------------------------------------------------------------------------------------
SANDUSKY MALL COMPANY                      4273-00       4,451.99                            4,451.99      69.02
--------------------------------------------------------------------------------------------------------------------------
SOUTHLAND JOINT VENTURE                    1131-00       1,149.68                            1,149.68
--------------------------------------------------------------------------------------------------------------------------
ST LOUIS CENTRE                            2999-00       1,324.82                            1,324.82
--------------------------------------------------------------------------------------------------------------------------
TAMPA NORTHWEST LTD                        1129-00       7,354.76                            7,354.76
--------------------------------------------------------------------------------------------------------------------------
TAUBMAN AUBURN HILLS ASSOCIATE             3036-00         457.58               457.58
--------------------------------------------------------------------------------------------------------------------------
TOWN CENTER AT COBB                        3003-00       1,886.07                            1,886.07
--------------------------------------------------------------------------------------------------------------------------
TREASURE COAST SQUARE                      3010-00       8,534.05                            8,534.05
--------------------------------------------------------------------------------------------------------------------------
TWELVE OAKS MALL LP                        3041-00       4,078.51                            4,078.51       0.00
--------------------------------------------------------------------------------------------------------------------------
UNIVERSITY MALL (FL)                       3008-00         678.54                              678.54
--------------------------------------------------------------------------------------------------------------------------
URBAN RETAIL PROP CO/GENESSEE              4267-00       7,778.20                            7,778.20
--------------------------------------------------------------------------------------------------------------------------
URBAN RETAIL PRP-BANNISTER ML              4268-00       8,179.63                            8,179.63
--------------------------------------------------------------------------------------------------------------------------
URBAN RETAIL PRP-MAINPLACE                 4265-00       3,049.88                            3,049.88
--------------------------------------------------------------------------------------------------------------------------
URBAN RETAIL PRP-NORTH HILLS               4266-00       2,473.10                            2,473.10
--------------------------------------------------------------------------------------------------------------------------
URBAN RETAIL PRP-WOODLAND HILL             4262-00       6,543.53                            6,543.53
--------------------------------------------------------------------------------------------------------------------------
URBAN RETAIL PRP-WOODLAND HILL             4263-00       7,599.24                            7,599.24
--------------------------------------------------------------------------------------------------------------------------
URBAN RETAIL PRP-WOODLAND HILL             4264-00       3,156.54                            3,156.54
--------------------------------------------------------------------------------------------------------------------------
WEISS & NEUMAN                             4300-00     103,325.68                          103,325.68
--------------------------------------------------------------------------------------------------------------------------
WEST TOWN MALL                             2203-00          25.28                               25.28
--------------------------------------------------------------------------------------------------------------------------
WESTDALE MALL                              1560-00       5,179.91                            5,179.91
--------------------------------------------------------------------------------------------------------------------------
WILLOWBROOK MALL LP                        4243-00      12,891.75                           12,891.75
--------------------------------------------------------------------------------------------------------------------------
WILLOWBROOK MALL LP                        4244-00       4,582.30             4,582.30
--------------------------------------------------------------------------------------------------------------------------
WINDSOR PARK MALL                          3015-00       4,740.24                            4,740.24
--------------------------------------------------------------------------------------------------------------------------
WINDSOR PARK MALL                          3017-00       6,628.70                            6,628.70
--------------------------------------------------------------------------------------------------------------------------
WOODBRIDGE CENTER INC                      4245-00      40,142.44                           40,142.44
--------------------------------------------------------------------------------------------------------------------------
WOODBRIDGE CENTER INC                      4278-00       1,016.00                            1,016.00
--------------------------------------------------------------------------------------------------------------------------
WOODLAND                                   3028-00       6,683.64                            6,683.64       0.00
--------------------------------------------------------------------------------------------------------------------------
WOODLAND                                   3029-00       5,065.20                            5,065.20       0.00
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                     1,839,659.61            42,176.21   1,906,638.79   1,282.11
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Adjustment to Initial Distribution Motion
--------------------------------------------------------------------------------------------------------------------------
Pearlridge                               4335-02         4,641.56                            4,641.56
--------------------------------------------------------------------------------------------------------------------------
OH- Bureau of Workers Comp               4330-00         1,500.01                            1,500.01       0.00   U
--------------------------------------------------------------------------------------------------------------------------
US - IRS                                 4345-00     3,500,000.00 separetly reserverd
--------------------------------------------------------------------------------------------------------------------------
MARION PLAZA, INC/EASTWOOD MAL           4086-00         3,210.09                                0.00   3,210.09        U
--------------------------------------------------------------------------------------------------------------------------
                                                     5,349,011.27            42,176.21   1,912,780.36   4,492.20
--------------------------------------------------------------------------------------------------------------------------

                                  AMENDED CLAIM              CLAIM TO BE ALLOWED AS
                                FILED BY CREDITOR             FILED OR AS OTHERWISE
                                OR STOP APPROVED                REDUCED BY COURT
                                  SINCE INITIAL     TO BE          ORDER, CLAIM
                                  DISTRIBUTION   ALLOWED BY       AMENDMENT OR       RESERVE        TOTAL CLAIM     DISTRIBUTION
                                     MOTION        TRUSTEE          AGREEMENT        ESTIMATE         RESERVE          PAID
----------------------------------------------------------------------------------------------------------------------------------
MO-DEPARTMENT OF REVENUE                                                                    2,111.15        2,111.15
------------------------------------------------------------------------------------------------------------------------------------
NEW PLAN EXCEL REALTY TRUST                                                                26,480.71       26,480.71
------------------------------------------------------------------------------------------------------------------------------------
NORTH EAST MALL                                                                             1,487.42        1,487.42
------------------------------------------------------------------------------------------------------------------------------------
NORTH STAR MALL JOINT VENTURE                                                              17,523.73       17,523.73
------------------------------------------------------------------------------------------------------------------------------------
NORTH STAR MALL JOINT VENTURE                                                              24,944.28       24,944.28
------------------------------------------------------------------------------------------------------------------------------------
NORTHFIELD SQUARE                                                                           4,292.24        4,292.24
------------------------------------------------------------------------------------------------------------------------------------
NORTHLAND CENTER (MI)                                                                      60,105.00       60,105.00
------------------------------------------------------------------------------------------------------------------------------------
NORTHRIDGE MALL                                         2,261.00           2,261.00                         2,261.00        2,261.00
------------------------------------------------------------------------------------------------------------------------------------
NY-DEPT OF FINANCE (NYC)                                                                    7,048.46        7,048.46          422.91
------------------------------------------------------------------------------------------------------------------------------------
NY-DEPT OF FINANCE (NYC)                                                                    2,176.62        2,176.62
------------------------------------------------------------------------------------------------------------------------------------
NY-DEPT OF FINANCE (NYC)                                  106.76             106.76                           106.76
------------------------------------------------------------------------------------------------------------------------------------
OAKDALE MALL ASSOCIATES LP                                                    99.64                            99.64           99.64
------------------------------------------------------------------------------------------------------------------------------------
OAKLAND MALL LTD                                                               0.00                             0.00
------------------------------------------------------------------------------------------------------------------------------------
OHIO BUREAU OF WORKERS COMP                                                                 4,500.00        4,500.00
------------------------------------------------------------------------------------------------------------------------------------
OLD ORCHARD/URBAN RETAIL PROP                                                               1,036.08        1,036.08
------------------------------------------------------------------------------------------------------------------------------------
ORLAND SQUARE                                                                               2,913.55        2,913.55
------------------------------------------------------------------------------------------------------------------------------------
OTR LIMITED PARTNERSHIP                                                                    16,787.88       16,787.88
------------------------------------------------------------------------------------------------------------------------------------
PA-DELAWARE UNEMPLOYMENT COMP                                                               5,058.69        5,058.69
------------------------------------------------------------------------------------------------------------------------------------
PALM BEACH MALL                                                                             2,768.53        2,768.53
------------------------------------------------------------------------------------------------------------------------------------
PANORAMA CITY ASSOCIATES                                                                    5,132.53        5,132.53
------------------------------------------------------------------------------------------------------------------------------------
PLAID CLOTHING CO., INC                                                                    53,689.91       53,689.91
------------------------------------------------------------------------------------------------------------------------------------
RANDALL PARK MALL                                                                          16,086.67       16,086.67
------------------------------------------------------------------------------------------------------------------------------------
RETIRED EMPLOYEES EBS, INC                55,000.00                       55,000.00                        55,000.00       55,000.00
------------------------------------------------------------------------------------------------------------------------------------
RIVER OAKS CENTER                                                                              73.42           73.42
------------------------------------------------------------------------------------------------------------------------------------
RIVER OAKS CENTER                                                                              58.70           58.70
------------------------------------------------------------------------------------------------------------------------------------
ROUSE JACKSONVILLE INC                                                                        932.29          932.29
------------------------------------------------------------------------------------------------------------------------------------
ROUSE-FASHION PLACE LLC                                                                     7,704.98        7,704.98
------------------------------------------------------------------------------------------------------------------------------------
ROUSE-MILWAUKEE INC                                                                         3,431.88        3,431.88
------------------------------------------------------------------------------------------------------------------------------------
SANDUSKY MALL COMPANY                                                         69.02                            69.02
------------------------------------------------------------------------------------------------------------------------------------
SOUTHLAND JOINT VENTURE                                                                     1,149.68        1,149.68
------------------------------------------------------------------------------------------------------------------------------------
ST LOUIS CENTRE                                                                             1,324.82        1,324.82
------------------------------------------------------------------------------------------------------------------------------------
TAMPA NORTHWEST LTD                                                                         7,354.76        7,354.76
------------------------------------------------------------------------------------------------------------------------------------
TAUBMAN AUBURN HILLS ASSOCIATE                                               457.58                           457.58          457.58
------------------------------------------------------------------------------------------------------------------------------------
TOWN CENTER AT COBB                                                                         1,886.07        1,886.07
------------------------------------------------------------------------------------------------------------------------------------
TREASURE COAST SQUARE                                                                       8,534.05        8,534.05
------------------------------------------------------------------------------------------------------------------------------------
TWELVE OAKS MALL LP                                                            0.00                             0.00
------------------------------------------------------------------------------------------------------------------------------------
UNIVERSITY MALL (FL)                                                                          678.54          678.54
------------------------------------------------------------------------------------------------------------------------------------
URBAN RETAIL PROP CO/GENESSEE                                                               7,778.20        7,778.20
------------------------------------------------------------------------------------------------------------------------------------
URBAN RETAIL PRP-BANNISTER ML                                                               8,179.63        8,179.63
------------------------------------------------------------------------------------------------------------------------------------
URBAN RETAIL PRP-MAINPLACE                                                                  3,049.88        3,049.88
------------------------------------------------------------------------------------------------------------------------------------
URBAN RETAIL PRP-NORTH HILLS                                                                2,473.10        2,473.10
------------------------------------------------------------------------------------------------------------------------------------
URBAN RETAIL PRP-WOODLAND HILL                                                              6,543.53        6,543.53
------------------------------------------------------------------------------------------------------------------------------------
URBAN RETAIL PRP-WOODLAND HILL                                                              7,599.24        7,599.24
------------------------------------------------------------------------------------------------------------------------------------
URBAN RETAIL PRP-WOODLAND HILL                                                              3,156.54        3,156.54
------------------------------------------------------------------------------------------------------------------------------------
WEISS & NEUMAN                                                                            103,325.68      103,325.68
------------------------------------------------------------------------------------------------------------------------------------
WEST TOWN MALL                                                                                 25.28           25.28
------------------------------------------------------------------------------------------------------------------------------------
WESTDALE MALL                                                                               5,179.91        5,179.91
------------------------------------------------------------------------------------------------------------------------------------
WILLOWBROOK MALL LP                                                                        12,891.75       12,891.75
------------------------------------------------------------------------------------------------------------------------------------
WILLOWBROOK MALL LP                                                        4,582.30                         4,582.30        4,582.30
------------------------------------------------------------------------------------------------------------------------------------
WINDSOR PARK MALL                                                                           4,740.24        4,740.24
------------------------------------------------------------------------------------------------------------------------------------
WINDSOR PARK MALL                                                                           6,628.70        6,628.70
------------------------------------------------------------------------------------------------------------------------------------
WOODBRIDGE CENTER INC                                                                      40,142.44       40,142.44
------------------------------------------------------------------------------------------------------------------------------------
WOODBRIDGE CENTER INC                                                                       1,016.00        1,016.00
------------------------------------------------------------------------------------------------------------------------------------
WOODLAND                                                                       0.00                             0.00
------------------------------------------------------------------------------------------------------------------------------------
WOODLAND                                                                       0.00                             0.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                          70,886.00     9,711.30         124,055.62     1,219,531.84    1,343,587.46      114,298.70
------------------------------------------------------------------------------------------------------------------------------------

Adjustment to Initial Distribution Motion
------------------------------------------------------------------------------------------------------------------------------------
Pearlridge                                                                                                  4,641.56       4,641.56
------------------------------------------------------------------------------------------------------------------------------------
OH- Bureau of Workers Comp                                                                     0.00                            0.00
------------------------------------------------------------------------------------------------------------------------------------
US - IRS
------------------------------------------------------------------------------------------------------------------------------------
MARION PLAZA, INC/EASTWOOD MAL                                                              3,210.09                       3,210.09
------------------------------------------------------------------------------------------------------------------------------------
                                          70,886.00     9,711.30                          127,265.71     1,224,173.40  1,351,439.11
====================================================================================================================================
                                      DISTRIBUTION
                                    RESERVE, IF NOT
                                     PAID, BASED ON
                                        CURRENT     MISSING
                                      DISTRIBUTION    W-9,
                                       OTION CLAIM    W-4,
                                         RESERVE    OR W-4
----------------------------------------------------------------
MO-DEPARTMENT OF REVENUE
----------------------------------------------------------------
NEW PLAN EXCEL REALTY TRUST                       2,111.15
----------------------------------------------------------------
NORTH EAST MALL                                  26,480.71    X
----------------------------------------------------------------
NORTH STAR MALL JOINT VENTURE                     1,487.42
----------------------------------------------------------------
NORTH STAR MALL JOINT VENTURE                    17,523.73    X
----------------------------------------------------------------
NORTHFIELD SQUARE                                24,944.28    X
----------------------------------------------------------------
NORTHLAND CENTER (MI)                             4,292.24
----------------------------------------------------------------
NORTHRIDGE MALL                                  60,105.00    X
----------------------------------------------------------------
NY-DEPT OF FINANCE (NYC)                              0.00
----------------------------------------------------------------
NY-DEPT OF FINANCE (NYC)                          6,625.55
-----------------------------------------------------------------
NY-DEPT OF FINANCE (NYC)                          2,176.62
----------------------------------------------------------------
OAKDALE MALL ASSOCIATES LP                          106.76
----------------------------------------------------------------
OAKLAND MALL LTD                                      0.00
----------------------------------------------------------------
OHIO BUREAU OF WORKERS COMP                           0.00
----------------------------------------------------------------
OLD ORCHARD/URBAN RETAIL PROP                     4,500.00
----------------------------------------------------------------
ORLAND SQUARE                                     1,036.08
----------------------------------------------------------------
OTR LIMITED PARTNERSHIP                           2,913.55
----------------------------------------------------------------
PA-DELAWARE UNEMPLOYMENT COMP                    16,787.88      -
----------------------------------------------------------------
PALM BEACH MALL                                   5,058.69
----------------------------------------------------------------
PANORAMA CITY ASSOCIATES                          2,768.53
----------------------------------------------------------------
PLAID CLOTHING CO., INC                           5,132.53    X
----------------------------------------------------------------
RANDALL PARK MALL                                53,689.91    X
----------------------------------------------------------------
RETIRED EMPLOYEES EBS, INC                       16,086.67
----------------------------------------------------------------
RIVER OAKS CENTER                                     0.00    X
----------------------------------------------------------------
RIVER OAKS CENTER                                    73.42
----------------------------------------------------------------
ROUSE JACKSONVILLE INC                               58.70
----------------------------------------------------------------
ROUSE-FASHION PLACE LLC                             932.29    X
----------------------------------------------------------------
ROUSE-MILWAUKEE INC                               7,704.98    X
----------------------------------------------------------------
SANDUSKY MALL COMPANY                             3,431.88    X
----------------------------------------------------------------
SOUTHLAND JOINT VENTURE                              69.02    X
----------------------------------------------------------------
ST LOUIS CENTRE                                   1,149.68    X
----------------------------------------------------------------
TAMPA NORTHWEST LTD                               1,324.82    X
----------------------------------------------------------------
TAUBMAN AUBURN HILLS ASSOCIATE                    7,354.76    X
----------------------------------------------------------------
TOWN CENTER AT COBB                                   0.00
----------------------------------------------------------------
TREASURE COAST SQUARE                             1,886.07
----------------------------------------------------------------
TWELVE OAKS MALL LP                               8,534.05
----------------------------------------------------------------
UNIVERSITY MALL (FL)                                  0.00
----------------------------------------------------------------
URBAN RETAIL PROP CO/GENESSEE                       678.54
----------------------------------------------------------------
URBAN RETAIL PRP-BANNISTER ML                     7,778.20    X
----------------------------------------------------------------
URBAN RETAIL PRP-MAINPLACE                        8,179.63    X
----------------------------------------------------------------
URBAN RETAIL PRP-NORTH HILLS                      3,049.88    X
----------------------------------------------------------------
URBAN RETAIL PRP-WOODLAND HILL                    2,473.10    X
----------------------------------------------------------------
URBAN RETAIL PRP-WOODLAND HILL                    6,543.53    X
----------------------------------------------------------------
URBAN RETAIL PRP-WOODLAND HILL                    7,599.24    X
----------------------------------------------------------------
WEISS & NEUMAN                                    3,156.54    X
----------------------------------------------------------------
WEST TOWN MALL                                  103,325.68    X
----------------------------------------------------------------
WESTDALE MALL                                        25.28
----------------------------------------------------------------
WILLOWBROOK MALL LP                               5,179.91    X
----------------------------------------------------------------
WILLOWBROOK MALL LP                              12,891.75    X
----------------------------------------------------------------
WINDSOR PARK MALL                                     0.00    X
----------------------------------------------------------------
WINDSOR PARK MALL                                 4,740.24
----------------------------------------------------------------
WOODBRIDGE CENTER INC                             6,628.70
----------------------------------------------------------------
WOODBRIDGE CENTER INC                            40,142.44    X
----------------------------------------------------------------
WOODLAND                                          1,016.00    X
----------------------------------------------------------------
WOODLAND                                              0.00
----------------------------------------------------------------
                                                      0.00
----------------------------------------------------------------

----------------------------------------------------------------
                                              1,229,288.76


Adjustment to Initial Distribution Motion
-----------------------------------------------------------
Pearlridge                                        4,641.56
-----------------------------------------------------------
OH- Bureau of Workers Comp                            0.00
-----------------------------------------------------------
US - IRS                                              0.00
-----------------------------------------------------------
MARION PLAZA, INC/EASTWOOD MAL                    3,210.09
-----------------------------------------------------------
                                              1,237,140.41
===========================================================


                                                                       EXHIBIT 2


                                            Secured Claims At January 15, 2002

                                                                     INITIAL DISTRUBITION
                                                                     --------------------

                                                                       CLAIM TO BE ALLOWED
                                                                          AS FILED OR AS
                                                                        OTHERWISE REDUCED
                                                                         BY COURT ORDER                   ORDER 12
                                                        FILED CLAIM     CLAIM AMENDMENT OR  REVERSE      (except as
NAME                                       CLAIM NO.      AMOUNT            AGREEMENT       ESTIMATE        noted)
--------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
ALOHA LEASING, A DIVISION OF                  470-00          7,061.38                       7,061.38             998.01
-----------------------------------------------------------------------------------------------------------------------------------
BROKS CENTER LTD                             3882-00          6,443.44                       6,443.44           2,036.37
-----------------------------------------------------------------------------------------------------------------------------------
CA-FRESNO COUNTY TAX COLLECTOR                574-00          3,531.87    3,531.87
-----------------------------------------------------------------------------------------------------------------------------------
CA-IMPERIAL COUNTY TAX COLLECT               4322-00          2,757.98    2,757.98
-----------------------------------------------------------------------------------------------------------------------------------
CA-SAN BERNARDINO COUNTY                     1769-00        285,972.79                     285,972.79               0.00
-----------------------------------------------------------------------------------------------------------------------------------
CA-SAN BERNARDINO COUNTY                     4046-01         45,327.61                      45,327.61          38,885.88
-----------------------------------------------------------------------------------------------------------------------------------
CA-SAN BERNARDINO COUNTY                     4046-02        101,557.61                     101,557.61               0.00     U
-----------------------------------------------------------------------------------------------------------------------------------
CA-SAN BERNARDINO COUNTY                     4046-03         90,253.34                      90,253.34
-----------------------------------------------------------------------------------------------------------------------------------
CA-SANTA CLARA COUNTY                        3202-00          5,888.22                       5,888.22
-----------------------------------------------------------------------------------------------------------------------------------
LIQUIDITY SOLUTIONS - COASTLAND
CONSTRUCTION INC                             3308-00         30,987.99                      30,987.99
-----------------------------------------------------------------------------------------------------------------------------------
CO-BOULDER COUNTY                            1022-00          1,707.16                       1,707.16               0.00     U
-----------------------------------------------------------------------------------------------------------------------------------
CO-COLORADO DEPT OF REVENUE                  3633-00          8,048.73                       8,048.73               0.00     U
-----------------------------------------------------------------------------------------------------------------------------------
CO-LARIMER COUNTY                            3733-01          2,178.64                       2,178.64
-----------------------------------------------------------------------------------------------------------------------------------
CO-LARIMER COUNTY                            3733-02          1,258.60                       1,258.60               0.00     U
-----------------------------------------------------------------------------------------------------------------------------------
DOWNTOWN REALITY INVESTMENTS                 3880-00          7,979.02                       7,979.02               0.00
-----------------------------------------------------------------------------------------------------------------------------------
FIRST SIERRA FINANCIAL                       1777-00          4,514.14                       4,514.14           2,998.56
-----------------------------------------------------------------------------------------------------------------------------------
FL-CLAY COUNTY TAX COLLECTOR                 3370-00          1,811.62    1,887.10
-----------------------------------------------------------------------------------------------------------------------------------
FL-LEON COUNTY                               1996-00          4,432.98                       4,432.98               0.00
-----------------------------------------------------------------------------------------------------------------------------------
FL-SARASOTA COUNTY TAX COLLECT               2497-00          1,907.84                       1,907.84               0.00
-----------------------------------------------------------------------------------------------------------------------------------
GA-CITY OF UNION CITY                        1865-00            108.22                         108.22               0.00
-----------------------------------------------------------------------------------------------------------------------------------
HIGHSMITH,KENNETH                            1526-00        150,000.00                     150,000.00               0.00     U
-----------------------------------------------------------------------------------------------------------------------------------
KEMPER INSURANCE COMPANIES                   1931-03      UNLIQUIDATED                                   0.00
-----------------------------------------------------------------------------------------------------------------------------------
KING PLAZA, INC.                             3661-00            176.46                         176.46
-----------------------------------------------------------------------------------------------------------------------------------
MA-TOWN COLLECTOR                            1570-00             43.19       43.19
-----------------------------------------------------------------------------------------------------------------------------------
MD-HOWARD COUNTY                             4068-00            381.18                         381.18
-----------------------------------------------------------------------------------------------------------------------------------
MS-HINDS COUNTY TAX COLLECTOR                3470-01          1,823.35    1,823.35
-----------------------------------------------------------------------------------------------------------------------------------
MS-HINDS COUNTY TAX COLLECTOR                3470-02            131.63                           0.00             131.63   Corr
-----------------------------------------------------------------------------------------------------------------------------------
NC-HENDERSON COUNTY                          3169-01            222.51                         222.51               0.00     U
-----------------------------------------------------------------------------------------------------------------------------------
NC-HENDERSON COUNTY                          3169-02             67.87                          67.87
-----------------------------------------------------------------------------------------------------------------------------------
NM-TREASURER BERNALILLO COUNTY               2500-00          2,335.90                       2,335.90           2,267.58
-----------------------------------------------------------------------------------------------------------------------------------
OK-OKLAHOMA COUNTY                            435-00             50.30                          50.30               0.00     U
-----------------------------------------------------------------------------------------------------------------------------------
OLYMPIC MILLS CORP                           4321-00         12,033.54                      12,033.54
-----------------------------------------------------------------------------------------------------------------------------------
PR-CRIM                                      4127-02         40,247.36                      40,247.36
-----------------------------------------------------------------------------------------------------------------------------------
SC-CHARLESTON COUNTY                         1425-01          3,797.44                       3,797.44               0.00     U
-----------------------------------------------------------------------------------------------------------------------------------
SC-CHARLESTON COUNTY                         1425-02          1,360.82                       1,360.82
-----------------------------------------------------------------------------------------------------------------------------------
SC-CHARLESTON COUNTY                         1425-03            773.75                         773.75
-----------------------------------------------------------------------------------------------------------------------------------
TAMPA ELECTRIC                               1840-02          3,439.37                       3,439.37               0.00     U
-----------------------------------------------------------------------------------------------------------------------------------
THE NEW 5-7-9- & BEYOND, INC.                4016-00        143,008.99                     143,008.99
-----------------------------------------------------------------------------------------------------------------------------------
TN-KNOX COUNTY TRUSTEE                        338-01            224.06                         224.06               0.00     U
-----------------------------------------------------------------------------------------------------------------------------------
TN-KNOX COUNTY TRUSTEE                        338-02            140.48                         140.48
-----------------------------------------------------------------------------------------------------------------------------------
TN-WILLIAMSON COUNTY                          294-01            253.68                         253.68               0.00     U
-----------------------------------------------------------------------------------------------------------------------------------
TN-WILLIAMSON COUNTY                          294-02            208.89                         208.89
-----------------------------------------------------------------------------------------------------------------------------------
TX-ALDINE ISD                                3994-01          5,338.03    5,338.03
-----------------------------------------------------------------------------------------------------------------------------------
TX-CITY OF RICHARDSON                         498-00             87.08       82.64
-----------------------------------------------------------------------------------------------------------------------------------
VA-HENRICO COUNTY                             453-00          2,320.22    2,320.22
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                            982,195.28   17,784.38         964,350.31          47,318.03
-----------------------------------------------------------------------------------------------------------------------------------


                                      AMENDED CLAIM                CLAIM TO BE ALLOWED AS
                                    FILED BY CREDITOR               FILED OR AS OTHERWISE
                                    OR STOP APPROVED                  REDUCED BY COURT
                                     SINCE INITIAL     TO BE            ORDER, CLAIM
                                      DISTRIBUTION   ALLOWED BY         AMENDMENT OR       RESERVE        TOTAL CLAIM  DISTRIBUTION
                                        MOTION        TRUSTEE            AGREEMENT         ESTIMATE         RESERVE       PAID
-----------------------------------------------------------------------------------------------------------------------------------
ALOHA LEASING, A DIVISION OF
------------------------------------------------------------------------------------------------------------------------------------
BROKS CENTER LTD                                                         998.01                               998.01
------------------------------------------------------------------------------------------------------------------------------------
CA-FRESNO COUNTY TAX COLLECTOR                                         2,036.37                             2,036.37
------------------------------------------------------------------------------------------------------------------------------------
CA-IMPERIAL COUNTY TAX COLLECT                                         3,531.87                             3,531.87       3,531.87
------------------------------------------------------------------------------------------------------------------------------------
CA-SAN BERNARDINO COUNTY                                               2,757.98                             2,757.98       2,757.98
------------------------------------------------------------------------------------------------------------------------------------
CA-SAN BERNARDINO COUNTY                                                   0.00                                 0.00
------------------------------------------------------------------------------------------------------------------------------------
CA-SAN BERNARDINO COUNTY                                              38,885.88                            38,885.88      38,885.88
------------------------------------------------------------------------------------------------------------------------------------
CA-SAN BERNARDINO COUNTY                                                   0.00                                 0.00
------------------------------------------------------------------------------------------------------------------------------------
CA-SANTA CLARA COUNTY                                                                        90,253.34     90,253.34
------------------------------------------------------------------------------------------------------------------------------------
LIQUIDITY SOLUTIONS - COASTLAND
CONSTRUCTION INC                                                                              5,888.22      5,888.22
------------------------------------------------------------------------------------------------------------------------------------
CO-BOULDER COUNTY                                                                            30,987.99     30,987.99
------------------------------------------------------------------------------------------------------------------------------------
CO-COLORADO DEPT OF REVENUE                                                0.00                                 0.00
------------------------------------------------------------------------------------------------------------------------------------
CO-LARIMER COUNTY                                                          0.00                                 0.00
------------------------------------------------------------------------------------------------------------------------------------
CO-LARIMER COUNTY                                      2,747.66        2,747.66                             2,747.66      2,747.66
------------------------------------------------------------------------------------------------------------------------------------
DOWNTOWN REALITY INVESTMENTS                                               0.00                                 0.00
------------------------------------------------------------------------------------------------------------------------------------
FIRST SIERRA FINANCIAL                                                     0.00                                 0.00
------------------------------------------------------------------------------------------------------------------------------------
FL-CLAY COUNTY TAX COLLECTOR                                           2,998.56                             2,998.56
------------------------------------------------------------------------------------------------------------------------------------
FL-LEON COUNTY                                                         1,887.10                             1,887.10      1,887.10
------------------------------------------------------------------------------------------------------------------------------------
FL-SARASOTA COUNTY TAX COLLECT                                             0.00                                 0.00
------------------------------------------------------------------------------------------------------------------------------------
GA-CITY OF UNION CITY                                                      0.00                                 0.00
------------------------------------------------------------------------------------------------------------------------------------
HIGHSMITH,KENNETH                                                          0.00                                 0.00
------------------------------------------------------------------------------------------------------------------------------------
KEMPER INSURANCE COMPANIES                                                 0.00                                 0.00
------------------------------------------------------------------------------------------------------------------------------------
KING PLAZA, INC.                                                                   0.00                         0.00
------------------------------------------------------------------------------------------------------------------------------------
MA-TOWN COLLECTOR                                        176.46          176.46                               176.46
------------------------------------------------------------------------------------------------------------------------------------
MD-HOWARD COUNTY                                                          43.19                                43.19        43.19
------------------------------------------------------------------------------------------------------------------------------------
MS-HINDS COUNTY TAX COLLECTOR                            381.18          381.18                               381.18       381.18
------------------------------------------------------------------------------------------------------------------------------------
MS-HINDS COUNTY TAX COLLECTOR                                          1,823.35                             1,823.35     1,823.35
------------------------------------------------------------------------------------------------------------------------------------
NC-HENDERSON COUNTY                                                                             131.63        131.63
------------------------------------------------------------------------------------------------------------------------------------
NC-HENDERSON COUNTY                                                        0.00                                 0.00
------------------------------------------------------------------------------------------------------------------------------------
NM-TREASURER BERNALILLO COUNTY                                                                   67.87         67.87
------------------------------------------------------------------------------------------------------------------------------------
OK-OKLAHOMA COUNTY                                                     2,267.58                             2,267.58      2,267.58
------------------------------------------------------------------------------------------------------------------------------------
OLYMPIC MILLS CORP                                                         0.00                                 0.00
------------------------------------------------------------------------------------------------------------------------------------
PR-CRIM                                                                                      12,033.54     12,033.54
------------------------------------------------------------------------------------------------------------------------------------
SC-CHARLESTON COUNTY                                                                         40,247.36     40,247.36
------------------------------------------------------------------------------------------------------------------------------------
SC-CHARLESTON COUNTY                                                       0.00                                 0.00
------------------------------------------------------------------------------------------------------------------------------------
SC-CHARLESTON COUNTY                                   1,360.82        1,360.82                             1,360.82
------------------------------------------------------------------------------------------------------------------------------------
TAMPA ELECTRIC                                                                                  773.75        773.75
------------------------------------------------------------------------------------------------------------------------------------
THE NEW 5-7-9- & BEYOND, INC.                                              0.00                                 0.00
------------------------------------------------------------------------------------------------------------------------------------
TN-KNOX COUNTY TRUSTEE                0.00                                 0.00                                 0.00
------------------------------------------------------------------------------------------------------------------------------------
TN-KNOX COUNTY TRUSTEE                                                     0.00                                 0.00
------------------------------------------------------------------------------------------------------------------------------------
TN-WILLIAMSON COUNTY                                                                            140.48        140.48
------------------------------------------------------------------------------------------------------------------------------------
TN-WILLIAMSON COUNTY                                                       0.00                                 0.00
------------------------------------------------------------------------------------------------------------------------------------
TX-ALDINE ISD                                                                                   208.89        208.89
------------------------------------------------------------------------------------------------------------------------------------
TX-CITY OF RICHARDSON                                                  5,338.03                             5,338.03      5,338.03
------------------------------------------------------------------------------------------------------------------------------------
VA-HENRICO COUNTY                                                         82.64                                82.64         82.64
------------------------------------------------------------------------------------------------------------------------------------
                                                                       2,320.22                             2,320.22      2,320.22
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                      0.00             4,666.12       69,636.90             180,733.07    250,369.97     62,066.68
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                          70.79           70.79                                70.79         70.79
------------------------------------------------------------------------------------------------------------------------------------
                                      0.00             4,736.91       69,707.69             180,733.07    250,440.76     62,137.47
====================================================================================================================================

                                        DISTRIBUTION
                                      RESERVE, IF NOT
                                       PAID, BASED ON
                                         CURRENT     MISSING
                                       DISTRIBUTION    W-9,
                                       OTION CLAIM    W-4,
                                         RESERVE    OR W-4
ALOHA LEASING, A DIVISION OF
---------------------------------------------------------
BROKS CENTER LTD                        998.01         X
---------------------------------------------------------
CA-FRESNO COUNTY TAX COLLECTOR        2,036.37         X
---------------------------------------------------------
CA-IMPERIAL COUNTY TAX COLLECT           0.00
---------------------------------------------------------
CA-SAN BERNARDINO COUNTY                  0.00
---------------------------------------------------------
CA-SAN BERNARDINO COUNTY                  0.00
---------------------------------------------------------
CA-SAN BERNARDINO COUNTY                  0.00
---------------------------------------------------------
CA-SAN BERNARDINO COUNTY                  0.00
---------------------------------------------------------
CA-SANTA CLARA COUNTY                90,253.34
---------------------------------------------------------
LIQUIDITY SOLUTIONS - COASTLAND
CONSTRUCTION INC                      5,888.22
---------------------------------------------------------
CO-BOULDER COUNTY                    30,987.99         X
---------------------------------------------------------
CO-COLORADO DEPT OF REVENUE               0.00
---------------------------------------------------------
CO-LARIMER COUNTY                         0.00
---------------------------------------------------------
CO-LARIMER COUNTY                         0.00
---------------------------------------------------------
DOWNTOWN REALITY INVESTMENTS              0.00
---------------------------------------------------------
FIRST SIERRA FINANCIAL                    0.00
---------------------------------------------------------
FL-CLAY COUNTY TAX COLLECTOR          2,998.56
---------------------------------------------------------
FL-LEON COUNTY                            0.00
---------------------------------------------------------
FL-SARASOTA COUNTY TAX COLLECT            0.00
---------------------------------------------------------
GA-CITY OF UNION CITY                     0.00
---------------------------------------------------------
HIGHSMITH,KENNETH                         0.00
---------------------------------------------------------
KEMPER INSURANCE COMPANIES                0.00
---------------------------------------------------------
KING PLAZA, INC.                          0.00         X
---------------------------------------------------------
MA-TOWN COLLECTOR                       176.46
---------------------------------------------------------
MD-HOWARD COUNTY                          0.00
---------------------------------------------------------
MS-HINDS COUNTY TAX COLLECTOR             0.00
---------------------------------------------------------
MS-HINDS COUNTY TAX COLLECTOR             0.00
---------------------------------------------------------
NC-HENDERSON COUNTY                     131.63
---------------------------------------------------------
NC-HENDERSON COUNTY                       0.00
---------------------------------------------------------
NM-TREASURER BERNALILLO COUNTY           67.87
---------------------------------------------------------
OK-OKLAHOMA COUNTY                        0.00
---------------------------------------------------------
OLYMPIC MILLS CORP                        0.00
---------------------------------------------------------
PR-CRIM                              12,033.54         X
---------------------------------------------------------
SC-CHARLESTON COUNTY                 40,247.36
---------------------------------------------------------
SC-CHARLESTON COUNTY                      0.00
---------------------------------------------------------
SC-CHARLESTON COUNTY                  1,360.82
---------------------------------------------------------
TAMPA ELECTRIC                          773.75
---------------------------------------------------------
THE NEW 5-7-9- & BEYOND, INC.             0.00
---------------------------------------------------------
TN-KNOX COUNTY TRUSTEE                    0.00
---------------------------------------------------------
TN-KNOX COUNTY TRUSTEE                    0.00
---------------------------------------------------------
TN-WILLIAMSON COUNTY                    140.48
---------------------------------------------------------
TN-WILLIAMSON COUNTY                      0.00
---------------------------------------------------------
TX-ALDINE ISD                           208.89
---------------------------------------------------------
TX-CITY OF RICHARDSON                     0.00
---------------------------------------------------------
VA-HENRICO COUNTY                         0.00
---------------------------------------------------------
                                          0.00
---------------------------------------------------------

---------------------------------------------------------
                                    188,303.29
---------------------------------------------------------
                                    188,303.29
=========================================================
-----------------------------------------------------------------------------------------------------------------------------------
Adjustment to Initial Distribution Motion
-----------------------------------------------------------------------------------------------------------------------------------
OR-MULTNOMAH COUNTY TAX COLLEC              2464-00           1,356.00
-----------------------------------------------------------------------------------------------------------------------------------
                                                            983,551.28   17,784.38         964,350.31          47,318.03
===================================================================================================================================


                                                                       EXHIBIT 3

                                            Priority Claims At January 15, 2002


                                                                     INITIAL DISTRUBITION
                                                                     --------------------

                                                                       CLAIM TO BE ALLOWED
                                                                          AS FILED OR AS
                                                                        OTHERWISE REDUCED
                                                                         BY COURT ORDER                   ORDER 12
                                                        FILED CLAIM     CLAIM AMENDMENT OR  REVERSE      (except as
NAME                                       CLAIM NO.      AMOUNT            AGREEMENT       ESTIMATE        noted)
--------------------------------------------------------------------------------------------------------------------------
ABRAMS, JUDITH M                           1883-11         16,599.00                         16,599.00
ABRAMS, JUDITH M                           4052-00         16,599.00                         16,599.00           0.00    U
ALEXANDER'S KINGS PLAZA CENTER             1924-02            495.63                            495.63           0.00
ALF, TERRESA A                             1519-02         28,600.01                         28,600.01
ALF, TERRESA A                             1519-05         28,600.24                         28,600.24
AL-JEFFERSON COUNTY                        1940-00          3,295.87                          3,295.87       1,422.92
AMIGOLAND MALL                              989-00         15,766.40                         15,766.40
 .AR-SECRETARY OF STATE                      668-00          4,250.03                          4,250.03           0.00
BALDWIN HILLS/CT OPERATING PTR             2423-02          1,280.24                          1,280.24
BERKSHIRE MALL ASSOCIATES                  2337-00            801.22                            801.22           0.00
BRANDON TOWN/URBAN RETAIL PROP             2417-02          1,788.73                          1,788.73
BROOKFIELD SQUARE JOINT VENTUR              778-02          7,877.18                          7,877.18           0.00
CA-COUNTY OF STANISLAUS                    3782-01            675.97       675.97
CA-FRESNO COUNTY TAX COLLECTOR             3197-01          3,133.75                          3,133.75           0.00    U
CA-FRESNO COUNTY TAX COLLECTOR             3197-02          2,337.41                          2,337.41
CA-Orange County                           318-01           4,618.45                          4,618.45
CA-Orange County                           318-02           4,249.32                          4,249.32
CA-Orange County                           318-03           1,367.18                          1,367.18
CAPITOL COURT CORP                         2645-00          4,598.76                          4,598.76           0.00
CAROUSEL CENTER COMPANY L.P.               2294-00            808.44                            808.44
CA-SACRAMENTO COUNTY                       1054-02         11,656.20                         11,656.20       1,509.94
CA-SAN DIEGO COUNTY                        3794-01         11,274.83      11,274.83
CA-SANTA CLARA COUNTY                      4205-01          8,123.55                          8,123.55
CA-SANTA CLARA COUNTY                      4205-02          7,512.83                          7,512.83
CA-SANTA CLARA COUNTY                      4205-03          3,397.04                          3,397.12
CA-STATE BOARD OF EQUALIZATION             4060-00         11,486.85                         11,486.85           0.00
CATALINA PARTNERS LP                       1082-02          1,029.34                          1,029.34
CHAN, MICHAEL                              1879-00        140,000.00                         10,408.04           0.00    U
CHICAGO RIDGE MALL                         2481-00             19.20                             19.20
CHICAGO RIDGE MALL                         2483-00            345.57                            345.57
CHUNG KIN CHAN                             3245-02            500.00                            500.00           0.00
CN-SASKATCHEWAN WORKERS COMP               1737-00             31.57        31.57
COURTLAND CENTER                           2933-02             26.08                             26.08           0.00
CROSSROADS MALL                             426-00           (774.54)                             0.00           0.00
CT-TOWN OF MANCHESTER                      2462-00          1,356.66                              0.00           0.00
CT-TOWN OF TRUMBULL                        3700-00            359.05       359.05
CUMBERLAND ASSOCIATES                      1744-00            668.58                            668.58           0.00
DAYTON MALL VENTURE, LLC                    155-02            288.53                            288.53
DAYTON MALL VENTURE, LLC                    641-02            532.42                            532.42
DAYTON MALL VENTURE, LLC                    643-02            294.98                            294.98
DAYTON MALL VENTURE, LLC                    651-02            638.14                            638.14
DE-DIVISION OF REVENUE                     3198-01          1,616.15                          1,616.15
DONAHUE SCHRIBER/GLENDALE GALL             2396-02          4,141.62                          4,141.62
DONAHUE SCHRIBER/MONTCLAIR PL              2395-02          7,275.82                          7,275.82
DONAHUE SCHRIBER/MONTCLAIR PL              2399-02          1,904.00                          1,904.00
DONAHUE SCHRIBER/MONTEBELLO TC             2390-02            957.75                            957.75
EASTLAND MALL 038 PARTNERS                 2486-00          4,002.52                          4,002.52
EASTLAND MALL 038 PARTNERS                 2490-00            283.12                            283.12
EASTLAND MALL 038 PARTNERS                 2492-00          2,399.76                          2,399.76
EASTLAND MALL LIMITED PARTNERS              652-02          9,216.27                          9,216.27
EDISON MALL                                 967-00            100.00                            100.00
ELLIOTT OBEDIN                             4050-00        115,413.32     15,413.32
FL-MANATEE CO TAX COLLECTOR                 495-00            300.89                            300.89           0.00
FL-SARASOTA CO TAX COLLECTOR               3965-00          2,256.42                          2,256.42
GA-GWINNETT COUNTY                          675-00         13,665.81      8,842.96
GENERAL GROWTH MANAGEMENT, INC              772-02            834.90                            834.90
GLIMCHER LLYD VENTURE LLC                   638-02          2,730.09                              0.00
GLIMCHER LLYD VENTURE LLC                   640-02          7,481.48                          7,481.48
GLIMCHER LLYD VENTURE LLC                   644-02            990.52                            990.52
GLIMCHER NORTHTOWN VENTURE LLC              645-02          9,107.95                          9,107.95
GLIMCHER PROPERTIES LP                     2089-00        113,488.32                         13,488.32
GLIMCHER UNIVERSITY MALL LP                 635-02            759.50                            759.50
GLIMCHER UNIVERSITY MALL LP                 648-00          1,175.20                          1,175.20
GLIMCHER UNIVERSITY MALL LP                 654-02          3,818.22                          3,818.22
GLIMCHER UNIVERSITY MALL LP                1877-02          1,517.59                          1,517.59
GLIMCHER UNIVERSITY MALL LP                1878-02          1,696.17                          1,696.17
GREENSPOINT MALL                            472-02          2,004.05                          2,004.45           0.00
GREENSPOINT MALL                           2918-02          3,308.97                          3,308.97           0.00
HARVEY, JUDY Y                             3988-15          5,400.00                          5,400.00           0.00
HO RETAIL PROPERTIES I LP                   443-02          1,479.18                          1,479.18
IL-CITY OF CHICAGO                         1505-00          1,154.00       781.00                                0.00
IN-DEPARTMENT OF REVENUE                   3391-02         53,169.91                         53,169.91           0.00
INDEPENDENCE MALL GROUP                    2342-00            635.02                            635.02
INDEPENDENCE MALL GROUP                    2344-00            293.67                            293.67
IN-MONROE COUNTY                           3630-01          4,349.92      4,349.92
IN-VANDERBURGH COUNTY TREASURE              859-01            474.64                            474.64           0.00    U
IN-VANDERBURGH COUNTY TREASURE              859-02            129.92                            129.92
IN-VANDERBURGH COUNTY TREASURE              860-01            729.84                            729.84           0.00    U
IN-VANDERBURGH COUNTY TREASURE              860-02            199.77                            199.77
IN-VANDERBURGH COUNTY TREASURE              861-00            220.01       220.01                                0.00   11
IN-VANDERBURGH COUNTY TREASURE              863-01          2,982.10                          2,982.10           0.00    U
                                                           CURRENT DISTRIBUTION MOTION
                                                           ---------------------------
                                  AMENDED CLAIM              CLAIM TO BE ALLOWED AS
                                FILED BY CREDITOR             FILED OR AS OTHERWISE
                                OR STOP APPROVED                REDUCED BY COURT
                                  SINCE INITIAL     TO BE          ORDER, CLAIM
                                  DISTRIBUTION   ALLOWED BY       AMENDMENT OR       RESERVE        TOTAL CLAIM     DISTRIBUTION
                                     MOTION        TRUSTEE          AGREEMENT        ESTIMATE         RESERVE          PAID
------------------------------------------------------------------------------------------------------------------------------------
ABRAMS, JUDITH M                            0.00                           0.00                              0.00
ABRAMS, JUDITH M                                                           0.00                              0.00
ALEXANDER'S KINGS PLAZA CENTER                                             0.00                              0.00
ALF, TERRESA A                              0.00                           0.00                              0.00
ALF, TERRESA A                              0.00                           0.00                              0.00
AL-JEFFERSON COUNTY                                                    1,422.92                          1,422.92          1,422.92
AMIGOLAND MALL                                                                       15,766.40          15,766.40
 .AR-SECRETARY OF STATE                                                     0.00                              0.00
BALDWIN HILLS/CT OPERATING PTR                                                        1,280.24           1,280.24
BERKSHIRE MALL ASSOCIATES                                                  0.00                              0.00
BRANDON TOWN/URBAN RETAIL PROP                                                        1,788.73           1,788.73
BROOKFIELD SQUARE JOINT VENTUR                                             0.00                              0.00
CA-COUNTY OF STANISLAUS                                                  675.97                            675.97            675.97
CA-FRESNO COUNTY TAX COLLECTOR                                             0.00                              0.00
CA-FRESNO COUNTY TAX COLLECTOR                                                        2,337.41           2,337.41
CA-Orange County                                                                      4,618.45           4,618.45
CA-Orange County                                                                      4,249.32           4,249.32
CA-Orange County                                                                      1,367.18           1,367.18
CAPITOL COURT CORP                                                         0.00                              0.00
CAROUSEL CENTER COMPANY L.P.                                                            808.44             808.44
CA-SACRAMENTO COUNTY                                                  11,509.94                         11,509.94         11,509.94
CA-SAN DIEGO COUNTY                                                   11,274.83                         11,274.83         11,274.83
CA-SANTA CLARA COUNTY                                                                 8,123.55           8,123.55
CA-SANTA CLARA COUNTY                                 7,512.83         7,512.83                          7,512.83          7,512.83
CA-SANTA CLARA COUNTY                                                                 3,397.20           3,397.20
CA-STATE BOARD OF EQUALIZATION                                             0.00                              0.00
CATALINA PARTNERS LP                                                                  1,029.34           1,029.34
CHAN, MICHAEL                                                              0.00                              0.00
CHICAGO RIDGE MALL                                                                       19.20              19.20
CHICAGO RIDGE MALL                                                                      345.57             345.57
CHUNG KIN CHAN                                                             0.00                              0.00
CN-SASKATCHEWAN WORKERS COMP                                              31.57                             31.57             31.57
COURTLAND CENTER                                                           0.00                              0.00
CROSSROADS MALL                                                            0.00                              0.00
CT-TOWN OF MANCHESTER                                                      0.00                              0.00
CT-TOWN OF TRUMBULL                                                      359.05                            359.05            359.05
CUMBERLAND ASSOCIATES                                                      0.00                              0.00
DAYTON MALL VENTURE, LLC                                                                288.53             288.53
DAYTON MALL VENTURE, LLC                                                                532.42             532.42
DAYTON MALL VENTURE, LLC                                                                294.98             294.98
DAYTON MALL VENTURE, LLC                                                                638.14             638.14
DE-DIVISION OF REVENUE                                1,616.15         1,616.15                          1,616.15          1,616.15
DONAHUE SCHRIBER/GLENDALE GALL                                                        4,141.62           4,141.62
DONAHUE SCHRIBER/MONTCLAIR PL                                                         7,275.82           7,275.82
DONAHUE SCHRIBER/MONTCLAIR PL                                                         1,904.00           1,904.00
DONAHUE SCHRIBER/MONTEBELLO TC                                                          957.75             957.75
EASTLAND MALL 038 PARTNERS                                                            4,002.52           4,002.52
EASTLAND MALL 038 PARTNERS                                                              283.12             283.12
EASTLAND MALL 038 PARTNERS                                                            2,399.76           2,399.76
EASTLAND MALL LIMITED PARTNERS                                                        9,216.27           9,216.27
EDISON MALL                                                                             100.00             100.00
ELLIOTT OBEDIN                                                                      115,413.32         115,413.32
FL-MANATEE CO TAX COLLECTOR                                                0.00                              0.00
FL-SARASOTA CO TAX COLLECTOR                          2,256.42         2,256.42                          2,256.42          2,256.42
GA-GWINNETT COUNTY                                                     8,842.96                          8,842.96          8,842.96
GENERAL GROWTH MANAGEMENT, INC                                                          834.90             834.90
GLIMCHER LLYD VENTURE LLC                                                                 0.00               0.00
GLIMCHER LLYD VENTURE LLC                                                             7,481.48           7,481.48
GLIMCHER LLYD VENTURE LLC                                                               990.52             990.52
GLIMCHER NORTHTOWN VENTURE LLC                                                        9,107.95           9,107.95
GLIMCHER PROPERTIES LP                                                              113,488.32         113,488.32
GLIMCHER UNIVERSITY MALL LP                                                             759.50             759.50
GLIMCHER UNIVERSITY MALL LP                                                           1,175.20           1,175.20
GLIMCHER UNIVERSITY MALL LP                                                           3,818.22           3,818.22
GLIMCHER UNIVERSITY MALL LP                                                           1,517.59           1,517.59
GLIMCHER UNIVERSITY MALL LP                                                           1,696.17           1,696.17
GREENSPOINT MALL                                                           0.00                              0.00
GREENSPOINT MALL                                                           0.00                              0.00
HARVEY, JUDY Y                                                             0.00                              0.00
HO RETAIL PROPERTIES I LP                                                             1,479.18           1,479.18
IL-CITY OF CHICAGO                                                         0.00                              0.00
IN-DEPARTMENT OF REVENUE                                                   0.00                              0.00
INDEPENDENCE MALL GROUP                                                                 635.02             635.02
INDEPENDENCE MALL GROUP                                                                 293.67             293.67
IN-MONROE COUNTY                                                       4,349.92                          4,349.92          4,349.92
IN-VANDERBURGH COUNTY TREASURE                                             0.00                              0.00
IN-VANDERBURGH COUNTY TREASURE                                                          129.92             129.92
IN-VANDERBURGH COUNTY TREASURE                                             0.00                              0.00
IN-VANDERBURGH COUNTY TREASURE                                                          199.77             199.77
IN-VANDERBURGH COUNTY TREASURE                                             0.00                              0.00
IN-VANDERBURGH COUNTY TREASURE                                             0.00                              0.00
                                            DISTRIBUTION
                                          RESERVE, IF NOT
                                           PAID, BASED ON
                                              CURRENT       MISSING
                                            DISTRIBUTION      W-9,
                                             OTION CLAIM      W-4,
                                               RESERVE      OR W-4
-----------------------------------------------------------------------------
ABRAMS, JUDITH M                                    0.00
ABRAMS, JUDITH M                                    0.00
ALEXANDER'S KINGS PLAZA CENTER                      0.00
ALF, TERRESA A                                      0.00
ALF, TERRESA A                                      0.00
AL-JEFFERSON COUNTY                                 0.00
AMIGOLAND MALL                                 15,766.40
 .AR-SECRETARY OF STATE                              0.00
BALDWIN HILLS/CT OPERATING PTR                  1,280.24
BERKSHIRE MALL ASSOCIATES                           0.00
BRANDON TOWN/URBAN RETAIL PROP                  1,788.73
BROOKFIELD SQUARE JOINT VENTUR                      0.00
CA-COUNTY OF STANISLAUS                             0.00
CA-FRESNO COUNTY TAX COLLECTOR                      0.00
CA-FRESNO COUNTY TAX COLLECTOR                  2,337.41
CA-Orange County                                4,618.45
CA-Orange County                                4,249.32
CA-Orange County                                1,367.18
CAPITOL COURT CORP                                  0.00
CAROUSEL CENTER COMPANY L.P.                      808.44     X
CA-SACRAMENTO COUNTY                                0.00
CA-SAN DIEGO COUNTY                                 0.00
CA-SANTA CLARA COUNTY                           8,123.55
CA-SANTA CLARA COUNTY                               0.00
CA-SANTA CLARA COUNTY                           3,397.20
CA-STATE BOARD OF EQUALIZATION                      0.00
CATALINA PARTNERS LP                            1,029.34
CHAN, MICHAEL                                       0.00
CHICAGO RIDGE MALL                                 19.20     X
CHICAGO RIDGE MALL                                345.57     X
CHUNG KIN CHAN                                      0.00
CN-SASKATCHEWAN WORKERS COMP                        0.00
COURTLAND CENTER                                    0.00
CROSSROADS MALL                                     0.00
CT-TOWN OF MANCHESTER                               0.00
CT-TOWN OF TRUMBULL                                 0.00
CUMBERLAND ASSOCIATES                               0.00
DAYTON MALL VENTURE, LLC                          288.53
DAYTON MALL VENTURE, LLC                          532.42
DAYTON MALL VENTURE, LLC                          294.98
DAYTON MALL VENTURE, LLC                          638.14
DE-DIVISION OF REVENUE                              0.00
DONAHUE SCHRIBER/GLENDALE GALL                  4,141.62
DONAHUE SCHRIBER/MONTCLAIR PL                   7,275.82
DONAHUE SCHRIBER/MONTCLAIR PL                   1,904.00
DONAHUE SCHRIBER/MONTEBELLO TC                    957.75
EASTLAND MALL 038 PARTNERS                      4,002.52     X
EASTLAND MALL 038 PARTNERS                        283.12     X
EASTLAND MALL 038 PARTNERS                      2,399.76     X
EASTLAND MALL LIMITED PARTNERS                  9,216.27
EDISON MALL                                       100.00
ELLIOTT OBEDIN                                115,413.32     X
FL-MANATEE CO TAX COLLECTOR                         0.00
FL-SARASOTA CO TAX COLLECTOR                        0.00
GA-GWINNETT COUNTY                                  0.00
GENERAL GROWTH MANAGEMENT, INC                    834.90
GLIMCHER LLYD VENTURE LLC                           0.00
GLIMCHER LLYD VENTURE LLC                       7,481.48
GLIMCHER LLYD VENTURE LLC                         990.52
GLIMCHER NORTHTOWN VENTURE LLC                  9,107.95
GLIMCHER PROPERTIES LP                        113,488.32     X
GLIMCHER UNIVERSITY MALL LP                       759.50
GLIMCHER UNIVERSITY MALL LP                     1,175.20
GLIMCHER UNIVERSITY MALL LP                     3,818.22
GLIMCHER UNIVERSITY MALL LP                     1,517.59
GLIMCHER UNIVERSITY MALL LP                     1,696.17
GREENSPOINT MALL                                    0.00
GREENSPOINT MALL                                    0.00
HARVEY, JUDY Y                                      0.00
HO RETAIL PROPERTIES I LP                       1,479.18
IL-CITY OF CHICAGO                                  0.00
IN-DEPARTMENT OF REVENUE                            0.00
INDEPENDENCE MALL GROUP                           635.02     X
INDEPENDENCE MALL GROUP                           293.67     X
IN-MONROE COUNTY                                    0.00
IN-VANDERBURGH COUNTY TREASURE                      0.00
IN-VANDERBURGH COUNTY TREASURE                    129.92
IN-VANDERBURGH COUNTY TREASURE                      0.00
IN-VANDERBURGH COUNTY TREASURE                    199.77
IN-VANDERBURGH COUNTY TREASURE                      0.00
IN-VANDERBURGH COUNTY TREASURE                      0.00

                                            Priority Claims At January 15, 2002

                                                                     INITIAL DISTRUBITION
                                                                     --------------------

                                                                       CLAIM TO BE ALLOWED
                                                                          AS FILED OR AS
                                                                        OTHERWISE REDUCED
                                                                         BY COURT ORDER                    ORDER 12
                                                        FILED CLAIM     CLAIM AMENDMENT OR  REVERSE       (except as
NAME                                       CLAIM NO.      AMOUNT            AGREEMENT       ESTIMATE        noted)
------------------------------------------------------------------------------------------------------------------------------------
IN-VANDERBURGH COUNTY TREASURE                  863-02          259.00                             259.00
IVANHOE II INC                                 1170-02           48.00                              48.00
JACKSONVILLE ELECTRIC AUTH                     3121-02          606.40       606.40
JEFFERSON, LATOYIA S                           3450-02        4,000.00                           4,000.00
JG WINSTON SALEM LLC                           3307-02          668.61                             668.61        0.00
JIM MCDOWELL                                   3137-00          610.00                             610.00      305.00
JOHNSON, LEE                                   1647-11      175,000.00                         135,000.00
JOHNSON, LEE                                   1663-11       45,000.00                          45,000.00        0.00    U
KEMPER INSURANCE COMPANIES                     1931-02    UNLIQUIDATED                               0.00
KEMPER INSURANCE COMPANIES                     4108-02    UNLIQUIDATED                               0.00
KENTUCKY OAKS MALL COMPANY                     2536-00        5,074.86                               0.00        0.00
LA PLAZA MALL                                   423-00         (430.92)                              0.00        0.00
LA-BOSSIER CITY-PARISH                          247-01        1,010.00                           1,010.00
LA-BOSSIER CITY-PARISH                          247-02        1,100.00                           1,100.00
LA-PROPERTY TAX BUREAU                         3790-00           51.65                              51.65        0.00    U
LARK INTERNATIONAL LTD (KOREA)                 3889-00        1,093.32                           1,093.32        0.00    U
LA-STATE OF LOUISIANA                          3241-01        2,075.65                           2,075.65
LA-STATE OF LOUISIANA                          3443-00       15,909.76      1,701.56                             0.00   11H
LAUREL CENTRE ASSOCIATES LLC                   3158-02        8,996.38                           8,996.38        0.00   11B
Liquidity Solutions  - KS-SHAWNEE COUNTY
TREASURER                                       603-00        4,694.03                           4,694.03        0.00    U
MACERICH COMPANY/SOUTH PLAINS                  4200-00        8,778.12                           8,778.12
MACERICH COMPANY/VINTAGE FAIRE                 2388-02        5,898.91                           5,898.91
MACERICH COMPANY/VINTAGE FAIRE                 2402-02          860.75                             860.75
MACERICH FAYETTEVILLE LP                       2397-02        7,610.87                           7,610.87
MACERICH SCG LP-CROSSROADS OK                  2401-02        3,913.37                           3,913.37
MACERICH SCG LP-CROSSROADS OK                  2403-02        2,065.84                           2,065.84
MACERICH VALLEY VIEW LP                        2409-02          875.25                             875.25
MACERICH VALLEY VIEW LP                        2410-02        1,991.77                           1,991.77
MACHERICH - LAKEWOOD                           2400-02        2,100.97                           2,100.97
MACHERICH PRTNRSH LP-RUSHMORE                  2405-02        1,933.39                           1,933.39
MACOMB MALL ASSOCIATES LP                      2942-01        2,846.95      2,846.95
MA-COMMONWEALTH OF MASS                         559-02        8,296.94                           8,303.01        0.00    U
MA-COMMONWEALTH OF MASS                        3377-01          255.45                             255.45
MAGNA INV & DEV LTD/EL CON CTR                 1927-00        1,537.61                           1,537.61
MAGNA INV & DEV LTD/EL CON CTR                 3958-00        2,271.43                           2,271.43        0.00
MAGNA INVESTMENT & DEVELOPMENT                 3956-00        7,820.32                           7,820.32        0.00
MALL @ BUCKLAND HILLS PARTNER                   769-02        2,757.66                           2,757.66
MALL @ BUCKLAND HILLS PARTNER                   770-02        4,930.80                           4,930.80
MARINO, DEE A                                  1498-12       47,545.38      30,000.00
MARION PLAZA, INC/EASTWOOD MAL                  855-00        1,591.17                           1,591.17        0.00
MELCHIOR, LOUIS AND BERTHA                     2128-07    UNLIQUIDATED                               0.00        0.00
MELCHIOR, LOUIS AND BERTHA                     2129-07       41,482.34                          41,482.34
MELCHIOR, LOUIS AND BERTHA                     2129-13       36,028.98                          36,028.98        0.00
MENEZES, BEVERLEE                              3989-13        2,308.00                           2,308.00        0.00
MI-CITY OF ANN ARBOR                           1775-00          175.65                             175.65        0.00    U
MILLCREEK MALL - CAFARO CO.                     459-00           38.73                              38.73        0.00
MILLCREEK MALL - CAFARO CO.                    2528-00        6,037.05                           6,037.05        0.00
MILLCREEK MALL - CAFARO CO.                    2530-00       18,965.49                          18,965.49        0.00
MILWAUKEE GOLF DEV CO LLC                      1147-02        9,772.09                           9,772.09
MI-STATE REVENUE DIVISION                       395-00       11,186.70                          11,186.70
MI-STATE REVENUE DIVISION                      4133-00       88,171.90                          88,171.90
MI-TREASURER                                    515-00        3,817.62                           3,817.62
MO-CITY OF KANSAS CITY                         3833-01          725.81                             725.81        0.00
MO-CITY OF ST LOUIS                            4140-00      206,861.15                               0.00
MO-DEPARTMENT OF REVENUE                       4029-01        2,420.84                           2,420.84
MO-DEPARTMENT OF REVENUE                       4030-01       35,440.84                          35,440.84
MO-DEPARTMENT OF REVENUE                       4032-00        1,393.21                           1,393.21
MO-DEPARTMENT OF REVENUE                       4033-00        7,701.60                           7,701.60
MO-DEPARTMENT OF REVENUE                       4034-01        2,409.00                           2,409.00
MONTGOMERY MALL ASSOC LTD PTNR                  639-02        2,459.85      2,459.85
MORALES, FELIX                                 3854-11        2,016.00                           2,016.00
MS-HINDS COUNTY JUSTICE                        3839-00        5,085.70                           5,085.70
N RIVERSIDE PARK/URBAN RETAIL                  2420-02          933.75                             933.75
N RIVERSIDE PARK/URBAN RETAIL                  2421-02          933.75                             933.75
N RIVERSIDE PARK/URBAN RETAIL                  2422-02        7,132.31                           7,132.31
NIAGARA MOHAWK POWER CORPORATI                 4126-00        1,241.21                           1,241.21        0.00
NJ-STATE OF NEW JERSEY                         3867-00       55,893.52                          55,893.52        0.00    U
NV-CITY OF LAS VEGAS                           3947-00          143.50                             143.50        0.00    U
NY-DEPT OF FINANCE (NYC)                        385-00       12,100.00                          12,100.00
OGLETHORPE MALL                                1174-00        4,166.67                           4,166.67
OGLETHORPE MALL                                1175-02        4,984.60                           4,984.60
OH-CCA-DIVISION OF TAXATION                    4059-02        2,005.38                           2,005.38        0.00
OH-CITY OF CINCINNATI                          3352-00        5,389.73                           5,389.73
OH-CITY OF CINCINNATI                          3366-00        5,389.73                           5,389.73        0.00
OHIO BUREAU OF WORKERS' COMPEN                 2011-00        1,519.99      1,519.99
OK-EMPLOYMENT SECURITY COMMISS                  256-00       10,571.74                          10,571.74
OK-OKLAHOMA TAX COMMISSION                      810-01       46,110.00      3,100.00
OK-OKLAHOMA TAX COMMISSION                      810-02          100.00                               0.00
ONE NORTH STATE STREET                         3086-00        8,413.51                           8,413.51
PA-BOROUGH OF WEST MIFFLIN                      333-00           97.80                              97.80
PA-DELAWARE UNEMPLOYMENT COMP                  3240-00          325.33       325.33
                                                           CURRENT DISTRIBUTION MOTION
                                                           ---------------------------
                                  AMENDED CLAIM              CLAIM TO BE ALLOWED AS
                                FILED BY CREDITOR             FILED OR AS OTHERWISE
                                OR STOP APPROVED                REDUCED BY COURT
                                  SINCE INITIAL     TO BE          ORDER, CLAIM
                                  DISTRIBUTION   ALLOWED BY       AMENDMENT OR       RESERVE        TOTAL CLAIM     DISTRIBUTION
                                     MOTION        TRUSTEE          AGREEMENT        ESTIMATE         RESERVE          PAID
------------------------------------------------------------------------------------------------------------------------------------
IN-VANDERBURGH COUNTY TREASURE                                                             259.00          259.00
IVANHOE II INC                                                                              48.00           48.00
JACKSONVILLE ELECTRIC AUTH                                                606.40                           606.40          606.40
JEFFERSON, LATOYIA S                       0.00                             0.00                             0.00
JG WINSTON SALEM LLC                                                        0.00                             0.00
JIM MCDOWELL                                                              305.00                           305.00          305.00
JOHNSON, LEE                         135,000.00                        35,000.00                       135,000.00      135,000.00
JOHNSON, LEE                               0.00                             0.00                             0.00
KEMPER INSURANCE COMPANIES                                                                   0.00            0.00
KEMPER INSURANCE COMPANIES                                                                   0.00            0.00
KENTUCKY OAKS MALL COMPANY                                                  0.00                             0.00
LA PLAZA MALL                                                               0.00                             0.00
LA-BOSSIER CITY-PARISH                               1,010.00           1,010.00                         1,010.00        1,010.00
LA-BOSSIER CITY-PARISH                                                                   1,100.00        1,100.00
LA-PROPERTY TAX BUREAU                                                      0.00                             0.00
LARK INTERNATIONAL LTD (KOREA)                                              0.00                             0.00
LA-STATE OF LOUISIANA                                2,075.65           2,075.65                         2,075.65        2,075.65
LA-STATE OF LOUISIANA                                                       0.00                             0.00
LAUREL CENTRE ASSOCIATES LLC                                                0.00                             0.00
LIQUIDITY SOLUTIONS  - KS-SHAWNEE
COUNTY TREASURER                                                            0.00                             0.00
MACERICH COMPANY/SOUTH PLAINS                                                            8,778.12        8,778.12
MACERICH COMPANY/VINTAGE FAIRE                                                           5,898.91        5,898.91
MACERICH COMPANY/VINTAGE FAIRE                                                             860.75          860.75
MACERICH FAYETTEVILLE LP                                                                 7,610.87        7,610.87
MACERICH SCG LP-CROSSROADS OK                                                            3,913.37        3,913.37
MACERICH SCG LP-CROSSROADS OK                                                            2,065.84        2,065.84
MACERICH VALLEY VIEW LP                                                                    875.25          875.25
MACERICH VALLEY VIEW LP                                                                  1,991.77        1,991.77
MACHERICH - LAKEWOOD                                                                     2,100.97        2,100.97
MACHERICH PRTNRSH LP-RUSHMORE                                                            1,933.39        1,933.39
MACOMB MALL ASSOCIATES LP                                               2,846.95                         2,846.95        2,846.95
MA-COMMONWEALTH OF MASS                                                     0.00                             0.00
MA-COMMONWEALTH OF MASS                                255.45             255.45                           255.45          255.45
MAGNA INV & DEV LTD/EL CON CTR                       1,537.61           1,537.61                         1,537.61        1,537.61
MAGNA INV & DEV LTD/EL CON CTR                                              0.00                             0.00
MAGNA INVESTMENT & DEVELOPMENT                                              0.00                             0.00
MALL @ BUCKLAND HILLS PARTNER                                                            2,757.66        2,757.66
MALL @ BUCKLAND HILLS PARTNER                                                            4,930.80        4,930.80
MARINO, DEE A                                                          30,000.00                        30,000.00       30,000.00
MARION PLAZA, INC/EASTWOOD MAL                                              0.00                             0.00
MELCHIOR, LOUIS AND BERTHA                                                  0.00                             0.00
MELCHIOR, LOUIS AND BERTHA                                                              41,482.34       41,482.34
MELCHIOR, LOUIS AND BERTHA                                                  0.00                             0.00
MENEZES, BEVERLEE                                                           0.00                             0.00
MI-CITY OF ANN ARBOR                                                        0.00                             0.00
MILLCREEK MALL - CAFARO CO.                                                 0.00                             0.00
MILLCREEK MALL - CAFARO CO.                                                 0.00                             0.00
MILLCREEK MALL - CAFARO CO.                                                 0.00                             0.00
MILWAUKEE GOLF DEV CO LLC                                                                9,772.09        9,772.09
MI-STATE REVENUE DIVISION                                                               11,186.70       11,186.70
MI-STATE REVENUE DIVISION                                                               88,171.90       88,171.90
MI-TREASURER                                         3,817.62           3,817.62                         3,817.62        3,817.62
MO-CITY OF KANSAS CITY                                                      0.00                             0.00
MO-CITY OF ST LOUIS                                                                          0.00            0.00
MO-DEPARTMENT OF REVENUE                                                                 2,420.84        2,420.84
MO-DEPARTMENT OF REVENUE                   0.00                             0.00                             0.00
MO-DEPARTMENT OF REVENUE                   0.00                             0.00                             0.00
MO-DEPARTMENT OF REVENUE                                                                 7,701.60        7,701.60
MO-DEPARTMENT OF REVENUE                   0.00                             0.00                             0.00
MONTGOMERY MALL ASSOC LTD PTNR                                          2,459.85                         2,459.85        2,459.85
MORALES, FELIX                                                                           2,016.00        2,016.00
MS-HINDS COUNTY JUSTICE                    0.00                             0.00                             0.00
N RIVERSIDE PARK/URBAN RETAIL                                                              933.75          933.75
N RIVERSIDE PARK/URBAN RETAIL                                                              933.75          933.75
N RIVERSIDE PARK/URBAN RETAIL                                                            7,132.31        7,132.31
NIAGARA MOHAWK POWER CORPORATI                                              0.00                             0.00
NJ-STATE OF NEW JERSEY                                                      0.00                             0.00
NV-CITY OF LAS VEGAS                                                        0.00                             0.00
NY-DEPT OF FINANCE (NYC)                                                                12,100.00       12,100.00
OGLETHORPE MALL                                                                          4,166.67        4,166.67
OGLETHORPE MALL                                                                          4,984.60        4,984.60
OH-CCA-DIVISION OF TAXATION                                                 0.00                             0.00
OH-CITY OF CINCINNATI                                5,389.73           5,389.73                         5,389.73        5,389.73
OH-CITY OF CINCINNATI                                                       0.00                             0.00
OHIO BUREAU OF WORKERS' COMPEN                                          1,519.99                         1,519.99        1,519.99
OK-EMPLOYMENT SECURITY COMMISS                                                          10,571.74       10,571.74          634.30
OK-OKLAHOMA TAX COMMISSION                 0.00                             0.00                             0.00
OK-OKLAHOMA TAX COMMISSION                 0.00                             0.00                             0.00
ONE NORTH STATE STREET                                                                   8,413.51        8,413.51
PA-BOROUGH OF WEST MIFFLIN                              97.80              97.80                            97.80           97.80
PA-DELAWARE UNEMPLOYMENT COMP                                             325.33                           325.33          325.33
                                                      DISTRIBUTION
                                                    RESERVE, IF NOT
                                                     PAID, BASED ON
                                                        CURRENT       MISSING
                                                      DISTRIBUTION      W-9,
                                                       OTION CLAIM      W-4,
                                                         RESERVE      OR W-4
-------------------------------------------------------------------------------
IN-VANDERBURGH COUNTY TREASURE                          259.00
IVANHOE II INC                                           48.00
JACKSONVILLE ELECTRIC AUTH                                0.00
JEFFERSON, LATOYIA S                                      0.00
JG WINSTON SALEM LLC                                      0.00
JIM MCDOWELL                                              0.00
JOHNSON, LEE                                              0.00
JOHNSON, LEE                                              0.00
KEMPER INSURANCE COMPANIES                                0.00       X
KEMPER INSURANCE COMPANIES                                0.00       X
KENTUCKY OAKS MALL COMPANY                                0.00
LA PLAZA MALL                                             0.00
LA-BOSSIER CITY-PARISH                                    0.00
LA-BOSSIER CITY-PARISH                                1,100.00
LA-PROPERTY TAX BUREAU                                    0.00
LARK INTERNATIONAL LTD (KOREA)                            0.00
LA-STATE OF LOUISIANA                                     0.00
LA-STATE OF LOUISIANA                                     0.00
LAUREL CENTRE ASSOCIATES LLC                              0.00
LIQUIDITY SOLUTIONS  - KS-SHAWNEE
COUNTY TREASURER                                          0.00
MACERICH COMPANY/SOUTH PLAINS                         8,778.12
MACERICH COMPANY/VINTAGE FAIRE                        5,898.91
MACERICH COMPANY/VINTAGE FAIRE                          860.75
MACERICH FAYETTEVILLE LP                              7,610.87
MACERICH SCG LP-CROSSROADS OK                         3,913.37
MACERICH SCG LP-CROSSROADS OK                         2,065.84
MACERICH VALLEY VIEW LP                                 875.25
MACERICH VALLEY VIEW LP                               1,991.77
MACHERICH - LAKEWOOD                                  2,100.97
MACHERICH PRTNRSH LP-RUSHMORE                         1,933.39
MACOMB MALL ASSOCIATES LP                                 0.00
MA-COMMONWEALTH OF MASS                                   0.00
MA-COMMONWEALTH OF MASS                                   0.00
MAGNA INV & DEV LTD/EL CON CTR                            0.00
MAGNA INV & DEV LTD/EL CON CTR                            0.00
MAGNA INVESTMENT & DEVELOPMENT                            0.00
MALL @ BUCKLAND HILLS PARTNER                         2,757.66
MALL @ BUCKLAND HILLS PARTNER                         4,930.80
MARINO, DEE A                                             0.00
MARION PLAZA, INC/EASTWOOD MAL                            0.00
MELCHIOR, LOUIS AND BERTHA                                0.00
MELCHIOR, LOUIS AND BERTHA                           41,482.34
MELCHIOR, LOUIS AND BERTHA                                0.00
MENEZES, BEVERLEE                                         0.00
MI-CITY OF ANN ARBOR                                      0.00
MILLCREEK MALL - CAFARO CO.                               0.00
MILLCREEK MALL - CAFARO CO.                               0.00
MILLCREEK MALL - CAFARO CO.                               0.00
MILWAUKEE GOLF DEV CO LLC                             9,772.09
MI-STATE REVENUE DIVISION                            11,186.70
MI-STATE REVENUE DIVISION                            88,171.90
MI-TREASURER                                              0.00
MO-CITY OF KANSAS CITY                                    0.00
MO-CITY OF ST LOUIS                                       0.00
MO-DEPARTMENT OF REVENUE                              2,420.84
MO-DEPARTMENT OF REVENUE                                  0.00
MO-DEPARTMENT OF REVENUE                                  0.00
MO-DEPARTMENT OF REVENUE                              7,701.60
MO-DEPARTMENT OF REVENUE                                  0.00
MONTGOMERY MALL ASSOC LTD PTNR                            0.00
MORALES, FELIX                                        2,016.00
MS-HINDS COUNTY JUSTICE                                   0.00
N RIVERSIDE PARK/URBAN RETAIL                           933.75
N RIVERSIDE PARK/URBAN RETAIL                           933.75
N RIVERSIDE PARK/URBAN RETAIL                         7,132.31
NIAGARA MOHAWK POWER CORPORATI                            0.00
NJ-STATE OF NEW JERSEY                                    0.00
NV-CITY OF LAS VEGAS                                      0.00
NY-DEPT OF FINANCE (NYC)                             12,100.00
OGLETHORPE MALL                                       4,166.67
OGLETHORPE MALL                                       4,984.60
OH-CCA-DIVISION OF TAXATION                               0.00
OH-CITY OF CINCINNATI                                     0.00
OH-CITY OF CINCINNATI                                     0.00
OHIO BUREAU OF WORKERS' COMPEN                            0.00
OK-EMPLOYMENT SECURITY COMMISS                        9,937.44
OK-OKLAHOMA TAX COMMISSION                                0.00
OK-OKLAHOMA TAX COMMISSION                                0.00
ONE NORTH STATE STREET                                8,413.51       X
PA-BOROUGH OF WEST MIFFLIN                                0.00
PA-DELAWARE UNEMPLOYMENT COMP                             0.00

                                                                     INITIAL DISTRUBITION
                                                                     --------------------

                                                                       CLAIM TO BE ALLOWED
                                                                          AS FILED OR AS
                                                                        OTHERWISE REDUCED
                                                                         BY COURT ORDER                   ORDER 12
                                                        FILED CLAIM     CLAIM AMENDMENT OR  REVERSE      (except as
NAME                                       CLAIM NO.      AMOUNT            AGREEMENT       ESTIMATE        noted)
--------------------------------------------------------------------------------------------------------------------------
PANORAMA CITY ASSOCIATES                      2407-02        3,843.00                       3,843.00
PARK LANE/MACERICH PARTNERSHIP                2404-02        1,090.58                       1,090.58        0.00
PARKS AT ARLINGTON LP                         1153-02        3,176.00                       3,176.00
PENSION BENEFIT GUARANTY CORP.                2639-02     UNLIQUIDATED                          0.00
PENSION BENEFIT GUARANTY CORP.                2640-02     UNLIQUIDATED                          0.00
PENSION BENEFIT GUARANTY CORP.                2641-02     UNLIQUIDATED                          0.00
PIERRE BOSSIER MALL L.P.                      1177-02       26,679.80                      26,679.80
LIQUIDITY SOLUTIONS - POTOMAC MILLS LP        1287-02           50.00                          50.00
POUGHKEEPSIE GALLERIA CO                      2310-00          329.12                         329.12
PR-CRIM                                       4127-03      148,766.79                     148,766.79
PR-DEPARTMENT OF LABOR                         237-01       63,657.29                      63,657.29        0.00
PR-DEPARTMENT OF LABOR                         238-00        5,595.58                       5,595.58        0.00
PR-DEPARTMENT OF TREASURY                     4071-00      137,277.64                     137,277.64
PRUDENTIAL INSURANCE CO/WINROC                4199-02          176.70                         176.70
PUERTO RICO ELECTRIC POWER                    4008-00        8,003.75                       8,003.75        0.00   U
PYRAMID CHAMPLAIN COMPANY                     2340-00          121.31                         121.31
PYRAMID COMPANY OF HOLYOKE                    2312-00          918.12                         918.12
PYRAMID COMPANY OF HOLYOKE                    2315-00          434.90                         434.90
PYRAMID COMPANY OF HOLYOKE                    2318-00          528.34                         528.34
PYRAMID COMPANY OF HOLYOKE                    2319-00          695.37                         695.37
PYRAMID COMPANY OF HOLYOKE                    2320-00          500.00                         500.00
PYRAMID COMPANY OF HOLYOKE                    2321-00          372.63                         372.63
PYRAMID COMPANY OF HOLYOKE                    2322-00          391.42                         391.42
PYRAMID CROSSGATES COMPANY                    2323-00        2,828.55                       2,828.55
PYRAMID CROSSGATES COMPANY                    2324-00          409.08                         409.08
PYRAMID CROSSGATES COMPANY                    2327-00          500.00                         500.00
PYRAMID CROSSGATES COMPANY                    2329-00        6,426.44                       6,426.44
RANKIN, BEN W                                 1355-11        2,573.00     2,573.00                          0.00   U
REGENCY SQUARE MALL                           1181-02        5,178.37                       5,178.37
CLAIM AMOUNT CORRECTION                    1181-02 Adj      21,501.43                      21,501.43
RI-CITY OF WARWICK                            3174-00        4,793.46     4,793.46
SAN MALL LLC  - ALMEDA MALL                    650-00        1,929.05                       1,929.05
SAN MALL LLC  - ALMEDA MALL                    653-02        3,081.89                       3,081.89
SAN MALL LLC -  NORTHWEST MALL                 636-02        1,076.34                       1,076.34
SAN MALL LLC -  NORTHWEST MALL                 637-02        1,953.28                       1,953.28
SANDUSKY MALL COMPANY                          853-00        4,451.99                       4,451.99        0.00
SANGERTOWN SQUARE                             2335-00          369.37                         369.37
SANGERTOWN SQUARE                             2336-00          495.15                         495.15
SIMON PROPERTY GROUP                          4210-00      106,000.00                      37,100.00
SOONER MALL LLC                                774-02        3,130.50                       3,130.50
SOUTHLAND MALL SHOPPING CENTER                 467-02        2,820.92                       2,820.92        0.00
SOUTHRIDGE MALL-N/S ASSOCIATES                2896-00          114.83                         114.83
ST LOUIS CENTRE                                430-00       (1,511.47)                          0.00        0.00
ST LOUIS CENTRE                               2214-00          539.94                         539.94
ST LOUIS CENTRE                               2215-00        3,492.42                       3,492.42
ST LOUIS STATION ASSOCIATES                   1148-02        4,078.32                       4,078.32
STONE, VONCILE                                1048-11        3,500.00                       3,500.00        0.00        U (11P)
SUNRISE MALL LP                               2046-00      103,797.55                     103,797.55
TAYLOR, WILLIAM W                             1503-11       13,876.00                      13,876.00        0.00   U
TN-CITY OF KNOXVILLE                          1367-01           62.38                          62.38        0.00   U
TN-CITY OF KNOXVILLE                          1367-02           16.22                          16.22
TN-CITY OF KNOXVILLE                          1370-01           46.65                          46.65        0.00   U
TN-CITY OF KNOXVILLE                          1370-02           16.79                          16.79
TN-DEPARTMENT OF REVENUE                      4173-01          516.85                         516.85
TN-DEPARTMENT OF REVENUE                      4173-03        2,051.94                       2,051.94        0.00   U
TN-MONTGOMERY COUNTY                          3215-00           25.00                          25.00
TN-WILLIAMSON COUNTY                           309-01          276.23                         276.23        0.00   U
TN-WILLIAMSON COUNTY                           309-02          286.12                         286.12
TN-WILLIAMSON COUNTY                           324-01          356.42                         356.42        0.00   U
TN-WILLIAMSON COUNTY                           324-02          387.40                         387.40
TN-WILLIAMSON COUNTY                          1561-01           10.01                          10.01        0.00   U
TN-WILLIAMSON COUNTY                          1561-02           33.80                          33.80
TN-WILLIAMSON COUNTY                          1562-01           12.92                          12.92        0.00   U
TN-WILLIAMSON COUNTY                          1562-02           42.16                          42.16
TN-WILLIAMSON COUNTY                          1563-01            9.19                           9.19        0.00   U
TN-WILLIAMSON COUNTY                          1563-02           31.46                          31.46
TORRANCE COMPANY/DEL AMO FASHI                2381-02        2,866.94                       2,866.94
TORRANCE COMPANY/DEL AMO FASHI                2382-02        2,589.06                       2,589.06
TX-GOOSE CREEK CIS D                          1841-01          740.97                         740.97
TX-GOOSE CREEK CIS D                          1841-02        1,508.09                       1,508.09        0.00   U
TX-GOOSE CREEK CIS D                          1841-03          352.39                         352.39
TX-WICHITA FALLS CO & ISD                    418-00         10,938.55     4,561.54                                            9,783.
TYRONE SQUARE                                  996-00       19,097.24                      19,097.24
UNIVERSITY MALL (AR)                           972-00        1,374.37                       1,374.37
URBAN RETAIL PROP CO/CENTURY C                2389-02        1,060.10                       1,060.10
URBAN RETAIL PROP CO/GENESSEE                 2384-02        6,884.41                       6,884.41
URBAN RETAIL PRP-BANNISTER ML                 2386-02        7,640.99                       7,640.99
URBAN RETAIL PRP-BANNISTER ML                 2413-02          941.89                         941.89
URBAN RETAIL PRP-BANNISTER ML                 2416-02          941.89                         941.89
URBAN RETAIL PRP-MAINPLACE                    2412-02        2,963.67                       2,963.68
URBAN RETAIL PRP-WOODLAND HILL                2414-02        9,010.28                       9,010.28
                                                           CURRENT DISTRIBUTION MOTION
                                                           ---------------------------
                                  AMENDED CLAIM              CLAIM TO BE ALLOWED AS
                                FILED BY CREDITOR             FILED OR AS OTHERWISE
                                OR STOP APPROVED                REDUCED BY COURT
                                  SINCE INITIAL     TO BE          ORDER, CLAIM
                                  DISTRIBUTION   ALLOWED BY       AMENDMENT OR       RESERVE        TOTAL CLAIM     DISTRIBUTION
                                     MOTION        TRUSTEE          AGREEMENT        ESTIMATE         RESERVE          PAID
------------------------------------------------------------------------------------------------------------------------------------
PANORAMA CITY ASSOCIATES                                                            3,843.00        3,843.00
PARK LANE/MACERICH PARTNERSHIP                                         0.00                             0.00
PARKS AT ARLINGTON LP                                                               3,176.00        3,176.00
PENSION BENEFIT GUARANTY CORP.                                                          0.00            0.00
PENSION BENEFIT GUARANTY CORP.                                                          0.00            0.00
PENSION BENEFIT GUARANTY CORP.                                                          0.00            0.00
PIERRE BOSSIER MALL L.P.                                                           26,679.80       26,679.80
LIQUIDITY SOLUTIONS - POTOMAC MILLS LP                                                 50.00           50.00
POUGHKEEPSIE GALLERIA CO                                                              329.12          329.12
PR-CRIM                                                                           148,766.79      148,766.79
PR-DEPARTMENT OF LABOR                                                 0.00                             0.00
PR-DEPARTMENT OF LABOR                                                 0.00                             0.00
PR-DEPARTMENT OF TREASURY                                                         137,277.64      137,277.64
PRUDENTIAL INSURANCE CO/WINROC                                                        176.70          176.70
PUERTO RICO ELECTRIC POWER                                             0.00                             0.00
PYRAMID CHAMPLAIN COMPANY                                                             121.31          121.31
PYRAMID COMPANY OF HOLYOKE                                                            918.12          918.12
PYRAMID COMPANY OF HOLYOKE                                                            434.90          434.90
PYRAMID COMPANY OF HOLYOKE                                                            528.34          528.34
PYRAMID COMPANY OF HOLYOKE                                                            695.37          695.37
PYRAMID COMPANY OF HOLYOKE                                                            500.00          500.00
PYRAMID COMPANY OF HOLYOKE                                                            372.63          372.63
PYRAMID COMPANY OF HOLYOKE                                                            391.42          391.42
PYRAMID CROSSGATES COMPANY                                                          2,828.55        2,828.55
PYRAMID CROSSGATES COMPANY                                                            409.08          409.08
PYRAMID CROSSGATES COMPANY                                                            500.00          500.00
PYRAMID CROSSGATES COMPANY                                                          6,426.44        6,426.44
RANKIN, BEN W                                                          0.00                             0.00
REGENCY SQUARE MALL                                                                 5,178.37        5,178.37
CLAIM AMOUNT CORRECTION                              0.00                               0.00            0.00
RI-CITY OF WARWICK                                                 4,793.46                         4,793.46            4,793.46
SAN MALL LLC  - ALMEDA MALL                                                           600.00          600.00
SAN MALL LLC  - ALMEDA MALL                                                         3,081.89        3,081.89
SAN MALL LLC -  NORTHWEST MALL                                                      1,076.34        1,076.34
SAN MALL LLC -  NORTHWEST MALL                                                      1,953.28        1,953.28
SANDUSKY MALL COMPANY                                                  0.00                             0.00
SANGERTOWN SQUARE                                                                     369.37          369.37
SANGERTOWN SQUARE                                                                     495.15          495.15
SIMON PROPERTY GROUP                                                               37,100.00       37,100.00
SOONER MALL LLC                                                                     3,130.50        3,130.50
SOUTHLAND MALL SHOPPING CENTER                                         0.00                             0.00
SOUTHRIDGE MALL-N/S ASSOCIATES                                                        114.83          114.83
ST LOUIS CENTRE                                                        0.00                             0.00
ST LOUIS CENTRE                                                                       539.94          539.94
ST LOUIS CENTRE                                                                     3,492.42        3,492.42
ST LOUIS STATION ASSOCIATES                                                         4,078.32        4,078.32
STONE, VONCILE                                                         0.00                             0.00
SUNRISE MALL LP                                                                   103,797.55      103,797.55
TAYLOR, WILLIAM W                                                      0.00                             0.00
TN-CITY OF KNOXVILLE                                                   0.00                             0.00
TN-CITY OF KNOXVILLE                                                                   16.22           16.22
TN-CITY OF KNOXVILLE                                                   0.00                             0.00
TN-CITY OF KNOXVILLE                                                                   16.79           16.79
TN-DEPARTMENT OF REVENUE                           516.85            516.85                           516.85              516.85
TN-DEPARTMENT OF REVENUE                                               0.00                             0.00
TN-MONTGOMERY COUNTY                                                                   25.00           25.00
TN-WILLIAMSON COUNTY                                                   0.00                             0.00
TN-WILLIAMSON COUNTY                                                                  286.12          286.12
TN-WILLIAMSON COUNTY                                                   0.00                             0.00
TN-WILLIAMSON COUNTY                                                                  387.40          387.40
TN-WILLIAMSON COUNTY                                                   0.00                             0.00
TN-WILLIAMSON COUNTY                                                                   33.80           33.80
TN-WILLIAMSON COUNTY                                                   0.00                             0.00
TN-WILLIAMSON COUNTY                                                                   42.16           42.16
TN-WILLIAMSON COUNTY                                                   0.00                             0.00
TN-WILLIAMSON COUNTY                                                                   31.46           31.46
TORRANCE COMPANY/DEL AMO FASHI                                                      2,866.94        2,866.94
TORRANCE COMPANY/DEL AMO FASHI                                                      2,589.06        2,589.06
TX-GOOSE CREEK CIS D                               740.97            740.97                           740.97              740.97
TX-GOOSE CREEK CIS D                                                   0.00                             0.00
TX-GOOSE CREEK CIS D                                                                  352.39          352.39
TX-WICHITA FALLS CO & ISD             9,783.24                     9,783.24                         9,783.24            9,783.24
TYRONE SQUARE                                                                      19,097.24       19,097.24
UNIVERSITY MALL (AR)                                                                1,374.37        1,374.37
URBAN RETAIL PROP CO/CENTURY C                                                      1,060.10        1,060.10
URBAN RETAIL PROP CO/GENESSEE                                                       6,884.41        6,884.41
URBAN RETAIL PRP-BANNISTER ML                                                       7,640.99        7,640.99
URBAN RETAIL PRP-BANNISTER ML                                                         941.89          941.89
URBAN RETAIL PRP-BANNISTER ML                                                         941.89          941.89
URBAN RETAIL PRP-MAINPLACE                                                          2,963.68        2,963.68
URBAN RETAIL PRP-WOODLAND HILL                                                      9,010.28        9,010.28

                                            DISTRIBUTION
                                          RESERVE, IF NOT
                                           PAID, BASED ON
                                              CURRENT       MISSING
                                            DISTRIBUTION      W-9,
                                             OTION CLAIM      W-4,
                                               RESERVE      OR W-4
-----------------------------------------------------------------------------
PANORAMA CITY ASSOCIATES                       3,843.00
PARK LANE/MACERICH PARTNERSHIP                     0.00
PARKS AT ARLINGTON LP                          3,176.00
PENSION BENEFIT GUARANTY CORP.                     0.00
PENSION BENEFIT GUARANTY CORP.                     0.00
PENSION BENEFIT GUARANTY CORP.                     0.00
PIERRE BOSSIER MALL L.P.                      26,679.80
LIQUIDITY SOLUTIONS - POTOMAC MILLS L             50.00
POUGHKEEPSIE GALLERIA CO                         329.12         X
PR-CRIM                                       48,766.79
PR-DEPARTMENT OF LABOR                             0.00
PR-DEPARTMENT OF LABOR                             0.00
PR-DEPARTMENT OF TREASURY                     37,277.64
PRUDENTIAL INSURANCE CO/WINROC                   176.70
PUERTO RICO ELECTRIC POWER                         0.00
PYRAMID CHAMPLAIN COMPANY                        121.31         X
PYRAMID COMPANY OF HOLYOKE                       918.12         X
PYRAMID COMPANY OF HOLYOKE                       434.90         X
PYRAMID COMPANY OF HOLYOKE                       528.34         X
PYRAMID COMPANY OF HOLYOKE                       695.37         X
PYRAMID COMPANY OF HOLYOKE                       500.00         X
PYRAMID COMPANY OF HOLYOKE                       372.63         X
PYRAMID COMPANY OF HOLYOKE                       391.42         X
PYRAMID CROSSGATES COMPANY                     2,828.55         X
PYRAMID CROSSGATES COMPANY                       409.08         X
PYRAMID CROSSGATES COMPANY                       500.00         X
PYRAMID CROSSGATES COMPANY                     6,426.44         X
RANKIN, BEN W                                      0.00
REGENCY SQUARE MALL                            5,178.37
CLAIM AMOUNT CORRECTION                            0.00
RI-CITY OF WARWICK                                 0.00
SAN MALL LLC  - ALMEDA MALL                      600.00
SAN MALL LLC  - ALMEDA MALL                    3,081.89
SAN MALL LLC -  NORTHWEST MALL                 1,076.34
SAN MALL LLC -  NORTHWEST MALL                 1,953.28
SANDUSKY MALL COMPANY                              0.00
SANGERTOWN SQUARE                                369.37
SANGERTOWN SQUARE                                495.15
SIMON PROPERTY GROUP                          37,100.00         X
SOONER MALL LLC                                3,130.50
SOUTHLAND MALL SHOPPING CENTER                     0.00
SOUTHRIDGE MALL-N/S ASSOCIATES                   114.83
ST LOUIS CENTRE                                    0.00
ST LOUIS CENTRE                                  539.94
ST LOUIS CENTRE                                3,492.42
ST LOUIS STATION ASSOCIATES                    4,078.32
STONE, VONCILE                                     0.00
SUNRISE MALL LP                               03,797.55
TAYLOR, WILLIAM W                                  0.00
TN-CITY OF KNOXVILLE                               0.00
TN-CITY OF KNOXVILLE                              16.22
TN-CITY OF KNOXVILLE                               0.00
TN-CITY OF KNOXVILLE                              16.79
TN-DEPARTMENT OF REVENUE                           0.00
TN-DEPARTMENT OF REVENUE                           0.00
TN-MONTGOMERY COUNTY                              25.00
TN-WILLIAMSON COUNTY                               0.00
TN-WILLIAMSON COUNTY                             286.12
TN-WILLIAMSON COUNTY                               0.00
TN-WILLIAMSON COUNTY                             387.40
TN-WILLIAMSON COUNTY                               0.00
TN-WILLIAMSON COUNTY                              33.80
TN-WILLIAMSON COUNTY                               0.00
TN-WILLIAMSON COUNTY                              42.16
TN-WILLIAMSON COUNTY                               0.00
TN-WILLIAMSON COUNTY                              31.46
TORRANCE COMPANY/DEL AMO FASHI                 2,866.94
TORRANCE COMPANY/DEL AMO FASHI                 2,589.06
TX-GOOSE CREEK CIS D                               0.00
TX-GOOSE CREEK CIS D                               0.00
TX-GOOSE CREEK CIS D                             352.39
TX-WICHITA FALLS CO & ISD
TYRONE SQUARE                                 19,097.24
UNIVERSITY MALL (AR)                           1,374.37
URBAN RETAIL PROP CO/CENTURY C                 1,060.10
URBAN RETAIL PROP CO/GENESSEE                  6,884.41
URBAN RETAIL PRP-BANNISTER ML                  7,640.99
URBAN RETAIL PRP-BANNISTER ML                    941.89
URBAN RETAIL PRP-BANNISTER ML                    941.89
URBAN RETAIL PRP-MAINPLACE                     2,963.68
URBAN RETAIL PRP-WOODLAND HILL                 9,010.28

                                            Priority Claims At January 15, 2002

                                                                     INITIAL DISTRUBITION
                                                                     --------------------

                                                                       CLAIM TO BE ALLOWED
                                                                          AS FILED OR AS
                                                                        OTHERWISE REDUCED
                                                                         BY COURT ORDER                   ORDER 12
                                                        FILED CLAIM     CLAIM AMENDMENT OR  REVERSE      (except as
NAME                                       CLAIM NO.      AMOUNT            AGREEMENT       ESTIMATE        noted)
--------------------------------------------------------------------------------------------------------------------------
URBAN RETAIL PRP-WOODLAND HILL              2415-02        3,778.32                       3,778.32
US-INTERNAL REVENUE SERVICE                 1743-02       17,155.00                           0.00
US-INTERNAL REVENUE SERVICE                 3932-00        9,714.39                           0.00
US-INTERNAL REVENUE SERVICE                 4195-00    3,821,817.01                   1,966,193.21
US-INTERNAL REVENUE SERVICE                 4196-02      288,875.05                           0.00
US-INTERNAL REVENUE SERVICE                 4197-02        7,065.22                           0.00
US-INTERNAL REVENUE SERVICE                 4198-02       16,492.41                           0.00
UTAH POWER                                  4207-02        1,311.80                       1,311.80        0.00
UT-UTAH STATE TAX COMMISSION                4172-00       18,125.65                      18,125.65
VA-ALBEMARLE COUNTY                         4125-01          847.23      847.23
VA-CITY OF WINCHESTER                       3524-00        1,166.61                       1,145.31        0.00   U
VA-COUNTY OF FAIRFAX                        3842-01        6,645.04     1,375.25                          0.00   U
VA-COUNTY OF FAIRFAX                        3842-02          365.28                           0.00
VA-PRINCE WILLIAM COUNTY                    4320-01        1,266.91     1,266.91
VA-VIRGINIA DEPT OF TAXATION                4130-02        6,507.54                       6,507.54        0.00   U
WALDEN GALLERIA                             2307-00          424.40                         424.40
WA-SPOKANE COUNTY TREASURER                  383-00        1,130.88                       1,130.88
WEBERSTOWN MALL, LLC                         165-02          148.42                         148.42
WEBERSTOWN MALL, LLC                         634-02          690.01                         690.01
WEBERSTOWN MALL, LLC                         649-02          553.33                         553.33
WESTERN & SOUTHERN LIFE INS CO               445-02        1,769.20                       1,769.20
WESTROADS MALL II                           1187-02        5,178.37                       5,178.37
WI-DEPARTMENT OF REVENUE                    3891-00           62.55                          62.55        0.00   U
WILLAMETTE INDUSTRIES INC                   3217-02       14,996.64                      14,996.64        0.00
WILLTROUT, MARIA L                          1765-04        2,230.00                       2,230.00
WI-UNEMPLOYMENT COMPENSATION                3707-00        1,094.45                       1,094.45
ZOREHKEY, MICHAEL B                         1501-11       13,786.00                      13,786.00        0.00   U

                                                     -------------------------------------------------------------------
                                                       6,780,079.70       199,926.10  3,941,343.69   13,237.86
Adjustment to Initial Distribution Motion
LeBlanc, Claude J                           4328-00       14,305.00                      14,305.00        0.00
INDYK, JACABO                                871-12          400.00                           0.00      400.00   U
CA - Orange County - Late Filed Claim         -           10,234.95                      10,234.95
San Bernadino claims 4046,1769 and 3794 -
additional-interest                           -           24,232.71                      24,232.71
US - IRS Diff for treatment of setoff         -          111,312.70                     111,312.70
NH-State of New Hampshire                  4331-02           560.22                         560.22
NH-State of New Hampshire                  4331-01         1,288.89                       1,288.89        0.00
OH-Mahoning County Treasurer               4329-00         1,156.69                       1,156.69
MI - State Revenue Division                4326-00        26,940.90                      26,940.90
Printed Apparel Concepts                    61-00         60,425.30                      60,425.30
TX - Round Rock ISD                        4327-00         1,045.41                           0.00
MO-DEPARTMENT OF REVENUE                   4332-00         1,975.54                           0.00
MO-DEPARTMENT OF REVENUE (amends 4346)     4333-00         3,285.00                           0.00
MO-DEPARTMENT OF REVENUE (amends 99)       3274-00             0.00                           0.00
MO-DEPARTMENT OF REVENUE (amends 4034)     4342-00             0.00                           0.00
MO-DEPARTMENT OF REVENUE (amends 4030)     4343-00             0.00                           0.00
MO-DEPARTMENT OF REVENUE  (amends 4333)    4346-00             0.00                           0.00
BAKER, GERALD                              4341-00    UNLIQUIDATED                                              0.00

                                                     -------------------------------------------------------------------
                                                       7,037,243.01       199,926.10  4,191,801.05   13,637.86
                                                     ===================================================================

                                                                  CURRENT DISTRIBUTION MOTION
                                                                  ---------------------------
                                         AMENDED CLAIM              CLAIM TO BE ALLOWED AS
                                       FILED BY CREDITOR             FILED OR AS OTHERWISE
                                       OR STOP APPROVED                REDUCED BY COURT
                                         SINCE INITIAL     TO BE          ORDER, CLAIM
                                         DISTRIBUTION   ALLOWED BY       AMENDMENT OR       RESERVE    TOTAL CLAIM     DISTRIBUTION
                                            MOTION        TRUSTEE          AGREEMENT        ESTIMATE     RESERVE          PAID
------------------------------------------------------------------------------------------------------------------------------------
URBAN RETAIL PRP-WOODLAND HILL                                                              3,778.32       3,778.32
US-INTERNAL REVENUE SERVICE                     0.00                          0.00                             0.00
US-INTERNAL REVENUE SERVICE                     0.00                          0.00                             0.00
US-INTERNAL REVENUE SERVICE             2,077,505.91                  2,077,505.91                     2,077,505.91   2,077,505.91
US-INTERNAL REVENUE SERVICE                     0.00                          0.00                             0.00
US-INTERNAL REVENUE SERVICE                     0.00                          0.00                             0.00
US-INTERNAL REVENUE SERVICE                     0.00                          0.00                             0.00
UTAH POWER                                                                    0.00                             0.00
UT-UTAH STATE TAX COMMISSION                           18,125.65         18,125.65                        18,125.65      18,125.65
VA-ALBEMARLE COUNTY                                                         847.23                           847.23         847.23
VA-CITY OF WINCHESTER                                                         0.00                             0.00
VA-COUNTY OF FAIRFAX                                                          0.00                             0.00
VA-COUNTY OF FAIRFAX                                                                         365.28          365.28
VA-PRINCE WILLIAM COUNTY                                                  1,266.91                         1,266.91       1,266.91
VA-VIRGINIA DEPT OF TAXATION                                                  0.00                             0.00
WALDEN GALLERIA                                                                              424.40          424.40
WA-SPOKANE COUNTY TREASURER                             1,130.88          1,130.88                         1,130.88       1,130.88
WEBERSTOWN MALL, LLC                                                                         148.42          148.42
WEBERSTOWN MALL, LLC                                                                         690.01          690.01
WEBERSTOWN MALL, LLC                                      553.33            553.33                           553.33         553.33
WESTERN & SOUTHERN LIFE INS CO                                                             1,769.20        1,769.20
WESTROADS MALL II                                                                          5,178.37        5,178.37
WI-DEPARTMENT OF REVENUE                                                      0.00                             0.00
WILLAMETTE INDUSTRIES INC                                                     0.00                             0.00
WILLTROUT, MARIA L                                                                         2,230.00        2,230.00
WI-UNEMPLOYMENT COMPENSATION                            1,094.45          1,094.45                         1,094.45       1,094.45
ZOREHKEY, MICHAEL B                                                           0.00                             0.00

                                       ---------------------------------------------------------------------------------------------
                                        2,222,289.15   47,731.39      2,353,458.82     1,163,878.55    3,517,337.37   2,354,093.12
Adjustment to Initial Distribution
Motion
LeBlanc, Claude J                                                             0.00                             0.00
INDYK, JACABO                                                                                400.00          400.00
CA - Orange County - Late Filed Claim                                                     10,234.95       10,234.95
San Bernadino claims 4046,1769 and 3794-
additional-interest                                                                       24,232.71       24,232.71
US - IRS Diff for treatment of setoff           0.00                          0.00                             0.00
NH-State of New Hampshire                                                                    560.22          560.22
NH-State of New Hampshire                                                     0.00                             0.00
OH-Mahoning County Treasurer                                                               1,156.69        1,156.69
MI - State Revenue Division                                                               26,940.90       26,940.90
Printed Apparel Concepts                                                                  60,425.30       60,425.30
TX - Round Rock ISD                                                                        1,045.41        1,045.41
MO-DEPARTMENT OF REVENUE                                                                   1,975.54        1,975.54
MO-DEPARTMENT OF REVENUE (amends 4346)          0.00                          0.00                             0.00
MO-DEPARTMENT OF REVENUE (amends 99)            0.00                          0.00                             0.00
MO-DEPARTMENT OF REVENUE (amends 4034)          0.00                          0.00                             0.00
MO-DEPARTMENT OF REVENUE (amends 4030)          0.00                          0.00                             0.00
MO-DEPARTMENT OF REVENUE  (amends 4333)         0.00                          0.00                             0.00
BAKER, GERALD                                                                                  0.00            0.00

                                       ---------------------------------------------------------------------------------------------
                                        2,222,289.15   47,731.39      2,353,458.82     1,290,850.27    3,644,309.09   2,354,093.12
                                       =============================================================================================

                                            DISTRIBUTION
                                          RESERVE, IF NOT
                                           PAID, BASED ON
                                              CURRENT       MISSING
                                            DISTRIBUTION      W-9,
                                             OTION CLAIM      W-4,
                                               RESERVE      OR W-4
-----------------------------------------------------------------------
URBAN RETAIL PRP-WOODLAND HILL                 3,778.32
US-INTERNAL REVENUE SERVICE                        0.00
US-INTERNAL REVENUE SERVICE                        0.00
US-INTERNAL REVENUE SERVICE                        0.00
US-INTERNAL REVENUE SERVICE                        0.00
US-INTERNAL REVENUE SERVICE                        0.00
US-INTERNAL REVENUE SERVICE                        0.00
UTAH POWER                                         0.00
UT-UTAH STATE TAX COMMISSION                       0.00
VA-ALBEMARLE COUNTY                                0.00
VA-CITY OF WINCHESTER                              0.00
VA-COUNTY OF FAIRFAX                               0.00
VA-COUNTY OF FAIRFAX                             365.28
VA-PRINCE WILLIAM COUNTY                           0.00
VA-VIRGINIA DEPT OF TAXATION                       0.00
WALDEN GALLERIA                                  424.40    X
WA-SPOKANE COUNTY TREASURER                        0.00
WEBERSTOWN MALL, LLC                             148.42
WEBERSTOWN MALL, LLC                             690.01
WEBERSTOWN MALL, LLC                               0.00
WESTERN & SOUTHERN LIFE INS CO                 1,769.20
WESTROADS MALL II                              5,178.37
WI-DEPARTMENT OF REVENUE                           0.00
WILLAMETTE INDUSTRIES INC                          0.00
WILLTROUT, MARIA L                             2,230.00
WI-UNEMPLOYMENT COMPENSATION                       0.00
ZOREHKEY, MICHAEL B                                0.00

                                         --------------------------
                                           1,163,244.25
Adjustment to Initial Distribution
Motion                                             0.00
LeBlanc, Claude J                                400.00
INDYK, JACABO                                 10,234.95
CA - Orange County - Late Filed Claim
San Bernadino claims 4046,1769 and 3794-       24,232.71
additional-interest                                0.00
US - IRS Diff for treatment of setoff            560.22
NH-State of New Hampshire                          0.00
NH-State of New Hampshire                      1,156.69
OH-Mahoning County Treasurer                  26,940.90
MI - State Revenue Division                   60,425.30
Printed Apparel Concepts                       1,045.41
TX - Round Rock ISD                            1,975.54
MO-DEPARTMENT OF REVENUE                           0.00
MO-DEPARTMENT OF REVENUE (amends 4346)             0.00
MO-DEPARTMENT OF REVENUE (amends 99)               0.00
MO-DEPARTMENT OF REVENUE (amends 4034)             0.00
MO-DEPARTMENT OF REVENUE (amends 4030)             0.00
MO-DEPARTMENT OF REVENUE  (amends 4333)            0.00
BAKER, GERALD
                                         ---------------
                                           1,290,215.97
                                         ===============


                                            Unsecured Claims At January 15, 2002

                                                                     INITIAL DISTRUBITION
                                                                     --------------------

                                                                       CLAIM TO BE ALLOWED
                                                                          AS FILED OR AS
                                                                        OTHERWISE REDUCED
                                                                         BY COURT ORDER                   ORDER 12
                                                        FILED CLAIM     CLAIM AMENDMENT OR  REVERSE      (except as
NAME                                       CLAIM NO.      AMOUNT            AGREEMENT       ESTIMATE        noted)
--------------------------------------------------------------------------------------------------------------------------
A-1 FIRE EQUIPMENT CO., INC.                 807-00         29.77           29.77
AAA MOBILE KEY AND LOCK SHOP                 621-00         75.00           75.00
AAIM MANAGEMENT ASSOCIATION                 1199-00          9.60            9.60
ABACUS DIRECT CORPORATION                    110-00     34,411.19       33,891.22
ABBOTT LOCK & KEY CO                        1662-00        318.85           52.29
ABBOTT, VIOLA                               3255-00        100.00          100.00
ABILENE MALL LP                             1670-00     41,455.79       41,455.79
ABRAHAM AL RABEN                            3338-00    101,228.85       10,880.21                        10,880.21
ABRAMS, JUDITH M                            4052-00     16,599.00                             0.00       16,599.00   P
ACCESSORY NETWORK GROUP, INC                 410-00     43,396.02       43,396.02
ACCOUNTEMPS                                 3847-00      1,631.78        1,631.78
ACCU-SORT SYSTEMS INC.                       619-00        592.13          592.13
ACI PLASTICS                                 813-00    125,791.04      125,791.04
ACTION LOCK & KEY INC                       1102-00         60.00                            60.00            0.00
ADT SECURITY SERVICES                       2939-00     13,521.54       13,521.54
AIRBORNE FREIGHT CORP                        188-00     24,738.04       24,738.04
AKRIDGE, JOHN D                             2175-11      3,619.00                         3,619.00
ALABAMA POWER CO                             138-00      2,168.26                         2,168.26            0.00
ALABAMA POWER CO                             412-00      2,924.19                         2,924.19            0.00
ALABAMA POWER CO                             558-00      1,111.73                         1,111.73            0.00
ALBANY MALL LLC                             1100-00     47,384.52        1,728.16                         1,728.16
ALEX ANEMONE                                3745-00         25.00           25.00
ALEXANDER'S KINGS PLAZA CENTER              1922-00      2,672.97        2,672.97
ALEXANDER'S KINGS PLAZA CENTER              1924-01    103,494.69                       103,494.69       69,130.82
ALEXANDER'S KINGS PLAZA CENTER              1925-00    194,120.45                       194,120.45      191,369.73
ALEXANDER'S KINGS PLAZA CENTER              4238-00        325.90                             0.00          172.40   A
ALEXANDER'S KINGS PLAZA CENTER              4239-02      1,856.26                             0.00        1,856.26   A
ALF, TERRESA A                              1519-11      2,527.00                         2,527.00
ALLAN, RICHARD J                            1019-11     15,358.00                        15,358.00
ALLEGHENY POWER                              670-00        298.63          298.63
ALLEMANN, DENNIS                            1548-11      3,308.00                         3,308.00
ALLEN, SUSANNA                              3270-00        100.00          100.00
ALLISON, LUTHER                             3392-00         50.00           50.00
ALLTEL OHIO INC                             3787-00         88.16           88.16
ALLTEL OHIO INC                             3788-00         22.08           22.08
ALLTEL OHIO INC                             3789-00         21.91           21.91
ALTAMONTE MALL VENTURE                       768-00     92,085.87                        92,085.87
ALTAMONTE MALL VENTURE                      1156-00     94,086.57                        94,086.57
ALTAMONTE MALL VENTURE                      1157-00    106,452.46                       106,452.46
ALTAMONTE MALL VENTURE                      1158-00     76,624.36                        76,624.36          975.40
ALTERNATIVE LIFT SYSTEMS                     702-00        826.72          826.72
ALVIN AND MARGARET EPSTEIN                   923-00      2,714.91        2,714.91
AMASIA INTERNATIONAL LTD                     381-00      4,737.60        4,737.60
AMBASSADOR ENVELOPE CO                      3469-00        364.80          364.80
AMDAHL CORPORATION                          3611-00     17,085.46       13,851.00
AMEREN CIPS                                  851-00        506.79          506.79
AMERICAN HANGER & FIXTURE CORP              1771-00        200.95          200.95
AMERICAN IMPORT SHIPPERS ASSN               1780-00     15,670.62       15,670.62
AMERICAN LOCK & KEY                         3509-00        465.00          465.00
AMERICAN PLUMBING INC                        596-00        106.50          106.50
AMERICAN PRINTWORKS/PRINTED AP              2951-00    103,495.18       51,304.50
AMERICAN RED CROSS                          3627-00        120.00          120.00
AMERICAN WATER CO                           1483-00         25.62           25.62
AMERITECH SECURITYLINK                      3104-00        293.00          293.00
AMERITECH SECURITYLINK                      3105-00        181.04          181.04
AMERITECH SECURITYLINK                      3147-00        179.21          179.21
AMERITECH SECURITYLINK                      4151-00      7,111.78        6,193.77         7,111.78        6,193.77 Corr
AMIGOLAND MALL                               957-00     82,062.24                        82,062.24
AMIGOLAND MALL                               991-00      4,683.17        4,683.17
AMIGOLAND MALL                              2958-00     44,565.00       28,031.06                        28,031.06
AMIGOLAND MALL                              2965-00     73,607.76       61,662.87                        61,662.87
AMROC INVESTMENTS                           1344-00    516,423.03      516,423.03
AMROC INVESTMENTS                           4124-00     11,538.24       11,538.24
AMROC INVESTMENTS, INC                       837-00      5,821.20        5,821.20
AMROC INVESTMENTS, INC                      2943-00     23,595.50       23,595.50
AMY DOLCE                                   3585-00         27.13           27.13
ANDERSON ARMORED CAR SERVICE                 336-00        130.00          130.00
ANNAPOLIS MALL LP                           2366-00     86,106.60       83,538.90                        83,538.90
ANXIETY                                     3464-00     10,383.00       10,002.75
APOLLO ZAMIAS LP                            1628-00      3,823.43        1,678.34
APPLIED CONTROLS INC                         711-00        274.24          274.24
AQUENT INC                                  1635-00        152.00          152.00
ARENA, ANN MARIE                            1650-00   UNLIQUIDATED                       12,000.00            0.00
ARIZONA PUBLIC SERVICE CO                    244-00      1,174.93        1,174.93
ARMORED MOTOR SERVICE OF                    3807-00        835.92          835.92
ARROW WOVEN LABELS                          3520-00     16,437.38       16,437.38
ARTESIAN WATER COMPANY, INC                  811-00         18.92           18.92
AS RA TECHNOLOGIES, INC.                    2638-00     20,675.67       20,675.67
ASCOT LLC                                    370-00      9,234.00        9,234.00
AT LAST SPORTSWEAR                           880-00     10,317.18                        10,317.18            0.00
AT&T                                        3238-00      8,343.78                         8,343.78
AT&T WIRELESS SERVICES                      3639-00        162.64          162.64
ATLAS FIRE EQUIPMENT, INC.                   620-00         72.88           72.88
ATSCO FOOTWEAR GROUP                        3224-00     15,048.00       15,048.00
AUBURN MALL PROPERTIES LP                    947-00    151,470.88                       151,470.88      134,181.93
AUBURN MALL PROPERTIES LP                    948-00     68,703.09                        68,703.09
AUDIT FORCE, INC.                            935-00     41,642.29                        41,642.29            0.00

                                                           CURRENT DISTRIBUTION MOTION
                                                           ---------------------------
                                  AMENDED CLAIM              CLAIM TO BE ALLOWED AS
                                FILED BY CREDITOR             FILED OR AS OTHERWISE
                                OR STOP APPROVED                REDUCED BY COURT
                                  SINCE INITIAL     TO BE          ORDER, CLAIM                                        $.06
                                  DISTRIBUTION   ALLOWED BY       AMENDMENT OR       RESERVE        TOTAL CLAIM     DISTRIBUTION
                                     MOTION        TRUSTEE          AGREEMENT        ESTIMATE         RESERVE          PAID
------------------------------------------------------------------------------------------------------------------------------------
A-1 FIRE EQUIPMENT CO., INC.                                            29.77                            29.77
AAA MOBILE KEY AND LOCK SHOP                                            75.00                            75.00           4.50
AAIM MANAGEMENT ASSOCIATION                                              9.60                             9.60
ABACUS DIRECT CORPORATION                                           33,891.22                        33,891.22
ABBOTT LOCK & KEY CO                                                    52.29                            52.29
ABBOTT, VIOLA                                                          100.00                           100.00
ABILENE MALL LP                                                     41,455.79                        41,455.79
ABRAHAM AL RABEN                                                    10,880.21                        10,880.21         652.81
ABRAMS, JUDITH M                                                    16,599.00                        16,599.00         995.94
ACCESSORY NETWORK GROUP, INC                                        43,396.02                        43,396.02
ACCOUNTEMPS                                                          1,631.78                         1,631.78
ACCU-SORT SYSTEMS INC.                                                 592.13                           592.13
ACI PLASTICS                                                       125,791.04                       125,791.04       7,547.46
ACTION LOCK & KEY INC                                                    0.00                             0.00
ADT SECURITY SERVICES                                               13,521.54                        13,521.54
AIRBORNE FREIGHT CORP                                               24,738.04                        24,738.04
AKRIDGE, JOHN D                                     3,619.00         3,619.00                         3,619.00         217.14
ALABAMA POWER CO                                                         0.00                             0.00
ALABAMA POWER CO                                                         0.00                             0.00
ALABAMA POWER CO                                                         0.00                             0.00
ALBANY MALL LLC                                                      1,728.16                         1,728.16
ALEX ANEMONE                                                            25.00                            25.00
ALEXANDER'S KINGS PLAZA CENTER                                       2,672.97                         2,672.97         160.38
ALEXANDER'S KINGS PLAZA CENTER                                      69,130.82                        69,130.82       4,147.85
ALEXANDER'S KINGS PLAZA CENTER                                     191,369.73                       191,369.73      11,482.18
ALEXANDER'S KINGS PLAZA CENTER                                         172.40                           172.40          10.34
ALEXANDER'S KINGS PLAZA CENTER                                       1,856.26                         1,856.26         111.38
ALF, TERRESA A                        1,000.00                       1,000.00                         1,000.00          60.00
ALLAN, RICHARD J                                   15,358.00        15,358.00                        15,358.00
ALLEGHENY POWER                                                        298.63                           298.63          17.91
ALLEMANN, DENNIS                                    3,308.00         3,308.00                         3,308.00         198.49
ALLEN, SUSANNA                                                         100.00                           100.00
ALLISON, LUTHER                                                         50.00                            50.00           3.00
ALLTEL OHIO INC                                                         88.16                            88.16
ALLTEL OHIO INC                                                         22.08                            22.08
ALLTEL OHIO INC                                                         21.91                            21.91
ALTAMONTE MALL VENTURE                                                           92,085.87           92,085.87
ALTAMONTE MALL VENTURE                                                           94,086.57           94,086.57
ALTAMONTE MALL VENTURE                            106,452.46       106,452.46                       106,452.46       6,387.15
ALTAMONTE MALL VENTURE                                                 975.40                           975.40          58.52
ALTERNATIVE LIFT SYSTEMS                                               826.72                           826.72          49.60
ALVIN AND MARGARET EPSTEIN                                           2,714.91                         2,714.91         162.90
AMASIA INTERNATIONAL LTD                                             4,737.60                         4,737.60
AMBASSADOR ENVELOPE CO                                                 364.80                           364.80          21.89
AMDAHL CORPORATION                                                  13,851.00                        13,851.00
AMEREN CIPS                                                            506.79                           506.79
AMERICAN HANGER & FIXTURE CORP                                         200.95                           200.95
AMERICAN IMPORT SHIPPERS ASSN                                       15,670.62                        15,670.62         940.24
AMERICAN LOCK & KEY                                                    465.00                           465.00
AMERICAN PLUMBING INC                                                  106.50                           106.50
AMERICAN PRINTWORKS/PRINTED AP                                      51,304.50                        51,304.50       3,078.27
AMERICAN RED CROSS                                                     120.00                           120.00
AMERICAN WATER CO                                                       25.62                            25.62           1.54
AMERITECH SECURITYLINK                                                 293.00                           293.00
AMERITECH SECURITYLINK                                                 181.04                           181.04
AMERITECH SECURITYLINK                                                 179.21                           179.21
AMERITECH SECURITYLINK                                               6,193.77                         6,193.77
AMIGOLAND MALL                                                                   82,062.24           82,062.24
AMIGOLAND MALL                                                       4,683.17                         4,683.17
AMIGOLAND MALL                                                      28,031.06                        28,031.06
AMIGOLAND MALL                                                      61,662.87                        61,662.87
AMROC INVESTMENTS                                                  516,423.03                       516,423.03
AMROC INVESTMENTS                                                   11,538.24                        11,538.24         692.30
AMROC INVESTMENTS, INC                                               5,821.20                         5,821.20         349.27
AMROC INVESTMENTS, INC                                              23,595.50                        23,595.50       1,415.73
AMY DOLCE                                                               27.13                            27.13
ANDERSON ARMORED CAR SERVICE                                           130.00                           130.00
ANNAPOLIS MALL LP                                                   83,538.90                        83,538.90       5,012.34
ANXIETY                                                             10,002.75                        10,002.75         600.17
APOLLO ZAMIAS LP                                                     1,678.34                         1,678.34
APPLIED CONTROLS INC                                                   274.24                           274.24          16.46
AQUENT INC                                                             152.00                           152.00           9.12
ARENA, ANN MARIE                                                         0.00                             0.00
ARIZONA PUBLIC SERVICE CO                                            1,174.93                         1,174.93          70.50
ARMORED MOTOR SERVICE OF                                               835.92                           835.92          50.15
ARROW WOVEN LABELS                                                  16,437.38                        16,437.38
ARTESIAN WATER COMPANY, INC                                             18.92                            18.92
AS RA TECHNOLOGIES, INC.                                            20,675.67                        20,675.67
ASCOT LLC                                                            9,234.00                         9,234.00         554.04
AT LAST SPORTSWEAR                                                       0.00                             0.00
AT&T                                                                              8,343.78            8,343.78
AT&T WIRELESS SERVICES                                                 162.64                           162.64
ATLAS FIRE EQUIPMENT, INC.                                              72.88                            72.88           4.38
ATSCO FOOTWEAR GROUP                                                15,048.00                        15,048.00         902.88
AUBURN MALL PROPERTIES LP                                          134,181.93                       134,181.93
AUBURN MALL PROPERTIES LP                                                        68,703.09           68,703.09
AUDIT FORCE, INC.                                                        0.00                             0.00

                                                          $.14   CURRENT
                                $.06  DISTRIBUTION          DISTRIBUTION
                               RESERVE, IF NOT PAID,     RESERVE, BASED ON,
                                 BASED ON CURRENT             CURRENT
                               DISTRIBUTION MOTION      DISTRIBUTION MOTION
                                  CLAIM RESERVE           CLAIM RESERVE
---------------------------------------------------------------------------
A-1 FIRE EQUIPMENT CO., INC.            1.79                     4.17
AAA MOBILE KEY AND LOCK SHOP            0.00                    10.50
AAIM MANAGEMENT ASSOCIATION             0.58                     1.34
ABACUS DIRECT CORPORATION           2,033.47                 4,744.77
ABBOTT LOCK & KEY CO                    3.14                     7.32
ABBOTT, VIOLA                           6.00                    14.00
ABILENE MALL LP                     2,487.35                 5,803.81
ABRAHAM AL RABEN                        0.00                 1,523.23
ABRAMS, JUDITH M                        0.00                 2,323.86
ACCESSORY NETWORK GROUP, INC        2,603.76                 6,075.44
ACCOUNTEMPS                            97.91                   228.45
ACCU-SORT SYSTEMS INC.                 35.53                    82.90
ACI PLASTICS                            0.00                17,610.75
ACTION LOCK & KEY INC                   0.00                     0.00
ADT SECURITY SERVICES                 811.29                 1,893.02
AIRBORNE FREIGHT CORP               1,484.28                 3,463.33
AKRIDGE, JOHN D                         0.00                   506.66
ALABAMA POWER CO                        0.00                     0.00
ALABAMA POWER CO                        0.00                     0.00
ALABAMA POWER CO                        0.00                     0.00
ALBANY MALL LLC                       103.69                   241.94
ALEX ANEMONE                            1.50                     3.50
ALEXANDER'S KINGS PLAZA CENTE           0.00                   374.22
ALEXANDER'S KINGS PLAZA CENTE           0.00                 9,678.31
ALEXANDER'S KINGS PLAZA CENTE           0.00                26,791.76
ALEXANDER'S KINGS PLAZA CENTE           0.00                    24.14
ALEXANDER'S KINGS PLAZA CENTE           0.00                   259.88
ALF, TERRESA A                          0.00                   140.00
ALLAN, RICHARD J                      921.48                 2,150.12
ALLEGHENY POWER                         0.00                    41.81
ALLEMANN, DENNIS                        0.00                   463.12
ALLEN, SUSANNA                          6.00                    14.00
ALLISON, LUTHER                         0.00                     7.00
ALLTEL OHIO INC                         5.29                    12.34
ALLTEL OHIO INC                         1.32                     3.09
ALLTEL OHIO INC                         1.31                     3.07
ALTAMONTE MALL VENTURE              5,525.15                12,892.02
ALTAMONTE MALL VENTURE              5,645.19                13,172.12
ALTAMONTE MALL VENTURE                  0.00                14,903.34
ALTAMONTE MALL VENTURE                  0.00                   136.56
ALTERNATIVE LIFT SYSTEMS                0.00                   115.74
ALVIN AND MARGARET EPSTEIN              0.00                   380.09
AMASIA INTERNATIONAL LTD              284.26                   663.26
AMBASSADOR ENVELOPE CO                  0.00                    51.07
AMDAHL CORPORATION                    831.06                 1,939.14
AMEREN CIPS                            30.41                    70.95
AMERICAN HANGER & FIXTURE COR          12.06                    28.13
AMERICAN IMPORT SHIPPERS ASSN           0.00                 2,193.89
AMERICAN LOCK & KEY                    27.90                    65.10
AMERICAN PLUMBING INC                   6.39                    14.91
AMERICAN PRINTWORKS/PRINTED A           0.00                 7,182.63
AMERICAN RED CROSS                      7.20                    16.80
AMERICAN WATER CO                       0.00                     3.59
AMERITECH SECURITYLINK                 17.58                    41.02
AMERITECH SECURITYLINK                 10.86                    25.35
AMERITECH SECURITYLINK                 10.75                    25.09
AMERITECH SECURITYLINK                371.63                   867.13
AMIGOLAND MALL                      4,923.73                11,488.71
AMIGOLAND MALL                        280.99                   655.64
AMIGOLAND MALL                      1,681.86                 3,924.35
AMIGOLAND MALL                      3,699.77                 8,632.80
AMROC INVESTMENTS                  30,985.38                72,299.22
AMROC INVESTMENTS                       0.00                 1,615.35
AMROC INVESTMENTS, INC                  0.00                   814.97
AMROC INVESTMENTS, INC                  0.00                 3,303.37
AMY DOLCE                               1.63                     3.80
ANDERSON ARMORED CAR SERVICE            7.80                    18.20
ANNAPOLIS MALL LP                       0.00                11,695.45
ANXIETY                                 0.00                 1,400.39
APOLLO ZAMIAS LP                      100.70                   234.97
APPLIED CONTROLS INC                    0.00                    38.39
AQUENT INC                              0.00                    21.28
ARENA, ANN MARIE                        0.00                     0.00
ARIZONA PUBLIC SERVICE CO               0.00                   164.49
ARMORED MOTOR SERVICE OF                0.00                   117.03
ARROW WOVEN LABELS                    986.24                 2,301.23
ARTESIAN WATER COMPANY, INC             1.14                     2.65
AS RA TECHNOLOGIES, INC.            1,240.54                 2,894.59
ASCOT LLC                               0.00                 1,292.76
AT LAST SPORTSWEAR                      0.00                     0.00
AT&T                                  500.63                 1,168.13
AT&T WIRELESS SERVICES                  9.76                    22.77
ATLAS FIRE EQUIPMENT, INC.              0.00                    10.20
ATSCO FOOTWEAR GROUP                    0.00                 2,106.72
AUBURN MALL PROPERTIES LP           8,050.92                18,785.47
AUBURN MALL PROPERTIES LP           4,122.19                 9,618.43
AUDIT FORCE, INC.                       0.00                     0.00

Legend
A = Reclassed from/to admin
S = Reclssed from/to secured
P = Reclassed from/to priority
corr = Correcting entry

                                                                       Exhibit 4

                                            Unsecured Claims At January 15, 2002

                                                                     INITIAL DISTRUBITION
                                                                     --------------------

                                                                       CLAIM TO BE ALLOWED
                                                                          AS FILED OR AS
                                                                        OTHERWISE REDUCED
                                                                         BY COURT ORDER                   ORDER 12
                                                        FILED CLAIM     CLAIM AMENDMENT OR  REVERSE      (except as
NAME                                       CLAIM NO.      AMOUNT            AGREEMENT       ESTIMATE        noted)
--------------------------------------------------------------------------------------------------------------------------
AUGUSTA MALL INC                           1001-00          123,482.69                        123,482.69
AURORA MALL                                4179-00              542.17           542.17
AUTOMATED TIME SYSTEMS INC                  521-00              160.00           160.00
AVAILABLE COMMUNICATIONS INC               1436-00              671.50           671.50
AVA'S UPHOLSTERY                           2917-00              675.00           675.00
AVERY DENNISON                              694-00           88,936.29        88,936.29
AVERY DENNISON                             1829-00           25,199.16        25,199.16
AVISTA UTILITIES                            388-00              208.73           208.73
AZIZO IMPORT INC                           1013-00           52,038.00        42,038.00
B & S HEATING & COOLING INC                3152-00              448.14           448.14
BAG BAZAAR INC/WHATEVER                     546-00           17,640.00        15,660.00
BALDWIN HILLS/CT OPERATING PTR             2423-01           62,935.20                         62,935.20
BALLANDA CORP                               529-00              126.50           126.50
BANCA NAZIONALE DEL LAVORO                 4026-00        2,867,797.10                      2,867,797.10
BANK OF NEW YORK                           4027-00      113,670,458.93   113,542,376.93
BARBARA DUKE                               1853-00            7,580.00                          7,580.00         0.00
BARGANZA INC                                789-00           10,974.00        10,974.00
BARNES CROSSING                            2588-00          100,629.00       100,629.00
BASIC FIRE CONTROL COMPANY                 1390-00              324.90           324.90
BATTLEFIELD MALL                           2181-00            4,486.58         4,486.58
BATTLEFIELD MALL                           3333-00           49,333.14        49,333.14
BAXIS INC                                   582-00           16,000.00         5,776.00
BEAVER VALLEY MALL                         2554-01           14,122.05                         14,122.05
BEAVER VALLEY MALL                         2554-02           14,122.05                         14,122.05
BECKER MULTIMEDIA                           588-00           41,930.32        41,930.32
BEGONIA & BROTHERS S.L.                    3749-00            1,352.78         1,352.78
BELGATE INVESTMENT FUND, LLC               1051-00            4,980.00         4,980.00
BELL ATLANTIC                               372-00            8,283.74         8,283.74
BELL ATLANTIC                              2928-00           23,050.03        23,050.03
BELLEVUE SQUARE MANAGERS, INC.             2085-00              517.87                            517.87         0.00
BELLEVUE SQUARE MANAGERS, INC.             2946-00            5,990.42         5,579.19                      5,579.19
BELLEVUE SQUARE MERCHANTS ASOC             2604-00            8,718.32         8,147.60                      8,147.60
BELLSOUTH TELLCOMMUNICATIONS                507-00            5,107.64         5,107.64
BENCHCRAFT LEATHER INC                     1292-00              351.45           351.45
BENNETT IMPORTING INC                      1782-00           10,532.17         8,146.31
BERKSHIRE MALL ASSOCIATES                  2560-00          103,540.67                        103,540.67    51,921.05
BERT N BISGYER                             3561-00           12,997.39        12,997.39
BEYER GRAPHICS                              690-00           32,075.71        32,075.71
BIERLAIR, JAMES A                          3254-00              100.00           100.00
BILTWELL CLOTHING COMPANY                   866-00           72,247.21        70,526.41
BINDER GRAPHICS & PACKAGING                2034-00           20,511.30        20,511.30
BIOSTAR FILM, LLC                          2087-00           64,825.96        45,419.96
BLU REED                                    720-00           11,818.25        11,799.74
BLUE RIBBON MANUFACTURING CO.              3477-00            2,067.39         2,067.39
BLUMENFELD KAPLAN & SANDWEISS               666-00              317.94           317.94
BODELL, BOVE, GRACE & VANHORN              2866-00            1,585.95         1,585.95
BOISE CASCADE CORPORATION                   503-00           12,132.87         3,303.76
BONNIE SEXTON                              3687-00               41.73            41.73
BOOTZ, JOHN                                3309-00              100.00           100.00
BOSTON EDISON                               826-00              534.47           534.47
BOSTON EDISON                               827-00            1,832.79         1,832.79
BOSTON EDISON                               828-00            1,058.75         1,058.75
BOSTON EDISON                               829-00            2,813.47         2,813.47
BOULEVARD ASSOCIATES                       1159-00           68,640.03                         68,640.03
BOULEVARD ASSOCIATES                       1160-00           16,575.58                         16,575.58
BOULEVARD ASSOCIATES                       1161-00           79,270.75         1,668.43                      1,668.43
BOULEVARD MALL                             2934-00           82,291.36                         82,291.36
BOWMAN, GERALD H                           1545-11            2,665.00                          2,665.00
BOYLE AND MORRISSEY,P.C.                   3108-00            2,952.05         2,952.05
BOYTON BEACH MALL                          2961-00            1,570.76                          1,570.76
BOYTON BEACH MALL                          2963-00           10,545.41                         10,545.41
BRANDON TOWN/URBAN RETAIL PROP             2417-01          112,875.06                        112,875.06
BRANG, DONALD J.                           2041-00           47,900.69                         47,900.69         0.00
BRISBIN, ROBERT                            3263-00               25.00            25.00
BROADWAY MALL PROPERTIES, INC.             1136-00              386.86           386.86
BROADWAY MALL PROPERTIES, INC.             1137-00              386.86           386.86
BROADWAY SQUARE                             980-00            1,000.47         1,000.47
BROADWAY SQUARE                             984-00           45,148.44        45,148.44
BROADWAY SQUARE                            2959-00            1,225.49         1,225.49
BROADWAY SQUARE                            2960-00           74,835.84        74,835.84
BROOKFIELD SQUARE JOINT VENTUR              778-01           96,948.31                         96,948.31         0.00
BROWN & JAMES PC                            894-00              262.50           262.50
BROWN & JAMES PC                            895-00               91.65            91.65
BROWN & JAMES PC                            896-00              409.75           409.75
BROWN & JAMES PC                            897-00               75.00            75.00
BROWN & JAMES PC                            898-00               67.96            67.96
BROWN & JAMES PC                            899-00               63.75            63.75
BROWN & JAMES PC                            900-00               61.35            61.35
BROWN & JAMES PC                            901-00               15.00            15.00
BROWN & JAMES PC                            902-00               30.00            30.00
BROWN & JAMES PC                            903-00               31.05            31.05
BROWN & JAMES PC                            904-00           10,299.79        10,299.79
BROWN & JAMES PC                            905-00            4,703.80         4,703.80
BROWN & JAMES PC                            906-00            2,389.84         2,389.84
BROWN & JAMES PC                            907-00            2,307.05         2,307.05
BROWN & JAMES PC                            908-00            2,153.37         2,153.37
BROWN & JAMES PC                            909-00            1,259.45         1,259.45

                                                           CURRENT DISTRIBUTION MOTION
                                                           ---------------------------
                                  AMENDED CLAIM              CLAIM TO BE ALLOWED AS
                                FILED BY CREDITOR             FILED OR AS OTHERWISE
                                OR STOP APPROVED                REDUCED BY COURT
                                  SINCE INITIAL     TO BE          ORDER, CLAIM                                        $.06
                                  DISTRIBUTION   ALLOWED BY       AMENDMENT OR       RESERVE        TOTAL CLAIM     DISTRIBUTION
                                     MOTION        TRUSTEE          AGREEMENT        ESTIMATE         RESERVE          PAID
------------------------------------------------------------------------------------------------------------------------------------
AUGUSTA MALL INC                                                                         123,482.69       123,482.69
AURORA MALL                                                             542.17                                542.17
AUTOMATED TIME SYSTEMS INC                                              160.00                                160.00          9.60
AVAILABLE COMMUNICATIONS INC                                            671.50                                671.50         40.29
AVA'S UPHOLSTERY                                                        675.00                                675.00         40.50
AVERY DENNISON                                                       88,936.29                             88,936.29
AVERY DENNISON                                                       25,199.16                             25,199.16
AVISTA UTILITIES                                                        208.73                                208.73         12.53
AZIZO IMPORT INC                                                     42,038.00                             42,038.00
B & S HEATING & COOLING INC                                             448.14                                448.14         26.89
BAG BAZAAR INC/WHATEVER                                              15,660.00                             15,660.00
BALDWIN HILLS/CT OPERATING PTR                                                            62,935.20        62,935.20
BALLANDA CORP                                                           126.50                                126.50          7.59
BANCA NAZIONALE DEL LAVORO                                                             2,867,797.10     2,867,797.10
BANK OF NEW YORK                                113,393,076.93  113,393,076.93                        113,393,076.93  6,803,584.62
BARBARA DUKE                                                              0.00                                  0.00
BARGANZA INC                                                         10,974.00                             10,974.00
BARNES CROSSING                                                     100,629.00                            100,629.00      6,037.74
BASIC FIRE CONTROL COMPANY                                              324.90                                324.90
BATTLEFIELD MALL                                                      4,486.58                              4,486.58
BATTLEFIELD MALL                                                     49,333.14                             49,333.14
BAXIS INC                                                             5,776.00                              5,776.00
BEAVER VALLEY MALL                                                                        14,122.05        14,122.05
BEAVER VALLEY MALL                                   14,122.05       14,122.05                             14,122.05
BECKER MULTIMEDIA                                                    41,930.32                             41,930.32      2,515.82
BEGONIA & BROTHERS S.L.                                               1,352.78                              1,352.78         81.17
BELGATE INVESTMENT FUND, LLC                                          4,980.00                              4,980.00
BELL ATLANTIC                                                         8,283.74                              8,283.74
BELL ATLANTIC                                                        23,050.03                             23,050.03
BELLEVUE SQUARE MANAGERS, INC.                                            0.00                                  0.00
BELLEVUE SQUARE MANAGERS, INC.                                        5,579.19                              5,579.19
BELLEVUE SQUARE MERCHANTS ASOC                                        8,147.60                              8,147.60
BELLSOUTH TELLCOMMUNICATIONS                                          5,107.64                              5,107.64
BENCHCRAFT LEATHER INC                                                  351.45                                351.45         21.08
BENNETT IMPORTING INC                                                 8,146.31                              8,146.31
BERKSHIRE MALL ASSOCIATES                                            51,921.05                             51,921.05
BERT N BISGYER                                                       12,997.39                             12,997.39        779.84
BEYER GRAPHICS                                                       32,075.71                             32,075.71      1,924.54
BIERLAIR, JAMES A                                                       100.00                                100.00
BILTWELL CLOTHING COMPANY                                            70,526.41                             70,526.41
BINDER GRAPHICS & PACKAGING                                          20,511.30                             20,511.30      1,230.68
BIOSTAR FILM, LLC                                                    45,419.96                             45,419.96      2,725.19
BLU REED                                                             11,799.74                             11,799.74
BLUE RIBBON MANUFACTURING CO.                                         2,067.39                              2,067.39
BLUMENFELD KAPLAN & SANDWEISS                                           317.94                                317.94         19.07
BODELL, BOVE, GRACE & VANHORN                                         1,585.95                              1,585.95
BOISE CASCADE CORPORATION                                             3,303.76                              3,303.76        198.22
BONNIE SEXTON                                                            41.73                                 41.73          2.50
BOOTZ, JOHN                                                             100.00                                100.00          6.00
BOSTON EDISON                                                           534.47                                534.47         32.07
BOSTON EDISON                                                         1,832.79                              1,832.79
BOSTON EDISON                                                         1,058.75                              1,058.75         63.53
BOSTON EDISON                                                         2,813.47                              2,813.47
BOULEVARD ASSOCIATES                                                                      68,640.03        68,640.03
BOULEVARD ASSOCIATES                                 16,575.58       16,575.58                             16,575.58        994.54
BOULEVARD ASSOCIATES                                                  1,668.43                              1,668.43        100.10
BOULEVARD MALL                                       82,291.36       82,291.36                             82,291.36      4,937.48
BOWMAN, GERALD H                                      2,665.00        2,665.00                              2,665.00        159.90
BOYLE AND MORRISSEY,P.C.                                              2,952.05                              2,952.05
BOYTON BEACH MALL                                     1,570.76        1,570.76                              1,570.76
BOYTON BEACH MALL                                                                         10,545.41        10,545.41
BRANDON TOWN/URBAN RETAIL PROP                                                           112,875.06       112,875.06
BRANG, DONALD J.                                                          0.00                                  0.00
BRISBIN, ROBERT                                                          25.00                                 25.00          1.50
BROADWAY MALL PROPERTIES, INC.                                          386.86                                386.86
BROADWAY MALL PROPERTIES, INC.                                          386.86                                386.86
BROADWAY SQUARE                                                       1,000.47                              1,000.47
BROADWAY SQUARE                                                      45,148.44                             45,148.44
BROADWAY SQUARE                                                       1,225.49                              1,225.49
BROADWAY SQUARE                                                      74,835.84                             74,835.84
BROOKFIELD SQUARE JOINT VENTUR                                            0.00                                  0.00
BROWN & JAMES PC                                                        262.50                                262.50
BROWN & JAMES PC                                                         91.65                                 91.65
BROWN & JAMES PC                                                        409.75                                409.75
BROWN & JAMES PC                                                         75.00                                 75.00
BROWN & JAMES PC                                                         67.96                                 67.96
BROWN & JAMES PC                                                         63.75                                 63.75
BROWN & JAMES PC                                                         61.35                                 61.35
BROWN & JAMES PC                                                         15.00                                 15.00
BROWN & JAMES PC                                                         30.00                                 30.00
BROWN & JAMES PC                                                         31.05                                 31.05
BROWN & JAMES PC                                                     10,299.79                             10,299.79
BROWN & JAMES PC                                                      4,703.80                              4,703.80
BROWN & JAMES PC                                                      2,389.84                              2,389.84
BROWN & JAMES PC                                                      2,307.05                              2,307.05
BROWN & JAMES PC                                                      2,153.37                              2,153.37
BROWN & JAMES PC                                                      1,259.45                              1,259.45

                                                          $.14   CURRENT
                                $.06  DISTRIBUTION          DISTRIBUTION
                               RESERVE, IF NOT PAID,     RESERVE, BASED ON,
                                 BASED ON CURRENT             CURRENT
                               DISTRIBUTION MOTION      DISTRIBUTION MOTION
                                  CLAIM RESERVE           CLAIM RESERVE
---------------------------------------------------------------------------
AUGUSTA MALL INC                      7,408.96                    17,287.58
AURORA MALL                              32.53                        75.90
AUTOMATED TIME SYSTEMS INC                0.00                        22.40
AVAILABLE COMMUNICATIONS INC              0.00                        94.01
AVA'S UPHOLSTERY                          0.00                        94.50
AVERY DENNISON                        5,336.18                    12,451.08
AVERY DENNISON                        1,511.95                     3,527.88
AVISTA UTILITIES                          0.00                        29.22
AZIZO IMPORT INC                      2,522.28                     5,885.32
B & S HEATING & COOLING INC               0.00                        62.74
BAG BAZAAR INC/WHATEVER                 939.60                     2,192.40
BALDWIN HILLS/CT OPERATING PTR        3,776.11                     8,810.93
BALLANDA CORP                             0.00                        17.71
BANCA NAZIONALE DEL LAVORO          172,067.83                   401,491.59
BANK OF NEW YORK                          0.00                15,875,030.77
BARBARA DUKE                              0.00                         0.00
BARGANZA INC                            658.44                     1,536.36
BARNES CROSSING                           0.00                    14,088.06
BASIC FIRE CONTROL COMPANY               19.49                        45.49
BATTLEFIELD MALL                        269.19                       628.12
BATTLEFIELD MALL                      2,959.99                     6,906.64
BAXIS INC                               346.56                       808.64
BEAVER VALLEY MALL                      847.32                     1,977.09
BEAVER VALLEY MALL                      847.32                     1,977.09
BECKER MULTIMEDIA                         0.00                     5,870.24
BEGONIA & BROTHERS S.L.                   0.00                       189.39
BELGATE INVESTMENT FUND, LLC            298.80                       697.20
BELL ATLANTIC                           497.02                     1,159.72
BELL ATLANTIC                         1,383.00                     3,227.00
BELLEVUE SQUARE MANAGERS, INC.            0.00                         0.00
BELLEVUE SQUARE MANAGERS, INC.          334.75                       781.09
BELLEVUE SQUARE MERCHANTS ASOC          488.86                     1,140.66
BELLSOUTH TELLCOMMUNICATIONS            306.46                       715.07
BENCHCRAFT LEATHER INC                    0.00                        49.20
BENNETT IMPORTING INC                   488.78                     1,140.48
BERKSHIRE MALL ASSOCIATES             3,115.26                     7,268.95
BERT N BISGYER                            0.00                     1,819.63
BEYER GRAPHICS                            0.00                     4,490.60
BIERLAIR, JAMES A                         6.00                        14.00
BILTWELL CLOTHING COMPANY             4,231.58                     9,873.70
BINDER GRAPHICS & PACKAGING               0.00                     2,871.58
BIOSTAR FILM, LLC                         0.00                     6,358.79
BLU REED                                707.98                     1,651.96
BLUE RIBBON MANUFACTURING CO.           124.04                       289.43
BLUMENFELD KAPLAN & SANDWEISS             0.00                        44.51
BODELL, BOVE, GRACE & VANHORN            95.16                       222.03
BOISE CASCADE CORPORATION                 0.00                       462.53
BONNIE SEXTON                             0.00                         5.84
BOOTZ, JOHN                               0.00                        14.00
BOSTON EDISON                             0.00                        74.83
BOSTON EDISON                           109.97                       256.59
BOSTON EDISON                             0.00                       148.23
BOSTON EDISON                           168.81                       393.89
BOULEVARD ASSOCIATES                  4,118.40                     9,609.60
BOULEVARD ASSOCIATES                      0.00                     2,320.58
BOULEVARD ASSOCIATES                      0.00                       233.58
BOULEVARD MALL                            0.00                    11,520.79
BOWMAN, GERALD H                          0.00                       373.10
BOYLE AND MORRISSEY,P.C.                177.12                       413.29
BOYTON BEACH MALL                        94.25                       219.91
BOYTON BEACH MALL                       632.72                     1,476.36
BRANDON TOWN/URBAN RETAIL PROP        6,772.50                    15,802.51
BRANG, DONALD J.                          0.00                         0.00
BRISBIN, ROBERT                           0.00                         3.50
BROADWAY MALL PROPERTIES, INC.           23.21                        54.16
BROADWAY MALL PROPERTIES, INC.           23.21                        54.16
BROADWAY SQUARE                          60.03                       140.07
BROADWAY SQUARE                       2,708.91                     6,320.78
BROADWAY SQUARE                          73.53                       171.57
BROADWAY SQUARE                       4,490.15                    10,477.02
BROOKFIELD SQUARE JOINT VENTUR            0.00                         0.00
BROWN & JAMES PC                         15.75                        36.75
BROWN & JAMES PC                          5.50                        12.83
BROWN & JAMES PC                         24.59                        57.37
BROWN & JAMES PC                          4.50                        10.50
BROWN & JAMES PC                          4.08                         9.51
BROWN & JAMES PC                          3.83                         8.93
BROWN & JAMES PC                          3.68                         8.59
BROWN & JAMES PC                          0.90                         2.10
BROWN & JAMES PC                          1.80                         4.20
BROWN & JAMES PC                          1.86                         4.35
BROWN & JAMES PC                        617.99                     1,441.97
BROWN & JAMES PC                        282.23                       658.53
BROWN & JAMES PC                        143.39                       334.58
BROWN & JAMES PC                        138.42                       322.99
BROWN & JAMES PC                        129.20                       301.47
BROWN & JAMES PC                         75.57                       176.32

Legend
A = Reclassed from/to admin
S = Reclssed from/to secured
P = Reclassed from/to priority
corr = Correcting entry

                                            Unsecured Claims At January 15, 2002

                                                                     INITIAL DISTRUBITION
                                                                     --------------------

                                                                       CLAIM TO BE ALLOWED
                                                                          AS FILED OR AS
                                                                        OTHERWISE REDUCED
                                                                         BY COURT ORDER                   ORDER 12
                                                        FILED CLAIM     CLAIM AMENDMENT OR  REVERSE      (except as
NAME                                       CLAIM NO.      AMOUNT            AGREEMENT       ESTIMATE        noted)
--------------------------------------------------------------------------------------------------------------------------
BROWN & JAMES PC                            910-00        1,107.06         1,107.06
BROWN & JAMES PC                            911-00          307.95           307.95
BROWN & JAMES PC                            912-00        7,893.90         7,893.90
BROWN & JAMES PC                            913-00        3,997.61         3,997.61
BROWN & JAMES PC                            914-00        1,888.24         1,888.24
BROWN & JAMES PC                            915-00          585.00           585.00
BROWN & JAMES PC                            916-00          534.40           534.40
BROWN & JAMES PC                            917-00           60.60            60.60
BROWN & JAMES PC                            918-00           60.90            60.90
BROWN & JAMES PC                            919-00           76.50            76.50
BROWN & JAMES PC                            920-00           81.15            81.15
BROWN & JAMES PC                            921-00           90.00            90.00
BROWN & JAMES PC                            922-00          210.00           210.00
BROWN & JAMES PC                           2854-00        1,062.00         1,062.00
BROWN & JAMES PC                           2855-00          140.00           140.00
BROWN WINICK GRAVES GROSS                  1208-00          401.79           116.75
BROWNING-FERRIS INDUSTRIES                  452-00        1,254.20         1,254.20
BROWNING-FERRIS INDUSTRIES                 1073-00          505.60           505.60
BRUMER  RUBIN & WESTON                     2501-00        2,314.50         2,314.50
BRYAN CAVE LLP                             2647-00       15,081.03        15,081.03
BUCKINGHAM, DOOLITTLE &                    2504-00          574.25           574.25
BURTELOW, JOHN F                           1880-11       60,654.00                           60,654.00
BYES DAWN P                                 627-00       20,000.00                           20,000.00
C EGAN & SONS CONTRACTORS                  2835-00          488.92           488.92
C P INTERNATIONAL                          3618-00        6,061.32         6,061.32
CAC MECHANICAL SERVICES, INC.               604-00          119.58           119.58
CA-COUNTY OF STANISLAUS                    3782-02          194.70           194.70
CADILLAC SHOE PRODUCTS INC                  625-00        2,304.00         2,304.00
CA-FRESNO COUNTY TAX COLLECTOR             3197-01        3,133.75                                0.00        3,133.75   P
CA-KERN COUNTY                             1671-00          941.32           831.32
CALIFORNIA HYDRAULICS INC                  3578-00        1,083.13         1,083.13
CAMBRIDGESIDE GALLERIA ASSOC                951-00      131,280.59       131,280.59
CAMBRIDGESIDE GALLERIA ASSOC                952-00      129,044.11                          129,044.11
CAMBRIDGESIDE GALLERIA ASSOC                953-00       92,882.71                           92,882.71       57,903.54
CANDIES, INC.                               433-00       96,766.43        85,623.17
CANTINA APPAREL INC                        3752-00          316.76           316.76
CAPITAL FACTORS INC                        2955-00       68,157.23        42,638.43
CAPITOL COURT CORP                         2646-00       78,227.75                           78,227.75       72,916.12
CAPITOLA MALL/MACERICH PRTNRSH             2406-00       49,968.78        26,300.65
CAPTIAL MERCURY SHIRT                       502-00      195,775.00        77,480.00
CARLIN, MARIO L                            3711-00          200.00           200.00
CAROLINA HOSIERY MILLS INC                 3631-00       19,444.80        18,508.32
CAROLINA POWER & LIGHT                      669-00        1,227.08         1,227.08
CAROUSEL CENTER COMPANY L.P.               2295-00      110,209.80                           12,500.00
CAROUSEL CENTER COMPANY L.P.               2296-00        2,654.11         2,370.43
CAROUSEL CENTER COMPANY L.P.               2297-00          708.98                              708.98
CAROUSEL CENTER COMPANY L.P.               2298-00       85,326.72                           85,326.72
CAROUSEL CENTER COMPANY L.P.               2299-00        2,077.45                            2,077.45
CARPET KARE                                1428-01        1,020.85                            1,020.85
CARRASQUILLO, JOSE M                        252-00       17,094.30                           17,094.30            0.00
CARSTON E. BUTNER & SONS, INC.              697-00           36.22            36.22
CA-SACRAMENTO COUNTY                       1054-01       14,952.43                           14,952.43
CA-SAN BERNARDINO COUNTY                   4046-02      101,557.61                                0.00      101,557.61   S
CA-SAN DIEGO COUNTY                        3794-02        2,992.27         2,992.27
CASTLETON SQUARE                           2227-00        3,345.47         3,345.47
CASTLETON SQUARE                           2232-00      128,750.04        62,250.04                          62,250.04
CASUAL CORNER GROUP, INC                   3394-00          672.35           672.35
CATALINA PARTNERS LP                       1082-01       78,536.39                           78,536.39       44,124.92
CATALOG CONSULTANCY                        3510-00        1,500.00         1,500.00
CATALOG SHOP                               3912-00           55.45            55.45
CELTIC CAPITAL CORP                        1122-00        4,766.00         4,766.00
CENTER ASSOCIATES                          1938-00          362.90           362.90
CENTER ASSOCIATES                          3178-01        2,404.54         2,404.54
CENTER ASSOCIATES                          3178-02        9,929.12         9,929.12
CENTRAL MALL (TX)                          1792-00       58,738.24        58,738.24
CENTRAL MALL JOINT VENTURE-TX              1790-00       10,841.50         8,901.59                           8,901.59
CENTRAL MALL JOINT VENTURE-TX              1793-00       54,059.15        54,059.15
CENTRAL MALL-OKLAHOMA                      1791-00       23,243.74        23,243.74
CENTRAL POWER & LIGHT                       262-00        3,409.52         3,409.52
CENTURY BUSINESS CREDIT                     375-00      354,900.79       270,584.64
CENTURY BUSINESS PRODUCTS                  1107-00       21,608.18        21,608.18
CENTURY III MALL                           2228-00        1,360.03                            1,360.03        1,287.99
CENTURY III MALL                           2229-00       62,422.80        28,288.58                          28,288.58
CENTURY PLAZA LLC                          1162-00       29,200.46                           29,200.46        1,204.46
CENTURY PLAZA LLC                          1163-00        3,840.67                            3,840.67
CENTURY PLAZA LLC                          2033-00       17,453.62                           17,453.62
CF BROWARD MALL, INC                       1138-00      115,741.96                          115,741.96
CF ESPLANADE LP                            1139-00          352.56           352.56
CF GALLERIA AT WHITE PLAINS LP             1140-00        3,739.73         3,739.73
CF NORTHPARK LP                            1142-00      100,451.62                          100,451.62
CF SOUTHPARK LP                            1143-00       39,674.43                           39,674.43
CF SOUTHPARK LP                            1144-00       53,584.71                           53,584.71
CHAN, MICHAEL                              1879-00      140,000.00                                0.00      140,000.00   P
CHANG, NEIL L                              3937-00          500.00                              500.00            0.00
CHAPEL HILL MALL                           3024-00       16,285.91        16,285.91
CHARLES COUNTY TREASURER                   3888-00          159.20                              159.20
CHARLES DAVID OF CALIFORNIA                 661-00       64,454.24        62,787.54

                                                           CURRENT DISTRIBUTION MOTION
                                                           ---------------------------
                                  AMENDED CLAIM              CLAIM TO BE ALLOWED AS
                                FILED BY CREDITOR             FILED OR AS OTHERWISE
                                OR STOP APPROVED                REDUCED BY COURT
                                  SINCE INITIAL     TO BE          ORDER, CLAIM                                        $.06
                                  DISTRIBUTION   ALLOWED BY       AMENDMENT OR       RESERVE        TOTAL CLAIM     DISTRIBUTION
                                     MOTION        TRUSTEE          AGREEMENT        ESTIMATE         RESERVE          PAID
------------------------------------------------------------------------------------------------------------------------------------
BROWN & JAMES PC                                                     1,107.06                          1,107.06
BROWN & JAMES PC                                                       307.95                            307.95
BROWN & JAMES PC                                                     7,893.90                          7,893.90
BROWN & JAMES PC                                                     3,997.61                          3,997.61
BROWN & JAMES PC                                                     1,888.24                          1,888.24
BROWN & JAMES PC                                                       585.00                            585.00
BROWN & JAMES PC                                                       534.40                            534.40
BROWN & JAMES PC                                                        60.60                             60.60
BROWN & JAMES PC                                                        60.90                             60.90
BROWN & JAMES PC                                                        76.50                             76.50
BROWN & JAMES PC                                                        81.15                             81.15
BROWN & JAMES PC                                                        90.00                             90.00
BROWN & JAMES PC                                                       210.00                            210.00
BROWN & JAMES PC                                                     1,062.00                          1,062.00
BROWN & JAMES PC                                                       140.00                            140.00
BROWN WINICK GRAVES GROSS                                              116.75                            116.75
BROWNING-FERRIS INDUSTRIES                                           1,254.20                          1,254.20
BROWNING-FERRIS INDUSTRIES                                             505.60                            505.60
BRUMER  RUBIN & WESTON                                               2,314.50                          2,314.50         138.87
BRYAN CAVE LLP                                                      15,081.03                         15,081.03         904.86
BUCKINGHAM, DOOLITTLE &                                                574.25                            574.25          34.46
BURTELOW, JOHN F                                  60,654.00         60,654.00                         60,654.00       3,639.24
BYES DAWN P                                                                          20,000.00        20,000.00
C EGAN & SONS CONTRACTORS                                              488.92                            488.92          29.34
C P INTERNATIONAL                                                    6,061.32                          6,061.32         363.68
CAC MECHANICAL SERVICES, INC.                                          119.58                            119.58           7.17
CA-COUNTY OF STANISLAUS                                                194.70                            194.70
CADILLAC SHOE PRODUCTS INC                                           2,304.00                          2,304.00
CA-FRESNO COUNTY TAX COLLECTOR                                       3,133.75                          3,133.75
CA-KERN COUNTY                                                         831.32                            831.32          49.88
CALIFORNIA HYDRAULICS INC                                            1,083.13                          1,083.13          64.99
CAMBRIDGESIDE GALLERIA ASSOC                                       131,280.59                        131,280.59
CAMBRIDGESIDE GALLERIA ASSOC                                                        129,044.11       129,044.11
CAMBRIDGESIDE GALLERIA ASSOC                                        57,903.54                         57,903.54
CANDIES, INC.                                                       85,623.17                         85,623.17
CANTINA APPAREL INC                                                    316.76                            316.76
CAPITAL FACTORS INC                                                 42,638.43                         42,638.43       2,558.31
CAPITOL COURT CORP                                                  72,916.12                         72,916.12
CAPITOLA MALL/MACERICH PRTNRSH                                      26,300.65                         26,300.65
CAPTIAL MERCURY SHIRT                                               77,480.00                         77,480.00       4,648.80
CARLIN, MARIO L                                                        200.00                            200.00          12.00
CAROLINA HOSIERY MILLS INC                                          18,508.32                         18,508.32       1,110.50
CAROLINA POWER & LIGHT                                               1,227.08                          1,227.08          73.63
CAROUSEL CENTER COMPANY L.P.        12,500.00                       12,500.00                         12,500.00
CAROUSEL CENTER COMPANY L.P.                                                          2,654.11         2,654.11
CAROUSEL CENTER COMPANY L.P.                                                            708.98           708.98
CAROUSEL CENTER COMPANY L.P.                                                         85,326.72        85,326.72
CAROUSEL CENTER COMPANY L.P.                                                          2,077.45         2,077.45
CARPET KARE                                        1,020.85          1,020.85                          1,020.85
CARRASQUILLO, JOSE M                     0.00                            0.00                              0.00
CARSTON E. BUTNER & SONS, INC.                                          36.22                             36.22
CA-SACRAMENTO COUNTY                              14,952.43         14,952.43                         14,952.43         897.15
CA-SAN BERNARDINO COUNTY                                           101,557.61                        101,557.61       6,093.45
CA-SAN DIEGO COUNTY                                                  2,992.27                          2,992.27
CASTLETON SQUARE                                                     3,345.47                          3,345.47
CASTLETON SQUARE                                                    62,250.04                         62,250.04
CASUAL CORNER GROUP, INC                                               672.35                            672.35
CATALINA PARTNERS LP                                                44,124.92                         44,124.92       2,647.49
CATALOG CONSULTANCY                                                  1,500.00                          1,500.00          90.00
CATALOG SHOP                                                            55.45                             55.45
CELTIC CAPITAL CORP                                                  4,766.00                          4,766.00         285.96
CENTER ASSOCIATES                                                      362.90                            362.90          21.78
CENTER ASSOCIATES                                                    2,404.54                          2,404.54         144.27
CENTER ASSOCIATES                                                    9,929.12                          9,929.12         595.75
CENTRAL MALL (TX)                                                   58,738.24                         58,738.24       3,524.29
CENTRAL MALL JOINT VENTURE-TX                                        8,901.59                          8,901.59         534.09
CENTRAL MALL JOINT VENTURE-TX                                       54,059.15                         54,059.15       3,243.55
CENTRAL MALL-OKLAHOMA                                               23,243.74                         23,243.74       1,394.63
CENTRAL POWER & LIGHT                                                3,409.52                          3,409.52
CENTURY BUSINESS CREDIT                                            270,584.64                        270,584.64
CENTURY BUSINESS PRODUCTS                                           21,608.18                         21,608.18       1,296.49
CENTURY III MALL                                                     1,287.99                          1,287.99
CENTURY III MALL                                                    28,288.58                         28,288.58
CENTURY PLAZA LLC                                                    1,204.46                          1,204.46          72.27
CENTURY PLAZA LLC                                                                     3,840.67         3,840.67
CENTURY PLAZA LLC                                                                    17,453.62        17,453.62
CF BROWARD MALL, INC                                                                115,741.96       115,741.96
CF ESPLANADE LP                                                        352.56                            352.56          21.15
CF GALLERIA AT WHITE PLAINS LP                                       3,739.73                          3,739.73         224.39
CF NORTHPARK LP                                                                     100,451.62       100,451.62
CF SOUTHPARK LP                                                                      39,674.43        39,674.43
CF SOUTHPARK LP                                                                      53,584.71        53,584.71
CHAN, MICHAEL                                                      140,000.00                        140,000.00
CHANG, NEIL L                                                            0.00                              0.00
CHAPEL HILL MALL                                                    16,285.91                         16,285.91         977.15
CHARLES COUNTY TREASURER                             159.20            159.20                            159.20
CHARLES DAVID OF CALIFORNIA                                         62,787.54                         62,787.54       3,767.26

                                                          $.14   CURRENT
                                $.06  DISTRIBUTION          DISTRIBUTION
                               RESERVE, IF NOT PAID,     RESERVE, BASED ON,
                                 BASED ON CURRENT             CURRENT
                               DISTRIBUTION MOTION      DISTRIBUTION MOTION
                                  CLAIM RESERVE           CLAIM RESERVE
---------------------------------------------------------------------------
BROWN & JAMES PC                        66.42                   154.99
BROWN & JAMES PC                        18.48                    43.11
BROWN & JAMES PC                       473.63                 1,105.15
BROWN & JAMES PC                       239.86                   559.67
BROWN & JAMES PC                       113.29                   264.35
BROWN & JAMES PC                        35.10                    81.90
BROWN & JAMES PC                        32.06                    74.82
BROWN & JAMES PC                         3.64                     8.48
BROWN & JAMES PC                         3.65                     8.53
BROWN & JAMES PC                         4.59                    10.71
BROWN & JAMES PC                         4.87                    11.36
BROWN & JAMES PC                         5.40                    12.60
BROWN & JAMES PC                        12.60                    29.40
BROWN & JAMES PC                        63.72                   148.68
BROWN & JAMES PC                         8.40                    19.60
BROWN WINICK GRAVES GROSS                7.01                    16.35
BROWNING-FERRIS INDUSTRIES              75.25                   175.59
BROWNING-FERRIS INDUSTRIES              30.34                    70.78
BRUMER  RUBIN & WESTON                   0.00                   324.03
BRYAN CAVE LLP                           0.00                 2,111.34
BUCKINGHAM, DOOLITTLE &                  0.00                    80.40
BURTELOW, JOHN F                         0.00                 8,491.56
BYES DAWN P                          1,200.00                 2,800.00
C EGAN & SONS CONTRACTORS                0.00                    68.45
C P INTERNATIONAL                        0.00                   848.58
CAC MECHANICAL SERVICES, INC.            0.00                    16.74
CA-COUNTY OF STANISLAUS                 11.68                    27.26
CADILLAC SHOE PRODUCTS INC             138.24                   322.56
CA-FRESNO COUNTY TAX COLLECTOR         188.03                   438.73
CA-KERN COUNTY                           0.00                   116.38
CALIFORNIA HYDRAULICS INC                0.00                   151.64
CAMBRIDGESIDE GALLERIA ASSOC         7,876.84                18,379.28
CAMBRIDGESIDE GALLERIA ASSOC         7,742.65                18,066.18
CAMBRIDGESIDE GALLERIA ASSOC         3,474.21                 8,106.50
CANDIES, INC.                        5,137.39                11,987.24
CANTINA APPAREL INC                     19.01                    44.35
CAPITAL FACTORS INC                      0.00                 5,969.38
CAPITOL COURT CORP                   4,374.97                10,208.26
CAPITOLA MALL/MACERICH PRTNRSH       1,578.04                 3,682.09
CAPTIAL MERCURY SHIRT                    0.00                10,847.20
CARLIN, MARIO L                          0.00                    28.00
CAROLINA HOSIERY MILLS INC               0.00                 2,591.16
CAROLINA POWER & LIGHT                   0.00                   171.79
CAROUSEL CENTER COMPANY L.P.           750.00                 1,750.00
CAROUSEL CENTER COMPANY L.P.           159.25                   371.58
CAROUSEL CENTER COMPANY L.P.            42.54                    99.26
CAROUSEL CENTER COMPANY L.P.         5,119.60                11,945.74
CAROUSEL CENTER COMPANY L.P.           124.65                   290.84
CARPET KARE                             61.25                   142.92
CARRASQUILLO, JOSE M                     0.00                     0.00
CARSTON E. BUTNER & SONS, INC.           2.17                     5.07
CA-SACRAMENTO COUNTY                     0.00                 2,093.34
CA-SAN BERNARDINO COUNTY                 0.00                14,218.07
CA-SAN DIEGO COUNTY                    179.54                   418.92
CASTLETON SQUARE                       200.73                   468.37
CASTLETON SQUARE                     3,735.00                 8,715.01
CASUAL CORNER GROUP, INC                40.34                    94.13
CATALINA PARTNERS LP                     0.00                 6,177.49
CATALOG CONSULTANCY                      0.00                   210.00
CATALOG SHOP                             3.33                     7.76
CELTIC CAPITAL CORP                      0.00                   667.24
CENTER ASSOCIATES                        0.00                    50.81
CENTER ASSOCIATES                        0.00                   336.64
CENTER ASSOCIATES                        0.00                 1,390.08
CENTRAL MALL (TX)                        0.00                 8,223.35
CENTRAL MALL JOINT VENTURE-TX            0.00                 1,246.22
CENTRAL MALL JOINT VENTURE-TX            0.00                 7,568.28
CENTRAL MALL-OKLAHOMA                    0.00                 3,254.12
CENTRAL POWER & LIGHT                  204.57                   477.33
CENTURY BUSINESS CREDIT             16,235.08                37,881.85
CENTURY BUSINESS PRODUCTS                0.00                 3,025.15
CENTURY III MALL                        77.28                   180.32
CENTURY III MALL                     1,697.31                 3,960.40
CENTURY PLAZA LLC                        0.00                   168.62
CENTURY PLAZA LLC                      230.44                   537.69
CENTURY PLAZA LLC                    1,047.22                 2,443.51
CF BROWARD MALL, INC                 6,944.52                16,203.87
CF ESPLANADE LP                          0.00                    49.36
CF GALLERIA AT WHITE PLAINS LP           0.00                   523.56
CF NORTHPARK LP                      6,027.10                14,063.23
CF SOUTHPARK LP                      2,380.47                 5,554.42
CF SOUTHPARK LP                      3,215.08                 7,501.86
CHAN, MICHAEL                        8,400.00                19,600.00
CHANG, NEIL L                            0.00                     0.00
CHAPEL HILL MALL                         0.00                 2,280.03
CHARLES COUNTY TREASURER                 9.55                    22.29
CHARLES DAVID OF CALIFORNIA              0.00                 8,790.26

                                            Unsecured Claims At January 15, 2002

                                                                     INITIAL DISTRUBITION
                                                                     --------------------

                                                                       CLAIM TO BE ALLOWED
                                                                          AS FILED OR AS
                                                                        OTHERWISE REDUCED
                                                                         BY COURT ORDER                   ORDER 12
                                                        FILED CLAIM     CLAIM AMENDMENT OR  REVERSE      (except as
NAME                                       CLAIM NO.      AMOUNT            AGREEMENT       ESTIMATE        noted)
--------------------------------------------------------------------------------------------------------------------------
CHARLESTOWNE MALL LLC                      1608-00          2,755.43       1,750.00
CHARLOTTESVILLE FASHION SQUARE              958-00         75,478.80      65,478.80                         65,478.80
CHARLOTTESVILLE FASHION SQUARE              970-00          4,897.92       4,897.92
CHAS LOCK & KEY                            3521-00            125.87         125.87
CHASE MANHATTAN BANK
 (TRANSFER FROM Herford Printing)           225-02        462,017.00                              0.00                 Corr
CHASE, JOY ROSENBERRY                      3368-00             40.00          40.00
CHASEMELLON SHAREHOLDER SRVCS              1345-00          4,563.20       4,563.20
CHERRY HILL CENTER INC                      473-00         17,305.37                         17,305.37
CHERRY HILL CENTER INC                     1006-00        164,777.21                        164,777.21
CHERRY, LESTER D                           1854-00      UNLIQUIDATED     168,000.00
CHESAPEAKE CENTER                           420-00          1,285.90                          1,285.90
CHESAPEAKE CENTER                           884-00          1,254.82       1,254.82
CHESAPEAKE CENTER                           978-00         57,757.80      32,351.23                         32,351.23
CHESAPEAKE CENTER                          4180-00            508.09                            508.09
CHESAPEAKE CENTER                          4319-00         59,269.56      45,269.58
CHESAPEAKE PUBLIC UTILITIES                 104-00            106.72         106.72
CHICAGO RIDGE MALL                          480-00            418.90                              0.00
CHICAGO RIDGE MALL                         3384-00        160,296.92                        160,296.92
CHITWOOD, JAMIE                            3367-00             35.00          35.00
CHOICEPOINT SERVICES INC                   3212-00         28,554.52      27,786.27
CHORUS LINE                                 501-00         25,803.36      25,803.36
CHUNG KIN CHAN                             3245-01         10,918.61                         10,918.61
CHWALINSKI, THOMAS A                       3295-00             21.06          21.06
CIBRARIO, MARK                             3264-00             50.00          50.00
CIELO VISTA MALL                            974-00          1,814.28       1,814.28
CIELO VISTA MALL                           2967-00          2,465.91       2,410.07
CIELO VISTA MALL                           2980-00          2,927.22       2,927.22
CILCO                                       786-00            522.21         522.21
CINCINNATI BELL TELEPHONE                  4142-00            758.99         758.99
CINCINNATI GAS & ELECTRIC CO                183-00          1,459.75       1,459.75
CIT GROUP/BUSINESS CREDIT, INC              141-00         57,491.86      57,491.86
CITY FIRE EQUIPMENT                        3111-00             25.97          25.97
CITY OF AURORA WATER BILLING               1419-00            136.24         136.24
CITY OF COLUMBUS                           1083-00              9.54           9.54
CITY OF CORPUS CHRISTI                     2004-00             24.97          24.97
CITY OF DOTHAN                             1020-00            137.48         137.48
CITY OF DOVER UTILITY BILLING               260-00            195.97         195.97
CITY OF DURHAM                              738-00             22.69          22.69
CITY OF DURHAM                              739-00            142.85         142.85
CITY OF DURHAM                              740-00             26.17          26.17
CITY OF HOUSTON - WATER/WASTE              3231-00             43.69          43.69
CITY OF HOUSTON - WATER/WASTE              3249-00             43.00          43.00
CITY OF HOUSTON - WATER/WASTE              3250-00              4.26           4.26
CITY OF HOUSTON - WATER/WASTE              3251-00              9.26           9.26
CITY OF LAKELAND                           3750-00            795.51         795.51
CITY OF NAPERVILLE                          316-00            447.40         447.40
CITY OF OCALA UTILITIES                    3715-00            371.62         371.62
CITY OF PHOENIX                             193-00             81.30          81.30
CITY OF RICHMOND                           3672-00            243.55         243.55
CITY OF RIVERSIDE                          1053-00            684.08         684.08
CITY OF SEATTLE                            3751-00            219.72         219.72
CITY OF ST CHARLES                          824-00             14.91          14.91
CITY OF SUMTER                             3836-00            125.72         125.72
CITY PHOTO OF ST LOUIS                     2147-00            961.17         961.17
CITY PLACE LP                              3180-00            747.35         747.35
CITY SEWER CLEANERS                         808-00             50.15          50.15
CITY TREASURER                              751-00             99.42          99.42
CITY TREASURER                              752-00            399.40         399.40
CITY TREASURER                              753-00            448.39         448.39
CITY TREASURER                              754-00            102.58         102.58
CITY TREASURER                              755-00            243.91         243.91
CITY TREASURER                              756-00             77.07          77.07
CITY UTILITIES                             1376-00            570.76         570.76
CLAY ELECTRIC COOPERATIVE INC               822-00            534.72          32.08
CLEARWATER MALL                            2596-00         31,095.48      31,095.48
CLINTON HEATING &                          3709-00          2,588.68       2,588.68
COASTLAND CENTER, LP                       1164-00          4,731.15                          4,731.15
CO-BOULDER COUNTY                          1022-00          1,707.16                              0.00       1,707.16   S
CO-COLORADO DEPT OF REVENUE                3633-00          8,048.73                              0.00       7,427.13   S
CO-LARIMER COUNTY                          3733-02          1,258.60                              0.00       1,258.60   S
COLES, LEONARD                             3446-00         75,000.00                         75,000.00           0.00
COLONIAL PROPERTIES LP/MACON M             1933-00         72,217.56      72,217.56
COLONIAL PROPERTIES LP/MACON M             1934-00         65,866.32                         65,866.32
COLONIAL PROPERTIES LP/MACON M             2177-00         91,652.76      91,652.76
COLONIAL REALTY LP/BEL AIR MAL             1954-00         31,582.09                         31,582.09
COLONIAL REALTY LP/BEL AIR MAL             1955-00         34,344.07                         34,344.07
COLONIAL REALTY LP/BEL AIR MAL             1956-00         31,556.32      31,556.32
COLONIAL REALTY LP/BEL AIR MAL             2176-00         40,039.90                         40,039.90       8,171.86
COLUMBIA BUSINESS SYSTEMS INC              3685-00          1,479.00       1,479.00
COLUMBIA GAS                               3755-00          1,701.74       1,701.74
COLUMBIA JOINT VENTURE                      793-00         70,923.70                         70,923.70           0.00
COLUMBIA JOINT VENTURE                      857-00         98,337.35                         98,337.35      54,737.60
COLUMBUS EAST JOINT VENTURE                 632-00            758.67         758.67
COLUMBUS WEST JOINT VENTURE                 630-00            540.87         540.87
COMMONWEALTH ELECTRIC COMPANY               111-00          1,121.91       1,121.91
COMPUSERVE                                  199-00             32.50          32.50
CONCORDIA PROPERTIES LLC                    944-00         78,546.83                         78,546.83       7,784.48

                                                              CURRENT DISTRIBUTION MOTION
                                                              ---------------------------
                                     AMENDED CLAIM              CLAIM TO BE ALLOWED AS
                                   FILED BY CREDITOR             FILED OR AS OTHERWISE
                                   OR STOP APPROVED                REDUCED BY COURT
                                     SINCE INITIAL     TO BE          ORDER, CLAIM                                        $.06
                                     DISTRIBUTION   ALLOWED BY       AMENDMENT OR       RESERVE        TOTAL CLAIM     DISTRIBUTION
                                        MOTION        TRUSTEE          AGREEMENT        ESTIMATE         RESERVE          PAID
-----------------------------------------------------------------------------------------------------------------------------------
CHARLESTOWNE MALL LLC                  1,750.00                        1,750.00                            1,750.00
CHARLOTTESVILLE FASHION SQUARE                                        65,478.80                           65,478.80
CHARLOTTESVILLE FASHION SQUARE                                         4,897.92                            4,897.92
CHAS LOCK & KEY                                                          125.87                              125.87         7.55
CHASE MANHATTAN BANK
 (TRANSFER FROM Herford Printing)                462,017.00       462,017.00                          462,017.00
CHASE, JOY ROSENBERRY                                                     40.00                               40.00
CHASEMELLON SHAREHOLDER SRVCS                                          4,563.20                            4,563.20       273.79
CHERRY HILL CENTER INC                                                                  17,305.37         17,305.37
CHERRY HILL CENTER INC                                                                 164,777.21        164,777.21
CHERRY, LESTER D                                                     168,000.00                          168,000.00
CHESAPEAKE CENTER                                                                        1,285.90          1,285.90
CHESAPEAKE CENTER                                                      1,254.82                            1,254.82
CHESAPEAKE CENTER                                                     32,351.23                           32,351.23
CHESAPEAKE CENTER                                       508.09           508.09                              508.09
CHESAPEAKE CENTER                                                     45,269.58                           45,269.58
CHESAPEAKE PUBLIC UTILITIES                                              106.72                              106.72
CHICAGO RIDGE MALL                                                                         418.90            418.90
CHICAGO RIDGE MALL                                                                     160,296.92        160,296.92
CHITWOOD, JAMIE                                                           35.00                               35.00
CHOICEPOINT SERVICES INC                                              27,786.27                           27,786.27
CHORUS LINE                                                           25,803.36                           25,803.36
CHUNG KIN CHAN                                       10,918.61        10,918.61                           10,918.61
CHWALINSKI, THOMAS A                                                      21.06                               21.06         1.27
CIBRARIO, MARK                                                            50.00                               50.00         3.00
CIELO VISTA MALL                                                       1,814.28                            1,814.28
CIELO VISTA MALL                                                       2,410.07                            2,410.07
CIELO VISTA MALL                                                       2,927.22                            2,927.22
CILCO                                                                    522.21                              522.21        31.33
CINCINNATI BELL TELEPHONE                                                758.99                              758.99        45.54
CINCINNATI GAS & ELECTRIC CO                                           1,459.75                            1,459.75
CIT GROUP/BUSINESS CREDIT, INC                                        57,491.86                           57,491.86
CITY FIRE EQUIPMENT                                                       25.97                               25.97         1.56
CITY OF AURORA WATER BILLING                                             136.24                              136.24         8.18
CITY OF COLUMBUS                                                           9.54                                9.54         0.57
CITY OF CORPUS CHRISTI                                                    24.97                               24.97         1.50
CITY OF DOTHAN                                                           137.48                              137.48         8.25
CITY OF DOVER UTILITY BILLING                                            195.97                              195.97        11.76
CITY OF DURHAM                                                            22.69                               22.69         1.36
CITY OF DURHAM                                                           142.85                              142.85         8.57
CITY OF DURHAM                                                            26.17                               26.17         1.57
CITY OF HOUSTON - WATER/WASTE                                             43.69                               43.69
CITY OF HOUSTON - WATER/WASTE                                             43.00                               43.00
CITY OF HOUSTON - WATER/WASTE                                              4.26                                4.26
CITY OF HOUSTON - WATER/WASTE                                              9.26                                9.26
CITY OF LAKELAND                                                         795.51                              795.51        47.73
CITY OF NAPERVILLE                                                       447.40                              447.40        26.84
CITY OF OCALA UTILITIES                                                  371.62                              371.62        22.30
CITY OF PHOENIX                                                           81.30                               81.30         4.88
CITY OF RICHMOND                                                         243.55                              243.55        14.61
CITY OF RIVERSIDE                                                        684.08                              684.08        41.04
CITY OF SEATTLE                                                          219.72                              219.72        13.19
CITY OF ST CHARLES                                                        14.91                               14.91         0.89
CITY OF SUMTER                                                           125.72                              125.72         7.54
CITY PHOTO OF ST LOUIS                                                   961.17                              961.17
CITY PLACE LP                                                            747.35                              747.35
CITY SEWER CLEANERS                                                       50.15                               50.15
CITY TREASURER                                                            99.42                               99.42         5.97
CITY TREASURER                                                           399.40                              399.40        23.96
CITY TREASURER                                                           448.39                              448.39        26.90
CITY TREASURER                                                           102.58                              102.58         6.16
CITY TREASURER                                                           243.91                              243.91        14.63
CITY TREASURER                                                            77.07                               77.07         4.63
CITY UTILITIES                                                           570.76                              570.76        34.24
CLAY ELECTRIC COOPERATIVE INC                                             32.08                               32.08
CLEARWATER MALL                                                       31,095.48                           31,095.48
CLINTON HEATING &                                                      2,588.68                            2,588.68
COASTLAND CENTER, LP                                                                     4,731.15          4,731.15
CO-BOULDER COUNTY                                                      1,707.16                            1,707.16       102.43
CO-COLORADO DEPT OF REVENUE                                            7,427.13                            7,427.13       445.63
CO-LARIMER COUNTY                                                       1258.60                             1258.60        75.51
COLES, LEONARD                                                             0.00                                0.00
COLONIAL PROPERTIES LP/MACON M                                        72,217.56                           72,217.56
COLONIAL PROPERTIES LP/MACON M                                                          65,866.32         65,866.32
COLONIAL PROPERTIES LP/MACON M                                        91,652.76                           91,652.76
COLONIAL REALTY LP/BEL AIR MAL                       31,582.09        31,582.09                           31,582.09
COLONIAL REALTY LP/BEL AIR MAL                                                          34,344.07         34,344.07
COLONIAL REALTY LP/BEL AIR MAL                                        31,556.32                           31,556.32
COLONIAL REALTY LP/BEL AIR MAL                                         8,171.86                            8,171.86
COLUMBIA BUSINESS SYSTEMS INC                                          1,479.00                            1,479.00        88.74
COLUMBIA GAS                                                           1,701.74                            1,701.74
COLUMBIA JOINT VENTURE                                                     0.00                                0.00
COLUMBIA JOINT VENTURE                                                54,737.60                           54,737.60     3,284.25
COLUMBUS EAST JOINT VENTURE                                              758.67                              758.67        45.52
COLUMBUS WEST JOINT VENTURE                                              540.87                              540.87        32.45
COMMONWEALTH ELECTRIC COMPANY                                          1,121.91                            1,121.91
COMPUSERVE                                                                32.50                               32.50
CONCORDIA PROPERTIES LLC                                               7,784.48                            7,784.48

                                                              $.14   CURRENT
                                    $.06  DISTRIBUTION          DISTRIBUTION
                                   RESERVE, IF NOT PAID,     RESERVE, BASED ON,
                                     BASED ON CURRENT             CURRENT
                                   DISTRIBUTION MOTION      DISTRIBUTION MOTION
                                      CLAIM RESERVE           CLAIM RESERVE
-------------------------------------------------------------------------------
CHARLESTOWNE MALL LLC                       105.00                 245.00
CHARLOTTESVILLE FASHION SQUARE            3,928.73               9,167.03
CHARLOTTESVILLE FASHION SQUARE              293.88                 685.71
CHAS LOCK & KEY                               0.00                  17.62
CHASE MANHATTAN BANK
 (TRANSFER FROM Herford Printing)        27,721.02              64,682.38
CHASE, JOY ROSENBERRY                         2.40                   5.60
CHASEMELLON SHAREHOLDER SRVCS                 0.00                 638.85
CHERRY HILL CENTER INC                    1,038.32               2,422.75
CHERRY HILL CENTER INC                    9,886.63              23,068.81
CHERRY, LESTER D                         10,080.00              23,520.00
CHESAPEAKE CENTER                            77.15                 180.03
CHESAPEAKE CENTER                            75.29                 175.67
CHESAPEAKE CENTER                         1,941.07               4,529.17
CHESAPEAKE CENTER                            30.49                  71.13
CHESAPEAKE CENTER                         2,716.17               6,337.74
CHESAPEAKE PUBLIC UTILITIES                   6.40                  14.94
CHICAGO RIDGE MALL                           25.13                  58.65
CHICAGO RIDGE MALL                        9,617.82              22,441.57
CHITWOOD, JAMIE                               2.10                   4.90
CHOICEPOINT SERVICES INC                  1,667.18               3,890.08
CHORUS LINE                               1,548.20               3,612.47
CHUNG KIN CHAN                              655.12               1,528.61
CHWALINSKI, THOMAS A                          0.00                   2.95
CIBRARIO, MARK                                0.00                   7.00
CIELO VISTA MALL                            108.86                 254.00
CIELO VISTA MALL                            144.60                 337.41
CIELO VISTA MALL                            175.63                 409.81
CILCO                                         0.00                  73.11
CINCINNATI BELL TELEPHONE                     0.00                 106.26
CINCINNATI GAS & ELECTRIC CO                 87.59                 204.37
CIT GROUP/BUSINESS CREDIT, INC            3,449.51               8,048.86
CITY FIRE EQUIPMENT                           0.00                   3.64
CITY OF AURORA WATER BILLING                  0.00                  19.07
CITY OF COLUMBUS                              0.00                   1.34
CITY OF CORPUS CHRISTI                        0.00                   3.50
CITY OF DOTHAN                                0.00                  19.25
CITY OF DOVER UTILITY BILLING                 0.00                  27.44
CITY OF DURHAM                                0.00                   3.18
CITY OF DURHAM                                0.00                  20.00
CITY OF DURHAM                                0.00                   3.66
CITY OF HOUSTON - WATER/WASTE                 2.62                   6.12
CITY OF HOUSTON - WATER/WASTE                 2.58                   6.02
CITY OF HOUSTON - WATER/WASTE                 0.26                   0.60
CITY OF HOUSTON - WATER/WASTE                 0.56                   1.30
CITY OF LAKELAND                              0.00                 111.37
CITY OF NAPERVILLE                            0.00                  62.64
CITY OF OCALA UTILITIES                       0.00                  52.03
CITY OF PHOENIX                               0.00                  11.38
CITY OF RICHMOND                              0.00                  34.10
CITY OF RIVERSIDE                             0.00                  95.77
CITY OF SEATTLE                               0.00                  30.76
CITY OF ST CHARLES                            0.00                   2.09
CITY OF SUMTER                                0.00                  17.60
CITY PHOTO OF ST LOUIS                       57.67                 134.56
CITY PLACE LP                                44.84                 104.63
CITY SEWER CLEANERS                           3.01                   7.02
CITY TREASURER                                0.00                  13.92
CITY TREASURER                                0.00                  55.92
CITY TREASURER                                0.00                  62.77
CITY TREASURER                                0.00                  14.36
CITY TREASURER                                0.00                  34.15
CITY TREASURER                                0.00                  10.79
CITY UTILITIES                                0.00                  79.91
CLAY ELECTRIC COOPERATIVE INC                 1.92                   4.49
CLEARWATER MALL                           1,865.73               4,353.37
CLINTON HEATING &                           155.32                 362.42
COASTLAND CENTER, LP                        283.87                 662.36
CO-BOULDER COUNTY                             0.00                 239.00
CO-COLORADO DEPT OF REVENUE                   0.00               1,039.80
CO-LARIMER COUNTY                             0.00                 176.20
COLES, LEONARD                                0.00                   0.00
COLONIAL PROPERTIES LP/MACON M            4,333.05              10,110.46
COLONIAL PROPERTIES LP/MACON M            3,951.98               9,221.28
COLONIAL PROPERTIES LP/MACON M            5,499.17              12,831.39
COLONIAL REALTY LP/BEL AIR MAL            1,894.93               4,421.49
COLONIAL REALTY LP/BEL AIR MAL            2,060.64               4,808.17
COLONIAL REALTY LP/BEL AIR MAL            1,893.38               4,417.88
COLONIAL REALTY LP/BEL AIR MAL              490.31               1,144.06
COLUMBIA BUSINESS SYSTEMS INC                 0.00                 207.06
COLUMBIA GAS                                102.10                 238.24
COLUMBIA JOINT VENTURE                        0.00                   0.00
COLUMBIA JOINT VENTURE                        0.00               7,663.26
COLUMBUS EAST JOINT VENTURE                   0.00                 106.21
COLUMBUS WEST JOINT VENTURE                   0.00                  75.72
COMMONWEALTH ELECTRIC COMPANY                67.31                 157.07
COMPUSERVE                                    1.95                   4.55
CONCORDIA PROPERTIES LLC                    467.07               1,089.83

Legend
A = Reclassed from/to admin
S = Reclssed from/to secured
P = Reclassed from/to priority
corr = Correcting entry

                                            Unsecured Claims At January 15, 2002

                                                                     INITIAL DISTRUBITION
                                                                     --------------------

                                                                       CLAIM TO BE ALLOWED
                                                                          AS FILED OR AS
                                                                        OTHERWISE REDUCED
                                                                         BY COURT ORDER                   ORDER 12
                                                        FILED CLAIM     CLAIM AMENDMENT OR  REVERSE      (except as
NAME                                       CLAIM NO.      AMOUNT            AGREEMENT       ESTIMATE        noted)
--------------------------------------------------------------------------------------------------------------------------
CONCORDIA PROPERTIES LLC                    945-00         42,976.17      42,976.17
CONGRESS FINANCIAL CORPORATION              250-00        206,090.42     193,166.21
CONGRESS FINANCIAL CORPORATION             3019-00        295,989.00     289,077.24
CONNECTICUT LIGHT & POWER                   140-00          1,510.15       1,510.15
CONNECTICUT POST MALL, L.P.                2350-00         37,297.25      37,297.25
CONNECTICUT POST MALL, L.P.                2357-00         66,463.20      66,463.20
CONNECTICUT POST MALL, L.P.                2374-00         82,667.88      82,667.88
CONSOLIDATED EDISON CO                      387-00         13,459.30      13,459.30
COOPER,JASON                               3938-00          3,000.00                            3,000.00          0.00
COPE PLASTICS INC                          1704-00          1,405.00       1,405.00
COPIER SERV UNLTD OF ST L INC               706-00          2,438.32       2,438.32
CORAL SQUARE                               2969-00          3,789.34                            3,789.34
CORDOVA MALL                                963-00          4,689.79       4,689.79
CORDOVA MALL                                964-00         87,837.60      57,826.80                          57,826.80
CORDOVA MALL                               2230-00          2,846.10       2,846.10
CORDOVA MALL                               2231-00         65,406.60                                0.00          0.00
CORNELL OF CALIFORNIA                      3285-00        184,850.74     184,850.74
CORONADO CNTR                              2901-00         81,468.31                           81,468.31
CORPORATE EXPRESS                          3670-00          1,211.10       1,211.10
CORTANA MALL                               1572-00         75,923.07      75,923.07
CORTANA MALL                               1573-00         85,507.21                           85,507.21
COUDERT BROTHERS                           4039-01         18,874.86      18,874.86
COUDERT BROTHERS                           4039-02         19,578.25                                0.00                Corr
COURTLAND CENTER                            119-00          4,931.30       4,931.30
COURTLAND CENTER                           2933-01         58,066.42                           58,066.42     57,300.56
CRAWFORD, PAULETTE                         1794-11          4,871.00                            4,871.00
CREDIT REASEARCH AND TRADING               3898-00          9,500.00       9,500.00
CREDIT RESEARCH & TRADING                  3897-00          8,100.00       8,100.00
CREDIT RESEARCH & TRADING                  3900-00         67,025.51      67,025.51
CREDIT RESEARCH & TRADING                  3907-00         72,000.00      72,000.00
CREDIT RESEARCH & TRADING                  3910-00         54,057.09      54,057.09
CREDIT RESEARCH AND TRADING                3896-00          8,300.70       8,300.70
CREDIT RESEARCH AND TRADING                3899-00         10,000.00      10,000.00
CREDIT RESEARCH AND TRADING                3901-00         18,761.75      18,761.75
CREDIT RESEARCH AND TRADING                3902-00         19,429.62      19,429.62
CREDIT RESEARCH AND TRADING                3903-00         24,964.75      24,964.75
CREDIT RESEARCH AND TRADING                3904-00         44,060.60      44,060.60
CREDIT RESEARCH AND TRADING                3905-00         27,510.00      27,510.00
CREDIT RESEARCH AND TRADING                3906-00          9,362.40       9,362.40
CREDIT RESEARCH AND TRADING                3909-00          7,535.50       7,535.50
CREEKWOOD BY RIVER VALLEY MILL              536-00         40,489.74      40,489.74
CRIME SPA                                  4012-00         12,320.00      12,320.00
CROSSROADS MALL                             425-00         66,742.44                           66,742.44     43,841.85
CROSSROADS MALL                             427-00          1,503.18                            1,503.18      1,041.87
CUMBERLAND MALL                            1165-00        131,649.06                          131,649.06
CV DEKALB LLC/SOUTH DEKALB                 1944-00          1,505.59                            1,505.59          0.00
CYNTHIA MOORE                              3162-00      3,000,000.00                        3,000,000.00          0.00
CYPRESS CREEK COMPANY L.P.                 3186-00         46,268.54                           46,268.54     13,792.67
D SCHWARTZ & SONS INC                      3542-00          3,390.50       3,390.50
D/E HAWAII JOINT VENTURE                   1089-00        297,171.92                          297,171.92
DANBURY MALL ASSOCIATES LP                 1606-00        149,482.30                          149,482.30
DANBURY MALL ASSOCIATES LP                 1607-00         56,318.08      56,318.08
DANIEL CRAIG ACCESSORIES                    662-00         46,182.84      45,793.44
DANIELS, BRIAN P                            609-00             25.97          25.97
DATA DISTRIBUTION SERVICES INC              683-00            373.71         373.71
DAVE'S QUALITY PLUMBING                     878-00             89.00          89.00
DAYTON MALL VENTURE, LLC                    155-01            135.47                              135.47
DAYTON MALL VENTURE, LLC                    641-01            257.63                              257.63
DAYTON MALL VENTURE, LLC                    643-01            375.48                              375.48          0.00
DAYTON MALL VENTURE, LLC                    651-01         41,922.24                           41,922.24     14,422.24
DAYTON POWER AND LIGHT CO                  1294-00          2,497.76       2,497.76
DE SOTO SQUARE                             2974-00         10,210.40                           10,210.40      2,901.94
DE-DIVISION OF REVENUE                     1324-00            139.95         139.95
DE-DIVISION OF REVENUE                     3198-02             86.64                               86.64
DELACRUZ,BIENVENIDA                         850-00      1,000,000.00                        1,000,000.00
DELMARVA POWER & LIGHT CO                   464-00          1,627.86       1,627.86
DELOITTE & TOUCHE CONSULTING               3857-00        509,731.56     509,731.56
DEMOFF, SAM                                1060-11        100,917.00                          100,917.00
DEPT OF LABOR & HUMAN RESOURCE             2839-00          9,516.60                            9,516.60
DEPT OF LABOR & HUMAN RESOURCE             2843-00         17,094.30                           17,094.30
DEPT OF LABOR & HUMAN RESOURCE             2844-00          3,684.44                            3,684.44
DEPT OF LABOR & HUMAN RESOURCE             2845-00            420.00                              420.00
DEPT OF LABOR & HUMAN RESOURCE             2846-00          2,665.80                            2,665.80
DEPT OF LABOR & HUMAN RESOURCE             2847-00          2,338.20                            2,338.20
DEPT OF LABOR & HUMAN RESOURCE             2848-00            196.95                              196.95
DEPT OF LABOR & HUMAN RESOURCE             2849-00            463.50                              463.50
DEPT OF LABOR & HUMAN RESOURCE             2850-00         15,472.43                           15,472.43
DEPT OF LABOR & HUMAN RESOURCE             2851-00          5,147.00                            5,147.00
DEPTFORD MALL ASSOCIATES                   2597-00          1,877.62                            1,877.62
DESERT SKY MALL                             408-00          1,831.00                            1,831.00
DESERT SKY MALL                             409-00          1,301.62                            1,301.62      1,188.90
DESERT SKY MALL                            2636-00         50,337.12                           50,337.12
DESERT SKY MALL                            2637-00          3,495.23                            3,495.23
DESERT SKY MALL                            2860-00         17,788.37                           17,788.37          0.00
DESMOND C.B. LYONS                         1084-00            837.50         837.50
DEVILLE DEVELOPMENT                        3662-00          3,957.02                            3,957.02      2,809.36
DEWOSKY, SUZANNE E                         3265-00             53.04          53.04

                                                           CURRENT DISTRIBUTION MOTION
                                                           ---------------------------
                                  AMENDED CLAIM              CLAIM TO BE ALLOWED AS
                                FILED BY CREDITOR             FILED OR AS OTHERWISE
                                OR STOP APPROVED                REDUCED BY COURT
                                  SINCE INITIAL     TO BE          ORDER, CLAIM                                        $.06
                                  DISTRIBUTION   ALLOWED BY       AMENDMENT OR       RESERVE        TOTAL CLAIM     DISTRIBUTION
                                     MOTION        TRUSTEE          AGREEMENT        ESTIMATE         RESERVE          PAID
------------------------------------------------------------------------------------------------------------------------------------
CONCORDIA PROPERTIES LLC                                             42,976.17                        42,976.17
CONGRESS FINANCIAL CORPORATION                                      193,166.21                       193,166.21
CONGRESS FINANCIAL CORPORATION                                      289,077.24                       289,077.24
CONNECTICUT LIGHT & POWER                                             1,510.15                         1,510.15         90.60
CONNECTICUT POST MALL, L.P.                                          37,297.25                        37,297.25
CONNECTICUT POST MALL, L.P.                                          66,463.20                        66,463.20      3,987.79
CONNECTICUT POST MALL, L.P.                                          82,667.88                        82,667.88
CONSOLIDATED EDISON CO                                               13,459.30                        13,459.30        807.55
COOPER,JASON                                                              0.00                             0.00
COPE PLASTICS INC                                                     1,405.00                         1,405.00         84.30
COPIER SERV UNLTD OF ST L INC                                         2,438.32                         2,438.32        146.30
CORAL SQUARE                                                                           3,789.34        3,789.34
CORDOVA MALL                                                          4,689.79                         4,689.79
CORDOVA MALL                                                         57,826.80                        57,826.80
CORDOVA MALL                                                          2,846.10                         2,846.10
CORDOVA MALL                                                              0.00                             0.00
CORNELL OF CALIFORNIA                                               184,850.74                       184,850.74     11,091.04
CORONADO CNTR                                                                         81,468.31       81,468.31
CORPORATE EXPRESS                                                     1,211.10                         1,211.10
CORTANA MALL                                                         75,923.07                        75,923.07
CORTANA MALL                                                                          85,507.21       85,507.21
COUDERT BROTHERS                                                     18,874.86                        18,874.86      1,132.50
COUDERT BROTHERS                                                                      19,578.25       19,578.25
COURTLAND CENTER                                                      4,931.30                         4,931.30        295.88
COURTLAND CENTER                                                     57,300.56                        57,300.56
CRAWFORD, PAULETTE                                 4,871.00           4,871.00                         4,871.00        292.26
CREDIT REASEARCH AND TRADING                                          9,500.00                         9,500.00        570.00
CREDIT RESEARCH & TRADING                                             8,100.00                         8,100.00        486.00
CREDIT RESEARCH & TRADING                                            67,025.51                        67,025.51      4,021.53
CREDIT RESEARCH & TRADING                                            72,000.00                        72,000.00      4,320.00
CREDIT RESEARCH & TRADING                                            54,057.09                        54,057.09      3,243.43
CREDIT RESEARCH AND TRADING                                           8,300.70                         8,300.70        498.05
CREDIT RESEARCH AND TRADING                                          10,000.00                        10,000.00        600.00
CREDIT RESEARCH AND TRADING                                          18,761.75                        18,761.75      1,125.70
CREDIT RESEARCH AND TRADING                                          19,429.62                        19,429.62      1,165.78
CREDIT RESEARCH AND TRADING                                          24,964.75                        24,964.75      1,497.88
CREDIT RESEARCH AND TRADING                                          44,060.60                        44,060.60      2,643.64
CREDIT RESEARCH AND TRADING                                          27,510.00                        27,510.00      1,650.60
CREDIT RESEARCH AND TRADING                                           9,362.40                         9,362.40        561.74
CREDIT RESEARCH AND TRADING                                           7,535.50                         7,535.50        452.13
CREEKWOOD BY RIVER VALLEY MILL                                       40,489.74                        40,489.74      2,429.38
CRIME SPA                                                            12,320.00                        12,320.00
CROSSROADS MALL                                                      43,841.85                        43,841.85
CROSSROADS MALL                                                       1,041.87                         1,041.87
CUMBERLAND MALL                                  131,649.06         131,649.06                       131,649.06      7,898.95
CV DEKALB LLC/SOUTH DEKALB                                                0.00                             0.00
CYNTHIA MOORE                                                             0.00                             0.00
CYPRESS CREEK COMPANY L.P.                                           13,792.67                        13,792.67
D SCHWARTZ & SONS INC                                                 3,390.50                         3,390.50        203.43
D/E HAWAII JOINT VENTURE                                                             297,171.92      297,171.92
DANBURY MALL ASSOCIATES LP                                                           149,482.30      149,482.30
DANBURY MALL ASSOCIATES LP                                           56,318.08                        56,318.08      3,379.08
DANIEL CRAIG ACCESSORIES                                             45,793.44                        45,793.44      2,747.60
DANIELS, BRIAN P                                                         25.97                            25.97          1.56
DATA DISTRIBUTION SERVICES INC                                          373.71                           373.71
DAVE'S QUALITY PLUMBING                                                  89.00                            89.00          5.34
DAYTON MALL VENTURE, LLC                                                                 135.47          135.47
DAYTON MALL VENTURE, LLC                             257.63             257.63                           257.63         15.46
DAYTON MALL VENTURE, LLC                                                  0.00                             0.00
DAYTON MALL VENTURE, LLC                                             14,422.24                        14,422.24        865.34
DAYTON POWER AND LIGHT CO                                             2,497.76                         2,497.76        149.87
DE SOTO SQUARE                                                        2,901.94                         2,901.94
DE-DIVISION OF REVENUE                                                  139.95                           139.95          8.40
DE-DIVISION OF REVENUE                                86.64              86.64                            86.64
DELACRUZ,BIENVENIDA                 60,000.00                        60,000.00                        60,000.00
DELMARVA POWER & LIGHT CO                                             1,627.86                         1,627.86
DELOITTE & TOUCHE CONSULTING                                        509,731.56                       509,731.56     30,583.89
DEMOFF, SAM                                      100,917.00         100,917.00                       100,917.00      6,055.02
DEPT OF LABOR & HUMAN RESOURCE      15,000.00                        15,000.00                        15,000.00
DEPT OF LABOR & HUMAN RESOURCE      see above                             0.00                             0.00
DEPT OF LABOR & HUMAN RESOURCE      see above                             0.00                             0.00
DEPT OF LABOR & HUMAN RESOURCE      see above                             0.00                             0.00
DEPT OF LABOR & HUMAN RESOURCE      see above                             0.00                             0.00
DEPT OF LABOR & HUMAN RESOURCE      see above                             0.00                             0.00
DEPT OF LABOR & HUMAN RESOURCE      see above                             0.00                             0.00
DEPT OF LABOR & HUMAN RESOURCE      see above                             0.00                             0.00
DEPT OF LABOR & HUMAN RESOURCE      see above                             0.00                             0.00
DEPT OF LABOR & HUMAN RESOURCE      see above                             0.00                             0.00
DEPTFORD MALL ASSOCIATES                           1,877.62           1,877.62                         1,877.62
DESERT SKY MALL                        750.00                           750.00                           750.00
DESERT SKY MALL                                                       1,188.90                         1,188.90         71.33
DESERT SKY MALL                                                                       50,337.12       50,337.12
DESERT SKY MALL                        750.00                           750.00                           750.00
DESERT SKY MALL                                                           0.00                             0.00
DESMOND C.B. LYONS                                                      837.50                           837.50
DEVILLE DEVELOPMENT                                                   2,809.36                         2,809.36
DEWOSKY, SUZANNE E                                                       53.04                            53.04          3.18

                                                          $.14   CURRENT
                                $.06  DISTRIBUTION          DISTRIBUTION
                               RESERVE, IF NOT PAID,     RESERVE, BASED ON,
                                 BASED ON CURRENT             CURRENT
                               DISTRIBUTION MOTION      DISTRIBUTION MOTION
                                  CLAIM RESERVE           CLAIM RESERVE
---------------------------------------------------------------------------
CONCORDIA PROPERTIES LLC             2,578.57                6,016.66
CONGRESS FINANCIAL CORPORATION      11,589.97               27,043.27
CONGRESS FINANCIAL CORPORATION      17,344.63               40,470.81
CONNECTICUT LIGHT & POWER                0.00                  211.42
CONNECTICUT POST MALL, L.P.          2,237.84                5,221.62
CONNECTICUT POST MALL, L.P.              0.00                9,304.85
CONNECTICUT POST MALL, L.P.          4,960.07               11,573.50
CONSOLIDATED EDISON CO                   0.00                1,884.30
COOPER,JASON                             0.00                    0.00
COPE PLASTICS INC                        0.00                  196.70
COPIER SERV UNLTD OF ST L INC            0.00                  341.36
CORAL SQUARE                           227.36                  530.51
CORDOVA MALL                           281.39                  656.57
CORDOVA MALL                         3,469.61                8,095.75
CORDOVA MALL                           170.77                  398.45
CORDOVA MALL                             0.00                    0.00
CORNELL OF CALIFORNIA                    0.00               25,879.10
CORONADO CNTR                        4,888.10               11,405.56
CORPORATE EXPRESS                       72.67                  169.55
CORTANA MALL                         4,555.38               10,629.23
CORTANA MALL                         5,130.43               11,971.01
COUDERT BROTHERS                         0.00                2,642.48
COUDERT BROTHERS                     1,174.70                2,740.96
COURTLAND CENTER                         0.00                  690.38
COURTLAND CENTER                     3,438.03                8,022.08
CRAWFORD, PAULETTE                       0.00                  681.94
CREDIT REASEARCH AND TRADING             0.00                1,330.00
CREDIT RESEARCH & TRADING                0.00                1,134.00
CREDIT RESEARCH & TRADING                0.00                9,383.57
CREDIT RESEARCH & TRADING                0.00               10,080.00
CREDIT RESEARCH & TRADING                0.00                7,567.99
CREDIT RESEARCH AND TRADING              0.00                1,162.10
CREDIT RESEARCH AND TRADING              0.00                1,400.00
CREDIT RESEARCH AND TRADING              0.00                2,626.65
CREDIT RESEARCH AND TRADING              0.00                2,720.15
CREDIT RESEARCH AND TRADING              0.00                3,495.07
CREDIT RESEARCH AND TRADING              0.00                6,168.48
CREDIT RESEARCH AND TRADING              0.00                3,851.40
CREDIT RESEARCH AND TRADING              0.00                1,310.74
CREDIT RESEARCH AND TRADING              0.00                1,054.97
CREEKWOOD BY RIVER VALLEY MILL           0.00                5,668.56
CRIME SPA                              739.20                1,724.80
CROSSROADS MALL                      2,630.51                6,137.86
CROSSROADS MALL                         62.51                  145.86
CUMBERLAND MALL                          0.00               18,430.87
CV DEKALB LLC/SOUTH DEKALB               0.00                    0.00
CYNTHIA MOORE                            0.00                    0.00
CYPRESS CREEK COMPANY L.P.             827.56                1,930.97
D SCHWARTZ & SONS INC                    0.00                  474.67
D/E HAWAII JOINT VENTURE            17,830.32               41,604.07
DANBURY MALL ASSOCIATES LP           8,968.94               20,927.52
DANBURY MALL ASSOCIATES LP               0.00                7,884.53
DANIEL CRAIG ACCESSORIES                 0.00                6,411.08
DANIELS, BRIAN P                         0.00                    3.64
DATA DISTRIBUTION SERVICES INC          22.42                   52.32
DAVE'S QUALITY PLUMBING                  0.00                   12.46
DAYTON MALL VENTURE, LLC                 8.13                   18.97
DAYTON MALL VENTURE, LLC                 0.00                   36.07
DAYTON MALL VENTURE, LLC                 0.00                    0.00
DAYTON MALL VENTURE, LLC                 0.00                2,019.11
DAYTON POWER AND LIGHT CO                0.00                  349.69
DE SOTO SQUARE                         174.12                  406.27
DE-DIVISION OF REVENUE                   0.00                   19.59
DE-DIVISION OF REVENUE                   5.20                   12.13
DELACRUZ,BIENVENIDA                  3,600.00                8,400.00
DELMARVA POWER & LIGHT CO               97.67                  227.90
DELOITTE & TOUCHE CONSULTING             0.00               71,362.42
DEMOFF, SAM                              0.00               14,128.38
DEPT OF LABOR & HUMAN RESOURCE         900.00                2,100.00
DEPT OF LABOR & HUMAN RESOURCE           0.00                    0.00
DEPT OF LABOR & HUMAN RESOURCE           0.00                    0.00
DEPT OF LABOR & HUMAN RESOURCE           0.00                    0.00
DEPT OF LABOR & HUMAN RESOURCE           0.00                    0.00
DEPT OF LABOR & HUMAN RESOURCE           0.00                    0.00
DEPT OF LABOR & HUMAN RESOURCE           0.00                    0.00
DEPT OF LABOR & HUMAN RESOURCE           0.00                    0.00
DEPT OF LABOR & HUMAN RESOURCE           0.00                    0.00
DEPT OF LABOR & HUMAN RESOURCE           0.00                    0.00
DEPTFORD MALL ASSOCIATES               112.66                  262.87
DESERT SKY MALL                         45.00                  105.00
DESERT SKY MALL                          0.00                  166.45
DESERT SKY MALL                      3,020.23                7,047.20
DESERT SKY MALL                         45.00                  105.00
DESERT SKY MALL                          0.00                    0.00
DESMOND C.B. LYONS                      50.25                  117.25
DEVILLE DEVELOPMENT                    168.56                  393.31
DEWOSKY, SUZANNE E                       0.00                    7.43

Legend
A = Reclassed from/to admin
S = Reclssed from/to secured
P = Reclassed from/to priority
corr = Correcting entry

                                            Unsecured Claims At January 15, 2002

                                                                     INITIAL DISTRUBITION
                                                                     --------------------

                                                                       CLAIM TO BE ALLOWED
                                                                          AS FILED OR AS
                                                                        OTHERWISE REDUCED
                                                                         BY COURT ORDER                   ORDER 12
                                                        FILED CLAIM     CLAIM AMENDMENT OR  REVERSE      (except as
NAME                                       CLAIM NO.      AMOUNT            AGREEMENT       ESTIMATE        noted)
--------------------------------------------------------------------------------------------------------------------------
DIALOG CORPORATION                         3865-00            518.76         518.76
DIANE STEWARD                              3518-00            604.12         604.12
DISCOVERY PLASTICS                         3913-00         25,016.51      25,016.51
DISTRIBUTION 2000                           874-00          4,074.65       4,074.65
DODDS, AMY L                               2592-00          3,584.00                          3,584.00
DONAHUE SCHRIBER/GLENDALE GALL             2396-01        140,210.46                         44,219.88
DONAHUE SCHRIBER/MONTCLAIR PL              2395-01        396,025.00                        396,025.00
DONAHUE SCHRIBER/MONTCLAIR PL              2399-01        101,787.55                        101,787.55
DONAHUE SCHRIBER/MONTEBELLO TC             2390-01         51,129.20                         51,129.20
DONALD G STANFORD                          3935-00            173.20         156.00
DONALD G STANFORD                          4152-00          1,338.00                          1,338.00              0.00
DONALD G STANFORD                          4153-00            156.00                            156.00              0.00
DONOHOE, JAMESON & CARROLL, PC             1055-00          6,120.33       6,120.33
DOYLE, MARION K                            1657-11          4,825.00                          4,825.00
DUKE ENERGY CORP                            184-00          2,716.42       2,716.42
DUKE ENERGY CORP                           4171-00            218.13         218.13
DUNBAR ARMORED SECURITY INC                1833-00         24,940.57      24,940.57
DUNHILL STAFFING SYSTEMS                   3622-00          4,537.70       3,622.48
DUQUESNE LIGHT COMPANY                     1754-00          8,012.91       8,012.91
DURANGO BOOT/GEORGIA                        736-00          6,720.00       6,720.00
DYEABLES INC                               1869-00         24,872.85      24,872.85
EAST MESA ASSOCIATES LP                    2628-00         34,373.38                         34,373.38              0.00
EAST TOWN MALL                             2979-00         10,045.01      10,045.01
EASTERN EDISON COMPANY                     1434-00          3,325.11       3,325.11
EASTERN HILLS MALL                         2236-00         21,265.08       1,265.08                             1,265.08
EASTERN HILLS MALL                         2972-00          2,497.45                          2,497.45          1,488.94
EASTFIELD MALL ASSOCIATES, LP              3476-00          3,053.75       3,053.75
EASTLAND MALL (IN)                          969-00          3,008.93                          3,008.93          1,908.04
EASTLAND MALL (IN)                         2233-00          1,742.45                          1,742.45          1,116.52
EASTLAND MALL (IN)                         3298-00         52,925.10                         52,925.10         40,743.83
EASTLAND MALL (IN)                         3299-00         19,204.14      19,204.14
EASTLAND MALL 038 PARTNERS                 2487-00          5,559.57       5,559.57
EASTLAND MALL 038 PARTNERS                 2488-00        123,685.95                        123,685.95
EASTLAND MALL 038 PARTNERS                 2489-00          3,557.64                              0.00
EASTLAND MALL 038 PARTNERS                 2491-00          6,802.57       6,802.57
EASTLAND MALL 038 PARTNERS                 2493-00         14,565.55      14,565.55
EASTLAND MALL 038 PARTNERS                 2494-00            750.00                            750.00
EASTLAND MALL LIMITED PARTNERS              652-01         18,645.87                         18,645.87
EASTLAND MALL LIMITED PARTNERS              655-00         21,466.38      21,466.38
EASTPOINT MALL PARTNERS LP                 2495-00        114,063.25                        114,063.25
EASTRIDGE MALL                             2551-00         53,339.18                         53,339.18
EASTRIDGE MALL                             2558-00         28,085.68                         28,085.68         14,900.88
EBS PENSION LLC                            2123-00      5,741,000.00                                    separate reserve
ECKELKAMP EXCAVATING, INC.                 4025-00          7,315.00       7,315.00
EDCO DISPOSAL CORP INC                     3816-00            156.45         156.45
EDISON MALL                                 966-00         44,520.00                         44,520.00              0.00
EDISON, BERNARD                             575-00      1,873,950.00     700,000.00
EDISON, JULIAN I                            576-00      1,750,015.00     780,000.00
EL PASO ELECTRIC COMPANY                   4143-00          2,310.14       2,310.14
ELECTRIC POWER BOARD                        269-00            310.29         310.29
ELLIS ENTERPRISES                          3505-00            362.00         362.00
ELYRIA JOINT VENTURE                        779-00         65,925.10                         65,925.10         32,991.62
EMPIRE DISTRICT ELECTRIC                   3565-00             71.90          71.90
EMPLOYERS INSURANCE CO                      323-00          5,332.00       5,332.00
EMPLOYERS INSURANCE CO                     1993-00          5,834.00       5,834.00
ENTERGY LOUISIANNA INC                     4137-00            380.70         380.70
ENTERGY MISSISSIPPI INC                     290-00            150.01         150.01
ENTERPRISE OFFICE PRODUCTS, IN             2923-00          6,795.43       6,795.43
ENYCE, INC.                                1371-00        375,571.58     375,571.58
EQK PLAZA CAROLINA LP-SP                   2550-00         11,269.46      11,269.46
EQUITABLE GAS COMPANY                      1994-00             90.67          90.67
EQUITY PROP & DEV LP/FORD CITY              997-00          6,124.63       6,124.63
EQUITY PROP & DEV LP/FORD CITY              998-00         93,042.00                         93,042.00         86,207.76
EQUITY PROP & DEV LP/FORD CITY             1040-00        127,866.21      79,366.23                            79,366.23
ERT/WILTON 163RD STREET, LLC                505-00         28,116.21      26,963.94
ERT/WILTON 163RD STREET, LLC               2595-00          3,035.96       3,035.96
ERT/WILTON 163RD STREET, LLC               2598-00         97,987.50                         97,987.50
ERT/WILTON 163RD STREET, LLC               2599-00        102,858.78                        102,858.78
ETA TRANS, INC.                            2145-00         14,989.13                         14,989.13              0.00
EUBANKS, KIMBERLY L                        2512-11          2,987.00                          2,987.00
EVANS & DIXON, L.L.C.                      2648-00            851.58         851.58
EVAPAR                                     2064-00            274.06         274.06
EVERGREEN PLAZA ASSOCIATES, LP             2813-00         94,971.39                         94,971.39
EVERGREEN PLAZA ASSOCIATES, LP             2814-00         53,274.64                         53,274.64
EVERGREEN PLAZA ASSOCIATES, LP             2816-01         33,372.24                         33,372.24
EVERGREEN PLAZA ASSOCIATES, LP             2816-02         33,372.23                         33,372.23
EVERWEST                                   2630-00         33,640.25                         33,640.25         12,745.41
EVOLUTIONS, LLC                             321-00         13,207.29      13,207.29
EWH ESCONDIDO ASSOC LP/NORTH C             2363-00        104,380.75                        104,380.75
EXTON SQUARE MALL INC                      1002-00         97,337.18                         97,337.18
F&M BUILDING & HOME SUPPLIES               3556-00            404.95         404.95
F.H.E. SERVICE                             3584-00          6,600.00       2,419.02
FAIRFAX COUNTY POLICE DEPT                 3815-00            425.00         425.00
FAIRGROUNDS SQUARE                         2478-00          1,222.44                          1,222.44          1,180.78
FAIRLANE TOWN CENTER                        569-00        144,953.89                        144,953.89         70,055.92
FAIRLANE TOWN CENTER                       3031-00         52,486.00                         52,486.00         30,267.78
FAIRLANE TOWN CENTER                       3033-00         80,235.23                         80,235.23         36,893.59

                                                           CURRENT DISTRIBUTION MOTION
                                                           ---------------------------
                                  AMENDED CLAIM              CLAIM TO BE ALLOWED AS
                                FILED BY CREDITOR             FILED OR AS OTHERWISE
                                OR STOP APPROVED                REDUCED BY COURT
                                  SINCE INITIAL     TO BE          ORDER, CLAIM                                        $.06
                                  DISTRIBUTION   ALLOWED BY       AMENDMENT OR       RESERVE        TOTAL CLAIM     DISTRIBUTION
                                     MOTION        TRUSTEE          AGREEMENT        ESTIMATE         RESERVE          PAID
------------------------------------------------------------------------------------------------------------------------------------
DIALOG CORPORATION                                                      518.76                            518.76        31.12
DIANE STEWARD                                                           604.12                            604.12        36.25
DISCOVERY PLASTICS                                                   25,016.51                         25,016.51     1,500.99
DISTRIBUTION 2000                                                     4,074.65                          4,074.65       244.48
DODDS, AMY L                                         3,584.00         3,584.00                          3,584.00       215.04
DONAHUE SCHRIBER/GLENDALE GALL                                                        44,219.88        44,219.88     2,653.19
DONAHUE SCHRIBER/MONTCLAIR PL                                                        396,025.00       396,025.00
DONAHUE SCHRIBER/MONTCLAIR PL                                                        101,787.55       101,787.55
DONAHUE SCHRIBER/MONTEBELLO TC                                                        51,129.20        51,129.20
DONALD G STANFORD                                                       156.00                            156.00         9.36
DONALD G STANFORD                                                         0.00                              0.00
DONALD G STANFORD                                                         0.00                              0.00
DONOHOE, JAMESON & CARROLL, PC                                        6,120.33                          6,120.33
DOYLE, MARION K                                      4,825.00         4,825.00                          4,825.00       289.50
DUKE ENERGY CORP                                                      2,716.42                          2,716.42
DUKE ENERGY CORP                                                        218.13                            218.13
DUNBAR ARMORED SECURITY INC                                          24,940.57                         24,940.57     1,496.44
DUNHILL STAFFING SYSTEMS                                              3,622.48                          3,622.48
DUQUESNE LIGHT COMPANY                                                8,012.91                          8,012.91       480.78
DURANGO BOOT/GEORGIA                                                  6,720.00                          6,720.00       403.20
DYEABLES INC                                                         24,872.85                         24,872.85     1,492.37
EAST MESA ASSOCIATES LP                                                   0.00                              0.00
EAST TOWN MALL                                                       10,045.01                         10,045.01
EASTERN EDISON COMPANY                                                3,325.11                          3,325.11       199.51
EASTERN HILLS MALL                                                    1,265.08                          1,265.08
EASTERN HILLS MALL                                                    1,488.94                          1,488.94
EASTFIELD MALL ASSOCIATES, LP                                         3,053.75                          3,053.75       183.22
EASTLAND MALL (IN)                                                    1,908.04                          1,908.04
EASTLAND MALL (IN)                                                    1,116.52                          1,116.52
EASTLAND MALL (IN)                                                   40,743.83                         40,743.83
EASTLAND MALL (IN)                                                   19,204.14                         19,204.14
EASTLAND MALL 038 PARTNERS                                            5,559.57                          5,559.57
EASTLAND MALL 038 PARTNERS                                                           123,685.95       123,685.95
EASTLAND MALL 038 PARTNERS                                                             3,554.64         3,554.64
EASTLAND MALL 038 PARTNERS                                            6,802.57                          6,802.57
EASTLAND MALL 038 PARTNERS                                           14,565.55                         14,565.55
EASTLAND MALL 038 PARTNERS                                                               750.00           750.00
EASTLAND MALL LIMITED PARTNERS                      18,645.87        18,645.87                         18,645.87
EASTLAND MALL LIMITED PARTNERS                                       21,466.38                         21,466.38     1,287.98
EASTPOINT MALL PARTNERS LP                                                           114,063.25       114,063.25
EASTRIDGE MALL                                      53,339.18        53,339.18                         53,339.18
EASTRIDGE MALL                                                       14,900.88                         14,900.88
EBS PENSION LLC                                  3,789,060.00     3,789,060.00                      3,789,060.00
ECKELKAMP EXCAVATING, INC.                                            7,315.00                          7,315.00       438.90
EDCO DISPOSAL CORP INC                                                  156.45                            156.45
EDISON MALL                                                               0.00                              0.00
EDISON, BERNARD                     700,000.00                      700,000.00                        700,000.00    42,000.00
EDISON, JULIAN I                    780,000.00                      780,000.00                        780,000.00    46,800.00
EL PASO ELECTRIC COMPANY                                              2,310.14                          2,310.14       138.61
ELECTRIC POWER BOARD                                                    310.29                            310.29        18.62
ELLIS ENTERPRISES                                                       362.00                            362.00        21.72
ELYRIA JOINT VENTURE                                                 32,991.62                         32,991.62     1,979.50
EMPIRE DISTRICT ELECTRIC                                                 71.90                             71.90         4.31
EMPLOYERS INSURANCE CO                                                5,332.00                          5,332.00
EMPLOYERS INSURANCE CO                                                5,834.00                          5,834.00
ENTERGY LOUISIANNA INC                                                  380.70                            380.70        22.84
ENTERGY MISSISSIPPI INC                                                 150.01                            150.01         9.00
ENTERPRISE OFFICE PRODUCTS, IN                                        6,795.43                          6,795.43
ENYCE, INC.                                                         375,571.58                        375,571.58
EQK PLAZA CAROLINA LP-SP                                             11,269.46                         11,269.46
EQUITABLE GAS COMPANY                                                    90.67                             90.67         5.44
EQUITY PROP & DEV LP/FORD CITY                                        6,124.63                          6,124.63
EQUITY PROP & DEV LP/FORD CITY                                       86,207.76                         86,207.76
EQUITY PROP & DEV LP/FORD CITY                                       79,366.23                         79,366.23
ERT/WILTON 163RD STREET, LLC                                                          26,963.94        26,963.94
ERT/WILTON 163RD STREET, LLC                                          3,035.96                          3,035.96
ERT/WILTON 163RD STREET, LLC                                                          97,987.50        97,987.50
ERT/WILTON 163RD STREET, LLC                                                         102,858.78       102,858.78
ETA TRANS, INC.                                                           0.00                              0.00
EUBANKS, KIMBERLY L                                  2,987.00         2,987.00                          2,987.00       179.22
EVANS & DIXON, L.L.C.                                                   851.58                            851.58
EVAPAR                                                                  274.06                            274.06        16.44
EVERGREEN PLAZA ASSOCIATES, LP                      94,971.39        94,971.39                         94,971.39     5,698.28
EVERGREEN PLAZA ASSOCIATES, LP                                                        53,274.64        53,274.64
EVERGREEN PLAZA ASSOCIATES, LP                                                        33,372.24        33,372.24
EVERGREEN PLAZA ASSOCIATES, LP                                                        33,372.23        33,372.23
EVERWEST                                                             12,745.41                         12,745.41       764.73
EVOLUTIONS, LLC                                                      13,207.29                         13,207.29       792.44
EWH ESCONDIDO ASSOC LP/NORTH C                     104,380.75       104,380.75                        104,380.75     6,262.84
EXTON SQUARE MALL INC                                                                 97,337.18        97,337.18
F&M BUILDING & HOME SUPPLIES                                            404.95                            404.95        24.30
F.H.E. SERVICE                                                        2,419.02                          2,419.02       145.14
FAIRFAX COUNTY POLICE DEPT                                              425.00                            425.00
FAIRGROUNDS SQUARE                                                    1,180.78                          1,180.78        70.84
FAIRLANE TOWN CENTER                                                 70,055.92                         70,055.92     4,203.36
FAIRLANE TOWN CENTER                                                 30,267.78                         30,267.78     1,816.07
FAIRLANE TOWN CENTER                                                 36,893.59                         36,893.59     2,213.61

                                                          $.14   CURRENT
                                $.06  DISTRIBUTION          DISTRIBUTION
                               RESERVE, IF NOT PAID,     RESERVE, BASED ON,
                                 BASED ON CURRENT             CURRENT
                               DISTRIBUTION MOTION      DISTRIBUTION MOTION
                                  CLAIM RESERVE           CLAIM RESERVE
---------------------------------------------------------------------------
DIALOG CORPORATION                        0.00                   72.63
DIANE STEWARD                             0.00                   84.58
DISCOVERY PLASTICS                        0.00                3,502.31
DISTRIBUTION 2000                         0.00                  570.45
DODDS, AMY L                              0.00                  501.76
DONAHUE SCHRIBER/GLENDALE GALL            0.00                6,190.78
DONAHUE SCHRIBER/MONTCLAIR PL        23,761.50               55,443.50
DONAHUE SCHRIBER/MONTCLAIR PL         6,107.25               14,250.26
DONAHUE SCHRIBER/MONTEBELLO TC        3,067.75                7,158.09
DONALD G STANFORD                         0.00                   21.84
DONALD G STANFORD                         0.00                    0.00
DONALD G STANFORD                         0.00                    0.00
DONOHOE, JAMESON & CARROLL, PC          367.22                  856.85
DOYLE, MARION K                           0.00                  675.50
DUKE ENERGY CORP                        162.99                  380.30
DUKE ENERGY CORP                         13.09                   30.54
DUNBAR ARMORED SECURITY INC               0.00                3,491.68
DUNHILL STAFFING SYSTEMS                217.35                  507.15
DUQUESNE LIGHT COMPANY                    0.00                1,121.81
DURANGO BOOT/GEORGIA                      0.00                  940.80
DYEABLES INC                              0.00                3,482.20
EAST MESA ASSOCIATES LP                   0.00                    0.00
EAST TOWN MALL                          602.70                1,406.30
EASTERN EDISON COMPANY                    0.00                  465.52
EASTERN HILLS MALL                       75.90                  177.11
EASTERN HILLS MALL                       89.34                  208.45
EASTFIELD MALL ASSOCIATES, LP             0.00                  427.53
EASTLAND MALL (IN)                      114.48                  267.13
EASTLAND MALL (IN)                       66.99                  156.31
EASTLAND MALL (IN)                    2,444.63                5,704.14
EASTLAND MALL (IN)                    1,152.25                2,688.58
EASTLAND MALL 038 PARTNERS              333.57                  778.34
EASTLAND MALL 038 PARTNERS            7,421.16               17,316.03
EASTLAND MALL 038 PARTNERS              213.28                  497.65
EASTLAND MALL 038 PARTNERS              408.15                  952.36
EASTLAND MALL 038 PARTNERS              873.93                2,039.18
EASTLAND MALL 038 PARTNERS               45.00                  105.00
EASTLAND MALL LIMITED PARTNERS        1,118.75                2,610.42
EASTLAND MALL LIMITED PARTNERS            0.00                3,005.29
EASTPOINT MALL PARTNERS LP            6,843.80               15,968.86
EASTRIDGE MALL                        3,200.35                7,467.49
EASTRIDGE MALL                          894.05                2,086.12
EBS PENSION LLC                           0.00                    0.00
ECKELKAMP EXCAVATING, INC.                0.00                1,024.10
EDCO DISPOSAL CORP INC                    9.39                   21.90
EDISON MALL                               0.00                    0.00
EDISON, BERNARD                           0.00               98,000.00
EDISON, JULIAN I                          0.00              109,200.00
EL PASO ELECTRIC COMPANY                  0.00                  323.42
ELECTRIC POWER BOARD                      0.00                   43.44
ELLIS ENTERPRISES                         0.00                   50.68
ELYRIA JOINT VENTURE                      0.00                4,618.83
EMPIRE DISTRICT ELECTRIC                  0.00                   10.07
EMPLOYERS INSURANCE CO                  319.92                  746.48
EMPLOYERS INSURANCE CO                  350.04                  816.76
ENTERGY LOUISIANNA INC                    0.00                   53.30
ENTERGY MISSISSIPPI INC                   0.00                   21.00
ENTERPRISE OFFICE PRODUCTS, IN          407.73                  951.36
ENYCE, INC.                          22,534.29               52,580.02
EQK PLAZA CAROLINA LP-SP                676.17                1,577.72
EQUITABLE GAS COMPANY                     0.00                   12.69
EQUITY PROP & DEV LP/FORD CITY          367.48                  857.45
EQUITY PROP & DEV LP/FORD CITY        5,172.47               12,069.09
EQUITY PROP & DEV LP/FORD CITY        4,761.97               11,111.27
ERT/WILTON 163RD STREET, LLC          1,617.84                3,774.95
ERT/WILTON 163RD STREET, LLC            182.16                  425.03
ERT/WILTON 163RD STREET, LLC          5,879.25               13,718.25
ERT/WILTON 163RD STREET, LLC          6,171.53               14,400.23
ETA TRANS, INC.                           0.00                    0.00
EUBANKS, KIMBERLY L                       0.00                  418.18
EVANS & DIXON, L.L.C.                    51.09                  119.22
EVAPAR                                    0.00                   38.37
EVERGREEN PLAZA ASSOCIATES, LP            0.00               13,295.99
EVERGREEN PLAZA ASSOCIATES, LP        3,196.48                7,458.45
EVERGREEN PLAZA ASSOCIATES, LP        2,002.33                4,672.11
EVERGREEN PLAZA ASSOCIATES, LP        2,002.33                4,672.11
EVERWEST                                  0.00                1,784.36
EVOLUTIONS, LLC                           0.00                1,849.02
EWH ESCONDIDO ASSOC LP/NORTH C            0.00               14,613.31
EXTON SQUARE MALL INC                 5,840.23               13,627.21
F&M BUILDING & HOME SUPPLIES              0.00                   56.69
F.H.E. SERVICE                            0.00                  338.66
FAIRFAX COUNTY POLICE DEPT               25.50                   59.50
FAIRGROUNDS SQUARE                        0.00                  165.31
FAIRLANE TOWN CENTER                      0.00                9,807.83
FAIRLANE TOWN CENTER                      0.00                4,237.49
FAIRLANE TOWN CENTER                      0.00                5,165.10

Legend
A = Reclassed from/to admin
S = Reclssed from/to secured
P = Reclassed from/to priority
corr = Correcting entry

                                            Unsecured Claims At January 15, 2002

                                                                     INITIAL DISTRUBITION
                                                                     --------------------

                                                                       CLAIM TO BE ALLOWED
                                                                          AS FILED OR AS
                                                                        OTHERWISE REDUCED
                                                                         BY COURT ORDER                   ORDER 12
                                                        FILED CLAIM     CLAIM AMENDMENT OR  REVERSE      (except as
NAME                                       CLAIM NO.      AMOUNT            AGREEMENT       ESTIMATE        noted)
--------------------------------------------------------------------------------------------------------------------------
FASHION SQUARE /WKL ASSOCIATES             2471-00         74,176.44                         74,176.44       41,868.61
FEDERAL EXPRESS CORPORATION                 796-00         19,169.65      13,041.20
FEDERAL EXPRESS REVENUE RECOVE             3939-00            947.75         947.95
FEHRENBACHER, TIM                          3284-00             30.00          30.00
FEINER, HAROLD                             1656-11          3,239.00                          3,239.00
FIDELITY SPORTSWEAR CO                     1080-00            891.00         891.00
FIRST INTERSTATE BANK OF DENVE             1061-00         31,744.27      30,839.69                          30,839.69
FL-CITY OF NORTH MIAMI BEACH               1484-00             76.23          76.23
FLEISHMAN-HILLARD, INC.                    4314-00          1,490.00                          1,490.00            0.00
FLORIDA MALL                               3002-00          4,196.37       4,196.37
FOREST CITY MANAGEMENT INC                  129-00            489.66         489.66
FOREST CITY MANAGEMENT INC                  130-00            284.71         284.71
FOREST CITY MANAGEMENT INC                  131-00          1,472.57       1,472.57
FOREST CITY MANAGEMENT INC                  132-00          1,319.06       1,319.06
FOREST VILLAGE PARK                         986-00         38,382.60      38,382.60
FOREST VILLAGE PARK                        4181-00         15,851.93                         15,851.93
FORMAN, MEL                                2467-11         42,522.00                         42,522.00
FOWLER, WHITE, BURNETT, HURLEY              845-00          1,790.31       1,790.31
FOX HILLS MALL LLC                         2351-00          2,181.24       2,181.24
FOX HILLS MALL LLC                         2375-00        137,024.80                        137,024.80      134,262.04
FOX RIVER S/C PARTNERS                     1166-00         92,738.97                         92,738.97            0.00
FRANKLIN PARK MALL LP                      1003-00         81,282.64                         81,282.64
FRASA                                      1779-00          4,021.88       4,021.88
FREEMALL ASSOCIATES, LP                     463-00         99,405.34                         99,405.34
FRONTERA, ANGELA                           3262-00             15.87          15.87
FRONTIER TELEPHONE OF                       823-00            644.91         644.91
FUJITSU-ICL SYSTEMS INC                    2009-00        203,417.50     203,417.50
FULLERTON METRO CENTER                     3945-00          2,099.03                          2,099.03        1,437.31
FUNTIME JEWELRY                            3866-00         11,620.80      11,620.80
GA-DEPARTMENT OF REVENUE                   3354-02          1,824.29       1,824.29
GAINESVILLE REGIONAL UTILITIES             3728-00            265.71         265.71
GALLERY AT MARKET EAST                      585-00        117,853.45                        117,853.45
GALLERY AT MARKET EAST                     1551-00          4,471.60                          4,471.60
GARNER, KAYTE                              1912-00         10,000.00                         10,000.00            0.00
GARY JOINT VENTURE                          665-00          3,738.38       3,738.38
GARY JOINT VENTURE                         1582-00         93,281.78      63,241.79                          63,421.79
GB MALL LIMITED PARTNERSHIP                1847-00         30,665.86                         30,665.86       26,995.71
GE CAPITAL BUSINESS ASSET                  4040-00        583,379.41     583,379.41
GELSAR/SERRAMONTE CENTER                   2143-00         76,589.62      14,279.71                          14,279.71
GELSAR/SERRAMONTE CENTER                   2144-00         98,306.43                         98,306.43
GELSAR/SERRAMONTE CENTER                   2957-00        128,314.47                        128,314.47      113,996.84
GEM DANDY, INC./B. BLASS                   1121-00         11,422.13       8,401.05
GENERAL GROWTH MANAGEMENT, INC              772-01         49,416.55                         49,416.55
GENESCO, INC                                142-00         10,014.31      10,014.31
GEOGRAPHICS INC                            3591-00         11,252.55      11,252.55
GEORGETOWN PARK ASSOCIATES INC             4157-00            691.27         691.27
GEORGIA SQUARE PARTNERSHIP                 1029-00         88,414.42                         88,414.42        1,862.02
GGP - DEERBROOK LP                         1150-00          2,200.33                          2,200.33
GGP IVANHOE II INC                         4316-00        102,185.73                        102,185.73
GGP/HOMART INC                             1155-00         86,237.27         242.76                             242.76
GGP-NORTH POINT INC                        1151-00         77,903.76      77,903.76
GHP (A COVENTRY HEALTH CARE PL             4104-00         20,912.42                         20,912.42            0.00
GILGER, DONALD                              313-00        500,000.00                        500,000.00            0.00
GLANCE/SUN BAN FASHIONS INC                3457-00        128,794.80     128,794.80
GLAZEBROOK, DONALD                         1473-00        214,345.00     148,000.00
GLIMCHER LLYD VENTURE LLC                   638-01         76,744.79                         10,000.00
GLIMCHER LLYD VENTURE LLC                   640-01            631.72                            631.72
GLIMCHER LLYD VENTURE LLC                   644-01            665.06                            665.06
GLIMCHER NORTHTOWN VENTURE LLC              645-01         56,704.61                         56,704.61
GLIMCHER UNIVERSITY MALL LP                 635-01            561.05                            561.05
GLIMCHER UNIVERSITY MALL LP                 654-01         15,691.55                         15,691.55
GLIMCHER UNIVERSITY MALL LP                1877-01            186.74                            186.74
GLIMCHER UNIVERSITY MALL LP                1878-01          6,503.97                          6,503.97
GLOBAL LOGISTICS VILLAGE INC               3759-00          3,000.00       3,000.00
GOLD MEDAL HOSIERY                         3823-00          1,584.00       1,584.00
GOLDSWORTH, JACK                           2022-11         44,002.00                         44,002.00
GOMOLAK,AMY                                4056-00      UNLIQUIDATED                          7,500.00
GOVERNORS SQUARE COMPANY                   4084-00         63,390.68      63,390.68
GOVERNORS SQUARE COMPANY                   4085-00          1,586.56       1,586.56
GOVERNOR'S SQUARE PARTNERSHIP              1037-00         38,578.81                         38,578.81
GOVERNOR'S SQUARE PARTNERSHIP              1038-00         79,109.88      79,109.88
GOVERNOR'S SQUARE PARTNERSHIP              1039-00        113,343.45                        113,343.45
GOVERNOR'S SQUARE PARTNERSHIP              1550-00          1,745.52                          1,745.52
GOVERNOR'S SQUARE PARTNERSHIP              1760-00          9,973.16       2,500.00
GPU ENERGY                                  246-00          3,320.38       3,320.38
GRAINGER                                    581-00            368.19         368.19
GRANITE RUN MALL                           2179-00         71,494.32                         71,494.32       51,009.76
GRANITE RUN MALL                           2182-00          2,041.91       2,041.91
GRANITE RUN MALL                           4182-00            408.24         408.24
GRANITE STATE ELECTRIC                     4149-00            161.77         161.77
GRAPEVINE MILLS LP                         1577-00         96,195.70                         96,195.70
GREAT LAKES MALL                            973-00          3,436.91                          3,436.91
GREAT LAKES MALL                            975-00         93,614.28                         93,614.28       54,894.44
GREAT LAKES MALL                           4183-00            495.50         495.50
GREAT NORTHERN MALL                        2237-00        113,626.20     113,626.20
GREAT NORTHERN MALL                        2238-00         42,695.95                         42,695.95            0.00
GREATAMERICA LEASING CORP                   881-00          9,187.26          69.20

                                                           CURRENT DISTRIBUTION MOTION
                                                           ---------------------------
                                  AMENDED CLAIM              CLAIM TO BE ALLOWED AS
                                FILED BY CREDITOR             FILED OR AS OTHERWISE
                                OR STOP APPROVED                REDUCED BY COURT
                                  SINCE INITIAL     TO BE          ORDER, CLAIM                                        $.06
                                  DISTRIBUTION   ALLOWED BY       AMENDMENT OR       RESERVE        TOTAL CLAIM     DISTRIBUTION
                                     MOTION        TRUSTEE          AGREEMENT        ESTIMATE         RESERVE          PAID
------------------------------------------------------------------------------------------------------------------------------------
FASHION SQUARE /WKL ASSOCIATES                                 41,868.61                             41,868.61
FEDERAL EXPRESS CORPORATION                                    13,041.20                             13,041.20
FEDERAL EXPRESS REVENUE RECOVE                                    947.95                                947.95            56.88
FEHRENBACHER, TIM                                                  30.00                                 30.00
FEINER, HAROLD                                    3,239.00      3,239.00                              3,239.00           194.34
FIDELITY SPORTSWEAR CO                                            891.00                                891.00            53.46
FIRST INTERSTATE BANK OF DENVE                                 30,839.69                             30,839.69
FL-CITY OF NORTH MIAMI BEACH                                       76.23                                 76.23             4.57
FLEISHMAN-HILLARD, INC.                                             0.00                                  0.00
FLORIDA MALL                                                    4,196.37                              4,196.37
FOREST CITY MANAGEMENT INC                                        489.66                                489.66            29.38
FOREST CITY MANAGEMENT INC                                        284.71                                284.71            17.08
FOREST CITY MANAGEMENT INC                                      1,472.57                              1,472.57            88.36
FOREST CITY MANAGEMENT INC                                      1,319.06                              1,319.06            79.14
FOREST VILLAGE PARK                                            38,382.60                             38,382.60
FOREST VILLAGE PARK                                                                   15,851.93      15,851.93
FORMAN, MEL                                      42,522.00     42,522.00                             42,522.00         2,551.32
FOWLER, WHITE, BURNETT, HURLEY                                  1,790.31                              1,790.31
FOX HILLS MALL LLC                                              2,181.24                              2,181.24           130.88
FOX HILLS MALL LLC                                            134,262.04                            134,262.04
FOX RIVER S/C PARTNERS                                              0.00                                  0.00
FRANKLIN PARK MALL LP                                                                 81,282.64      81,282.64
FRASA                                                           4,021.88                              4,021.88           241.31
FREEMALL ASSOCIATES, LP                                                               99,405.34      99,405.34
FRONTERA, ANGELA                                                   15.87                                 15.87
FRONTIER TELEPHONE OF                                             644.91                                644.91
FUJITSU-ICL SYSTEMS INC                                       203,417.50                            203,417.50        12,205.05
FULLERTON METRO CENTER                                          1,437.31                              1,437.31            86.24
FUNTIME JEWELRY                                                11,620.80                             11,620.80
GA-DEPARTMENT OF REVENUE                                        1,824.29                              1,824.29           109.46
GAINESVILLE REGIONAL UTILITIES                                    265.71                                265.71            15.94
GALLERY AT MARKET EAST                                                               117,853.45     117,853.45
GALLERY AT MARKET EAST                                                                 4,471.60       4,471.60
GARNER, KAYTE                                                       0.00                                  0.00
GARY JOINT VENTURE                                              3,738.38                              3,738.38           224.31
GARY JOINT VENTURE                                             63,421.79                             63,421.79         3,805.30
GB MALL LIMITED PARTNERSHIP                                    26,995.71                             26,995.71
GE CAPITAL BUSINESS ASSET                                     583,379.41                            583,379.41        35,002.76
GELSAR/SERRAMONTE CENTER                                       14,279.71                             14,279.71           856.79
GELSAR/SERRAMONTE CENTER                         98,306.43     98,306.43                             98,306.43         5,898.38
GELSAR/SERRAMONTE CENTER                                      113,996.84                            113,996.84         6,839.81
GEM DANDY, INC./B. BLASS                                        8,401.05                              8,401.05           504.06
GENERAL GROWTH MANAGEMENT, INC                   49,416.55     49,416.55                             49,416.55
GENESCO, INC                                                   10,014.31                             10,014.31           600.86
GEOGRAPHICS INC                                                11,252.55                             11,252.55           675.15
GEORGETOWN PARK ASSOCIATES INC                                    691.27                                691.27            41.48
GEORGIA SQUARE PARTNERSHIP                                      1,862.02                              1,862.02           111.72
GGP - DEERBROOK LP                                                                     2,200.33       2,200.33
GGP IVANHOE II INC                                                                   102,185.73     102,185.73
GGP/HOMART INC                                                    242.76                                242.76            14.56
GGP-NORTH POINT INC                                            77,903.76                             77,903.76         4,674.23
GHP (A COVENTRY HEALTH CARE PL                                      0.00                                  0.00
GILGER, DONALD                                                      0.00                                  0.00
GLANCE/SUN BAN FASHIONS INC                                   128,794.80                            128,794.80         7,727.69
GLAZEBROOK, DONALD                 148,000.00                 148,000.00                            148,000.00         8,880.00
GLIMCHER LLYD VENTURE LLC                                                             10,000.00      10,000.00
GLIMCHER LLYD VENTURE LLC                                                                631.72         631.72
GLIMCHER LLYD VENTURE LLC                                                                665.06         665.06
GLIMCHER NORTHTOWN VENTURE LLC                                                        56,704.61      56,704.61
GLIMCHER UNIVERSITY MALL LP                                                              561.05         561.05
GLIMCHER UNIVERSITY MALL LP                      15,691.55     15,691.55                             15,691.55           941.49
GLIMCHER UNIVERSITY MALL LP                                                              186.74         186.74
GLIMCHER UNIVERSITY MALL LP                                                            6,503.97       6,503.97
GLOBAL LOGISTICS VILLAGE INC                                    3,000.00                              3,000.00           180.00
GOLD MEDAL HOSIERY                                              1,584.00                              1,584.00
GOLDSWORTH, JACK                                 44,002.00     44,002.00                             44,002.00         2,640.12
GOMOLAK,AMY                          7,500.00                   7,500.00                              7,500.00
GOVERNORS SQUARE COMPANY                                       63,390.68                             63,390.68         3,803.44
GOVERNORS SQUARE COMPANY                                        1,586.56                              1,586.56            95.19
GOVERNOR'S SQUARE PARTNERSHIP                                                         38,578.81      38,578.81
GOVERNOR'S SQUARE PARTNERSHIP                                  79,109.88                             79,109.88
GOVERNOR'S SQUARE PARTNERSHIP                                                        113,343.45     113,343.45
GOVERNOR'S SQUARE PARTNERSHIP                                                          1,745.52       1,745.52
GOVERNOR'S SQUARE PARTNERSHIP        2,500.00                   2,500.00                              2,500.00
GPU ENERGY                                                      3,320.38                              3,320.38
GRAINGER                                                          368.19                                368.19
GRANITE RUN MALL                                               51,009.76                             51,009.76
GRANITE RUN MALL                                                2,041.91                              2,041.91
GRANITE RUN MALL                                                  408.24                                408.24
GRANITE STATE ELECTRIC                                            161.77                                161.77             9.71
GRAPEVINE MILLS LP                                                                    96,195.70      96,195.70
GREAT LAKES MALL                                                                       3,436.91       3,436.91
GREAT LAKES MALL                                               54,894.44                             54,894.44
GREAT LAKES MALL                                                  495.50                                495.50
GREAT NORTHERN MALL                                           113,626.20                            113,626.20
GREAT NORTHERN MALL                                                 0.00                                  0.00
GREATAMERICA LEASING CORP                                          69.20                                 69.20             4.15

                                                          $.14   CURRENT
                                $.06  DISTRIBUTION          DISTRIBUTION
                               RESERVE, IF NOT PAID,     RESERVE, BASED ON,
                                 BASED ON CURRENT             CURRENT
                               DISTRIBUTION MOTION      DISTRIBUTION MOTION
                                  CLAIM RESERVE           CLAIM RESERVE
---------------------------------------------------------------------------
FASHION SQUARE /WKL ASSOCIATES        2,512.12                5,861.61
FEDERAL EXPRESS CORPORATION             782.47                1,825.77
FEDERAL EXPRESS REVENUE RECOVE            0.00                  132.71
FEHRENBACHER, TIM                         1.80                    4.20
FEINER, HAROLD                            0.00                  453.46
FIDELITY SPORTSWEAR CO                    0.00                  124.74
FIRST INTERSTATE BANK OF DENVE        1,850.38                4,317.56
FL-CITY OF NORTH MIAMI BEACH              0.00                   10.67
FLEISHMAN-HILLARD, INC.                   0.00                    0.00
FLORIDA MALL                            251.78                  587.49
FOREST CITY MANAGEMENT INC                0.00                   68.55
FOREST CITY MANAGEMENT INC                0.00                   39.86
FOREST CITY MANAGEMENT INC                0.00                  206.16
FOREST CITY MANAGEMENT INC                0.00                  184.67
FOREST VILLAGE PARK                   2,302.96                5,373.56
FOREST VILLAGE PARK                     951.12                2,219.27
FORMAN, MEL                               0.00                5,953.08
FOWLER, WHITE, BURNETT, HURLEY          107.42                  250.64
FOX HILLS MALL LLC                        0.00                  305.37
FOX HILLS MALL LLC                    8,055.72               18,796.69
FOX RIVER S/C PARTNERS                    0.00                    0.00
FRANKLIN PARK MALL LP                 4,876.96               11,379.57
FRASA                                     0.00                  563.06
FREEMALL ASSOCIATES, LP               5,964.32               13,916.75
FRONTERA, ANGELA                          0.95                    2.22
FRONTIER TELEPHONE OF                    38.69                   90.29
FUJITSU-ICL SYSTEMS INC                   0.00               28,478.45
FULLERTON METRO CENTER                    0.00                  201.22
FUNTIME JEWELRY                         697.25                1,626.91
GA-DEPARTMENT OF REVENUE                  0.00                  255.40
GAINESVILLE REGIONAL UTILITIES            0.00                   37.20
GALLERY AT MARKET EAST                7,071.21               16,499.48
GALLERY AT MARKET EAST                  268.30                  626.02
GARNER, KAYTE                             0.00                    0.00
GARY JOINT VENTURE                        0.00                  523.37
GARY JOINT VENTURE                        0.00                8,879.05
GB MALL LIMITED PARTNERSHIP           1,619.74                3,779.40
GE CAPITAL BUSINESS ASSET                 0.00               81,673.12
GELSAR/SERRAMONTE CENTER                  0.00                1,999.16
GELSAR/SERRAMONTE CENTER                  0.00               13,762.90
GELSAR/SERRAMONTE CENTER                  0.00               15,959.56
GEM DANDY, INC./B. BLASS                  0.00                1,176.15
GENERAL GROWTH MANAGEMENT, INC        2,964.99                6,918.32
GENESCO, INC                              0.00                1,402.00
GEOGRAPHICS INC                           0.00                1,575.36
GEORGETOWN PARK ASSOCIATES INC            0.00                   96.78
GEORGIA SQUARE PARTNERSHIP                0.00                  260.68
GGP - DEERBROOK LP                      132.02                  308.05
GGP IVANHOE II INC                    6,131.14               14,306.00
GGP/HOMART INC                            0.00                   33.99
GGP-NORTH POINT INC                       0.00               10,906.53
GHP (A COVENTRY HEALTH CARE PL            0.00                    0.00
GILGER, DONALD                            0.00                    0.00
GLANCE/SUN BAN FASHIONS INC               0.00               18,031.27
GLAZEBROOK, DONALD                        0.00               20,720.00
GLIMCHER LLYD VENTURE LLC               600.00                1,400.00
GLIMCHER LLYD VENTURE LLC                37.90                   88.44
GLIMCHER LLYD VENTURE LLC                39.90                   93.11
GLIMCHER NORTHTOWN VENTURE LLC        3,402.28                7,938.65
GLIMCHER UNIVERSITY MALL LP              33.66                   78.55
GLIMCHER UNIVERSITY MALL LP               0.00                2,196.82
GLIMCHER UNIVERSITY MALL LP              11.20                   26.14
GLIMCHER UNIVERSITY MALL LP             390.24                  910.56
GLOBAL LOGISTICS VILLAGE INC              0.00                  420.00
GOLD MEDAL HOSIERY                       95.04                  221.76
GOLDSWORTH, JACK                          0.00                6,160.28
GOMOLAK,AMY                             450.00                1,050.00
GOVERNORS SQUARE COMPANY                  0.00                8,874.70
GOVERNORS SQUARE COMPANY                  0.00                  222.12
GOVERNOR'S SQUARE PARTNERSHIP         2,314.73                5,401.03
GOVERNOR'S SQUARE PARTNERSHIP         4,746.59               11,075.38
GOVERNOR'S SQUARE PARTNERSHIP         6,800.61               15,868.08
GOVERNOR'S SQUARE PARTNERSHIP           104.73                  244.37
GOVERNOR'S SQUARE PARTNERSHIP           150.00                  350.00
GPU ENERGY                              199.22                  464.85
GRAINGER                                 22.09                   51.55
GRANITE RUN MALL                      3,060.59                7,141.37
GRANITE RUN MALL                        122.51                  285.87
GRANITE RUN MALL                         24.49                   57.15
GRANITE STATE ELECTRIC                    0.00                   22.65
GRAPEVINE MILLS LP                    5,771.74               13,467.40
GREAT LAKES MALL                        206.21                  481.17
GREAT LAKES MALL                      3,293.67                7,685.22
GREAT LAKES MALL                         29.73                   69.37
GREAT NORTHERN MALL                   6,817.57               15,907.67
GREAT NORTHERN MALL                       0.00                    0.00
GREATAMERICA LEASING CORP                 0.00                    9.69

Legend
A = Reclassed from/to admin
S = Reclssed from/to secured
P = Reclassed from/to priority
corr = Correcting entry

                                            Unsecured Claims At January 15, 2002

                                                                     INITIAL DISTRUBITION
                                                                     --------------------

                                                                       CLAIM TO BE ALLOWED
                                                                          AS FILED OR AS
                                                                        OTHERWISE REDUCED
                                                                         BY COURT ORDER                   ORDER 12
                                                        FILED CLAIM     CLAIM AMENDMENT OR  REVERSE      (except as
NAME                                       CLAIM NO.      AMOUNT            AGREEMENT       ESTIMATE        noted)
--------------------------------------------------------------------------------------------------------------------------
GREECE TOWNE MALL, L.P.                     1602-00        115,244.74                        115,244.74
GREECE TOWNE MALL, L.P.                     3379-00         74,267.03                         74,267.03
GREEN ACRES MALL LLC                        1915-00        156,603.34      149,810.40                      149,810.40
GREEN MOUNTAIN POWER CORP                   1067-00            713.17          713.17
GREEN NATURE LANDSCAPING                    1010-00            360.00          360.00
GREENBRIAR MALL                             2045-01         23,413.97       23,413.97
GREENBRIAR MALL                             2045-02         23,413.97       23,413.97
GREENSPOINT MALL                             472-01         30,232.38                         30,236.43      2,759.04
GREENSPOINT MALL                            2918-01         54,663.88                         54,663.88     11,855.01
GREENWOOD PARK MALL                          988-00          8,093.56                          8,093.56
GREG H MARQUART                             3151-00            517.73          517.73
GTE                                         4146-00         13,706.27       13,706.27
GTM FACTORS CO.                              775-00        383,078.58      361,412.30
GUARANTEED AIR FREIGHT FORWARD              3533-00            209.50          209.50
GUARD MANUFACTURING CO                       717-00          4,536.00        4,536.00
GUARDIAN PROTECTION SERVICES                1813-00          1,154.00        1,116.00
GUENTHER, LAURA M                           2828-11          3,079.00                          3,079.00
GULF GREAT PLAINS PACKAGING                 3530-00            405.80          405.80
GULF POWER                                    94-00            855.60          855.60
GULF POWER                                   187-00            208.50          208.50
GULF POWER                                  1114-00          1,032.58        1,032.58
GULF POWER                                  3732-00          1,921.11        1,921.11
GULFGATE SERVICE CO                         3468-00            840.78          840.78
GULFPORT FACTORY SHOPS LP                   4048-00         68,542.87       67,464.12                       67,464.12
GURNEE MILLS (MLP) LP                        537-00        146,539.61                        146,539.61    119,205.84
GWINNETT PLACE                              2241-00         98,808.60                         98,808.60     83,179.71
GWINNETT PLACE                              2242-00          3,144.42        3,144.42
HAAS, ETHEL                                 4005-00      UNLIQUIDATED                          7,000.00
HALEY, BIRDINE                               725-00      1,000,000.00                      1,000,000.00
HAMPTON MALL ASSOCIATES                     1566-00         42,982.40                         42,982.40
HAMPTON MALL ASSOCIATES                     1567-00         52,370.96       52,370.96
HAMPTON MALL ASSOCIATES                     1568-00         87,553.55                         87,553.55
HAMPTON MALL ASSOCIATES                     1569-00         54,144.00       49,722.14
HAMPTON MERCURY INVESTMENT LP               1352-00         73,626.36       26,807.40                       26,807.40
HARBOR FOOTWEAR                              235-00          4,275.00        4,275.00
HARDIMAN, VANESSA                           1866-00        300,000.00                        300,000.00
HARDWICK CLOTHES                            1747-00          4,337.67        1,454.38
HARLAND D & MAXINE DOUGLASS                 1669-00          8,104.08        4,285.05                        4,285.05
HART SCHAFFNER & MARX                       1362-00         17,675.09       17,675.09
HARVEY, JUDY Y                              3988-11          4,136.00                          4,136.00
HAWAIIAN ELECTRIC COMPANY INC               3644-00          5,238.05        2,478.40
HAYWOOD MALL                                 959-00         89,831.04       89,831.04
HAYWOOD MALL                                 960-00            830.79          830.79
HEALTHSOUTH                                 3185-00            304.00           76.00
HELLER FINANCIAL, INC                        354-00        107,917.04       81,494.43
HELLMUTH, THOMAS W                          1202-11          3,079.00                          3,079.00
HEMPFIELD TOWNSHIP                           592-00             33.13                             33.13
HEREFORD PRINTING RESOURCES INC              225-01         43,308.86                              0.00                Corr
HERITAGE PARK MALL                          2243-00          5,317.68        5,317.68
HERITAGE PARK MALL                          2244-00          2,232.39                          2,232.39      1,452.05
HI - SPEED CHECKWEIGHER                     3773-00            807.50          807.50
HI - TEC SPORTS USA INC                     3465-00         28,590.00        6,194.60
HICKORY HOLLOW MALL LIMITED PA              1024-00         51,548.66       51,548.66
HICKORY HOLLOW MALL LIMITED PA              1030-00         57,464.84       57,464.84
HICKORY HOLLOW MALL LIMITED PA              1745-00        108,382.39                        108,382.39    100,004.47
HICKORY RIDGE MALL                          3090-00        112,441.95                        112,441.95
HIGHLAND MALL JOINT VENTUR                  1032-00         85,860.48                         85,860.48
HIGHLAND MALL JOINT VENTUR                  1034-00         93,956.52                         93,956.52
HIGHLAND MALL JOINT VENTUR                  1036-00        105,093.48          694.18
HIGHSMITH,KENNETH                           1526-00        150,000.00                              0.00     12,500.00   S
HILLSIDE PLAZA                              1785-00        133,446.08       94,374.35                       94,374.35
HITACHI DATA SYSTEMS                        3227-00        295,979.04                        295,979.04
HO RETAIL PROPERTIES I LP                    442-00         44,214.08        7,522.35
HO RETAIL PROPERTIES I LP                    443-01         72,868.89                         72,868.89
HO RETAIL PROPERTIES I LP                   1149-00         97,535.02                         97,535.02
HOFF, ANNA                                  1957-11          2,757.00                          2,757.00
HOLIDAY INN SELECT                           399-00          7,404.67        7,404.67
HOLMES, RACHAEL                             1081-00        100,000.00                        100,000.00          0.00
HONOLULU PUBLISHING CO LTD                  3637-00          2,435.58                          2,435.58          0.00
HOUSTON LIGHTING AND POWER                  3708-00         14,971.56       13,937.16
HULEN MALL JOINT VENTURE                    1004-00        128,112.08       93,087.11
HULEN MALL JOINT VENTURE                    1005-00        159,033.38      101,286.57
HURD, KATHRYN                               3818-00             30.00           30.00
HUTTON & SOLOMON LLP                        1471-00          2,718.75        2,718.75
HYLAN ELECTRICAL CONTRACTING                 712-00             81.92           81.92
IAG FINANCIAL                                688-00        122,091.57      122,091.57
IBM CORPORATION                             4174-00        115,533.79                        115,533.79     65,918.67
ICON CASH FLOW PARTNERS LP SER              1905-00        800,000.00                        800,000.00
ICON EYEWEAR                                2586-00         17,509.64       17,509.64
IEM INC                                     3664-00            420.32                            420.32
IES UTILITIES INC.                           834-00          1,203.39                          1,203.39          0.00
IL-CITY OF CHICAGO                          1505-00          1,154.00                              0.00        781.00   p
IMMING, VICKI L                             1900-11          2,794.00                          2,794.00
IMPRINT ENTERPRISES INC                     3657-00         12,151.28       12,151.28
IN-DEPARTMENT OF REVENUE                    3391-01          5,115.83                          5,115.83          0.00
INDEPENDENCE MALL GROUP                     2343-00         32,892.58                         32,892.58
INDEPENDENCE MALL GROUP                     2345-00         25,066.02                         25,066.02

                                                           CURRENT DISTRIBUTION MOTION
                                                           ---------------------------
                                  AMENDED CLAIM              CLAIM TO BE ALLOWED AS
                                FILED BY CREDITOR             FILED OR AS OTHERWISE
                                OR STOP APPROVED                REDUCED BY COURT
                                  SINCE INITIAL     TO BE          ORDER, CLAIM                                        $.06
                                  DISTRIBUTION   ALLOWED BY       AMENDMENT OR       RESERVE        TOTAL CLAIM     DISTRIBUTION
                                     MOTION        TRUSTEE          AGREEMENT        ESTIMATE         RESERVE          PAID
------------------------------------------------------------------------------------------------------------------------------------
GREECE TOWNE MALL, L.P.                                                              115,244.74        115,244.74
GREECE TOWNE MALL, L.P.                                                               74,267.03         74,267.03
GREEN ACRES MALL LLC                                              149,810.40                           149,810.40
GREEN MOUNTAIN POWER CORP                                             713.17                               713.17
GREEN NATURE LANDSCAPING                                              360.00                               360.00         21.60
GREENBRIAR MALL                                                    23,413.97                            23,413.97
GREENBRIAR MALL                                                    23,413.97                            23,413.97
GREENSPOINT MALL                                                    2,759.04                             2,759.04
GREENSPOINT MALL                                                   11,855.01                            11,855.01
GREENWOOD PARK MALL                                                                    8,093.56          8,093.56
GREG H MARQUART                                                       517.73                               517.73         31.07
GTE                                                                13,706.27                            13,706.27
GTM FACTORS CO.                                                   361,412.30                           361,412.30     21,684.74
GUARANTEED AIR FREIGHT FORWARD                                        209.50                               209.50
GUARD MANUFACTURING CO                                              4,536.00                             4,536.00        272.16
GUARDIAN PROTECTION SERVICES                                        1,116.00                             1,116.00
GUENTHER, LAURA M                                  3,079.00         3,079.00                             3,079.00        184.74
GULF GREAT PLAINS PACKAGING                                           405.80                               405.80         24.35
GULF POWER                                                            855.60                               855.60
GULF POWER                                                            208.50                               208.50
GULF POWER                                                          1,032.58                             1,032.58
GULF POWER                                                          1,921.11                             1,921.11        115.27
GULFGATE SERVICE CO                                                   840.78                               840.78         50.44
GULFPORT FACTORY SHOPS LP                                          67,464.12                            67,464.12
GURNEE MILLS (MLP) LP                                             119,205.84                           119,205.84      7,152.35
GWINNETT PLACE                                                     83,179.71                            83,179.71
GWINNETT PLACE                                                      3,144.42                             3,144.42
HAAS, ETHEL                          7,000.00                       7,000.00                             7,000.00
HALEY, BIRDINE                                                                     1,000,000.00      1,000,000.00
HAMPTON MALL ASSOCIATES                                                               42,982.40         42,982.40
HAMPTON MALL ASSOCIATES                                            52,370.96                            52,370.96      3,142.26
HAMPTON MALL ASSOCIATES                                                               87,553.55         87,553.55
HAMPTON MALL ASSOCIATES                                            49,722.14                            49,722.14
HAMPTON MERCURY INVESTMENT LP                                      26,807.40                            26,807.40
HARBOR FOOTWEAR                                                     4,275.00                             4,275.00
HARDIMAN, VANESSA                                                                    300,000.00        300,000.00
HARDWICK CLOTHES                                                    1,454.38                             1,454.38         87.26
HARLAND D & MAXINE DOUGLASS                                         4,285.05                             4,285.05
HART SCHAFFNER & MARX                                              17,675.09                            17,675.09      1,060.51
HARVEY, JUDY Y                                     4,136.00         4,136.00                             4,136.00        248.16
HAWAIIAN ELECTRIC COMPANY INC                                       2,478.40                             2,478.40        148.71
HAYWOOD MALL                                                       89,831.04                            89,831.04
HAYWOOD MALL                                                          830.79                               830.79
HEALTHSOUTH                                                            76.00                                76.00
HELLER FINANCIAL, INC                                              81,494.43                            81,494.43      4,889.66
HELLMUTH, THOMAS W                                 3,079.00         3,079.00                             3,079.00        184.74
HEMPFIELD TOWNSHIP                                    33.13            33.13                                33.13
HEREFORD PRINTING RESOURCES INC                   43,308.86        43,308.86                            43,308.86
HERITAGE PARK MALL                                                  5,317.68                             5,317.68
HERITAGE PARK MALL                                                  1,452.05                             1,452.05
HI - SPEED CHECKWEIGHER                                               807.50                               807.50
HI - TEC SPORTS USA INC                                             6,194.60                             6,194.60
HICKORY HOLLOW MALL LIMITED PA                                     51,548.66                            51,548.66      3,092.92
HICKORY HOLLOW MALL LIMITED PA                                     57,464.84                            57,464.84      3,447.89
HICKORY HOLLOW MALL LIMITED PA                                    100,004.47                           100,004.47      6,000.27
HICKORY RIDGE MALL                                                                   112,441.95        112,441.95
HIGHLAND MALL JOINT VENTUR                                                            85,860.48         85,860.48
HIGHLAND MALL JOINT VENTUR                                                            93,956.52         93,956.52
HIGHLAND MALL JOINT VENTUR                                            694.18                               694.18
HIGHSMITH,KENNETH                                                  12,500.00                            12,500.00        750.00
HILLSIDE PLAZA                                                     94,374.35                            94,374.35
HITACHI DATA SYSTEMS                                                                 295,979.04        295,979.04
HO RETAIL PROPERTIES I LP                                           7,522.35                             7,522.35
HO RETAIL PROPERTIES I LP                                                             72,868.89         72,868.89
HO RETAIL PROPERTIES I LP                         97,535.02        97,535.02                            97,535.02      5,852.10
HOFF, ANNA                                         2,757.00         2,757.00                             2,757.00        165.42
HOLIDAY INN SELECT                                                  7,404.67                             7,404.67
HOLMES, RACHAEL                                                         0.00                                 0.00
HONOLULU PUBLISHING CO LTD                                              0.00                                 0.00
HOUSTON LIGHTING AND POWER                                         13,937.16                            13,937.16
HULEN MALL JOINT VENTURE                                           93,087.11                            93,087.11
HULEN MALL JOINT VENTURE                                          101,286.57                           101,286.57
HURD, KATHRYN                                                          30.00                                30.00          1.80
HUTTON & SOLOMON LLP                                                2,718.75                             2,718.75
HYLAN ELECTRICAL CONTRACTING                                           81.92                                81.92          4.91
IAG FINANCIAL                                                     122,091.57                           122,091.57      7,325.49
IBM CORPORATION                                                    65,918.67                            65,918.67      3,955.12
ICON CASH FLOW PARTNERS LP SER                                                       800,000.00        800,000.00
ICON EYEWEAR                                                       17,509.64                            17,509.64      1,050.58
IEM INC                                              420.32           420.32                               420.32
IES UTILITIES INC.                                                      0.00                                 0.00
IL-CITY OF CHICAGO                                                    781.00                               781.00         46.86
IMMING, VICKI L                                    2,794.00         2,794.00                             2,794.00        167.64
IMPRINT ENTERPRISES INC                                            12,151.28                            12,151.28
IN-DEPARTMENT OF REVENUE                                                0.00                                 0.00
INDEPENDENCE MALL GROUP                                                               32,892.58         32,892.58
INDEPENDENCE MALL GROUP                                                               25,066.02         25,066.02

                                                          $.14   CURRENT
                                $.06  DISTRIBUTION          DISTRIBUTION
                               RESERVE, IF NOT PAID,     RESERVE, BASED ON,
                                 BASED ON CURRENT             CURRENT
                               DISTRIBUTION MOTION      DISTRIBUTION MOTION
                                  CLAIM RESERVE           CLAIM RESERVE
---------------------------------------------------------------------------
GREECE TOWNE MALL, L.P.              6,914.68               16,134.26
GREECE TOWNE MALL, L.P.              4,456.02               10,397.38
GREEN ACRES MALL LLC                 8,988.62               20,973.46
GREEN MOUNTAIN POWER CORP               42.79                   99.84
GREEN NATURE LANDSCAPING                 0.00                   50.40
GREENBRIAR MALL                      1,404.84                3,277.96
GREENBRIAR MALL                      1,404.84                3,277.96
GREENSPOINT MALL                       165.54                  386.27
GREENSPOINT MALL                       711.30                1,659.70
GREENWOOD PARK MALL                    485.61                1,133.10
GREG H MARQUART                          0.00                   72.48
GTE                                    822.38                1,918.88
GTM FACTORS CO.                          0.00               50,597.72
GUARANTEED AIR FREIGHT FORWARD          12.57                   29.33
GUARD MANUFACTURING CO                   0.00                  635.04
GUARDIAN PROTECTION SERVICES            66.96                  156.24
GUENTHER, LAURA M                        0.00                  431.06
GULF GREAT PLAINS PACKAGING              0.00                   56.81
GULF POWER                              51.34                  119.78
GULF POWER                              12.51                   29.19
GULF POWER                              61.95                  144.56
GULF POWER                               0.00                  268.96
GULFGATE SERVICE CO                      0.00                  117.71
GULFPORT FACTORY SHOPS LP            4,047.85                9,444.98
GURNEE MILLS (MLP) LP                    0.00               16,688.82
GWINNETT PLACE                       4,990.78               11,645.16
GWINNETT PLACE                         188.67                  440.22
HAAS, ETHEL                            420.00                  980.00
HALEY, BIRDINE                      60,000.00              140,000.00
HAMPTON MALL ASSOCIATES              2,578.94                6,017.54
HAMPTON MALL ASSOCIATES                  0.00                7,331.93
HAMPTON MALL ASSOCIATES              5,253.21               12,257.50
HAMPTON MALL ASSOCIATES              2,983.33                6,961.10
HAMPTON MERCURY INVESTMENT LP        1,608.44                3,753.04
HARBOR FOOTWEAR                        256.50                  598.50
HARDIMAN, VANESSA                   18,000.00               42,000.00
HARDWICK CLOTHES                         0.00                  203.61
HARLAND D & MAXINE DOUGLASS            257.10                  599.91
HART SCHAFFNER & MARX                    0.00                2,474.51
HARVEY, JUDY Y                           0.00                  579.04
HAWAIIAN ELECTRIC COMPANY INC            0.00                  346.98
HAYWOOD MALL                         5,389.86               12,576.35
HAYWOOD MALL                            49.85                  116.31
HEALTHSOUTH                              4.56                   10.64
HELLER FINANCIAL, INC                    0.00               11,409.22
HELLMUTH, THOMAS W                       0.00                  431.06
HEMPFIELD TOWNSHIP                       1.99                    4.64
HEREFORD PRINTING RESOURCES INC      2,598.53                6,063.24
HERITAGE PARK MALL                     319.06                  744.48
HERITAGE PARK MALL                      87.12                  203.29
HI - SPEED CHECKWEIGHER                 48.45                  113.05
HI - TEC SPORTS USA INC                371.68                  867.24
HICKORY HOLLOW MALL LIMITED PA           0.00                7,216.81
HICKORY HOLLOW MALL LIMITED PA           0.00                8,045.08
HICKORY HOLLOW MALL LIMITED PA           0.00               14,000.63
HICKORY RIDGE MALL                   6,746.52               15,741.87
HIGHLAND MALL JOINT VENTUR           5,151.63               12,020.47
HIGHLAND MALL JOINT VENTUR           5,637.39               13,153.91
HIGHLAND MALL JOINT VENTUR              41.65                   97.19
HIGHSMITH,KENNETH                        0.00                1,750.00
HILLSIDE PLAZA                       5,662.46               13,212.41
HITACHI DATA SYSTEMS                17,758.74               41,437.07
HO RETAIL PROPERTIES I LP              451.34                1,053.13
HO RETAIL PROPERTIES I LP            4,372.13               10,201.64
HO RETAIL PROPERTIES I LP                0.00               13,654.90
HOFF, ANNA                               0.00                  385.98
HOLIDAY INN SELECT                     444.28                1,036.65
HOLMES, RACHAEL                          0.00                    0.00
HONOLULU PUBLISHING CO LTD               0.00                    0.00
HOUSTON LIGHTING AND POWER             836.23                1,951.20
HULEN MALL JOINT VENTURE             5,585.23               13,032.20
HULEN MALL JOINT VENTURE             6,077.19               14,180.12
HURD, KATHRYN                            0.00                    4.20
HUTTON & SOLOMON LLP                   163.13                  380.63
HYLAN ELECTRICAL CONTRACTING             0.00                   11.47
IAG FINANCIAL                            0.00               17,092.82
IBM CORPORATION                          0.00                9,228.61
ICON CASH FLOW PARTNERS LP SER      48,000.00              112,000.00
ICON EYEWEAR                             0.00                2,451.35
IEM INC                                 25.22                   58.84
IES UTILITIES INC.                       0.00                    0.00
IL-CITY OF CHICAGO                       0.00                  109.34
IMMING, VICKI L                          0.00                  391.16
IMPRINT ENTERPRISES INC                729.08                1,701.18
IN-DEPARTMENT OF REVENUE                 0.00                    0.00
INDEPENDENCE MALL GROUP              1,973.55                4,604.96
INDEPENDENCE MALL GROUP              1,503.96                3,509.24

Legend
A = Reclassed from/to admin
S = Reclssed from/to secured
P = Reclassed from/to priority
corr = Correcting entry

                                            Unsecured Claims At January 15, 2002

                                                                     INITIAL DISTRUBITION
                                                                     --------------------

                                                                       CLAIM TO BE ALLOWED
                                                                          AS FILED OR AS
                                                                        OTHERWISE REDUCED
                                                                         BY COURT ORDER                   ORDER 12
                                                        FILED CLAIM     CLAIM AMENDMENT OR  REVERSE      (except as
NAME                                       CLAIM NO.      AMOUNT            AGREEMENT       ESTIMATE        noted)
--------------------------------------------------------------------------------------------------------------------------
INDIAN RIVER COMMONS                       2245-00          6,621.89         6,621.89
INDIAN RIVER COMMONS                       2246-00         68,210.40        68,210.40
INDIANAPOLIS POWER AND LIGHT C              342-00          1,683.83         1,683.83
INDUSTRIAL SOAP CO.                         540-00          9,158.84         9,158.84
INDYK, JACABO                               871-12            400.00                              400.00
INGRAM PARK MALL                            419-00          1,156.78         1,156.78
INGRAM PARK MALL                           2239-00          1,383.07         1,383.07
INGRAM PARK MALL                           2240-00         80,705.52                                0.00
INGRAM PARK MALL                           3336-00         23,500.44                           23,500.44    2,141.93
IN-MONROE COUNTY                           3630-02            255.98           255.98
INSIGHT DIRECT, INC                        2005-00            551.10           551.10
INTER PACIFIC                               846-00         49,497.00        46,013.00
INTERFACE SECURITY SYSTEM LLC              3189-00          1,200.00         1,200.00
INTERNATIONAL FIRE PROTECTION              2606-00          2,500.00         2,500.00
INTER-TEL TECHNOLOGIES                      341-00            864.95           864.95
IN-VANDERBURGH COUNTY TREASURE              859-01            474.64                                0.00      474.64   P
IN-VANDERBURGH COUNTY TREASURE              860-01            729.84                                0.00      729.84   P
IN-VANDERBURGH COUNTY TREASURE              863-01          2,982.10                                0.00    2,982.10   P
IRONDEQUOIT MALL                           1604-00        142,406.08                          142,406.08
IRVING MALL                                2248-00        111,412.68                          111,412.68   82,993.29
IRVING MALL                                2249-00          2,330.60                            2,330.60
IRVING MALL                                2250-00              2.17             2.17
IRVING MALL                                2981-00         12,829.30                           12,829.30    8,987.89
ISC CONTRACTING                            3575-00          5,558.66         5,558.66
IVANHOE II INC                             1170-01        102,045.72                          102,045.72
IVERSON MALL MERCH ASSOC                   3625-00            695.99           695.99
IVERSON MALL SHOPPING CENTER               1203-01         63,250.09                           63,250.09   18,395.25
IVERSON MALL SHOPPING CENTER               1203-02          2,125.96         2,125.96
IVERSON MALL SHOPPING CENTER               1203-03         58,384.46         2,275.82                       2,275.82
J & A ELECTRICAL SUPPLIES                  3574-00             95.30            95.30
J.A. KING & COMPANY INC.                   1424-00             81.13            81.13
JA SOFTWARE                                 594-00          2,200.00         2,200.00
JACKSON ELECTRIC MEMBERSHIP                 339-00            541.76           541.76
JACKSONVILLE ELECTRIC AUTH                 3121-01            714.35           653.81
JANICE H WHEELER                           3774-00            728.85           728.85
JASPER GLOVE CO                             744-00             83.81            83.81
JEFFERSON MALL COMPANY                      936-00         49,843.98        38,887.98                      38,887.98
JEFFERSON SMURFIT CORPORATION               213-00          1,229.27         1,229.27
JEFFERSON, LATOYIA S                       3450-01          8,000.00                            8,000.00
JEFFRYES, ELMER L                          1299-11         49,789.00                           49,789.00
JERSEY CENTRAL POWER & LIGHT                195-00          1,198.50         1,198.50
JESSAMINE MALL ASSOCIATES                   194-00         24,974.34        24,974.34
JG SAGINAW LLC                              767-00         78,378.72                           78,378.72        0.00
JG ST LOUIS WEST LLC                        633-00          3,721.02         3,721.02
JG WINSTON SALEM LLC                        486-00            477.60           477.60
JG WINSTON SALEM LLC                        487-00        111,188.41        19,440.00                      19,440.00
JG WINSTON SALEM LLC                       3307-01         51,281.24                           51,281.24   16,190.11
JIMLAR CORPORATION                         1015-00          1,502.55         1,502.55
JOCKEY INTERNATIONAL INC                    685-00        106,240.77        44,325.00
JOHN TYLER ENTERPRISES INC                  450-00        321,942.05       321,942.05
JOHNNY AUSTIN                              3837-00            703.42                              703.42
JOHNSON, LEE                               1663-11         45,000.00                                0.00               P
JONES, ANN S                               2136-11          3,217.00                            3,217.00
JS BLANK NECKWEAR                          3763-00         11,040.00        11,040.00
JVSP CO LTD                                 937-00          5,923.72         5,923.72
KAMARA,ZAINAB                              1191-00      3,000,000.00                        3,000,000.00
KAMINSKI, JOHN                             3324-00             26.30            26.30
KANDAL, CHERYL                             3273-00             85.66            85.66
KANSAS POWER & LIGHT                        134-00            139.58           139.58
KATY-GESSNER ASSOCIATES LP                 3039-00         67,788.33                           67,788.33   42,715.28
KATZ FOOTWEAR CORP                         3934-00          3,983.40         3,983.40
KEMPER INSURANCE COMPANIES                 1931-01      UNLIQUIDATED                                0.00
KEMPER INSURANCE COMPANIES                 4108-01      UNLIQUIDATED                                0.00
KENNETH COLE PROD INC                      1708-00        105,760.50        87,729.35
KENTUCKY OAKS MALL COMPANY                 4080-00          6,048.96                            3,500.00
KENTUCKY OAKS MALL COMPANY                 4081-00         82,162.50                           82,162.50
KENWOOD TOWNE CENTERE                      2503-00          3,104.53         1,266.65                       1,266.65
KEY INDUSTRIES INC                         1072-00            147.97           147.97
KEYSTONE TEXAS PROP HOLDING CR             3863-00          4,788.59                            4,788.59
KEYSTONE-FLORIDA PROP HLDG COR              833-00          2,356.47                            2,356.47
KH METALS AND SUPPLY                        703-00             97.02            97.02
KIEMLE & HAGOOD COMPANY                    3387-00          5,018.40         5,018.40
KIMCO OF NEW ENGLAND INC/SEARS              562-00          2,309.82         2,309.82
KIMCO OF NEW ENGLAND INC/SEARS              564-00          2,542.62         2,542.62
KIMCO OF NEW ENGLAND INC/SEARS             1989-00         38,172.87        38,172.87
KIRBY, DERETH                              3257-00             13.65            13.65
KOBERSTEIN TRUCKING, INC.                  3508-00            441.22           441.22
KOEHNECKE, ROGER L                          928-11         65,198.00                           65,198.00
KONYS, JEANETTE                            2079-00         12,000.00                           12,000.00        0.00
KUPSKY, STEVEN L                           2122-11          3,446.00                            3,446.00
L & B FIESTA MALL INC                       402-00          1,403.14         1,403.14
L & B FIESTA MALL INC                       403-00            964.76            964.76                          0.00
L & B FIESTA MALL INC                       404-00            922.14            922.14                     15,405.69
L & B FIESTA MALL INC                      2631-00        107,774.40                                0.00        0.00
L & B FIESTA MALL INC                      2632-00         76,457.76         15,405.69
L & B FIESTA MALL INC                      2633-00         99,023.52                                0.00
LA PLAZA MALL                               422-00         68,498.88         68,498.88
LA PLAZA MALL                               424-00          3,113.11          3,113.11                      2,358.37
LA PLAZA MALL                              2257-00         64,636.92         64,636.92                     57,581.64
LA PLAZA MALL                              2258-00          4,030.17                            4,030.17
LA PLAZA MALL                              2260-00        161,468.28                          161,468.28
LA PLAZA MALL                              2261-00          8,194.73          8,194.73                     39,879.36
LAFAYETTE CONSOLIDATED GOV'T                567-00            183.26            183.26
LAFAYETTE SQUARE                           2264-00        122,727.36         39,879.36
LAKE COUNTY DEPT OF UTILITIES               684-00             92.40             92.40
LAKE DIVERSIFIED SERVICES INC               693-00            254.15            254.15                      1,634.96
LAKELAND SQUARE                            2265-00         85,412.88         85,412.88
LAKELAND SQUARE                            2266-00          2,555.67                            2,555.67
LAKELAND SQUARE                            2984-00          1,542.80          1,542.80
LAKESIDE MALL LP                           3042-00          2,429.75          2,429.75
LAKESIDE PLUMBING CO., INC.                 765-00            275.38            275.38                      3,000.00  Corr
LAKEVIEW CONSTRUCTION INC                  3683-00         10,924.35         10,924.35                      1,701.56   U
LANDOVER MALL LP                           2618-00         38,378.95          3,000.00          3,000.00       51.65   P
LA-STATE OF LOUISIANA                      3443-00         15,909.76                                0.00
LA-PROPERTY TAX BUREAU                     3790-00             51.65                                0.00    1,000.00   P
LARGENT, WILLIAM A                         1360-11          3,446.00                            3,446.00
LARK INTERNATIONAL LTD (KOREA)             3889-00          1,093.32                                0.00   85,336.02
LARK INTERNATIONAL LTD (KOREA)             3890-00          1,093.32          1,093.32
LAS CATALINAS CENTER                       2092-00        111,929.13                          111,929.13        0.00
LAS CATALINAS CENTER                       2093-00        111,929.13                          111,929.13
LAS VEGAS SHOPPING CENTERS LTD             2608-00          3,781.46                            3,781.46
LA-STATE OF LOUISIANA                      3241-02          1,371.80                            1,371.80
LAUREL CENTRE ASSOCIATES LLC               3158-01        124,787.62                          124,787.62
LEBCON ASSOCIATES                          1023-00        108,568.93                          108,568.93
LEE COMPANY                                1374-00            364.69            364.69
LEIENDEKER, CHARLOTTE                      3260-00             52.07             52.07
LEIGH MALL                                 3306-00         62,844.36         62,844.36
LEJON INC                                  3547-00          9,615.75          9,615.75
LEVI STRAUSS & CO                           658-01        420,536.62        328,205.04
LINCOLNWOOD TOWN CENTER                     962-00          3,332.04          3,332.04

                                                           CURRENT DISTRIBUTION MOTION
                                                           ---------------------------
                                  AMENDED CLAIM              CLAIM TO BE ALLOWED AS
                                FILED BY CREDITOR             FILED OR AS OTHERWISE
                                OR STOP APPROVED                REDUCED BY COURT
                                  SINCE INITIAL     TO BE          ORDER, CLAIM                                        $.06
                                  DISTRIBUTION   ALLOWED BY       AMENDMENT OR       RESERVE        TOTAL CLAIM     DISTRIBUTION
                                     MOTION        TRUSTEE          AGREEMENT        ESTIMATE         RESERVE          PAID
------------------------------------------------------------------------------------------------------------------------------------
INDIAN RIVER COMMONS                                                6,621.89                          6,621.89
INDIAN RIVER COMMONS                                               68,210.40                         68,210.40
INDIANAPOLIS POWER AND LIGHT C                                      1,683.83                          1,683.83
INDUSTRIAL SOAP CO.                                                 9,158.84                          9,158.84           549.53
INDYK, JACABO                                                                           400.00          400.00
INGRAM PARK MALL                                                    1,156.78                          1,156.78
INGRAM PARK MALL                                                    1,383.07                          1,383.07
INGRAM PARK MALL                                                                     80,705.52       80,705.52
INGRAM PARK MALL                                                    2,141.93                          2,141.93
IN-MONROE COUNTY                                                      255.98                            255.98
INSIGHT DIRECT, INC                                                   551.10                            551.10
INTER PACIFIC                                                      46,013.00                         46,013.00
INTERFACE SECURITY SYSTEM LLC                                       1,200.00                          1,200.00
INTERNATIONAL FIRE PROTECTION                                       2,500.00                          2,500.00           150.00
INTER-TEL TECHNOLOGIES                                                864.95                            864.95            51.90
IN-VANDERBURGH COUNTY TREASURE                                        474.64                            474.64            28.48
IN-VANDERBURGH COUNTY TREASURE                                        729.84                            729.84            43.79
IN-VANDERBURGH COUNTY TREASURE                                      2,982.10                          2,982.10           178.93
IRONDEQUOIT MALL                                                                    142,406.08      142,406.08
IRVING MALL                                                        82,993.29                         82,993.29
IRVING MALL                                                                           2,330.60        2,330.60
IRVING MALL                                                             2.17                              2.17
IRVING MALL                                                         8,987.89                          8,987.89
ISC CONTRACTING                                                     5,558.66                          5,558.66           333.52
IVANHOE II INC                                                                      102,045.72      102,045.72
IVERSON MALL MERCH ASSOC                                              695.99                            695.99
IVERSON MALL SHOPPING CENTER                                       18,395.25                         18,395.25         1,103.71
IVERSON MALL SHOPPING CENTER                                        2,125.96                          2,125.96           127.56
IVERSON MALL SHOPPING CENTER                                        2,275.82                          2,275.82           136.55
J & A ELECTRICAL SUPPLIES                                              95.30                             95.30             5.72
J.A. KING & COMPANY INC.                                               81.13                             81.13
JA SOFTWARE                                                         2,200.00                          2,200.00           132.00
JACKSON ELECTRIC MEMBERSHIP                                           541.76                            541.76
JACKSONVILLE ELECTRIC AUTH                                            653.81                            653.81            39.23
JANICE H WHEELER                                                      728.85                            728.85            43.73
JASPER GLOVE CO                                                        83.81                             83.81             5.03
JEFFERSON MALL COMPANY                                             38,887.98                         38,887.98         2,333.28
JEFFERSON SMURFIT CORPORATION                                       1,229.27                          1,229.27            73.75
JEFFERSON, LATOYIA S                  2,800.00                      2,800.00                          2,800.00           168.00
JEFFRYES, ELMER L                                49,789.00         49,789.00                         49,789.00         2,987.34
JERSEY CENTRAL POWER & LIGHT                                        1,198.50                          1,198.50            71.91
JESSAMINE MALL ASSOCIATES                                          24,974.34                         24,974.34
JG SAGINAW LLC                                                          0.00                              0.00
JG ST LOUIS WEST LLC                                                3,721.02                          3,721.02           223.26
JG WINSTON SALEM LLC                                                  477.60                            477.60            28.65
JG WINSTON SALEM LLC                                               19,440.00                         19,440.00         1,166.40
JG WINSTON SALEM LLC                                               16,190.11                         16,190.11           971.41
JIMLAR CORPORATION                                                  1,502.55                          1,502.55            90.15
JOCKEY INTERNATIONAL INC                                           44,325.00                         44,325.00         2,659.50
JOHN TYLER ENTERPRISES INC                                        321,942.05                        321,942.05        19,316.52
JOHNNY AUSTIN                                       703.42            703.42                            703.42
JOHNSON, LEE                         45,000.00                     45,000.00                         45,000.00         2,700.00
JONES, ANN S                                      3,217.00          3,217.00                          3,217.00
JS BLANK NECKWEAR                                                  11,040.00                         11,040.00           662.40
JVSP CO LTD                                                         5,923.72                          5,923.72           355.42
KAMARA,ZAINAB                        35,000.00                     35,000.00                         35,000.00
KAMINSKI, JOHN                                                         26.30                             26.30
KANDAL, CHERYL                                                         85.66                             85.66             5.14
KANSAS POWER & LIGHT                                                  139.58                            139.58             8.38
KATY-GESSNER ASSOCIATES LP                                         42,715.28                         42,715.28
KATZ FOOTWEAR CORP                                                  3,983.40                          3,983.40           239.00
KEMPER INSURANCE COMPANIES                                                                0.00            0.00
KEMPER INSURANCE COMPANIES                                                                0.00            0.00
KENNETH COLE PROD INC                                              87,729.35                         87,729.35
KENTUCKY OAKS MALL COMPANY                                                            3,500.00        3,500.00
KENTUCKY OAKS MALL COMPANY                                                           82,162.50       82,162.50
KENWOOD TOWNE CENTERE                                               1,266.65                          1,266.65
KEY INDUSTRIES INC                                                    147.97                            147.97
KEYSTONE TEXAS PROP HOLDING CR        3,000.00                      3,000.00                          3,000.00
KEYSTONE-FLORIDA PROP HLDG COR                                                        2,356.47        2,356.47
KH METALS AND SUPPLY                                                   97.02                             97.02             5.82
KIEMLE & HAGOOD COMPANY                                             5,018.40                          5,018.40
KIMCO OF NEW ENGLAND INC/SEARS                                      2,309.82                          2,309.82           138.59
KIMCO OF NEW ENGLAND INC/SEARS                                      2,542.62                          2,542.62           152.56
KIMCO OF NEW ENGLAND INC/SEARS                                     38,172.87                         38,172.87         2,290.38
KIRBY, DERETH                                                          13.65                             13.65             0.82
KOBERSTEIN TRUCKING, INC.                                             441.22                            441.22            26.47
KOEHNECKE, ROGER L                               65,198.00         65,198.00                         65,198.00         3,911.88
KONYS, JEANETTE                                                         0.00                              0.00
KUPSKY, STEVEN L                                  3,446.00          3,446.00                          3,446.00
L & B FIESTA MALL INC                                               1,403.14                          1,403.14
L & B FIESTA MALL INC                                                 964.76                            964.76
L & B FIESTA MALL INC                                                 922.14                            922.14
L & B FIESTA MALL INC                                                   0.00                              0.00
L & B FIESTA MALL INC                                              15,405.69                         15,405.69
L & B FIESTA MALL INC                                                   0.00                              0.00
LA PLAZA MALL                                                      68,498.88                         68,498.88
LA PLAZA MALL                                                       3,113.11                          3,113.11
LA PLAZA MALL                                                      64,636.92                         64,636.92
LA PLAZA MALL                                                       2,358.37                          2,358.37           141.51
LA PLAZA MALL                                                      57,581.64                         57,581.64
LA PLAZA MALL                                                       8,194.73                          8,194.73
LAFAYETTE CONSOLIDATED GOV'T                                          183.26                            183.26
LAFAYETTE SQUARE                                                   39,879.36                         39,879.36
LAKE COUNTY DEPT OF UTILITIES                                          92.40                             92.40
LAKE DIVERSIFIED SERVICES INC                                         254.15                            254.15
LAKELAND SQUARE                                                    85,412.88                         85,412.88
LAKELAND SQUARE                                                     1,634.96                          1,634.96
LAKELAND SQUARE                                                     1,542.80                          1,542.80
LAKESIDE MALL LP                                                    2,429.75                          2,429.75
LAKESIDE PLUMBING CO., INC.                                           275.38                            275.38
LAKEVIEW CONSTRUCTION INC                                          10,924.35                         10,924.35           655.47
LANDOVER MALL LP                                                    3,000.00                          3,000.00           180.00
LA-STATE OF LOUISIANA                                               1,701.56                          1,701.56
LA-PROPERTY TAX BUREAU                                                 51.65                             51.65             3.10
LARGENT, WILLIAM A                                 3,446.00         3,446.00                          3,446.00           206.76
LARK INTERNATIONAL LTD (KOREA)                                      1,000.00                          1,000.00
LARK INTERNATIONAL LTD (KOREA)                                      1,093.32                          1,093.32
LAS CATALINAS CENTER                                               85,336.02                         85,336.02
LAS CATALINAS CENTER                                                               111,929.13       111,929.13
LAS VEGAS SHOPPING CENTERS LTD                                          0.00                              0.00
LA-STATE OF LOUISIANA                                                                1,371.80         1,371.80
LAUREL CENTRE ASSOCIATES LLC                                                       124,787.62       124,787.62
LEBCON ASSOCIATES                                108,568.93       108,568.93                        108,568.93         6,514.14
LEE COMPANY                                                           364.69                            364.69
LEIENDEKER, CHARLOTTE                                                  52.07                             52.07
LEIGH MALL                                                         62,844.36                         62,844.36         3,770.66
LEJON INC                                                           9,615.75                          9,615.75           576.94
LEVI STRAUSS & CO                                                 328,205.04                        328,205.04
LINCOLNWOOD TOWN CENTER                                             3,332.04                          3,332.04
                                                           $.14   CURRENT
                                 $.06  DISTRIBUTION          DISTRIBUTION
                                RESERVE, IF NOT PAID,     RESERVE, BASED ON,
                                  BASED ON CURRENT             CURRENT
                                DISTRIBUTION MOTION      DISTRIBUTION MOTION
                                   CLAIM RESERVE           CLAIM RESERVE
----------------------------------------------------------------------------
INDIAN RIVER COMMONS                     397.31                 927.06
INDIAN RIVER COMMONS                   4,092.62               9,549.46
INDIANAPOLIS POWER AND LIGHT C           101.03                 235.74
INDUSTRIAL SOAP CO.                        0.00               1,282.24
INDYK, JACABO                             24.00                  56.00
INGRAM PARK MALL                          69.41                 161.95
INGRAM PARK MALL                          82.98                 193.63
INGRAM PARK MALL                       4,842.33              11,298.77
INGRAM PARK MALL                         128.52                 299.87
IN-MONROE COUNTY                          15.36                  35.84
INSIGHT DIRECT, INC                       33.07                  77.15
INTER PACIFIC                          2,760.78               6,441.82
INTERFACE SECURITY SYSTEM LLC             72.00                 168.00
INTERNATIONAL FIRE PROTECTION              0.00                 350.00
INTER-TEL TECHNOLOGIES                     0.00                 121.09
IN-VANDERBURGH COUNTY TREASURE             0.00                  66.45
IN-VANDERBURGH COUNTY TREASURE             0.00                 102.18
IN-VANDERBURGH COUNTY TREASURE             0.00                 417.49
IRONDEQUOIT MALL                       8,544.36              19,936.85
IRVING MALL                            4,979.60              11,619.06
IRVING MALL                              139.84                 326.28
IRVING MALL                                0.13                   0.30
IRVING MALL                              539.27               1,258.30
ISC CONTRACTING                            0.00                 778.21
IVANHOE II INC                         6,122.74              14,286.40
IVERSON MALL MERCH ASSOC                  41.76                  97.44
IVERSON MALL SHOPPING CENTER               0.00               2,575.34
IVERSON MALL SHOPPING CENTER               0.00                 297.63
IVERSON MALL SHOPPING CENTER               0.00                 318.61
J & A ELECTRICAL SUPPLIES                  0.00                  13.34
J.A. KING & COMPANY INC.                   4.87                  11.36
JA SOFTWARE                                0.00                 308.00
JACKSON ELECTRIC MEMBERSHIP               32.51                  75.85
JACKSONVILLE ELECTRIC AUTH                 0.00                  91.53
JANICE H WHEELER                           0.00                 102.04
JASPER GLOVE CO                            0.00                  11.73
JEFFERSON MALL COMPANY                     0.00               5,444.32
JEFFERSON SMURFIT CORPORATION              0.00                 172.10
JEFFERSON, LATOYIA S                       0.00                 392.00
JEFFRYES, ELMER L                          0.00               6,970.46
JERSEY CENTRAL POWER & LIGHT               0.00                 167.79
JESSAMINE MALL ASSOCIATES              1,498.46               3,496.41
JG SAGINAW LLC                             0.00                   0.00
JG ST LOUIS WEST LLC                       0.00                 520.94
JG WINSTON SALEM LLC                       0.00                  66.86
JG WINSTON SALEM LLC                       0.00               2,721.60
JG WINSTON SALEM LLC                       0.00               2,266.62
JIMLAR CORPORATION                         0.00                 210.36
JOCKEY INTERNATIONAL INC                   0.00               6,205.50
JOHN TYLER ENTERPRISES INC                 0.00              45,071.89
JOHNNY AUSTIN                             42.21                  98.48
JOHNSON, LEE                               0.00               6,300.00
JONES, ANN S                             193.02                 450.38
JS BLANK NECKWEAR                          0.00               1,545.60
JVSP CO LTD                                0.00                 829.32
KAMARA,ZAINAB                          2,100.00               4,900.00
KAMINSKI, JOHN                             1.58                   3.68
KANDAL, CHERYL                             0.00                  11.99
KANSAS POWER & LIGHT                       0.00                  19.54
KATY-GESSNER ASSOCIATES LP             2,562.92               5,980.14
KATZ FOOTWEAR CORP                         0.00                 557.68
KEMPER INSURANCE COMPANIES                 0.00                   0.00
KEMPER INSURANCE COMPANIES                 0.00                   0.00
KENNETH COLE PROD INC                  5,263.76              12,282.11
KENTUCKY OAKS MALL COMPANY               210.00                 490.00
KENTUCKY OAKS MALL COMPANY             4,929.75              11,502.75
KENWOOD TOWNE CENTERE                     76.00                 177.33
KEY INDUSTRIES INC                         8.88                  20.72
KEYSTONE TEXAS PROP HOLDING CR           180.00                 420.00
KEYSTONE-FLORIDA PROP HLDG COR           141.39                 329.91
KH METALS AND SUPPLY                       0.00                  13.58
KIEMLE & HAGOOD COMPANY                  301.10                 702.58
KIMCO OF NEW ENGLAND INC/SEARS             0.00                 323.37
KIMCO OF NEW ENGLAND INC/SEARS             0.00                 355.97
KIMCO OF NEW ENGLAND INC/SEARS             0.00               5,344.20
KIRBY, DERETH                              0.00                   1.91
KOBERSTEIN TRUCKING, INC.                  0.00                  61.77
KOEHNECKE, ROGER L                         0.00               9,127.72
KONYS, JEANETTE                            0.00                   0.00
KUPSKY, STEVEN L                         206.76                 482.44
L & B FIESTA MALL INC                     84.19                 196.44
L & B FIESTA MALL INC                     57.89                 135.07
L & B FIESTA MALL INC                     55.33                 129.10
L & B FIESTA MALL INC                      0.00                   0.00
L & B FIESTA MALL INC                    924.34               2,156.80
L & B FIESTA MALL INC                      0.00                   0.00
LA PLAZA MALL                          4,109.93               9,589.84
LA PLAZA MALL                            186.79                 435.84
LA PLAZA MALL                          3,878.22               9,049.17
LA PLAZA MALL                              0.00                 330.17
LA PLAZA MALL                          3,454.90               8,061.43
LA PLAZA MALL                            491.68               1,147.26
LAFAYETTE CONSOLIDATED GOV'T              11.00                  25.66
LAFAYETTE SQUARE                       2,392.76               5,583.11
LAKE COUNTY DEPT OF UTILITIES              5.54                  12.94
LAKE DIVERSIFIED SERVICES INC             15.25                  35.58
LAKELAND SQUARE                        5,124.77              11,957.80
LAKELAND SQUARE                           98.10                 228.89
LAKELAND SQUARE                           92.57                 215.99
LAKESIDE MALL LP                         145.79                 340.17
LAKESIDE PLUMBING CO., INC.               16.52                  38.55
LAKEVIEW CONSTRUCTION INC                  0.00               1,529.41
LANDOVER MALL LP                           0.00                 420.00
LA-STATE OF LOUISIANA                    102.09                 238.22
LA-PROPERTY TAX BUREAU                     0.00                   7.23
LARGENT, WILLIAM A                         0.00                 482.44
LARK INTERNATIONAL LTD (KOREA)            60.00                 140.00
LARK INTERNATIONAL LTD (KOREA)            65.60                 153.06
LAS CATALINAS CENTER                   5,120.16              11,947.04
LAS CATALINAS CENTER                   6,715.75              15,670.08
LAS VEGAS SHOPPING CENTERS LTD             0.00                   0.00
LA-STATE OF LOUISIANA                     82.31                 192.05
LAUREL CENTRE ASSOCIATES LLC           7,487.26              17,470.27
LEBCON ASSOCIATES                          0.00              15,199.65
LEE COMPANY                               21.88                  51.06
LEIENDEKER, CHARLOTTE                      3.12                   7.29
LEIGH MALL                                 0.00               8,798.21
LEJON INC                                  0.00               1,346.21
LEVI STRAUSS & CO                     19,692.30              45,948.71
LINCOLNWOOD TOWN CENTER                  199.92                 466.49

Legend
A = Reclassed from/to admin
S = Reclssed from/to secured
P = Reclassed from/to priority
corr = Correcting entry

                                            Unsecured Claims At January 15, 2002

                                                                                        INITIAL DISTRUBITION
                                                                                        --------------------
                                                                                     CLAIM TO BE ALLOWED
                                                                                       AS FILED OR AS
                                                                                     OTHERWISE REDUCED
                                                                                       BY COURT ORDER                  ORDER 12
                                                                         FILED CLAIM  CLAIM AMENDMENT OR  REVERSE     (except as
NAME                                                         CLAIM NO.     AMOUNT          AGREEMENT      ESTIMATE       noted)
------------------------------------------------------------------------------------------------------------------------------------
LINCOLNWOOD TOWN CENTER                                       2252-00      103,384.08                    103,384.08   90,856.33
LINCOLNWOOD TOWN CENTER                                       2254-00        4,910.53                      4,910.53    4,877.04
LINCOLNWOOD TOWN CENTER                                       3335-00       59,276.48                     59,276.48   33,776.48
LIQUIDITY SOLUTIONS                                           1479-00       17,997.17     17,997.17
LIQUIDITY SOLUTIONS  - ARTISTIC FASHIONS                      1871-00       17,400.00     16,963.08
LIQUIDITY SOLUTIONS  - KS-SHAWNEE COUNTY TREASURER             603-00        4,694.03                          0.00    4,694.03   P
LIQUIDITY SOLUTIONS  - POTOMAC MILLS LP                       1287-01       99,097.26                     99,097.26
LIQUIDITY SOLUTIONS - BANTA CATALOG GROUP                     1586-00      300,294.20    300,294.20
LIQUIDITY SOLUTIONS - BANTA DIGITAL GROUP                     1587-00       46,407.95     46,407.95
LIQUIDITY SOLUTIONS - ETON COMPANY                             389-00        1,536.00      1,536.00
LIQUIDITY SOLUTIONS INC - ORANGE CITY MILLS                   1288-00      168,957.98                    168,957.98  108,279.20
LIQUIDITY SOLUTIONS INC - ORANGE CITY MILLS                   1289-00      178,484.41                    178,484.41   96,982.17
LIQUIDITY SOLUTIONS INC - ORANGE CITY MILLS                   1290-00      134,733.94                    134,733.94   84,817.59
LIQUIDITY SOLUTIONS, INC                                       868-00       12,023.99     12,023.99
LIQUIDITY SOLUTIONS, INC.                                      239-00       19,098.00     18,122.75
LIQUIDITY SOLUTIONS, INC.                                     1391-00        2,819.19      2,819.19
LITEMOR DISTRIBUTORS (BOSTON)                                 1959-00       36,043.26                     36,043.26        0.00
LIVINGSTON MALL                                               2983-00        2,156.99      2,156.99
LIZ CLAIBORNE INC                                             1672-00       39,092.00     37,092.00
LONG ISLAND LGHTNG CO DBA LIPA                                 466-00       36,077.09                     36,077.09
LONGACRE CAPITAL PARTNERS                                     3970-00        3,296.79      3,296.79
LONGACRE CAPITAL PARTNERS                                     3971-00       33,121.18     33,121.18
LONGACRE CAPITAL PARTNERS                                     3972-00        3,660.30      3,660.30
LONGACRE CAPITAL PARTNERS                                     3973-00       16,847.46     16,847.46
LONGACRE CAPITAL PARTNERS                                     3974-00        4,987.00      4,987.00
LONGACRE CAPITAL PARTNERS                                     3975-00        1,582.51      1,582.51
LONGACRE CAPITAL PARTNERS                                     3976-00       59,913.73     59,913.73
LONGACRE CAPITAL PARTNERS                                     3977-00      107,568.05                    107,568.05   97,251.93
LONGACRE CAPITAL PARTNERS                                     3979-00        6,845.17      6,845.17
LONGACRE CAPTIAL PARTNERS                                     3978-00       33,431.13     33,431.13
LONGACRE MASTER FUND, INC (RHODE ISLAND ASSEMBLY/SCORPIO)      451-00        6,937.74      6,937.74
LONGACRE MASTER FUND                                          1756-00      567,316.74                    567,316.74  534,192.96
LONGACRE MASTER FUND                                          3562-00       18,642.33     15,074.24
LONGACRE MASTER FUND                                          3814-00      109,466.89    109,466.89
LONGACRE MASTER FUND LTD                                       563-00      158,218.33    158,218.33
LONGVIEW MALL                                                 2255-00        3,661.33                      3,661.33       54.31
LONGVIEW MALL                                                 2256-00       46,753.56                     46,753.56   29,753.56
LOOMIS, FARGO & COMPANY                                         92-00          544.74        544.74
LOOMIS, FARGO & COMPANY                                        544-00        2,043.89      2,043.89
LOS ANGELES DEPT OF WATER/POWR                                 676-00        7,573.49                      7,573.49        0.00
LOS CERRITOS LLC                                              2349-00        3,747.73                      3,747.73
LOS CERRITOS LLC                                              2371-00        1,928.99      1,928.99
LOS CERRITOS LLC                                              2376-00        2,572.82                      2,572.82
LOUISVILLE GAS AND ELECTRIC CO                                 251-00        1,079.55      1,079.55
LOW COMPANY INC                                               2499-00       86,166.96                     86,166.96
LUAN INVESTMENT SE                                            2037-00       13,640.21                     13,640.21        0.00
LUAN INVESTMENT SE                                            3205-00       13,640.21                     13,640.21        0.00
LUCCHESE, MARIA                                               3543-00           27.25         27.25
LUND FIRE PRODUCTS COMPANY INC                                 698-00           21.65         21.65
M JACKS FIRE & SAFETY EQ CO                                    707-00           60.99         60.99
MACERICH COMPANY/VINTAGE FAIRE                                2388-01       19,435.31                     19,435.31
MACERICH COMPANY/VINTAGE FAIRE                                2402-01      122,818.86                    122,818.86
MACERICH COMPANY/VINTAGE FAIRE                                2408-01       63,844.12                     63,844.12
MACERICH FAYETTEVILLE LP                                      2397-01       54,719.78                     54,719.78
MACERICH SCG LP-CROSSROADS OK                                 2401-01       67,940.81                     67,940.81
MACERICH SCG LP-CROSSROADS OK                                 2403-01      142,210.64                    142,210.64
MACERICH VALLEY VIEW LP                                       2409-01      129,848.75                    129,848.75
MACERICH VALLEY VIEW LP                                       2410-01      107,636.67                    107,636.67
MACHERICH - LAKEWOOD                                          2400-01       62,780.82                     62,780.82
MACHERICH PRTNRSH LP-RUSHMORE                                 2405-01       74,579.18                     74,579.18
MACHERICH PRTSHP LP-LOS CERRIT                                4285-00       84,073.85                     84,073.85
MACHERICH PRTSHP LP-LOS CERRIT                                4286-00      151,027.16                          0.00             Corr
MACOMB MALL ASSOCIATES LP                                     3102-00       46,312.63     46,312.63
MA-COMMONWEALTH OF MASS                                        559-01        1,896.08                      1,896.08
MA-COMMONWEALTH OF MASS                                        559-02        8,296.94                          0.00    7,840.94   P
MA-COMMONWEALTH OF MASS                                       3377-02        1,259.43                      1,259.43
MADISON SQUARE ASSOCIATES, LTD                                1025-00       68,017.89                     68,017.89   48,854.93
MAKRIS,ANN                                                    3772-00    1,000,000.00                  1,000,000.00
MALL @ BUCKLAND HILLS PARTNER                                  444-00       55,164.90                     55,164.90
MALL @ BUCKLAND HILLS PARTNER                                  769-01       51,223.32                     51,223.32
MALL @ BUCKLAND HILLS PARTNER                                  770-01       91,595.04                     91,595.04
MALL OF AMERICA                                               2267-00      136,947.24     62,707.24                   62,707.24
MALL OF AMERICA                                               2268-00        1,913.99      1,913.99
MALL OF LOUISIANA ASSOCIATES                                  2563-00      137,383.65                    137,383.65
MANHATTEN MALL                                                2270-00      117,000.00                    117,000.00        0.00
MANHATTEN MALL                                                2271-00        3,089.69      3,089.69
MANHATTEN MALL                                                3293-00       28,295.00                     28,295.00
MANJASEK AND MOORE                                            3098-00        4,556.34      2,268.69
MANKATO CITIZENS TELEPHONE CO                                  531-00           19.62         19.62
MANPOWER INC                                                  3920-00        1,444.16      1,444.16
MARAN INC/SQUEEZE                                              390-00        1,560.00      1,560.00
MARGOLIS EDELSTEIN   N                                        2086-00        1,569.30      1,569.30
MARINO, DEE A                                                 1498-11        2,757.00                      2,757.00
MARION PLAZA, INC/EASTWOOD MAL                                4078-00       53,186.56                     35,000.00
MARION PLAZA, INC/EASTWOOD MAL                                4079-00          292.45        292.45
MARION PLAZA, INC/EASTWOOD MAL                                4086-00        3,210.09                      3,210.99        0.00   A
MARION PLAZA, INC/EASTWOOD MAL                                4087-00       18,539.55                     18,539.55
MARKET PLACE SHOPPING CENTER                                  3991-00       16,080.11                     16,080.11    3,286.88
MARKETPLACE, THE                                              1603-00      115,302.05                    115,302.05
MARKETPLACE, THE                                              1605-00      118,598.00    115,503.67
MARKON FOOTWEAR                                               4010-00        1,041.60      1,041.60
                                                                           CURRENT DISTRIBUTION MOTION
                                                                           ---------------------------
                                                  AMENDED CLAIM              CLAIM TO BE ALLOWED AS
                                                FILED BY CREDITOR             FILED OR AS OTHERWISE
                                                OR STOP APPROVED                REDUCED BY COURT
                                                  SINCE INITIAL     TO BE         ORDER, CLAIM                              $.06
                                                  DISTRIBUTION   ALLOWED BY      AMENDMENT OR    RESERVE   TOTAL CLAIM  DISTRIBUTION
                                                     MOTION        TRUSTEE         AGREEMENT     ESTIMATE    RESERVE       PAID
------------------------------------------------------------------------------------------------------------------------------------
LINCOLNWOOD TOWN CENTER                                                            90,856.33                 90,856.33
LINCOLNWOOD TOWN CENTER                                                             4,877.04                  4,877.04
LINCOLNWOOD TOWN CENTER                                                            33,776.48                 33,776.48
LIQUIDITY SOLUTIONS                                                                17,997.17                 17,997.17    1,079.83
LIQUIDITY SOLUTIONS  - ARTISTIC FASHIONS                                           16,963.08                 16,963.08
Liquidity Solutions  - KS-SHAWNEE COUNTY TREASURER                                  4,694.03                  4,694.03      281.64
LIQUIDITY SOLUTIONS  - POTOMAC MILLS LP                                                         99,097.26    99,097.26
LIQUIDITY SOLUTIONS - BANTA CATALOG GROUP                                         300,294.20                300,294.20
LIQUIDITY SOLUTIONS - BANTA DIGITAL GROUP                                          46,407.95                 46,407.95
LIQUIDITY SOLUTIONS - ETON COMPANY                                                  1,536.00                  1,536.00       92.16
LIQUIDITY SOLUTIONS INC - ORANGE CITY MILLS                                       108,279.20                108,279.20
LIQUIDITY SOLUTIONS INC - ORANGE CITY MILLS                                        96,982.17                 96,982.17
LIQUIDITY SOLUTIONS INC - ORANGE CITY MILLS                                        84,817.59                 84,817.59
LIQUIDITY SOLUTIONS, INC                                                           12,023.99                 12,023.99      721.44
LIQUIDITY SOLUTIONS, INC.                                                          18,122.75                 18,122.75    1,087.37
LIQUIDITY SOLUTIONS, INC.                                                           2,819.19                  2,819.19      169.16
LITEMOR DISTRIBUTORS (BOSTON)                                                           0.00                      0.00
LIVINGSTON MALL                                                                     2,156.99                  2,156.99
LIZ CLAIBORNE INC                                                                  37,092.00                 37,092.00    2,225.52
LONG ISLAND LGHTNG CO DBA LIPA                                                                  36,077.09    36,077.09
LONGACRE CAPITAL PARTNERS                                                           3,296.79                  3,296.79      197.81
LONGACRE CAPITAL PARTNERS                                                          33,121.18                 33,121.18    1,987.27
LONGACRE CAPITAL PARTNERS                                                           3,660.30                  3,660.30      219.62
LONGACRE CAPITAL PARTNERS                                                          16,847.46                 16,847.46    1,010.85
LONGACRE CAPITAL PARTNERS                                                           4,987.00                  4,987.00      299.22
LONGACRE CAPITAL PARTNERS                                                           1,582.51                  1,582.51       94.95
LONGACRE CAPITAL PARTNERS                                                          59,913.73                 59,913.73    3,594.82
LONGACRE CAPITAL PARTNERS                                                          97,251.93                 97,251.93
LONGACRE CAPITAL PARTNERS                                                           6,845.17                  6,845.17      410.71
LONGACRE CAPTIAL PARTNERS                                                          33,431.13                 33,431.13    2,005.87
Longacre Master Fund, Inc (RHODE ISLAND ASSEMBLY/SCORPIO)                           6,937.74                  6,937.74      416.26
LONGACRE MASTER FUND                                                              534,192.96                534,192.96   32,051.58
LONGACRE MASTER FUND                                                               15,074.24                 15,074.24      904.46
LONGACRE MASTER FUND                                                              109,466.89                109,466.89    6,568.02
LONGACRE MASTER FUND LTD                                                          158,218.33                158,218.33    9,493.10
LONGVIEW MALL                                                                          54.31                     54.31
LONGVIEW MALL                                                                      29,753.56                 29,753.56
LOOMIS, FARGO & COMPANY                                                               544.74                    544.74
LOOMIS, FARGO & COMPANY                                                             2,043.89                  2,043.89      122.64
LOS ANGELES DEPT OF WATER/POWR                                                          0.00                      0.00
LOS CERRITOS LLC                                                                                 3,747.73     3,747.73
LOS CERRITOS LLC                                                                    1,928.99                  1,928.99
LOS CERRITOS LLC                                                                                 2,572.82     2,572.82
LOUISVILLE GAS AND ELECTRIC CO                                                      1,079.55                  1,079.55
LOW COMPANY INC                                                                                 86,166.96    86,166.96
LUAN INVESTMENT SE                                                                      0.00                      0.00
LUAN INVESTMENT SE                                                                      0.00                      0.00
LUCCHESE, MARIA                                                                        27.25                     27.25        1.64
LUND FIRE PRODUCTS COMPANY INC                                                         21.65                     21.65
M JACKS FIRE & SAFETY EQ CO                                                            60.99                     60.99
MACERICH COMPANY/VINTAGE FAIRE                                                                  19,435.31    19,435.31
MACERICH COMPANY/VINTAGE FAIRE                                                                 122,818.86   122,818.86
MACERICH COMPANY/VINTAGE FAIRE                                         63,844.12   63,844.12                 63,844.12    3,830.65
MACERICH FAYETTEVILLE LP                                                                        54,719.78    54,719.78
MACERICH SCG LP-CROSSROADS OK                                          67,940.81   67,940.81                 67,940.81    4,076.45
MACERICH SCG LP-CROSSROADS OK                                                                  142,210.64   142,210.64
MACERICH VALLEY VIEW LP                                                                        129,848.75   129,848.75
MACERICH VALLEY VIEW LP                                                                        107,636.67   107,636.67
MACHERICH - LAKEWOOD                                                                            62,780.82    62,780.82
MACHERICH PRTNRSH LP-RUSHMORE                                                                   74,579.18    74,579.18
MACHERICH PRTSHP LP-LOS CERRIT                                                                  84,073.85    84,073.85
MACHERICH PRTSHP LP-LOS CERRIT                                                                 151,027.16   151,027.16
MACOMB MALL ASSOCIATES LP                                                          46,312.63                 46,312.63    2,778.76
MA-COMMONWEALTH OF MASS                                                                          1,896.08     1,896.08
MA-COMMONWEALTH OF MASS                                                             7,840.94                  7,840.94      470.45
MA-COMMONWEALTH OF MASS                                                                          1,259.43     1,259.43
MADISON SQUARE ASSOCIATES, LTD                              35,000.00              48,854.93                 48,854.93    2,931.29
MAKRIS,ANN                                                                         35,000.00                 35,000.00
MALL @ BUCKLAND HILLS PARTNER                                                                   55,164.90    55,164.90
MALL @ BUCKLAND HILLS PARTNER                                                                   51,223.32    51,223.32
MALL @ BUCKLAND HILLS PARTNER                                                                   91,595.04    91,595.04
MALL OF AMERICA                                                                    62,707.24                 62,707.24
MALL OF AMERICA                                                                     1,913.99                  1,913.99
MALL OF LOUISIANA ASSOCIATES                                           137,383.65 137,383.65                137,383.65
MANHATTEN MALL                                                                          0.00                      0.00
MANHATTEN MALL                                                                      3,089.69                  3,089.69
MANHATTEN MALL                                                                                  28,295.00    28,295.00
MANJASEK AND MOORE                                                                  2,268.69                  2,268.69      136.12
MANKATO CITIZENS TELEPHONE CO                                                          19.62                     19.62
MANPOWER INC                                                                        1,444.16                  1,444.16
MARAN INC/SQUEEZE                                                                   1,560.00                  1,560.00
MARGOLIS EDELSTEIN   N                                                              1,569.30                  1,569.30       94.16
MARINO, DEE A                                                            2,757.00   2,757.00                  2,757.00      165.42
MARION PLAZA, INC/EASTWOOD MAL                                                                  35,000.00    35,000.00
MARION PLAZA, INC/EASTWOOD MAL                                                        292.45                    292.45       17.55
MARION PLAZA, INC/EASTWOOD MAL                                                          0.00                      0.00
MARION PLAZA, INC/EASTWOOD MAL                                                                  18,539.55    18,539.55
MARKET PLACE SHOPPING CENTER                                                        3,286.88                  3,286.88      197.21
MARKETPLACE, THE                                                                               115,302.05   115,302.05
MARKETPLACE, THE                                                                  115,503.67                115,503.67
MARKON FOOTWEAR                                                                     1,041.60                  1,041.60

                                                                                        $.14   CURRENT
                                                              $.06  DISTRIBUTION          DISTRIBUTION
                                                             RESERVE, IF NOT PAID,     RESERVE, BASED ON,
                                                               BASED ON CURRENT             CURRENT
                                                             DISTRIBUTION MOTION      DISTRIBUTION MOTION
                                                                CLAIM RESERVE           CLAIM RESERVE
---------------------------------------------------------------------------------------------------------
LINCOLNWOOD TOWN CENTER                                               5,451.38           12,719.89
LINCOLNWOOD TOWN CENTER                                                 292.62              682.79
LINCOLNWOOD TOWN CENTER                                               2,026.59            4,728.71
LIQUIDITY SOLUTIONS                                                       0.00            2,519.60
LIQUIDITY SOLUTIONS  - ARTISTIC FASHIONS                              1,017.78            2,374.83
Liquidity Solutions  - KS-SHAWNEE COUNTY TREASURER                        0.00              657.16
LIQUIDITY SOLUTIONS  - POTOMAC MILLS LP                               5,945.84           13,873.62
LIQUIDITY SOLUTIONS - BANTA CATALOG GROUP                            18,017.65           42,041.19
LIQUIDITY SOLUTIONS - BANTA DIGITAL GROUP                             2,784.48            6,497.11
LIQUIDITY SOLUTIONS - ETON COMPANY                                        0.00              215.04
LIQUIDITY SOLUTIONS INC - ORANGE CITY MILLS                           6,496.75           15,159.09
LIQUIDITY SOLUTIONS INC - ORANGE CITY MILLS                           5,818.93           13,577.50
LIQUIDITY SOLUTIONS INC - ORANGE CITY MILLS                           5,089.06           11,874.46
LIQUIDITY SOLUTIONS, INC                                                  0.00            1,683.36
LIQUIDITY SOLUTIONS, INC.                                                 0.00            2,537.19
LIQUIDITY SOLUTIONS, INC.                                                 0.00              394.69
LITEMOR DISTRIBUTORS (BOSTON)                                             0.00                0.00
LIVINGSTON MALL                                                         129.42              301.98
LIZ CLAIBORNE INC                                                         0.00            5,192.88
LONG ISLAND LGHTNG CO DBA LIPA                                        2,164.63            5,050.79
LONGACRE CAPITAL PARTNERS                                                 0.00              461.55
LONGACRE CAPITAL PARTNERS                                                 0.00            4,636.97
LONGACRE CAPITAL PARTNERS                                                 0.00              512.44
LONGACRE CAPITAL PARTNERS                                                 0.00            2,358.64
LONGACRE CAPITAL PARTNERS                                                 0.00              698.18
LONGACRE CAPITAL PARTNERS                                                 0.00              221.55
LONGACRE CAPITAL PARTNERS                                                 0.00            8,387.92
LONGACRE CAPITAL PARTNERS                                             5,835.12           13,615.27
LONGACRE CAPITAL PARTNERS                                                 0.00              958.32
LONGACRE CAPTIAL PARTNERS                                                 0.00            4,680.36
Longacre Master Fund, Inc (RHODE ISLAND ASSEMBLY/SCORPIO)                 0.00              971.28
LONGACRE MASTER FUND                                                      0.00           74,787.01
LONGACRE MASTER FUND                                                      0.00            2,110.39
LONGACRE MASTER FUND                                                      0.00           15,325.36
LONGACRE MASTER FUND LTD                                                  0.00           22,150.57
LONGVIEW MALL                                                             3.26                7.60
LONGVIEW MALL                                                         1,785.21            4,165.50
LOOMIS, FARGO & COMPANY                                                  32.68               76.26
LOOMIS, FARGO & COMPANY                                                   0.00              286.14
LOS ANGELES DEPT OF WATER/POWR                                            0.00                0.00
LOS CERRITOS LLC                                                        224.86              524.68
LOS CERRITOS LLC                                                        115.74              270.06
LOS CERRITOS LLC                                                        154.37              360.19
LOUISVILLE GAS AND ELECTRIC CO                                           64.77              151.14
LOW COMPANY INC                                                       5,170.02           12,063.37
LUAN INVESTMENT SE                                                        0.00                0.00
LUAN INVESTMENT SE                                                        0.00                0.00
LUCCHESE, MARIA                                                           0.00                3.82
LUND FIRE PRODUCTS COMPANY INC                                            1.30                3.03
M JACKS FIRE & SAFETY EQ CO                                               3.66                8.54
MACERICH COMPANY/VINTAGE FAIRE                                        1,166.12            2,720.94
MACERICH COMPANY/VINTAGE FAIRE                                        7,369.13           17,194.64
MACERICH COMPANY/VINTAGE FAIRE                                            0.00            8,938.18
MACERICH FAYETTEVILLE LP                                              3,283.19            7,660.77
MACERICH SCG LP-CROSSROADS OK                                             0.00            9,511.71
MACERICH SCG LP-CROSSROADS OK                                         8,532.64           19,909.49
MACERICH VALLEY VIEW LP                                               7,790.93           18,178.83
MACERICH VALLEY VIEW LP                                               6,458.20           15,069.13
MACHERICH - LAKEWOOD                                                  3,766.85            8,789.31
MACHERICH PRTNRSH LP-RUSHMORE                                         4,474.75           10,441.09
MACHERICH PRTSHP LP-LOS CERRIT                                        5,044.43           11,770.34
MACHERICH PRTSHP LP-LOS CERRIT                                        9,061.63           21,143.80
MACOMB MALL ASSOCIATES LP                                                 0.00            6,483.77
MA-COMMONWEALTH OF MASS                                                 113.76              265.45
MA-COMMONWEALTH OF MASS                                                   0.00            1,097.73
MA-COMMONWEALTH OF MASS                                                  75.57              176.32
MADISON SQUARE ASSOCIATES, LTD                                            0.00            6,839.69
MAKRIS,ANN                                                            2,100.00            4,900.00
MALL @ BUCKLAND HILLS PARTNER                                         3,309.89            7,723.09
MALL @ BUCKLAND HILLS PARTNER                                         3,073.40            7,171.26
MALL @ BUCKLAND HILLS PARTNER                                         5,495.70           12,823.31
MALL OF AMERICA                                                       3,762.43            8,779.01
MALL OF AMERICA                                                         114.84              267.96
MALL OF LOUISIANA ASSOCIATES                                          8,243.02           19,233.71
MANHATTEN MALL                                                            0.00                0.00
MANHATTEN MALL                                                          185.38              432.56
MANHATTEN MALL                                                        1,697.70            3,961.30
MANJASEK AND MOORE                                                        0.00              317.62
MANKATO CITIZENS TELEPHONE CO                                             1.18                2.75
MANPOWER INC                                                             86.65              202.18
MARAN INC/SQUEEZE                                                        93.60              218.40
MARGOLIS EDELSTEIN   N                                                    0.00              219.70
MARINO, DEE A                                                             0.00              385.98
MARION PLAZA, INC/EASTWOOD MAL                                        2,100.00            4,900.00
MARION PLAZA, INC/EASTWOOD MAL                                            0.00               40.94
MARION PLAZA, INC/EASTWOOD MAL                                            0.00                0.00
MARION PLAZA, INC/EASTWOOD MAL                                        1,112.37            2,595.54
MARKET PLACE SHOPPING CENTER                                              0.00              460.16
MARKETPLACE, THE                                                      6,918.12           16,142.29
MARKETPLACE, THE                                                      6,930.22           16,170.51
MARKON FOOTWEAR                                                          62.50              145.82

Legend
A = Reclassed from/to admin
S = Reclssed from/to secured
P = Reclassed from/to priority
corr = Correcting entry

                                            Unsecured Claims At January 15, 2002

                                                                                        INITIAL DISTRUBITION
                                                                                        --------------------

                                                                                     CLAIM TO BE ALLOWED
                                                                                       AS FILED OR AS
                                                                                     OTHERWISE REDUCED
                                                                                       BY COURT ORDER                  ORDER 12
                                                                         FILED CLAIM  CLAIM AMENDMENT OR  REVERSE     (except as
NAME                                                         CLAIM NO.     AMOUNT          AGREEMENT      ESTIMATE       noted)
------------------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS ELECTRIC                                        4150-00        4,445.80      4,445.80
MAYFLOWER TRANSIT                                             3216-00       18,469.15      5,902.54
MCCAIN MALL                                                    981-00        9,159.93                      9,159.93
MCCAIN MALL                                                    994-00       48,439.92                     48,439.92   21,835.08
MCCAIN MALL                                                   2982-00        2,609.70      2,609.70
MELBOURNE MFG CO                                               869-00       13,390.70     13,390.70
MELCHIOR, LOUIS AND BERTHA                                    2129-11      201,881.00    157,000.00
MELCHIOR, LOUIS AND BERTHA                                    2130-00      453,708.98                    453,708.98        0.00
MEMPHIS LIGHT GAS AND WATER DI                                 355-00        8,866.01      4,669.89
MEMPHIS LIGHT GAS AND WATER DI                                3243-00        4,638.82                      4,638.82
MENLO PARK MALL                                               2273-00      108,504.24                    108,504.24   86,049.20
MENLO PARK MALL                                               4185-00        8,961.22                      8,961.22
MERCANTILE BUSINESS CREDIT INC                                1709-00       32,257.05                     32,257.05        0.00
MERIDEN SQUARE PARTNERSHIP                                    2352-00       61,447.68                     61,447.68
MERIDEN SQUARE PARTNERSHIP                                    2361-00        1,401.00                      1,401.00
MERIDIAN MALL                                                 1031-00      135,778.88                    135,778.88
METAL BY DIMENSION LTD.                                       1043-00          562.00        562.00
METAL BY DIMENSION LTD.                                       1044-00      193,109.37    175,000.00
METRO DOOR                                                    1502-00        8,000.72      8,000.72
METROCENTER (AZ)                                               405-00        1,775.57                      1,775.57    1,521.86
METROCENTER (AZ)                                               407-00        1,491.71      1,491.71
METROCENTER (AZ)                                              2626-00       46,889.06                     46,889.06
METROCENTER (AZ)                                              2634-00       71,854.92                     71,854.92   22,364.52
METROCENTER MALL                                              3305-00      130,443.60                    130,443.60
METROPOLITAN SEWER DISTRICT                                   1564-00          537.49        537.49
MG RUSH SYSTEMS INC                                           3581-00        5,000.00      5,000.00
MIAMI-DADE WATER & SEWER DEPT                                  723-00          731.89        731.89
MI-CITY OF ANN ARBOR                                          1775-00          175.65                          0.00      175.65   P
MID AMERICAN ENERGY CO                                         597-00        1,884.34      1,884.34
MILFORD HOSPITAL                                               439-00          254.62        254.62
MILLCREEK MALL - CAFARO CO.                                    458-00        1,425.30      1,425.30
MILLCREEK MALL - CAFARO CO.                                   4082-00        6,208.16                      6,208.16
MILLCREEK MALL - CAFARO CO.                                   4083-00       49,048.74                     25,000.00
MILLCREEK MALL - CAFARO CO.                                   4088-00       57,599.17     15,000.00       57,599.17   15,000.00 Corr
MILLER, C.W. RUS                                              3271-00          150.00        150.00
MILLOFF, BLANCA                                               3740-00       32,000.00                     32,000.00        0.00
MILWAUKEE GOLF DEV CO LLC                                     1141-00       92,248.04                     92,248.04
MILWAUKEE GOLF DEV CO LLC                                     1147-01        1,310.21                      1,310.21
MISSION VALLEY PARTNERSHIP                                    2362-00      147,036.45                    147,036.45
MISSION VALLEY PARTNERSHIP                                    2373-00       26,645.47     26,645.47
MISSISSIPPI POWER CO                                          3658-00          720.98        720.98
MISSOURI GAS ENERGY                                           3828-00          127.32        127.32
MI-STATE REVENUE DIVISION                                      447-00       40,097.63                     40,097.63
MI-STATE REVENUE DIVISION                                     4132-00       42,620.53                     42,620.53
MITCHEM, DERON L                                              2502-00        3,000.00                      3,000.00
MITZI INTERNATIONAL                                            114-00       59,973.00     49,298.25
MLM REAL ESTATE LIMITED                                       1623-00       91,602.74                     91,602.74
MLM REAL ESTATE LIMITED                                       1625-00        2,141.27      2,141.27
MLM REAL ESTATE LIMITED                                       1626-00      114,490.20                    114,490.20
MLM REAL ESTATE LIMITED                                       1630-00       64,665.54                     64,665.54
MMG CORP                                                       812-00       39,500.00     38,480.00
MNH MALL LLC/MALL NEW HAMPSHIR                                 956-00      109,029.29     44,885.32                   44,885.32
MO-CITY OF KANSAS CITY                                        3833-02           98.15                         98.15        0.00
MO-CITY OF WASHINGTON                                         4311-00          533.49        533.49
MOHR RETAIL LEARNING SYSTEMS I                                3712-00          183.00        183.00
MONROEVILLE MALL/SCM                                           578-00       91,015.43                     91,015.43
MONTEFUSCO, RICHARD D                                         3388-00           50.00         50.00
MONTEHIEDRA TOWN CENTER                                       2094-00       60,282.47                     60,282.47
MONTEHIEDRA TOWN CENTER                                       2095-00       60,282.47      4,530.41                    4,530.41
MONTGOMERY COUNTY SANITARY                                     748-00          157.13        157.13
MONTGOMERY MALL ASSOC LTD PTNR                                 639-01       11,159.24     11,159.24
MORALES, LUIS                                                  253-00       22,511.34                     22,511.34        0.00
MORGAN, LEWIS & BOCKIUS LLP                                    233-00        3,148.06      3,148.06
MORRISSEY, WILLIAM                                            3275-00           45.00         45.00
MORROW-MEADOWS CORP.                                          3481-00          965.00        965.00
MOTION INDUSTRIES, INC.                                       1521-00          428.60        428.60
MOTION INDUSTRIES, INC.                                       3742-00          428.60        428.60
MOUTON, CELEKA E                                              3966-00        3,286.11                      3,286.11        0.00
MR WINDOW & CO                                                 719-00           45.00         45.00
MSC INDUSTRIAL SUPPLY CO                                       448-00           53.49         53.49
MYSZAK, TIMOTHY                                               3693-00        1,400.00                      1,400.00        0.00
N A REALTY TRUST                                               949-00       71,147.69     71,147.69
N A REALTY TRUST                                               950-00       62,486.70     62,486.70
N RIVERSIDE PARK/URBAN RETAIL                                 2420-01       86,829.85                     86,829.85
N RIVERSIDE PARK/URBAN RETAIL                                 2421-01       93,987.50                     93,987.50
N RIVERSIDE PARK/URBAN RETAIL                                 2422-01      105,258.70                    105,258.70
NARRAGANSETT ELECTRIC COMPANY                                  101-00          571.02        571.02
NASHVILLE ELECTRIC SERVICE                                     513-00          801.04        801.04
NATHAN ADEKOYA                                                3726-00           48.33         48.33
NATICK LP                                                     1171-00       96,465.96                     96,465.96   94,944.24
NATIONAL CLOTHIER SUPPLY                                      3819-00          309.50        309.50
NATIONAL FUEL GAS DIST CORP                                    322-00          659.32        659.32
NATIONAL GLASS & GATE SERVICE,                                 241-00      180,622.89                    180,622.89
NATIONAL LOSS CONTROL SERVICE                                 3096-00        1,417.00      1,417.00
NATIONAL MALL MONITOR                                         3100-00          260.00        260.00
NATIONAL MALL MONITOR                                         3101-00          639.00        639.00
NATIONAL MALL MONITOR                                         3114-00          270.00        270.00
NATIONSBANC COMMERCIAL CORP                                    415-00        9,741.14      9,741.14
NATIONWIDE LIGHTING &                                         1064-00        1,020.78      1,020.78
NC-FORSYTH COUNTY                                             3656-00           13.17                         13.17
NC-HENDERSON COUNTY                                           3169-01          222.51                          0.00      222.51   S
NEW BALANCE                                                    328-00       94,991.77     50,097.23
                                                               CURRENT DISTRIBUTION MOTION
                                                               ---------------------------
                                      AMENDED CLAIM              CLAIM TO BE ALLOWED AS
                                    FILED BY CREDITOR             FILED OR AS OTHERWISE
                                    OR STOP APPROVED                REDUCED BY COURT
                                      SINCE INITIAL     TO BE         ORDER, CLAIM                                         $.06
                                      DISTRIBUTION   ALLOWED BY      AMENDMENT OR     RESERVE       TOTAL CLAIM        DISTRIBUTION
                                         MOTION        TRUSTEE         AGREEMENT      ESTIMATE        RESERVE              PAID
------------------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS ELECTRIC                                                  4,445.80                        4,445.80            266.74
MAYFLOWER TRANSIT                                                       5,902.54                        5,902.54
MCCAIN MALL                                                                            9,159.93         9,159.93
MCCAIN MALL                                                            21,835.08                       21,835.08
MCCAIN MALL                                                             2,609.70                        2,609.70
MELBOURNE MFG CO                                                       13,390.70                       13,390.70            803.44
MELCHIOR, LOUIS AND BERTHA             157,000.00                     157,000.00                      157,000.00          9,420.00
MELCHIOR, LOUIS AND BERTHA                                                  0.00                            0.00
MEMPHIS LIGHT GAS AND WATER DI                                          4,669.89                        4,669.89            280.20
MEMPHIS LIGHT GAS AND WATER DI                         4,638.82         4,638.82                        4,638.82            278.33
MENLO PARK MALL                                                        86,049.20                       86,049.20
MENLO PARK MALL                                                                        8,961.22         8,961.22
MERCANTILE BUSINESS CREDIT INC                                              0.00                            0.00
MERIDEN SQUARE PARTNERSHIP                                                            61,447.68        61,447.68
MERIDEN SQUARE PARTNERSHIP                 750.00                         750.00                          750.00
MERIDIAN MALL                                        135,778.88       135,778.88                      135,778.88          8,146.73
METAL BY DIMENSION LTD.                                                   562.00                          562.00             33.72
METAL BY DIMENSION LTD.                                               175,000.00                      175,000.00         10,500.00
METRO DOOR                                                              8,000.72                        8,000.72            480.04
METROCENTER (AZ)                                                        1,521.86                        1,521.86
METROCENTER (AZ)                                                        1,491.71                        1,491.71
METROCENTER (AZ)                                                                      46,889.06        46,889.06
METROCENTER (AZ)                                                       22,364.52                       22,364.52
METROCENTER MALL                                     130,443.60       130,443.60                      130,443.60          7,826.61
METROPOLITAN SEWER DISTRICT                                               537.49                          537.49             32.25
MG RUSH SYSTEMS INC                                                     5,000.00                        5,000.00            300.00
MIAMI-DADE WATER & SEWER DEPT                                             731.89                          731.89
MI-CITY OF ANN ARBOR                                                      175.65                          175.65             10.54
MID AMERICAN ENERGY CO                                                  1,884.34                        1,884.34            113.06
MILFORD HOSPITAL                                                          254.62                          254.62
MILLCREEK MALL - CAFARO CO.                                             1,425.30                        1,425.30             85.52
MILLCREEK MALL - CAFARO CO.                                                            6,208.16         6,208.16
MILLCREEK MALL - CAFARO CO.                                                           25,000.00        25,000.00
MILLCREEK MALL - CAFARO CO.                                            15,000.00                       15,000.00
MILLER, C.W. RUS                                                          150.00                          150.00              9.00
MILLOFF, BLANCA                                                             0.00                            0.00
MILWAUKEE GOLF DEV CO LLC                             92,248.04        92,248.04                       92,248.04          5,534.88
MILWAUKEE GOLF DEV CO LLC                              1,310.21         1,310.21                        1,310.21             78.61
MISSION VALLEY PARTNERSHIP                                                           147,036.45       147,036.45
MISSION VALLEY PARTNERSHIP                                             26,645.47                       26,645.47
MISSISSIPPI POWER CO                                                      720.98                          720.98             43.26
MISSOURI GAS ENERGY                                                       127.32                          127.32
MI-STATE REVENUE DIVISION                                                             40,097.63        40,097.63
MI-STATE REVENUE DIVISION                                                             42,620.53        42,620.53
MITCHEM, DERON L                                                                       3,000.00         3,000.00
MITZI INTERNATIONAL                                                    49,298.25                       49,298.25
MLM REAL ESTATE LIMITED                                                               91,602.74        91,602.74
MLM REAL ESTATE LIMITED                                                 2,141.27                        2,141.27
MLM REAL ESTATE LIMITED                                                              114,490.20       114,490.20
MLM REAL ESTATE LIMITED                                                               64,665.54        64,665.54
MMG CORP                                                               38,480.00                       38,480.00
MNH MALL LLC/MALL NEW HAMPSHIR                                         44,885.32                       44,885.32
MO-CITY OF KANSAS CITY                                                      0.00                            0.00
MO-CITY OF WASHINGTON                                                     533.49                          533.49             32.01
MOHR RETAIL LEARNING SYSTEMS I                                            183.00                          183.00             10.98
MONROEVILLE MALL/SCM                                                                  91,015.43        91,015.43
MONTEFUSCO, RICHARD D                                                      50.00                           50.00
MONTEHIEDRA TOWN CENTER                                                               60,282.47        60,282.47
MONTEHIEDRA TOWN CENTER                                                 4,530.41                        4,530.41
MONTGOMERY COUNTY SANITARY                                                157.13                          157.13
MONTGOMERY MALL ASSOC LTD PTNR                                         11,159.24                       11,159.24            669.56
MORALES, LUIS                                                               0.00                            0.00
MORGAN, LEWIS & BOCKIUS LLP                                             3,148.06                        3,148.06            188.88
MORRISSEY, WILLIAM                                                         45.00                           45.00              2.70
MORROW-MEADOWS CORP.                                                      965.00                          965.00             57.90
MOTION INDUSTRIES, INC.                                                   428.60                          428.60
MOTION INDUSTRIES, INC.                                                   428.60                          428.60
MOUTON, CELEKA E                                                            0.00                            0.00
MR WINDOW & CO                                                             45.00                           45.00
MSC INDUSTRIAL SUPPLY CO                                                   53.49                           53.49              3.21
MYSZAK, TIMOTHY                                                             0.00                            0.00
N A REALTY TRUST                                                       71,147.69                       71,147.69
N A REALTY TRUST                                                       62,486.70                       62,486.70
N RIVERSIDE PARK/URBAN RETAIL                         86,829.85        86,829.85                       86,829.85
N RIVERSIDE PARK/URBAN RETAIL                                                         93,987.50        93,987.50
N RIVERSIDE PARK/URBAN RETAIL                        105,258.70       105,258.70                      105,258.70
NARRAGANSETT ELECTRIC COMPANY                                             571.02                          571.02             34.26
NASHVILLE ELECTRIC SERVICE                                                801.04                          801.04             48.07
NATHAN ADEKOYA                                                             48.33                           48.33
NATICK LP                                                              94,944.24                       94,944.24          5,696.65
NATIONAL CLOTHIER SUPPLY                                                  309.50                          309.50             18.57
NATIONAL FUEL GAS DIST CORP                                               659.32                          659.32
NATIONAL GLASS & GATE SERVICE,                                                       180,622.89       180,622.89
NATIONAL LOSS CONTROL SERVICE                                           1,417.00                        1,417.00
NATIONAL MALL MONITOR                                                     260.00                          260.00
NATIONAL MALL MONITOR                                                     639.00                          639.00
NATIONAL MALL MONITOR                                                     270.00                          270.00
NATIONSBANC COMMERCIAL CORP                                             9,741.14                        9,741.14            584.47
NATIONWIDE LIGHTING &                                                   1,020.78                        1,020.78
NC-FORSYTH COUNTY                                         13.17            13.17                           13.17
NC-HENDERSON COUNTY                                                       222.51                          222.51
NEW BALANCE                                                            50,097.23                       50,097.23          3,005.83
                                                                $.14   CURRENT
                                      $.06  DISTRIBUTION          DISTRIBUTION
                                     RESERVE, IF NOT PAID,     RESERVE, BASED ON,
                                       BASED ON CURRENT             CURRENT
                                     DISTRIBUTION MOTION      DISTRIBUTION MOTION
                                        CLAIM RESERVE           CLAIM RESERVE
---------------------------------------------------------------------------------------------------------
MASSACHUSETTS ELECTRIC                            0.00              622.41
MAYFLOWER TRANSIT                               354.15              826.36
MCCAIN MALL                                     549.60            1,282.39
MCCAIN MALL                                   1,310.10            3,056.91
MCCAIN MALL                                     156.58              365.36
MELBOURNE MFG CO                                  0.00            1,874.70
MELCHIOR, LOUIS AND BERTHA                        0.00           21,980.00
MELCHIOR, LOUIS AND BERTHA                        0.00                0.00
MEMPHIS LIGHT GAS AND WATER DI                    0.00              653.78
MEMPHIS LIGHT GAS AND WATER DI                    0.00              649.43
MENLO PARK MALL                               5,162.95           12,046.89
MENLO PARK MALL                                 537.67            1,254.57
MERCANTILE BUSINESS CREDIT INC                    0.00                0.00
MERIDEN SQUARE PARTNERSHIP                    3,686.86            8,602.68
MERIDEN SQUARE PARTNERSHIP                       45.00              105.00
MERIDIAN MALL                                     0.00           19,009.04
METAL BY DIMENSION LTD.                           0.00               78.68
METAL BY DIMENSION LTD.                           0.00           24,500.00
METRO DOOR                                        0.00            1,120.10
METROCENTER (AZ)                                 91.31              213.06
METROCENTER (AZ)                                 89.50              208.84
METROCENTER (AZ)                              2,813.34            6,564.47
METROCENTER (AZ)                              1,341.87            3,131.03
METROCENTER MALL                                  0.00           18,262.10
METROPOLITAN SEWER DISTRICT                       0.00               75.25
MG RUSH SYSTEMS INC                               0.00              700.00
MIAMI-DADE WATER & SEWER DEPT                    43.91              102.46
MI-CITY OF ANN ARBOR                              0.00               24.59
MID AMERICAN ENERGY CO                            0.00              263.81
MILFORD HOSPITAL                                 15.28               35.65
MILLCREEK MALL - CAFARO CO.                       0.00              199.54
MILLCREEK MALL - CAFARO CO.                     372.49              869.14
MILLCREEK MALL - CAFARO CO.                   1,500.00            3,500.00
MILLCREEK MALL - CAFARO CO.                     900.00            2,100.00
MILLER, C.W. RUS                                  0.00               21.00
MILLOFF, BLANCA                                   0.00                0.00
MILWAUKEE GOLF DEV CO LLC                         0.00           12,914.73
MILWAUKEE GOLF DEV CO LLC                         0.00              183.43
MISSION VALLEY PARTNERSHIP                    8,822.19           20,585.10
MISSION VALLEY PARTNERSHIP                    1,598.73            3,730.37
MISSISSIPPI POWER CO                              0.00              100.94
MISSOURI GAS ENERGY                               7.64               17.82
MI-STATE REVENUE DIVISION                     2,405.86            5,613.67
MI-STATE REVENUE DIVISION                     2,557.23            5,966.87
MITCHEM, DERON L                                180.00              420.00
MITZI INTERNATIONAL                           2,957.90            6,901.76
MLM REAL ESTATE LIMITED                       5,496.16           12,824.38
MLM REAL ESTATE LIMITED                         128.48              299.78
MLM REAL ESTATE LIMITED                       6,869.41           16,028.63
MLM REAL ESTATE LIMITED                       3,879.93            9,053.18
MMG CORP                                      2,308.80            5,387.20
MNH MALL LLC/MALL NEW HAMPSHIR                2,693.12            6,283.94
MO-CITY OF KANSAS CITY                            0.00                0.00
MO-CITY OF WASHINGTON                             0.00               74.69
MOHR RETAIL LEARNING SYSTEMS I                    0.00               25.62
MONROEVILLE MALL/SCM                          5,460.93           12,742.16
MONTEFUSCO, RICHARD D                             3.00                7.00
MONTEHIEDRA TOWN CENTER                       3,616.95            8,439.55
MONTEHIEDRA TOWN CENTER                         271.82              634.26
MONTGOMERY COUNTY SANITARY                        9.43               22.00
MONTGOMERY MALL ASSOC LTD PTNR                    0.00            1,562.29
MORALES, LUIS                                     0.00                0.00
MORGAN, LEWIS & BOCKIUS LLP                       0.00              440.73
MORRISSEY, WILLIAM                                0.00                6.30
MORROW-MEADOWS CORP.                              0.00              135.10
MOTION INDUSTRIES, INC.                          25.72               60.00
MOTION INDUSTRIES, INC.                          25.72               60.00
MOUTON, CELEKA E                                  0.00                0.00
MR WINDOW & CO                                    2.70                6.30
MSC INDUSTRIAL SUPPLY CO                          0.00                7.49
MYSZAK, TIMOTHY                                   0.00                0.00
N A REALTY TRUST                              4,268.86            9,960.68
N A REALTY TRUST                              3,749.20            8,748.14
N RIVERSIDE PARK/URBAN RETAIL                 5,209.79           12,156.18
N RIVERSIDE PARK/URBAN RETAIL                 5,639.25           13,158.25
N RIVERSIDE PARK/URBAN RETAIL                 6,315.52           14,736.22
NARRAGANSETT ELECTRIC COMPANY                     0.00               79.94
NASHVILLE ELECTRIC SERVICE                        0.00              112.15
NATHAN ADEKOYA                                    2.90                6.77
NATICK LP                                         0.00           13,292.19
NATIONAL CLOTHIER SUPPLY                          0.00               43.33
NATIONAL FUEL GAS DIST CORP                      39.56               92.30
NATIONAL GLASS & GATE SERVICE,               10,837.37           25,287.20
NATIONAL LOSS CONTROL SERVICE                    85.02              198.38
NATIONAL MALL MONITOR                            15.60               36.40
NATIONAL MALL MONITOR                            38.34               89.46
NATIONAL MALL MONITOR                            16.20               37.80
NATIONSBANC COMMERCIAL CORP                       0.00            1,363.76
NATIONWIDE LIGHTING &                            61.25              142.91
NC-FORSYTH COUNTY                                 0.79                1.84
NC-HENDERSON COUNTY                              13.35               31.15
NEW BALANCE                                       0.00            7,013.61

Legend
A = Reclassed from/to admin
S = Reclssed from/to secured
P = Reclassed from/to priority
corr = Correcting entry

                                            Unsecured Claims At January 15, 2002

                                                                                     INITIAL DISTRUBITION
                                                                                     --------------------

                                                                                  CLAIM TO BE ALLOWED
                                                                                    AS FILED OR AS
                                                                                  OTHERWISE REDUCED
                                                                                    BY COURT ORDER                  ORDER 12
                                                                      FILED CLAIM  CLAIM AMENDMENT OR  REVERSE     (except as
NAME                                                      CLAIM NO.     AMOUNT          AGREEMENT      ESTIMATE       noted)
--------------------------------------------------------------------------------------------------------------------------------
NEW CASTLE ASSOCIATES/CHRISTIA                               84-00       10,928.10                      10,928.10    3,811.41
NEW MARKET HARDWARE COMPANY                                 538-00          319.00          319.00
NEW ORLEANS RIVERWALK ASSOCIAT                             2954-00      136,409.08                     136,409.08
NEWPORT CENTER                                             2280-00      221,815.56      167,843.41                 167,843.41
NEXTEL COMMUNICATIONS                                       192-00        1,956.34        1,956.34
NH-STATE OF NEW HAMPSHIRE                                  3451-00          871.98          871.98
NIAGARA MOHAWK POWER CORPORATI                              356-00        1,141.47        1,141.47
NIAGARA MOHAWK POWER CORPORATI                              361-00           24.22           24.22
NIAGARA MOHAWK POWER CORPORATI                              362-00        1,353.56        1,353.56
NICKEL, DAVID                                              2834-00      750,000.00                     750,000.00
NICOR GAS                                                   440-00          581.88          581.88
NJ-STATE OF NEW JERSEY                                     3867-00       55,893.52                           0.00   20,000.00   P
NORTH CHARLESTON JOINT VENTURE                              791-00       56,777.04       34,514.15                  34,514.14
NORTH EAST MALL                                            2282-00       24,150.24        4,150.24                   4,150.24
NORTH EAST MALL                                            2284-00        5,815.49                       5,815.49
NORTH EAST MALL                                            2986-00        1,717.29                       1,717.29      880.58
NORTH LITTLE ROCK WATER                                     334-00           14.13           14.13
NORTHERN INDIANA PUBLIC SERV C                              108-00          129.74          129.74
NORTHERN VIRGINIA ELECTRIC                                 3659-00          248.51          248.51
NORTHFIELD SQUARE                                          2278-00       20,160.30       20,160.30
NORTHFIELD SQUARE                                          2281-00       64,784.76       43,051.41                  43,051.41
NORTHLAKE MALL                                              990-00        3,768.90        3,768.90
NORTHLAKE MALL                                              993-00      109,223.04                     109,223.04   79,628.44
NORTHLAND CENTER (MI)                                      2553-00       60,939.63                      60,939.63
NORTHLAND CENTER (MI)                                      2559-00        7,692.09                       7,692.09    6,240.47
NORTHLAND CENTER (MI)                                      2561-00       51,972.01                      51,972.01
NORTHLAND JOINT VENTURE                                     792-00       77,836.74                      77,836.74        0.00
NORTHLINE JOINT VENTURE                                    2091-00        1,963.02        1,963.02
NORTHRIDGE MALL                                            2891-00        4,237.48        4,127.60                   4,127.60
NORTHRIDGE MALL                                            3056-00       34,000.96       34,000.96
NORTHWEST PLAZA LLC                                        2348-00       73,216.97          222.41
NORTHWEST PLAZA LLC                                        2367-00       21,498.55                      21,498.55    2,441.48
NORTHWEST PLAZA LLC                                        2380-00        9,581.01                       9,581.01
NORTHWOODS MALL                                            2276-00        1,670.77        1,670.77
NORTHWOODS MALL                                            2277-00       58,199.28        6,613.00                   6,613.00
NORTHWOODS MALL                                            2987-00        7,109.86                       7,109.86
NU ERA GROUP INC                                           2543-00       30,726.88       30,726.88
NV-CITY OF LAS VEGAS                                       3947-00          143.50                           0.00      143.50   P
NYSEG                                                      3834-00        2,348.78        2,348.78
O K VACUUM & JANITOR SUPPLY                                  26-00       16,244.98                      16,244.98        0.00
O K VACUUM & JANITOR SUPPLY                                3861-00       16,244.98       16,244.98
O.C. TANNER SALES COMPANY                                   858-00        1,491.67        1,491.67
OAK PARK INVESTMENT LP                                     1749-00        1,663.36        1,663.36
OAKDALE MALL ASSOCIATES LP                                 1920-00      117,996.02       24,994.36                  24,994.36
OAKS MALL-GAINSVILLE LP                                    1172-00          650.37          650.37
OAKS MALL-GAINSVILLE LP                                    1173-00          422.75          422.75
OAKWOOD SHOPPING CENTER LP                                 1124-00       95,797.44       50,072.65
OFFICETEAM                                                 3848-00        5,916.00        5,916.00
OGLETHORPE MALL                                            1175-01          706.65                         706.65
OH- Bureau of Workers Comp                                 4330-00        1,500.01                           0.00    1,500.01   A
OH-CCA-DIVISION OF TAXATION                                4059-01          544.47                         544.47        0.00
OHIO EDISON COMPANY                                         572-00        1,404.97        1,404.97
OHIO VALLEY MALL COMPANY                                   4076-00        2,161.39                       1,500.00
OK-OKLAHOMA COUNTY                                          435-00           50.30                           0.00       50.30   S
OLD CAPITOL MALL ASSOCIATES,LP                             3717-00      139,245.19       67,954.08     139,245.19   67,954.08
OLD ORCHARD/URBAN RETAIL PROP                              4287-01      123,309.01                     123,309.01
OLYMPIC MILLS CORP                                         3385-00       81,694.77                      81,694.77
OMAHA FIXTURES MFG INC                                      626-00        1,162.46        1,162.46
OMT FASHIONS DBA ERICA HOPE                                1014-00        5,864.00          864.00
ONE NORTH STATE STREET                                     2889-00      157,079.21                     157,079.21    2,108.41
ORANGE COUNTY REGISTER                                     3915-00          598.00                         598.00        0.00
ORANGE PARK MALL                                           2287-00      107,934.84                     107,934.84
ORANGE PARK MALL                                           2288-00        1,906.29                       1,906.29
ORANGE PARK MALL                                           4188-00        1,010.30                       1,010.30
ORION FASHIONS                                             1050-00       32,252.90       32,252.90
ORLAND SQUARE                                              2285-00        5,166.28        5,166.28
ORLAND SQUARE                                              2286-00       81,951.00       57,251.12                  57,251.12
ORLAND SQUARE                                              2991-00        2,053.39        2,053.39
ORLAND SQUARE                                              3300-00       58,222.72       16,816.68      58,222.72   16,816.68
ORLAND SQUARE                                              4189-00        4,733.10        3,784.53                   3,784.53
ORLANDO UTILITIES COMMISSION                               3454-00        1,689.72        1,689.72
OSCARSON, G RICHARD                                        1093-00  UNLIQUIDATED        130,000.00
OSRAM SYLVANIA                                             1988-00      241,409.22                           0.00              Corr
OTIS ELEVATOR COMPANY                                      3168-00          634.77          634.77
OTR LIMITED PARTNERSHIP                                    2470-00       93,628.69        7,439.67                   7,439.67
OTR, AN OHIO GENERAL PARTNERSH                             1913-00       81,268.03                      81,268.03    7,032.93
OVERHEAD DOOR COMPANY                                       566-00          281.05          281.05
OVERNITE TRANSPORTATION COMPAN                              335-00        1,827.29        1,827.29
OWENS, CHRISTOPHER                                         3545-00        3,500.00                       3,500.00        0.00
OWENS, CHRISTOPHER R                                       3548-00        3,500.00                       3,500.00        0.00
OXMOOR CENTER                                              2590-00      124,304.76                     124,304.76
P F PALOS INC                                              1205-00      100,965.00      100,965.00
PACIFIC BELL                                               3107-00          707.38                         707.38
PACIFIC BELL                                               4049-00        3,330.98                       3,330.98        0.00
PACIFIC CONNECTIONS OF CALIF.                              3983-00        3,304.35        3,304.35
PACIFIC CONNECTIONS OF CALIF.                              3984-00        2,275.65        2,275.65
PADILLA, NOEL                                              3154-00       15,472.43                      15,472.43        0.00
PALM BEACH MALL                                            2289-00       27,948.07                      27,948.07   16,899.87
PAN OCEANIC                                                 804-00        6,300.00        6,300.00
PANAMA CITY MALL                                           3797-00       55,708.56                      55,708.56
PANDELCO/LA MOVERS                                         3678-00       15,402.00       15,402.00
PANORAMA CITY ASSOCIATES                                   2407-01       91,191.60                      91,191.60
                                                               CURRENT DISTRIBUTION MOTION
                                                               ---------------------------
                                      AMENDED CLAIM              CLAIM TO BE ALLOWED AS
                                    FILED BY CREDITOR             FILED OR AS OTHERWISE
                                    OR STOP APPROVED                REDUCED BY COURT
                                      SINCE INITIAL     TO BE         ORDER, CLAIM                                         $.06
                                      DISTRIBUTION   ALLOWED BY      AMENDMENT OR     RESERVE       TOTAL CLAIM        DISTRIBUTION
                                         MOTION        TRUSTEE         AGREEMENT      ESTIMATE        RESERVE              PAID
------------------------------------------------------------------------------------------------------------------------------------
NEW CASTLE ASSOCIATES/CHRISTIA                                             3,811.41                        3,811.41
NEW MARKET HARDWARE COMPANY                                                  319.00                          319.00          19.14
NEW ORLEANS RIVERWALK ASSOCIAT                                                          136,409.08       136,409.08
NEWPORT CENTER                                                           167,843.41                      167,843.41
NEXTEL COMMUNICATIONS                                                      1,956.34                        1,956.34
NH-STATE OF NEW HAMPSHIRE                                                    871.98                          871.98          52.32
NIAGARA MOHAWK POWER CORPORATI                                             1,141.47                        1,141.47
NIAGARA MOHAWK POWER CORPORATI                                                24.22                           24.22           1.45
NIAGARA MOHAWK POWER CORPORATI                                             1,353.56                        1,353.56          81.21
NICKEL, DAVID                                                                           750,000.00       750,000.00
NICOR GAS                                                                    581.88                          581.88
NJ-STATE OF NEW JERSEY                                                    20,000.00                       20,000.00       1,200.00
NORTH CHARLESTON JOINT VENTURE                                            34,514.15                       34,514.15       2,070.85
NORTH EAST MALL                                                            4,150.24                        4,150.24
NORTH EAST MALL                                                                           5,815.49         5,815.49
NORTH EAST MALL                                                              880.58                          880.58
NORTH LITTLE ROCK WATER                                                       14.13                           14.13
NORTHERN INDIANA PUBLIC SERV C                                               129.74                          129.74           7.79
NORTHERN VIRGINIA ELECTRIC                                                   248.51                          248.51
NORTHFIELD SQUARE                                                         20,160.30                       20,160.30
NORTHFIELD SQUARE                                                         43,051.41                       43,051.41
NORTHLAKE MALL                                                             3,768.90                        3,768.90
NORTHLAKE MALL                                                            79,628.44                       79,628.44
NORTHLAND CENTER (MI)                                60,939.63            60,939.63                       60,939.63
NORTHLAND CENTER (MI)                                                      6,240.47                        6,240.47
NORTHLAND CENTER (MI)                                                                    51,972.01        51,972.01
NORTHLAND JOINT VENTURE                                                        0.00                            0.00
NORTHLINE JOINT VENTURE                                                    1,963.02                        1,963.02
NORTHRIDGE MALL                                                            4,127.60                        4,127.60         247.66
NORTHRIDGE MALL                                                           34,000.96                       34,000.96       2,040.06
NORTHWEST PLAZA LLC                     222.41                               222.41                          222.41
NORTHWEST PLAZA LLC                                                        2,441.48                        2,441.48
NORTHWEST PLAZA LLC                                   9,581.01             9,581.01                        9,581.01
NORTHWOODS MALL                                                            1,670.77                        1,670.77
NORTHWOODS MALL                                                            6,613.00                        6,613.00
NORTHWOODS MALL                                                                           7,109.86         7,109.86
NU ERA GROUP INC                                                          30,726.88                       30,726.88
NV-CITY OF LAS VEGAS                                                         143.50                          143.50           8.61
NYSEG                                                                      2,348.78                        2,348.78
O K VACUUM & JANITOR SUPPLY                                                    0.00                            0.00
O K VACUUM & JANITOR SUPPLY                                               16,244.98                       16,244.98         974.70
O.C. TANNER SALES COMPANY                                                  1,491.67                        1,491.67          89.50
OAK PARK INVESTMENT LP                                                     1,663.36                        1,663.36          99.80
OAKDALE MALL ASSOCIATES LP                                                24,994.36                       24,994.36       1,499.66
OAKS MALL-GAINSVILLE LP                                                      650.37                          650.37
OAKS MALL-GAINSVILLE LP                                                      422.75                          422.75          25.36
OAKWOOD SHOPPING CENTER LP                                                50,072.65                       50,072.65
OFFICETEAM                                                                 5,916.00                        5,916.00
OGLETHORPE MALL                                         706.65               706.65                          706.65          42.40
OH- Bureau of Workers Comp                                                 1,500.01                        1,500.01          90.00
OH-CCA-DIVISION OF TAXATION                                                    0.00                            0.00
OHIO EDISON COMPANY                                                        1,404.97                        1,404.97
OHIO VALLEY MALL COMPANY                                                                  1,500.00         1,500.00
OK-OKLAHOMA COUNTY                                                            50.30                           50.30           3.02
OLD CAPITOL MALL ASSOCIATES,LP                                            67,954.08                       67,954.08
OLD ORCHARD/URBAN RETAIL PROP                       123,309.01           123,309.01                      123,309.01       7,398.54
OLYMPIC MILLS CORP                                                                       81,694.77        81,694.77
OMAHA FIXTURES MFG INC                                                     1,162.46                        1,162.46          69.75
OMT FASHIONS DBA ERICA HOPE                                                  864.00                          864.00          51.84
ONE NORTH STATE STREET                                                     2,108.41                        2,108.41         126.50
ORANGE COUNTY REGISTER                                                         0.00                            0.00
ORANGE PARK MALL                                    107,934.84           107,934.84                      107,934.84
ORANGE PARK MALL                                                                          1,906.29         1,906.29
ORANGE PARK MALL                                                                          1,010.30         1,010.30
ORION FASHIONS                                                            32,252.90                       32,252.90       1,935.18
ORLAND SQUARE                                                              5,166.28                        5,166.28
ORLAND SQUARE                                                             57,251.12                       57,251.12
ORLAND SQUARE                                                              2,053.39                        2,053.39
ORLAND SQUARE                                                             16,816.68                       16,816.68
ORLAND SQUARE                                                              3,784.53                        3,784.53
ORLANDO UTILITIES COMMISSION                                               1,689.72                        1,689.72
OSCARSON, G RICHARD                                                      130,000.00                      130,000.00       7,800.00
OSRAM SYLVANIA                                                                          241,409.22       241,409.22
OTIS ELEVATOR COMPANY                                                        634.77                          634.77          38.09
OTR LIMITED PARTNERSHIP                                                    7,439.67                        7,439.67         446.38
OTR, AN OHIO GENERAL PARTNERSH                                             7,032.93                        7,032.93         421.97
OVERHEAD DOOR COMPANY                                                        281.05                          281.05          16.86
OVERNITE TRANSPORTATION COMPAN                                             1,827.29                        1,827.29         109.64
OWENS, CHRISTOPHER                                                             0.00                            0.00
OWENS, CHRISTOPHER R                                                           0.00                            0.00
OXMOOR CENTER                                       124,304.76           124,304.76                      124,304.76       7,458.28
P F PALOS INC                                                            100,965.00                      100,965.00       6,057.90
PACIFIC BELL                                            707.38               707.38                          707.38          42.44
PACIFIC BELL                                                                   0.00                            0.00
PACIFIC CONNECTIONS OF CALIF.                                              3,304.35                        3,304.35
PACIFIC CONNECTIONS OF CALIF.                                              2,275.65                        2,275.65
PADILLA, NOEL                             0.00                                 0.00                            0.00
PALM BEACH MALL                                                           16,899.87                       16,899.87
PAN OCEANIC                                                                6,300.00                        6,300.00
PANAMA CITY MALL                                                                         55,708.56        55,708.56
PANDELCO/LA MOVERS                                                        15,402.00                       15,402.00         924.12
PANORAMA CITY ASSOCIATES                                                                 91,191.60        91,191.60
                                                             $.14   CURRENT
                                   $.06  DISTRIBUTION          DISTRIBUTION
                                  RESERVE, IF NOT PAID,     RESERVE, BASED ON,
                                    BASED ON CURRENT             CURRENT
                                  DISTRIBUTION MOTION      DISTRIBUTION MOTION
                                     CLAIM RESERVE           CLAIM RESERVE
---------------------------------------------------------------------------------------------------------
NEW CASTLE ASSOCIATES/CHRISTIA                228.68              533.60
NEW MARKET HARDWARE COMPANY                     0.00               44.66
NEW ORLEANS RIVERWALK ASSOCIAT              8,184.54           19,097.27
NEWPORT CENTER                             10,070.60           23,498.08
NEXTEL COMMUNICATIONS                         117.38              273.89
NH-STATE OF NEW HAMPSHIRE                       0.00              122.08
NIAGARA MOHAWK POWER CORPORATI                 68.49              159.81
NIAGARA MOHAWK POWER CORPORATI                  0.00                3.39
NIAGARA MOHAWK POWER CORPORATI                  0.00              189.50
NICKEL, DAVID                              45,000.00          105,000.00
NICOR GAS                                      34.91               81.46
NJ-STATE OF NEW JERSEY                          0.00            2,800.00
NORTH CHARLESTON JOINT VENTURE                  0.00            4,831.98
NORTH EAST MALL                               249.01              581.03
NORTH EAST MALL                               348.93              814.17
NORTH EAST MALL                                52.83              123.28
NORTH LITTLE ROCK WATER                         0.85                1.98
NORTHERN INDIANA PUBLIC SERV C                  0.00               18.16
NORTHERN VIRGINIA ELECTRIC                     14.91               34.79
NORTHFIELD SQUARE                           1,209.62            2,822.44
NORTHFIELD SQUARE                           2,583.08            6,027.20
NORTHLAKE MALL                                226.13              527.65
NORTHLAKE MALL                              4,777.71           11,147.98
NORTHLAND CENTER (MI)                       3,656.38            8,531.55
NORTHLAND CENTER (MI)                         374.43              873.67
NORTHLAND CENTER (MI)                       3,118.32            7,276.08
NORTHLAND JOINT VENTURE                         0.00                0.00
NORTHLINE JOINT VENTURE                       117.78              274.82
NORTHRIDGE MALL                                 0.00              577.86
NORTHRIDGE MALL                                 0.00            4,760.13
NORTHWEST PLAZA LLC                            13.34               31.14
NORTHWEST PLAZA LLC                           146.49              341.81
NORTHWEST PLAZA LLC                           574.86            1,341.34
NORTHWOODS MALL                               100.25              233.91
NORTHWOODS MALL                               396.78              925.82
NORTHWOODS MALL                               426.59              995.38
NU ERA GROUP INC                            1,843.61            4,301.76
NV-CITY OF LAS VEGAS                            0.00               20.09
NYSEG                                         140.93              328.83
O K VACUUM & JANITOR SUPPLY                     0.00                0.00
O K VACUUM & JANITOR SUPPLY                     0.00            2,274.30
O.C. TANNER SALES COMPANY                       0.00              208.83
OAK PARK INVESTMENT LP                          0.00              232.87
OAKDALE MALL ASSOCIATES LP                      0.00            3,499.21
OAKS MALL-GAINSVILLE LP                        39.02               91.05
OAKS MALL-GAINSVILLE LP                         0.00               59.19
OAKWOOD SHOPPING CENTER LP                  3,004.36            7,010.17
OFFICETEAM                                    354.96              828.24
OGLETHORPE MALL                                 0.00               98.93
OH- Bureau of Workers Comp                      0.00              210.00
OH-CCA-DIVISION OF TAXATION                     0.00                0.00
OHIO EDISON COMPANY                            84.30              196.70
OHIO VALLEY MALL COMPANY                       90.00              210.00
OK-OKLAHOMA COUNTY                              0.00                7.04
OLD CAPITOL MALL ASSOCIATES,LP              4,077.24            9,513.57
OLD ORCHARD/URBAN RETAIL PROP                   0.00           17,263.26
OLYMPIC MILLS CORP                          4,901.69           11,437.27
OMAHA FIXTURES MFG INC                          0.00              162.74
OMT FASHIONS DBA ERICA HOPE                     0.00              120.96
ONE NORTH STATE STREET                          0.00              295.18
ORANGE COUNTY REGISTER                          0.00                0.00
ORANGE PARK MALL                            6,476.09           15,110.88
ORANGE PARK MALL                              114.38              266.88
ORANGE PARK MALL                               60.62              141.44
ORION FASHIONS                                  0.00            4,515.41
ORLAND SQUARE                                 309.98              723.28
ORLAND SQUARE                               3,435.07            8,015.16
ORLAND SQUARE                                 123.20              287.47
ORLAND SQUARE                               1,009.00            2,354.34
ORLAND SQUARE                                 227.07              529.83
ORLANDO UTILITIES COMMISSION                  101.38              236.56
OSCARSON, G RICHARD                             0.00           18,200.00
OSRAM SYLVANIA                             14,484.55           33,797.29
OTIS ELEVATOR COMPANY                           0.00               88.87
OTR LIMITED PARTNERSHIP                         0.00            1,041.55
OTR, AN OHIO GENERAL PARTNERSH                  0.00              984.61
OVERHEAD DOOR COMPANY                           0.00               39.35
OVERNITE TRANSPORTATION COMPAN                  0.00              255.82
OWENS, CHRISTOPHER                              0.00                0.00
OWENS, CHRISTOPHER R                            0.00                0.00
OXMOOR CENTER                                   0.00           17,402.67
P F PALOS INC                                   0.00           14,135.10
PACIFIC BELL                                    0.00               99.03
PACIFIC BELL                                    0.00                0.00
PACIFIC CONNECTIONS OF CALIF.                 198.26              462.61
PACIFIC CONNECTIONS OF CALIF.                 136.54              318.59
PADILLA, NOEL                                   0.00                0.00
PALM BEACH MALL                             1,013.99            2,365.98
PAN OCEANIC                                   378.00              882.00
PANAMA CITY MALL                            3,342.51            7,799.20
PANDELCO/LA MOVERS                              0.00            2,156.28
PANORAMA CITY ASSOCIATES                    5,471.50           12,766.82

Legend
A = Reclassed from/to admin
S = Reclssed from/to secured
P = Reclassed from/to priority
corr = Correcting entry

                                            Unsecured Claims At January 15, 2002

                                                                                     INITIAL DISTRUBITION
                                                                                     --------------------

                                                                                  CLAIM TO BE ALLOWED
                                                                                    AS FILED OR AS
                                                                                  OTHERWISE REDUCED
                                                                                    BY COURT ORDER                  ORDER 12
                                                                      FILED CLAIM  CLAIM AMENDMENT OR  REVERSE     (except as
NAME                                                      CLAIM NO.     AMOUNT          AGREEMENT      ESTIMATE       noted)
--------------------------------------------------------------------------------------------------------------------------------
PARK CITY CENTER                                           1176-00       64,928.27                       64,928.27
PARK LANE/MACERICH PARTNERSHIP                             2404-01       55,106.15                       55,106.15
PARK PLAZA MALL                                            2479-00       32,220.91       32,220.91
PARKDALE MALL ASSOCIATES                                    631-00          650.52                          650.52
PARKER, DENISE R                                           2613-11       12,866.00                       12,866.00
PARKS AT ARLINGTON LP                                      1152-00       27,021.67       27,021.67
PARKS AT ARLINGTON LP                                      1153-01        1,817.13                        1,817.13
PARKS AT ARLINGTON LP                                      1154-00       56,597.10       56,597.10
PARKWAY PLAZA LLC                                          2358-00       84,501.73       84,501.73
PARKWAY PLAZA LLC                                          2364-00      119,807.92       25,603.82
PATINO,VANESSA                                             4057-00       18,000.00                       18,000.00          0.00
PATTY ROTHMAN                                              3092-00          810.00          810.00
PAVILION MANAGEMENT INC/CARSON                             2391-00        6,718.58                        6,718.58
PEABODY MUNICIPAL LIGHT PLANT                               836-00          170.13          170.13
PEACHEE, JAMES & KAREN                                     3266-00           20.82           20.82
PEACHTREE MALL                                             2557-00       71,840.68                       71,840.68
PEARLRIDGE CENTER                                          2049-00       17,776.00                       17,776.00
PEARLRIDGE CENTER                                          2069-00       12,131.00                       12,131.00
PEARLRIDGE CENTER                                          2070-00        9,497.30                        9,497.30
PEARLRIDGE CENTER                                          2071-00        7,318.00                        7,318.00
PEARLRIDGE CENTER                                          2465-00       14,494.00                       14,494.00
PECANLAND MALL                                             2480-00       68,802.86                       68,802.86
PECO ENERGY COMPANY                                        1000-00        3,230.54          194.08
PEERLESS CLOTHING                                          3425-00        1,373.00          770.17
PEMBROKE COMMERCIAL RLTY CORP                              1468-00        1,080.57                        1,080.57
PENSION BENEFIT GUARANTY CORP.                             2639-01  UNLIQUIDATED                              0.00
PENSION BENEFIT GUARANTY CORP.                             2640-01  UNLIQUIDATED                              0.00
PENSION BENEFIT GUARANTY CORP.                             2641-01  UNLIQUIDATED                              0.00
PEOPLESOFT USA, INC- LEGAL                                 4041-00       10,333.26       10,333.26
PETRICK, BRENDA                                            4120-00       75,000.00                       75,000.00
PETRICK, RICHARD                                           4119-00      800,000.00                      800,000.00
PHEASANT LANE REALTY TRUST                                 2090-00      111,389.45                      111,389.45     99,518.91
PHENIX BOX AND LABEL CO INC                                1837-00        3,553.04        3,499.55
PIERRE BOSSIER MALL L.P.                                   1177-01       84,655.50                       84,655.50
PIERRE BOSSIER MALL L.P.                                   1178-00       42,291.48                       42,291.48
PIETRANTONIO, DEBRA                                        3267-00           28.00           28.00
PITNEY BOWES LEASING                                       3795-00        3,103.05                        3,103.05      2,022.21
PITNEY BOWES OFFICE SYSTEMS                                 343-00        3,092.02        3,092.02
PLAZA BONITA LLC                                           2365-00      141,801.92                      141,801.92
PLAZA BONITA LLC                                           2370-00      101,231.19                      101,231.19
PLAZA BONITA LLC                                           2377-00      114,245.00                      114,245.00
PLAZA BONITA LLC                                           2378-00       38,870.16       38,870.16                     37,243.21
PLAZA CAMINO REAL                                          2353-00       46,147.04       46,147.04
PLAZA CAMINO REAL                                          2369-00       41,644.22                       41,644.22     20,846.23
PLAZA DEL CARIBE SE                                        1492-00        5,853.31                        5,853.31
PLAZA DEL CARIBE SE                                        1493-00       15,333.82                       15,333.82
PLAZA LAS AMERICAS INC                                     4144-01        9,591.78                        9,591.78      2,999.92
PLAZA LAS AMERICAS INC                                     4144-02       23,533.18                       23,533.18     18,301.58
PLAZA LAS AMERICAS INC                                     4144-03       28,067.25                       28,067.25     25,308.12
PLAZA WEST COVINA LLC                                      2372-00       53,562.81                       53,562.81     52,927.33
PLAZA WEST COVINA LLC                                      2379-00       29,413.59                       29,413.59
POLEY'S OF CENTERVILLE INC                                 3583-00          500.00          121.00
PORT AUTHORITY OF NY & NJ                                  4028-00       79,698.91                       79,698.91
POST OAK MALL ASSOCIATES LP                                1087-00      118,128.94                      118,128.94    110,495.86
POST OAK MALL ASSOCIATES LP                                1088-01          232.46          129.34                        129.34
POTOMAC ELECTRIC POWER CO                                   542-00        5,701.84        5,701.84
POUGHKEEPSIE GALLERIA CO                                   2311-00        1,627.79        1,627.79
PR MAGNOLIA LLC                                              76-00        4,146.83        1,069.86
PR NORTH DARTMOUTH LLC                                       85-00        7,890.09        3,688.31                      3,688.31
PR-CRIM                                                    4127-01      122,626.67                      122,626.67
PR-DEPARTMENT OF LABOR                                      182-00        8,378.57        3,578.50
PR-DEPARTMENT OF LABOR                                      237-02          303.97                          303.97          0.00
PRECISION FIRE SAFETY INC                                   511-00           21.00           21.00
PREMIERE TECHNOLOGIES                                      3456-00        5,943.69        4,800.00
PRICE, MICHAEL F                                           1482-11        4,156.00                        4,156.00          0.00
PRINCE GEORGE PLAZA                                          79-00        5,719.55                        5,719.55      1,476.11
PRINTED APPAREL CONCEPTS                                     61-00       60,425.30                       60,425.30
PROBUSINESS SERVICES INC.                                  4051-00        1,741.67        1,741.67
PROFESSIONAL WINDOW CLEANING                                514-00           25.68           25.68
PROFESSIONAL WINDOW CLEANING                                516-00           20.00           20.00
PROP MECHANICAL INC                                        1738-00        2,523.63        2,523.63
PRUDENTIAL INSURANCE CO/WINROC                             4199-01       11,849.03                       11,849.03
PSE&G                                                      2510-00        6,161.34        6,161.34
PUBLIC SERVICE CO                                           240-00        5,237.25        5,237.25
PUBLIC SERVICE CO OF NEW MEXIC                             3117-00          557.04          557.04
PUBLIC SERVICE OF NEW HAMPSHIR                             3793-00        2,139.90        2,139.90
PUERTO RICO ELECTRIC POWER                                  396-00       24,127.24       24,127.24
PUERTO RICO ELECTRIC POWER                                 4008-00        8,003.75                            0.00      2,152.11   P
PUGET SOUND ENERGY                                         2110-00        3,145.54        3,145.54
                                                               CURRENT DISTRIBUTION MOTION
                                                               ---------------------------
                                      AMENDED CLAIM              CLAIM TO BE ALLOWED AS
                                    FILED BY CREDITOR             FILED OR AS OTHERWISE
                                    OR STOP APPROVED                REDUCED BY COURT
                                      SINCE INITIAL     TO BE         ORDER, CLAIM                                         $.06
                                      DISTRIBUTION   ALLOWED BY      AMENDMENT OR     RESERVE       TOTAL CLAIM        DISTRIBUTION
                                         MOTION        TRUSTEE         AGREEMENT      ESTIMATE        RESERVE              PAID
------------------------------------------------------------------------------------------------------------------------------------
PARK CITY CENTER                                                                         64,928.27     64,928.27
PARK LANE/MACERICH PARTNERSHIP                       55,106.15            55,106.15                    55,106.15          3,306.37
PARK PLAZA MALL                                                           32,220.91                    32,220.91
PARKDALE MALL ASSOCIATES                                650.52               650.52                       650.52             39.03
PARKER, DENISE R                                     12,866.00            12,866.00                    12,866.00
PARKS AT ARLINGTON LP                                                     27,021.67                    27,021.67          1,621.30
PARKS AT ARLINGTON LP                                                                     1,817.13      1,817.13
PARKS AT ARLINGTON LP                                                     56,597.10                    56,597.10          3,395.83
PARKWAY PLAZA LLC                                                         84,501.73                    84,501.73          5,070.10
PARKWAY PLAZA LLC                                                         25,603.82                    25,603.82
PATINO,VANESSA                                                                 0.00                         0.00
PATTY ROTHMAN                                                                810.00                       810.00
PAVILION MANAGEMENT INC/CARSON                                                            6,718.58      6,718.58
PEABODY MUNICIPAL LIGHT PLANT                                                170.13                       170.13
PEACHEE, JAMES & KAREN                                                        20.82                        20.82
PEACHTREE MALL                                                                           71,840.68     71,840.68
PEARLRIDGE CENTER                                                                        17,776.00     17,776.00
PEARLRIDGE CENTER                                                                        12,131.00     12,131.00
PEARLRIDGE CENTER                                                                         9,497.30      9,497.30
PEARLRIDGE CENTER                                                                         7,318.00      7,318.00
PEARLRIDGE CENTER                                                                        14,494.00     14,494.00
PECANLAND MALL                                       68,802.86            68,802.86                    68,802.86
PECO ENERGY COMPANY                                                          194.08                       194.08             11.65
PEERLESS CLOTHING                                                            770.17                       770.17             46.21
PEMBROKE COMMERCIAL RLTY CORP                         1,080.57             1,080.57                     1,080.57
PENSION BENEFIT GUARANTY CORP.                                                                0.00          0.00
PENSION BENEFIT GUARANTY CORP.                                                                0.00          0.00
PENSION BENEFIT GUARANTY CORP.                                                                0.00          0.00
PEOPLESOFT USA, INC- LEGAL                                                10,333.26                    10,333.26            620.00
PETRICK, BRENDA                          6,750.00                          6,750.00                     6,750.00
PETRICK, RICHARD                        68,250.00                         68,250.00                    68,250.00
PHEASANT LANE REALTY TRUST                                                99,518.91                    99,518.91
PHENIX BOX AND LABEL CO INC                                                3,499.55                     3,499.55            209.97
PIERRE BOSSIER MALL L.P.                                                                 84,655.50     84,655.50
PIERRE BOSSIER MALL L.P.                             42,291.48            42,291.48                    42,291.48          2,537.49
PIETRANTONIO, DEBRA                                                           28.00                        28.00
PITNEY BOWES LEASING                                                       2,022.21                     2,022.21
PITNEY BOWES OFFICE SYSTEMS                                                3,092.02                     3,092.02
PLAZA BONITA LLC                                                                        141,801.92    141,801.92
PLAZA BONITA LLC                                                                        101,231.19    101,231.19
PLAZA BONITA LLC                                                                        114,245.00    114,245.00
PLAZA BONITA LLC                                                          37,243.21                    37,243.21
PLAZA CAMINO REAL                                                         46,147.04                    46,147.04
PLAZA CAMINO REAL                                                         20,846.23                    20,846.23          1,250.77
PLAZA DEL CARIBE SE                                                                       5,853.31      5,853.31
PLAZA DEL CARIBE SE                                                                      15,333.82     15,333.82
PLAZA LAS AMERICAS INC                                                     2,999.92                     2,999.92
PLAZA LAS AMERICAS INC                                                    18,301.58                    18,301.58
PLAZA LAS AMERICAS INC                                                    25,308.12                    25,308.12
PLAZA WEST COVINA LLC                                                     52,927.33                    52,927.33
PLAZA WEST COVINA LLC                                                                    29,413.59     29,413.59
POLEY'S OF CENTERVILLE INC                                                   121.00                       121.00              7.26
PORT AUTHORITY OF NY & NJ                                                                79,698.91     79,698.91
POST OAK MALL ASSOCIATES LP                                              110,495.86                   110,495.86          6,629.76
POST OAK MALL ASSOCIATES LP                                                  129.34                       129.34              7.76
POTOMAC ELECTRIC POWER CO                                                  5,701.84                     5,701.84
POUGHKEEPSIE GALLERIA CO                                                   1,627.79                     1,627.79
PR MAGNOLIA LLC                                                            1,069.86                     1,069.86
PR NORTH DARTMOUTH LLC                                                     3,688.31                     3,688.31            221.30
PR-CRIM                                                                                 122,626.67    122,626.67
PR-DEPARTMENT OF LABOR                                                     3,578.50                     3,578.50            214.71
PR-DEPARTMENT OF LABOR                                                         0.00                         0.00
PRECISION FIRE SAFETY INC                                                     21.00                        21.00              1.26
PREMIERE TECHNOLOGIES                                                      4,800.00                     4,800.00
PRICE, MICHAEL F                                                               0.00                         0.00
PRINCE GEORGE PLAZA                                                        1,476.11                     1,476.11             88.57
PRINTED APPAREL CONCEPTS                                                                 60,425.30     60,425.30
PROBUSINESS SERVICES INC.                                                  1,741.67                     1,741.67
PROFESSIONAL WINDOW CLEANING                                                  25.68                        25.68              1.54
PROFESSIONAL WINDOW CLEANING                                                  20.00                        20.00
PROP MECHANICAL INC                                                        2,523.63                     2,523.63            151.42
PRUDENTIAL INSURANCE CO/WINROC                                                           11,849.03     11,849.03
PSE&G                                                                      6,161.34                     6,161.34            369.68
PUBLIC SERVICE CO                                                          5,237.25                     5,237.25            314.23
PUBLIC SERVICE CO OF NEW MEXIC                                               557.04                       557.04             33.42
PUBLIC SERVICE OF NEW HAMPSHIR                                             2,139.90                     2,139.90            128.39
PUERTO RICO ELECTRIC POWER                                                24,127.24                    24,127.24          1,447.64
PUERTO RICO ELECTRIC POWER                                                 2,152.11                     2,152.11
PUGET SOUND ENERGY                                                         3,145.54                     3,145.54
                                                                $.14   CURRENT
                                      $.06  DISTRIBUTION          DISTRIBUTION
                                     RESERVE, IF NOT PAID,     RESERVE, BASED ON,
                                       BASED ON CURRENT             CURRENT
                                     DISTRIBUTION MOTION      DISTRIBUTION MOTION
                                        CLAIM RESERVE           CLAIM RESERVE
---------------------------------------------------------------------------------------------------------
PARK CITY CENTER                              3,895.70            9,089.96
PARK LANE/MACERICH PARTNERSHIP                    0.00            7,714.86
PARK PLAZA MALL                               1,933.25            4,510.93
PARKDALE MALL ASSOCIATES                          0.00               91.07
PARKER, DENISE R                                771.96            1,801.24
PARKS AT ARLINGTON LP                             0.00            3,783.03
PARKS AT ARLINGTON LP                           109.03              254.40
PARKS AT ARLINGTON LP                             0.00            7,923.59
PARKWAY PLAZA LLC                                 0.00           11,830.24
PARKWAY PLAZA LLC                             1,536.23            3,584.53
PATINO,VANESSA                                    0.00                0.00
PATTY ROTHMAN                                    48.60              113.40
PAVILION MANAGEMENT INC/CARSON                  403.11              940.60
PEABODY MUNICIPAL LIGHT PLANT                    10.21               23.82
PEACHEE, JAMES & KAREN                            1.25                2.91
PEACHTREE MALL                                4,310.44           10,057.70
PEARLRIDGE CENTER                             1,066.56            2,488.64
PEARLRIDGE CENTER                               727.86            1,698.34
PEARLRIDGE CENTER                               569.84            1,329.62
PEARLRIDGE CENTER                               439.08            1,024.52
PEARLRIDGE CENTER                               869.64            2,029.16
PECANLAND MALL                                4,128.17            9,632.40
PECO ENERGY COMPANY                               0.00               27.17
PEERLESS CLOTHING                                 0.00              107.82
PEMBROKE COMMERCIAL RLTY CORP                    64.83              151.28
PENSION BENEFIT GUARANTY CORP.                    0.00                0.00
PENSION BENEFIT GUARANTY CORP.                    0.00                0.00
PENSION BENEFIT GUARANTY CORP.                    0.00                0.00
PEOPLESOFT USA, INC- LEGAL                        0.00            1,446.66
PETRICK, BRENDA                                 405.00              945.00
PETRICK, RICHARD                              4,095.00            9,555.00
PHEASANT LANE REALTY TRUST                    5,971.13           13,932.65
PHENIX BOX AND LABEL CO INC                       0.00              489.94
PIERRE BOSSIER MALL L.P.                      5,079.33           11,851.77
PIERRE BOSSIER MALL L.P.                          0.00            5,920.81
PIETRANTONIO, DEBRA                               1.68                3.92
PITNEY BOWES LEASING                            121.33              283.11
PITNEY BOWES OFFICE SYSTEMS                     185.52              432.88
PLAZA BONITA LLC                              8,508.12           19,852.27
PLAZA BONITA LLC                              6,073.87           14,172.37
PLAZA BONITA LLC                              6,854.70           15,994.30
PLAZA BONITA LLC                              2,234.59            5,214.05
PLAZA CAMINO REAL                             2,768.82            6,460.59
PLAZA CAMINO REAL                                 0.00            2,918.47
PLAZA DEL CARIBE SE                             351.20              819.46
PLAZA DEL CARIBE SE                             920.03            2,146.73
PLAZA LAS AMERICAS INC                          180.00              419.99
PLAZA LAS AMERICAS INC                        1,098.09            2,562.22
PLAZA LAS AMERICAS INC                        1,518.49            3,543.14
PLAZA WEST COVINA LLC                         3,175.64            7,409.83
PLAZA WEST COVINA LLC                         1,764.82            4,117.90
POLEY'S OF CENTERVILLE INC                        0.00               16.94
PORT AUTHORITY OF NY & NJ                     4,781.93           11,157.85
POST OAK MALL ASSOCIATES LP                       0.00           15,469.42
POST OAK MALL ASSOCIATES LP                       0.00               18.11
POTOMAC ELECTRIC POWER CO                       342.11              798.26
POUGHKEEPSIE GALLERIA CO                         97.67              227.89
PR MAGNOLIA LLC                                  64.19              149.78
PR NORTH DARTMOUTH LLC                            0.00              516.36
PR-CRIM                                       7,357.60           17,167.73
PR-DEPARTMENT OF LABOR                            0.00              500.99
PR-DEPARTMENT OF LABOR                            0.00                0.00
PRECISION FIRE SAFETY INC                         0.00                2.94
PREMIERE TECHNOLOGIES                           288.00              672.00
PRICE, MICHAEL F                                  0.00                0.00
PRINCE GEORGE PLAZA                               0.00              206.66
PRINTED APPAREL CONCEPTS                      3,625.52            8,459.54
PROBUSINESS SERVICES INC.                       104.50              243.83
PROFESSIONAL WINDOW CLEANING                      0.00                3.60
PROFESSIONAL WINDOW CLEANING                      1.20                2.80
PROP MECHANICAL INC                               0.00              353.31
PRUDENTIAL INSURANCE CO/WINROC                  710.94            1,658.86
PSE&G                                             0.00              862.59
PUBLIC SERVICE CO                                 0.00              733.22
PUBLIC SERVICE CO OF NEW MEXIC                    0.00               77.99
PUBLIC SERVICE OF NEW HAMPSHIR                    0.00              299.59
PUERTO RICO ELECTRIC POWER                        0.00            3,377.81
PUERTO RICO ELECTRIC POWER                      129.13              301.30
PUGET SOUND ENERGY                              188.73              440.38

Legend
A = Reclassed from/to admin
S = Reclssed from/to secured
P = Reclassed from/to priority
corr = Correcting entry

                                            Unsecured Claims At January 15, 2002

                                                                           INITIAL DISTRUBITION
                                                                           --------------------

                                                                        CLAIM TO BE ALLOWED
                                                                          AS FILED OR AS
                                                                        OTHERWISE REDUCED
                                                                          BY COURT ORDER                  ORDER 12
                                                            FILED CLAIM  CLAIM AMENDMENT OR  REVERSE     (except as
NAME                                            CLAIM NO.     AMOUNT          AGREEMENT      ESTIMATE       noted)
----------------------------------------------------------------------------------------------------------------------
PUREWATER DYNAMICS, INC.                          870-00           95.22            95.22
PYRAMID CHAMPLAIN COMPANY                        2339-00       32,634.07                       32,634.07
PYRAMID CHAMPLAIN COMPANY                        2341-00       43,721.35                       43,721.35
PYRAMID COMPANY OF GLEN FALLS                    2346-00       34,977.91                       34,977.91
PYRAMID COMPANY OF HOLYOKE                       2313-00        2,931.88         2,931.88
PYRAMID COMPANY OF HOLYOKE                       2314-00      134,975.39                      134,975.39
PYRAMID COMPANY OF HOLYOKE                       2316-00        1,735.76                        1,735.76      1,564.37
PYRAMID COMPANY OF HOLYOKE                       2317-00       70,214.04                       70,214.04
PYRAMID COMPANY OF WATERTOWN                     2309-00        2,446.54         2,446.54
PYRAMID CROSSGATES COMPANY                       2325-00        2,633.96         2,553.39
PYRAMID CROSSGATES COMPANY                       2326-00      101,896.32                      101,896.32
PYRAMID CROSSGATES COMPANY                       2328-00       71,602.80                       71,602.80
PYRAMID CROSSGATES COMPANY                       2330-00        1,733.63                        1,733.63
QUACKENBUSH, KELLY A                             2452-00        1,200.00                        1,200.00          0.00
QUAILL SPRINGS MALL                              1179-00       60,836.41                       60,836.41      1,280.41
QUAILL SPRINGS MALL                              1180-00       79,216.71                       79,216.71
QUEBECOR PRINTING SAYERS INC.                     391-00       16,592.58        16,592.58
QUESTAR GAS COMPANY                               474-00          123.71           123.71
R&B INDUSTRIES                                   3498-00       17,143.89        17,143.89
RAINBOW SALES INC                                2916-00       11,940.00         2,588.70
RAISER, CHARLES                                  1353-11        5,882.00                        5,882.00
RAMOS & RAMOS ASSOCIATES                         2115-00        3,450.00         3,450.00
RAMOS,RITA                                       1592-00      100,000.00                      100,000.00
RANDALL PARK MALL                                2193-00       46,550.04                       46,550.04
RANDALL PARK MALL                                2290-00       49,974.96                       49,974.96     28,474.95
RANDALL PARK MALL                                2292-00        9,923.43                        9,923.43
RANDALL PARK MALL                                2293-00        1,569.51                        1,569.51
RANDALL PARK MALL                                2994-00        7,606.55                        7,606.55
RANKIN, BEN W                                    1355-11        2,573.00                            0.00      2,573.00   P
RANKIN, BEN W                                    3997-00      272,598.35                        6,634.60          0.00
REAL INVESTMENTS SE                              3704-00        4,954.00                        4,954.00
RED WING PRODUCTS INC                             710-00          925.47           925.47
REGENCY SQUARE MALL                               773-00      126,420.69                      126,420.69
REGENCY SQUARE MALL                              1181-01       84,655.50                       84,655.50
REGENCY SQUARE MALL                              1182-00        2,773.16                        2,773.16
REGENCY UTILITIES, INC.                          1531-00          175.75           175.75
RELIANCE PLUMBING                                 749-00          139.00           139.00
RENARD PAPER COMPANY INC                          745-00        5,618.82         1,526.00
REPORT FOOTWEAR                                  1195-00       72,954.63        72,418.41
RETIREE BENEFITS                                 4114-00   14,500,000.00    14,500,000.00
RGIS INVENTORY SPECIALISTS                        351-00       17,753.64        17,753.64
RI COM CORPORATION                               1210-00        2,113.03         2,113.03
RI COM CORPORATION                               1213-00          109.95           109.95
RI COM CORPORATION                               1214-00          152.68           152.68
RIDGMAR MALL/SHOPCO 129 LP                       2496-00        2,198.09         2,198.09
RI-TAXATION DEPT                                  102-00           35.78            35.78
RIVER OAKS CENTER                                2184-00      123,019.32                      123,019.32    115,019.32
RIVER OAKS CENTER                                2186-00        4,642.17         4,642.17
RIVER OAKS CENTER                                2190-00        3,123.38                        3,123.38      1,799.41
RIVER OAKS CENTER                                2192-00        2,457.73                        2,457.73      1,361.76
RIVER OAKS CENTER                                3331-00       70,905.12                       70,905.12     14,657.76
RIVER OAKS CENTER                                3332-00       83,187.72                       15,571.63     15,571.63
RIVERA, JESSICA                                   924-00        2,296.00                        2,296.00          0.00
RIVERGATE MALL LIMITED PARTNER                   1028-00       35,362.14                       35,362.14     33,096.12
RIVERGATE MALL LIMITED PARTNER                   1600-00       82,788.59        36,330.57
RIVERGATE MALL LIMITED PARTNER                   1601-00       92,156.62        43,242.38
RIVERSIDE PIZZA CO                                787-00           98.23            98.23
RIVIERA FINANCE, INC                             3179-00       28,843.73        30,593.92
RMS INVESTMENT CORP/PARMATOWN                     128-00        2,070.21                        2,070.21        128.00
RMS INVESTMENT CORP/PARMATOWN                    1991-00       93,812.37                       93,812.37     92,055.92
RMS INVESTMENT CORP/PARMATOWN                    1992-00       72,893.69                       72,893.69     69,432.48
RMS INVESTMENT CORP/PARMATOWN                    3025-00       13,202.14        13,202.14
ROBERT WAYNE ASSOCIATES, INC                     1057-00        7,804.44         6,949.44
ROCHESTER GAS AND ELECTRIC                        329-00        1,060.14         1,060.14
ROCKAWAY CONVENIENCE CENTER                       982-00        3,198.50         3,198.50
ROCKAWAY CONVENIENCE CENTER                       983-00      141,725.76                      141,725.76
ROCKAWAY CONVENIENCE CENTER                      2992-00        2,360.18         2,360.18
ROCKAWAY CONVENIENCE CENTER                      3334-00       27,926.20        27,926.20
ROCK-IT                                          3701-00        6,600.00         6,600.00
ROOSEVELT FIELD MALL                             2183-00      278,070.60       244,737.27
ROOSEVELT FIELD MALL                             2185-00        7,731.47                        7,731.47
ROOSEVELT FIELD MALL                             4101-00          668.83                          668.83          0.00
ROSEN, ED                                        3595-11       67,514.00                       67,514.00
ROSEN, MARVIN & BARBARA                           522-00        5,418.00                        5,418.00          0.00
ROSENTHAL & ROSENTHAL  INC                        139-00      170,486.01       148,090.01
ROSENTHAL, STEPHEN                               1489-00      310,567.51       280,000.00
ROTO-ROOTER                                      3563-00        1,513.50         1,513.50
ROUSE COMPANY AND SUBSIDIARIES                   1008-00      103,796.64                      103,796.64
ROUSE JACKSONVILLE INC                            586-00       37,090.56                       37,090.56
ROUSE-FASHION PLACE LLC                          1757-00        6,522.07                        6,522.07
ROYAL WHOLESALE ELECTRIC                          876-00          687.33           687.33
RP GROUP INC DBA BUTLERS PANTR                   3950-00          259.65           259.65
RREEF USA FUNDS-III/BAYBROOK M                   2088-00      124,793.11                      124,793.11
RUBERO-MARTINEZ, ANTONIO                         3607-00      200,000.00                      200,000.00          0.00
RUIZ FIALLO, MARIO &                              345-00      560,000.00                      560,000.00          0.00
RUIZ, MARIO                                      1296-00      564,300.00                      564,300.00
RUIZ-FIALLO, MARIO                               1297-00      564,300.00                      564,300.00
RYDER TRUCK RENTAL                                384-00        3,621.24         3,621.24
S.K.K. INC                                        934-00        3,593.05         3,593.05
SACHS, ALAN A                                    3940-11       52,383.00        52,383.00
SACRAMENTO MUNICIPAL UTILITY                      214-00        5,542.46         4,147.76
SAFE & SOUND ARMED COURIER INC                   3504-00       14,505.84        14,505.84
                                                               CURRENT DISTRIBUTION MOTION
                                                               ---------------------------
                                      AMENDED CLAIM              CLAIM TO BE ALLOWED AS
                                    FILED BY CREDITOR             FILED OR AS OTHERWISE
                                    OR STOP APPROVED                REDUCED BY COURT
                                      SINCE INITIAL     TO BE         ORDER, CLAIM                                        $.06
                                      DISTRIBUTION   ALLOWED BY      AMENDMENT OR       RESERVE       TOTAL CLAIM       DISTRIBUTION
                                         MOTION        TRUSTEE         AGREEMENT        ESTIMATE        RESERVE             PAID
------------------------------------------------------------------------------------------------------------------------------------
PUREWATER DYNAMICS, INC.                                                       95.22                          95.22           5.71
PYRAMID CHAMPLAIN COMPANY                                                                 32,634.07       32,634.07
PYRAMID CHAMPLAIN COMPANY                                                                 43,721.35       43,721.35
PYRAMID COMPANY OF GLEN FALLS                                                             34,977.91       34,977.91
PYRAMID COMPANY OF HOLYOKE                                                  2,931.88                       2,931.88
PYRAMID COMPANY OF HOLYOKE                           134,975.39           134,975.39                     134,975.39
PYRAMID COMPANY OF HOLYOKE                                                  1,564.37                       1,564.37
PYRAMID COMPANY OF HOLYOKE                                                                70,214.04       70,214.04
PYRAMID COMPANY OF WATERTOWN                                                2,446.54                       2,446.54
PYRAMID CROSSGATES COMPANY                                                  2,553.39                       2,553.39
PYRAMID CROSSGATES COMPANY                                                               101,896.32      101,896.32
PYRAMID CROSSGATES COMPANY                                                                71,602.80       71,602.80
PYRAMID CROSSGATES COMPANY                                                                 1,733.63        1,733.63
QUACKENBUSH, KELLY A                                                            0.00                           0.00
QUAILL SPRINGS MALL                                                         1,280.41                       1,280.41          76.83
QUAILL SPRINGS MALL                                   79,216.41            79,216.41                      79,216.41       4,753.00
QUEBECOR PRINTING SAYERS INC.                                              16,592.58                      16,592.58         995.55
QUESTAR GAS COMPANY                                                           123.71                         123.71           7.43
R&B INDUSTRIES                                                             17,143.89                      17,143.89       1,028.63
RAINBOW SALES INC                                                           2,588.70                       2,588.70         155.32
RAISER, CHARLES                                        5,882.00             5,882.00                       5,882.00
RAMOS & RAMOS ASSOCIATES                                                    3,450.00                       3,450.00
RAMOS,RITA                                                                               100,000.00      100,000.00
RANDALL PARK MALL                                                                         46,550.04       46,550.04
RANDALL PARK MALL                                                          28,474.95                      28,474.95
RANDALL PARK MALL                                                                          9,923.43        9,923.43
RANDALL PARK MALL                                                                          1,569.51        1,569.51
RANDALL PARK MALL                                                                          7,606.55        7,606.55
RANKIN, BEN W                                                               2,573.00                       2,573.00         154.38
RANKIN, BEN W                                                                   0.00                           0.00
REAL INVESTMENTS SE                                    4,954.00             4,954.00                       4,954.00
RED WING PRODUCTS INC                                                         925.47                         925.47
REGENCY SQUARE MALL                                                                      126,420.69      126,420.69
REGENCY SQUARE MALL                                   84,655.50            84,655.50                      84,655.50
REGENCY SQUARE MALL                                                                        2,773.16        2,773.16
REGENCY UTILITIES, INC.                                                       175.75                         175.75
RELIANCE PLUMBING                                                             139.00                         139.00
RENARD PAPER COMPANY INC                                                    1,526.00                       1,526.00          91.56
REPORT FOOTWEAR                                                            72,418.41                      72,418.41       4,345.10
RETIREE BENEFITS                                                       14,500,000.00                  14,500,000.00
RGIS INVENTORY SPECIALISTS                                                 17,753.64                      17,753.64       1,065.22
RI COM CORPORATION                                                          2,113.03                       2,113.03
RI COM CORPORATION                                                            109.95                         109.95
RI COM CORPORATION                                                            152.68                         152.68           9.16
RIDGMAR MALL/SHOPCO 129 LP                                                  2,198.09                       2,198.09
RI-TAXATION DEPT                                                               35.78                          35.78           2.14
RIVER OAKS CENTER                                                         115,019.32                     115,019.32
RIVER OAKS CENTER                                                           4,642.17                       4,642.17
RIVER OAKS CENTER                                                           1,799.41                       1,799.41
RIVER OAKS CENTER                                                           1,361.76                       1,361.76
RIVER OAKS CENTER                                                          14,657.76                      14,657.76
RIVER OAKS CENTER                                                          15,571.63                      15,571.63
RIVERA, JESSICA                                                                 0.00                           0.00
RIVERGATE MALL LIMITED PARTNER                                             33,096.12                      33,096.12       1,985.77
RIVERGATE MALL LIMITED PARTNER                                             36,330.57                      36,330.57       2,179.84
RIVERGATE MALL LIMITED PARTNER                                             43,242.38                      43,242.38       2,594.54
RIVERSIDE PIZZA CO                                                             98.23                          98.23           5.90
RIVIERA FINANCE, INC                                                       30,593.92                      30,593.92       1,835.63
RMS INVESTMENT CORP/PARMATOWN                                                 128.00                         128.00           7.68
RMS INVESTMENT CORP/PARMATOWN                                              92,055.92                      92,055.92       5,523.35
RMS INVESTMENT CORP/PARMATOWN                                              69,432.48                      69,432.48       4,165.95
RMS INVESTMENT CORP/PARMATOWN                                              13,202.14                      13,202.14         792.13
ROBERT WAYNE ASSOCIATES, INC                                                6,949.44                       6,949.44
ROCHESTER GAS AND ELECTRIC                                                  1,060.14                       1,060.14          63.61
ROCKAWAY CONVENIENCE CENTER                                                 3,198.50                       3,198.50
ROCKAWAY CONVENIENCE CENTER                          141,725.76           141,725.76                     141,725.76
ROCKAWAY CONVENIENCE CENTER                                                 2,360.18                       2,360.18
ROCKAWAY CONVENIENCE CENTER                                                27,926.20                      27,926.20
ROCK-IT                                                                     6,600.00                       6,600.00
ROOSEVELT FIELD MALL                                                      244,737.27                     244,737.27
ROOSEVELT FIELD MALL                                                                       7,731.47        7,731.47
ROOSEVELT FIELD MALL                                                            0.00                           0.00
ROSEN, ED                                             67,514.00            67,514.00                      67,514.00       4,050.84
ROSEN, MARVIN & BARBARA                                                         0.00                           0.00
ROSENTHAL & ROSENTHAL  INC                    0.00                              0.00                           0.00
ROSENTHAL, STEPHEN                      280,000.00                        280,000.00                     280,000.00      16,800.00
ROTO-ROOTER                                                                 1,513.50                       1,513.50          90.81
ROUSE COMPANY AND SUBSIDIARIES                                                           103,796.64      103,796.64
ROUSE JACKSONVILLE INC                                                                    37,090.56       37,090.56
ROUSE-FASHION PLACE LLC                                6,522.07             6,522.07                       6,522.07
ROYAL WHOLESALE ELECTRIC                                                      687.33                         687.33
RP GROUP INC DBA BUTLERS PANTR                                                259.65                         259.65          15.57
RREEF USA FUNDS-III/BAYBROOK M                       124,793.11           124,793.11                     124,793.11       7,487.59
RUBERO-MARTINEZ, ANTONIO                                                        0.00                           0.00
RUIZ FIALLO, MARIO &                                                            0.00                           0.00
RUIZ, MARIO                                                                              564,300.00      564,300.00
RUIZ-FIALLO, MARIO                                                                       564,300.00      564,300.00
RYDER TRUCK RENTAL                                                          3,621.24                       3,621.24
S.K.K. INC                                                                  3,593.05                       3,593.05         215.58
SACHS, ALAN A                                                              52,383.00                      52,383.00       3,142.98
SACRAMENTO MUNICIPAL UTILITY                                                4,147.76                       4,147.76         248.87
SAFE & SOUND ARMED COURIER INC                                             14,505.84                      14,505.84
                                                                $.14   CURRENT
                                      $.06  DISTRIBUTION          DISTRIBUTION
                                     RESERVE, IF NOT PAID,     RESERVE, BASED ON,
                                       BASED ON CURRENT             CURRENT
                                     DISTRIBUTION MOTION      DISTRIBUTION MOTION
                                        CLAIM RESERVE           CLAIM RESERVE
---------------------------------------------------------------------------------------------------------
PUREWATER DYNAMICS, INC.                         0.00                 13.33
PYRAMID CHAMPLAIN COMPANY                    1,958.04              4,568.77
PYRAMID CHAMPLAIN COMPANY                    2,623.28              6,120.99
PYRAMID COMPANY OF GLEN FALLS                2,098.67              4,896.91
PYRAMID COMPANY OF HOLYOKE                     175.91                410.46
PYRAMID COMPANY OF HOLYOKE                   8,098.52             18,896.55
PYRAMID COMPANY OF HOLYOKE                      93.86                219.01
PYRAMID COMPANY OF HOLYOKE                   4,212.84              9,829.97
PYRAMID COMPANY OF WATERTOWN                   146.79                342.52
PYRAMID CROSSGATES COMPANY                     153.20                357.47
PYRAMID CROSSGATES COMPANY                   6,113.78             14,265.48
PYRAMID CROSSGATES COMPANY                   4,296.17             10,024.39
PYRAMID CROSSGATES COMPANY                     104.02                242.71
QUACKENBUSH, KELLY A                             0.00                  0.00
QUAILL SPRINGS MALL                              0.00                179.26
QUAILL SPRINGS MALL                              0.00             11,090.30
QUEBECOR PRINTING SAYERS INC.                    0.00              2,322.96
QUESTAR GAS COMPANY                              0.00                 17.32
R&B INDUSTRIES                                   0.00              2,400.14
RAINBOW SALES INC                                0.00                362.42
RAISER, CHARLES                                352.92                823.48
RAMOS & RAMOS ASSOCIATES                       207.00                483.00
RAMOS,RITA                                   6,000.00             14,000.00
RANDALL PARK MALL                            2,793.00              6,517.01
RANDALL PARK MALL                            1,708.50              3,986.49
RANDALL PARK MALL                              595.41              1,389.28
RANDALL PARK MALL                               94.17                219.73
RANDALL PARK MALL                              456.39              1,064.92
RANKIN, BEN W                                    0.00                360.22
RANKIN, BEN W                                    0.00                  0.00
REAL INVESTMENTS SE                            297.24                693.56
RED WING PRODUCTS INC                           55.53                129.57
REGENCY SQUARE MALL                          7,585.24             17,698.90
REGENCY SQUARE MALL                          5,079.33             11,851.77
REGENCY SQUARE MALL                            166.39                388.24
REGENCY UTILITIES, INC.                         10.55                 24.61
RELIANCE PLUMBING                                8.34                 19.46
RENARD PAPER COMPANY INC                         0.00                213.64
REPORT FOOTWEAR                                  0.00             10,138.58
RETIREE BENEFITS                                 0.00          1,450,000.00
RGIS INVENTORY SPECIALISTS                       0.00              2,485.51
RI COM CORPORATION                             126.78                295.82
RI COM CORPORATION                               6.60                 15.39
RI COM CORPORATION                               0.00                 21.38
RIDGMAR MALL/SHOPCO 129 LP                     131.89                307.73
RI-TAXATION DEPT                                 0.00                  5.01
RIVER OAKS CENTER                            6,901.16             16,102.70
RIVER OAKS CENTER                              278.53                649.90
RIVER OAKS CENTER                              107.96                251.92
RIVER OAKS CENTER                               81.71                190.65
RIVER OAKS CENTER                              879.47              2,052.09
RIVER OAKS CENTER                              934.30              2,180.03
RIVERA, JESSICA                                  0.00                  0.00
RIVERGATE MALL LIMITED PARTNER                   0.00              4,633.46
RIVERGATE MALL LIMITED PARTNER                   0.00              5,086.28
RIVERGATE MALL LIMITED PARTNER                   0.00              6,053.93
RIVERSIDE PIZZA CO                               0.00                 13.75
RIVIERA FINANCE, INC                             0.00              4,283.15
RMS INVESTMENT CORP/PARMATOWN                    0.00                 17.92
RMS INVESTMENT CORP/PARMATOWN                    0.00             12,887.83
RMS INVESTMENT CORP/PARMATOWN                    0.00              9,720.55
RMS INVESTMENT CORP/PARMATOWN                    0.00              1,848.30
ROBERT WAYNE ASSOCIATES, INC                   416.97                972.92
ROCHESTER GAS AND ELECTRIC                       0.00                148.42
ROCKAWAY CONVENIENCE CENTER                    191.91                447.79
ROCKAWAY CONVENIENCE CENTER                  8,503.55             19,841.61
ROCKAWAY CONVENIENCE CENTER                    141.61                330.43
ROCKAWAY CONVENIENCE CENTER                  1,675.57              3,909.67
ROCK-IT                                        396.00                924.00
ROOSEVELT FIELD MALL                        14,684.24             34,263.22
ROOSEVELT FIELD MALL                           463.89              1,082.41
ROOSEVELT FIELD MALL                             0.00                  0.00
ROSEN, ED                                        0.00              9,451.96
ROSEN, MARVIN & BARBARA                          0.00                  0.00
ROSENTHAL & ROSENTHAL  INC                       0.00                  0.00
ROSENTHAL, STEPHEN                               0.00             39,200.00
ROTO-ROOTER                                      0.00                211.89
ROUSE COMPANY AND SUBSIDIARIES               6,227.80             14,531.53
ROUSE JACKSONVILLE INC                       2,225.43              5,192.68
ROUSE-FASHION PLACE LLC                        391.32                913.09
ROYAL WHOLESALE ELECTRIC                        41.24                 96.23
RP GROUP INC DBA BUTLERS PANTR                   0.00                 36.35
RREEF USA FUNDS-III/BAYBROOK M                   0.00             17,471.04
RUBERO-MARTINEZ, ANTONIO                         0.00                  0.00
RUIZ FIALLO, MARIO &                             0.00                  0.00
RUIZ, MARIO                                 33,858.00             79,002.00
RUIZ-FIALLO, MARIO                          33,858.00             79,002.00
RYDER TRUCK RENTAL                             217.27                506.97
S.K.K. INC                                       0.00                503.03
SACHS, ALAN A                                    0.00              7,333.62
SACRAMENTO MUNICIPAL UTILITY                     0.00                580.69
SAFE & SOUND ARMED COURIER INC                 870.35              2,030.82

Legend
A = Reclassed from/to admin
S = Reclssed from/to secured
P = Reclassed from/to priority
corr = Correcting entry

                                            Unsecured Claims At January 15, 2002

                                                                           INITIAL DISTRUBITION
                                                                           --------------------

                                                                        CLAIM TO BE ALLOWED
                                                                          AS FILED OR AS
                                                                        OTHERWISE REDUCED
                                                                          BY COURT ORDER                  ORDER 12
                                                            FILED CLAIM  CLAIM AMENDMENT OR  REVERSE     (except as
NAME                                            CLAIM NO.     AMOUNT          AGREEMENT      ESTIMATE       noted)
----------------------------------------------------------------------------------------------------------------------
SAGA SOFTWARE INC                                2054-00    1,322,508.50    1,322,508.50
SAN MALL LLC  - ALMEDA MALL                       647-00        1,517.32                        1,517.32
SAN MALL LLC  - ALMEDA MALL                       653-01       35,044.84                       35,044.84          0.00
SAN MALL LLC -  NORTHWEST MALL                    636-01       33,025.68                       33,025.68     16,814.73
SAN MALL LLC -  NORTHWEST MALL                    637-01        5,995.34                        5,995.34
SAN MALL LLC -  NORTHWEST MALL                    646-00        2,189.87                        2,189.87
SANDUSKY MALL COMPANY                            4075-00       49,329.55                       30,000.00
SANDUSKY MALL COMPANY                            4077-00        2,891.82        2,891.82
SANGERTOWN SQUARE                                2331-00       58,809.91                       58,809.91
SANGERTOWN SQUARE                                2333-00       59,576.20                       59,576.20
SANGERTOWN SQUARE                                2334-00        1,236.12        1,236.12
SANSABELT                                        2114-00       66,399.37       20,717.40
SANTA MONICA PLACE ASSOCIATES                    1761-00        1,161.68        1,161.68
SANTA ROSA MALL (FL)                             2556-00          472.47          472.47
SANTANA SHOES                                    3422-00        2,860.20        2,860.20
SARASOTA SQUARE                                  2890-00      118,333.53                      118,333.53
SAVAGE, GEORGE                                    940-11       51,046.00                       51,046.00
SAVANNAH ELECTRIC AND POWER CO                    185-00          989.71          989.71
SAVANNAH TEACHERS PROPERTIES I                   4002-00        1,996.52        1,996.52
SCALIA, FRANK                                    1404-00      403,479.00      139,872.00
SC-CHARLESTON COUNTY                             1425-01        3,797.44                            0.00      3,797.44   S
SCHILLER'S IMAGING GROUP                          722-00          744.94          744.94
SCOTT APGAR                                      4042-00        2,041.68        2,041.68
SCOTT, KEITH W                                   1776-11        2,872.00                        2,872.00
SC-RICHLAND COUNTY TREASURER                     4169-00          102.16                          102.16
SEA LAND SERVICE INC                              261-00        5,638.00           88.00
SEACROSS TRADING                                 2609-00        5,124.00        5,124.00
SEARS, ROEBUCK & CO                               113-00          129.29          129.29
SEATTLE PACIFIC INDUSTRIES                        320-00      170,843.50      170,843.50
SECURITY SQUARE ASSOCIATES                       2072-00       51,896.13       15,765.48
SECURITY SQUARE ASSOCIATES                       2073-00       43,883.86                       43,883.86
SECURITY SQUARE ASSOCIATES                       2074-00       56,295.98                       56,295.98
SEMINOLE TOWNE CENTER L/P                        2224-00        1,869.37                        1,869.37      1,344.84
SEMINOLE TOWNE CENTER L/P                        3292-00       66,089.88       54,854.88
SERVICE FEE BUSINESS DEPT                        1990-00            5.64            5.64
SF CENTER/URBAN RETAIL PROP                      2418-01      141,384.10                       51,085.37
SF CENTER/URBAN RETAIL PROP                      2418-02          949.18                            0.00
SHAER SHOE CORPORATION                           1870-00        5,707.00        5,707.00
SHANNONS ACCESSORIES                              301-00        6,400.00        6,400.00
SHAREEN ALTERATION & TAILORING                   1821-00          200.00          200.00
SHARPSTOWN / RELATED PROPERTY                    2474-00       75,000.00                       75,000.00
SHIZUKO SUTHERLAND                               2006-00          144.50          144.50
SHOETREND LTD                                    3764-00        6,300.00        6,300.00
SHOP AT HOME                                      659-00          437.18          437.18
SHREE FASHION INDUSTRIES LTD                      349-00       58,129.48       33,226.92
SIERRA PACIFIC POWER CO                           465-00          936.67          936.67
SIKES SENTER-URBAN RETAIL PROP                   2885-00       50,005.02       49,992.94
SIKES SENTER-URBAN RETAIL PROP                   2895-00       38,132.30                       38,132.30      3,199.20
SILCO FIRE PROTECTION CO                          699-00           31.80           31.80
SILVERITE GUTTERMAN CO INC                        718-00        2,550.00        2,550.00
SIMON PROPERTY GROUP (TX) LP                     4038-00    2,000,000.00                     ,000,000.00
SIMPLEX TIME RECORDER                             317-00          144.45          144.45
SIMPLEX TIME RECORDER                             401-00          112.50          112.50
SKECHERS USA INC                                 3566-00       66,730.00       66,730.00
SKILLPATH SEMINARS                               3729-00          149.00          149.00
SL GILBERT CO                                    3647-00       13,125.48                       13,125.48          0.00
SNOHOMISH CO PUD                                  207-00          148.13          148.13
SO SWEET, INC.                                   2017-00       49,980.00       49,980.00
SOABAR SYSTEMS (HK) LTD                          3222-00       48,044.73                       48,044.73          0.00
SOFTWORKS, INC                                    780-00       14,000.00                       14,000.00          0.00
SOKELAND HEATING & AIR COND                      1591-00        1,345.15        1,345.15
SOLANO MALL LLC                                  2354-00       78,106.20                       78,106.20
SOLANO MALL LLC                                  2356-00          564.30          564.30
SOLMINE,SANDRA                                   3473-00          250.00                          250.00          0.00
SOMETHING SPECIAL GARDENING                      3523-00        1,157.80        1,157.80
SOONER MALL LLC                                   774-01       61,034.62                       61,034.62
SOS                                               726-00          150.05          150.05
SOTO MARTINEZ,VENALIZ                             939-00       42,000.00                       42,000.00          0.00
SOUTH COUNTY CENTER LLC                          2359-00        8,251.72                        8,251.72
SOUTH COUNTY CENTER LLC                          2360-00       65,248.78                       65,248.78
SOUTH PARK MALL (IL)                             2221-00        2,077.97                        2,077.97          0.00
SOUTH PARK MALL (IL)                             3291-00       64,676.76       64,676.76
SOUTH PARK MALL (LA)                             2996-00        9,712.67                        9,712.67
SOUTH PARK MALL (LA)                             3294-00       73,792.56                       73,792.56
SOUTH SHORE PLAZA                                2219-00        4,963.50        4,963.50
SOUTH SHORE PLAZA                                3297-00      189,399.82                      189,399.82    138,899.82
SOUTHEAST SERVICE CORPORATION                    1828-00       10,128.59       10,028.59
SOUTHERN CALIFORNIA GAS COMPAN                    248-00          194.60          194.60
SOUTHERN INDIANA GAS & ELEC CO                    539-00        9,053.67        9,053.67
SOUTHLAKE MALL LLC                               1183-00      104,777.04                      104,777.04
SOUTHLAKE MALL LLC                               1184-00      125,284.92                      125,284.92          0.00
SOUTHLAKE MALL LLC                               1185-00       81,816.98                       81,816.98     78,496.74
SOUTHLAND JOINT VENTURE                          1128-00      119,655.00                      119,655.00
SOUTHLAND JOINT VENTURE                          1132-00      138,422.53                      138,422.53
SOUTHLAND JOINT VENTURE                          1133-00       83,709.00                       83,709.00
SOUTHLAND MALL (TN)                              2555-00       45,099.34       45,099.34
SOUTHLAND MALL SHOPPING CENTER                    467-01        2,901.69                        2,901.69         19.74
SOUTHLAND MALL SHOPPING CENTER                    468-00       12,640.98       10,937.34                     10,937.34
SOUTHPARK MALL                                   2066-00        2,631.27        2,631.27
SOUTHRIDGE MALL-N/S ASSOCIATES                   2894-00      131,382.03                      131,382.03
SOUTHSIDE TELEPHONE SERVICE                      3539-00          426.47          426.47
SOUTHWESTERN BELL TELEPHONE                       300-00        8,716.96        8,716.96
                                                               CURRENT DISTRIBUTION MOTION
                                                               ---------------------------
                                      AMENDED CLAIM              CLAIM TO BE ALLOWED AS
                                    FILED BY CREDITOR             FILED OR AS OTHERWISE
                                    OR STOP APPROVED                REDUCED BY COURT
                                      SINCE INITIAL     TO BE         ORDER, CLAIM                                          $.06
                                      DISTRIBUTION   ALLOWED BY      AMENDMENT OR       RESERVE       TOTAL CLAIM       DISTRIBUTION
                                         MOTION        TRUSTEE         AGREEMENT        ESTIMATE        RESERVE             PAID
------------------------------------------------------------------------------------------------------------------------------------
SAGA SOFTWARE INC                                                        1,322,508.50                    1,322,508.50     79,350.51
SAN MALL LLC  - ALMEDA MALL                                                                 1,517.32         1,517.32
SAN MALL LLC  - ALMEDA MALL                                                      0.00                            0.00
SAN MALL LLC -  NORTHWEST MALL                                              16,814.73                       16,814.73
SAN MALL LLC -  NORTHWEST MALL                                                              5,995.34         5,995.34
SAN MALL LLC -  NORTHWEST MALL                                                              2,189.87         2,189.87
SANDUSKY MALL COMPANY                                                                      30,000.00        30,000.00
SANDUSKY MALL COMPANY                                                        2,891.82                        2,891.82        173.51
SANGERTOWN SQUARE                                                                          58,809.91        58,809.91
SANGERTOWN SQUARE                                                                          59,576.20        59,576.20
SANGERTOWN SQUARE                                                            1,236.12                        1,236.12         74.16
SANSABELT                                                                   20,717.40                       20,717.40      1,243.04
SANTA MONICA PLACE ASSOCIATES                                                1,161.68                        1,161.68
SANTA ROSA MALL (FL)                                                           472.47                          472.47
SANTANA SHOES                                                                2,860.20                        2,860.20        171.61
SARASOTA SQUARE                                       118,333.53           118,333.53                      118,333.53      7,100.01
SAVAGE, GEORGE                                         51,046.00            51,046.00                       51,046.00      3,062.76
SAVANNAH ELECTRIC AND POWER CO                                                 989.71                          989.71
SAVANNAH TEACHERS PROPERTIES I                                               1,996.52                        1,996.52        119.79
SCALIA, FRANK                                                              139,872.00                      139,872.00      8,392.32
SC-CHARLESTON COUNTY                                                         3,797.44                        3,797.44        227.84
SCHILLER'S IMAGING GROUP                                                       744.94                          744.94
SCOTT APGAR                                                                  2,041.68                        2,041.68        122.50
SCOTT, KEITH W                                          2,872.00             2,872.00                        2,872.00        172.32
SC-RICHLAND COUNTY TREASURER                              102.16               102.16                          102.16
SEA LAND SERVICE INC                                                            88.00                           88.00
SEACROSS TRADING                                                             5,124.00                        5,124.00
SEARS, ROEBUCK & CO                                                            129.29                          129.29
SEATTLE PACIFIC INDUSTRIES                                                 170,843.50                      170,843.50     10,250.61
SECURITY SQUARE ASSOCIATES                                                  15,765.48                       15,765.48        945.93
SECURITY SQUARE ASSOCIATES                             43,883.86            43,883.86                       43,883.86      2,633.03
SECURITY SQUARE ASSOCIATES                             56,295.98            56,295.98                       56,295.98      3,377.76
SEMINOLE TOWNE CENTER L/P                                                    1,344.84                        1,344.84
SEMINOLE TOWNE CENTER L/P                                                   54,854.88                       54,854.88
SERVICE FEE BUSINESS DEPT                                                        5.64                            5.64          0.34
SF CENTER/URBAN RETAIL PROP                                                                51,085.37        51,085.37
SF CENTER/URBAN RETAIL PROP                                                                   949.18           949.18
SHAER SHOE CORPORATION                                                                      5,707.00         5,707.00
SHANNONS ACCESSORIES                                                         6,400.00                        6,400.00        384.00
SHAREEN ALTERATION & TAILORING                                                 200.00                          200.00         12.00
SHARPSTOWN / RELATED PROPERTY                          75,000.00            75,000.00                       75,000.00
SHIZUKO SUTHERLAND                                                             144.50                          144.50
SHOETREND LTD                                                                6,300.00                        6,300.00        378.00
SHOP AT HOME                                                                   437.18                          437.18         26.23
SHREE FASHION INDUSTRIES LTD                                                33,226.92                       33,226.92
SIERRA PACIFIC POWER CO                                                        936.67                          936.67         56.20
SIKES SENTER-URBAN RETAIL PROP                                              49,992.94                       49,992.94      2,999.58
SIKES SENTER-URBAN RETAIL PROP                                               3,199.20                        3,199.20        191.95
SILCO FIRE PROTECTION CO                                                        31.80                           31.80          1.91
SILVERITE GUTTERMAN CO INC                                                   2,550.00                        2,550.00        153.00
SIMON PROPERTY GROUP (TX) LP            0.00                                     0.00                            0.00
SIMPLEX TIME RECORDER                                                          144.45                          144.45
SIMPLEX TIME RECORDER                                                          112.50                          112.50
SKECHERS USA INC                                                            66,730.00                       66,730.00
SKILLPATH SEMINARS                                                             149.00                          149.00          8.94
SL GILBERT CO                                                                    0.00                            0.00
SNOHOMISH CO PUD                                                               148.13                          148.13
SO SWEET, INC.                                                              49,980.00                       49,980.00
SOABAR SYSTEMS (HK) LTD                                                          0.00                            0.00
SOFTWORKS, INC                                                                   0.00                            0.00
SOKELAND HEATING & AIR COND                                                  1,345.15                        1,345.15         80.71
SOLANO MALL LLC                                                                            78,106.20        78,106.20
SOLANO MALL LLC                                                                564.30                          564.30
SOLMINE,SANDRA                                                                   0.00                            0.00
SOMETHING SPECIAL GARDENING                                                  1,157.80                        1,157.80         69.47
SOONER MALL LLC                                                                            61,034.62        61,034.62
SOS                                                                            150.05                          150.05
SOTO MARTINEZ,VENALIZ                                                            0.00                            0.00
SOUTH COUNTY CENTER LLC                                 8,251.72             8,251.72                        8,251.72        495.11
SOUTH COUNTY CENTER LLC                                                                    65,248.78        65,248.78
SOUTH PARK MALL (IL)                                                             0.00                            0.00
SOUTH PARK MALL (IL)                                                        64,676.76                       64,676.76
SOUTH PARK MALL (LA)                                                                        9,712.67         9,712.67
SOUTH PARK MALL (LA)                                   73,792.56            73,792.56                       73,792.56
SOUTH SHORE PLAZA                                                            4,963.50                        4,963.50
SOUTH SHORE PLAZA                                                          138,899.82                      138,899.82
SOUTHEAST SERVICE CORPORATION                                               10,028.59                       10,028.59        601.71
SOUTHERN CALIFORNIA GAS COMPAN                                                 194.60                          194.60
SOUTHERN INDIANA GAS & ELEC CO                                               9,053.67                        9,053.67        543.22
SOUTHLAKE MALL LLC                                    104,777.04           104,777.04                      104,777.04      6,286.62
SOUTHLAKE MALL LLC                                                               0.00                            0.00
SOUTHLAKE MALL LLC                                                          78,496.74                       78,496.74      4,709.81
SOUTHLAND JOINT VENTURE                                                                   119,655.00       119,655.00
SOUTHLAND JOINT VENTURE                                                                   138,422.53       138,422.53
SOUTHLAND JOINT VENTURE                                                                    83,709.00        83,709.00
SOUTHLAND MALL (TN)                                                         45,099.34                       45,099.34
SOUTHLAND MALL SHOPPING CENTER                                                  19.74                           19.74          1.18
SOUTHLAND MALL SHOPPING CENTER                                              10,937.34                       10,937.34        656.24
SOUTHPARK MALL                                                               2,631.27                        2,631.27
SOUTHRIDGE MALL-N/S ASSOCIATES                                                            131,382.03       131,382.03
SOUTHSIDE TELEPHONE SERVICE                                                    426.47                          426.47
SOUTHWESTERN BELL TELEPHONE                                                  8,716.96                        8,716.96
                                                                $.14   CURRENT
                                      $.06  DISTRIBUTION          DISTRIBUTION
                                     RESERVE, IF NOT PAID,     RESERVE, BASED ON,
                                       BASED ON CURRENT             CURRENT
                                     DISTRIBUTION MOTION      DISTRIBUTION MOTION
                                        CLAIM RESERVE           CLAIM RESERVE
---------------------------------------------------------------------------------------------------------
SAGA SOFTWARE INC                                 0.00          185,151.19
SAN MALL LLC  - ALMEDA MALL                      91.04              212.42
SAN MALL LLC  - ALMEDA MALL                       0.00                0.00
SAN MALL LLC -  NORTHWEST MALL                1,008.88            2,354.06
SAN MALL LLC -  NORTHWEST MALL                  359.72              839.35
SAN MALL LLC -  NORTHWEST MALL                  131.39              306.58
SANDUSKY MALL COMPANY                         1,800.00            4,200.00
SANDUSKY MALL COMPANY                             0.00              404.85
SANGERTOWN SQUARE                             3,528.59            8,233.39
SANGERTOWN SQUARE                             3,574.57            8,340.67
SANGERTOWN SQUARE                                 0.00              173.06
SANSABELT                                         0.00            2,900.44
SANTA MONICA PLACE ASSOCIATES                    69.70              162.64
SANTA ROSA MALL (FL)                             28.35               66.15
SANTANA SHOES                                     0.00              400.43
SARASOTA SQUARE                                   0.00           16,566.69
SAVAGE, GEORGE                                    0.00            7,146.44
SAVANNAH ELECTRIC AND POWER CO                   59.38              138.56
SAVANNAH TEACHERS PROPERTIES I                    0.00              279.51
SCALIA, FRANK                                     0.00           19,582.08
SC-CHARLESTON COUNTY                              0.00              531.64
SCHILLER'S IMAGING GROUP                         44.70              104.29
SCOTT APGAR                                       0.00              285.84
SCOTT, KEITH W                                    0.00              402.08
SC-RICHLAND COUNTY TREASURER                      6.13               14.30
SEA LAND SERVICE INC                              5.28               12.32
SEACROSS TRADING                                307.44              717.36
SEARS, ROEBUCK & CO                               7.76               18.10
SEATTLE PACIFIC INDUSTRIES                        0.00           23,918.09
SECURITY SQUARE ASSOCIATES                        0.00            2,207.17
SECURITY SQUARE ASSOCIATES                        0.00            6,143.74
SECURITY SQUARE ASSOCIATES                        0.00            7,881.44
SEMINOLE TOWNE CENTER L/P                        80.69              188.28
SEMINOLE TOWNE CENTER L/P                     3,291.29            7,679.68
SERVICE FEE BUSINESS DEPT                         0.00                0.79
SF CENTER/URBAN RETAIL PROP                   3,065.12            7,151.95
SF CENTER/URBAN RETAIL PROP                      56.95              132.89
SHAER SHOE CORPORATION                          342.42              798.98
SHANNONS ACCESSORIES                              0.00              896.00
SHAREEN ALTERATION & TAILORING                    0.00               28.00
SHARPSTOWN / RELATED PROPERTY                 4,500.00           10,500.00
SHIZUKO SUTHERLAND                                8.67               20.23
SHOETREND LTD                                     0.00              882.00
SHOP AT HOME                                      0.00               61.21
SHREE FASHION INDUSTRIES LTD                  1,993.62            4,651.77
SIERRA PACIFIC POWER CO                           0.00              131.13
SIKES SENTER-URBAN RETAIL PROP                    0.00            6,999.01
SIKES SENTER-URBAN RETAIL PROP                    0.00              447.89
SILCO FIRE PROTECTION CO                          0.00                4.45
SILVERITE GUTTERMAN CO INC                        0.00              357.00
SIMON PROPERTY GROUP (TX) LP                      0.00                0.00
SIMPLEX TIME RECORDER                             8.67               20.22
SIMPLEX TIME RECORDER                             6.75               15.75
SKECHERS USA INC                              4,003.80            9,342.20
SKILLPATH SEMINARS                                0.00               20.86
SL GILBERT CO                                     0.00                0.00
SNOHOMISH CO PUD                                  8.89               20.74
SO SWEET, INC.                                2,998.80            6,997.20
SOABAR SYSTEMS (HK) LTD                           0.00                0.00
SOFTWORKS, INC                                    0.00                0.00
SOKELAND HEATING & AIR COND                       0.00              188.32
SOLANO MALL LLC                               4,686.37           10,934.87
SOLANO MALL LLC                                  33.86               79.00
SOLMINE,SANDRA                                    0.00                0.00
SOMETHING SPECIAL GARDENING                       0.00              162.09
SOONER MALL LLC                               3,662.08            8,544.85
SOS                                               9.00               21.01
SOTO MARTINEZ,VENALIZ                             0.00                0.00
SOUTH COUNTY CENTER LLC                           0.00            1,155.24
SOUTH COUNTY CENTER LLC                       3,914.93            9,134.83
SOUTH PARK MALL (IL)                              0.00                0.00
SOUTH PARK MALL (IL)                          3,880.61            9,054.75
SOUTH PARK MALL (LA)                            582.76            1,359.77
SOUTH PARK MALL (LA)                          4,427.55           10,330.96
SOUTH SHORE PLAZA                               297.81              694.89
SOUTH SHORE PLAZA                             8,333.99           19,445.97
SOUTHEAST SERVICE CORPORATION                     0.00            1,404.00
SOUTHERN CALIFORNIA GAS COMPAN                   11.68               27.24
SOUTHERN INDIANA GAS & ELEC CO                    0.00            1,267.51
SOUTHLAKE MALL LLC                                0.00           14,668.79
SOUTHLAKE MALL LLC                                0.00                0.00
SOUTHLAKE MALL LLC                                0.00           10,989.54
SOUTHLAND JOINT VENTURE                       7,179.30           16,751.70
SOUTHLAND JOINT VENTURE                       8,305.35           19,379.15
SOUTHLAND JOINT VENTURE                       5,022.54           11,719.26
SOUTHLAND MALL (TN)                           2,705.96            6,313.91
SOUTHLAND MALL SHOPPING CENTER                    0.00                2.76
SOUTHLAND MALL SHOPPING CENTER                    0.00            1,531.23
SOUTHPARK MALL                                  157.88              368.38
SOUTHRIDGE MALL-N/S ASSOCIATES                7,882.92           18,393.48
SOUTHSIDE TELEPHONE SERVICE                      25.59               59.71
SOUTHWESTERN BELL TELEPHONE                     523.02            1,220.37

Legend
A = Reclassed from/to admin
S = Reclssed from/to secured
P = Reclassed from/to priority
corr = Correcting entry

                                            Unsecured Claims At January 15, 2002

                                                                           INITIAL DISTRUBITION
                                                                           --------------------

                                                                        CLAIM TO BE ALLOWED
                                                                          AS FILED OR AS
                                                                        OTHERWISE REDUCED
                                                                          BY COURT ORDER                   ORDER 12
                                                            FILED CLAIM  CLAIM AMENDMENT OR  REVERSE      (except as
NAME                                            CLAIM NO.     AMOUNT          AGREEMENT      ESTIMATE        noted)
----------------------------------------------------------------------------------------------------------------------
SOUTHWESTERN BELL WIRELESS                       1123-00          871.79        871.79
SOUTHWESTERN BELL YELLOW PAGES                   4148-00           55.45         55.45
SPACE PLACE                                      3232-00          332.92                          332.92
SPARKLING SPRING                                 3483-00          136.88        136.88
SPEAR SECURITY COMPANY                           3499-00        6,297.75      6,297.75
SPECIAL  SERVICES                                2601-00          240.00        240.00
SPENCE, KAREN A                                  3242-00    1,000,000.00                    1,000,000.00
SPRING HILL MALL LLC                             1186-00          969.83        969.83
SPRING HILL MALL LLC                             1189-00       71,655.97                       71,655.97
SPRING HILL MALL LLC                             1190-00       75,039.27      1,034.23                        1,034.23
SPRINGFIELD ASSOCIATES                            471-00       91,859.18     89,001.02                       89,001.02
SPRINGFIELD MALL                                 1783-00       89,004.29     76,306.29                       76,306.29
SPRINT PCS                                       1807-00        1,462.43                        1,462.43          0.00
SQUARE ONE LIMITED PARTNERSHIP                    831-00       40,793.25     40,793.25
SQUARE ONE LIMITED PARTNERSHIP                    955-00       89,433.86     89,433.86
SSC COMPANY                                      1090-00       96,807.39                       96,807.39
ST CHARLES TOWNE CENTER                          2217-00        5,416.20      5,416.20
ST CHARLES TOWNE CENTER                          3290-00       84,621.84                       84,621.84     69,621.84
ST CLAIR SQUARE LP/CBL ASSOC                     1907-00        2,108.79                        2,108.79
ST LOUIS CENTRE                                   429-00        1,206.91                        1,206.91
ST LOUIS CENTRE                                   432-00        3,247.57                        3,247.57      1,523.43
ST LOUIS CENTRE                                  2213-00        3,707.99                        3,707.99      2,416.97
ST LOUIS CENTRE                                  2997-00        9,062.59      9,062.59
ST LOUIS CENTRE                                  2998-00        1,416.00        920.79                          920.79
ST LOUIS CENTRE                                  3301-00        4,549.68      4,549.68
ST LOUIS CENTRE                                  3302-00          954.00        954.00
ST LOUIS NORTH JOINT VENTURE                      926-00       72,986.49     58,310.18                       58,310.18
ST LOUIS NORTH JOINT VENTURE                      927-00       50,441.35                       50,441.35     21,606.06
ST LOUIS STATION ASSOCIATES                      1148-01       52,531.48                       52,531.48
ST MICHAEL STRATEGIES                            3613-00       17,800.00     17,800.00
STANDARD, TYESHA                                  352-00    1,000,000.00                    1,000,000.00
STATE INSURANCE FUND CORP                        3021-00       60,784.51                       60,784.51
STATE INSURANCE FUND CORP                        3023-00       60,784.51                       60,784.51
STATE STREET BANK & TRUST                        1729-00       55,000.00                       55,000.00          0.00
STATE STREET BANK & TRUST                        4194-00      657,224.39                      657,224.39
STATE STREET BANK & TRUST                        4313-00      654,284.77    654,284.77
STERLING SOFTWARE AED                            3219-00        1,792.06      1,792.06
STERLING, DEBRA L                                3549-00          100.00        100.00
STERNECK, ROBERT L                               1047-11        4,000.00                        4,000.00
STEVEN BLOCK CONSULTING INC                      3739-00        6,340.02      6,340.02
STILLWATER SALES, INC                            3319-00       65,529.08                       65,529.08          0.00
STONE, VONCILE                                   1048-11        3,500.00                            0.00      3,500.00   P
STONE, VONCILE                                   2864-11        3,217.00                        3,217.00
STONEWOOD CENTER LTD                             2050-00       53,996.66                       53,996.66          0.00
STRATFORD SQ/URBAN RETAIL PROP                   2898-00       63,709.70                       63,709.70
STRATFORD SQ/URBAN RETAIL PROP                   2899-00       25,853.05                       25,853.05
SUBURBAN INDUSTRIAL PACKAGING                    1507-00       14,716.20     14,716.20
SUMMIT PLACE MALL                                3044-00          618.38                          618.38
SUMMIT PLACE MALL                                3045-00        1,738.48      1,738.48
SUMMIT PLACE MALL                                3046-00          387.52        387.52
SUNGA, C SCOTT                                   3259-00          100.00        100.00
SUNGOLD EYEWEAR INC                              3598-00       79,111.59     75,239.03
SUNLAND PARK MALL                                3000-00        8,296.13                        8,296.13
SUNRISE MALL ASSOCIATES                          1504-01       72,273.73                       72,273.73
SUNRISE MALL ASSOCIATES                          1504-02      138,086.96                      138,086.96
SUNSTATE FIRE                                    3572-00           33.39         33.39
SUPER TRADER INC                                 1063-00       29,164.80     29,164.80
SWANSEA MALL LLC                                 2548-00       68,265.71     68,265.71
SWANSEA MALL LLC                                 2562-00       53,944.81                       53,944.81     51,067.92
SWEETWATER AUTHORITY                              700-00           29.88         29.88
SYD LEVETHAN SHOES INC                           3703-00       12,444.31     12,444.31
SYMBOL TECHNOLOGIES INC                          1310-00        1,547.00      1,547.00
SYSTEMS SERVICE ENTERPRISES IN                    844-00          180.00        180.00
T & R EXTERMINATORS INC                          1342-00           48.71         48.71
TACOMA MALL                                      3001-00        4,350.56      4,350.56
TAI DU                                            680-00          154.50        154.50
TALBOT, ALISON                                   1882-11       15,000.00     13,785.00
TAMPA ELECTRIC                                   1840-01          426.66                          426.66
TAMPA ELECTRIC                                   1840-02        3,439.37                            0.00      3,439.37   S
TAMPA NORTHWEST LTD                              1130-00       89,308.48     89,308.48
TAUBMAN AUBURN HILLS ASSOCIATE                   2116-00      119,730.88                      119,730.88    111,141.45
TAUBMAN AUBURN HILLS ASSOCIATE                   3035-00      145,418.86                      145,418.86    101,483.23
TAYLOR, WILLIAM W                                1503-11       13,876.00                            0.00     13,876.00   P
THE SOUTHERN CONNECTICUT GAS C                   3960-00          140.16        140.16
THOMPKINS, KAREN L                                841-00       25,268.87                       25,268.87          0.00
TMG APPAREL INC/ENDO NY                          3792-00       46,861.56     43,403.15
TN-CITY OF JACKSON                               3128-00          720.35                          720.35
TN-CITY OF KNOXVILLE                             1367-01           62.38                            0.00         62.38   P
TN-CITY OF KNOXVILLE                             1370-01           46.65                            0.00         46.65   P
TN-DEPARTMENT OF REVENUE                         4173-02          379.00                          379.00
TN-DEPARTMENT OF REVENUE                         4173-03        2,051.94                            0.00      2,051.94   P
TN-KNOX COUNTY TRUSTEE                            338-01          224.06                            0.00        161.94   S
TN-WILLIAMSON COUNTY                              294-01          253.68                            0.00        253.68   S
TN-WILLIAMSON COUNTY                              309-01          276.23                            0.00        276.23   P
TN-WILLIAMSON COUNTY                              324-01          356.42                            0.00        356.42   P
TN-WILLIAMSON COUNTY                             1561-01           10.01                            0.00         10.01   P
TN-WILLIAMSON COUNTY                             1562-01           12.92                            0.00         12.92   P
TN-WILLIAMSON COUNTY                             1563-01            9.19                            0.00          9.19   P
TODD STUDIOS                                     1797-00       10,730.00     10,730.00
TOPLINE IMPORTS                                  1942-00       22,517.88     14,166.60
TORRANCE COMPANY/DEL AMO FASHI                   2381-01      191,545.20                      191,545.20
TORRANCE COMPANY/DEL AMO FASHI                   2382-01      405,998.20                      405,998.20
                                                               CURRENT DISTRIBUTION MOTION
                                                               ---------------------------
                                      AMENDED CLAIM              CLAIM TO BE ALLOWED AS
                                    FILED BY CREDITOR             FILED OR AS OTHERWISE
                                    OR STOP APPROVED                REDUCED BY COURT
                                      SINCE INITIAL     TO BE         ORDER, CLAIM                                          $.06
                                      DISTRIBUTION   ALLOWED BY      AMENDMENT OR       RESERVE       TOTAL CLAIM       DISTRIBUTION
                                         MOTION        TRUSTEE         AGREEMENT        ESTIMATE        RESERVE             PAID
------------------------------------------------------------------------------------------------------------------------------------
SOUTHWESTERN BELL WIRELESS                                                871.79                          871.79
SOUTHWESTERN BELL YELLOW PAGES                                             55.45                           55.45
SPACE PLACE                                             332.92            332.92                          332.92             19.97
SPARKLING SPRING                                                          136.88                          136.88              8.22
SPEAR SECURITY COMPANY                                                  6,297.75                        6,297.75
SPECIAL  SERVICES                                                         240.00                          240.00             14.40
SPENCE, KAREN A                        20,000.00                       20,000.00                       20,000.00
SPRING HILL MALL LLC                                                      969.83                          969.83             58.19
SPRING HILL MALL LLC                                                                  71,655.97        71,655.97
SPRING HILL MALL LLC                                                    1,034.23                        1,034.23             62.06
SPRINGFIELD ASSOCIATES                                                 89,001.02                       89,001.02
SPRINGFIELD MALL                                                       76,306.29                       76,306.29
SPRINT PCS                                                                  0.00                            0.00
SQUARE ONE LIMITED PARTNERSHIP                                         40,793.25                       40,793.25
SQUARE ONE LIMITED PARTNERSHIP                                         89,433.86                       89,433.86
SSC COMPANY                                          96,807.39         96,807.39                       96,807.39          5,808.44
ST CHARLES TOWNE CENTER                                                 5,416.20                        5,416.20
ST CHARLES TOWNE CENTER                                                69,621.84                       69,621.84
ST CLAIR SQUARE LP/CBL ASSOC                          2,108.79          2,108.79                        2,108.79            126.53
ST LOUIS CENTRE                                                                        1,206.91         1,206.91
ST LOUIS CENTRE                                                         1,523.43                        1,523.43
ST LOUIS CENTRE                                                         2,416.97                        2,416.97
ST LOUIS CENTRE                                                         9,062.59                        9,062.59
ST LOUIS CENTRE                                                           920.79                          920.79
ST LOUIS CENTRE                                                         4,549.68                        4,549.68
ST LOUIS CENTRE                                                           954.00                          954.00
ST LOUIS NORTH JOINT VENTURE                                           58,310.18                       58,310.18
ST LOUIS NORTH JOINT VENTURE                                           21,606.06                       21,606.06
ST LOUIS STATION ASSOCIATES                                                           52,531.48        52,531.48
ST MICHAEL STRATEGIES                                                  17,800.00                       17,800.00          1,068.00
STANDARD, TYESHA                       75,000.00                       75,000.00                       75,000.00
STATE INSURANCE FUND CORP                                                             60,784.51        60,784.51
STATE INSURANCE FUND CORP                                                             60,784.51        60,784.51
STATE STREET BANK & TRUST                                                   0.00                            0.00
STATE STREET BANK & TRUST                                                            657,224.39       657,224.39
STATE STREET BANK & TRUST                                             654,284.77                      654,284.77         39,257.09
STERLING SOFTWARE AED                                                   1,792.06                        1,792.06            107.53
STERLING, DEBRA L                                                         100.00                          100.00              6.00
STERNECK, ROBERT L                                    4,000.00          4,000.00                        4,000.00            240.00
STEVEN BLOCK CONSULTING INC                                             6,340.02                        6,340.02            380.40
STILLWATER SALES, INC                                                       0.00                            0.00
STONE, VONCILE                                                          3,500.00                        3,500.00
STONE, VONCILE                                        3,217.00          3,217.00                        3,217.00
STONEWOOD CENTER LTD                                                        0.00                            0.00
STRATFORD SQ/URBAN RETAIL PROP                                                        63,709.70        63,709.70
STRATFORD SQ/URBAN RETAIL PROP                                                        25,853.05        25,853.05
SUBURBAN INDUSTRIAL PACKAGING                                          14,716.20                       14,716.20            882.97
SUMMIT PLACE MALL                                       618.38            618.38                          618.38             37.10
SUMMIT PLACE MALL                                                       1,738.48                        1,738.48            104.31
SUMMIT PLACE MALL                                                         387.52                          387.52             23.25
SUNGA, C SCOTT                                                            100.00                          100.00
SUNGOLD EYEWEAR INC                                                    75,239.03                       75,239.03
SUNLAND PARK MALL                                                                      8,296.13         8,296.13
SUNRISE MALL ASSOCIATES                              72,273.73         72,273.73                       72,273.73          4,336.43
SUNRISE MALL ASSOCIATES                                                              138,086.96       138,086.96
SUNSTATE FIRE                                                              33.39                           33.39
SUPER TRADER INC                                                       29,164.80                       29,164.80          1,749.89
SWANSEA MALL LLC                                                       68,265.71                       68,265.71          4,095.94
SWANSEA MALL LLC                                                       51,067.92                       51,067.92          3,064.08
SWEETWATER AUTHORITY                                                       29.88                           29.88
SYD LEVETHAN SHOES INC                                                 12,444.31                       12,444.31            746.66
SYMBOL TECHNOLOGIES INC                                                 1,547.00                        1,547.00             92.82
SYSTEMS SERVICE ENTERPRISES IN                                            180.00                          180.00
T & R EXTERMINATORS INC                                                    48.71                           48.71              2.92
TACOMA MALL                                                             4,350.56                        4,350.56
TAI DU                                                                    154.50                          154.50
TALBOT, ALISON                                                         13,785.00                       13,785.00
TAMPA ELECTRIC                                          426.66            426.66                          426.66
TAMPA ELECTRIC                                                          3,439.37                        3,439.37
TAMPA NORTHWEST LTD                                                    89,308.48                       89,308.48
TAUBMAN AUBURN HILLS ASSOCIATE                                        111,141.45                      111,141.45
TAUBMAN AUBURN HILLS ASSOCIATE                                        101,483.23                      101,483.23          6,089.00
TAYLOR, WILLIAM W                                                      13,876.00                       13,876.00            832.56
THE SOUTHERN CONNECTICUT GAS C                                            140.16                          140.16              8.41
THOMPKINS, KAREN L                                                          0.00                            0.00
TMG APPAREL INC/ENDO NY                                                43,403.15                       43,403.15
TN-CITY OF JACKSON                                      720.35            720.35                          720.35
TN-CITY OF KNOXVILLE                                                       62.38                           62.38              3.74
TN-CITY OF KNOXVILLE                                                       46.65                           46.65              2.80
TN-DEPARTMENT OF REVENUE                                                                 379.00           379.00
TN-DEPARTMENT OF REVENUE                                                2,051.94                        2,051.94            123.12
TN-KNOX COUNTY TRUSTEE                                                    161.94                          161.94              9.71
TN-WILLIAMSON COUNTY                                                      253.68                          253.68             15.23
TN-WILLIAMSON COUNTY                                                      276.23                          276.23             16.57
TN-WILLIAMSON COUNTY                                                      356.42                          356.42             21.39
TN-WILLIAMSON COUNTY                                                       10.01                           10.01              0.60
TN-WILLIAMSON COUNTY                                                       12.92                           12.92              0.77
TN-WILLIAMSON COUNTY                                                        9.19                            9.19              0.55
TODD STUDIOS                                                           10,730.00                       10,730.00            643.80
TOPLINE IMPORTS                                                        14,166.60                       14,166.60            849.99
TORRANCE COMPANY/DEL AMO FASHI                                                          191,545.20       191,545.20
TORRANCE COMPANY/DEL AMO FASHI                                                          405,998.20       405,998.20
                                                              $.14   CURRENT
                                    $.06  DISTRIBUTION          DISTRIBUTION
                                   RESERVE, IF NOT PAID,     RESERVE, BASED ON,
                                     BASED ON CURRENT             CURRENT
                                   DISTRIBUTION MOTION      DISTRIBUTION MOTION
                                      CLAIM RESERVE           CLAIM RESERVE
---------------------------------------------------------------------------------------------------------
SOUTHWESTERN BELL WIRELESS                     52.31              122.05
SOUTHWESTERN BELL YELLOW PAGES                  3.33                7.76
SPACE PLACE                                     0.00               46.61
SPARKLING SPRING                                0.00               19.16
SPEAR SECURITY COMPANY                        377.87              881.69
SPECIAL  SERVICES                               0.00               33.60
SPENCE, KAREN A                             1,200.00            2,800.00
SPRING HILL MALL LLC                            0.00              135.78
SPRING HILL MALL LLC                        4,299.36           10,031.84
SPRING HILL MALL LLC                            0.00              144.79
SPRINGFIELD ASSOCIATES                      5,340.06           12,460.14
SPRINGFIELD MALL                            4,578.38           10,682.88
SPRINT PCS                                      0.00                0.00
SQUARE ONE LIMITED PARTNERSHIP              2,447.60            5,711.06
SQUARE ONE LIMITED PARTNERSHIP              5,366.03           12,520.74
SSC COMPANY                                     0.00           13,553.03
ST CHARLES TOWNE CENTER                       324.97              758.27
ST CHARLES TOWNE CENTER                     4,177.31            9,747.06
ST CLAIR SQUARE LP/CBL ASSOC                    0.00              295.23
ST LOUIS CENTRE                                72.41              168.97
ST LOUIS CENTRE                                91.41              213.28
ST LOUIS CENTRE                               145.02              338.38
ST LOUIS CENTRE                               543.76            1,268.76
ST LOUIS CENTRE                                55.25              128.91
ST LOUIS CENTRE                               272.98              636.96
ST LOUIS CENTRE                                57.24              133.56
ST LOUIS NORTH JOINT VENTURE                3,498.61            8,163.43
ST LOUIS NORTH JOINT VENTURE                1,296.36            3,024.85
ST LOUIS STATION ASSOCIATES                 3,151.89            7,354.41
ST MICHAEL STRATEGIES                           0.00            2,492.00
STANDARD, TYESHA                            4,500.00           10,500.00
STATE INSURANCE FUND CORP                   3,647.07            8,509.83
STATE INSURANCE FUND CORP                   3,647.07            8,509.83
STATE STREET BANK & TRUST                       0.00                0.00
STATE STREET BANK & TRUST                  39,433.46           92,011.41
STATE STREET BANK & TRUST                       0.00           91,599.87
STERLING SOFTWARE AED                           0.00              250.89
STERLING, DEBRA L                               0.00               14.00
STERNECK, ROBERT L                              0.00              560.00
STEVEN BLOCK CONSULTING INC                     0.00              887.60
STILLWATER SALES, INC                           0.00                0.00
STONE, VONCILE                                210.00              490.00
STONE, VONCILE                                193.02              450.38
STONEWOOD CENTER LTD                            0.00                0.00
STRATFORD SQ/URBAN RETAIL PROP              3,822.58            8,919.36
STRATFORD SQ/URBAN RETAIL PROP              1,551.18            3,619.43
SUBURBAN INDUSTRIAL PACKAGING                   0.00            2,060.27
SUMMIT PLACE MALL                               0.00               86.57
SUMMIT PLACE MALL                               0.00              243.39
SUMMIT PLACE MALL                               0.00               54.25
SUNGA, C SCOTT                                  6.00               14.00
SUNGOLD EYEWEAR INC                         4,514.34           10,533.46
SUNLAND PARK MALL                             497.77            1,161.46
SUNRISE MALL ASSOCIATES                         0.00           10,118.32
SUNRISE MALL ASSOCIATES                     8,285.22           19,332.17
SUNSTATE FIRE                                   2.00                4.67
SUPER TRADER INC                                0.00            4,083.07
SWANSEA MALL LLC                                0.00            9,557.20
SWANSEA MALL LLC                                0.00            7,149.51
SWEETWATER AUTHORITY                            1.79                4.18
SYD LEVETHAN SHOES INC                          0.00            1,742.20
SYMBOL TECHNOLOGIES INC                         0.00              216.58
SYSTEMS SERVICE ENTERPRISES IN                 10.80               25.20
T & R EXTERMINATORS INC                         0.00                6.82
TACOMA MALL                                   261.03              609.08
TAI DU                                          9.27               21.63
TALBOT, ALISON                                827.10            1,929.90
TAMPA ELECTRIC                                 25.60               59.73
TAMPA ELECTRIC                                206.36              481.51
TAMPA NORTHWEST LTD                         5,358.51           12,503.19
TAUBMAN AUBURN HILLS ASSOCIATE              6,668.49           15,559.80
TAUBMAN AUBURN HILLS ASSOCIATE                  0.00           14,207.65
TAYLOR, WILLIAM W                               0.00            1,942.64
THE SOUTHERN CONNECTICUT GAS C                  0.00               19.62
THOMPKINS, KAREN L                              0.00                0.00
TMG APPAREL INC/ENDO NY                     2,604.19            6,076.44
TN-CITY OF JACKSON                             43.22              100.85
TN-CITY OF KNOXVILLE                            0.00                8.73
TN-CITY OF KNOXVILLE                            0.00                6.53
TN-DEPARTMENT OF REVENUE                       22.74               53.06
TN-DEPARTMENT OF REVENUE                        0.00              287.27
TN-KNOX COUNTY TRUSTEE                          0.00               22.67
TN-WILLIAMSON COUNTY                            0.00               35.52
TN-WILLIAMSON COUNTY                            0.00               38.67
TN-WILLIAMSON COUNTY                            0.00               49.90
TN-WILLIAMSON COUNTY                            0.00                1.40
TN-WILLIAMSON COUNTY                            0.00                1.81
TN-WILLIAMSON COUNTY                            0.00                1.29
TODD STUDIOS                                    0.00            1,502.20
TOPLINE IMPORTS                                 0.00            1,983.32
TORRANCE COMPANY/DEL AMO FASHI             11,492.71           26,816.33
TORRANCE COMPANY/DEL AMO FASHI             24,359.89           56,839.75

Legend
A = Reclassed from/to admin
S = Reclssed from/to secured
P = Reclassed from/to priority
corr = Correcting entry

                                            Unsecured Claims At January 15, 2002

                                                                           INITIAL DISTRUBITION
                                                                           --------------------

                                                                        CLAIM TO BE ALLOWED
                                                                          AS FILED OR AS
                                                                        OTHERWISE REDUCED
                                                                          BY COURT ORDER                   ORDER 12
                                                            FILED CLAIM  CLAIM AMENDMENT OR  REVERSE      (except as
NAME                                            CLAIM NO.     AMOUNT          AGREEMENT      ESTIMATE        noted)
----------------------------------------------------------------------------------------------------------------------
TORRES-GONZALES, ROBERT                          1935-00      550,000.00                       550,000.00          0.00
TOWERS PERRIN                                     750-00       24,265.00      24,265.00
TOWN CENTER AT COBB                              3004-00        2,304.63       2,304.63
TOWN EAST MALL PARTNERSHIP                       1188-00          286.84         286.84
TOWNE EAST MALL                                  2208-00        2,572.73       2,572.73
TOWNE EAST MALL                                  2210-00          899.96         899.96
TOWNE EAST MALL                                  3288-00       52,413.60                        52,413.60     26,730.04
TOWNE EAST MALL                                  3289-00       37,168.56                        37,168.56
TOWSON TC LLC                                     475-00      112,792.46                       112,792.46
TOWSON TC LLC                                    1127-00      143,209.24                       143,209.24
TRADE WINDS IMPORTING CO                          386-00       12,470.22      12,470.22
TRANS AM FIXTURE                                  623-00        1,293.75       1,293.75
TRANS WORLD AIRLINES                             3635-00       20,702.09      20,702.09
TRAVELERS CASUALTY & SURETY CO                   2564-00  UNLIQUIDATED                               0.00
TRAVELERS CASUALTY & SURETY CO                   2568-00  UNLIQUIDATED                               0.00
TRAVELERS CASUALTY & SURETY CO                   2572-00  UNLIQUIDATED                               0.00
TRAVELERS CASUALTY & SURETY CO                   2573-00  UNLIQUIDATED                               0.00
TRAVELERS CASUALTY & SURETY CO                   2574-00  UNLIQUIDATED                               0.00
TRAVELERS CASUALTY & SURETY CO                   2576-00  UNLIQUIDATED                               0.00
TRAVELERS CASUALTY & SURETY CO                   2577-00  UNLIQUIDATED                               0.00
TRAVELERS CASUALTY & SURETY CO                   2578-00  UNLIQUIDATED                               0.00
TRAVELERS CASUALTY & SURETY CO                   2579-00  UNLIQUIDATED                               0.00
TRAVELERS CASUALTY & SURETY CO                   2580-00  UNLIQUIDATED                               0.00
TRAVELERS CASUALTY & SURETY CO                   2581-00  UNLIQUIDATED                               0.00
TRAVELERS CASUALTY & SURETY CO                   2584-00  UNLIQUIDATED                               0.00
TREASURE COAST SQUARE                            3011-00        9,681.77       9,681.77
TRI-C WINDOW CLEANING                            3590-00           42.80          42.80
TRISTAR CORPORATION                               663-00      111,960.13     107,172.16
TRI-STATE FIRE PROTECTION INC                    3628-00          208.75         208.75
TRST EL PASO, INC.                               3221-01       91,520.33                        91,520.33
TRST EL PASO, INC.                               3221-02       91,520.33                        91,520.33     63,540.84
TU ELECTRIC                                       169-00        6,142.15       6,142.15
TUCCI SEGRETE & ROSEN CONSULTA                   3923-00       29,399.92      29,399.92
TUCSON ELECTRIC POWER CO                          198-00        3,626.95       3,626.95
TURTLE CREEK LIMITED PARTNERSH                   1906-00       91,484.27      91,484.27
TUSCALOOSA PARTIES TIC                           1101-00        2,024.53       2,024.53
TUTTLE, LEILANI                                  3256-00           30.00          30.00
TUTU PARK LIMITED                                2836-01        1,124.73       1,124.73
TUTU PARK LIMITED                                2837-00        7,841.30       7,841.30
TWA CARGO                                         788-00          602.54         602.54
TWELVE OAKS MALL LP                              3040-00      102,457.27                       102,457.27
TX-ALDINE ISD                                    3994-02          160.57         160.57
TX-CITY OF RICHARDSON                             289-00           59.91          59.91
TX-GOOSE CREEK CIS D                             1841-02        1,508.09                             0.00      1,508.09   P
TYRONE SQUARE                                     992-00        7,973.25                         7,973.25      7,444.33
TYRONE SQUARE                                    2206-00       45,009.00                        45,009.00     20,399.00
TYRONE SQUARE                                    2207-00        1,997.63       1,997.63
TYRONE SQUARE                                    3337-00      127,063.97                       127,063.97
U S MALL HOLDINGS                                3885-00          879.77         879.77
UF FACTORS                                        776-00       58,363.24      57,971.00
UNITED JERSEY CLEANING                            524-00           30.00          30.00
UNIVERSITY MALL (AR)                              971-00  UNLIQUIDATED                               0.00
UNIVERSITY MALL (AR)                              976-00  UNLIQUIDATED                               0.00          0.00
UNIVERSITY MALL (AR)                              977-00        2,663.85       2,663.85
UNIVERSITY MALL (FL)                             3007-00        1,618.98       1,618.98
                                                               CURRENT DISTRIBUTION MOTION
                                                               ---------------------------
                                      AMENDED CLAIM              CLAIM TO BE ALLOWED AS
                                    FILED BY CREDITOR             FILED OR AS OTHERWISE
                                    OR STOP APPROVED                REDUCED BY COURT
                                      SINCE INITIAL     TO BE         ORDER, CLAIM                                         $.06
                                      DISTRIBUTION   ALLOWED BY      AMENDMENT OR       RESERVE       TOTAL CLAIM      DISTRIBUTION
                                         MOTION        TRUSTEE         AGREEMENT        ESTIMATE        RESERVE             PAID
---------------------------------------------------------------------------------------------------------------------------------
TORRES-GONZALES, ROBERT                                                      0.00                            0.00
TOWERS PERRIN                                                           24,265.00                       24,265.00       1,455.90
TOWN CENTER AT COBB                                                      2,304.63                        2,304.63
TOWN EAST MALL PARTNERSHIP                                                 286.84                          286.84          17.21
TOWNE EAST MALL                                                          2,572.73                        2,572.73
TOWNE EAST MALL                                                            899.96                          899.96
TOWNE EAST MALL                                                         26,730.04                       26,730.04
TOWNE EAST MALL                                       37,168.56         37,168.56                       37,168.56
TOWSON TC LLC                                                                         112,792.46       112,792.46
TOWSON TC LLC                                                                         143,209.24       143,209.24
TRADE WINDS IMPORTING CO                                                12,470.22                       12,470.22         748.22
TRANS AM FIXTURE                                                         1,293.75                        1,293.75          77.62
TRANS WORLD AIRLINES                                                    20,702.09                       20,702.09       1,242.12
TRAVELERS CASUALTY & SURETY CO                                                              0.00             0.00
TRAVELERS CASUALTY & SURETY CO                                                              0.00             0.00
TRAVELERS CASUALTY & SURETY CO                                                              0.00             0.00
TRAVELERS CASUALTY & SURETY CO                                                              0.00             0.00
TRAVELERS CASUALTY & SURETY CO                                                              0.00             0.00
TRAVELERS CASUALTY & SURETY CO                                                              0.00             0.00
TRAVELERS CASUALTY & SURETY CO                                                              0.00             0.00
TRAVELERS CASUALTY & SURETY CO                                                              0.00             0.00
TRAVELERS CASUALTY & SURETY CO                                                              0.00             0.00
TRAVELERS CASUALTY & SURETY CO                                                              0.00             0.00
TRAVELERS CASUALTY & SURETY CO                                                              0.00             0.00
TRAVELERS CASUALTY & SURETY CO                                                              0.00             0.00
TREASURE COAST SQUARE                                                    9,681.77                        9,681.77
TRI-C WINDOW CLEANING                                                       42.80                           42.80
TRISTAR CORPORATION                                                    107,172.16                      107,172.16
TRI-STATE FIRE PROTECTION INC                                              208.75                          208.75
TRST EL PASO, INC.                                    91,520.33         91,520.33                       91,520.33
TRST EL PASO, INC.                                                      63,540.84                       63,540.84       3,812.45
TU ELECTRIC                                                              6,142.15                        6,142.15
TUCCI SEGRETE & ROSEN CONSULTA            0.00                               0.00                            0.00
TUCSON ELECTRIC POWER CO                                                 3,626.95                        3,626.95
TURTLE CREEK LIMITED PARTNERSH                                          91,484.27                       91,484.27       5,489.06
TUSCALOOSA PARTIES TIC                                                   2,024.53                        2,024.53
TUTTLE, LEILANI                                                             30.00                           30.00
TUTU PARK LIMITED                                                        1,124.73                        1,124.73
TUTU PARK LIMITED                                                        7,841.30                        7,841.30
TWA CARGO                                                                  602.54                          602.54
TWELVE OAKS MALL LP                                  102,457.27        102,457.27                      102,457.27
TX-ALDINE ISD                                                              160.57                          160.57
TX-CITY OF RICHARDSON                                                       59.91                           59.91           3.59
TX-GOOSE CREEK CIS D                                                     1,508.09                        1,508.09
TYRONE SQUARE                                                            7,444.33                        7,444.33
TYRONE SQUARE                                                           20,399.00                       20,399.00
TYRONE SQUARE                                                            1,997.63                        1,997.63
TYRONE SQUARE                                                                         127,063.97       127,063.97
U S MALL HOLDINGS                                                          879.77                          879.77
UF FACTORS                                                              57,971.00                       57,971.00       3,478.26
UNITED JERSEY CLEANING                                                      30.00                           30.00
UNIVERSITY MALL (AR)                                                                        0.00             0.00
UNIVERSITY MALL (AR)                                                         0.00                            0.00
UNIVERSITY MALL (AR)                                                     2,663.85                        2,663.85
UNIVERSITY MALL (FL)                                                     1,618.98                        1,618.98
                                                              $.14   CURRENT
                                    $.06  DISTRIBUTION          DISTRIBUTION
                                   RESERVE, IF NOT PAID,     RESERVE, BASED ON,
                                     BASED ON CURRENT             CURRENT
                                   DISTRIBUTION MOTION      DISTRIBUTION MOTION
                                      CLAIM RESERVE           CLAIM RESERVE
---------------------------------------------------------------------------------------------------------
TORRES-GONZALES, ROBERT                       0.00                   0.00
TOWERS PERRIN                                 0.00               3,397.10
TOWN CENTER AT COBB                         138.28                 322.65
TOWN EAST MALL PARTNERSHIP                    0.00                  40.16
TOWNE EAST MALL                             154.36                 360.18
TOWNE EAST MALL                              54.00                 125.99
TOWNE EAST MALL                           1,603.80               3,742.21
TOWNE EAST MALL                           2,230.11               5,203.60
TOWSON TC LLC                             6,767.55              15,790.94
TOWSON TC LLC                             8,592.55              20,049.29
TRADE WINDS IMPORTING CO                      0.00               1,745.83
TRANS AM FIXTURE                              0.00                 181.13
TRANS WORLD AIRLINES                          0.00               2,898.29
TRAVELERS CASUALTY & SURETY CO                0.00                   0.00
TRAVELERS CASUALTY & SURETY CO                0.00                   0.00
TRAVELERS CASUALTY & SURETY CO                0.00                   0.00
TRAVELERS CASUALTY & SURETY CO                0.00                   0.00
TRAVELERS CASUALTY & SURETY CO                0.00                   0.00
TRAVELERS CASUALTY & SURETY CO                0.00                   0.00
TRAVELERS CASUALTY & SURETY CO                0.00                   0.00
TRAVELERS CASUALTY & SURETY CO                0.00                   0.00
TRAVELERS CASUALTY & SURETY CO                0.00                   0.00
TRAVELERS CASUALTY & SURETY CO                0.00                   0.00
TRAVELERS CASUALTY & SURETY CO                0.00                   0.00
TRAVELERS CASUALTY & SURETY CO                0.00                   0.00
TREASURE COAST SQUARE                       580.91               1,355.45
TRI-C WINDOW CLEANING                         2.57                   5.99
TRISTAR CORPORATION                       6,430.33              15,004.10
TRI-STATE FIRE PROTECTION INC                12.53                  29.23
TRST EL PASO, INC.                        5,491.22              12,812.85
TRST EL PASO, INC.                            0.00               8,895.72
TU ELECTRIC                                 368.53                 859.90
TUCCI SEGRETE & ROSEN CONSULTA                0.00                   0.00
TUCSON ELECTRIC POWER CO                    217.62                 507.77
TURTLE CREEK LIMITED PARTNERSH                0.00              12,807.80
TUSCALOOSA PARTIES TIC                      121.47                 283.43
TUTTLE, LEILANI                               1.80                   4.20
TUTU PARK LIMITED                            67.48                 157.46
TUTU PARK LIMITED                           470.48               1,097.78
TWA CARGO                                    36.15                  84.36
TWELVE OAKS MALL LP                       6,147.44              14,344.02
TX-ALDINE ISD                                 9.63                  22.48
TX-CITY OF RICHARDSON                         0.00                   8.39
TX-GOOSE CREEK CIS D                         90.49                 211.13
TYRONE SQUARE                               446.66               1,042.21
TYRONE SQUARE                             1,223.94               2,855.86
TYRONE SQUARE                               119.86                 279.67
TYRONE SQUARE                             7,623.84              17,788.96
U S MALL HOLDINGS                            52.79                 123.17
UF FACTORS                                    0.00               8,115.94
UNITED JERSEY CLEANING                        1.80                   4.20
UNIVERSITY MALL (AR)                          0.00                   0.00
UNIVERSITY MALL (AR)                          0.00                   0.00
UNIVERSITY MALL (AR)                        159.83                 372.94
UNIVERSITY MALL (FL)                         97.14                 226.66

Legend
A = Reclassed from/to admin
S = Reclssed from/to secured
P = Reclassed from/to priority
corr = Correcting entry

                                            Unsecured Claims At January 15, 2002

                                                                           INITIAL DISTRUBITION
                                                                           --------------------

                                                                        CLAIM TO BE ALLOWED
                                                                          AS FILED OR AS
                                                                        OTHERWISE REDUCED
                                                                          BY COURT ORDER                   ORDER 12
                                                            FILED CLAIM  CLAIM AMENDMENT OR  REVERSE      (except as
NAME                                            CLAIM NO.     AMOUNT          AGREEMENT      ESTIMATE        noted)
----------------------------------------------------------------------------------------------------------------------
UNIVERSITY MALL REALTY TRUST                     2096-00       47,224.51     28,121.36                       28,121.36
UNIVERSITY MALL SHOPPING CENTE                    674-00       74,012.90     74,012.90
UNIVERSITY MALL/BANK OF AMERIC                   2475-00           48.54         48.54
UNIVERSITY PARK MALL                             2197-00       71,704.52                       71,704.52     53,124.20
UNIVERSITY PARK MALL                             2205-00        2,568.75      2,568.75                        2,529.78
URBAN RETAIL PROP CO/CENTURY C                   2389-01       99,809.62                       99,809.62
URBAN RETAIL PROP CO/GENESSEE                    2384-01      152,544.31                      152,544.31
URBAN RETAIL PRP-BANNISTER ML                    2386-01       17,350.23                       17,350.23
URBAN RETAIL PRP-BANNISTER ML                    2413-01       36,715.35                       36,715.35
URBAN RETAIL PRP-BANNISTER ML                    2416-01      106,671.60                      106,671.60
URBAN RETAIL PRP-MAINPLACE                       2412-01       85,877.77                       85,887.77
URBAN RETAIL PRP-NORTH HILLS                     2392-00        3,394.46      1,080.44
URBAN RETAIL PRP-WOODLAND HILL                   2414-01      135,009.84                      135,009.84
URBAN RETAIL PRP-WOODLAND HILL                   2415-01      102,066.94                      102,066.94
US MONITOR                                       3928-00          440.27        440.27
US WEST COMMUNICATIONS                            186-00        7,387.44      7,387.44
USA TEMPORARIES INC                              3608-00        4,000.00      4,000.00
US-INTERNAL REVENUE SERVICE                      1743-01        4,878.28                            0.00
US-INTERNAL REVENUE SERVICE                      4196-01      110,512.69                      110,512.69
US-INTERNAL REVENUE SERVICE                      4197-01        2,048.80                        2,048.80
US-INTERNAL REVENUE SERVICE                      4198-01        6,181.70                        6,181.70
UTAH POWER                                       4207-01        4,416.89                        4,416.89          0.00
UTAH POWER / PACIFIC CORP                         190-00        4,877.85      4,877.85
VA-ALBEMARLE COUNTY                              4125-02          146.85        146.85
VA-CHESTERFIELD COUNTY TREASUR                   1579-00          122.28        122.28
VA-CITY OF NEWPORT NEWS                           115-00            7.92          7.92
VA-CITY OF VIRGINIA BEACH                         568-00        2,581.89         66.70
VA-CITY OF WINCHESTER                            3524-00        1,166.61                            0.00      1,166.61   P
VA-COUNTY OF FAIRFAX                             3842-01        6,645.04                            0.00      1,375.25   P
VALCOUR PRINTING                                  493-00       26,891.99     26,891.99
VALLADARES, ALEX                                 3204-00          900.00                          900.00          0.00
VALLEY FAIR MALL                                 2593-00       67,024.00     65,377.08
VALLEY FAIR MALL                                 2594-00       51,053.37     51,053.37
VAMPIRE IN THE NIGHT                              766-00          130.00        130.00
VANCE, BOB                                       3281-00           25.00         25.00
VA-PRINCE WILLIAM COUNTY                         4320-02           39.07         39.07
VAUGHT, KENNETH                                  2131-11        3,125.00                        3,125.00
VA-VIRGINIA DEPT OF TAXATION                     4130-01        4,387.52                        4,387.52
VA-VIRGINIA DEPT OF TAXATION                     4130-02        6,507.54                            0.00      6,507.54   P
VERIFACTS EMPLOYMENT VERIFICAT                   4021-00          837.00        837.00
VF JEANSWEAR                                     3612-00        2,718.46      2,718.46
VICENTE SANTORI COLL LAW FIRM                    2505-00          828.75        828.75
VICENTE SANTORI COLL LAW FIRM                    2506-00        2,868.75      2,868.75
VICENTE SANTORI COLL LAW FIRM                    2507-00        1,615.00      1,615.00
VICENTE SANTORI COLL LAW FIRM                    2508-00          722.50        722.50
VICKSBURG MALL ASSOCIATES                        1027-00       97,413.78                       97,413.78     84,124.52
VICTORIA MALL                                    1106-00        1,454.13      1,454.13
VIETH, CHERYL J                                  3761-00       24,000.00                       24,000.00
VILLA ITALIA                                     2549-00       10,940.24     10,940.24
VILLAGE OF CHICAGO RIDGE                         1070-00          185.46        185.46
VINETTE, MARK                                    3283-00           46.10         46.10
VIRGINIA CENTER COMMONS                          2196-00       34,276.90                       34,276.90
VIRGINIA CENTER COMMONS                          2199-00       53,420.04                       53,420.04
VIRGINIA POWER                                   1581-00        3,142.04      3,142.04
VIVIEN INTERNATIONAL                             2547-00       14,670.35     14,670.35
VOCATIONAL IMPROVEMENT PROGRAM                   3159-00        7,545.42      7,545.42
W QUINN ASSOCIATES INC                            735-00          300.00                          300.00          0.00
W/MGMT OF OHIO-AKRON                             3852-00          285.83        285.83
W9/MLM REAL ESTATE LP                            1627-00        3,043.07      3,043.07
W9/MLM REAL ESTATE LP                            1631-00       40,036.26                       40,036.26
WAGNER, LESLIE S                                 2118-00      872,019.00    417,000.00
WALDEN GALLERIA                                   557-00        1,742.47                        1,742.47
WALDEN GALLERIA                                  2301-00       99,601.32                       99,601.32
WALDEN GALLERIA                                  2302-00        2,398.36      2,144.37
WALDEN GALLERIA                                  2304-00          500.00                          500.00
WALDEN GALLERIA                                  2306-00       66,348.81                       66,348.81
WALLACE COMPUTER SERVICES                         709-00          623.83        623.83
WASHINGTON LUMBER                                3506-00          135.42        135.42
WASHINGTON SQUARE                                2198-00        1,590.25      1,590.25
WASHINGTON SQUARE                                2200-00       53,420.04                       53,420.04     27,420.04
WASHINGTON SQUARE                                2201-00        1,376.46      1,376.46
WASHINGTON SQUARE                                2202-00       47,713.68                       47,713.68      8,893.36
WASHINGTON SQUARE                                3009-00        1,610.25                        1,610.25
WASHINGTON SUBURBAN                              3194-00        1,117.12      1,117.12
WATERWORKS DEPT                                  3716-00           13.05         13.05
WATSON, CALVIN J                                 3588-11        1,407.75                        1,407.75          0.00
WEA CRESTWOOD PLAZA LLC                          2368-00      156,027.00                      156,027.00
WEBER FIRE & SAFETY EQUIPMENT                    3512-00           19.50         19.50
WEBERSTOWN MALL, LLC                              151-00        3,161.90                        3,161.90
WEBERSTOWN MALL, LLC                              165-01        1,225.02                        1,225.02
WEBERSTOWN MALL, LLC                              634-01       57,312.72                       57,312.72
WEBERSTOWN MALL, LLC                              649-01        1,560.79                        1,560.79
WEEKENDZ OFF, INC                                 455-00        6,313.75      6,046.75
WEEKS, LEE G                                     1108-00      524,078.00    432,235.00
WEST RIDGE MALL                                  3012-00        1,681.20                        1,681.20
WEST TOWN MALL                                   2194-00       30,515.64     30,515.64                            0.00  11F
WEST TOWN MALL                                   2204-00       13,238.76                       13,238.76
WESTDALE MALL                                    1559-00        3,217.89                        3,217.89
                                                               CURRENT DISTRIBUTION MOTION
                                                               ---------------------------
                                      AMENDED CLAIM              CLAIM TO BE ALLOWED AS
                                    FILED BY CREDITOR             FILED OR AS OTHERWISE
                                    OR STOP APPROVED                REDUCED BY COURT
                                      SINCE INITIAL     TO BE         ORDER, CLAIM                                         $.06
                                      DISTRIBUTION   ALLOWED BY      AMENDMENT OR       RESERVE       TOTAL CLAIM      DISTRIBUTION
                                         MOTION        TRUSTEE         AGREEMENT        ESTIMATE        RESERVE             PAID
---------------------------------------------------------------------------------------------------------------------------------
UNIVERSITY MALL REALTY TRUST                                           28,121.36                       28,121.36
UNIVERSITY MALL SHOPPING CENTE                                         74,012.90                       74,012.90         4,440.78
UNIVERSITY MALL/BANK OF AMERIC                                             48.54                           48.54
UNIVERSITY PARK MALL                                                   53,124.20                       53,124.20
UNIVERSITY PARK MALL                                                    2,529.78                        2,529.78
URBAN RETAIL PROP CO/CENTURY C                                                        99,809.62        99,809.62
URBAN RETAIL PROP CO/GENESSEE                                                        152,544.31       152,544.31
URBAN RETAIL PRP-BANNISTER ML                                                         17,350.23        17,350.23
URBAN RETAIL PRP-BANNISTER ML                         36,715.35        36,715.35                       36,715.35         2,202.92
URBAN RETAIL PRP-BANNISTER ML                        106,671.60       106,671.60                      106,671.60         6,400.30
URBAN RETAIL PRP-MAINPLACE                                                            85,887.77        85,887.77
URBAN RETAIL PRP-NORTH HILLS                                            1,080.44                        1,080.44
URBAN RETAIL PRP-WOODLAND HILL                                                       135,009.84       135,009.84
URBAN RETAIL PRP-WOODLAND HILL                                                       102,066.94       102,066.94
US MONITOR                                                                440.27                          440.27            26.42
US WEST COMMUNICATIONS                                                  7,387.44                        7,387.44           443.25
USA TEMPORARIES INC                                                     4,000.00                        4,000.00           240.00
US-INTERNAL REVENUE SERVICE               0.00                              0.00                            0.00
US-INTERNAL REVENUE SERVICE               0.00                              0.00                            0.00
US-INTERNAL REVENUE SERVICE           2,048.50                          2,048.50                        2,048.50           122.93
US-INTERNAL REVENUE SERVICE           6,181.70                          6,181.70                        6,181.70           370.90
UTAH POWER                                                                  0.00                            0.00
UTAH POWER / PACIFIC CORP                                               4,877.85                        4,877.85           292.67
VA-ALBEMARLE COUNTY                       0.00                              0.00                            0.00
VA-CHESTERFIELD COUNTY TREASUR                                            122.28                          122.28             7.34
VA-CITY OF NEWPORT NEWS                                                     7.92                            7.92             0.47
VA-CITY OF VIRGINIA BEACH                                                  66.70                           66.70             4.00
VA-CITY OF WINCHESTER                                                   1,166.61                        1,166.61            69.99
VA-COUNTY OF FAIRFAX                                                    1,375.25                        1,375.25            82.52
VALCOUR PRINTING                                                       26,891.99                       26,891.99         1,613.52
VALLADARES, ALEX                                                            0.00                            0.00
VALLEY FAIR MALL                                                       65,377.08                       65,377.08
VALLEY FAIR MALL                                                       51,053.37                       51,053.37
VAMPIRE IN THE NIGHT                                                      130.00                          130.00
VANCE, BOB                                                                 25.00                           25.00
VA-PRINCE WILLIAM COUNTY                                                   39.07                           39.07
VAUGHT, KENNETH                                        3,125.00         3,125.00                        3,125.00           187.50
VA-VIRGINIA DEPT OF TAXATION                           4,387.52         4,387.52                        4,387.52           263.25
VA-VIRGINIA DEPT OF TAXATION                                            6,507.54                        6,507.54           390.45
VERIFACTS EMPLOYMENT VERIFICAT                                            837.00                          837.00
VF JEANSWEAR                                                            2,718.46                        2,718.46
VICENTE SANTORI COLL LAW FIRM                                             828.75                          828.75
VICENTE SANTORI COLL LAW FIRM                                           2,868.75                        2,868.75
VICENTE SANTORI COLL LAW FIRM                                           1,615.00                        1,615.00
VICENTE SANTORI COLL LAW FIRM                                             722.50                          722.50
VICKSBURG MALL ASSOCIATES                                              84,124.52                       84,124.52         5,047.47
VICTORIA MALL                                                           1,454.13                        1,454.13            87.25
VIETH, CHERYL J                                                                       24,000.00        24,000.00
VILLA ITALIA                                                           10,940.24                       10,940.24           656.41
VILLAGE OF CHICAGO RIDGE                                                  185.46                          185.46
VINETTE, MARK                                                              46.10                           46.10             2.77
VIRGINIA CENTER COMMONS                                                               34,276.90        34,276.90
VIRGINIA CENTER COMMONS                               53,420.04        53,420.04                       53,420.04
VIRGINIA POWER                                                          3,142.04                        3,142.04
VIVIEN INTERNATIONAL                                                   14,670.35                       14,670.35
VOCATIONAL IMPROVEMENT PROGRAM                                          7,545.42                        7,545.42           452.72
W QUINN ASSOCIATES INC                                                      0.00                            0.00
W/MGMT OF OHIO-AKRON                                                      285.83                          285.83
W9/MLM REAL ESTATE LP                                                   3,043.07                        3,043.07
W9/MLM REAL ESTATE LP                                                                 40,036.26        40,036.26
WAGNER, LESLIE S                    417,000.00                        417,000.00                      417,000.00        25,020.00
WALDEN GALLERIA                       1,742.47                          1,742.47                        1,742.47
WALDEN GALLERIA                                                                       99,601.32        99,601.32
WALDEN GALLERIA                                                         2,144.37                        2,144.37
WALDEN GALLERIA                                                                          500.00           500.00
WALDEN GALLERIA                                                                       66,348.81        66,348.81
WALLACE COMPUTER SERVICES                                                 623.83                          623.83
WASHINGTON LUMBER                                                         135.42                          135.42             8.13
WASHINGTON SQUARE                                                       1,590.25                        1,590.25
WASHINGTON SQUARE                                                      27,420.04                       27,420.04
WASHINGTON SQUARE                                                       1,376.46                        1,376.46
WASHINGTON SQUARE                                                       8,893.36                        8,893.36
WASHINGTON SQUARE                                                                      1,610.25         1,610.25
WASHINGTON SUBURBAN                                                     1,117.12                        1,117.12            67.03
WATERWORKS DEPT                                                            13.05                           13.05             0.78
WATSON, CALVIN J                                                            0.00                            0.00
WEA CRESTWOOD PLAZA LLC                              156,027.00       156,027.00                      156,027.00         9,361.62
WEBER FIRE & SAFETY EQUIPMENT                                              19.50                           19.50
WEBERSTOWN MALL, LLC                                                                   3,161.90         3,161.90
WEBERSTOWN MALL, LLC                                                                   1,225.02         1,225.02
WEBERSTOWN MALL, LLC                                  57,312.72        57,312.72                       57,312.72
WEBERSTOWN MALL, LLC                                   1,560.79         1,560.79                        1,560.79            93.64
WEEKENDZ OFF, INC                                                       6,046.75                        6,046.75           362.81
WEEKS, LEE G                                                          432,235.00                      432,235.00        25,934.10
WEST RIDGE MALL                                                                        1,681.20         1,681.20
WEST TOWN MALL                                                              0.00                            0.00
WEST TOWN MALL                                                                        13,238.76        13,238.76
WESTDALE MALL                                                                          3,217.89         3,217.89
                                                              $.14   CURRENT
                                    $.06  DISTRIBUTION          DISTRIBUTION
                                   RESERVE, IF NOT PAID,     RESERVE, BASED ON,
                                     BASED ON CURRENT             CURRENT
                                   DISTRIBUTION MOTION      DISTRIBUTION MOTION
                                      CLAIM RESERVE           CLAIM RESERVE
---------------------------------------------------------------------------------------------------------
UNIVERSITY MALL REALTY TRUST               1,687.28              3,936.99
UNIVERSITY MALL SHOPPING CENTE                 0.00             10,361.81
UNIVERSITY MALL/BANK OF AMERIC                 2.91                  6.80
UNIVERSITY PARK MALL                       3,187.45              7,437.39
UNIVERSITY PARK MALL                         151.79                354.17
URBAN RETAIL PROP CO/CENTURY C             5,988.58             13,973.35
URBAN RETAIL PROP CO/GENESSEE              9,152.66             21,356.20
URBAN RETAIL PRP-BANNISTER ML              1,041.01              2,429.03
URBAN RETAIL PRP-BANNISTER ML                  0.00              5,140.15
URBAN RETAIL PRP-BANNISTER ML                  0.00             14,934.02
URBAN RETAIL PRP-MAINPLACE                 5,153.27             12,024.29
URBAN RETAIL PRP-NORTH HILLS                  64.83                151.26
URBAN RETAIL PRP-WOODLAND HILL             8,100.59             18,901.38
URBAN RETAIL PRP-WOODLAND HILL             6,124.02             14,289.37
US MONITOR                                     0.00                 61.64
US WEST COMMUNICATIONS                         0.00              1,034.24
USA TEMPORARIES INC                            0.00                560.00
US-INTERNAL REVENUE SERVICE                    0.00                  0.00
US-INTERNAL REVENUE SERVICE                    0.00                  0.00
US-INTERNAL REVENUE SERVICE                    0.00                286.79
US-INTERNAL REVENUE SERVICE                    0.00                865.44
UTAH POWER                                     0.00                  0.00
UTAH POWER / PACIFIC CORP                      0.00                682.90
VA-ALBEMARLE COUNTY                            0.00                  0.00
VA-CHESTERFIELD COUNTY TREASUR                 0.00                 17.12
VA-CITY OF NEWPORT NEWS                        0.00                  1.11
VA-CITY OF VIRGINIA BEACH                      0.00                  9.34
VA-CITY OF WINCHESTER                          0.00                163.33
VA-COUNTY OF FAIRFAX                           0.00                192.54
VALCOUR PRINTING                               0.00              3,764.88
VALLADARES, ALEX                               0.00                  0.00
VALLEY FAIR MALL                           3,922.62              9,152.79
VALLEY FAIR MALL                           3,063.20              7,147.47
VAMPIRE IN THE NIGHT                           7.80                 18.20
VANCE, BOB                                     1.50                  3.50
VA-PRINCE WILLIAM COUNTY                       2.34                  5.47
VAUGHT, KENNETH                                0.00                437.50
VA-VIRGINIA DEPT OF TAXATION                   0.00                614.25
VA-VIRGINIA DEPT OF TAXATION                   0.00                911.06
VERIFACTS EMPLOYMENT VERIFICAT                50.22                117.18
VF JEANSWEAR                                 163.11                380.58
VICENTE SANTORI COLL LAW FIRM                 49.73                116.03
VICENTE SANTORI COLL LAW FIRM                172.13                401.63
VICENTE SANTORI COLL LAW FIRM                 96.90                226.10
VICENTE SANTORI COLL LAW FIRM                 43.35                101.15
VICKSBURG MALL ASSOCIATES                      0.00             11,777.43
VICTORIA MALL                                  0.00                203.58
VIETH, CHERYL J                            1,440.00              3,360.00
VILLA ITALIA                                   0.00              1,531.63
VILLAGE OF CHICAGO RIDGE                      11.13                 25.96
VINETTE, MARK                                  0.00                  6.45
VIRGINIA CENTER COMMONS                    2,056.61              4,798.77
VIRGINIA CENTER COMMONS                    3,205.20              7,478.81
VIRGINIA POWER                               188.52                439.89
VIVIEN INTERNATIONAL                         880.22              2,053.85
VOCATIONAL IMPROVEMENT PROGRAM                 0.00              1,056.36
W QUINN ASSOCIATES INC                         0.00                  0.00
W/MGMT OF OHIO-AKRON                          17.15                 40.02
W9/MLM REAL ESTATE LP                        182.58                426.03
W9/MLM REAL ESTATE LP                      2,402.18              5,605.08
WAGNER, LESLIE S                               0.00             58,380.00
WALDEN GALLERIA                              104.55                243.95
WALDEN GALLERIA                            5,976.08             13,944.18
WALDEN GALLERIA                              128.66                300.21
WALDEN GALLERIA                               30.00                 70.00
WALDEN GALLERIA                            3,980.93              9,288.83
WALLACE COMPUTER SERVICES                     37.43                 87.34
WASHINGTON LUMBER                              0.00                 18.96
WASHINGTON SQUARE                             95.42                222.64
WASHINGTON SQUARE                          1,645.20              3,838.81
WASHINGTON SQUARE                             82.59                192.70
WASHINGTON SQUARE                            533.60              1,245.07
WASHINGTON SQUARE                             96.62                225.44
WASHINGTON SUBURBAN                            0.00                156.40
WATERWORKS DEPT                                0.00                  1.83
WATSON, CALVIN J                               0.00                  0.00
WEA CRESTWOOD PLAZA LLC                        0.00             21,843.78
WEBER FIRE & SAFETY EQUIPMENT                  1.17                  2.73
WEBERSTOWN MALL, LLC                         189.71                442.67
WEBERSTOWN MALL, LLC                          73.50                171.50
WEBERSTOWN MALL, LLC                       3,438.76              8,023.78
WEBERSTOWN MALL, LLC                           0.00                218.51
WEEKENDZ OFF, INC                              0.00                846.55
WEEKS, LEE G                                   0.00             60,512.90
WEST RIDGE MALL                              100.87                235.37
WEST TOWN MALL                                 0.00                  0.00
WEST TOWN MALL                               794.33              1,853.43
WESTDALE MALL                                193.07                450.50

Legend
A = Reclassed from/to admin
S = Reclssed from/to secured
P = Reclassed from/to priority
corr = Correcting entry

                                            Unsecured Claims At January 15, 2002

                                                                           INITIAL DISTRUBITION
                                                                           --------------------

                                                                        CLAIM TO BE ALLOWED
                                                                          AS FILED OR AS
                                                                        OTHERWISE REDUCED
                                                                          BY COURT ORDER                          ORDER 12
                                                            FILED CLAIM  CLAIM AMENDMENT OR       REVERSE       (except as
NAME                                            CLAIM NO.     AMOUNT          AGREEMENT           ESTIMATE         noted)
------------------------------------------------------------------------------------------------------------------------------------
WESTERN & SOUTHERN LIFE INS CO                    445-01       66,971.87                             68,741.07     66,971.87  Corr
WESTERN & SOUTHERN LIFE INS CO                    771-00       94,698.28                             94,698.28     93,927.28
WESTERN EXTRALITE                                 527-00        2,804.75            2,804.75
WESTGATE MALL LIMITED PARTNERS                   1399-00       63,561.28                             63,561.28
WESTGATE MALL PROPERTIES LLC                     4047-00       43,183.14           21,644.67                       21,644.67
WESTLAKE CENTER ASSOCIATES LP                    1556-00        1,370.75                              1,370.75
WESTLAKE CENTER ASSOCIATES LP                    1557-00        4,546.19                              4,546.19
WESTLAKE CENTER ASSOCIATES LP                    1558-00        5,112.73                              5,112.73
WESTLAND PROPERTIES INC                          2355-00      102,399.53          102,399.53
WESTMINSTER MALL                                 3013-00       66,329.04           10,346.04         66,329.04     10,346.04
WESTMINSTER MALL                                 3014-00        1,931.46            1,931.46
WESTMINSTER MALL                                 3296-00       41,131.08                             41,131.08      6,857.08
WESTMINSTER MALL COMPANY                         1196-00       71,144.22           71,144.22
WESTROADS MALL II                                1187-01       86,379.45                             86,379.45
WHITE MARSH MALL ASSOCIATES                       535-00        9,995.93            9,995.93
WI-DEPARTMENT OF REVENUE                         3891-00           62.55                                  0.00         35.00   P
WIESE PLANNING & ENG INC                         3645-00        4,150.46            4,150.46
WILLAMETTE INDUSTRIES INC                        3217-01       31,461.24                             31,461.24
WILLIAM C ROLAND JR                              4055-00      127,332.72          127,332.72
WILLIAMS, MIKE                                   1524-00          144.25              144.25
WILLOW GROVE ASSOCIATES                          2552-00       12,406.55           12,406.55
WILLOWBROOK MALL LP                              1126-00      143,574.95                            143,574.95
WILLOWBROOK MALL LP                              1555-00          318.97                                318.97
WILLOWBROOK MALL LP                              3303-00       67,176.43                             67,176.43
WILLS & CO                                       1092-00       10,413.00           10,413.00
WILSON,WILLIE                                    3623-00          325.00                                325.00          0.00
WINDSOR PARK MALL                                3016-00        2,517.18                              2,517.18
WINDSOR PARK MALL                                3018-00        3,759.23                              3,759.23
WINDWARD MALL                                    1781-01        2,837.16            2,431.52                        2,431.52
WINDWARD MALL                                    1781-02        1,708.50            1,708.50
WINFIELD GROUP, THE                              2625-00       50,664.88                             50,664.88          0.00
WISCONSIN ELECTRIC POWER CO.                      312-00        2,574.29            2,574.29
WI-WISCONSIN DEPARTMENT OF                     88181-00            28.00               28.00
WOLF CAMERA INC                                   682-00          221.28              221.28
WOODBRIDGE CENTER INC                            1125-00      167,445.36                            167,445.36
WOODBRIDGE CENTER INC                            1759-00        4,594.78                              4,594.78
WOODBRIDGE FIRE PREVENTION BUR                   3730-00          750.00              750.00
WOODFIELD ASSOCIATES                              499-00       95,670.80                             95,670.80     75,570.12
WOODFIELD ASSOCIATES                             3037-00      213,728.89                            213,728.89    137,479.89
WOODLAND                                         3027-00      180,622.48                            180,622.48
WOODLAND                                         3030-00      132,092.84                            132,092.84    124,092.84
WORLD CLASS CLEAN GLASS                          3673-00          108.50              108.50
WU WEAR MANUFACTURING COMPANY                     167-00       77,904.63           58,493.75
WXI MLM/W REAL ESTATE LP                         1629-00       90,693.07                             90,693.07
WYMAN, M RICHARD                                  573-00    1,587,010.00          580,000.00
WYNN, STEVEN K                                    181-00       15,000.00                             15,000.00          0.00
YORK DISPOSAL SERVICE LTD                         713-00          904.12              904.12
YOUNGSTOWN WATER DEPARTMENT                      3540-00           71.12               71.12
ZIELINSKI, MARYANNE                              3513-00           25.00               25.00
ZOREHKEY, MICHAEL B                              1501-11       13,786.00                                  0.00     13,786.00   P


                                                        ----------------------------------------------------------------------------
                                                          220,661,096.35      151,409,877.19     53,632,774.47  8,282,502.28

ADJUSTMENTS TO INITIAL DISTRIBUTION
Curb, Waford G                                 4334-00        200,431.00                            200,431.00          0.00
Georgetown Park Associates                     4158-00         88,614.55                             88,614.55
Pearlridge Center                              4335-01        119,841.66                            102,065.66
Pearlridge Center                              4336-00        108,841.11                             96,710.11
Pearlridge Center                              4337-00         75,833.12                             66,335.82
Pearlridge Center                              4338-00         63,775.21                             56,457.21
Pearlridge Center                              4339-00         72,602.29                             58,108.39
Tutu Park Limited (Difference between original
claim 2837 and late filed claim amendment          -          152,013.54                            144,174.24
Color Process no claim filed for scheuduled        -           -                                     28,902.51
Ch 11 claim
HSB late filed claim                               -           -                                     14,490.86
MSB, Inc. no claim filed for scheduled
Ch 11 claim                                        -           -                                     79,511.45
Ohio Workers Comp expunged claim subject to
response seeking review of expungement             -           -                                     96,920.87
Printed Apparel Concepts claim 61 alleges
reclamation priority status                      61-00         -                                    (60,425.30)
US - IRS Diff for treatment of settlement         -            -                                   (110,512.69)

                                                        ----------------------------------------------------------------------------
                                                          221,543,048.83      151,409,877.19     54,494,559.15  8,282,502.28

CLAIM FILED AFTER INITITAL DISTRIBUTION
MOTION FILED
Diaz, Hilario                                  4340-00  UNLIQUIDATED                                      0.00

                                                        ----------------------------------------------------------------------------
                                                          221,543,048.83      151,409,877.19     54,494,559.15  8,282,502.28
                                                        ============================================================================
                                                               CURRENT DISTRIBUTION MOTION
                                                               ---------------------------
                                      AMENDED CLAIM              CLAIM TO BE ALLOWED AS
                                    FILED BY CREDITOR             FILED OR AS OTHERWISE
                                    OR STOP APPROVED                REDUCED BY COURT
                                      SINCE INITIAL     TO BE         ORDER, CLAIM                                         $.06
                                      DISTRIBUTION   ALLOWED BY      AMENDMENT OR       RESERVE       TOTAL CLAIM      DISTRIBUTION
                                         MOTION        TRUSTEE         AGREEMENT        ESTIMATE        RESERVE             PAID
---------------------------------------------------------------------------------------------------------------------------------
WESTERN & SOUTHERN LIFE INS CO                                                           66,971.87        66,971.87
WESTERN & SOUTHERN LIFE INS CO                                            93,927.28                       93,927.28        5,635.63
WESTERN EXTRALITE                                                          2,804.75                        2,804.75
WESTGATE MALL LIMITED PARTNERS                           63,561.28        63,561.28                       63,561.28        3,813.67
WESTGATE MALL PROPERTIES LLC                                              21,644.67                       21,644.67
WESTLAKE CENTER ASSOCIATES LP                             1,370.75         1,370.75                        1,370.75
WESTLAKE CENTER ASSOCIATES LP                                              4,546.19       4,546.19
WESTLAKE CENTER ASSOCIATES LP                                              5,112.73       5,112.73
WESTLAND PROPERTIES INC                                                  102,399.53                      102,399.53        6,143.97
WESTMINSTER MALL                                                          10,346.04                       10,346.04
WESTMINSTER MALL                                                           1,931.46                        1,931.46
WESTMINSTER MALL                                                           6,857.08                        6,857.08
WESTMINSTER MALL COMPANY                                                  71,144.22                       71,144.22        4,268.66
WESTROADS MALL II                                        86,379.13        86,379.13                       86,379.13        5,182.76
WHITE MARSH MALL ASSOCIATES                                                9,995.93                        9,995.93
WI-DEPARTMENT OF REVENUE                                                      35.00                           35.00            2.10
WIESE PLANNING & ENG INC                                                   4,150.46                        4,150.46          249.02
WILLAMETTE INDUSTRIES INC                                31,461.24        31,461.24                       31,461.24        1,887.67
WILLIAM C ROLAND JR                                                      127,332.72                      127,332.72
WILLIAMS, MIKE                                                               144.25                          144.25            8.66
WILLOW GROVE ASSOCIATES                                                   12,406.55                       12,406.55
WILLOWBROOK MALL LP                                                                     143,574.95       143,574.95
WILLOWBROOK MALL LP                                                                         318.97           318.97
WILLOWBROOK MALL LP                                                                      67,176.43        67,176.43
WILLS & CO                                                                10,413.00                       10,413.00          624.78
WILSON,WILLIE                                                                  0.00                            0.00
WINDSOR PARK MALL                                                                         2,517.18         2,517.18
WINDSOR PARK MALL                                                                         3,759.23         3,759.23
WINDWARD MALL                                                              2,431.52                        2,431.52
WINDWARD MALL                                                              1,708.50                        1,708.50
WINFIELD GROUP, THE                                                            0.00                            0.00
WISCONSIN ELECTRIC POWER CO.                                               2,574.29                        2,574.29
WI-WISCONSIN DEPARTMENT OF                                                    28.00                           28.00            1.68
WOLF CAMERA INC                                                              221.28                          221.28           13.28
WOODBRIDGE CENTER INC                                                                   167,445.36       167,445.36
WOODBRIDGE CENTER INC                                                                     4,594.78         4,594.78
WOODBRIDGE FIRE PREVENTION BUR                                               750.00                          750.00
WOODFIELD ASSOCIATES                                                      75,570.12                       75,570.12        4,534.20
WOODFIELD ASSOCIATES                                                     137,479.89                      137,479.89        8,248.79
WOODLAND                                                180,622.48       180,622.48                      180,622.48
WOODLAND                                                                 124,092.84                      124,092.84
WORLD CLASS CLEAN GLASS                                                      108.50                          108.50            6.51
WU WEAR MANUFACTURING COMPANY                                             58,493.75                       58,493.75
WXI MLM/W REAL ESTATE LP                                                                 90,693.07        90,693.07
WYMAN, M RICHARD                        580,000.00                       580,000.00                      580,000.00       34,800.00
WYNN, STEVEN K                                                                 0.00                            0.00
YORK DISPOSAL SERVICE LTD                                                    904.12                          904.12           54.25
YOUNGSTOWN WATER DEPARTMENT                                                   71.12                           71.12
ZIELINSKI, MARYANNE                                                           25.00                           25.00            1.50
ZOREHKEY, MICHAEL B                                                       13,786.00                       13,786.00          827.16

                                      ----------------------------------------------------------------------------------------------
                                      3,472,495.08  122,992,578.84   167,212,547.27  22,599,002.68   189,811,549.95    8,011,504.99

ADJUSTMENTS TO INITIAL DISTRIBUTION
Curb, Waford G                                                                 0.00                            0.00
Georgetown Park Associates                               88,614.55        88,614.55                       88,614.55        5,316.87
Pearlridge Center                                                                       102,065.66       102,065.66
Pearlridge Center                                                                        96,710.11        96,710.11
Pearlridge Center                                                                        66,335.82        66,335.82
Pearlridge Center                                                                        56,457.21        56,457.21
Pearlridge Center                                                                        58,108.39        58,108.39
Tutu Park Limited (Difference
between original claim 2837 and
 late filed                                                                             144,174.24       144,174.24
Color Process no claim filed for
scheuduled Ch 11 claim                                                                   28,902.51                        28,902.51
HSB late filed claim                                                                     14,490.86        14,490.86
MSB, Inc. no claim filed for
 scheduled Ch 11 claim                                                                   79,511.45        79,511.45
Ohio Workers Comp expunged claim
 subject to subject to response
 seeking review of expungement                                                           96,920.87        96,920.87
Printed Apparel Concepts claim 61
 alleges reclamation priority status                                                    (60,425.30)      (60,425.30)
US - IRS Diff for treatment of
 settlement                                   0.00                             0.00                            0.00

                                      ----------------------------------------------------------------------------------------------
                                      3,472,495.08   123,081,193.39  167,301,161.82  23,282,254.50   190,583,416.32    8,016,821.86

CLAIM FILED AFTER INITITAL
DISTRIBUTION MOTION FILED
Diaz, Hilario                                                                                 0.00             0.00
                                      ----------------------------------------------------------------------------------------------
                                      3,472,495.08   123,081,193.39  167,301,161.82  23,282,254.50   190,583,416.32    8,016,821.86
                                      ==============================================================================================
                                                                       $.14   CURRENT
                                             $.06  DISTRIBUTION          DISTRIBUTION
                                            RESERVE, IF NOT PAID,     RESERVE, BASED ON,
                                              BASED ON CURRENT             CURRENT
                                            DISTRIBUTION MOTION      DISTRIBUTION MOTION
                                               CLAIM RESERVE           CLAIM RESERVE
---------------------------------------------------------------------------------------------------------
WESTERN & SOUTHERN LIFE INS CO                    4,018.31                9,376.06
WESTERN & SOUTHERN LIFE INS CO                        0.00               13,149.82
WESTERN EXTRALITE                                   168.29                  392.67
WESTGATE MALL LIMITED PARTNERS                        0.00                8,898.58
WESTGATE MALL PROPERTIES LLC                      1,298.68                3,030.25
WESTLAKE CENTER ASSOCIATES LP                        82.25                  191.91
WESTLAKE CENTER ASSOCIATES LP                       272.77                  636.47
WESTLAKE CENTER ASSOCIATES LP                       306.76                  715.78
WESTLAND PROPERTIES INC                               0.00               14,335.93
WESTMINSTER MALL                                    620.76                1,448.45
WESTMINSTER MALL                                    115.89                  270.40
WESTMINSTER MALL                                    411.42                  959.99
WESTMINSTER MALL COMPANY                              0.00                9,960.19
WESTROADS MALL II                                     0.00               12,093.08
WHITE MARSH MALL ASSOCIATES                         599.76                1,399.43
WI-DEPARTMENT OF REVENUE                              0.00                    4.90
WIESE PLANNING & ENG INC                              0.00                  581.06
WILLAMETTE INDUSTRIES INC                             0.00                4,404.57
WILLIAM C ROLAND JR                               7,639.96               17,826.58
WILLIAMS, MIKE                                        0.00                   20.20
WILLOW GROVE ASSOCIATES                             744.39                1,736.92
WILLOWBROOK MALL LP                               8,614.50               20,100.49
WILLOWBROOK MALL LP                                  19.14                   44.66
WILLOWBROOK MALL LP                               4,030.59                9,404.70
WILLS & CO                                            0.00                1,457.82
WILSON,WILLIE                                         0.00                    0.00
WINDSOR PARK MALL                                   151.03                  352.41
WINDSOR PARK MALL                                   225.55                  526.29
WINDWARD MALL                                       145.89                  340.41
WINDWARD MALL                                       102.51                  239.19
WINFIELD GROUP, THE                                   0.00                    0.00
WISCONSIN ELECTRIC POWER CO.                        154.46                  360.40
WI-WISCONSIN DEPARTMENT OF                            0.00                    3.92
WOLF CAMERA INC                                       0.00                   30.98
WOODBRIDGE CENTER INC                            10,046.72               23,442.35
WOODBRIDGE CENTER INC                               275.69                  643.27
WOODBRIDGE FIRE PREVENTION BUR                       45.00                  105.00
WOODFIELD ASSOCIATES                                  0.00               10,579.82
WOODFIELD ASSOCIATES                                  0.00               19,247.18
WOODLAND                                         10,837.35               25,287.15
WOODLAND                                          7,445.57               17,373.00
WORLD CLASS CLEAN GLASS                               0.00                   15.19
WU WEAR MANUFACTURING COMPANY                     3,509.63                8,189.13
WXI MLM/W REAL ESTATE LP                          5,441.58               12,697.03
WYMAN, M RICHARD                                      0.00               81,200.00
WYNN, STEVEN K                                        0.00                    0.00
YORK DISPOSAL SERVICE LTD                             0.00                  126.58
YOUNGSTOWN WATER DEPARTMENT                           4.27                    9.96
ZIELINSKI, MARYANNE                                   0.00                    3.50
ZOREHKEY, MICHAEL B                                   0.00                1,930.04

                                              -------------------------------------
                                              2,279,919.98           25,463,325.05

ADJUSTMENTS TO INITIAL DISTRIBUTION
Curb, Waford G                                        0.00                    0.00
Georgetown Park Associates                            0.00               12,406.04
Pearlridge Center                                 6,123.94               14,289.19
Pearlridge Center                                 5,802.61               13,539.42
Pearlridge Center                                 3,980.15                9,287.01
Pearlridge Center                                 3,387.43                7,904.01
Pearlridge Center                                 3,486.50                8,135.17
Tutu Park Limited (Difference
 between original claim 2837 and
 late filed                                       8,650.45               20,184.39
Color Process no claim filed for
 scheuduled Ch 11 claim                           1,734.15                4,046.35
HSB late filed claim                                869.45                2,028.72
MSB, Inc. no claim filed for
 scheduled Ch 11 claim                            4,770.69               11,131.60
Ohio Workers Comp expunged claim
 subject to response
 seeking review of expungement                    5,815.25               13,568.92
Printed Apparel Concepts claim 61
 alleges reclamation priority                    (3,625.52)              (8,459.54)
US - IRS Diff for treatment of settlement             0.00                    0.00
                                              -------------------------------------
                                              2,320,915.08           25,571,386.33

CLAIM FILED AFTER INITITAL
DISTRIBUTION MOTION FILED
Diaz, Hilario                                         0.00                    0.00
                                              -------------------------------------
                                              2,320,915.08           25,571,386.33
                                              =====================================

Legend
A = Reclassed from/to admin
S = Reclssed from/to secured
P = Reclassed from/to priority
corr = Correcting entry

                                                                       EXHIBIT 5

                    UNLIQUIDATED CLAIMS AS OF JULY 23, 2001


                                                            CLAIM TO BE       RESERVE
                                                            ALLOWED AS FILED  FOR
                                                            OR AS OTHERWISE   SETTLED
                                                            REDICED BY        CLAIM
                                                            COURT ORDER,      OBJECTIONS,  RESERVE FOR
                                 CLAIM     FILED CLAIM      CLAIM AMENDMENT   NOT YET      UNLIQUIDATED  TOTAL CLAIM
        NAME                       NO  .     AMOUNT         OR AGREEMENT      DOCUMENTED     CLAIMS       RESERVE
------------------------------------------------------------------------------------------------------------------------

BAKER, GERALD                     4341-00    UNLIQUIDATED                                      0.00          0.00
DIAZ, HILARIO                     4340-00    UNLIQUIDATED                                      0.00          0.00
GE CAPITAL BUSINESS ASSET         4229-00    UNLIQUIDATED                                 23,394.49    223,394.49
KEMPER INSURANCE COMPANIES        1931-02    UNLIQUIDATED                                      0.00          0.00
KEMPER INSURANCE COMPANIES        4108-02    UNLIQUIDATED                                      0.00          0.00
KEMPER INSURANCE COMPANIES        1931-03    UNLIQUIDATED                                      0.00          0.00
KEMPER INSURANCE COMPANIES        1931-01    UNLIQUIDATED                                      0.00          0.00
KEMPER INSURANCE COMPANIES        4108-01    UNLIQUIDATED                                      0.00          0.00
PENSION BENEFIT GUARANTY CORP.    2639-02    UNLIQUIDATED                                      0.00          0.00
PENSION BENEFIT GUARANTY CORP.    2640-02    UNLIQUIDATED                                      0.00          0.00
PENSION BENEFIT GUARANTY CORP.    2641-02    UNLIQUIDATED                                      0.00          0.00


      NAME                             DESCRIPTION OF CLAIM RESERVE
      ----                             ----------------------------

BAKER, GERALD                          No specific reserve required
DIAZ, HILARIO                          No specific reserve required
GE CAPITAL BUSINESS ASSET              Based on GE counsel
                                       communication with trustee.
KEMPER INSURANCE COMPANIES             No reserve required from
                                       estate unencumbered cash;
                                       Kemper claim is fully
                                       collateralized by Letters of
                                       Credit
KEMPER INSURANCE COMPANIES             No reserve required from
                                       estate unencumbered cash;
                                       Kemper claim is fully
                                       collateralized by Letters of
                                       Credit
KEMPER INSURANCE COMPANIES             No reserve required from
                                       estate unencumbered cash;
                                       Kemper claim is fully
                                       collateralized by Letters of
                                       Credit
KEMPER INSURANCE COMPANIES             No reserve required from
                                       estate unencumbered cash;
                                       Kemper claim is fully
                                       collateralized by Letters of
                                       Credit
KEMPER INSURANCE COMPANIES             No reserve required from
                                       estate unencumbered cash;
                                       Kemper claim is fully
                                       collateralized by Letters of
                                       Credit
PENSION BENEFIT GUARANTY CORP.         No reserve required from
                                       estate unencumbered cash; $1
                                       million reserve to be
                                       maintained until further
                                       determination from pension
                                       funds subject to reversion
PENSION BENEFIT GUARANTY CORP.         No reserve required from
                                       estate unencumbered cash; $1
                                       million reserve to be
                                       maintained until further
                                       determination from pension
                                       funds subject to reversion
PENSION BENEFIT GUARANTY CORP.         No reserve required from
                                       estate unencumbered cash; $1
                                       million reserve to be
                                       maintained until further
                                       determination from pension
                                       funds subject to reversion

                    UNLIQUIDATED CLAIMS AS OF JULY 23, 2001


                                                            CLAIM TO BE       RESERVE
                                                            ALLOWED AS FILED  FOR
                                                            OR AS OTHERWISE   SETTLED
                                                            REDICED BY        CLAIM
                                                            COURT ORDER,      OBJECTIONS,  RESERVE FOR
                                 CLAIM     FILED CLAIM      CLAIM AMENDMENT   NOT YET      UNLIQUIDATED  TOTAL CLAIM
        NAME                       NO  .     AMOUNT         OR AGREEMENT      DOCUMENTED     CLAIMS       RESERVE
------------------------------------------------------------------------------------------------------------------------

PENSION BENEFIT GUARANTY CORP.    2639-01    UNLIQUIDATED                                      0.00          0.00
PENSION BENEFIT GUARANTY CORP.    2640-01    UNLIQUIDATED                                      0.00          0.00
PENSION BENEFIT GUARANTY CORP.    2641-01    UNLIQUIDATED                                      0.00          0.00
TRAVELERS CASUALTY & SURETY CO    2564-00    UNLIQUIDATED                                      0.00          0.00
TRAVELERS CASUALTY & SURETY CO    2568-00    UNLIQUIDATED                                      0.00          0.00
TRAVELERS CASUALTY & SURETY CO    2572-00    UNLIQUIDATED                                      0.00          0.00
TRAVELERS CASUALTY & SURETY CO    2573-00    UNLIQUIDATED                                      0.00          0.00
TRAVELERS CASUALTY & SURETY CO    2574-00    UNLIQUIDATED                                      0.00          0.00
TRAVELERS CASUALTY & SURETY CO    2576-00    UNLIQUIDATED                                      0.00          0.00
TRAVELERS CASUALTY & SURETY CO    2577-00    UNLIQUIDATED                                      0.00          0.00


      NAME                             DESCRIPTION OF CLAIM RESERVE
      ----                             ----------------------------

PENSION BENEFIT GUARANTY CORP.         No reserve required from
                                       estate unencumbered cash; $1
                                       million reserve to be
                                       maintained until further
                                       determination from pension
                                       funds subject to reversion
PENSION BENEFIT GUARANTY CORP.         No reserve required from
                                       estate unencumbered cash; $1
                                       million reserve to be
                                       maintained until further
                                       determination from pension
                                       funds subject to reversion
PENSION BENEFIT GUARANTY CORP.         No reserve required from
                                       estate unencumbered cash; $1
                                       million reserve to be
                                       maintained until further
                                       determination from pension
                                       funds subject to reversion
TRAVELERS CASUALTY & SURETY CO         No reserve required from
                                       estate unencumbered cash;
                                       Travelers' claim is adequately
                                       collateralized by Letters of
                                       Credit
TRAVELERS CASUALTY & SURETY CO         No reserve required from
                                       estate unencumbered cash;
                                       Travelers' claim is adequately
                                       collateralized by Letters of
                                       Credit
TRAVELERS CASUALTY & SURETY CO         No reserve required from
                                       estate unencumbered cash;
                                       Travelers' claim is adequately
                                       collateralized by Letters of
                                       Credit
TRAVELERS CASUALTY & SURETY CO         No reserve required from
                                       estate unencumbered cash;
                                       Travelers' claim is adequately
                                       collateralized by Letters of
                                       Credit
TRAVELERS CASUALTY & SURETY CO         No reserve required from
                                       estate unencumbered cash;
                                       Travelers' claim is adequately
                                       collateralized by Letters of
                                       Credit
TRAVELERS CASUALTY & SURETY CO         No reserve required from
                                       estate unencumbered cash;
                                       Travelers' claim is adequately
                                       collateralized by Letters of
                                       Credit
TRAVELERS CASUALTY & SURETY CO         No reserve required from
                                       estate unencumbered cash;
                                       Travelers' claim is adequately
                                       collateralized by Letters of
                                       Credit

                    UNLIQUIDATED CLAIMS AS OF JULY 25, 2001


                                                            CLAIM TO BE       RESERVE
                                                            ALLOWED AS FILED  FOR
                                                            OR AS OTHERWISE   SETTLED
                                                            REDICED BY        CLAIM
                                                            COURT ORDER,      OBJECTIONS,  RESERVE FOR
                                 CLAIM     FILED CLAIM      CLAIM AMENDMENT   NOT YET      UNLIQUIDATED  TOTAL CLAIM
        NAME                       NO  .     AMOUNT         OR AGREEMENT      DOCUMENTED     CLAIMS       RESERVE
------------------------------------------------------------------------------------------------------------------------
TRAVELERS CASUALTY & SURETY CO    2578-00    UNLIQUIDATED                                      0.00          0.00
TRAVELERS CASUALTY & SURETY CO    2579-00    UNLIQUIDATED                                      0.00          0.00
TRAVELERS CASUALTY & SURETY CO    2580-00    UNLIQUIDATED                                      0.00          0.00
TRAVELERS CASUALTY & SURETY CO    2581-00    UNLIQUIDATED                                      0.00          0.00
TRAVELERS CASUALTY & SURETY CO    2584-00    UNLIQUIDATED                                      0.00          0.00
UNIVERSITY MALL (AR)              971-00     UNLIQUIDATED                                      0.00          0.00

                                           -----------------------------------------------------------------------------
                                                   0.00           0.00          0.00     223,394.49    223,394.49
                                           =============================================================================


      NAME                             DESCRIPTION OF CLAIM RESERVE
      ----                             ----------------------------

TRAVELERS CASUALTY & SURETY CO         No reserve required from
                                       estate unencumbered cash;
                                       Travelers' claim is adequately
                                       collateralized by Letters of
                                       Credit
TRAVELERS CASUALTY & SURETY CO         No reserve required from
                                       estate unencumbered cash;
                                       Travelers' claim is adequately
                                       collateralized by Letters of
                                       Credit
TRAVELERS CASUALTY & SURETY CO         No reserve required from
                                       estate unencumbered cash;
                                       Travelers' claim is adequately
                                       collateralized by Letters of
                                       Credit
TRAVELERS CASUALTY & SURETY CO         No reserve required from
                                       estate unencumbered cash;
                                       Travelers' claim is adequately
                                       collateralized by Letters of
                                       Credit
TRAVELERS CASUALTY & SURETY CO         No reserve required from
                                       estate unencumbered cash;
                                       Travelers' claim is adequately
                                       collateralized by Letters of
                                       Credit
UNIVERSITY MALL (AR)                   No specific reserve required

                                                                       EXHIBIT 6

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
A & E GROUP INC.                    56-00      22,691.50
A KORAL FASHIONS INC                1594-00    37,958.80
A KORAL FASHIONS INC                38-00      59,772.90
A NEMETH                            2450-00     2,205.00
ABADIE, HELEN A                     2903-08        95.57
ABELES, BURTON J                    1873-07         0.00
ABELES, BURTON J                    1873-11         0.00
ABELES, BURTON J                    3112-00         0.00
ABRAHAM AL RABEN                    1875-00     5,645.13
ABRAHAM AL RABEN                    3304-00   101,228.85
ABRAMS, JUDITH M                    1883-11    16,599.00
ABRAMS, JUDITH M                    1883-12         0.00
ABRAMS, JUDITH M                    4227-00    14,386.00
ACEVEDO, MANUEL E                   3791-11       488.00
ACITO, DEAN                         3534-11         0.00
ACTION LOCK & KEY INC               1102-00        60.00
ACTIVE METAL                        1677-00       450.00
ADESSO/MADDEN                       43-00           0.00
ADORNO, LIZANDRA                    729-11        438.46
AF PORTFOLIO LIMITED                2526-00   958,031.54
AFCO CREDIT CORPORATION             314-00    957,307.98
AIG LAW DEPT-BANKRUPTCY             4001-00         0.00
AKRIDGE, JOHN D                     2175-04    44,280.00
AKRIDGE, JOHN D                     2175-12     6,560.00
ALABAMA POWER CO                    138-00      2,168.26
ALABAMA POWER CO                    412-00      2,924.19
ALABAMA POWER CO                    558-00      1,111.73
ALBORZI, ROMBOAD                    801-11      2,000.00
ALEJANDRO, GRACE L                  3802-11     2,000.00
ALEXANDER'S KINGS PLAZA CENTER      1923-00     1,001.67
ALEXANDER'S KINGS PLAZA CENTER      1924-02       495.63
ALF, TERRESA A                      1519-04    24,300.12
ALF, TERRESA A                      1519-12     2,640.00
ALF, TERRESA A                      1519-13     4,400.00
ALF, TERRESA A                      1519-14       783.75
ALF, TERRESA A                      1519-15     2,860.00
ALFA SHOE CORPORATION               3423-00         0.00
ALI, NAKIA S                        3471-00         0.00
ALLAN, RICHARD J                    1885-11         0.00
ALLEN, BENJAMIN                     1301-07         0.00
ALLEN, BENJAMIN                     1301-11         0.00
ALLEN, DEANNA L                     1961-11       850.00
ALLEN, DEANNA L                     1961-12       850.00
ALLEN, DEANNA L                     1961-13       300.00
ALLEN, DEANNE                       2048-02    17,900.00
ALLEN, DEANNE                       2048-04    17,568.00
ALLEN, DEANNE                       2048-11     4,110.00
ALLEN, DEANNE                       2048-12       200.00
ALLEN, JAMES                        1357-07         0.00
ALLEN, JAMES                        1357-11         0.00
ALM INTERNATIONAL CORP              37-00           0.00

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
AL-MADISON COUNTY                   205-00        603.20
AL-REVENUE COMMISSIONER             3164-00        58.90
ALTON, JERALD M                     1689-07         0.00
ALTON, JERALD M                     1689-11         0.00
ALTON, SAM                          1511-07         0.00
ALTON, SAM                          1511-11         0.00
AL-TUSCALOOSA COUNTY                840-00        395.52
AMDAHL CORPORATION                  2014-00    14,756.06
AMEREN UE                           867-00     68,233.62
AMERICAN HONDA FINANCE CO           263-00      6,016.27
AMERICAN NATIONAL INSURANCE CO      266-00      1,878.65
AMERI-TECH DISTRIBUTORS, INC.       58-00      20,306.00
AMIGOLAND MALL                      2225-00    73,607.76
AMIGOLAND MALL                      2964-00     (973.57)
AMIGOLAND MALL                      413-00     44,565.00
AMIGOLAND MALL                      416-00      (811.94)
AMIRI, MORI                         1322-07         0.00
AMIRI, MORI                         1322-11         0.00
AMMEEN, EDWARD                      3817-07         0.00
ANASTASION, MICHAEL                 1071-00     7,300.00
ANDERSON BUSINESS PARK LTD          3497-00     1,381.00
ANDERSON, ANNA L                    1194-07         0.00
ANDERSON, ANNA L                    1194-11         0.00
ANDERSON, ANNA L                    2807-07         0.00
ANDERSON, ANNA L                    2807-11         0.00
ANDERSON, GENEVIEVE & TOD ROY       1624-00    10,169.52
ANDERSON, GENEVIEVE & TOD ROY       2938-00    10,169.52
ANGELICA IMAGE APPAREL              2016-00     5,569.38
ANGELS SO SWEET                     46-00           0.00
ANN DELIBERTI                       2057-00     4,000.00
ANSPACH, PAUL                       3500-11     4,000.00
ANTON SATTLER, INC PROFIT SHAR      2514-00    31,334.75
ANXIETY                             528-00     10,179.00
APONTE, JOSE G                      2007-00     1,303.98
APONTE, JOSE G                      757-11      1,303.98
APRIL, MAX                          2150-07         0.00
APRIL, MAX                          2150-11         0.00
APRIL, RUTH                         1220-07         0.00
APRIL, RUTH                         1220-11         0.00
AR-CRAIGHEAD COUNTY                 3532-00       974.40
AR-CRAIGHEAD COUNTY                 530-00        891.16
ARDEN FAIR ASSOCIATES LP            2879-00         0.00
AR-DEPARTMENT OF FINANCE & ADM      2002-00    35,419.75
AR-DEPARTMENT OF FINANCE & ADM      462-00     35,419.75
ARENA, ANN MARIE                    1650-00         0.00
ARGO PARTNERS                       70-00       5,040.00
ARMAND, EDGAR                       2765-07         0.00
ARMAND, EDGAR                       2765-11         0.00
AR-PULASKI COUNTY                   348-00      7,181.89
AR-PULASKI COUNTY                   3741-00    12,940.31
ARRIGO, SAM                         1420-07         0.00

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
ARRIGO, SAM                         1420-11         0.00
AR-SEBASTIAN COUNTY                 508-00          0.00
AR-SECRETARY OF STATE               668-00      4,250.03
AR-TAX COLLECTOR                    3478-00     2,354.97
ASADORIAN, ROXY S                   1293-07         0.00
ASADORIAN, ROXY S                   1293-11         0.00
ASCOT LLC                           47-00       9,324.00
ASENCIO, SONIA                      1862-11         0.00
AT LAST SPORTSWEAR                  880-00     10,317.18
ATSCO FOOTWEAR GROUP                1-00       15,048.00
ATWATER, SAMUEL                     1679-07         0.00
ATWATER, SAMUEL                     1679-11         0.00
AUDIT FORCE, INC.                   935-00     41,642.29
AURORA MALL                         4099-00       542.17
AUSTIN JR, GRAFTON T                3449-00    10,000.00
AUSTIN, ANN A                       1887-08         0.00
AVAILA, MICHELLE A                  2458-00         0.00
AZ-DEPARTMENT OF REVENUE            1574-00    48,167.00
AZ-DEPARTMENT OF REVENUE            1576-00    23,376.00
AZ-MARICOPA COUNTY                  369-00      5,140.02
B J YOUNG                           1052-00    25,000.00
BAG BAZAAR INC/WHATEVER             656-00     17,640.00
BAKER,FRANK & JENNIE (SADIE)        3484-08         0.00
BALDWIN HILLS/CT OPERATING PTR      2394-00     5,191.23
BALDWIN, DONALD                     2764-07         0.00
BALDWIN, DONALD                     2764-11         0.00
BALVEN, KEVIN                       2819-11     2,172.00
BALVEN, KEVIN                       4044-00     2,172.00
BALVEN, KIMBERLY                    2820-11     1,880.00
BALVEN, KIMBERLY                    4045-00     1,880.00
BANK OF NEW YORK                    1755-00121,430,000.00
BANKS, ANGELE R                     3573-11         0.00
BARBACH, HARRY                      1860-07         0.00
BARBACH, HARRY                      1860-11     1,704.00
BARBARA DUKE                        1853-00     7,580.00
BARBER, BUFORD B                    1696-07         0.00
BARBER, BUFORD B                    1696-08         0.00
BARBER, BUFORD B                    1696-11         0.00
BARENO, JORGE A                     1481-07         0.00
BARENO, JORGE A                     1481-11         0.00
BARGE, ISADORE                      2763-07         0.00
BARGE, ISADORE                      2763-11         0.00
BARGER, MARY M                      1512-07         0.00
BARGER, MARY M                      1512-11         0.00
BARKER, KIMBERLY A                  2117-02         0.00
BARKER, KIMBERLY A                  2117-04         0.00
BARKER, KIMBERLY A                  2117-11         0.00
BARKER, KIMBERLY A                  2117-12         0.00
BARNETT, SYLVIA                     1453-07         0.00
BARNETT, SYLVIA                     1453-11         0.00
BARNETT-KING, AUDREY P              1683-07         0.00

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
BARNETT-KING, AUDREY P              1683-11         0.00
BARRETT, EILEEN                     2745-07         0.00
BARRETT, EILEEN                     2745-08         0.00
BARRETT, EILEEN                     2745-11         0.00
BARTH, FLORIAN                      3129-07         0.00
BARTH, FLORIAN                      3129-11         0.00
BARTZ,MARYALICE                     1721-04    16,219.95
BASSETT, JAMES                      1317-07         0.00
BASSETT, JAMES                      1317-11         0.00
BASSETT, SHIRLEY                    1316-07         0.00
BASSETT, SHIRLEY                    1316-11         0.00
BATTLEFIELD MALL                    2180-00    98,666.28
BATTLEFIELD MALL                    2226-00    98,666.28
BAUER, ELMER L                      1379-07         0.00
BAUER, ELMER L                      1379-11         0.00
BAUTISTA, RUDOLPH                   3502-00         0.00
BAYLISS, KENRICK                    3757-11         0.00
BAYLISS, KENRICK                    3757-12       477.50
BAYLISS, KENRICK                    3757-13         0.00
BC-MINISTRY OF FINANCE & CORP       3877-00     7,500.00
BEASLEY, CHARLES                    2762-07         0.00
BEASLEY, CHARLES                    2762-11         0.00
BEAUCHAMP, RICHARD                  1851-07         0.00
BEAUCHAMP, RICHARD                  1851-11         0.00
BEAVERS, KAY                        4063-00         0.00
BEAVERS, KAY                        4064-00         0.00
BECK, MICHAEL W                     842-11      1,500.00
BECK, THEODORE A                    2761-07         0.00
BECK, THEODORE A                    2761-11         0.00
BECKER, DONNA                       2806-07         0.00
BECKER, DONNA                       2806-11         0.00
BECKERMANN, CAROL                   1547-02     7,540.00
BECKERMANN, CAROL                   1547-04     7,540.00
BECKERMANN, CAROL                   1547-11     2,204.00
BECKERMANN, CAROL                   1547-12       170.00
BECKERMANN, CAROL                   1547-13     2,100.00
BEECHMONT MALL                      2874-00         0.00
BEECHMONT MALL                      3052-00         0.00
BEHNAN PARTNERSHIP                  1116-00       150.00
BELL, LONNA A                       3126-00         0.00
BELLEVUE SQUARE MANAGERS, INC.      2085-00       517.87
BELLEVUE SQUARE MERCHANTS ASOC      2605-00     5,839.80
BELLOW, BERNARD                     1474-07         0.00
BELLOW, BERNARD                     1474-11         0.00
BELLUGUE, JOHN                      2805-07         0.00
BELLUGUE, JOHN                      2805-11         0.00
BELMONT COUNTY TREASURER            3820-00         0.00
BEN KESSLER                         743-00     26,465.00
BENDICKSON, MARLIN S                1858-07         0.00
BENDICKSON, MARLIN S                1858-11         0.00
BENEFIELD, LILLIAN                  2112-07         0.00

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
BENEFIELD, LILLIAN                  2112-11         0.00
BENJAMIN, JACKIE C                  843-11        400.00
BENNETT, WILLIAM E                  1331-07         0.00
BENNETT, WILLIAM E                  1331-11         0.00
BENOIT, MICHELLE G                  2163-00         0.00
BERGERAC, MICHELE                   1980-06   257,833.00
BERGERAC, MICHELE                   4220-00   257,833.00
BERGQUIST, ROBERT T                 2663-07         0.00
BERGQUIST, ROBERT T                 2663-11         0.00
BERGQUIST, ROBERT T                 3803-07         0.00
BERGQUIST, ROBERT T                 3803-11         0.00
BERKSHIRE MALL ASSOCIATES           2337-00       801.22
BERKSHIRE MALL ASSOCIATES           2338-00    61,787.84
BERT N BISGYER                      741-00     12,997.39
BEYER, AMY L                        3770-04         0.00
BEYER, AMY L                        3770-11         0.00
BFG ASSOCIATES                      2466-00    13,321.66
BIERMAN, IRVEN                      1230-07         0.00
BIERMAN, IRVEN                      1230-11         0.00
BIERMANN, ROBIN L                   2142-01    16,068.00
BIERMANN, ROBIN L                   2142-02    11,997.44
BIERMANN, ROBIN L                   2142-04    24,720.00
BIERMANN, ROBIN L                   2142-11     2,678.00
BILLOCH-VEGA, ANGEL                 2840-00     5,512.16
BILLY, MARIE                        1536-07         0.00
BILLY, MARIE                        1536-11         0.00
BILTWELL CLOTHING COMPANY           3-00       18,868.31
BIO STAR FILM, LLC                  4-00       19,406.00
BLACKWELL, CLARA                    2760-07         0.00
BLACKWELL, CLARA                    2760-11         0.00
BLADE, REKEANA S                    1275-07         0.00
BLADE, REKEANA S                    1275-11         0.00
BLAIR, WENDY M                      3490-11       463.46
BLANKE, GERALDINE                   1516-07         0.00
BLANKE, GERALDINE                   1516-11         0.00
BLOCK SPORTSWEAR, INC.              72-00      53,009.55
BLOEMEKE, FRED L                    3550-04       300.00
BLOOM, AARON                        2662-07         0.00
BLOOM, AARON                        2662-11         0.00
BLU REED                            69-00      11,818.25
BLUM, DONNA L                       3748-11       122.05
BMW FINANCIAL SERVICES              232-00      6,210.15
BMW FINANCIAL SERVICES              234-00      5,426.87
BOARD, FRANKLIN A                   1056-11       942.30
BOBS, CARROLL                       2830-07         0.00
BOBS, CARROLL                       2830-11         0.00
BOHANNON DEVELOPMENT CO             1284-00     3,958.87
BOHANNON DEVELOPMENT CO             931-00      4,804.76
BOHM, JULIE E                       517-11        300.00
BOISE CASCADE CORPORATION           105-00      8,659.13
BOISE CASCADE CORPORATION           201-00     12,217.14

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
BOISE CASCADE CORPORATION           5-00        3,378.01
BOISE CASCADE CORPORATION           93-00       8,574.86
BOLDEN, RACHELLE E                  3621-11       360.00
BOLES, ARDIS                        1641-07         0.00
BOLES, ARDIS                        1641-11         0.00
BOLL, ANNA                          2759-07         0.00
BOLL, ANNA                          2759-11         0.00
BOOK, DEBRA                         3474-00         0.00
BORDLEY, ANGELA M                   3702-11     2,800.00
BORGES, LISA V                      715-11        855.00
BORLAND, JENNIFER M                 1478-11       166.31
BORLAND, JENNIFER M                 3626-00       166.31
BORRERO, YEIRIMAR                   1800-11       369.52
BORUS, RITA                         1874-07         0.00
BORUS, RITA                         1874-11         0.00
BOTTS, WANDA L                      3677-00         0.00
BOUDELON, EDISON                    3116-00         0.00
BOULEVARD MALL                      120-00      1,411.06
BOULEVARD MALL                      121-00      2,397.97
BOULEVARD MALL                      122-00      2,484.99
BOURDEAU, LILIANA                   1532-11       500.00
BOWCOCK, CHARLES                    1850-07         0.00
BOWCOCK, CHARLES                    1850-11         0.00
BOWMAN, WILLARD                     2758-07         0.00
BOWMAN, WILLARD                     2758-11         0.00
BOWMAN, WILLARD                     3654-00         0.00
BOYD, EDWARD                        1702-07         0.00
BOYD, EDWARD                        1702-11         0.00
BOYD, EDWARD                        3557-00         0.00
BOYD, EDWARD                        3558-00         0.00
BPI                                 3663-00    10,928.58
BRADFORD A WARNER IRA R/O           2517-00    34,531.40
BRADFORD A WARNER JR IRA            2521-00    23,281.40
BRADLEY, ROYCE C                    758-11          0.00
BRAILSFORD, JOY E                   3133-11         0.00
BRANCH, ANDRE E                     3641-11     1,269.24
BRAND, RHONDA L                     2099-01    31,248.00
BRAND, RHONDA L                     2099-04    11,160.00
BRAND, RHONDA L                     2099-05    22,320.00
BRAND, RHONDA L                     2099-11     2,232.00
BRAND, RHONDA L                     4065-11     2,006.40
BRANG, DONALD J.                    2041-00    47,900.69
BRASSFIELD, ART                     1438-07         0.00
BRASSFIELD, ART                     1438-11         0.00
BRASSFIELD, ART                     2804-07         0.00
BRASSFIELD, ART                     2804-11         0.00
BRAVO, GABRIELA                     2165-00         0.00
BRENNAN, CORA                       2757-07         0.00
BRENNAN, CORA                       2757-11         0.00
BRENNAN, HAROLD J JR                1768-07         0.00
BRENNAN, HAROLD J JR                1768-11         0.00

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
BRENNAN, MARY                       1525-07         0.00
BRENNAN, MARY                       1525-08         0.00
BRENNAN, MARY                       1525-11         0.00
BREWER, GROVER H                    2801-07         0.00
BREWER, GROVER H                    2801-11         0.00
BRICKYARD MALL                      2875-00         0.00
BRICKYARD MALL                      3050-00         0.00
BRINKMANN, LEA M                    1636-07         0.00
BRINKMANN, LEA M                    1636-11         0.00
BRISCO, MACON                       2823-00     2,470.00
BROADEN, TIMOTHY                    3157-08   170,000.00
BROADEN, TIMOTHY                    3514-11     7,500.00
BROADWAY SQUARE                     979-00      1,225.49
BROADWAY SQUARE                     985-00     74,835.84
BROCKINGTON, HAROLD                 1463-07         0.00
BROCKINGTON, HAROLD                 1463-11         0.00
BROMFMAN, MICHAEL                   1910-07         0.00
BROMFMAN, MICHAEL                   1910-11         0.00
BROOKFIELD RETAIL CENTERS INC       2015-00    20,780.97
BROOKFIELD SQUARE JOINT VENTUR      778-01     96,948.31
BROOKFIELD SQUARE JOINT VENTUR      778-02      7,877.18
BROOKS, RUTH                        1598-07         0.00
BROOKS, RUTH                        1598-11         0.00
BROOKS, RUTH                        3724-07         0.00
BROOKS, RUTH                        3724-11         0.00
BROOKSHIRE, FELECIA D               2111-00       828.00
BROOKSHIRE, FELECIA D               3720-00       828.00
BROS RONIS                          747-00        664.03
BROWN GROUP, INC                    63-00           0.00
BROWN, EDWARD D                     2109-07         0.00
BROWN, EDWARD D                     2109-11         0.00
BROWN, GERTRUDE M                   1456-07         0.00
BROWN, GERTRUDE M                   1456-11         0.00
BROWN, IDA M                        1970-07         0.00
BROWN, IDA M                        1970-11         0.00
BROWN, JACQUELINE A                 2751-02    10,756.00
BROWN, JACQUELINE A                 2751-04     4,960.00
BROWN, JACQUELINE A                 2751-11       372.00
BROWN, JACQUELINE A                 2751-12     1,153.00
BROWN, JACQUELINE A                 2751-13       736.00
BROWN, JOE C                        3148-07         0.00
BROWN, JOE C                        3148-11         0.00
BROWN, LAURA                        2108-07         0.00
BROWN, LAURA                        2108-11         0.00
BROWN, PAULINE                      2755-07         0.00
BROWN, PAULINE                      2755-11         0.00
BRUNO, ANTHONY                      1363-07         0.00
BRUNO, ANTHONY                      1363-11         0.00
BRUST, MICHAEL                      1447-07         0.00
BRUST, MICHAEL                      1447-11         0.00
BRZOZY, KIMBERLY L                  1692-11       250.00

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
BUEHRER, MERTON E                   1803-07         0.00
BUEHRER, MERTON E                   1803-11         0.00
BULLINGTON, DEBORAH                 2300-02    16,864.71
BULLINGTON, DEBORAH                 2300-04    20,016.00
BULLINGTON, DEBORAH                 2300-11     4,448.00
BULLINGTON, DEBORAH                 2300-12     1,346.00
BULLINGTON, DEBORAH                 2300-13     1,445.60
BUONO, TONY M                       886-11      1,450.00
BURGOS, BLANCA I                    3636-04     2,338.20
BURJECK, MARIE                      2826-07         0.00
BURJECK, MARIE                      2826-11         0.00
BURKE, MICHELLE M                   932-11         66.15
BURKHOLDER, LEONARD   JR            1270-07         0.00
BURKHOLDER, LEONARD   JR            1270-11         0.00
BURKHOLDER, LEONARD   JR            3515-00         0.00
BURNETT, DEONTRE M                  2932-00         0.00
BURNS, AMANDA E                     3589-11       258.00
BURNS, LORRAINE                     3806-07         0.00
BURNS, LORRAINE                     3806-11         0.00
BURNS, LORRAINE                     3808-07         0.00
BURNS, LORRAINE                     3808-11         0.00
BURTON, JEANNE M                    3155-11     4,160.00
BUSEKRUS, GLADYS                    1894-07         0.00
BUSEKRUS, GLADYS                    1894-11         0.00
BUSEKRUS, GLADYS                    3602-00         0.00
BUSEKRUS, GLADYS                    3603-00         0.00
BUTLER, PHILLIP                     4113-00    24,300.00
C P INTERNATIONAL                   3619-00     6,061.32
CA-ALAMEDA COUNTY                   1998-00       900.32
CA-ALAMEDA COUNTY                   302-00      1,436.57
CA-ALAMEDA COUNTY                   692-00        900.32
CA-AUDITOR-CONTROLLER               2914-00         0.00
CA-CITY OF SACRAMENTO               3778-00       532.54
CA-CONTRA COSTA CO TAX COLLECT      3199-00     3,200.57
CA-COUNTY OF STANISLAUS             3782-01       675.97
CA-FRANCHISE TAX BOARD              337-00      4,117.78
CA-FRESNO COUNTY TAX COLLECTOR      574-00      3,531.87
CA-IMPERIAL COUNTY TAX COLLECT      1810-00     2,119.74
CA-IMPERIAL COUNTY TAX COLLECT      4322-00     2,757.98
CA-KERN COUNTY                      1351-00       292.57
CA-KERN COUNTY                      1383-00       347.57
CALCAGNO, JEROME                    1517-07         0.00
CALCAGNO, JEROME                    1517-11         0.00
CALIFORNIA BLUE APPAREL INC(2)      7-00      264,355.19
CA-LOS ANGELES COUNTY TAX COLL      3278-00    26,299.17
CALVERT, JERRY A                    3166-07         0.00
CALVERT, JERRY A                    3166-11         0.00
CAMBEROS, DEBBIE                    3967-00         0.00
CA-MONTEREY COUNTY                  616-00      1,063.52
CAMPBELL, CHRISTINA M               761-11         13.00
CANDIES, INC.                       2511-00    96,766.43

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
CANDY BROWNE                        3616-00       175.00
CANTILLON, SUSAN E                  1325-02     4,884.00
CANTILLON, SUSAN E                  1325-04    29,328.00
CANTILLON, SUSAN E                  1325-11     1,270.88
CANTILLON, SUSAN E                  1325-12       391.04
CANTINA APPAREL INC                 838-00        316.76
CA-ORANGE COUNTY                    3184-00     1,635.82
CA-ORANGE COUNTY                    3201-00    12,912.82
CA-ORANGE COUNTY                    3268-00     5,274.88
CA-ORANGE COUNTY                    3441-00     5,606.52
CAPARRA CENTER ASSOCIATES, S.E      117-00      5,794.06
CAPITAL FACTORS INC                 1746-00    26,084.80
CAPITAL MERCURY SHIRT CORP          8-00      195,775.00
CAPITOL COURT CORP                  2645-00     4,598.76
CAPTIAL MERCURY SHIRT               942-00    195,775.00
CARDENAS, RUDY G                    1418-07         0.00
CARDENAS, RUDY G                    1418-11         0.00
CAREY, BYRON                        3696-00         0.00
CA-RIVERSIDE COUNTY                 4170-00       295.31
CARLSON, RICHARD                    2680-07         0.00
CARLSON, RICHARD                    2680-11         0.00
CARPET KARE                         1428-02       255.45
CARRASQUILLO, JOSE M                252-00     17,094.30
CARRASQUILLO, VANESSA               938-11        200.00
CARROLL, GWYNETH L                  1619-02     6,666.66
CARROLL, GWYNETH L                  1619-04     9,200.00
CARROLL, GWYNETH L                  1619-11     4,000.00
CARROLL, GWYNETH L                  1619-12     1,769.24
CARROLL, GWYNETH L                  1619-13    11,885.00
CARROLL, GWYNETH L                  1619-14     3,857.00
CARROLL, GWYNETH L                  1619-15     4,000.00
CARROLL, GWYNETH L                  3986-00    41,878.18
CARTY, JOHN                         1265-07         0.00
CARTY, JOHN                         1265-11         0.00
CARUSO, JOSEPH                      1323-07         0.00
CARUSO, JOSEPH                      1323-11         0.00
CARUSO, SAL N                       1724-07         0.00
CARUSO, SAL N                       1724-11         0.00
CARVELOT, WILLIAM                   3694-08         0.00
CARVELOT, WILLIAM                   3695-08         0.00
CA-SAN BERNARDINO COUNTY            1769-00   285,972.79
CA-SAN DIEGO COUNTY                 3233-00     1,956.32
CA-SAN DIEGO COUNTY                 3234-00     2,160.38
CA-SAN DIEGO COUNTY                 3235-00     3,420.56
CA-SAN DIEGO COUNTY                 3236-00       826.36
CA-SAN DIEGO COUNTY                 3237-00       902.62
CA-SAN DIEGO COUNTY                 3390-00     2,864.45
CA-SAN DIEGO COUNTY                 3794-01    11,274.83
CA-SAN DIEGO COUNTY                 580-00        311.75
CA-SAN FRANCISCO TAX COLLECTOR      3192-00     4,560.70
CA-SAN JOAQUIN COUNTY TAX           3318-00       930.68

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
CA-SAN JOAQUIN COUNTY TAX           856-00      3,259.65
CA-SAN MATEO COUNTY                 3239-00     7,025.97
CA-SAN MATEO COUNTY                 3775-00    13,588.61
CA-SAN MATEO COUNTY                 434-00      1,665.42
CA-SAN MATEO COUNTY                 803-00      1,665.42
CA-SANTA CRUZ COUNTY                1490-00     1,102.38
CA-SANTA CRUZ COUNTY                2920-00     1,102.38
CA-SHERIFF'S OFFICE                 3448-00         0.00
CA-SOLANO COUNTY                    3895-00     1,091.24
CA-SONOMA CO TAX COLLECTOR          3389-00        91.37
CA-STATE BOARD OF EQUALIZATION      1712-00    89,987.55
CA-STATE BOARD OF EQUALIZATION      3386-00    33,130.12
CA-STATE BOARD OF EQUALIZATION      4060-00    11,486.85
CA-STATE CONTROLLER                 1079-00         0.00
CASTELLON, ENEIDA                   1723-07         0.00
CASTELLON, ENEIDA                   1723-11         0.00
CASTON, STEPHANIE                   3527-11         0.00
CASTRO, RAFAEL                      4305-00         0.00
CASTRO, WALESKA P                   3766-11       939.35
CATALANO, ELLEN                     1215-07         0.00
CATALANO, ELLEN                     1215-11         0.00
CATALINA PARTNERS LP                144-00      3,799.38
CATALINA PARTNERS LP                642-00      4,957.96
CATALOG CONSULTANCY                 3511-00     1,500.00
CAZZATO, OTTAVIO                    3535-11       260.00
CENTER ASSOCIATES                   1937-00    16,821.50
CENTRAL MALL JOINT VENTURE          1789-00    10,000.00
CENTURY BUSINESS CREDIT             591-00    354,900.79
CENTURY BUSINESS CREDIT             9-00       93,361.72
CERULLI, ELIZABETH M                2754-07         0.00
CERULLI, ELIZABETH M                2754-11         0.00
CHANG, NEIL L                       3937-00       500.00
CHAPA, MAXIMO   SR                  2766-00         0.00
CHAPA, MAXIMO   SR                  3193-00         0.00
CHAPEL HILL MALL                    123-00      1,640.95
CHAPEL HILL MALL                    124-00      2,157.58
CHAPEL HILL MALL                    136-00     36,872.77
CHAPMAN, DONALD & ANTOINETTE        1069-00    10,000.00
CHAPPIE, CLIFFORD                   727-11      1,180.70
CHERRY HILL CENTER INC              534-00     17,305.37
CHERRY, LESTER D                    1854-07         0.00
CHERRY, LESTER D                    1854-11         0.00
CHESAPEAKE CENTER                   4095-00       508.09
CHESAPEAKE CENTER                   965-00      1,254.82
CHESAPEAKE CENTER                   987-00     57,757.80
CHICAGO RIDGE MALL                  2482-00   155,842.92
CHICAGO RIDGE MALL                  2485-00       750.00
CHICAGO RIDGE MALL                  553-00        418.90
CHILDERS, CHRISTOPHER               2867-04    24,600.00
CHILDERS, CHRISTOPHER               2867-05    49,200.00
CHILDERS, CHRISTOPHER               2867-11     6,560.00

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
CHOICEPOINT SERVICES INC            1372-00    19,437.42
CHRISTOPHER, TREVOR K               3463-07         0.00
CHRISTOPHER, TREVOR K               3463-11         0.00
CHUNG KIN CHAN                      3245-02       500.00
CICKA, JUDITH A                     1805-07         0.00
CICKA, JUDITH A                     1805-11         0.00
CICKA, JUDITH A                     2753-11         0.00
CICKA, JUDITH A                     2753-12         0.00
CINCINNATI BELL TELEPHONE           847-00        822.54
CINDY WINKLER                       2035-00   150,000.00
CINTRONM, LUIS                      2171-00         0.00
CINTRONM, LUIS                      3698-11     4,000.00
CITIBANK NA                         2051-00         0.00
CITY OF COLUMBUS                    1085-00        27.61
CITY OF COLUMBUS                    1086-00        71.85
CITY OF LAKELAND                    200-00      1,067.45
CITY OF PENSACOLA                   208-00         64.92
CITY OF PUBLIC SERVICE              168-00      1,078.28
CITY OF SAN BERNARDINO              441-00         68.53
CITY OF WASHINGTON                  1021-00    53,250.00
CITY TRIANGLES/JODI KRISTOPHER      10-00     296,685.00
CITY TRIANGLES/JODI KRISTOPHER      268-00     47,229.75
CITY TRIANGLES/JODI KRISTOPHER      350-00     57,186.00
CJNY LTD                            11-00      24,394.50
CLARK, ROSETTA T                    3796-11     2,200.00
CLAXTON, CHRISTINE                  2164-00         0.00
CLEARWATER MALL                     1952-00     9,000.00
CLIFFORD NEW FOR ASHLEY NEW, M      4128-00         0.00
CLIMONS, JAMIE A                    4168-00       816.00
CLINE, WILBUR L                     2752-07         0.00
CLINE, WILBUR L                     2752-11         0.00
CLUB NUAGE CO INC                   12-00      40,243.77
CMFS LIMITED PARTNERSHIP            1788-00     8,000.00
C-MRK INC                           509-00     55,434.00
C-MRK INC                           6-00       55,434.00
CN-SASKATCHEWAN WORKERS COMP        1737-00        31.57
CO-ARAPAHOE COUNTY TREASURER        3892-00     1,573.59
COCO, RICHARD H                     2679-07         0.00
COCO, RICHARD H                     2679-11         0.00
CODESPOTI, CAROL                    1241-07         0.00
CODESPOTI, CAROL                    1241-11         0.00
CO-EL PASO COUNTY                   577-00      1,728.00
COGHLAN, DENNIS J                   3768-00         0.00
COGHLAN, DENNIS J                   3769-00         0.00
COHEN, HOWARD                       1380-07         0.00
COHEN, HOWARD                       1380-11         0.00
COHEN, LIANE                        1356-00    26,250.00
COHEN, LOUIS                        3779-00         0.00
CO-JEFFERSON COUNTY COLLECTOR       231-00     13,592.77
CO-LARIMER COUNTY                   617-00      3,570.24
COLBIE PACIFIC CAPITAL              13-00      33,480.00

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
COLBIE PACIFIC CAPITAL              2055-00    33,480.00
COLBURN, MARTHA                     2744-07         0.00
COLBURN, MARTHA                     2744-11         0.00
COLE, RAYMOND                       2463-11         0.00
COLEMAN, ANNE                       1251-08       828.00
COLEMAN, ANNETTE R                  1659-11     4,000.00
COLEMAN, LATRESA Y                  3652-11         0.00
COLEMAN, RONNIE G                   3653-11         0.00
COLES, LEONARD                      106-00          0.00
COLES, LEONARD                      1770-00    75,000.00
COLES, LEONARD                      3446-00    75,000.00
COLES, LEONARD                      570-00          0.00
COLON, SAMUEL                       3894-11         0.00
COLTON, BERNARD W                   1267-07         0.00
COLTON, BERNARD W                   1267-11         0.00
COLUCCI, JANINE                     3856-04       800.00
COLUCCI, JANINE                     3856-11       216.00
COLUMBIA GAS                        506-00      1,677.01
COLUMBIA GAS                        839-00      1,677.01
COLUMBIA JOINT VENTURE              793-00     70,923.70
CONCORDIA PROPERTIES LLC            946-00      3,467.30
CONECTIV POWER DELIVERY             4121-00       308.06
CONGRESS FINANCIAL CORPORATION      249-00    164,448.90
CONGRESS FINANCIAL CORPORATION      2610-0080,835,104.00
CONGRESS FINANCIAL CORPORATION      2921-00   218,003.40
CONGRESS TALCOTT CORPORATION        15-00     257,081.76
CONSOLIDATED EDISON CO              100-00     12,496.38
CONSOLIDATED EDISON CO              307-00     13,207.25
COOPER, CURTIS                      1486-07         0.00
COOPER, CURTIS                      1486-11         0.00
COOPER,JASON                        3938-00     3,000.00
CORAL SQUARE                        2970-00     8,495.47
CORDOVA MALL                        2231-00    65,406.60
CORNELL OF CALIFORNIA               112-00    311,225.71
CORNELL OF CALIFORNIA               330-00    311,225.71
CORNELL OF CALIFORNIA               51-00     129,824.97
CORONADO CNTR                       2877-00         0.00
CORONADO CNTR                       2902-00    81,468.31
CORONADO CNTR                       3088-00   105,091.02
CORONADO CNTR                       3091-00   105,091.02
CORTES, LORRAINE M                  3771-11       500.00
CORTEZ, DIEGO                       2661-07    33,500.00
CORTOPASSI, ALFRED L                1654-07         0.00
CORTOPASSI, ALFRED L                1654-11         0.00
CORZINI OF CALIFORNIA               3676-00    10,336.93
COSPER, LULA                        197-11        704.00
COUDERT BROTHERS                    2448-00    18,874.86
COUNTRYSIDE MALL                    2977-00    10,796.65
COURTLAND CENTER                    137-00        677.59
COURTLAND CENTER                    2933-02        26.08
CPSC, LLC                           1974-00    15,438.88

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
CRABLE, HARVEY                      1464-07         0.00
CRABLE, HARVEY                      1464-11         0.00
CRAFT, JACQUILINE S                 1966-07         0.00
CRAFT, JACQUILINE S                 1966-11         0.00
CRAMER, GLEN A                      2137-02     6,539.00
CRAMER, GLEN A                      2137-04     3,018.00
CRAMER, GLEN A                      2137-11     1,307.80
CRAMER, GLEN A                      2137-12     1,509.00
CRAMER, GLEN A                      2137-13     4,381.13
CRAMER, GLEN A                      2137-14     7,709.36
CRAMER, GLEN A                      2137-15     1,006.00
CRAMER, GLEN A                      2137-16    18,074.47
CRAMER, GLEN A                      4006-11       754.50
CRAMER, GLEN A                      4006-12       561.00
CRAMER, GLEN A                      4007-00         0.00
CRANWELL, WILLIAM C                 3809-00    34,864.50
CREATIVE COLLECTIONS                1839-00     8,008.88
CREATIVE COLLECTIONS                1983-00     8,008.88
CREDIT RESEARCH & TRADING           3426-00     8,100.00
CREDIT RESEARCH & TRADING           3427-00    67,025.51
CREDIT RESEARCH & TRADING           3429-00    72,000.00
CREDIT RESEARCH & TRADING           3432-00    54,057.09
CREDIT RESEARCH & TRADING           3908-00    72,000.00
CREDIT RESEARCH AND TRADING         551-00     44,060.60
CROSSROADS MALL                     426-00      (774.54)
CRYSTAL MALL ASSOCIATES LP          2477-00         0.00
CT-DEPT OF REVENUE SERVICES         1750-00       347.18
CT-DEPT OF REVENUE SERVICES         1751-00       137.55
CT-TOWN OF MANCHESTER               2462-00     1,356.66
CT-TOWN OF TRUMBULL                 3700-00       359.05
CT-WATERFORD TAX COLLECTOR          3871-00       582.02
CULOTTA, JOSEPH                     1686-07         0.00
CULOTTA, JOSEPH                     1686-11         0.00
CUMBERLAND ASSOCIATES               1744-00       668.58
CURB, WAFORD G                      1278-07         0.00
CURB, WAFORD G                      1278-11         0.00
CURB, WAFORD G                      2750-07         0.00
CURB, WAFORD G                      2750-11         0.00
CURB, WAFORD G                      3610-00         0.00
CURB, WAFORD G                      4334-00   200,431.00
CURLEY, HAROLD                      1266-07         0.00
CURLEY, HAROLD                      1266-11         0.00
CUTTER & BUCK                       548-00     19,235.86
CV DEKALB LLC/SOUTH DEKALB          1944-00     1,505.59
CYNTHIA MOORE                       3162-00 3,000,000.00
CYPRESS CREEK COMPANY L.P.          365-00      1,706.04
DAGNIN, WALLACE C                   2077-07         0.00
DAGNIN, WALLACE C                   2077-11         0.00
DAH CHONG HONG TRADING CORP         583-00      2,299.64
DAHM, JEANETTE                      1718-07         0.00
DAHM, JEANETTE                      1718-11         0.00

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
DALTON, ELIZABETH                   1693-07         0.00
DALTON, ELIZABETH                   1693-11         0.00
DANIELS JR, ROBERT                  1068-11         0.00
DATTILO, PATRICIA                   1674-07         0.00
DATTILO, PATRICIA                   1674-11         0.00
DAVIDSON, JAMES                     1427-07         0.00
DAVIDSON, JAMES                     1427-11         0.00
DAVIS, ADRIANNE S                   1466-11     1,000.00
DAVIS, ANDREW R                     4166-11       887.37
DAVIS, LILLIAN R                    1849-07         0.00
DAVIS, LILLIAN R                    1849-11         0.00
DAVIS, ROLAND                       1734-07         0.00
DAVIS, ROLAND                       1734-11         0.00
DAVIS, TAMIYA S                     3930-00         0.00
DAVIS,MICHELLE                      3136-00         0.00
DAWE, CHERYL E                      1876-01    18,360.99
DAWE, CHERYL E                      1876-02     9,180.50
DAWE, CHERYL E                      1876-04     9,180.50
DAWE, CHERYL E                      1876-11     2,824.76
DAWE, CHERYL E                      1876-12     2,824.76
DAWE, CHERYL E                      1876-13     1,468.88
DAYTON MALL VENTURE, LLC            166-00        743.93
DAYTON MALL VENTURE, LLC            643-01        375.48
DC-TREASURER                        1099-00    37,077.83
DE JESUS, DIANA M                   3876-11       150.00
DE RUE, MILDRED E                   1897-07         0.00
DE RUE, MILDRED E                   1897-11         0.00
DE SOTO SQUARE                      2976-00       123.25
DE-DIVISION OF REVENUE              1575-00       139.95
DEJESUS, JEANETTE                   1435-11       400.00
DEL SENI, MICHAEL                   3576-11       440.00
DEL SENI, MICHAEL                   733-00        440.00
DELA-PENA, JERONIMO J               1842-07         0.00
DELA-PENA, JERONIMO J               1842-11         0.00
DELOITTE & TOUCHE CONSULTING        1832-00   509,731.56
DELTA CHARTER TOWNSHIP              3921-00       646.04
DEPT OF LABOR & HUMAN RESOURCE      2843-00    17,094.30
DEPT OF LABOR & HUMAN RESOURCE      2844-00     3,684.44
DEPT OF LABOR & HUMAN RESOURCE      2845-00       420.00
DEPT OF LABOR & HUMAN RESOURCE      2846-00     2,665.80
DEPT OF LABOR & HUMAN RESOURCE      2847-00     2,338.20
DEPT OF LABOR & HUMAN RESOURCE      2848-00       196.95
DEPT OF LABOR & HUMAN RESOURCE      2849-00       463.50
DEPT OF LABOR & HUMAN RESOURCE      2850-00    15,472.43
DEPT OF LABOR & HUMAN RESOURCE      2851-00     5,147.00
DESAULNIERS, MARC J                 1975-06   140,114.24
DESAULNIERS, MARC J                 4221-00   134,600.24
DESERT SKY MALL                     2860-00    17,788.37
DIAMOND, JACK                       2749-07         0.00
DIAMOND, JACK                       2749-11         0.00
DIANE CHARLTON                      4109-00        30.00

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
DIANE STEWARD                       3569-00       604.12
DIANE STEWARD                       704-00        536.62
DIAZ, FAUSTINO                      3811-11     2,700.00
DIAZ, FRITZ W                       3762-11     3,283.84
DIAZ, MARGARET WELLS MD             1454-00       215.00
DIJKMANS SCHOENEN                   1437-00    30,506.00
DIMAND, JOSH S                      3675-11       450.00
DIMAND, KATIE E                     3674-11     1,000.00
DIPAOLA, ANTHONY J                  1868-11     5,937.09
DOERR, KRISTOPHER                   2937-00         0.00
DOMESTIC LINEN SUPPLY               1076-00     1,445.43
DOMINION SERVICE COMPANY            691-00      2,150.29
DONAHUE SCHRIBER/MONTEBELLO TC      4259-00       847.30
DONALD G STANFORD                   4152-00     1,338.00
DONALD G STANFORD                   4153-00       156.00
DONELSON, ANNE M                    1336-07         0.00
DONELSON, ANNE M                    1336-11         0.00
DONHAM, WILLIAM B                   2678-07         0.00
DONHAM, WILLIAM B                   2678-11         0.00
DONOHOE, JAMESON & CARROLL, PC      2012-00     6,120.33
DOW, MICHAEL                        3479-11     3,500.00
DOWNTOWN REALITY INVESTMENTS        3880-00     7,979.02
DOWNTOWN REALITY INVESTMENTS        3881-00     6,383.00
DRAVECKY, FRANK                     526-00          0.00
DRISKILL, DEOLA                     2677-07         0.00
DRISKILL, DEOLA                     2677-11         0.00
DUNAJCIK, SHIRLEY                   2748-07         0.00
DUNAJCIK, SHIRLEY                   2748-11         0.00
DUNCAN, COLLEEN                     2803-07         0.00
DUNCAN, COLLEEN                     2803-11         0.00
DURCHSLAG, GEORGE                   1385-07         0.00
DURCHSLAG, GEORGE                   1385-11         0.00
DURHAM, MICHAEL                     1537-11         0.00
DURHAM, MICHAEL                     1537-12         0.00
DURHAM, MICHAEL                     3747-11         0.00
DURHAM, MICHAEL                     3747-12         0.00
E D PEHRSON ASSOC INC               2018-00         0.00
EARTHMAN, PEPPINO S                 3800-11       800.00
EAST MESA ASSOCIATES LP             2628-00    34,373.38
EAST MESA ASSOCIATES LP             2629-00        59.98
EASTLAND MALL (IN)                  2234-00    38,408.28
EASTLAND MALL (IN)                  968-00    104,632.20
EASTLAND MALL 038 PARTNERS          481-00      2,163.67
EASTLAND MALL 038 PARTNERS          483-00      1,410.02
EASTLAND MALL 038 PARTNERS          554-00      1,613.46
EASTLAND MALL 038 PARTNERS          555-00      2,163.67
EASTLAND MALL 038 PARTNERS          556-00      1,410.02
EASTLAND MALL LIMITED PARTNERS      145-00      2,466.64
EASTLAND MALL LIMITED PARTNERS      161-00      1,998.33
EATON, THOMAS J                     1225-07         0.00
EATON, THOMAS J                     1225-11         0.00

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
EBS BUILDING LLC                    1786-00    37,431.02
EBS BUILDING LLC                    3721-00    28,343.52
EDELMAN, MARVIN                     1222-07         0.00
EDELMAN, MARVIN                     1222-11         0.00
EDER, ANTHONY                       2747-07         0.00
EDER, ANTHONY                       2747-11         0.00
EDISON MALL                         966-00     44,520.00
EDISON, BERNARD                     2125-00         0.00
EDISON, JULIAN I                    2126-00         0.00
EDITH JOY SIMPSON                   2516-00    53,713.00
EDLER, ROSE J                       2743-07         0.00
EDLER, ROSE J                       2743-11         0.00
EDMONIA ANDERSON                    1109-00    85,000.00
EDMONIA ANDERSON                    3949-00    85,000.00
EDWARDS, FAITHLYN R                 4307-11         0.00
EDWARDS, GEORGE                     2746-07         0.00
EDWARDS, GEORGE                     2746-11         0.00
EDWARDS, MARLEITA A                 3682-11     1,000.00
EDWARDS, TERRANCE L                 4009-11     2,500.00
EGBERT, BONNIE                      2082-00         0.00
EHRENBERGER, CAROL A                3765-11       854.87
EHRET, MORRIS J                     1075-00         0.00
EHRLICH, ABE                        1400-07         0.00
EHRLICH, ABE                        1400-11         0.00
EINMO, MICHELLE R                   1596-07         0.00
EINMO, MICHELLE R                   1596-11         0.00
EIZER MARCELLA                      2802-07         0.00
EIZER MARCELLA                      2802-11         0.00
EL CAMINO RESOURCES  LTD            821-00      4,646.97
EL PASO ELECTRIC COMPANY            1578-00     2,310.14
ELGAS, LLOYD T                      1335-07         0.00
ELGAS, LLOYD T                      1335-11         0.00
ELLIOTT, STESHA J                   3914-11     4,000.00
ELLIS, BEN                          1731-07         0.00
ELLIS, BEN                          1731-11         0.00
ELVIRA LOPEZ                        2756-00    19,047.45
ELVIRA LOPEZ                        686-00     19,047.45
EMPLOYEES RETIREMENT PLAN           2524-00 1,023,826.48
ENGEL, LEON                         1698-07         0.00
ENGEL, LEON                         1698-11         0.00
ENGLISH, DONNA L                    1834-04     8,526.00
ENGLISH, DONNA L                    1834-05    16,152.00
ENGLISH, DONNA L                    1834-11     1,615.20
ENRO-FASHION PRODUCTS GROUP         48-00     104,865.07
ENTERGY GULF STATES INC             291-00        700.62
ENTERGY GULF STATES INC             4136-00         0.00
ENTERGY LOUISIANNA INC              311-00        348.77
ENTERGY LOUISIANNA INC              504-00        581.16
EPSTEIN, SIMON                      2810-07         0.00
EPSTEIN, SIMON                      2810-11         0.00
ERNE, JAMES                         1206-07         0.00

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
ERNE, JAMES                         1206-11         0.00
ESPINOSA, PATRICIA                  2056-04    10,400.00
ESPINOSA, PATRICIA                  2056-05    20,800.00
ESPINOSA, PATRICIA                  2056-11     1,300.00
ESTATE OF ROBERT C GRUHIN           3884-00         0.00
ETA TRANS, INC.                     2145-00    14,989.13
ETUK, IDONGESIT J                   781-11        350.00
EVANS, JANIE                        2660-07         0.00
EVANS, JANIE                        2660-11         0.00
EVERGREEN PLAZA ASSOCIATES, LP      2811-00     2,262.29
EVERGREEN PLAZA ASSOCIATES, LP      2812-00     4,211.68
EVERGREEN PLAZA ASSOCIATES, LP      2815-00    27,948.42
EVOLUTIONS, LLC                     1941-00    13,207.29
EWH ESCONDIDO ASSOCIATES  LP        1948-00     1,000.00
FADEM, IRENE                        2456-07         0.00
FADEM, IRENE                        2456-11         0.00
FAIRLANE TOWN CENTER                3032-00     4,110.80
FAIRLANE TOWN CENTER                3034-00     4,693.93
FALCONE, ANTHONY                    1908-07         0.00
FALCONE, ANTHONY                    1908-11         0.00
FANTER, THEODORE                    1394-07         0.00
FANTER, THEODORE                    1394-11         0.00
FARNEY, JOANN                       1304-07         0.00
FARNEY, JOANN                       1304-11         0.00
FEINBERG, LILY                      1713-07         0.00
FEINBERG, LILY                      1713-08         0.00
FEINBERG, LILY                      1713-11         0.00
FEINER, HAROLD                      1656-12     1,355.76
FELDMAN G & STILLER S TTEES         2643-00   350,000.00
FELDMAN G & STILLER S TTEES         2644-00   350,000.00
FELDSTEIN, NORTON                   1838-07         0.00
FELDSTEIN, NORTON                   1838-11         0.00
FELDSTEIN, NORTON                   2659-11         0.00
FELDSTEIN, NORTON                   2659-12         0.00
FELICIANO, GERALDO                  3850-11     1,176.00
FERGUSON, KATHRYN H                 1354-00    38,602.31
FERGUSON, KATHRYN H                 3987-02     6,666.66
FERGUSON, KATHRYN H                 3987-04    16,923.08
FERGUSON, KATHRYN H                 3987-11     4,000.00
FERGUSON, KATHRYN H                 3987-12     1,769.24
FERGUSON, KATHRYN H                 3987-13     2,500.00
FERGUSON, KATHRYN H                 3987-14     3,000.00
FERRARA, EARL R                     2742-07         0.00
FERRARA, EARL R                     2742-11         0.00
FERRELL, ANTOINNE E                 3671-11     6,380.00
FICKLIN, NORIS                      1633-07         0.00
FICKLIN, NORIS                      1633-11         0.00
FIDELITY & DEPOSIT CO OF MD         3191-00    16,393.76
FIGUEROA, MAYRA                     3615-11       150.00
FINESSE NOVELTY CORP                14-00       5,666.00
FINGER, NORMAN B                    1231-07         0.00

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
FINGER, NORMAN B                    1231-11         0.00
FIREMAN'S FUND INSURANCE CO         1909-00    63,215.55
FIRST NEW YORK PARTNERS AGENT       133-00      6,022.78
FL PUBLIC HEALTH TRUST OFCNTY       3175-00         0.00
FL-BROWARD COUNTY                   303-00     26,280.21
FL-BROWARD COUNTY                   3280-00    19,194.81
FL-BROWARD COUNTY                   4204-00    31,147.16
FL-BROWARD COUNTY REVENUE           3706-00    19,194.81
FL-CLAY COUNTY TAX COLLECTOR        3370-00     1,811.62
FL-CLAY COUNTY TAX COLLECTOR        599-00      2,927.26
FLEACE, JOHN                        1816-11         0.00
FLEACE, JOHN                        1816-12         0.00
FLEISHMAN-HILLARD, INC.             4314-00     1,490.00
FLEITAS, JORGE L                    3777-11       200.00
FLEMING, NANCY M                    2347-11     3,900.00
FLEMING, NANCY M                    2347-12     1,950.00
FL-ESCAMBIA COUNTY TAX DEPT         3213-00     2,669.48
FL-ESCAMBIA COUNTY TAX DEPT         708-00          0.00
FL-HILLSBOROUGH COUNTY              271-00        767.56
FL-HILLSBOROUGH COUNTY              272-00      9,180.59
FL-HILLSBOROUGH COUNTY              273-00      1,274.97
FL-HILLSBOROUGH COUNTY              274-00      1,253.85
FL-HILLSBOROUGH COUNTY              275-00        759.25
FL-HILLSBOROUGH COUNTY              276-00        297.87
FL-HILLSBOROUGH COUNTY              277-00        351.84
FL-HILLSBOROUGH COUNTY              278-00      1,053.22
FL-HILLSBOROUGH COUNTY              279-00        885.26
FL-HILLSBOROUGH COUNTY              280-00        842.02
FL-HILLSBOROUGH COUNTY              281-00        463.65
FL-HILLSBOROUGH COUNTY              282-00      1,233.03
FL-HILLSBOROUGH COUNTY              283-00        993.64
FL-HILLSBOROUGH COUNTY              284-00      1,061.15
FL-HILLSBOROUGH COUNTY              285-00      1,473.11
FL-HILLSBOROUGH COUNTY              286-00        594.95
FL-HILLSBOROUGH COUNTY              287-00        593.53
FL-HILLSBOROUGH COUNTY              3310-00       345.14
FL-HILLSBOROUGH COUNTY              3311-00       717.54
FL-HILLSBOROUGH COUNTY              3312-00       640.70
FL-HILLSBOROUGH COUNTY              3313-00     1,066.12
FL-HILLSBOROUGH COUNTY              3314-00     1,151.70
FL-HILLSBOROUGH COUNTY              3315-00     9,883.96
FL-HILLSBOROUGH COUNTY              3316-00       658.59
FL-HILLSBOROUGH COUNTY              3317-00     1,313.29
FL-HILLSBOROUGH COUNTY              3328-00     1,096.53
FL-HILLSBOROUGH COUNTY              3329-00       747.37
FL-HILLSBOROUGH COUNTY              3330-00       893.92
FL-INDIAN RIVER COUNTY              292-00      2,030.44
FL-INDIAN RIVER COUNTY              3210-00     1,894.71
FL-INDIAN RIVER COUNTY              872-00      2,030.44
FL-LEON COUNTY                      1996-00     4,432.98
FL-LEON COUNTY                      677-00      4,432.98

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
FL-LEON COUNTY                      696-00      4,432.98
FL-MANATEE CO TAX COLLECTOR         202-00        273.78
FL-MANATEE CO TAX COLLECTOR         203-00        300.89
FL-MANATEE CO TAX COLLECTOR         204-00        631.17
FL-MANATEE CO TAX COLLECTOR         3679-00       619.11
FL-MANATEE CO TAX COLLECTOR         495-00        300.89
FL-MANATEE CO TAX COLLECTOR         496-00        643.23
FL-MIAMI-DADE COUNTY TAX COLLE      2509-00    27,523.00
FLORA, OPAL                         1646-07         0.00
FLORA, OPAL                         1646-11         0.00
FL-ORANGE COUNTY TAX COLLECTOR      3325-00       240.64
FL-ORANGE COUNTY TAX COLLECTOR      3326-00       418.50
FL-ORANGE COUNTY TAX COLLECTOR      3339-00       875.98
FL-ORANGE COUNTY TAX COLLECTOR      3340-00       356.78
FL-ORANGE COUNTY TAX COLLECTOR      3341-00       925.35
FL-ORANGE COUNTY TAX COLLECTOR      3342-00       900.62
FL-ORANGE COUNTY TAX COLLECTOR      3343-00     1,058.84
FL-ORANGE COUNTY TAX COLLECTOR      3344-00     1,102.59
FL-ORANGE COUNTY TAX COLLECTOR      3345-00     1,027.39
FL-ORANGE COUNTY TAX COLLECTOR      3346-00     1,192.18
FL-ORANGE COUNTY TAX COLLECTOR      3347-00     1,057.17
FL-ORANGE COUNTY TAX COLLECTOR      3348-00       682.22
FL-ORANGE COUNTY TAX COLLECTOR      3349-00       836.96
FL-ORANGE COUNTY TAX COLLECTOR      3350-00       881.22
FL-ORANGE COUNTY TAX COLLECTOR      3351-00       978.44
FLORES, VELMA L                     1074-11     3,788.00
FL-PALM BEACH CO TAX COLLECTOR      3287-00     3,495.59
FL-PALM BEACH CO TAX COLLECTOR      593-00      3,321.06
FL-PINELLAS COUNTY                  206-00      7,864.43
FL-PINELLAS COUNTY CIRCUIT CT       728-00          0.00
FL-SARASOTA CO TAX COLLECTOR        2497-00     1,907.84
FL-SARASOTA CO TAX COLLECTOR        2498-00       662.45
FL-SARASOTA CO TAX COLLECTOR        3998-00     2,256.42
FL-SEMINOLE COUNTY                  3840-00         0.00
FL-TAX COLLECTOR OF BAY COUNTY      3462-00       890.39
FOGEL, ALBERT                       2741-07         0.00
FOGEL, ALBERT                       2741-11         0.00
FONAROW, WILLARD                    1513-07         0.00
FONAROW, WILLARD                    1513-11         0.00
FORBES, ORVILLE                     1381-07         0.00
FORBES, ORVILLE                     1381-11         0.00
FORBES, ORVILLE                     3813-00     3,665.25
FOREST VILLAGE PARK                 4094-00    15,851.93
FORGET ME NOT INC                   2950-00         0.00
FOTSCH, ROBERT L                    1467-07         0.00
FOTSCH, ROBERT L                    1467-11         0.00
FOX ARCHITECTS                      3680-00         0.00
FOX RIVER S/C PARTNERS              1166-00    92,738.97
FOX, MARVIN Y                       2740-07         0.00
FOX, MARVIN Y                       2740-11         0.00
FOXWORTH, TIFFANY N                 3629-11     4,000.00

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
FRANK, LAURIE                       2140-02     7,765.36
FRANK, LAURIE                       2140-04     5,016.00
FRANK, LAURIE                       2140-11     1,792.00
FRANK, LAURIE                       2140-12     1,792.00
FRANKLIN COVEY                      3519-00        35.79
FRANKLIN PARK MALL LP               1549-00     2,896.94
FRANKLIN PARK MALL LP               4242-00       213.24
FRANKS, CLARA                       2800-07         0.00
FRANKS, CLARA                       2800-11         0.00
FREUND, MICHAEL H                   3125-07         0.00
FREUND, MICHAEL H                   3125-11         0.00
FRONTIER CONFERTECH                 832-00     18,614.59
FRUMHOFF, MARVIN L                  1244-07         0.00
FRUMHOFF, MARVIN L                  1244-11         0.00
FUENTES, JUANA M                    3832-00         0.00
FUJITSU BUSINESS COMM SYSTEMS       1104-00        58.00
FUJITSU-ICL SYSTEMS INC             400-00    202,292.86
FUJITSU-ICL SYSTEMS INC             565-00    205,306.28
FULLERTON METRO CENTER              3946-00     2,099.03
FULTON FAMILY TRUST                 2611-00    17,681.25
FURLA, JAMES                        1799-07         0.00
FURLA, JAMES                        1799-11         0.00
FUSION SPECIALTIES, INC.            520-00          0.00
G&G RETAIL, INC                     4297-00         0.00
GA-ALBANY DOUGHERTY TAX DEPT        3196-00     1,975.49
GABEL, PAULINE H                    2738-07         0.00
GABEL, PAULINE H                    2738-11         0.00
GABEL, PAULINE H                    2739-07         0.00
GABEL, PAULINE H                    2739-11         0.00
GA-CHATHAM COUNTY                   229-00      2,955.42
GA-CHATHAM COUNTY                   2953-00     4,057.56
GA-CITY OF UNION CITY               1864-00       340.87
GA-CITY OF UNION CITY               1865-00       108.22
GA-CLAYTON COUNTY                   3167-00     6,376.65
GA-COBB COUNTY                      1455-00     7,930.01
GA-COBB COUNTY                      3269-00    11,667.05
GA-DEKALB COUNTY                    417-00     10,932.16
GA-DEKALB COUNTY                    584-00     10,932.16
GA-DEPARTMENT OF REVENUE            3354-01     1,460.45
GA-DEPARTMENT OF REVENUE            794-00     14,880.84
GA-FORSYTH COUNTY TAX COMMISSI      3277-00     3,073.82
GAGNON, ROBERT N                    2671-07         0.00
GAGNON, ROBERT N                    2671-11         0.00
GA-GWINNETT COUNTY                  675-00     13,665.81
GAJEWSKI, FRANCES                   1348-07         0.00
GAJEWSKI, FRANCES                   1348-11         0.00
GALKIN, BERTHA                      1332-07         0.00
GALKIN, BERTHA                      1332-11         0.00
GALLERIA AT SOUTH BAY               126-00      1,880.07
GA-MACON-BIBB COUNTY                1429-00     4,757.35
GA-MACON-BIBB COUNTY                2922-00     4,757.35

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
GANDEE, IDA K                       2664-07         0.00
GANDEE, IDA K                       2664-11         0.00
GANT CORPORATION                    16-00      42,229.00
GARCIA, CAMILO                      2681-07         0.00
GARCIA, CAMILO                      2681-11         0.00
GARFIELD, ROBERT J                  1446-07         0.00
GARFIELD, ROBERT J                  1446-11         0.00
GARGAC, MARY M                      1809-07         0.00
GARGAC, MARY M                      1809-11         0.00
GA-RICHMOND COUNTY                  3525-00     2,509.81
GA-RICHMOND COUNTY                  737-00      1,245.62
GARNER, KAYTE                       1912-00    10,000.00
GARRISON, DANIEL                    1546-07         0.00
GARRISON, DANIEL                    1546-11         0.00
GARRISON, ORLESTER                  1867-00         0.00
GARZA, JULIO                        3822-00         0.00
GASSEL, JAIME                       3801-11         0.00
GATEWAY CARPET INC                  3094-00         0.00
GA-WHITFIELD COUNTY TAX COMM        695-00      1,140.00
GE CAPITAL                          107-00     32,285.75
GE CAPITAL BUSINESS ASSET           1041-00 1,232,515.88
GEISHEKER, ASHLEY                   2080-11       114.34
GELUSO, JOHN A                      3458-11       108.00
GEORGE THOMPSON                     2515-00    19,928.25
GEORGE, ROSE                        2658-07         0.00
GEORGE, ROSE                        2658-11         0.00
GEORGE, THOMAS                      2799-07         0.00
GEORGE, THOMAS                      2799-11         0.00
GEORGETOWN PARK ASSOCIATES INC      2043-00    88,614.55
GEORGETOWN PARK ASSOCIATES INC      2044-00       691.27
GERHOLD, STELLA                     1431-07         0.00
GERHOLD, STELLA                     1431-11         0.00
GERMANSKY, SARA D                   1334-07         0.00
GERMANSKY, SARA D                   1334-11         0.00
GERMANSKY, SARA D                   3528-00         0.00
GERMANSKY, SARA D                   3529-07         0.00
GERMANSKY, SARA D                   3529-11         0.00
GETZLOW, RAYMOND H                  2798-07         0.00
GETZLOW, RAYMOND H                  2798-11         0.00
GFA INDUSTRIES                      606-00     12,670.00
GGP LP/MCCRELESS MALL               1168-00         0.00
GGP LP/MCCRELESS MALL               1169-00         0.00
GHP (A COVENTRY HEALTH CARE PL      3182-00    20,915.18
GHP (A COVENTRY HEALTH CARE PL      3183-00    38,387.98
GHP (A COVENTRY HEALTH CARE PL      4104-00    20,912.42
GHP (A COVENTRY HEALTH CARE PL      4105-00    73,999.60
GIACALONE, ANTOINETTE               1407-07         0.00
GIACALONE, ANTOINETTE               1407-11         0.00
GIACALONE, ANTOINETTE               4053-08    36,000.00
GIBBON, JOHN W                      1884-00         0.00
GIBBON, JOHN W                      2737-07         0.00

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
GIBBON, JOHN W                      2737-11         0.00
GIBBS, CATHERINE                    1197-07         0.00
GIBBS, CATHERINE                    1197-11         0.00
GIBBS, JILLIAN B                    3980-11       500.00
GIBILTERRA, MARY SUE                1311-07         0.00
GIBILTERRA, MARY SUE                1311-11         0.00
GIBSON, CLAIRE E                    1339-07         0.00
GIBSON, CLAIRE E                    1339-11         0.00
GILBERT, MARGARET                   2058-07         0.00
GILBERT, MARGARET                   2058-11         0.00
GILGER, DALE                        1588-07         0.00
GILGER, DALE                        1588-11         0.00
GILGER, DALE D                      1943-07         0.00
GILGER, DALE D                      1943-11         0.00
GILGER, DALE D                      2905-07         0.00
GILGER, DALE D                      2905-11         0.00
GILGER, DONALD                      2023-11    12,903.46
GILGER, DONALD                      313-00    500,000.00
GILGER, ODILLA A                    2736-07         0.00
GILGER, ODILLA A                    2736-11         0.00
GILL, WALTER J JR                   1815-07         0.00
GILL, WALTER J JR                   1815-11         0.00
GLANCE/SUN BAN FASHIONS INC         17-00      44,806.10
GLASOFFER, HELEN                    2859-07         0.00
GLASOFFER, HELEN                    2859-11         0.00
GLASOFFER, HELEN                    3203-07         0.00
GLASOFFER, HELEN                    3203-11   100,000.00
GLAZEBROOK, DON                     1320-11         0.00
GLAZEBROOK, DON                     1320-12         0.00
GLENNON, MEAGHAN E                  3485-11       270.00
GLENNON, MEAGHAN E                  3485-12       500.00
GLIMCHER LLYD VENTURE LLC           146-00      1,465.28
GLIMCHER LLYD VENTURE LLC           160-00      1,456.80
GLIMCHER LLYD VENTURE LLC           163-00      1,703.67
GLIMCHER NORTHTOWN VENTURE LLC      148-00    169,394.93
GLIMCHER UNIVERSITY MALL LP         150-00      1,984.11
GLIMCHER UNIVERSITY MALL LP         153-00      3,907.85
GLIMCHER UNIVERSITY MALL LP         154-00      2,375.44
GLIMCHER UNIVERSITY MALL LP         158-00      3,285.62
GLIMCHER UNIVERSITY MALL LP         162-00      2,166.76
GOLD, NORMAN                        2098-07         0.00
GOLD, NORMAN                        2098-11         0.00
GOLDBERG, HENRY                     2655-07         0.00
GOLDBERG, HENRY                     2655-11         0.00
GOLDMAN, WILLIAM                    1414-07         0.00
GOLDMAN, WILLIAM                    1414-11         0.00
GOMBERG, MELISSA J                  2468-00     1,275.00
GONSALVES, LIONEL                   1441-07         0.00
GONSALVES, LIONEL                   1441-11         0.00
GONSALVES, LIONEL                   3488-00         0.00
GONSALVES, LIONEL                   3489-00         0.00

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
GONZALES, JOE                       3153-02     5,916.66
GONZALES, JOE                       3153-04    28,672.98
GONZALES, JOE                       3153-11     1,365.38
GONZALES, LESLIE J                  762-11        200.00
GOODMAN, W.C.                       1637-07         0.00
GOODMAN, W.C.                       1637-11         0.00
GOSIK, GERALDINE                    2735-07         0.00
GOSIK, GERALDINE                    2735-11         0.00
GOVERNORS SQUARE COMPANY            2531-00     1,513.12
GOVERNORS SQUARE COMPANY            2532-00       164.39
GOVERNORS SQUARE COMPANY            2533-00    63,390.68
GOVERNORS SQUARE COMPANY            4271-00       164.39
GOVERNOR'S SQUARE PARTNERSHIP       4282-00       288.42
GRABOW, MARIYA K                    809-11        640.00
GRAF, WALTER                        1593-07         0.00
GRAF, WALTER                        1593-11         0.00
GRAFTON-FRASER, INC                 4154-00   200,000.00
GRANITE RUN MALL                    4093-00       408.24
Grapevine Mills, LP                 497-00     98,099.81
GRASSI, WILLIAM                     1361-07         0.00
GRASSI, WILLIAM                     1361-11         0.00
GRAVES, AARON W                     1011-11        50.00
GRAY, JAMES & EILEEN                1307-07         0.00
GRAY, JAMES & EILEEN                1307-11         0.00
GRAY, RODERICK R  JR                3873-11       260.00
GREAT LAKES MALL                    4092-00       495.50
GREAT NORTHERN MALL                 2238-00    42,695.95
GREATER LAKESIDE CORP               4118-00    13,011.11
GRECO APPAREL, INC.                 18-00     193,081.32
GRECO APPAREL, INC.                 2620-00   193,081.42
GRECO APPAREL, INC.                 3719-00   193,081.42
GREECE TOWNE MALL, L.P.             1610-00     5,460.43
GREECE TOWNE MALL, L.P.             1612-00    15,302.27
GREECE TOWNE MALL, L.P.             1618-00    45,393.31
GREECE TOWNE MALL, L.P.             3378-00     5,725.87
GREEN ACRES MALL LLC                1916-00   198,358.34
GREEN ACRES MALL LLC                1917-00     2,774.33
GREEN ACRES MALL LLC                1918-00     6,788.54
GREEN ACRES MALL LLC                1919-00       621.72
GREEN, BETTY                        1648-07         0.00
GREEN, BETTY                        1648-11         0.00
GREEN, PORTIA Y                     3864-00         0.00
GREEN, VINCENT J                    3142-11     1,791.00
GREENSPOINT MALL                    2918-02     3,308.97
GREENSPOINT MALL                    472-02      2,004.05
GREG PETERS                         4112-00     3,726.00
GREGOR, DONALD R                    1237-07         0.00
GREGOR, DONALD R                    1237-11         0.00
GREGOR, DONALD R                    2862-07         0.00
GREGOR, DONALD R                    2862-11         0.00
GRESHAM WINKLE, WENDY L             610-11        750.00

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
GRIB, TED J JR                      2063-07         0.00
GRIB, TED J JR                      2063-11         0.00
GRIB, VIRGINIA                      1518-07         0.00
GRIB, VIRGINIA                      1518-11         0.00
GRIFFITH, RAYMOND V                 1416-07         0.00
GRIFFITH, RAYMOND V                 1416-11         0.00
GRIMES, AUSENCION C                 1461-07         0.00
GRIMES, AUSENCION C                 1461-11         0.00
GROSMAN, ROSALIE                    3858-07         0.00
GROSMAN, ROSALIE                    3858-11         0.00
GROSSMANN, HELEN M                  2734-07         0.00
GROSSMANN, HELEN M                  2734-11         0.00
GRUNDEL, MARY A                     2824-07         0.00
GRUNDEL, MARY A                     2824-11         0.00
GTE                                 673-00      9,592.43
GUARD MANUFACTURING CO              2162-00         0.00
GUIDINGER, JOANNA L                 1904-11       300.00
GULF POWER                          1111-00       208.50
GULF POWER                          1112-00       855.60
GULF POWER                          1113-00     1,032.58
GULF POWER                          118-00      1,032.58
GURNEE MILLS (MLP) LP               1291-00   144,439.70
GUTIERREZ, ROSALBA                  3736-11     4,000.00
GWATNEY, TENNIE                     3869-00       160.43
GWATNEY, TENNIE                     3916-00         0.00
GWINNELL AND CO. PENSION            2513-00    28,749.90
H B-H ASSOCIATES                    1951-00     1,000.00
H&K INTERNAIONAL LTD                2525-00 1,009,332.32
HACKNEY, STUART                     1077-11     1,200.00
HADA, NELSON T                      2796-07         0.00
HADA, NELSON T                      2796-11         0.00
HADA, SAM S                         1337-07         0.00
HADA, SAM S                         1337-11         0.00
HAENSLER, JACK E                    2733-07         0.00
HAENSLER, JACK E                    2733-11         0.00
HAGALE INDUSTRIES INC               1987-00   161,812.94
HAGALE INDUSTRIES INC               579-00    161,812.94
HAGEMAN, EDWARDINA                  1238-07         0.00
HAGEMAN, EDWARDINA                  1238-11         0.00
HAHN, LAWWRENCE A                   1279-07         0.00
HAHN, LAWWRENCE A                   1279-11         0.00
HAHN-PUENTE ASSOCIATES              1946-00   210,000.00
HAIGLER, EARTHA L                   4070-11     7,797.11
HAIGLER, EARTHA L                   4070-12       155.35
HALEY, BIRDINE                      724-04      8,908.00
HAM, MARIE                          2732-07         0.00
HAM, MARIE                          2732-11         0.00
HAMAN, CATHERINE M                  1475-07         0.00
HAMAN, CATHERINE M                  1475-11         0.00
HAMER, JAY F                        1330-07         0.00
HAMER, JAY F                        1330-11         0.00

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
HAMNER, PAUL                        3459-07       800.00
HAMNER, PAUL                        3714-07       800.00
HAMPSON, CORA MAE                   2731-07         0.00
HAMPSON, CORA MAE                   2731-11         0.00
HANDEL, HOWARD                      1350-07         0.00
HANDEL, HOWARD                      1350-11         0.00
HANKIN, ABBE                        3118-07         0.00
HANKIN, ABBE                        3118-11         0.00
HARDEN, MARVINE                     1426-11         0.00
HARDEN, MARVINE                     1426-12         0.00
HARDWICK CLOTHES                    67-00       1,452.63
HARKIN, DALE W                      1410-07         0.00
HARKIN, DALE W                      1410-11         0.00
HARKIN, DALE W                      1597-07         0.00
HARKIN, DALE W                      1597-11         0.00
HARRIS, CELESTE D                   2460-00         0.00
HARRIS, DANDREA D                   4178-00       800.00
HART SCHAFFNER & MARX               20-00      10,094.76
HARTLEY, LARRY                      1963-07         0.00
HARTLEY, LARRY                      1963-11         0.00
HARVEY, JUDY Y                      2134-00         0.00
HARVEY, JUDY Y                      3988-02    15,600.00
HARVEY, JUDY Y                      3988-12         0.00
HARVEY, JUDY Y                      3988-13    25,000.00
HARVEY, JUDY Y                      3988-14     5,400.00
HARVEY, JUDY Y                      3988-15     5,400.00
HARVEY, JUDY Y                      3988-16    97,000.00
HATAMI, ROY                         2657-07         0.00
HATAMI, ROY                         2657-11         0.00
HATCHER, ROBERT                     1460-07         0.00
HATCHER, ROBERT                     1460-11         0.00
HATTAT, CARRIEANN                   3109-11     1,000.00
HATTENBACH, JACK                    1302-11    23,520.00
HATTENBACH, JACK                    1599-07         0.00
HATTENBACH, JACK                    1599-11         0.00
HAUG, BETTY                         1226-07         0.00
HAUG, BETTY                         1226-11         0.00
HAUSE, BETTY L                      1544-07         0.00
HAUSE, BETTY L                      1544-11         0.00
HAWAIIAN ELECTRIC COMPANY INC       1565-00     3,127.84
HAWKINS,ALEXIS                      1863-00         0.00
HEADLEY, TIFFANY M                  3605-11         0.00
HEDIGER, THERESA                    1699-08     2,860.00
HEEP, MARIALYCE                     1965-07         0.00
HEEP, MARIALYCE                     1965-11         0.00
HEIL, LOUIS D                       1971-07         0.00
HEIL, LOUIS D                       1971-11         0.00
HEIMANN, MARY                       1065-07         0.00
HEIMANN, MARY                       1065-11         0.00
HEIMANN, MARY                       1645-07         0.00
HEIMANN, MARY                       1645-11         0.00

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
HEINECKE, WALTER                    550-07          0.00
HEINECKE, WALTER                    550-11          0.00
HELLER FINANCIAL  INC               4123-00     3,000.00
HELLMUTH, THOMAS W                  1202-02    25,667.00
HELLMUTH, THOMAS W                  1202-04    30,923.00
HELLMUTH, THOMAS W                  1202-12     7,700.00
HELLMUTH, THOMAS W                  1202-13     5,923.00
HELLMUTH, THOMAS W                  1202-14     4,442.00
HENRY, DWIGHT R                     814-11      1,055.00
HERNANDEZ, ALEJANDRA                3115-11       250.00
HERNANDEZ, EDWIN                    759-11        267.17
HERNDON, MICHAEL                    1902-01    39,000.00
HERNDON, MICHAEL                    1902-02    31,200.00
HERNDON, MICHAEL                    1902-04    64,368.00
HERNDON, MICHAEL                    1902-11     7,800.00
HERNDON, MICHAEL                    1902-12     7,800.00
HERNDON, MICHAEL                    1903-11         0.00
HERNDON, MICHAEL                    1903-12         0.00
HERNDON, RICHARD                    2772-07         0.00
HERNDON, RICHARD                    2772-11         0.00
HIBLER, DONNA P                     1981-06   162,295.82
HIBLER, DONNA P                     4222-00   162,295.82
HICKMAN, WARREN & LOUISE JTTEN      1730-00    16,250.00
HICKMAN, WARREN & LOUISE JTTEN      1896-00         0.00
HICKORY RIDGE MALL                  2887-00   112,441.95
HIGHLAND MALL JOINT VENTUR          4288-00       215.03
HIGHWAY 41 LLC                      848-00      8,776.71
HINDSON, EARL                       1595-07         0.00
HINDSON, EARL                       1595-11         0.00
HINES, ELIZABETH                    1695-07         0.00
HINES, ELIZABETH                    1695-11         0.00
HISAW, ABBE                         1377-07         0.00
HISAW, ABBE                         1377-11         0.00
HK PARTNERS L.P.                    2522-00 5,766,012.51
HODSON, MARION                      1451-07         0.00
HODSON, MARION                      1451-11         0.00
HOFF, ANNA                          1957-02    28,800.00
HOFF, ANNA                          1957-04    26,000.00
HOFF, ANNA                          1957-05    52,800.00
HOFF, ANNA                          1957-12     2,400.00
HOFF, ANNA                          1957-13     4,800.00
HOFF, ANNA                          1957-14    13,982.00
HOGAN, PHILLIP K                    598-00     20,000.00
HOLJEVIC, JOHN                      3253-07         0.00
HOLJEVIC, JOHN                      3253-11         0.00
HOLLENBACH, ARTHUR                  1538-07         0.00
HOLLENBACH, ARTHUR                  1538-11         0.00
HOLLENBACH, ARTHUR                  1653-07         0.00
HOLLENBACH, ARTHUR                  1653-11         0.00
HOLMES, RACHAEL                     1081-00   100,000.00
HOLMES, WEDDLE & BARCOTT, PC        2042-00   161,655.00

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
HOLSEY, TONYA T                     2169-11         0.00
HOLT-GRIFFIN, DOROTHY               2797-07         0.00
HOLT-GRIFFIN, DOROTHY               2797-11         0.00
HOLT-GRIFFIN, DOROTHY               518-08        105.26
HOLTSCLAW, WILLIAM V                2676-07         0.00
HOLTSCLAW, WILLIAM V                2676-11         0.00
HOLTZMAN, JOE                       1338-07         0.00
HOLTZMAN, JOE                       1338-11         0.00
HONOLULU PUBLISHING CO LTD          3637-00     2,435.58
HOOK, ERICA L                       3482-11     4,000.00
HOPPE, JULIA                        1825-07         0.00
HOPPE, JULIA                        1825-11         0.00
HORAI,ELENORE                       3686-00         0.00
HORCHER, GERALDINE F                2795-07         0.00
HORCHER, GERALDINE F                2795-11         0.00
HORN, JIMMY R                       1272-07         0.00
HORN, JIMMY R                       1272-11         0.00
HORNSBY, SANDY                      2132-02    11,700.00
HORNSBY, SANDY                      2132-11     3,900.00
HORNSBY, SANDY                      2132-12         0.00
HOSP, LAVADA                        3655-00         0.00
HOUGH, MARY M                       3143-07         0.00
HOUGH, MARY M                       3143-11         0.00
HOUSTON LIGHTING AND POWER          2003-00    14,552.36
HOUSTON LIGHTING AND POWER          315-00     14,066.98
HOUSTON LIGHTING AND POWER          392-00     14,552.36
HOUSTON LIGHTING AND POWER          678-00     14,552.36
HOUSTON LIGHTING AND POWER          98-00       5,240.42
HOWELL & SONS                       1872-00     7,406.23
HUBBARD, LEONARD M                  1802-07         0.00
HUBBARD, LEONARD M                  1802-11         0.00
HUG, GORDON                         2730-07         0.00
HUG, GORDON                         2730-11         0.00
HUITT, WINIFRED                     1457-07         0.00
HUITT, WINIFRED                     1457-11         0.00
HULEN MALL JOINT VENTURE            4277-00       220.93
HULSEY, JACK H                      1389-07         0.00
HULSEY, JACK H                      1389-11         0.00
HUMBLE, ROBIN M                     4018-11     1,000.00
HUMMEL, RONALD S                    1914-11    56,250.00
HUMMEL, RONALD S                    671-11      3,750.00
HUNTINGTON MALL COMPANY             2534-00     9,000.00
HURD, KATHRYN                       3322-00        30.00
HUTCHISON, WILLIAM G                1193-07         0.00
HUTCHISON, WILLIAM G                1193-11         0.00
HUTTON SHERER                       622-00      3,000.00
HYCEL PARTNERS I, LP                1973-00     4,411.11
IANUZZI, JILL                       3780-11       600.00
IBM CORPORATION                     293-00     87,766.83
ID-ADA COUNTY TREASURER             257-00        163.24
ID-ADA COUNTY TREASURER             258-00        234.16

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
ID-ADA COUNTY TREASURER             4160-00       155.86
ID-STATE TAX COMMISSION             1533-00     1,000.00
ID-STATE TAX COMMISSION             3919-00         0.00
IES UTILITIES INC.                  834-00      1,203.39
ILLINOIS POWER COMPANY              270-00      1,144.94
IMMING, VICKI L                     1900-02     4,742.40
IMMING, VICKI L                     1900-04    21,046.15
IMPERIA TRADING                     3567-00    11,479.13
IMPO INTERNATIONAL INC              3106-00     2,208.61
IMPRINT ENTERPRISES INC             687-00     12,151.28
IN-ALLEN COUNTY TREASURER           3760-00     4,483.09
IN-CLERK, VANDERBURGH SUPERIOR      2907-00         0.00
IN-DEPARTMENT OF REVENUE            3320-00    44,360.19
IN-DEPARTMENT OF REVENUE            3391-01     5,115.83
IN-DEPARTMENT OF REVENUE            3391-02    53,169.91
IN-DEPARTMENT OF REVENUE            414-00    252,722.63
INDIANAPOLIS POWER AND LIGHT C      1207-00     1,683.83
INDIVIDUALIZED SHIRTS CO.           50-00           0.00
INDUSTRIAL SOAP CO.                 2148-00     9,158.84
INDYK, JACABO                       871-11        800.00
INGRAM PARK MALL                    2971-00       864.86
INGRAM PARK MALL                    421-00     47,000.88
IN-JOHNSON COUNTY TREASURER         1932-00     4,462.72
IN-MARION COUNTY TREASURER          2919-00    27,217.10
IN-MARION COUNTY TREASURER          3824-00    20,905.60
IN-MARION COUNTY TREASURER          4299-00       949.62
INMON, OLIN   JR                    2768-07         0.00
INMON, OLIN   JR                    2768-11         0.00
IN-MONROE COUNTY                    602-00      4,094.04
IN-ST JOSEPH COUNTY TREASURER       3261-00    13,024.40
INTERFACE SYSTEMS INC               3993-00     9,333.66
IN-VANDERBURGH COUNTY TREASURE      4324-00       995.18
IN-VANDERBURGH COUNTY TREASURE      861-00        220.01
IN-VANDERBURGH COUNTY TREASURE      862-00        242.01
IN-VANDERBURGH COUNTY TREASURE      864-00        762.92
IN-VANDERBURGH COUNTY TREASURE      865-00        693.56
IORIO, RICHARD M                    795-11        750.00
IRIZARRY, GLORIA I                  2170-00         0.00
IRIZARRY, GLORIA I                  3827-11     4,000.00
IRONDEQUOIT MALL                    1611-00       390.09
IRONDEQUOIT MALL                    1614-00    18,273.05
IRVING MALL                         2247-00    12,829.30
IRVING MALL                         2251-00         0.00
IRVING MALL                         4091-00       775.20
IRVING MALL                         4184-00       775.20
IVERSON MALL MERCH ASSOC            3460-00       695.99
IVORY, EMANUEL                      1766-11         0.00
IVORY, EMANUEL                      1766-12         0.00
J & A ELECTRICAL SUPPLIES           701-00         95.30
J BAKER, INC                        4156-00         0.00
J&R WHOLESALE APPAREL/RIO-RITA      36-00      92,971.82

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
JACK TAUB &                         2146-00   170,000.00
JACKSON CORPORATION                 4111-00    24,990.00
JACKSON, ARTHUR                     1327-07         0.00
JACKSON, ARTHUR                     1327-11         0.00
JACKSON, REBECCA                    1719-07         0.00
JACKSON, REBECCA                    1719-11         0.00
JACKSONVILLE ELECTRIC AUTH          3121-02       606.40
JACKSONVILLE ELECTRIC AUTH          893-00        714.35
JAGGARS, BILLY J                    3123-07         0.00
JAGGARS, BILLY J                    3123-11         0.00
JAMES EDMOND INC                    1373-00    13,111.67
JAMES, DANIELLE                     3690-11     1,000.00
JANELON ASSOCIATES                  1711-00   672,351.89
JANELON ASSOCIATES                  397-00      5,685.33
JANTZEN, INC                        21-00      11,886.75
JARRATT, ALBERTA                    1680-07         0.00
JARRATT, ALBERTA                    1680-11         0.00
JAVIER, THOMAS G                    3120-11         0.00
JAVIER, THOMAS G                    3120-12         0.00
JBI APPAREL, INC                    4155-00         0.00
JEFFERSON SMURFIT CORPORATION       59-00       1,229.27
JEFFRYES, CHRIS                     1817-04    24,266.72
JEFFRYES, ELMER L                   1298-07         0.00
JEFFRYES, ELMER L                   1298-11         0.00
JEFFRYES, ELMER L                   3982-07         0.00
JEFFRYES, ELMER L                   3982-11       159.40
JENKINS, WILLIAM M                  1979-06   182,000.00
JENKINS, WILLIAM M                  4223-00   182,000.00
JERGE, CAROL                        2729-07         0.00
JERGE, CAROL                        2729-11         0.00
JESTES, JAMES F                     2101-01     8,320.00
JESTES, JAMES F                     2101-04    25,846.24
JESTES, JAMES F                     2101-11     1,846.16
JG SAGINAW LLC                      767-00     78,378.72
JG WINSTON SALEM LLC                3307-02       668.61
JG WINSTON SALEM LLC                777-00    100,815.05
JOAN SCHMITA IRA                    2519-00    47,444.37
JOANNA VAN'ECK                      3551-00     5,000.00
JOCKEY INTERNATIONAL INC            22-00      29,143.37
JOENK, JUDITH                       2728-07         0.00
JOENK, JUDITH                       2728-11         0.00
JOHN KENSEY                         2523-00    69,953.67
JOHN TYLER ENTERPRISES INC          888-00    321,942.05
JOHNSON, ANGELO M                   3746-11     2,348.10
JOHNSON, BARBARA                    2727-07         0.00
JOHNSON, BARBARA                    2727-11         0.00
JOHNSON, EMMA                       2726-07         0.00
JOHNSON, EMMA                       2726-11         0.00
JOHNSON, FANNIE M                   1236-07         0.00
JOHNSON, FANNIE M                   1236-11         0.00
JOHNSON, HAROLD                     1120-07         0.00

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
JOHNSON, HAROLD                     1120-11         0.00
JOHNSON, HAROLD E                   1465-07         0.00
JOHNSON, HAROLD E                   1465-11         0.00
JOHNSON, JOHN                       3487-11     1,100.00
JOHNSON, LAWRENCE                   1682-07         0.00
JOHNSON, LAWRENCE                   1682-11         0.00
JOHNSON, LEE                        1647-11   175,000.00
JOHNSON, ROBERT                     1386-07         0.00
JOHNSON, ROBERT                     1386-11         0.00
JOHNSON, WILLIAM D                  1681-11         0.00
JOHNSON, WILLIAM D                  1681-12         0.00
JONES, AISHA                        3799-07         0.00
JONES, AISHA                        3799-11         0.00
JONES, ANN S                        2136-02    18,200.00
JONES, ANN S                        2136-04    50,400.00
JONES, ANN S                        2136-12     5,600.00
JONES, ANN S                        2136-13     5,600.00
JONES, ANN S                        2136-14    16,256.42
JONES, ANN S                        2136-15     8,525.90
JONES, ANN S                        2136-16     2,800.00
JONES, ANN S                        2136-17    41,514.67
JONES, ANN S                        4024-00    56,711.00
JONES, AVELITA                      1706-02     7,189.00
JONES, AVELITA                      1706-04     8,848.00
JONES, AVELITA                      1706-05    17,696.00
JONES, AVELITA                      1706-11     1,659.00
JONES, AVELITA                      1706-12     1,548.00
JONES, AVELITA                      1706-13       192.00
JONES, AVELITA                      1706-14     1,597.00
JONES, JUANITA V                    1620-04    14,655.33
JONES, JUANITA V                    3570-00         0.00
JONES, KATHY K                      1707-02    16,206.70
JONES, KATHY K                      1707-11     3,241.38
JONES, KATHY K                      1707-12       233.38
JONES, KATHY K                      1707-13     2,333.76
JONES, KITAKA T                     4020-11       704.00
JORGE, GLADYS L                     4317-00       412.00
JOSEPH A BADOLATO                   2856-00    60,000.00
JOSEPH, LESLIE Y                    1211-00        41.20
JOSEPH, LESLIE Y                    3725-11        41.20
JUNG, LAURA L                       2139-02     8,060.00
JUNG, LAURA L                       2139-04     5,580.00
JUNG, LAURA L                       2139-11     1,240.00
JUNG, LAURA L                       2139-12     1,860.00
JURACEK, CHARLOTTE                  2654-07         0.00
JURACEK, CHARLOTTE                  2654-11         0.00
JURIS, RALPH J                      1660-07         0.00
JURIS, RALPH J                      1660-11         0.00
JUSTICE, RUBY A                     2097-11         0.00
JUSTICE, RUBY A                     2097-12         0.00
KALAL, SHARON                       1823-07         0.00

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
KALAL, SHARON                       1823-11         0.00
KAMINSKI, GERALD                    1462-07         0.00
KAMINSKI, GERALD                    1462-11         0.00
KARAALP, BURHAN                     2771-07         0.00
KARAALP, BURHAN                     2771-11         0.00
KASCSAK, MICHAEL                    2104-07         0.00
KASCSAK, MICHAEL                    2104-11         0.00
KASCSAK,MICHAEL F                   2105-07         0.00
KASCSAK,MICHAEL F                   2105-11         0.00
KASPAR, ROBERT                      2039-00    80,000.00
KATTAWAR, MATILDA                   1387-07         0.00
KATTAWAR, MATILDA                   1387-11         0.00
KATZ, MARVIN                        1364-07         0.00
KATZ, MARVIN                        1364-11         0.00
KEEF, CHARLES                       716-07          0.00
KEEF, CHARLES                       716-11          0.00
KEELEY, DON                         3587-07         0.00
KEELEY, DON                         3587-11         0.00
KELLY, LUANN                        1240-07         0.00
KELLY, LUANN                        1240-11         0.00
KELTING, EDNA                       1224-07         0.00
KELTING, EDNA                       1224-11         0.00
KEMP, MONUVELL R                    3609-07         0.00
KEMP, MONUVELL R                    3609-11         0.00
KEMPF, ARLEEN                       3181-07         0.00
KEMPF, ARLEEN                       3181-11         0.00
KENDALL, HAZEL                      1398-07         0.00
KENDALL, HAZEL                      1398-11         0.00
KENNEDY, ROXANA                     2725-07         0.00
KENNEDY, ROXANA                     2725-11         0.00
KENTUCKY OAKS MALL COMPANY          2535-00       971.81
KENTUCKY OAKS MALL COMPANY          2536-00     5,074.86
KENTUCKY OAKS MALL COMPANY          2537-00    82,162.50
KENWOOD TOWNE CENTERE               3053-00     3,104.53
KESSLER, EDWARD I                   2076-07         0.00
KESSLER, EDWARD I                   2076-11         0.00
KETZLER, RICHARD                    1409-07         0.00
KETZLER, RICHARD                    1409-11         0.00
KEYSTONE TEXAS PROP HOLDING         3862-00     4,788.59
KEYSTONE TEXAS PROP HOLDING CR      245-00      4,788.59
KHALSA PROFESSIONAL ASSOCIATE       2026-00         0.00
KIDD, CARL F                        1286-07         0.00
KIDD, CARL F                        1286-11         0.00
KIK WEAR INC                        3130-00     4,855.76
KILBRIDE, KRISTIE M                 734-11        660.00
KIM M LOOK DDS                      3922-00     5,000.00
KINCAID, GERALD                     2794-07         0.00
KINCAID, GERALD                     2794-11         0.00
KING PLAZA, INC.                    4241-00    20,807.14
KINKOS THE COPY CENTER              3170-00     3,306.28
KIRCHHOEFER, LYDIA J                1804-07         0.00

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
KIRCHHOEFER, LYDIA J                1804-11         0.00
KIRK, MARGARET                      2653-11         0.00
KIRK, MARGARET                      2653-12         0.00
KIRKSEY, TIFFONIE A                 3475-11       675.00
KISH, PAULINE                       1820-07         0.00
KISH, PAULINE                       1820-11         0.00
KLASNA, ELI                         1727-07         0.00
KLASNA, ELI                         1727-11         0.00
KLASNA, ELI                         3586-07         0.00
KLASNA, ELI                         3586-11         0.00
KLEMENCIC, MATT J                   1273-11       150.00
KLINKHARDT, GRACE M                 2141-01     4,800.00
KLINKHARDT, GRACE M                 2141-04    24,000.00
KLINKHARDT, GRACE M                 2141-11     1,200.00
KLINKHARDT, GRACE M                 2141-12       422.00
KOCH, MARY F                        1268-07         0.00
KOCH, MARY F                        1268-11         0.00
KOCH, MARY F                        2861-07         0.00
KOCH, MARY F                        2861-11         0.00
KOCH, REGINA H                      1412-07         0.00
KOCH, REGINA H                      1412-11         0.00
KOENIG, ESTHER                      1664-11         0.00
KOENIG, ESTHER                      1664-12         0.00
KOHR, CARL A                        1263-07         0.00
KOHR, CARL A                        1263-11         0.00
KOLB, CHERYL L                      2724-07         0.00
KOLB, CHERYL L                      2724-11         0.00
KOLLACK, JEAN                       1844-07         0.00
KOLLACK, JEAN                       1844-11         0.00
KONYS, JEANETTE                     2079-00    12,000.00
KOOKLANFAR, ALIAKBAR                525-00          0.00
KRAMER, CHARLES F                   2670-07         0.00
KRAMER, CHARLES F                   2670-11         0.00
KRAUS, MARGUERITE                   1589-07         0.00
KRAUS, MARGUERITE                   1589-11         0.00
KRAUSE PUENTE LLC                   2612-00   130,000.00
KRINSKY, MURRAY                     1658-07         0.00
KRINSKY, MURRAY                     1658-11         0.00
KRYSIAK, NICOLE I                   1045-11       770.00
KS-JOHNSON COUNTY                   1192-00     1,911.36
K-SWISS, INC.                       62-00      18,727.20
KUHLMAN, DELORES                    1246-07         0.00
KUHLMAN, DELORES                    1246-11         0.00
KULBERSH, SIMON                     2723-07         0.00
KULBERSH, SIMON                     2723-11         0.00
KUMPF, VELMA                        1223-07         0.00
KUMPF, VELMA                        1223-11         0.00
KUPSKY, STEVEN L                    2122-02     6,700.00
KUPSKY, STEVEN L                    2858-04    16,250.00
KUPSKY, STEVEN L                    2858-05    32,500.00
KURKEY, KAREN M                     1655-04     6,600.00

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
KUSTER, CHRISTINE                   1198-07         0.00
KUSTER, CHRISTINE                   1198-11         0.00
KWON, STELLA                        835-11         38.00
KY-CITY OF BOWLING GREEN            226-00          0.00
KY-CITY OF BOWLING GREEN            227-00          0.00
KY-CITY OF BOWLING GREEN            228-00          0.00
KY-LOUISVILLE/JEFFERSON COUNTY      545-00        157.59
KY-REVENUE CABINET                  74-00      11,537.99
KYZAR, ROXANNE K                    1300-00         0.00
L & B FIESTA MALL INC               2631-00   107,774.40
L & B FIESTA MALL INC               2633-00    99,023.52
LA GLO                              3113-00     4,834.65
LA PLAZA MALL                       423-00      (430.92)
LA SHERIFF AND EX OFFICIO           3272-00     3,145.21
LABCORP                             4298-00       216.50
LA-BOSSIER CITY-PARISH              243-00        508.62
LA-CITY OF NEW ORLEANS-TREAS        485-00      4,806.44
LACKEY, LIZABETH                    3577-11         0.00
LAFAYETTE CONSOLIDATED GOV'T        1665-00       183.26
LAKESIDE MALL LP                    3043-00    35,076.02
LA-LOUISIANNA DEPT OF LABOR         4131-00       397.47
LA-LOUISIANNA DEPT OF LABOR         4312-00       700.37
LAM, THAO M                         3161-00         0.00
LAM, THAO M                         3592-00         0.00
LAMBERT, PATTIE A                   785-11        150.00
LANDAU, ABE                         2793-07         0.00
LANDAU, ABE                         2793-11         0.00
LANDOVER MALL LP                    2027-00    37,379.05
LANDOVER MALL LP                    454-00     11,389.41
LANGSTON, EDITH                     1393-07         0.00
LANGSTON, EDITH                     1393-11         0.00
LA-PARISH TAX COLLECTOR             3230-00     2,399.70
LA-PARISH TAX COLLECTOR             3246-00     1,383.11
LA-PARISH TAX COLLECTOR             3247-00     1,769.51
LA-PARISH TAX COLLECTOR             3248-00     2,142.65
LARSON, JAMES                       2722-07         0.00
LARSON, JAMES                       2722-11         0.00
LAS VEGAS SHOPPING CENTERS LTD      2608-00     3,781.46
LA-STATE OF LOUISIANA               1984-00    13,591.58
LA-STATE OF LOUISIANA               3177-00     4,982.34
LA-STATE OF LOUISIANA               3229-00    16,425.98
LA-STATE OF LOUISIANA               3252-00     1,701.56
LA-STATE OF LOUISIANA               344-00      3,924.94
LA-STATE OF LOUISIANA               363-00        552.64
LAUREL CENTRE ASSOCIATES LLC        3158-02     8,996.38
LAURENCE P. MORIN, TRUSTEE          4159-00         0.00
LEBLANC, CLAUDE J                   4328-00    14,305.00
LEDON, LUIS                         3554-11     1,040.00
LEDON, LUIS                         783-00      1,040.00
LEE, FRED P                         3145-07         0.00
LEE, FRED P                         3145-11         0.00

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
LEE, MELISSA C                      1049-11       100.00
LEFFINGWELL, DEBRA M                732-11      5,049.51
LEFHOLZ, ALICE J                    1217-07         0.00
LEFHOLZ, ALICE J                    1217-11         0.00
LEHMAN, AARON R                     2652-07         0.00
LEHMAN, AARON R                     2652-11         0.00
LEHMAN, AARON R                     3620-00         0.00
LEHMAN, DUANE F                     1269-07         0.00
LEHMAN, DUANE F                     1269-11         0.00
LEIGH MALL                          2545-00   352,774.24
LEMOINE, DOROTHY M                  1421-07         0.00
LEMOINE, DOROTHY M                  1421-11         0.00
LESCH, BERNICE                      2059-07         0.00
LESCH, BERNICE                      2059-11         0.00
LESLIE NICHOLS PROMOTIONS           705-00      2,500.00
LESSER, HARRY                       3103-07         0.00
LESSER, HARRY                       3103-11         0.00
LEVI STRAUSS & CO                   23-00     344,564.00
LEVI STRAUSS & CO                   658-02    339,215.10
LEVINSON, AGNES J                   1319-07         0.00
LEVINSON, AGNES J                   1319-11         0.00
LEWIS, AVRON                        1539-07         0.00
LEWIS, AVRON                        1539-11         0.00
LEWIS, CHARLES O                    1271-07         0.00
LEWIS, CHARLES O                    1271-11         0.00
LEWIS, ROBERT D                     1846-07         0.00
LEWIS, ROBERT D                     1846-11         0.00
LEWIS,JEAN                          4043-08     3,610.88
LEXINGTON HERALD-LEADER             3640-00     1,044.89
LEZA, MINDY                         2159-00         0.00
LIEBSON, CHARLES J                  2809-11         0.00
LIEBSON, CHARLES J                  2809-12         0.00
LIEBSON, CHARLES J                  879-08        332.67
LILES, LOUISE                       2669-07         0.00
LILES, LOUISE                       2669-11         0.00
LIM  INC                            2622-00    66,000.00
LINCOLNWOOD TOWN CENTER             961-00     88,914.72
LINNEMANN, MARY L                   2831-11     1,386.67
LINNEMANN, MARY L                   2831-12       512.00
LINNEMANN, MARY L                   2831-13     1,664.00
LINWAY INVESTMENT LIMITED           64-00      12,393.00
LIOTTA, J C                         1826-07         0.00
LIOTTA, J C                         1826-11         0.00
LIOTTA, J C                         2542-07         0.00
LIOTTA, J C                         2542-11         0.00
LIQUIDITY SOLUTIONS, INC            1009-00   200,000.00
LIQUIDITY SOLUTIONS, INC            1115-11     4,056.00
LIQUIDITY SOLUTIONS, INC            1117-00    73,273.45
LIQUIDITY SOLUTIONS, INC            1118-00    73,273.45
LIQUIDITY SOLUTIONS, INC            1309-00     2,139.90
LIQUIDITY SOLUTIONS, INC            1396-07         0.00

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
LIQUIDITY SOLUTIONS, INC            1396-11         0.00
LIQUIDITY SOLUTIONS, INC            1469-11     3,869.92
LIQUIDITY SOLUTIONS, INC            1935-00   550,000.00
LIQUIDITY SOLUTIONS, INC            1960-00    46,388.08
LIQUIDITY SOLUTIONS, INC            1964-11     3,478.00
LIQUIDITY SOLUTIONS, INC            2451-00     3,726.00
LIQUIDITY SOLUTIONS, INC            3849-00         0.00
LIQUIDITY SOLUTIONS, INC            605-11      2,000.00
LIQUIDITY SOLUTIONS, INC            819-11      1,500.00
LIQUIDITY SOLUTIONS, INC.           1945-00   192,954.96
LIQUIDITY SOLUTIONS, INC.           2857-04     6,413.00
LIQUIDITY SOLUTIONS, INC.           2857-05    12,826.00
LITEMOR DISTRIBUTORS (BOSTON)       1959-00    36,043.26
LITTLE, ELWOOD L                    1733-07         0.00
LITTLE, ELWOOD L                    1733-11         0.00
LIVINGSTON, JACQUELINE A            3580-11       380.00
LLOYD MILLER                        2621-00   221,000.00
LOBNITZ, WILLIAM R                  1687-07         0.00
LOBNITZ, WILLIAM R                  1687-11         0.00
LOEFFLER, JOHN                      1218-07         0.00
LOEFFLER, JOHN                      1218-11         0.00
LOERTSCHER, KATHY                   3838-00         0.00
LOHRUM-LENTZ, BARBARA               1774-07         0.00
LOHRUM-LENTZ, BARBARA               1774-11         0.00
LONG, JUNE                          1359-07         0.00
LONG, JUNE                          1359-11         0.00
LONGACRE CAPITAL PARTNERS           1958-00     4,987.00
LONGACRE CAPITAL PARTNERS           2053-00   107,568.05
LONGACRE MASTER FUND LTD            1105-00   158,218.33
LOOMIS, FARGO & COMPANY             91-00       1,504.24
LOPES, ANN D                        1836-07         0.00
LOPES, ANN D                        1836-11         0.00
LOPEZ, ALEXA                        3681-00         0.00
LOPEZ, MIGUEL                       2546-11    13,700.00
LORRAINE HORTON                     1852-07         0.00
LORRAINE HORTON                     1852-11         0.00
LORRAINE LICHTENSTEIN IRA           2518-00     2,685.65
LOS ANGELES DEPT OF WATER/POWR      676-00      7,573.49
LOURIE, STANLEY                     1315-07         0.00
LOURIE, STANLEY                     1315-11         0.00
LOVE, LATRIECE C                    1382-11       170.00
LOVE, LATRIECE C                    1382-12     1,020.00
LOW COMPANY INC                     24-00      81,578.75
LOW COMPANY INC                     2614-00    86,166.96
LOZADA, LYDIA                       4116-00     3,900.00
LOZADA, VANESSA                     3517-11     1,000.00
LUAN INVESTMENT SE                  2037-00    13,640.21
LUAN INVESTMENT SE                  3205-00    13,640.21
LUGGER, DOROTHY                     1444-07         0.00
LUGGER, DOROTHY                     1444-11         0.00
LUGO, JUAN C                        3804-11     4,000.00

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
LUNDSTROM, DAVID D                  608-11        278.59
LYNCH AND LYNCH                     3110-00         0.00
LYNNE, MERLE W                      1281-07         0.00
LYNNE, MERLE W                      1281-11         0.00
MACERICH COMPANY/SOUTH PLAINS       2387-00     9,160.70
MACERICH COMPANY/VINTAGE FAIRE      2408-02       860.75
MACERICH SCG LP-CROSSROADS OK       2393-00     2,320.77
MACHERICH PRTSHP LP-LOS CERRIT      2398-00    80,487.14
MACHERICH PRTSHP LP-LOS CERRIT      2411-00   145,435.27
MACHERICH PRTSHP LP-LOS CERRIT      4251-00     2,732.98
MA-CITY OF LEOMINSTER               4058-00     1,268.55
MACMILLER, NORMANDIE                1295-07         0.00
MACMILLER, NORMANDIE                1295-11         0.00
MACOMB MALL ASSOCIATES LP           2942-02        14.88
MACOMB MALL ASSOCIATES LP           2944-00    46,312.63
MA-COMMONWEALTH OF MASS             3440-00    37,935.07
MA-COMMONWEALTH OF MASS             3444-00       486.75
MA-COMMONWEALTH OF MASS             3829-00    37,935.07
MA-COMMONWEALTH OF MASS             3830-00       486.75
MA-COMMONWEALTH OF MASS             560-00     33,764.54
MA-COMMONWEALTH OF MASS             561-00        456.00
MA-COMMONWEALTH OF MASS             799-00     21,514.88
MA-COMMONWEALTH OF MASS             929-00     21,514.88
MADDOX, HETTYE B                    1312-07         0.00
MADDOX, HETTYE B                    1312-11         0.00
MADISON SQUARE ASSOCIATES, LTD      1026-00   100,713.94
MAGNA INV & DEV LTD/EL CON CTR      1930-00     2,271.43
MAGNA INV & DEV LTD/EL CON CTR      3955-00     1,537.61
MAGNA INV & DEV LTD/EL CON CTR      3958-00     2,271.43
MAGNA INVESTMENT & DEVELOPMENT      1928-00     7,820.32
MAGNA INVESTMENT & DEVELOPMENT      1929-00     3,024.85
MAGNA INVESTMENT & DEVELOPMENT      3956-00     7,820.32
MAGNA INVESTMENT & DEVELOPMENT      3957-00     3,024.85
MAHONEY, JUNE  TTEE                 1216-00    10,309.93
MAHONEY, JUNE  TTEE                 1580-00    10,309.93
MAHONEY, KIMBERLY B                 1939-11     4,500.00
MALL ST MATTHEWS LP                 1552-00     1,308.47
MANCINI, BREE A                     2167-00         0.00
MANHATTEN MALL                      2269-00   150,179.52
MANHATTEN MALL                      2270-00   117,000.00
MANLEY, GREGORY F                   3868-11     4,000.00
MANTER, HOLLY                       4022-11        55.41
MARATHON US REALTIES INC            2024-00    18,701.09
MARATHON US REALTIES INC            2472-00    10,000.00
MARCANTONIO, VINCENT                1395-07         0.00
MARCANTONIO, VINCENT                1395-11         0.00
MARCEL, GEORGE L                    1796-07         0.00
MARCEL, GEORGE L                    1796-11         0.00
MARCELLUS DEE DAVIS TTEE            1375-00    13,000.00
MARCONI,ALLYSON                     4107-00    18,500.00
MARINO, DEE A                       1498-02    20,800.00

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
MARINO, DEE A                       1498-12    47,545.38
MARINO, DEE A                       1498-13     2,080.00
MARINO, DEE A                       1498-14       177.80
MARINO, DEE A                       1498-15     5,304.00
MARINO, DEE A                       1498-16     7,200.00
MARION PLAZA, INC/EASTWOOD MAL      456-00      1,487.07
MARION PLAZA, INC/EASTWOOD MAL      457-00     53,186.56
MARION PLAZA, INC/EASTWOOD MAL      489-00      1,487.07
MARION PLAZA, INC/EASTWOOD MAL      490-00     53,186.56
MARION PLAZA, INC/EASTWOOD MAL      806-00     18,539.55
MARION PLAZA, INC/EASTWOOD MAL      849-00      2,459.89
MARION PLAZA, INC/EASTWOOD MAL      855-00      1,591.17
MARKET PLACE SHOPPING CENTER        1167-00    10,512.11
MARKETPLACE, THE                    1609-00       569.41
MARKETPLACE, THE                    1615-00       304.00
MARKETPLACE, THE                    2616-00     2,117.13
MARKOWITZ, DONALD                   1384-07         0.00
MARKOWITZ, DONALD                   1384-11         0.00
MARRERO, JULIO E                    3821-11       620.00
MARSH, WILLIAM R                    2065-07         0.00
MARSH, WILLIAM R                    2065-11         0.00
MARSHALL, MISSY A                   3453-11       836.00
MARSHALL, ROBERT E                  1972-00    30,000.00
MARTIN, ARTHUR C                    4019-07         0.00
MARTIN, ARTHUR C                    4019-11       500.00
MARTIN, ARTHUR C                    4023-07    40,000.00
MARTIN, DON E                       1667-07         0.00
MARTIN, DON E                       1667-11         0.00
MARTINEZ, GERARDO                   2102-11         0.00
MARTINKO, AGNES                     2642-11         0.00
MARTINKO, AGNES                     2642-12         0.00
MARTY, CHARLES                      1701-07         0.00
MARTY, CHARLES                      1701-11         0.00
MASHEEB, FATIMA                     4177-11         0.00
MASON, BRIAN R                      3699-11       184.50
MASON, MARY F                       2651-07         0.00
MASON, MARY F                       2651-11         0.00
MASON, RODERICK D                   3735-11       250.00
MA-TOWN COLLECTOR                   1570-00        43.19
MA-TOWN OF BURLINGTON               3985-00        48.48
MATSUO, RAYMOND Y                   3942-11    18,817.37
MATTHEWS, HELEN                     1969-07         0.00
MATTHEWS, HELEN                     1969-11         0.00
MAYBERRY, MARY                      2852-02     7,566.00
MAYBERRY, MARY                      2852-04     9,312.00
MAYBERRY, MARY                      2852-11     2,328.00
MAYBERRY, MARY                      2852-12     2,211.60
MAYBERRY, MARY                      2852-13       942.14
MAYBERRY, MARY                      2852-14     1,513.20
MAYBERRY, MARY                      2852-15     1,164.00
MAYBERRY, MARY                      2852-16    15,139.76

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
MAZIARZ, STACEY M                   2168-11         0.00
MC ALEVEY, DOLORES                  2721-07         0.00
MC ALEVEY, DOLORES                  2721-11         0.00
MC MILLIAN, ALLEN J JR              3710-00         0.00
MCAFEE, JAMES                       4011-07         0.00
MCAFEE, JAMES                       4011-11    50,000.00
MCALEVEY, DELORES                   2720-07         0.00
MCALEVEY, DELORES                   2720-11         0.00
MCCAIN,TRACY                        1835-04     3,760.00
MCCAIN,TRACY                        1835-11     1,410.00
MCCLATCHEY, GLEN M                  3516-11         0.00
MCCUTCHEON, JAMES G                 1676-07         0.00
MCCUTCHEON, JAMES G                 1676-11         0.00
MCDOWELL, RONALD G                  3948-00     1,500.00
MCDOWELL, RONALD G                  731-00      1,600.00
MCGOWAN, ROSA                       1499-07         0.00
MCGOWAN, ROSA                       1499-11         0.00
MCI WORLDCOM, INC                   3022-00   129,270.74
MCINTYRE, WARREN B                  2607-00     1,620.00
MCKENZIE, WILLIAM Q                 3649-11       800.00
MCKINLEY MALL                       2878-00         0.00
MCKOY, MICHAEL E                    3624-00         0.00
MCLEOD, JAMES A                     2600-11       240.00
MCLESKEY & ASSOCIATES               371-00      2,977.66
MCLIN, MAESTRO                      3501-11     2,100.00
MD-BALTIMORE COUNTY                 378-00      7,484.55
MD-BALTIMORE COUNTY                 589-00      7,266.55
MD-CHARLES CNTY CIRCUIT COURT       2906-00         0.00
MD-CHARLES COUNTY                   1778-00     1,275.63
MD-CHARLES COUNTY                   3214-00     1,275.63
MD-CHARLES COUNTY                   3886-00     1,116.27
MD-HOWARD COUNTY                    373-00        427.90
MD-HOWARD COUNTY                    4068-00       381.18
MD-PRINCE GEORGE'S COUNTY           2952-00     9,694.97
MD-PRINCE GEORGE'S COUNTY           353-00      9,694.97
MD-PRINCE GEORGE'S COUNTY           3887-00     8,567.84
MD-WICOMICO COUNTY                  196-00        636.01
MD-WICOMICO COUNTY                  4134-00       799.34
MEANS, JOHN R                       3784-07     5,676.00
ME-BUREAU OF TAXATION               327-00      1,170.11
MECKING, MILDRED B                  2668-07         0.00
MECKING, MILDRED B                  2668-11         0.00
MEDINA, BENNY                       2173-11         0.00
MEDLEY, LESLIE F                    1228-07         0.00
MEDLEY, LESLIE F                    1228-11         0.00
MEEKER, BETTY J                     1528-07         0.00
MEEKER, BETTY J                     1528-11         0.00
MEIS, LILLIAN B                     2769-07         0.00
MEIS, LILLIAN B                     2769-11         0.00
MEJIA, MARIO A                      3596-11     5,000.00
MELBA  JUNIEL                       1722-07         0.00

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
MELBA  JUNIEL                       1722-11         0.00
MELCHIOR, LOUIS AND BERTHA          2128-07         0.00
MELCHIOR, LOUIS AND BERTHA          2128-11         0.00
MELCHIOR, LOUIS AND BERTHA          2129-12   174,316.66
MELCHIOR, LOUIS AND BERTHA          2129-13    36,028.98
MELCHIOR, LOUIS AND BERTHA          2130-00   453,708.98
MELE, JAMES S                       1365-07         0.00
MELE, JAMES S                       1365-11         0.00
MELLON BANK                         4072-00   770,200.00
MELLON BANK                         4073-00   770,200.00
MELLON BANK                         4074-00   770,200.00
MELTZER, NORMAN I                   1257-07         0.00
MELTZER, NORMAN I                   1257-11         0.00
MELVIN, YOLANDA D                   877-11        951.92
MEMPHIS LIGHT GAS AND WATER DI      1995-00     8,866.01
MENDOZA, CLIFFORD D                 816-11          0.00
MENENDEZ, MIGUEL A JR               4325-00     4,000.00
MENEZES, BEVERLEE                   3093-00    29,933.00
MENEZES, BEVERLEE                   3989-02    10,000.00
MENEZES, BEVERLEE                   3989-04    18,462.00
MENEZES, BEVERLEE                   3989-11         0.00
MENEZES, BEVERLEE                   3989-12     7,500.00
MENEZES, BEVERLEE                   3989-13     2,308.00
MENEZES, BEVERLEE                   3989-14     3,000.00
MENLO PARK MALL                     2274-00     7,351.36
MENLO PARK MALL                     4097-00     8,961.22
MERCANTILE BUSINESS CREDIT INC      1709-00    32,257.05
MERCEDES-BENZ CREDIT CORP           500-00      4,909.94
MERIDIANA                           3424-00         0.00
METROCENTER (AZ)                    2635-00     5,862.52
METROCENTER (AZ)                    406-00      1,090.96
METROCENTER MALL                    2544-00   398,578.32
METROPOLITAN LIFE INSURANCE CO      2876-00         0.00
METROPOLITAN LIFE INSURANCE CO      3049-00         0.00
MEYER, HELEN G                      1326-07         0.00
MEYER, HELEN G                      1326-11         0.00
MIAMI-DADE WATER & SEWER DEPT       340-00        731.89
MI-BLACKMAN TOWNSHIP TREASURER      2152-00         0.00
MI-CHARTER TOWNSHIP OF FLINT        1522-00     2,739.57
MI-CHARTER TOWNSHIP OF FT GRAT      2153-00         0.00
MI-CHARTER TOWNSHIP OF FT GRAT      2154-00         0.00
MI-CITY OF BURTON                   3327-00     2,661.42
MI-CITY OF TAYLOR                   3879-00       515.19
MI-CITY OF TAYLOR                   4004-00       576.34
MI-CITY OF TAYLOR                   4139-00     1,407.47
MIDKIFF, CHARLES                    2719-07         0.00
MIDKIFF, CHARLES                    2719-11         0.00
MIDWEST 2000 SHARING GROUP          3522-00         0.00
MILLCREEK MALL - CAFARO CO.         2527-00       379.35
MILLCREEK MALL - CAFARO CO.         2528-00     6,037.05
MILLCREEK MALL - CAFARO CO.         2529-00    49,048.74

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
MILLCREEK MALL - CAFARO CO.         2530-00    18,965.49
MILLCREEK MALL - CAFARO CO.         4270-00        38.73
MILLCREEK MALL - CAFARO CO.         459-00         38.73
MILLCREEK MALL - CAFARO CO.         460-00     57,599.17
MILLCREEK MALL - CAFARO CO.         488-00         38.73
MILLCREEK MALL - CAFARO CO.         491-00      1,425.30
MILLCREEK MALL - CAFARO CO.         492-00     57,599.17
MILLER, BRET T                      764-11        120.00
MILLER, CLARA                       2718-11         0.00
MILLER, CLARA                       2718-12         0.00
MILLER, DARMAINE R                  1982-11     1,308.00
MILLER, DONALD G                    1857-11     1,850.00
MILLER, MICHAEL D                   3119-11     2,500.00
MILLOFF, BLANCA                     3740-00    32,000.00
MI-MACOMB ISD                       2013-00     1,230.47
MI-OAKLAND COUNTY TREASURER         797-00     23,870.01
MIONE, CHRISTINA                    2717-07         0.00
MIONE, CHRISTINA                    2717-11         0.00
MIRIAM SANTIAGO                     1119-00         0.00
MI-STATE OF MICHIGAN                2929-00         0.00
MI-STATE REVENUE DIVISION           3373-00    87,825.70
MI-STATE REVENUE DIVISION           3374-00    40,097.63
MI-STATE REVENUE DIVISION           3376-00    58,085.10
MI-STATE REVENUE DIVISION           3383-00       578.94
MI-STATE REVENUE DIVISION           394-00        610.33
MI-STATE REVENUE DIVISION           449-00     12,855.53
MITCHELL, ERYCA                     4110-00         0.00
MITCHELL, RICHARD B                 1661-11         0.00
MITCHELL-SMITH, THELMA              2675-07         0.00
MITCHELL-SMITH, THELMA              2675-11         0.00
MITZI INTERNATIONAL                 25-00      10,350.00
MIXEN, LINDA                        1515-07         0.00
MIXEN, LINDA                        1515-11         0.00
MOBILE WATER & SEWER SYSTEM         4208-00       285.71
MO-BOONE COUNTY                     3220-00       892.43
MO-BOONE COUNTY                     3996-00       892.43
MO-BOONE COUNTY                     817-00        849.94
MO-CITY OF CAPE GIRARDEAU           326-00         11.60
MO-CITY OF KANSAS CITY              3833-01       725.81
MO-CITY OF KANSAS CITY              3833-02        98.15
MO-CITY OF ST LOUIS                 2821-00    42,326.67
MO-CITY OF ST LOUIS                 4140-00   206,861.15
MO-CLERK, US BANKRUPTCY COURT       4141-00         0.00
MO-COLLECTOR OF REVENUE             259-00     45,926.87
MO-COLLECTOR OF REVENUE             3286-00    17,600.05
MO-COUNTY COLLECTOR                 2863-00         0.00
MO-COUNTY COLLECTOR                 889-00          0.00
MO-DEPARTMENT OF REVENUE            304-00         91.67
MO-DEPARTMENT OF REVENUE            4031-00   247,268.28
MO-DEPARTMENT OF REVENUE            4035-01    13,001.01
MO-DEPARTMENT OF REVENUE            4035-02       647.28

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
MO-DEPARTMENT OF REVENUE            4036-00    26,465.16
MO-DEPARTMENT OF REVENUE            99-00         248.18
MODGLIN, DOROTHIE J                 2716-07         0.00
MODGLIN, DOROTHIE J                 2716-11         0.00
MO-FRANKLIN COUNTY COLLECTOR        3380-00    15,410.87
MO-FRANKLIN COUNTY COLLECTOR        3381-00   148,549.65
MOHAMED, LORI K                     3496-11         0.00
MOHAMED,LORI                        3480-11         0.00
MOHAMED,LORI                        3503-11         0.00
MOHR, WILLIAM P                     1313-07         0.00
MOHR, WILLIAM P                     1313-11         0.00
MOHRMANN, RUTH                      2792-07         0.00
MOHRMANN, RUTH                      2792-11         0.00
MOKES, PAUL B                       2791-07         0.00
MOKES, PAUL B                       2791-11         0.00
MONCRIEF, THURMAN                   2767-07         0.00
MONCRIEF, THURMAN                   2767-11         0.00
MONEY, LEONA D                      2650-07         0.00
MONEY, LEONA D                      2650-11         0.00
MONFORT, MARY A                     1640-11         0.00
MONFORT, MARY A                     1640-12         0.00
MONICA, SAM A                       1652-07         0.00
MONICA, SAM A                       1652-11         0.00
MONROE, MARVIN                      3883-11    30,000.00
MONROEVILLE MALL/SCM                611-00     91,015.43
MONTELEONE, JOYCE                   2817-11     2,064.00
MONTGOMERY COUNTY SANITARY          346-00        157.13
MONTGOMERY MALL                     2880-00         0.00
MONTGOMERY MALL ASSOC LTD PTNR      147-00      1,380.51
MOODY, VENITA C                     3744-11         0.00
MORALES, LUIS                       253-00     22,511.34
MORAN, EDMUND                       2715-07         0.00
MORAN, EDMUND                       2715-11         0.00
MORDOKOWICZ, ABE                    2790-11         0.00
MORDOKOWICZ, ABE                    2790-12         0.00
MOREAU, WILLIAM T & NORMA JOYC      1911-07         0.00
MOREAU, WILLIAM T & NORMA JOYC      1911-11         0.00
MORENO, MAVILIA                     3936-11     1,549.50
MORENO-ROSADO, MARICELY             3943-11     3,500.00
MORGAN, HAROLD                      1666-07         0.00
MORGAN, HAROLD                      1666-11         0.00
MORGAN, LEWIS & BOCKIUS LLP         95-00       3,109.36
MORIARTY, KATHERINE                 3244-00       740.06
MORNING, ARTHUR J                   3467-11     4,500.00
MORRIS, MARK                        815-11         45.33
MORRIS, MARY P                      2649-07         0.00
MORRIS, MARY P                      2649-11         0.00
MORRISON, RICHARD                   1540-07         0.00
MORRISON, RICHARD                   1540-11         0.00
MORRISON,JOSEPH                     1795-00         0.00
MORRISSEY, KATHLEEN                 1621-04    12,810.00

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
MORRISSEY, KATHLEEN                 1621-11       610.00
MORTELLARO, ANTHONY P               3961-11       200.00
MOSBY, CRYSTAL M                    1476-11        89.00
MOULTER, RICHARD & BEULAH           1343-07         0.00
MOULTER, RICHARD & BEULAH           1343-11         0.00
MOUTON, CELEKA E                    3149-00     3,286.11
MOUTON, CELEKA E                    3875-00     3,286.11
MOUTON, CELEKA E                    3966-00     3,286.11
MOWERY, HOWARD                      1634-11         0.00
MOWERY, HOWARD                      1634-12         0.00
MR CLEAN JANITORIAL & CARPET        3187-00     2,099.40
MS-HARRISON COUNTY                  549-00      3,880.45
MS-HINDS COUNTY TAX COLLECTOR       3470-01     1,823.35
MS-WARREN COUNTY TAX COLLECTOR      3282-00     1,069.00
MS-WARREN COUNTY TAX COLLECTOR      571-00        516.30
MS-WARREN COUNTY TAX COLLECTOR      679-00        516.30
MUENCH, BERNEDA                     3173-07         0.00
MUENCH, BERNEDA                     3173-11         0.00
MULLINAX, WENDY D                   3917-00         0.00
MUNTZ, FRANK                        1422-07         0.00
MUNTZ, FRANK                        1422-11         0.00
MURNAN, KENNETH E                   1413-07         0.00
MURNAN, KENNETH E                   1413-11         0.00
MURPHY, EVA L                       1818-07         0.00
MURPHY, EVA L                       1818-11         0.00
MURRAY, DOROTHY A                   2124-02    18,720.00
MURRAY, DOROTHY A                   2124-04    27,360.00
MURRAY, DOROTHY A                   2124-05    54,720.00
MURRAY, DOROTHY A                   2124-11     5,760.00
MURRAY, DOROTHY A                   2124-12     5,760.00
MURRAY, DOROTHY A                   2124-13     3,744.00
MURRAY, DOROTHY A                   2124-14     2,880.00
MURRAY, TONY                        1402-07         0.00
MURRAY, TONY                        1402-11         0.00
MUSIELAK, HELEN                     2789-07         0.00
MUSIELAK, HELEN                     2789-11         0.00
MYERS, CHARNEKA T                   3223-11     4,000.00
MYERS, TRACY L                      782-11        460.00
MYSZAK, TIMOTHY                     3693-00     1,400.00
NARRAGANSETT ELECTRIC COMPANY       357-00        571.02
NATAL, FRANCISCO J                  2081-11     4,050.00
NATIONAL FUEL GAS DIST CORP         295-00        659.32
NATIONAL LOSS CONTROL SERVICE       3097-00         0.00
NC-CITY OF GREENSBORO               3964-00        45.00
NC-EMPLOYMENT SECURITY COMMISS      469-00         75.21
NC-GUILFORD COUNTY                  1985-00       336.81
NC-GUILFORD COUNTY                  1986-00       447.72
NC-WAKE COUNTY REVENUE COLLECT      1204-00     1,126.36
NECUZE, ELIAS                       1411-07         0.00
NECUZE, ELIAS                       1411-11         0.00
NE-DOUGLAS COUNTY TREASURER         1042-00     8,343.46

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
NE-DOUGLAS COUNTY TREASURER         3355-00     8,322.67
NEEDLEMAN, MANUEL                   2782-07         0.00
NEEDLEMAN, MANUEL                   2782-11         0.00
NEGRON, JOSE M                      2838-11     5,277.60
NEIL, RODERICK J                    1103-11        57.75
NELSON, CRISTI                      2138-02     5,700.00
NELSON, CRISTI                      2138-04       438.50
NELSON, CRISTI                      2138-11       877.00
NETH, ROBERT                        2062-07         0.00
NETH, ROBERT                        2062-11         0.00
NEW BALANCE                         49-00      30,753.33
NEW BALANCE                         830-00     94,991.77
NEW CASTLE ASSOCIATES/CHRISTIA      80-00       4,269.20
NEW CASTLE ASSOCIATES/CHRISTIA      81-00       1,523.53
NEW CASTLE ASSOCIATES/CHRISTIA      82-00      12,521.45
NEW CASTLE ASSOCIATES/CHRISTIA      83-00       6,850.72
NEW CLASSIC INC                     4106-00    13,830.00
NEW ORLEANS RIVERWALK ASSOCIAT      1134-00   136,409.08
NEWMAN, ERIC P                      2714-07         0.00
NEWMAN, ERIC P                      2714-11         0.00
NH-STATE OF NEW HAMPSHIRE           4331-01     1,288.89
NIAGARA MOHAWK POWER CORPORATI      4126-00     1,241.21
NICKEL, DAVID                       3063-00   750,000.00
NICKERSON, LEROY                    1445-07         0.00
NICKERSON, LEROY                    1445-11         0.00
NICKERSON, LEROY                    3743-07         0.00
NICKERSON, LEROY                    3743-11         0.00
NIEBRUEGGE, SHIRLEY                 2674-11         0.00
NJ-STATE OF NEW JERSEY              4129-00         0.00
NJ-STATE OF NEW JERSEY              436-00      5,000.00
NM-TREASURER BERNALILLO COUNTY      2500-00     2,335.90
NORMAN PINKER                       3552-00         0.00
NORTH EAST MALL                     4090-00       142.01
NORTH EAST MALL                     4186-00       142.01
NORTH RIVERSIDE MALL                2881-00         0.00
NORTH, JULIANNE M                   2589-11         0.00
NORTHGATE ASSOCIATES, LP            590-00      4,164.79
NORTHLAND JOINT VENTURE             792-00     77,836.74
NORTHRIDGE MALL                     2884-00     1,224.38
NORTHRIDGE MALL                     2886-00    34,000.96
NORTHRIDGE MALL                     2888-00     4,237.48
NORTHRIDGE MALL                     3058-00     4,237.48
NORTHRIDGE MALL                     3087-00    34,000.96
NORTHSHORE MALL LP                  954-00        853.97
NORWEST BANK MINNESOTA              2541-00     4,759.22
NOVAK, HYMAN & ANITA HYMAN          3207-07         0.00
NOVAK, HYMAN & ANITA HYMAN          3207-11         0.00
NOWACKI, J.RICHARD                  1248-07         0.00
NOWACKI, J.RICHARD                  1248-11         0.00
NRK HOUSE                           1403-00    38,281.05
NUNES, RICHARD D                    1736-07         0.00

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
NUNES, RICHARD D                    1736-11         0.00
NUNEZ, KIRSY L                      784-11      2,900.00
NV-CITY OF LAS VEGAS                4233-00       663.14
NY-DEPARTMENT OF STATE              2911-00         0.00
NY-DEPT OF FINANCE (NYC)            377-00     80,300.00
NY-DEPT OF FINANCE (NYC)            379-00     22,550.00
NY-DEPT OF FINANCE (NYC)            380-00     11,330.00
NY-ONEIDA COUNTY SCU                3825-00         0.00
NYSEG                               721-00      2,318.21
O BRIEN, WILLIAM                    1514-07         0.00
O BRIEN, WILLIAM                    1514-11         0.00
O K VACUUM & JANITOR SUPPLY         26-00      16,244.98
O K VACUUM & JANITOR SUPPLY         3859-00    16,244.98
O K VACUUM & JANITOR SUPPLY         3860-00    16,244.98
OAK PARK INVESTMENT LP              1748-00     1,134.97
OAKBROOK VILLAGE S/C                2029-00     2,331.78
OAKBROOK VILLAGE S/C                2030-00        17.20
OAKDALE MALL ASSOCIATES LP          1921-00     2,592.54
OAKLAND MALL LTD                    3038-00    11,898.99
OAKLAND MALL LTD                    331-00     73,683.54
OAKWOOD SHOPPING CENTER LP          4276-00       153.13
OBERLE, JAMES S                     519-11        200.00
O'BRIEN, JOSEPH W                   1328-07         0.00
O'BRIEN, JOSEPH W                   1328-11         0.00
O'BRIEN, RUTH M                     2788-07         0.00
O'BRIEN, RUTH M                     2788-11         0.00
OEHLER, JOHN C                      1977-06   260,040.00
O'FLAHERTY, ALMA                    1703-07         0.00
O'FLAHERTY, ALMA                    1703-11         0.00
O'FLAHERTY, PATRICIA                2904-07         0.00
O'FLAHERTY, PATRICIA                2904-11         0.00
OGDEN CITY MALL COMPANY             1950-00    11,000.00
OGLE, BC                            1891-08         0.00
OGLESBY, KATHRYN                    1968-07         0.00
OGLESBY, KATHRYN                    1968-11         0.00
O'GRADY, JANNA M                    3835-11       125.00
OH-CCA-DIVISION OF TAXATION         4059-00     2,549.85
OH-CITY OF CINCINNATI               3366-00     5,389.73
OH-CUYAHOGA COUNTY TREASURER        1470-00    33,557.19
OH-DEPT OF TAXATION                 2941-00    24,410.95
OH-FRANKLIN COUNTY                  1378-00    19,502.66
OHIO BUREAU OF WORKERS COMP         1997-00    96,920.87
OHIO BUREAU OF WORKERS' COMPEN      2011-00     1,519.99
OHIO VALLEY MALL                    2539-00     4,000.00
OHIO VALLEY MALL COMPANY            2538-00     3,906.28
OH-LUCAS COUNTY                     3150-00     1,295.05
OH-LUCAS COUNTY                     3208-00     9,116.83
OH-MONTGOMERY COUNTY TREASURER      3491-00     4,986.07
OH-MONTGOMERY COUNTY TREASURER      3492-00     1,503.00
OH-MONTGOMERY COUNTY TREASURER      3495-00     2,715.87
OH-REGIONAL INCOME TAX AGENCY       1542-00         0.00

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
OH-REGIONAL INCOME TAX AGENCY       1543-00         0.00
OH-STARK COUNTY TREASURER           3206-00     6,780.83
OH-SUMMIT COUNTY TREASURER          3276-00     5,319.28
OH-TRUMBULL COUNTY TREASURER        1773-00     2,448.24
OJOMU-KAYOES, LOLA A                3195-00         0.00
OK-CLEVELAND COUNTY                 3279-00     1,068.29
OK-COMANCHE COUNTY                  3705-00       591.62
OK-EMPLOYMENT SECURITY COMMISS      347-00     10,571.74
OK-OKLAHOMA TAX COMMISSION          810-01     46,110.00
OK-OKLAHOMA TAX COMMISSION          810-02        100.00
OLD CAPITOL MALL ASSOCIATES,LP      1508-00   115,935.26
OLD ORCHARD/URBAN RETAIL PROP       2419-00   122,529.17
OLLIGES, WILLIAM F                  2713-07         0.00
OLLIGES, WILLIAM F                  2713-11         0.00
OLSON, MICHAEL J                    600-11        190.50
OLSTEN OF ST LOUIS INC              1212-00    35,351.23
OLYMPIC MILLS CORP                  1584-00   107,845.16
OLYMPIC MILLS CORP                  27-00      96,134.78
OMEGA FASHIONS, LTD.                28-00       9,792.00
ONE NORTH STATE STREET              2883-00   157,079.21
ONEAL, LEROY                        2068-07         0.00
ONEAL, LEROY                        2068-11         0.00
ONSTEAD, SHAKEERA D                 1856-11       375.00
OPICH, MIKE                         1243-07         0.00
OPICH, MIKE                         1243-11         0.00
OPICH, MIKE                         3691-00         0.00
OPICH, MIKE                         3692-00         0.00
ORANGE COUNTY REGISTER              3915-00       598.00
ORANGE PARK MALL                    2988-00       797.51
ORANGE PARK MALL                    4089-00     1,010.30
ORANGE PARK MALL                    4098-00       921.77
ORANGE PARK MALL                    4187-00       921.77
ORIHUELA, ESPERANZA                 2833-07         0.00
ORIHUELA, ESPERANZA                 2833-11         0.00
ORLAND SQUARE                       2989-00         0.00
ORLAND SQUARE                       4102-00     4,733.10
ORLANDO, DANIEL                     1527-07         0.00
ORLANDO, DANIEL                     1527-11         0.00
ORWID, AGNES A                      3643-11       698.25
OSCARSON, G RICHARD                 1093-07         0.00
OSCARSON, G RICHARD                 1093-11         0.00
OSKOOI, GLORIA                      3461-00       573.94
OTR LIMITED PARTNERSHIP             2469-00    93,628.69
OWENS, CHRISTOPHER                  3545-00     3,500.00
OWENS, CHRISTOPHER                  612-00      3,500.00
OWENS, CHRISTOPHER                  613-00      3,500.00
OWENS, CHRISTOPHER R                3548-00     3,500.00
OXFORD INDUSTRIES                   29-00      17,114.40
OXFORD INDUSTRIES                   999-00     19,213.26
OXNARD REDHILL PARTNERS             1831-00    51,748.41
PACE, WILLIAM                       2078-07         0.00

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
PACE, WILLIAM                       2078-11         0.00
PACIFIC BELL                        4049-00     3,330.98
PA-CITY OF PHILADELPHIA             438-00      3,676.54
PA-CITY OF PHILADELPHIA             552-00      3,676.54
PACK, ROUELLA                       2712-07         0.00
PACK, ROUELLA                       2712-11         0.00
PADILLA, NOEL                       3154-00    15,472.43
PAGANINI, CHRISTOPHER               1639-07         0.00
PAGANINI, CHRISTOPHER               1639-11         0.00
PAGODA INTERNATIONAL FOOTWEAR       54-00      93,195.00
PAGODA TRADING COMPANY              65-00           0.00
PAINTER, LISA A                     3466-11         0.00
PALKOWSKI, MARY F                   3452-00       413.00
PALMER HOUSE HOTEL                  376-00      5,655.79
PALMER, DEBORAH L                   1899-02     6,000.00
PALMER, DEBORAH L                   1899-04     7,680.00
PALMIER, RUTH                       2656-07         0.00
PALMIER, RUTH                       2656-11         0.00
PALMIER, RUTH                       2656-12         0.00
PANAMA CITY MALL                    1585-00    55,708.56
PANAMA CITY MALL                    2930-00    55,708.56
PANERI, RAYMOND P                   1423-07         0.00
PANERI, RAYMOND P                   1423-11         0.00
PANUS, JOSEPH J (KATHERYN)          2711-07         0.00
PANUS, JOSEPH J (KATHERYN)          2711-11         0.00
PANZANO & PARTNERS, LLC             1583-00     3,000.00
PARAMUS PARK SHOPPING CENTER L      1553-00         0.00
PARDO, GUILLERMO                    1448-00         0.00
PARISI, SHARON L                    2818-11     2,192.00
PARK LANE/MACERICH PARTNERSHIP      2404-02     1,090.58
PARKER, GENEVIEVE JEAN              1347-07         0.00
PARKER, GENEVIEVE JEAN              1347-11       258.08
PARVIN, ROBERT                      1848-07         0.00
PARVIN, ROBERT                      1848-11         0.00
PASCH, HENRY                        1249-07         0.00
PASCH, HENRY                        1249-11         0.00
PATINO,VANESSA                      4057-00    18,000.00
PATRIOT FUNDING                     3927-00     7,035.60
PATTERSON, MARY A                   2710-07         0.00
PATTERSON, MARY A                   2710-11         0.00
PATTON, SYDELLE                     1827-07         0.00
PATTON, SYDELLE                     1827-11         0.00
PAUTSCH, JOHN R                     2709-07         0.00
PAUTSCH, JOHN R                     2709-11         0.00
PAVILION MANAGEMENT INC/CARSON      4261-00       967.33
PAYTON, LATASHA L                   3767-11     1,200.00
PECK, RHODA                         624-07          0.00
PECK, RHODA                         624-11          0.00
PEEK, MICHELLE L                    3124-11         0.00
PEETE, EDWARD                       1283-07         0.00
PEETE, EDWARD                       1283-11         0.00

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
PEETE, EDWARD                       2708-07         0.00
PEETE, EDWARD                       2708-11         0.00
PEHRSON LONG ASSOCIATES  INC.       2019-00         0.00
PEHRSON LONG ASSOCIATES INC         2020-00         0.00
PERDUE, IONA M                      3127-00     1,562.00
PEREWZNIK, NATALIE R                2172-00         0.00
PERKINS, DARYL K                    3132-00       380.00
PERSON, TANIA M                     2461-00         0.00
PETERS, CHRISTIE                    1936-11     1,320.00
PETERSEN, ADELEAN                   1898-07         0.00
PETERSEN, ADELEAN                   1898-11         0.00
PFAFF, MICHAEL                      4069-08       500.00
PHILLIPS, ELIZABETH A               3531-11       300.00
PICOU, WILTON                       1808-07         0.00
PICOU, WILTON                       1808-11         0.00
PIECH, VELMA                        1798-07         0.00
PIECH, VELMA                        1798-11         0.00
PIGER, PAUL                         2707-07         0.00
PIGER, PAUL                         2707-11         0.00
PIGER, PAUL                         3601-07     8,000.00
PILLSBURY MARKETING                 494-00     12,194.14
PING, BETTY                         1235-07         0.00
PING, BETTY                         1235-11         0.00
PIPKIN, ROBERT E                    2706-07         0.00
PIPKIN, ROBERT E                    2706-11         0.00
PITLUCK, STEVEN L                   601-00      1,500.00
PITTS, DELOIS                       2787-07         0.00
PITTS, DELOIS                       2787-11         0.00
PLANTENGA, HAROLD P                 2705-07         0.00
PLANTENGA, HAROLD P                 2705-11         0.00
PLAY BY PLAY ACE ACME               3734-00    89,732.25
PLAZA DEL CARIBE SE                 1491-00     3,585.06
PLAZA DEL CARIBE SE                 1762-00     4,919.82
PLAZA DEL CARIBE SE                 1763-00     3,673.15
PLAZA DEL CARIBE SE                 1764-00     6,402.39
PLAZA GUAYAMA S E                   3754-00     8,774.52
PLAZA LAS AMERICAS INC              1494-00    28,813.71
PLAZA LAS AMERICAS INC              1495-00    18,617.74
PLAZA LAS AMERICAS INC              1496-00    17,753.06
PLAZA LAS AMERICAS INC              1497-00    44,218.92
PLAZA LAS AMERICAS INC              4144-04         0.00
PLAZA WEST COVINA LLC               3990-00    53,562.81
PODGORNY, STEFY                     1520-07         0.00
PODGORNY, STEFY                     1520-11         0.00
POINDEXTER, FRANK                   1886-07         0.00
PONDER, BARBARA                     1233-07         0.00
PONDER, BARBARA                     1233-11         0.00
PORT AUTHORITY OF NY & NJ           885-00     47,747.71
POSLEY, LONNIE                      3878-00     4,000.00
POST OAK MALL ASSOCIATES LP         1088-02       347.84
PRATT, CLARENCE                     1690-07         0.00

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
PRATT, CLARENCE                     1690-11         0.00
PR-CRIM                             1110-00    88,564.65
PR-DEPARTMENT OF LABOR              236-00        284.51
PR-DEPARTMENT OF LABOR              237-01     63,657.29
PR-DEPARTMENT OF LABOR              237-02        303.97
PR-DEPARTMENT OF LABOR              238-00      5,595.58
PR-DEPARTMENT OF TREASURY           3176-00   806,333.82
PRICE FINANCING PARTNERSHIP LP      398-00        165.26
PRICE, HOWARD P                     1408-07         0.00
PRICE, HOWARD P                     1408-11         0.00
PRICE, MICHAEL F                    1482-11     4,156.00
PRINCE GEORGE PLAZA                 77-00         737.94
PRINCE GEORGE PLAZA                 78-00      11,588.87
PRINCETON WATER WORKS & SEWAGE      2160-00         0.00
PRINCIPAL HIGH YIELD FUND, INC      2083-00   708,341.67
PRINCIPAL HIGH YIELD FUND, INC      2084-00   303,575.00
PRINCIPAL LIFE INSURANCE CO         1509-00 9,740,709.84
PRINCIPAL MUTUAL LIFE INS CO        2040-00    64,556.71
PROCHASKA, JOAN                     2704-07         0.00
PROCHASKA, JOAN                     2704-11         0.00
PROLIFT INDUSTRIAL EQUIPMENT C      887-00      7,758.25
PROTECTION ONE                      3146-00     3,262.19
PRUDENTIAL INSURANCE CO/WINROC      2383-00     3,664.16
PRUESSNER, CRYSTAL                  1716-11         0.00
PRUESSNER, CRYSTAL                  1716-12         0.00
PUEBLO MALL  LP                     1949-00     1,000.00
PULEO, FRANK   SR                   1239-07         0.00
PULEO, FRANK   SR                   1239-11         0.00
PURTAN,ROBERT                       1472-07         0.00
PURTAN,ROBERT                       1472-11         0.00
PYLES, LARRY                        2119-07         0.00
PYLES, LARRY                        2119-11         0.00
QUACKENBUSH, KELLY A                2452-00     1,200.00
QUAD/GRAPHICS, INC.                 2161-00         0.00
QUEBECOR PRINTING ATLANTA INC       3870-00    16,592.58
QUESTAR GAS COMPANY                 891-00        123.71
QUINTANA, VICTORIA M                3929-11         0.00
R&B INDUSTRIES                      30-00      11,320.28
R&B INDUSTRIES                      742-00     17,143.89
RAG WEAR USA                        1018-00     6,967.50
RAGLE, GARY B                       2459-07         0.00
RAGLE, GARY B                       2459-11         0.00
RAINBOW SALES INC                   31-00      12,760.00
RAINBOW SALES INC                   3684-00    11,940.00
RAMIREZ, CAROLYN                    3131-00         0.00
RAMIREZ, LINA M                     3606-00         0.00
RAMIREZ, LUZ                        941-11      3,710.50
RAMLAL, TARA                        1200-11       500.00
RAMOS,RITA                          3845-00         0.00
RAMZA, MICHEL                       2032-00     9,618.00
RANDALL PARK MALL                   4096-00       479.97

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
RANDALL PARK MALL                   4190-00       479.97
RANDOLPH RAND CORPORATION           1675-00     2,408.25
RANGEL, RUBEN R                     3669-11     4,000.00
RANKIN, BEN W                       1355-01     6,250.00
RANKIN, BEN W                       1355-02     6,250.00
RANKIN, BEN W                       1355-04    43,125.00
RANKIN, BEN W                       1355-05    86,250.00
RANKIN, BEN W                       1355-12    25,875.00
RANKIN, BEN W                       1355-13     4,975.95
RANKIN, BEN W                       1355-14     6,634.60
RANKIN, BEN W                       1355-15    21,646.53
RANKIN, BEN W                       1355-16     7,058.65
RANKIN, BEN W                       1355-17   103,878.75
RANKIN, BEN W                       3997-00   272,598.35
RAUPE, JOYCE & B G  JTTN            2832-00    15,000.00
RAYMOND WALKER COMPANY              2025-00         0.00
REAGAN, JOANN                       1622-02    15,208.33
REAGAN, JOANN                       1622-04    46,540.00
REAGAN, JOANN                       1622-05    93,080.00
REAGAN, JOANN                       1622-11     3,583.00
REAGAN, JOANN                       1622-12     3,583.00
REAMES, GLENN                       1715-07         0.00
REAMES, GLENN                       1715-11         0.00
REDD, CHARLES G                     2665-07         0.00
REDD, CHARLES G                     2665-11         0.00
REDD, MARGURITE                     2666-07         0.00
REDD, MARGURITE                     2666-11         0.00
REDD, MARGURITE                     2667-07         0.00
REDD, MARGURITE                     2667-11         0.00
REED, DEMETRIA D                    820-11      3,600.00
REED, GLADYS                        1477-07         0.00
REED, GLADYS                        1477-11         0.00
REESE, ROBERT C SR                  2786-07         0.00
REESE, ROBERT C SR                  2786-11         0.00
REIS ENVIRONMENTAL INC              667-00      5,730.22
REMINGTON, CATHI L                  4161-00       170.00
RENAUD, JAMES                       1274-07         0.00
RENAUD, JAMES                       1274-11         0.00
RENNER, JEROME R                    1255-07         0.00
RENNER, JEROME R                    1255-11         0.00
RENNER, MARGARET                    1254-07         0.00
RENNER, MARGARET                    1254-11         0.00
RETIRED EMPLOYEES EBS, INC          4301-00   149,774.21
RETKOWSKI, FRANK                    1430-07         0.00
RETKOWSKI, FRANK                    1430-11         0.00
REYES, CHRISTINA A                  3951-11       640.00
REYES, YENERIS A                    3538-11       345.00
REZA, MINDY L MSS                   2158-00         0.00
RHODE ISLAND MALL                   2873-00         0.00
RHODE ISLAND MALL                   3054-00         0.00
RICCA, FRANK P JR                   1366-07         0.00

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
RICCA, FRANK P JR                   1366-11         0.00
RICHARDS, GINA                      3855-00       780.00
RICHARDSON SQUARE                   2995-00     1,507.77
RI-CITY OF WARWICK                  3174-00     4,793.46
RI-DEPARTMENT OF LABOR & TRAIN      446-00        644.21
RIDGMAR MALL/SHOPCO 129 LP          484-00         61.83
RIDGMAR MALL/SHOPCO 129 LP          541-00         61.83
RIEGEL, JEREAN E                    3172-11         0.00
RIEGEL, JEREAN E                    3172-12         0.00
RILEY, JAMIE R                      4017-11       600.00
RILEY, WILLIE                       1450-07         0.00
RILEY, WILLIE                       1450-11         0.00
RI-TAXATION DEPT                    103-00        750.00
RIVER OAKS CENTER                   2188-00   102,216.60
RIVER OAKS CENTER                   2191-00    92,297.28
RIVER RIDGE MALL LTD                2036-00     1,907.55
RIVERA PEREZ, JOSELYN M             933-11        300.00
RIVERA, JESSICA                     924-00      2,296.00
RMS INVESTMENT CORP/PARMATOWN       125-00        702.14
RMS INVESTMENT CORP/PARMATOWN       127-00      1,608.65
ROACH, SYLVIA L                     3918-00         0.00
ROBBINS, LEONA                      1855-11         0.00
ROBBINS, LEONA                      1855-12         0.00
ROBBINS, LEONA                      3560-08    14,450.88
ROBERT FOTSCH                       3651-00         0.00
ROBERTS, FORREST                    1280-07         0.00
ROBERTS, FORREST                    1280-11         0.00
ROBERTS, LELA                       2703-07         0.00
ROBERTS, LELA                       2703-11         0.00
ROBERTS, LORA D                     3718-00         0.00
ROBERTS, TERRY                      1978-06   181,999.92
ROBERTS, TERRY                      4224-00   181,999.92
ROBERTS, WILLIAM K                  2785-07         0.00
ROBERTS, WILLIAM K                  2785-11         0.00
ROBERTSON, NANCY      S             1861-07         0.00
ROBERTSON, NANCY      S             1861-11         0.00
ROBINETT,EMERY                      3831-00     5,000.00
ROBINETT,EMERY                      3969-00     5,000.00
ROBINSON, FRED                      1308-07         0.00
ROBINSON, FRED                      1308-11         0.00
ROBINSON, JAMES A                   2829-11         0.00
ROBINSON, JAMES A                   2829-12         0.00
ROBINSON, JAMES A                   925-11     14,250.00
ROBINSON, RONALD                    1678-07       400.00
ROBINSON, RONALD                    1678-11         0.00
ROBINSON, RONALD                    1688-07         0.00
ROBINSON, RONALD                    1688-11         0.00
ROBINSON, RONALD L                  1697-07       400.00
ROCCO, VINCENT A                    1392-07         0.00
ROCCO, VINCENT A                    1392-11         0.00
ROCKAWAY CONVENIENCE CENTER         2993-00    67,022.88

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
RODEN, DAVID L                      1685-07         0.00
RODEN, DAVID L                      1685-11         0.00
RODGERS, ROBERT J                   1340-07         0.00
RODGERS, ROBERT J                   1340-11         0.00
RODRIGUEZ, ARNALDO                  2702-07         0.00
RODRIGUEZ, ARNALDO                  2702-11         0.00
RODRIGUEZ-MATOS, NELSON             2842-00     1,168.44
ROGERS, AMADO L                     2174-11         0.00
ROGERS, JEROME J                    1843-07         0.00
ROGERS, JEROME J                    1843-11         0.00
ROHLFING, GLENN                     1253-07         0.00
ROHLFING, GLENN                     1253-11         0.00
RONIS BROS                          3559-00       664.03
ROOSEVELT FIELD MALL                4101-00       668.83
ROOSEVELT FIELD MALL                4191-00       668.83
ROSEN, BEVERLY                      1219-07         0.00
ROSEN, BEVERLY                      1219-11         0.00
ROSEN, ED                           1651-00    67,514.00
ROSEN, EDWARD                       2784-07         0.00
ROSEN, EDWARD                       2784-11         0.00
ROSEN, MARVIN & BARBARA             522-00      5,418.00
ROSEN, MARVIN & BARBARA             523-00      5,418.00
ROSEN, MARVIN & BARBARA             595-00          0.00
ROSEN, WILBERT                      2783-07         0.00
ROSEN, WILBERT                      2783-11         0.00
ROSENKER, ALVIN                     1643-07         0.00
ROSENKER, ALVIN                     1643-11         0.00
ROSENTHAL & ROSENTHAL               34-00       4,579.20
ROSE'S ALTERATIONS                  3165-00       798.00
ROSS, JEANETTE                      2701-07         0.00
ROSS, JEANETTE                      2701-11         0.00
ROSSBACH, JAN                       1259-07         0.00
ROSSBACH, JAN                       1259-11         0.00
ROSSBACH, JAN                       1259-12         0.00
ROTH, STANLEY H                     1801-07         0.00
ROTH, STANLEY H                     1801-11         0.00
ROTH, STANLEY H                     1801-12         0.00
ROTHMAN, CECELIA                    2424-07         0.00
ROTHMAN, CECELIA                    2424-11         0.00
ROTHMAN, CECELIA                    2424-12         0.00
ROUND ROCK ISD                      4323-00     1,045.41
ROUSE JACKSONVILLE INC              587-00      6,958.84
ROWANE, ROY A                       2100-01     6,084.00
ROWANE, ROY A                       2100-04     3,560.00
ROWANE, ROY A                       2100-05     7,020.00
ROWANE, ROY A                       2100-11       702.00
ROWE, TIMOTHY J                     3926-11       148.50
RREEF USA FUNDS-III/BAYBROOK M      368-00      6,149.73
RUBERO-MARTINEZ, ANTONIO            3141-00   200,000.00
RUBERO-MARTINEZ, ANTONIO            3607-00   200,000.00
RUBIN LEVE TTEE                     3156-00     7,103.25

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
RUDOLPH, BLANCHE                    1684-07         0.00
RUDOLPH, BLANCHE                    1684-11         0.00
RUDOLPH, BLANCHE                    1684-12         0.00
RUIZ FIALLO, MARIO &                345-00    560,000.00
SABEY CORPORATION                   2587-00         0.00
SACHS, ALAN A                       1881-00    52,383.00
SACHS, ALAN A                       2438-00         0.00
SACHS, ALAN A                       3940-12         0.00
SACHS, ALAN A                       3940-13         0.00
SACHS, ALAN A                       4226-00         0.00
SACKS, RUTH                         2781-07         0.00
SACKS, RUTH                         2781-11         0.00
SACKS, RUTH                         2781-12         0.00
SACRAMENTO COUNTY SHERIFF'S DE      3564-00       450.00
SADRIPOUR, SAHEL C                  1735-00       750.00
SAFE & SOUND ARMED COURIER INC      664-00     14,505.84
SALAZAR, BETTY J                    2453-11     4,000.00
SAN DIEGO METROPOLITAN MAGAZIN      1066-00     3,740.00
SAN MALL LLC  - ALMEDA MALL         143-00     11,057.13
SAN MALL LLC  - ALMEDA MALL         152-00        374.53
SAN MALL LLC  - ALMEDA MALL         156-00        859.75
SAN MALL LLC  - ALMEDA MALL         653-01     35,044.84
SAN MALL LLC -  NORTHWEST MALL      149-00      7,696.11
SAN MALL LLC -  NORTHWEST MALL      159-00      1,035.88
SAN MALL LLC -  NORTHWEST MALL      164-00     10,053.35
SANDOVAL, CONCEPCION                2156-00         0.00
SANDOVAL, CONCEPCION                2157-00         0.00
SANDUSKY MALL COMPANY               852-00     49,329.55
SANDUSKY MALL COMPANY               853-00      4,451.99
SANDUSKY MALL COMPANY               854-00        248.22
SANGERTOWN SQUARE                   2332-00     2,608.02
SANSABELT                           33-00      49,504.88
SANSABELT                           873-00     24,830.72
SANSBERRY, BRADYE I                 730-11      1,316.27
SANTIAGO, KRISTIE M                 3737-11         0.00
SANTIAGO, ZULMA                     2825-11     3,080.00
SANTOS, VIOLA M                     1535-07         0.00
SANTOS, VIOLA M                     1535-11         0.00
SANTOS, VIOLA M                     1535-12         0.00
SAPIENZA, FRANK                     1500-07         0.00
SAPIENZA, FRANK                     1500-11         0.00
SAPIENZA, FRANK                     1500-12         0.00
SAPIENZA, FRANK                     2673-07         0.00
SAPIENZA, FRANK                     2673-11         0.00
SAPIENZA, FRANK                     2673-12         0.00
SARASOTA MALL CORPORATION           2871-00         0.00
SARASOTA SQUARE                     3051-00         0.00
SARGENT, FRANK                      1314-07         0.00
SARGENT, FRANK                      1314-11         0.00
SARGENT, FRANK                      1314-12         0.00
SARTORI                             3507-00       829.20

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
SAVAGE, GEORGE                      2135-00    51,046.00
SAVANNAH ELECTRIC AND POWER CO      116-00        423.78
SAVANNAH ELECTRIC AND POWER CO      318-00        989.71
SAVANNAH TEACHERS PROPERTIES I      1710-00     1,996.52
SAXONY                              825-00      1,407.25
SAYLES, TOM                         2822-07         0.00
SAYLES, TOM                         2822-11         0.00
SAYLES, TOM                         2822-12         0.00
SCALIA, FRANK                       1406-07         0.00
SCALIA, FRANK                       1406-11         0.00
SCALIA, FRANK                       1406-12         0.00
SCALIA, FRANK OR MARILOU            1405-07         0.00
SCALIA, FRANK OR MARILOU            1405-11         0.00
SCALIA, FRANK OR MARILOU            1405-12         0.00
SC-DEPARTENT OF REVENUE             461-00      1,823.93
SC-FLORENCE COUNTY TREASURER        3546-00       902.79
SC-GREENVILLE CO TAX COLLECTOR      3568-00     1,156.45
SCHAFER, MARION RUTH                1638-07         0.00
SCHAFER, MARION RUTH                1638-11         0.00
SCHAFER, MARION RUTH                1638-12         0.00
SCHAFER, MICHAEL                    1901-02    29,166.65
SCHAFER, MICHAEL                    1901-04    30,000.00
SCHAFER, MICHAEL                    1901-05    60,000.00
SCHAFER, MICHAEL                    1901-11     5,384.60
SCHAFER, MICHAEL                    1901-12     5,384.60
SCHALK, LAURA                       2699-07         0.00
SCHALK, LAURA                       2699-11         0.00
SCHALK, LAURA                       2699-12         0.00
SCHEER, MARY                        1234-07         0.00
SCHEER, MARY                        1234-11         0.00
SCHEER, MARY                        1234-12         0.00
SCHEER, MARY                        3727-07         0.00
SCHEER, MARY                        3727-11         0.00
SCHEER, MARY                        3727-12         0.00
SCHEMKES, RUSSELL                   2698-07         0.00
SCHEMKES, RUSSELL                   2698-11         0.00
SCHEMKES, RUSSELL                   2698-12         0.00
SCHIEBER, EVELYN                    3020-07         0.00
SCHIEBER, EVELYN                    3020-11         0.00
SCHIEBER, EVELYN                    3020-12         0.00
SCHILLER, FRED                      2113-07         0.00
SCHILLER, FRED                      2113-11         0.00
SCHILLER, FRED                      2113-12         0.00
SCHLAIKJER, MARGARET                1962-07         0.00
SCHLAIKJER, MARGARET                1962-11         0.00
SCHLAIKJER, MARGARET                1962-12         0.00
SCHLESINGER, MARVIN                 1349-07         0.00
SCHLESINGER, MARVIN                 1349-11         0.00
SCHLESINGER, MARVIN                 1349-12         0.00
SCHULTZ, RALPH                      1277-07         0.00
SCHULTZ, RALPH                      1277-11         0.00

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
SCHULTZ, RALPH                      1277-12         0.00
SCHUMERT, JUNE                      1510-07         0.00
SCHUMERT, JUNE                      1510-11         0.00
SCHUMERT, JUNE                      1510-12         0.00
SCHWAGERL, JAMES                    1859-11         0.00
SCHWAGERL, JAMES                    1859-12         0.00
SCHWARTZ, ALLAN                     1459-07         0.00
SCHWARTZ, ALLAN                     1459-11         0.00
SCHWARTZ, ALLAN                     1459-12         0.00
SCOTINO, JUANITA S                  2697-07         0.00
SCOTINO, JUANITA S                  2697-11         0.00
SCOTINO, JUANITA S                  2697-12         0.00
SCOTT, HAROLD                       2696-11         0.00
SCOTT, HAROLD                       2696-12         0.00
SCOTT, KEITH W                      1776-04    10,000.00
SCOTT, KEITH W                      1776-05    20,000.00
SCOTT, KEITH W                      1776-12     3,333.00
SCOTTSDALE FASHION SQUARE           2627-00       525.51
SEARS, TROY H                       3785-00       468.00
SEA-TAC MALL ASSOCIATES             2615-00     1,000.00
SEATTLE PACIFIC INDUSTRIES          73-00     170,843.50
SEBAGO,  INC                        71-00      14,265.22
SELLERS, WALTER B                   1485-07         0.00
SELLERS, WALTER B                   1485-11         0.00
SELLERS, WALTER B                   1485-12         0.00
SEMINOLE TOWNE CENTER L/P           2223-00   291,781.80
SERVERIAN, ANNA                     1221-07         0.00
SERVERIAN, ANNA                     1221-11         0.00
SERVERIAN, ANNA                     1221-12         0.00
SERVERIAN, ANNA                     2149-07         0.00
SERVERIAN, ANNA                     2149-11         0.00
SETZER, MELBA                       1717-07         0.00
SETZER, MELBA                       1717-11         0.00
SETZER, MELBA                       1717-12         0.00
SHANE, MARCELLA                     2913-00         0.00
SHANKER, MAYER                      1227-07         0.00
SHANKER, MAYER                      1227-11         0.00
SHANKER, MAYER                      1227-12         0.00
SHANNONS ACCESSORIES                60-00       6,400.00
SHAPAKA, PHILIP                     2591-07         0.00
SHAPAKA, PHILIP                     2591-11         0.00
SHAPAKA, PHILIP                     2591-12         0.00
SHAW, SUZANNE M                     2133-04    12,456.00
SHAW, SUZANNE M                     2133-11     1,038.00
SHEA, KEVIN R                       802-00        500.00
SHEEHAN, MARY E                     1346-00         0.00
SHELKER, ROBERT A                   2695-07         0.00
SHELKER, ROBERT A                   2695-11         0.00
SHELKER, ROBERT A                   2695-12         0.00
SHER LANE                           2623-00         0.00
SHER LANE                           2624-00         0.00

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
SHERMAN ALLAN                       3925-07         0.00
SHERMAN ALLAN                       3925-11         0.00
SHERMAN, ALLAN K                    3144-00         0.00
SHERMAN, ALLAN K                    3968-07         0.00
SHERMAN, ALLAN K                    3968-11         0.00
SHERMAN, ALLAN K                    3968-12         0.00
SHIPLEY, LILLIAN                    1449-07         0.00
SHIPLEY, LILLIAN                    1449-11         0.00
SHIPLEY, LILLIAN                    1449-12         0.00
SHIRAI, JANET T                     1732-07         0.00
SHIRAI, JANET T                     1732-11         0.00
SHIRAI, JANET T                     1732-12         0.00
SHOPE, KIMBRA K                     3959-11     1,000.00
SHRIVER, JOANN                      1245-07         0.00
SHRIVER, JOANN                      1245-11         0.00
SHRIVER, JOANN                      1245-12         0.00
SHURGARD OF POTOMAC MILLS           109-00        187.11
SIDNEY RICH ASSOC, INC              55-00      58,559.04
SIEFERT, DOROTHY                    2694-07         0.00
SIEFERT, DOROTHY                    2694-11         0.00
SIEFERT, DOROTHY                    2694-12         0.00
SIKES SENTER-URBAN RETAIL PROP      2893-00    50,005.02
SIKES SENTER-URBAN RETAIL PROP      2897-00    38,132.30
SIKES SENTER-URBAN RETAIL PROP      3055-00    38,132.30
SIKES SENTER-URBAN RETAIL PROP      3062-00    38,132.30
SILLS CUMMIS ZUCKERMAN RADIN        1784-00   118,979.89
SIMMONS BOBO, TYREE L               3992-11       300.00
SIMMONS, VALMYR                     1895-00         0.00
SIMON PROPERTY GROUP (TX) LP        4038-00 2,000,000.00
SIMPSON, BESSIE                     1967-07         0.00
SIMPSON, BESSIE                     1967-11         0.00
SIMPSON, BESSIE                     1967-12         0.00
SINKLER, TASHEENA D                 3931-11         0.00
SINKLER, TASHEENA D                 3931-12         0.00
SIRABELLA, TARA M                   2155-11         0.00
SL GILBERT CO                       3647-00    13,125.48
SMALL, SHARON D                     3981-00         0.00
SMART SET GLOVES                    32-00       7,731.44
SMITH, BURL                         1458-07         0.00
SMITH, BURL                         1458-11         0.00
SMITH, BURL                         1458-12         0.00
SMITH, DONALD R                     1264-07         0.00
SMITH, DONALD R                     1264-11         0.00
SMITH, DONALD R                     1264-12         0.00
SMITH, JUDITH                       2827-07         0.00
SMITH, JUDITH                       2827-11         0.00
SMITH, JUDITH                       2827-12         0.00
SMITH, LORENZO C                    2075-01     3,200.00
SMITH, LORENZO C                    2075-04     2,000.00
SMITH, LORENZO C                    2075-05     4,000.00
SMITH, LORENZO C                    2075-11       816.00

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
SMITH, MANDI                        3756-11       400.00
SMITH, ROBERT                       1541-07         0.00
SMITH, ROBERT                       1541-11         0.00
SMITH, ROBERT                       1541-12         0.00
SMITH, WILLIAM                      1388-07         0.00
SMITH, WILLIAM                      1388-11         0.00
SMITH, WILLIAM                      1388-12         0.00
SMITH,CATALINA                      1452-11     3,000.00
SMITH-SCHOLLE, OLIVIA               1303-07         0.00
SMITH-SCHOLLE, OLIVIA               1303-11         0.00
SMITH-SCHOLLE, OLIVIA               1303-12         0.00
SOABAR SYSTEMS (HK) LTD             3222-00    48,044.73
SOFTWORKS, INC                      780-00     14,000.00
SOLDANELS, ANTON P                  3200-11     1,600.00
SOLDANELS, ANTON P                  3200-12     2,130.00
SOLMINE,SANDRA                      3473-00       250.00
SOPARK LIMITED PARTNERSHIP          1145-00         0.00
SOPARK LIMITED PARTNERSHIP          1146-00         0.00
SOTO MARTINEZ,VENALIZ               939-00     42,000.00
SOTO, JOAQUIN                       1806-07         0.00
SOTO, JOAQUIN                       1806-11         0.00
SOTO, JOAQUIN                       1806-12         0.00
SOTOMAYOR, LUIS                     3851-11     1,311.96
SOUDERS, THELMA                     1830-07         0.00
SOUDERS, THELMA                     1830-11         0.00
SOUDERS, THELMA                     1830-12         0.00
SOUTH COUNTY VENTURE PLAZA          1649-00     9,838.73
SOUTH PARK MALL (IL)                2220-00   205,056.96
SOUTH PARK MALL (IL)                2221-00     2,077.97
SOUTH PARK MALL (IL)                4100-00       309.54
SOUTH PARK MALL (IL)                4193-00       309.54
SOUTH PARK MALL (LA)                2222-00   330,532.57
SOUTH SHORE PLAZA                   2218-00 1,874,470.08
SOUTH SIDE ROOFING                  1845-00     7,824.00
SOUTH SIDE ROOFING                  672-00      8,184.00
SOUTH SQUARE MALL                   1059-00    46,100.10
SOUTHERN CALIFORNIA EDISON          3228-00    58,074.28
SOUTHERN CALIFORNIA EDISON          4138-00     5,825.54
SOUTHLAKE MALL LLC                  1184-00   125,284.92
SOUTHLAND JOINT VENTURE             1135-00       510.90
SOUTHLAND JOINT VENTURE             4292-00       104.22
SOUTHLAND MALL SHOPPING CENTER      467-02      2,820.92
SOUTHRIDGE MALL-N/S ASSOCIATES      2868-00         0.00
SOUTHRIDGE MALL-N/S ASSOCIATES      2892-00   131,382.03
SOUTHRIDGE MALL-N/S ASSOCIATES      3061-00   131,382.03
SOUTHRIDGE MALL-N/S ASSOCIATES      3064-00       114.83
SPANGLER, CLYDE M JR                2693-00         0.00
SPANN, RICHARD                      1439-07         0.00
SPANN, RICHARD                      1439-11         0.00
SPANN, RICHARD                      1439-12         0.00
SPANN, RICHARD                      2945-07         0.00

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
SPANN, RICHARD                      2945-11         0.00
SPARKS, ERIC A                      943-11        247.50
SPAULDING, MARKEETA T               4115-00         0.00
SPERLING, TYRONE A                  3486-11         0.00
SPIGEL PROPERTIES LAREDO, INC       3688-00       225.36
SPINA, CHRIS R                      3783-00     1,100.00
SPOONTIQUES INC                     892-00      2,704.58
SPORTAILOR INC                      1256-00     7,984.00
SPORTAILOR INC                      3526-00     7,984.00
SPORTS ARENA S/C LLC                3455-00         0.00
SPOTSYLVANIA MALL COMPANY           2540-00    13,000.00
SPRINGER, RICHARD                   2692-07         0.00
SPRINGER, RICHARD                   2692-11         0.00
SPRINGER, RICHARD                   2692-12         0.00
SPRINT PCS                          1807-00     1,462.43
SPRINT PCS                          2940-00     1,462.43
SPRUIEL, JESSE                      1250-07         0.00
SPRUIEL, JESSE                      1250-11         0.00
SPRUIEL, JESSE                      1250-12         0.00
SPRUIEL, JESSE                      2780-07         0.00
SPRUIEL, JESSE                      2780-11         0.00
SPRUIEL, JESSE                      2780-12         0.00
ST CHARLES TOWNE CENTER             2216-00 3,780,184.68
ST LOUIS CENTRE                     4103-00       745.47
ST LOUIS CENTRE                     4192-00       745.47
ST LOUIS CENTRE                     428-00     28,254.36
ST LOUIS CENTRE                     430-00    (1,511.47)
ST LOUIS CENTRE                     431-00     30,390.84
ST MICHAEL STRATEGIES               1632-00    17,800.00
ST. CLAIR, VIOLET                   3604-07         0.00
ST. CLAIR, VIOLET                   3604-11         0.00
ST. CLAIR, VIOLET                   3604-12         0.00
STAGG, SABRINA L                    3893-11        40.00
STAMPS, MARCELLA                    1258-07         0.00
STAMPS, MARCELLA                    1258-11         0.00
STAMPS, MARCELLA                    1258-12         0.00
STARMER, GEORGE                     2021-07         0.00
STARMER, GEORGE                     2021-11         0.00
STARMER, GEORGE                     2021-12         0.00
STATE STREET BANK & TRUST           1728-00         0.00
STATE STREET BANK & TRUST           1729-00    55,000.00
STATEN ISLAND MALL                  1554-00       465.42
STAVIS, STANLEY S                   3544-00         0.00
STECK, DIANNE                       1700-07         0.00
STECK, DIANNE                       1700-11         0.00
STECK, DIANNE                       1700-12         0.00
STEFFES, JULIE A                    614-11        210.00
STEIDEMANN, BETTE                   3536-00         0.00
STEIDEMANN, ERWIN W                 3537-00         0.00
STEPNER, OSCAR                      1523-07         0.00
STEPNER, OSCAR                      1523-11         0.00

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
STEPNER, OSCAR                      1523-12         0.00
STEVE MADDEN LTD                    44-00      25,344.00
STEVEN ADLER                        1668-00    79,125.00
STEVENS, DEJUAII A                  3553-00         0.00
STEWART, DEANE M                    2067-07         0.00
STEWART, DEANE M                    2067-11         0.00
STEWART, DEANE M                    2067-12         0.00
STEWART, PHYLLIS R                  4003-00     2,000.00
STILLWATER SALES, INC               3319-00    65,529.08
STOKES, LATOYA P                    3642-11        15.94
STOKES, LORINE                      1432-07         0.00
STOKES, LORINE                      1432-11         0.00
STOKES, LORINE                      1432-12         0.00
STOKES, ROBERT E JR                 1433-07         0.00
STOKES, ROBERT E JR                 1433-11         0.00
STOKES, ROBERT E JR                 1433-12         0.00
STONE, VONCILE                      1705-11     3,500.00
STONEWOOD CENTER LTD                2050-00    53,996.66
STRATFORD SQ/URBAN RETAIL PROP      2869-00         0.00
STRATFORD SQ/URBAN RETAIL PROP      2900-00    25,853.05
STRATFORD SQ/URBAN RETAIL PROP      3047-00         0.00
STRATFORD SQ/URBAN RETAIL PROP      3057-00    25,853.05
STRATFORD SQ/URBAN RETAIL PROP      3059-00    25,853.05
STRATFORD SQ/URBAN RETAIL PROP      3060-00    63,709.70
STRATFORD SQ/URBAN RETAIL PROP      3218-00    25,853.05
STREBLER, LOUISE                    1694-07         0.00
STREBLER, LOUISE                    1694-11         0.00
STRIMEL, LEON P                     2770-07         0.00
STRIMEL, LEON P                     2770-11         0.00
STRIMEL, LEON P                     2770-12         0.00
STROPUS, ANTHONY                    2060-07         0.00
STROPUS, ANTHONY                    2060-11         0.00
STROPUS, ANTHONY                    2060-12         0.00
SUAREZ, ALBERT                      2454-11         0.00
SULLIVAN, MAUREEN                   1417-00     1,961.55
SUMMERS, JANET                      2121-00    38,562.69
SUMMERS, JANET                      3995-01     2,600.00
SUMMERS, JANET                      3995-02     2,600.00
SUMMERS, JANET                      3995-04    10,500.00
SUMMERS, JANET                      3995-05    21,000.00
SUMMERS, JANET                      3995-11    15,360.00
SUMMERS, JANET                      3995-12     2,070.00
SUMMERS, JANET                      3995-13    10,070.00
SUMMERS, JANET                      3995-14     2,995.00
SUMMERS, JANET                      3995-15     3,089.66
SUMMIT CENTER LP                    2619-00    23,000.00
SUMMIT CENTER LP                    3541-00    23,000.00
SUNGOLD EYEWEAR INC                 1590-00    79,111.71
SUNGOLD EYEWEAR INC                 66-00      80,954.73
SUNNYVALE LLC                       1062-00       957.10
SUNRISE MALL ASSOC & CORDANO        478-00      4,294.81

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
SUNRISE MALL ASSOC & CORDANO        479-00        912.18
SUNRISE MALL LIMITED PRNTRSHI       2047-00    37,535.00
SUPAK, MILAN F                      1487-07         0.00
SUPAK, MILAN F                      1487-11         0.00
SUPAK, MILAN F                      1487-12         0.00
SUPER TRADER INC                    41-00       7,620.00
SUPER TRADER INC                    42-00      16,500.00
SURNEY, MICHELLE                    882-11          0.00
SWAIN, SHALONDA M                   3952-11     2,000.00
SYBASE, INC                         2038-00     4,629.31
SYD LEVETHAN SHOES INC              45-00       6,302.50
TALARICO, EUGENE                    3190-00   300,000.00
TALBOT, ALISON                      1882-02    62,000.00
TALBOT, ALISON                      1882-04    90,000.00
TALBOT, ALISON                      1882-12    13,000.00
TALBOT, ALISON                      2385-11         0.00
TALBOT, ALISON                      2385-12         0.00
TALBOT, ALISON                      3941-00         0.00
TALCOFF, HERBERT M                  1094-07         0.00
TALCOFF, HERBERT M                  1094-11         0.00
TALCOFF, HERBERT M                  1094-12         0.00
TATE, TRUDIE R                      1892-00         0.00
TAYLOR, JAMES                       2691-07         0.00
TAYLOR, JAMES                       2691-11         0.00
TAYLOR, JAMES                       2691-12         0.00
TAYLOR, WILLIAM W                   1078-11    15,000.00
TEALER, EDDIE                       1814-07         0.00
TEALER, EDDIE                       1814-11         0.00
TEALER, EDDIE                       1814-12         0.00
TEALER, EDDIE                       2808-07         0.00
TEALER, EDDIE                       2808-11         0.00
TEALER, EDDIE                       2808-12         0.00
TECH ELECTRONICS, INC               2166-00         0.00
TELANDER, JOHN B                    1642-07         0.00
TELANDER, JOHN B                    1642-11         0.00
TELANDER, JOHN B                    1642-12         0.00
TEPPER, DOLORES                     1232-07         0.00
TEPPER, DOLORES                     1232-11         0.00
TEPPER, DOLORES                     1232-12         0.00
TERRY, LESTER                       3689-07         0.00
TERRY, LESTER                       3689-11         0.00
TERRY, LESTER                       3689-12         0.00
THE NEW 5-7-9- & BEYOND, INC.       4016-00   143,008.99
THEBEAU, JAMES                      1888-00         0.00
THEISMANN, PAMELA                   2120-02     7,137.00
THEISMANN, PAMELA                   2120-04     7,686.00
THEISMANN, PAMELA                   2120-11     1,647.00
THEISMANN, PAMELA                   2120-12     2,196.00
THOMPKINS, KAREN L                  841-00     25,268.87
THORNE, JAMES D                     2690-07         0.00
THORNE, JAMES D                     2690-11         0.00

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
THORNE, JAMES D                     2690-12         0.00
THORNTON, RANDOLPH                  2052-00         0.00
TIRADO, BELEM B                     2947-00       337.00
TMG APPAREL INC/ENDO NY             437-00     46,861.56
TN-CITY OF KNOXVILLE                1368-00       157.35
TN-CITY OF KNOXVILLE                1369-00       222.41
TN-DEPARTMENT OF REVENUE            1999-00    60,628.09
TN-DEPARTMENT OF REVENUE            2000-00     5,544.13
TN-DEPARTMENT OF REVENUE            547-00     54,112.19
TN-MONTGOMERY COUNTY                306-00         21.00
TN-MONTGOMERY COUNTY                3393-00        21.00
TN-SHELBY COUNTY TRUSTEE            543-00        142.96
TN-WILLIAMSON COUNTY                297-00         40.65
TN-WILLIAMSON COUNTY                298-00         55.08
TN-WILLIAMSON COUNTY                299-00         43.81
TOCKMAN, CHARLES                    1822-07         0.00
TOCKMAN, CHARLES                    1822-11         0.00
TOCKMAN, CHARLES                    1822-12         0.00
TOCZYLOWSKI, HELEN                  1261-07         0.00
TOCZYLOWSKI, HELEN                  1261-11         0.00
TOCZYLOWSKI, HELEN                  1261-12         0.00
TOLEDO, TERESA                      1262-11       300.00
TONTY, MONICA L                     3599-00         0.00
TORRES, ILKA                        1282-00       400.00
TORRES, LISSETTE                    883-00         51.50
TOWER PLACE MALL                    1046-00    12,392.48
TOWNE EAST MALL                     2209-00   182,046.36
TOWNE EAST MALL                     2211-00   261,974.64
TOWNE EAST MALL                     2212-00     2,572.73
TOWNSEND, JENETTA                   1442-00         0.00
TOWNSEND, JENETTA                   2520-07         0.00
TOWNSEND, JENETTA                   2520-11         0.00
TOWSON TC LLC                       533-00    112,792.46
TRADE WINDS IMPORTING CO            618-00     12,470.22
TRANS WORLD AIRLINES                254-00     20,702.09
TRANSGLOBAL APPAREL GROUP INC       57-00      86,240.00
TRAVELERS CASUALTY & SURETY CO      2425-00         0.00
TRAVELERS CASUALTY & SURETY CO      2426-00         0.00
TRAVELERS CASUALTY & SURETY CO      2427-00         0.00
TRAVELERS CASUALTY & SURETY CO      2428-00         0.00
TRAVELERS CASUALTY & SURETY CO      2429-00         0.00
TRAVELERS CASUALTY & SURETY CO      2430-00         0.00
TRAVELERS CASUALTY & SURETY CO      2431-00         0.00
TRAVELERS CASUALTY & SURETY CO      2432-00         0.00
TRAVELERS CASUALTY & SURETY CO      2433-00         0.00
TRAVELERS CASUALTY & SURETY CO      2434-00         0.00
TRAVELERS CASUALTY & SURETY CO      2435-00         0.00
TRAVELERS CASUALTY & SURETY CO      2436-00         0.00
TRAVELERS CASUALTY & SURETY CO      2437-00         0.00
TRAVELERS CASUALTY & SURETY CO      2439-00         0.00
TRAVELERS CASUALTY & SURETY CO      2440-00         0.00

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
TRAVELERS CASUALTY & SURETY CO      2441-00         0.00
TRAVELERS CASUALTY & SURETY CO      2442-00         0.00
TRAVELERS CASUALTY & SURETY CO      2443-00         0.00
TRAVELERS CASUALTY & SURETY CO      2444-00         0.00
TRAVELERS CASUALTY & SURETY CO      2445-00         0.00
TRAVELERS CASUALTY & SURETY CO      2446-00         0.00
TRAVELERS CASUALTY & SURETY CO      2565-00         0.00
TRAVELERS CASUALTY & SURETY CO      2566-00         0.00
TRAVELERS CASUALTY & SURETY CO      2567-00         0.00
TRAVELERS CASUALTY & SURETY CO      2569-00         0.00
TRAVELERS CASUALTY & SURETY CO      2570-00         0.00
TRAVELERS CASUALTY & SURETY CO      2571-00         0.00
TRAVELERS CASUALTY & SURETY CO      2575-00         0.00
TRAVELERS CASUALTY & SURETY CO      2582-00         0.00
TRAVELERS CASUALTY & SURETY CO      2583-00         0.00
TRAVELERS CASUALTY & SURETY CO      3065-00         0.00
TRAVELERS CASUALTY & SURETY CO      3066-00         0.00
TRAVELERS CASUALTY & SURETY CO      3067-00         0.00
TRAVELERS CASUALTY & SURETY CO      3068-00         0.00
TRAVELERS CASUALTY & SURETY CO      3069-00         0.00
TRAVELERS CASUALTY & SURETY CO      3070-00         0.00
TRAVELERS CASUALTY & SURETY CO      3071-00         0.00
TRAVELERS CASUALTY & SURETY CO      3072-00         0.00
TRAVELERS CASUALTY & SURETY CO      3073-00         0.00
TRAVELERS CASUALTY & SURETY CO      3074-00         0.00
TRAVELERS CASUALTY & SURETY CO      3075-00         0.00
TRAVELERS CASUALTY & SURETY CO      3076-00         0.00
TRAVELERS CASUALTY & SURETY CO      3077-00         0.00
TRAVELERS CASUALTY & SURETY CO      3078-00         0.00
TRAVELERS CASUALTY & SURETY CO      3079-00         0.00
TRAVELERS CASUALTY & SURETY CO      3080-00         0.00
TRAVELERS CASUALTY & SURETY CO      3081-00         0.00
TRAVELERS CASUALTY & SURETY CO      3082-00         0.00
TRAVELERS CASUALTY & SURETY CO      3083-00         0.00
TRAVELERS CASUALTY & SURETY CO      3084-00         0.00
TRAVELERS CASUALTY & SURETY CO      3085-00         0.00
TRAVIS, JAMES                       1890-07    90,000.00
TRAVIS, JAMES                       1890-11         0.00
TRAVIS, JAMES H                     1415-07         0.00
TRAVIS, JAMES H                     1415-11         0.00
TRI-CENTRES ASSOCIATES              2617-00     2,000.00
TROST, MARDELLE L                   3134-00         0.00
TROST, MARDELLE L                   3600-11         0.00
TRST EL PASO, INC.                  1953-00     3,889.02
TRST EL PASO, INC.                  3632-00   183,040.66
TRUSTY III, MAURICE                 1305-07         0.00
TRUSTY III, MAURICE                 1305-11         0.00
TRUSTY, MARTHA N                    1276-07         0.00
TRUSTY, MARTHA N                    1276-11         0.00
TRUSTY, MARTHA N                    3472-07         0.00
TRUSTY, MARTHA N                    3472-11     4,000.00

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
TUCCI SEGRETE & ROSEN CONSULTA      657-00     29,399.92
TURIANO DERAMOS                     615-11      3,785.00
TURNER, ROY H                       2779-00         0.00
TURNER, SCOTT M                     2106-00     1,800.00
TUSMAN, STANLEY K                   1976-06   147,000.00
TUSMAN, STANLEY K                   4225-00   147,000.00
TUSTIN SQUARES                      2602-00    32,702.47
TUTU PARK LIMITED                   2836-02       850.27
TWELVE OAKS MALL LP                 3041-00     4,078.51
TWO LIPS SHOE CO                    3188-00    13,440.00
TX-ALDINE ISD                       310-00      5,353.10
TX-ALDINE ISD                       3994-01     5,338.03
TX-ALDINE ISD                       510-00      5,353.10
TX-ALIEF I S D                      1752-00     2,971.41
TX-ALIEF I S D                      3665-00     2,867.37
TX-ANGELINA COUNTY                  223-00        564.75
TX-ARLINGTON I.S.D.                 3962-00     8,637.57
TX-ARLINGTON I.S.D.                 4000-00     8,637.57
TX-BELL COUNTY                      174-00      1,415.38
TX-BELL COUNTY                      3436-00     1,528.61
TX-BEXAR COUNTY TAX COLLECTOR       3225-00    37,823.88
TX-BEXAR COUNTY TAX COLLECTOR       75-00      32,688.15
TX-BOWIE COUNTY                     175-00      1,454.76
TX-BOWIE COUNTY                     3434-00     1,571.14
TX-BRAZOS COUNTY                    173-00      2,463.09
TX-BRAZOS COUNTY                    3433-00     2,660.10
TX-BROWNSVILLE ISD TAX OFFICE       224-00      3,233.79
TX-BROWNSVILLE ISD TAX OFFICE       3365-00     3,589.88
TX-CAMERON COUNTY                   221-00     16,802.73
TX-CAMERON COUNTY                   3321-00     2,355.75
TX-CAMERON COUNTY                   3363-00     2,355.75
TX-CITY OF ARLINGTON                96-00       2,279.49
TX-CITY OF DALLAS/DISD              178-00     67,624.39
TX-CITY OF DALLAS/DISD              179-00        953.55
TX-CITY OF DALLAS/DISD              189-00     75,647.09
TX-CITY OF DALLAS/DISD              2936-00    72,438.99
TX-CITY OF EL PASO                  209-00     42,442.48
TX-CITY OF EL PASO                  210-00     47,534.43
TX-CITY OF EL PASO                  3356-00    41,197.10
TX-CITY OF FORT WORTH               366-00      3,849.07
TX-CITY OF FORT WORTH               367-00      1,884.33
TX-CITY OF FORT WORTH               3953-00     3,617.25
TX-CITY OF FORT WORTH               3954-00     1,206.45
TX-CITY OF HURST                    3963-00     1,206.43
TX-CITY OF HURST                    3999-00     1,206.43
TX-CITY OF MESQUITE                 358-00        812.72
TX-CITY OF MESQUITE                 359-00      2,032.65
TX-CITY OF MESQUITE                 360-00      2,255.50
TX-CITY OF MESQUITE                 364-00      3,280.91
TX-CITY OF RICHARDSON               498-00         87.08
TX-CLEAR CREEK ISD                  1753-00     5,674.96

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
TX-CLEAR CREEK ISD                  3666-00     5,705.50
TX-COLLIN COUNTY TAX COLLECTOR      4013-00       605.32
TX-CYPRESS-FAIRBANKS ISD            89-00       1,998.15
TX-DALLAS COUNTY                    177-00        195.74
TX-DALLAS COUNTY                    180-00     24,108.73
TX-DALLAS COUNTY                    265-00     24,061.71
TX-DALLAS COUNTY                    2935-00    21,094.94
TX-DENTON COUNTY                    172-00        468.85
TX-DENTON COUNTY                    3439-00       506.27
TX-GREGG COUNTY                     222-00      1,269.06
TX-GREGG COUNTY                     3364-00     1,186.93
TX-HARLINGEN TAX OFFICE             220-00      1,131.76
TX-HARLINGEN TAX OFFICE             3362-00     1,579.34
TX-HARRIS COUNTY/CITY OF HOUST      90-00      53,522.97
TX-HIDALGO COUNTY                   219-00     12,311.75
TX-HIDALGO COUNTY                   3361-00    12,456.71
TX-HOUSTON ISD                      86-00      22,388.50
TX-HUMBLE ISD                       87-00       1,621.40
TX-JEFFERSON COUNTY                 191-00      4,650.28
TX-LONGVIEW ISD                     171-00      2,475.03
TX-LONGVIEW ISD                     3437-00     2,673.03
TX-LUBBOCK CENTRAL APPRAISAL D      2447-00     6,141.31
TX-LUBBOCK CENTRAL APPRAISAL D      3846-00     1,304.37
TX-LUBBOCK CENTRAL APPRAISAL D      4206-00     7,100.00
TX-MCLENNAN COUNTY                  218-00      2,876.36
TX-MCLENNAN COUNTY                  3360-00     2,426.79
TX-MCLENNAN COUNTY                  4117-00       523.55
TX-MIDLAND CENTRAL APPRAISAL        3431-00     2,984.69
TX-MIDLAND CENTRAL APPRAISAL        382-00      2,763.60
TX-MONTGOMERY COUNTY                88-00       1,648.13
TX-NUECES COUNTY                    211-00      3,917.72
TX-NUECES COUNTY                    217-00      3,192.85
TX-NUECES COUNTY                    3359-00     3,738.38
TX-PONDEROSA FOREST U.D.            242-00      1,175.09
TX-PONDEROSA FOREST U.D.            681-00      1,133.49
TX-POTTER COUNTY                    3171-00     3,050.05
TX-POTTER COUNTY                    3843-00     3,701.44
TX-POTTER COUNTY                    3872-00     3,701.44
TX-SMITH COUNTY TAX COLLECTOR       216-00      3,401.97
TX-SMITH COUNTY TAX COLLECTOR       3358-00     4,141.76
TX-SPRING BRANCH ISD                2700-00     5,453.09
TX-SPRING BRANCH ISD                325-00      7,092.16
TX-SPRING BRANCH ISD                3667-00     6,577.00
TX-SPRING ISD                       3668-00     5,846.95
TX-TARRANT COUNTY                   2010-00    20,376.57
TX-TARRANT COUNTY                   97-00      20,674.26
TX-TAYLOR COUNTY                    176-00      1,580.68
TX-TAYLOR COUNTY                    3430-00     1,734.13
TX-TRAVIS COUNTY                    288-00     16,135.41
TX-TRAVIS COUNTY                    3226-00    18,964.65
TX-TRAVIS COUNTY                    3776-00    19,474.70

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
TX-VICTORIA COUNTY                  212-00      1,086.59
TX-VICTORIA COUNTY                  215-00      3,869.51
TX-VICTORIA COUNTY                  3357-00     2,885.56
TX-WACO ISD                         170-00      2,523.57
TX-WACO ISD                         3435-00     2,725.46
TX-WILLIAMSON COUNTY                135-00        535.17
TX-WILLIAMSON COUNTY                319-00        535.17
TX-WILLIAMSON COUNTY                3438-00       577.99
TX-WOODLANDS METRO CTR MUD          3369-00       670.52
TX-WOODLANDS METRO CTR MUD          798-00        250.58
TX-WOODLANDS METRO CTR MUD          818-00        250.58
TX-WOODLANDS METRO CTR MUD          930-00        250.58
TYLER, JEWEL W                      1247-07         0.00
TYLER, JEWEL W                      1247-11         0.00
TYRONE SQUARE                       3005-00     3,852.68
TYRONE SQUARE                       3006-00       122.65
TYRONE SQUARE                       995-00    138,408.84
TYSONS CORNER LLC                   264-00      3,441.91
UDOUDO, IKWO N                      1016-11       375.00
UF FACTORS                          35-00      64,496.00
UF FACTORS (FRMERLY GTM FCTRS)      19-00     181,516.50
UNIV OF SCIENCE & PHILOSOPHY        3810-00    92,500.00
UNIVERSITY MALL (AR)                976-00          0.00
UNIVERSITY MALL/BANK OF AMERIC      2475-00        48.54
UNIVERSITY MALL/BANK OF AMERIC      2476-00    81,904.20
URBAN OUTFITTERS WHOLESALE INC      68-00       1,462.38
URBAN RETAIL PROP/BAY FAIR MAL      2870-00         0.00
URBAN RETAIL PROP/BAY FAIR MAL      2948-00         0.00
US CUSTOMS SERVICE                  2031-00         0.00
US-INTERNAL REVENUE SERVICE         1739-0044,361,827.74
US-INTERNAL REVENUE SERVICE         1740-00     9,714.39
US-INTERNAL REVENUE SERVICE         1741-00   399,387.74
US-INTERNAL REVENUE SERVICE         1742-00    22,674.11
US-INTERNAL REVENUE SERVICE         2915-00    22,033.28
US-INTERNAL REVENUE SERVICE         2924-0044,361,827.74
US-INTERNAL REVENUE SERVICE         2925-00    22,674.11
US-INTERNAL REVENUE SERVICE         2926-00   399,387.74
US-INTERNAL REVENUE SERVICE         2927-00     9,714.39
US-INTERNAL REVENUE SERVICE         3933-00 3,804,401.54
US-INTERNAL REVENUE SERVICE         4135-00    22,674.11
US-INTERNAL REVENUE SERVICE         4162-00 3,821,817.01
US-INTERNAL REVENUE SERVICE         4163-00    22,674.11
US-INTERNAL REVENUE SERVICE         4164-00   399,387.74
US-INTERNAL REVENUE SERVICE         4165-00     9,114.02
USMAN AND SONS, INC.                305-00      1,642.92
UTAH POWER                          4207-01     4,416.89
UTAH POWER                          4207-02     1,311.80
VA-ALBEMARLE COUNTY                 2001-00        38.73
VA-ALBEMARLE COUNTY                 3447-00       847.23
VA-ALBEMARLE COUNTY                 4125-01       847.23
VA-ALBEMARLE COUNTY                 714-00         38.73

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
VA-ARLINGTON COUNTY                 296-00      1,113.72
VA-CHESTERFIELD COUNTY TREASUR      255-00        838.44
VA-CITY OF CHESAPEAKE               332-00      5,853.15
VA-CITY OF CHESAPEAKE               393-00      1,098.34
VA-CITY OF FAIRFAX                  3372-00        32.08
VA-CITY OF HAMPTON                  3163-00     1,867.82
VA-CITY OF LYNCHBURG                689-00        571.96
VA-CITY OF WINCHESTER               800-00      1,087.05
VA-COUNTY OF FAIRFAX                411-00      7,010.32
VA-HENRICO COUNTY                   453-00      2,320.22
VALADEZ, AURILIO                    3571-08       150.00
VALADEZ, AURILIO                    512-00          0.00
VALLADARES, ALEX                    3204-00       900.00
VALLEY VIEW ASSOCIATES LTD          2028-00     2,816.70
VAN METER, ROY                      1726-07         0.00
VAN METER, ROY                      1726-11         0.00
VANEK, WILFRED                      1401-07         0.00
VANEK, WILFRED                      1401-11         0.00
VANHORN, MICHAEL                    1012-11    42,000.00
VA-PRINCE WILLIAM COUNTY            2603-00        42.38
VA-PRINCE WILLIAM COUNTY            4145-00       767.20
VA-PRINCE WILLIAM COUNTY            4320-01     1,266.91
VASQUEZ, JORGE L                    1529-00     5,147.00
VA-TREASURER CITY OF ROANOKE        3099-00       504.32
VAUGHN, CLARA                       2689-07         0.00
VAUGHN, CLARA                       2689-11         0.00
VAUGHT, KENNETH                     2131-02    18,750.00
VAUGHT, KENNETH                     2131-04    66,000.00
VAUGHT, KENNETH                     2131-12     5,192.28
VAUGHT, KENNETH                     2131-13     6,243.57
VAUGHT, KENNETH                     2131-14     1,572.19
VAUGHT, KENNETH                     2131-15     6,288.75
VAZQUEZ TORRES, JORGE L             1530-00     5,147.00
VAZQUEZ, ERASMO                     763-11     21,020.67
VEGA, HAMILL                        3697-11     4,000.00
VELAZQUEZ, MICHELLE                 3211-00       220.16
VELEZ, JOHN R                       3160-00     1,619.20
VELEZ, RODDY                        4062-11     4,000.00
VELEZ-SANTOS, REYNALDO              2841-11     5,950.80
VENUS TEXTILES                      3614-00     1,296.00
VICTORIA MALL                       2008-00     1,454.13
VIETH, CHERYL J                     1534-00    25,000.00
VILLA LIGHTING SUPPLY               4014-00    33,253.07
VILLA LIGHTING SUPPLY               4015-00    71,279.16
VILLAFUERTE, ANGELICA M             3738-00         0.00
VILLAFUERTE, ANGELICA M             3841-00         0.00
VILLARREAL, VIOLA                   3648-11     4,000.00
VINETTE, MARK                       3805-00        46.10
VINSON, JOHN                        2672-07         0.00
VINSON, JOHN                        2672-11         0.00
VINTAGE FAIRE ASSOCIATES            1947-00    31,000.00

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
VIRGINIA POWER                      1017-00     3,142.04
VISIONS DESIGNERS - BUILDERS I      628-00     32,400.00
VOELKER, RITA                       2688-07         0.00
VOELKER, RITA                       2688-11         0.00
VOLUSIA MALL ASSOCIATES             2882-00         0.00
VONDERA, GILBERT                    1260-07         0.00
VONDERA, GILBERT                    1260-11         0.00
VONIER, DOROTHEA & WAYNE JTTEN      3781-00    39,000.00
VOWLES, RICHARD E III               2151-00        10.00
W QUINN ASSOCIATES INC              735-00        300.00
WA-CHAPTER 13 TRUSTEE               4122-00         0.00
WAGNER, LES                         2585-08   409,513.40
WA-KING COUNTY TREASURER            3209-00     5,259.41
WA-KING COUNTY TREASURER            3382-00     4,363.32
WALDEN GALLERIA                     2303-00       275.53
WALDEN GALLERIA                     2305-00       127.87
WALDEN GALLERIA                     2308-00       115.64
WALKER, ANITA L                     1091-11     1,660.80
WALKER, ANITA L                     1091-12       830.40
WALL, BERNADETTE K                  1440-07         0.00
WALL, BERNADETTE K                  1440-11         0.00
WALL, BERNADETTE K                  3812-00         0.00
WALTHER, CLARENCE J                 4066-00         0.00
WALTHER, CLARENCE J                 4067-00         0.00
WA-PIERCE COUNTY                    1095-00       242.12
WA-PIERCE COUNTY                    1096-00       364.40
WA-PIERCE COUNTY                    1097-00       382.25
WA-PIERCE COUNTY                    1098-00       270.73
WA-PIERCE COUNTY                    1824-00       242.12
WA-PIERCE COUNTY                    3579-00       231.06
WARD, FRED                          1358-00         0.00
WARD, FRED                          2778-00         0.00
WARD, ROBERT                        2777-07         0.00
WARD, ROBERT                        2777-11         0.00
WARMACK LAWTON PARTNERSHIP          1787-00    14,000.00
WARNACO INC                         1926-00    31,287.39
WARNACO INC                         40-00       8,985.65
WARNKE, JOHN F                      3095-07         0.00
WARNKE, JOHN F                      3095-11         0.00
WARREN SEWELL CLOTHING              746-00     16,829.51
WARSHAWSKY, BARRY                   1673-00         0.00
WASHINGTON, BOOKER                  3122-07         0.00
WASHINGTON, BOOKER                  3122-11         0.00
WASHINGTON, DENISE                  1725-00         0.00
WASHINGTON, DENISE                  3650-00    17,200.00
WA-SNOHOMISH COUNTY TREASURER       1772-00       388.82
WA-SNOHOMISH COUNTY TREASURER       3353-00     2,215.85
WA-SPOKANE COUNTY TREASURER         308-00        557.16
WA-SPOKANE COUNTY TREASURER         383-00      1,130.88
WASSERBECK, HAROLD E                2776-07         0.00
WASSERBECK, HAROLD E                2776-11         0.00

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
WA-STATE OF WASHINGTON              267-00     35,619.28
WATKINS, LIMISHA A                  1333-11     1,548.00
WATSON, CALVIN J                    3588-11     1,407.75
WATSON, CHARLES                     1506-07         0.00
WATSON, CHARLES                     1506-11         0.00
WATSON, EVELYN                      1767-07         0.00
WATSON, EVELYN                      1767-11         0.00
WATSON, WILLIAM W                   1889-07         0.00
WATSON, WILLIAM W                   1889-11         0.00
WEAVER, KENNETH M                   2687-07         0.00
WEAVER, KENNETH M                   2687-11         0.00
WEBB, PAUL                          3139-07         0.00
WEBB, PAUL                          3139-11         0.00
WEBERSTOWN MALL, LLC                157-00      3,285.62
WEISS, ARTHUR A                     2061-07         0.00
WEISS, ARTHUR A                     2061-11         0.00
WELLS, OTIS B                       4061-11     1,500.00
WERNER, ARLENE                      1714-07         0.00
WERNER, ARLENE                      1714-11         0.00
WERNER, ARLENE                      2931-07         0.00
WERNER, ARLENE                      2931-11         0.00
WERNER, PAUL B                      2775-07         0.00
WERNER, PAUL B                      2775-11         0.00
WESOKY, BERNARD                     2103-07         0.00
WESOKY, BERNARD                     2103-11         0.00
WEST TOWN MALL                      2194-00    30,515.64
WESTERN EXTRALITE                   660-00      2,330.75
WESTMINSTER MALL                    2195-00   138,927.96
WESTMINSTER MALL COMPANY            1571-00    71,144.22
WETTA, EMILY                        3555-08       117.00
WHISNANT, MARY V                    1306-07         0.00
WHISNANT, MARY V                    1306-11         0.00
WHITE MARSH MALL ASSOCIATES         477-00     63,026.04
WHITENOX LIMITED                    53-00     224,115.00
WHITLOCK, THELMA                    2774-07         0.00
WHITLOCK, THELMA                    2774-11         0.00
WI-CITY OF BROOKFIELD               2449-00       813.64
WI-CITY OF MILWAUKEE                3442-00     2,937.47
WI-CITY OF WAUSAU                   875-00         18.68
WI-DEPARTMENT OF REVENUE            230-00        407.24
WI-DEPARTMENT OF REVENUE            890-00        209.93
WILLAMETTE INDUSTRIES INC           3217-02    14,996.64
WILLAMETTE INDUSTRIES INC           374-00     35,477.88
WILLAMETTE INDUSTRIES INC           39-00       4,016.64
WILLAMETTE INDUSTRIES INC           629-00     35,477.88
WILLE, HERMAN C                     3853-07         0.00
WILLE, HERMAN C                     3853-11     1,600.00
WILLER, WILLIAM                     1229-07         0.00
WILLER, WILLIAM                     1229-11         0.00
WILLIAMS, CYNTHIA L                 1819-00         0.00
WILLIAMS, DAWN D                    2853-04     5,290.00

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
WILLIAMS, ERICA D                   3911-11       453.00
WILLIAMS, RITA                      1811-07         0.00
WILLIAMS, RITA                      1811-11         0.00
WILLIAMS, TASHAWN R                 3924-11     1,704.00
WILLIAMS, VIVIAN                    1720-04    12,464.00
WILLIAMS, VIVIAN                    1720-11     1,312.00
WILLOWBROOK MALL LP                 476-00    115,170.21
WILLOWBROOK MALL LP                 532-00    115,170.21
WILLTROUT, MARIA L                  1765-11     1,338.00
WILLTROUT, MARIA L                  1765-12     1,099.67
WILMORITE PROPERTY MGMT, LLC        4295-00    22,699.54
WILSON, GEORGE                      1285-07         0.00
WILSON, GEORGE                      1285-11         0.00
WILSON, HARRY                       2686-07         0.00
WILSON, HARRY                       2686-11         0.00
WILSON, JEN R                       2107-11       140.00
WILSON, LESTER N                    1397-00         0.00
WILSON,WILLIE                       3623-00       325.00
WINFIELD GROUP, THE                 2625-00    50,664.88
WINGO, ADAM W                       1488-11       375.00
WINN,LAKIA S                        607-00      4,000.00
WINSKI, EDWARD                      1443-07         0.00
WINSKI, EDWARD                      1443-11         0.00
WINTER, HAROLD M                    2685-07         0.00
WINTER, HAROLD M                    2685-11         0.00
WISEMAN, ANITA M                    2773-07         0.00
WISEMAN, ANITA M                    2773-11         0.00
WOLF, HAROLD                        1644-07         0.00
WOLF, HAROLD                        1644-11         0.00
WOOD, WILLIAM                       2684-07         0.00
WOOD, WILLIAM                       2684-11         0.00
WOOD, WILLIAM                       3593-00         0.00
WOOD, WILLIAM                       3594-00         0.00
WOODLAND                            3028-00     6,683.64
WOODLAND                            3029-00     5,065.20
WOODLAND ROAD & UTILITY DIST        4315-00       394.02
WOODS, JAMES J                      1341-07         0.00
WOODS, JAMES J                      1341-11         0.00
WORLEY, APRIL M                     1812-00     5,653.80
WRIGHT, BOB G                       2457-07         0.00
WRIGHT, BOB G                       2457-11         0.00
WV-DEPARTMENT OF TAX & REVENUE      2956-00       100.00
WV-SHERIFF OF KANAWHA COUNTY        3140-00       761.46
WV-WEST VIRGINIA DEPT OF TAX &      4054-00       572.62
WYMAN, M RICHARD                    2127-07         0.00
WYMAN, M RICHARD                    2127-11         0.00
WYNN, STEVEN K                      181-00     15,000.00
YAKIMA MALL S/C CORP                1058-00     1,011.37
YARBROUGH, HARVEY L                 3597-11     1,000.00
YAWITZ, SIDNEY                      1318-07         0.00
YAWITZ, SIDNEY                      1318-11         0.00

                Withdrawn/Expunged Claims as of January 15, 2002

                 A                    B          C
             CREDITOR               CLAIM   FILED CLAIM
                                      NO      AMOUNT
---------------------------------------------------------
YEAGER, LINDA L                     3135-00     6,657.12
YEARBY, TAMECA N                    760-00      3,000.00
YESENIA IMPORTS                     3582-00       756.55
YOAKUM, BILL                        2455-07         0.00
YOAKUM, BILL                        2455-11         0.00
YORK GALLERIA/URBAN RETAIL P        2872-00         0.00
YORK GALLERIA/URBAN RETAIL P        3048-00         0.00
YOUNG, DEBORAH A                    790-00      7,800.00
YOUNG, PATRICIA A                   2912-07         0.00
YOUNG, PATRICIA A                   2912-11         0.00
YOUNG, SAMUEL M II                  3323-00         0.00
Z INTERNATIONAL                     1201-00     4,704.13
Z INTERNATIONAL                     3731-00     4,704.13
ZAPATA, GILBERTO                    3758-11       879.60
ZDROJ, VIRGINIA                     1893-00         0.00
ZDROJ, VIRGINIA                     3722-07         0.00
ZDROJ, VIRGINIA                     3722-11         0.00
ZEH, DOROTHY M                      1691-07         0.00
ZEH, DOROTHY M                      1691-11         0.00
ZIELINSKI, MARYANNE                 3258-00        25.19
ZIGICH, MILTON                      1321-07         0.00
ZIGICH, MILTON                      1321-11         0.00
ZIGICH, MILTON                      3874-00         0.00
ZIMERMAN, JAY A                     1242-07         0.00
ZIMERMAN, JAY A                     1242-11         0.00
ZIMMELMAN, GEORGE                   1329-07         0.00
ZIMMELMAN, GEORGE                   1329-11         0.00
ZIMMERMAN, MARY                     1252-11         0.00
ZIMMERMAN, MARY                     1252-12         0.00
ZINGERELLI, FRANK                   2683-07         0.00
ZINGERELLI, FRANK                   2683-11         0.00
ZINGLE, D D                         1480-07         0.00
ZINGLE, D D                         1480-11         0.00
ZINGLE, D D                         3138-07         0.00
ZINGLE, D D                         3138-11         0.00
ZOREHKEY, MICHAEL B                 1209-11    15,000.00
ZUCHA, FRANK                        2682-07         0.00
ZUCHA, FRANK                        2682-11         0.00

                                           --------------
                                          380,245,753.07

                                                                       EXHIBIT 7


                                 et al., DEBTORS
                    MOTION SEEKING AUTHORIZING AND DIRECTING
               SECOND INTERIM DISTRIBUTIONS TO HOLDERS OF ALLOWED
                            GENERAL UNSECURED CLAIMS

               Estimated Cost of Administration, Including Trustee
             and Professional Fees, Plus General Contingency Reserve


                                                            Projected Cost to be
                                                             Incurred Through
                                                            Conclusion of Case
                                                           ---------------------

Payroll, payroll taxes and payroll related                        250,000.00
Bookkeeping services                                              125,000.00
Claims processing                                                 125,000.00
Rent and occupancy                                                125,000.00
Insurance                                                         125,000.00
Taxes                                                             150,000.00
Telecommunications and miscellaneous                              200,000.00
Trustee and professional fees, including accrued and
  unpaid costs                                                  2,500,000.00

General contingency reserve                                     3,000,000.00
                                                              --------------
                                                                6,600,000.00
                                                              ==============

                                                                       EXHIBIT 8


                          EDISON BROTHERS STORES, INC.,
                                 et al., DEBTORS
                    MOTION SEEKING AUTHORIZING AND DIRECTING
               SECOND INTERIM DISTRIBUTIONS TO HOLDERS OF ALLOWED
                            GENERAL UNSECURED CLAIMS

         Calculation of Maximum Proposed Initial Distribution to Allowed
                           General Unsecured Creditors

Unencumbered Cash as of January 23, 2002                                 $8,090,879.05

Changes in Reserve Requirements:

   Admin claims as per 1st Distribution Motion                           $1,954,956.57
   Admin claims as per 2nd Distribution Motion                           (1,351,439.11)      603,517.46
                                                                         -------------
   Priority claims as per 1 st Distribution Motion                        4,391,727.15
   Priority claims as per 2nd Distribution Motion                        (3,644,309.09)      747,418.06
                                                                         ------------
   Secured claims as per 1 st Distribution Motion                           982,134.69
   Secured claims as per 2nd Distribution Motion                           (250,440.76)      731,693.93
                                                                         -------------
   Pension LLC claim as per 1st Distribution Motion                      10,000,000.00
   Pension LLC claim initial settlement amount                           (1,951,940.00)    8,048,060.00
                                                                         -------------
   Cure claims reserve as per 1 st Distribution Motion                      300,000.00
   Cure claims reserve as per 2nd Distribution Motion                      (300,000.00)            0.00
                                                                         -------------
   Amended/late claims reserve as per 1st Distribution Motion               300,000.00
   Amended/late claims reserve as per 2nd Distribution Motion              (300,000.00)            0.00
                                                                         -------------
   Unsecured claims as per 1 st Distribution Motion @$.06*              $11,484,266.18
   Unsecured claims as per 2nd Distribution Motion @$.06*               (10,337,736.94)    1,146,529.24
                                                                        --------------
Pension reversion proceeds to be received February 2002:
   Approximate cash and cash equivalents available for reversion         18,500,000.00
   Less: Reserve for excise and AMT tax (US-IRS proof
     of claim 4345-00)                                                   (4,500,000.00)
   Less: Reserve for PBGC contingent claims                              (1,000,000.00    13,000,000.00
                                                                         -------------

Reserve for estimated cost of administration, including trustee and
   professional fees, plus general contingency reserve                                    (6,600,000.00)
                                                                                          ______________
Total available for general unsecured claims                                              25,768,097.74
                                                                                          =============
Total unsecured claims as per 2nd Distribution Motion                                   $190,583,416.32
                                                                                        ===============
Maximum 2nd distribution to unsecured creditors                                                  $0.141
                                                                                        ===============


* Excluding EBS Pension LLC claim 2123-00 which, under settlement recently concluded, does not receive unsecured claim distributions until such distributions exceed $0.21 and VEBA claim 4114-00 which receives no further distribution until other unsecured creditors receive aggregate distributions of $0.15 (at which point the claim will receive a catch up distribution of $0.05 and participate in all future distributions to unsecured creditors)

                                                                       EXHIBIT 9


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): December 27, 2001


                                ----------------


                         Edison Brothers Stores, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                       1-1394              43-0254900
(State or other jurisdiction of       (Commission         (I.R.S. employer
 incorporation or organization)       file number)       identification no.)


        501 North Broadway
           St. Louis, MO                                        63102
(Address of principal executive offices)                      (Zip code)




       Registrant's telephone number, including area code: (314) 331-6000

                         EDISON BROTHERS STORES, INC.
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS


                                                                            Page

Item 5.     Other Events......................................................3

Signature.....................................................................4

Item 5.  Other Events.

Alan M. Jacobs , the chapter 7 trustee (the "Trustee") for Edison Brother's Stores, Inc. and its co-debtor affiliates, has reached a settlement, subject to documentation and bankruptcy court approval, with EBS Pension LLC, the plaintiff in EBS Pension LLC v. Edison Brothers Stores, Inc., et al (Adv. Proc. No. 99-115(MFW)) (the "EBS Pension Action").


In the EBS Pension Action, EBS Pension LLC had sought to establish a constructive trust on the Trustee's cash in order to obtain 100% payment of its claim for $5,740,000, plus several years of interest. The Trustee has reserved approximately $10 million for payment of the claim and the interest.

      Under the settlement, the Trustee will distribute to EBS Pension LLC:

      1. cash equal to 34% of its pre-petition claim (34% of $5,741,000 = $1,951,940), payable upon court approval of the settlement; and

      2. if cash distributed to general unsecured creditors exceeds 21% of their claims, additional cash equal to EBS Pension LLC's pro rata share (based upon its remaining claim of $3,789,060) of distributions over 21%.

      The Trustee has already distributed cash equal to 6% of all allowed general unsecured claims and expects to make additional distributions in 2002. The settlement will allow the Trustee to distribute the balance of the money previously reserved, or approximately $8 million, to general unsecured creditors of Edison Brothers Stores, Inc. and its co-debtor affiliates.

      Subject to bankruptcy court approval, this settlement will be in full and final satisfaction of the EBS Pension Action, as well as any and all other claims that may be held by EBS Pension LLC.

      While there can be no assurance of final documentation or bankruptcy court approval of this settlement, the Trustee hopes and expects to document the settlement in the next several weeks and to move for bankruptcy court approval thereof sometime in January.

                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 27, 2001                         EDISON BROTHERS STORES, INC.



                                          By: /s/ Alan M. Jacobs
                                              ----------------------------
                                              Alan M. Jacobs
                                              Chapter 7 Trustee

                      IN THE STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re:                              :            Chapter 7
                                    :
EDISON BROTHERS STORES, INC.,       :            Case Nos. 99-529
                                    :            through 536 (EIK)
            Debtors.                :
                                    :            Jointly Administered
-------------------------------------

                  ORDER GRANTING CHAPTER 7 TRUSTEE'S SECOND
            MOTION PURSUANT TO 11 U.S.C. ss.ss. 105(a) AND 502(c), AND
                 BANKRUPTCY RULES 3009 AND 9019, FOR AN ORDER
               (A) ESTIMATING CLAIMS, (B) SETTING OR MODIFYING
              MAXIMUM RESERVES IN RESPECT OF UNRESOLVED CLAIMS,
              AND (C) AUTHORIZING FURTHER INTERIM DISTRIBUTIONS
                TO HOLDERS OF ALLOWED GENERAL UNSECURED CLAIMS

      Upon consideration of the Motion(1) and no previous application for such relief having been made; and due notice having been given to the Office of the United States Trustee, all parties listed on the Rule 2002 Service List and all holders of claims listed on the Exhibits to the Motion; and upon consideration of the Motion and all responses, if any, thereto; and sufficient cause appearing therefor, it is hereby

      ORDERED that the Motion is granted in all respects; and it is further ORDERED that the maximum aggregate amount payable from assets of the
Debtors' estate in respect of Estimated Claims shall be $223,394.49; and it is further

      ORDERED that the Trustee shall establish and fund a reserve account in which to hold monies sufficient to satisfy all Estimated Claims, except that in the case of Estimated Claims that are general unsecured claims, the Trustee shall reserve only $0.20 for every dollar of value ascribed to such claims; and it is further

      ORDERED that the maximum aggregate amount payable from assets of the Debtors' estate in respect of Unresolved Claims shall be $25,978,010.00; and it is further ORDERED that the Trustee shall establish and fund a reserve account in which to hold monies sufficient to satisfy all Unresolved Claims, except that in the case of Unresolved Claims that are general unsecured claims, the Trustee shall reserve only $0.20 for every dollar of value ascribed to such claims; and it is further

      ORDERED that the Trustee shall maintain the reserve account which was established pursuant to Order of this Court dated August 21, 2001, with respect to the claims of both the PBGC and the IRS at its current funding level, until such time as its release is agreed to by the IRS and the PBGC and such release is ordered by this Court; and it is further

      ORDERED that the Trustee shall maintain the reserve account which was established pursuant to Order of this Court dated August 21, 2001, with respect to the claim of EBS Pension LLC at its current funding level, until such time as its release is agreed to by EBS Pension LLC and such release is ordered by this Court; and it is further ORDERED that upon compliance with all other provisions of this Order, the Trustee is authorized to make an interim distribution, by check, to each holder of an Allowed GU Claim, in an amount up to $0.14 for each dollar of Allowed GU Claim attributable to that holder (the "Maximum Interim Distributions"); and it is further ORDERED that the Trustee is not obligated, pursuant to this Order, to make interim distributions equal to $0.14 in respect of each dollar of Allowed GU Claim. The Trustee may, in his reasonable discretion, determine that a lesser distribution is appropriate, provided however that in no event may such determination have a prejudicial effect on any individual holder of an Allowed GU Claim; and it is further

      ORDERED that the Trustee may, in his reasonable discretion, delay making any interim distributions pursuant to this Order pending release of the escrow accounts currently in existence with respect to the claims of EBS Pension LLC, the PBGC and the IRS; and it is further

      ORDERED that the Trustee is authorized to require all parties who would otherwise be eligible to receive Maximum Interim Distributions to, as a condition precedent to receipt of such Interim Distributions, comply with such reasonable administrative requirements as the Trustee, in his discretion, may deem necessary and proper, including requiring such parties to provide the Trustee with completed Federal Form W-9's, W-4's and I or W-4P's; and it is further

      ORDERED that to the extent an Unresolved Claim becomes an Allowed GU Claim at any time after the date of this Order, the Trustee is authorized, in his discretion, to make such interim distributions in respect of that Allowed GU Claim as are necessary to satisfy the Allowed GU Claim to the same extent as all other Allowed GU Claims have been satisfied as of that date; and it is further

      ORDERED that the Trustee retains the right to object, on any proper grounds, to any claim previously filed, or filed at any time in the future, in this case, regardless of how such claim may be classified in any papers filed in connection with the Motion; and it is further

      ORDERED that this Order is without prejudice to the Trustee's rights to seek additional relief with respect to any of the subjects covered in the Motion or this Order; and it is further

      ORDERED that the Trustee shall serve a copy of this Order, by First Class U.S. Mail, postage pre-paid, on all parties that received notice of the Motion, within five days from the date hereof; and it is further

Dated: February   , 2002

                         -------------------------------
                         United States Bankruptcy Judge

----------------------
(1) Except as otherwise defined herein all capitalized terms shall have the meaning ascribed to them in the Motion.

File a Motion:
99-00529-EIK EDISON BROTHERS STORES. INC.
-----------------------------------------

Notice of Electronic Filing

The following transaction was received from Battista Jr., Elio on 1/2912002 at 11:29 AM EST

Case Name:        EDISON BROTHERS STORES, INC.
Case Number:      99-00529-EIK
Document Number:  2777

Docket Text:
Motion to Authorize/Chapter 7 Trustee's Second Motion for an Order (A) Estimating Claims, (B) Setting or Modifying Maximum Reserves in Respect of Unresolved Claims, and (C) Authorizing Further Interim Distributions to Holders of Allowed General Unsecured Claims Filed by ALAN JACOBS. Hearing scheduled for 2/1912002 at 10:30 AM (check with court for location). Objections due by 211112002. (Attachments: # (1) Notice of Motion# (2)
Exhibit 1# (3) Exhibit 2# (4) Exhibit 3# (5) Exhibit 4# (6) Exhibit 5# (7)
Exhibit 6# (8) Exhibit 7# (9) Exhibit 8# (10) Exhibit 9) (Battista Jr., Elio)

The following document(s) are associated with this transaction:

Document description:Main Document
Original filename:M:/Bankruptcy Group/Edison II/To Be E-Filed/Interim Dist. Motion 012802/MTN 012902.pdf Electronic document Stamp:
[STAMP bkecfStamp ID=983460418 [Date= 1/29/2002] [FileNumber=403692-0]
[39624c9bc2d592d46cba4dfed2cbc47b2fdlbfaf4c8a3637eff7585b6fl7bOa14c9ad
3c28caafbca9f73802e2b9567294d24a09e9fc660071 e3 l6fe5bf7alb ld]] Document description:Notice of Motion Original filename:M:/Bankruptcy Group/Edison II/To Be E-Filed/Interim Dist. Motion 012802/NTC 012902.pdf Electronic document Stamp:
[STAMP bkecfStamp ID=983460418 [Date=1/2912002] [FileNumber=403692-1]
[al81f4b65dOe795ac3be346ea61603b977b0515c80bae23cd04477e7d46decl3fdef6
fS4876732314c048f93e1cd43d1 laf05a47980617f6ea3520a3fe82lf91]] Document
description: Exhibit 1 Original filename:M:/Bankruptcy Group/Edison II/To Be E-Filed/Interim Dist. Motion 012802/Exh. 1 012802.pdf Electronic document Stamp:
[STAMP bkecfStamp ID=983460418 [Date=1/29/2002] [FileNumber=403692-2]
[I7ff80e39c35243b9bfbe7724ac1183098679035338le5a8dd6630b6a07a2b2c025d6
054f131b353cid6lfc8eOb801ed40866aeb35l2c4f5e50beaace202adea]] Document description: Exhibit 2 Original filename:M:/Bankruptcy Group/Edison II/To Be E-Filed/Interim Dist. Motion 012802/Exh. 2 012802.pdf Electronic document Stamp:
[STAMP bkecfStamp-ID=983460418 [Date=1129/2002] [FileNumber--403692-3]
[8eba5f538e68d727f7e2bc6aad3leccc596f96bcc142299bd9429b9ce09el4bac7828
2b2cc3f9e3c6348458eed20df15bfa5bd974ee96dIc3b3dc0a7f4bf9ec7]] Document
description: Exhibit 3 Original felename:M:IBankruptcy GrouplEdison II/To Be E-Filed/Interim Dist. Motion 012802/Exh 3 012802.pdf Electronic document Stamp:
[STAMP bkecfStamp-ID=983460418 [Date--1129/2002] [FileNumbei=403692-4]
[9870b2eel5526e5664c497c2eOd3efc3819e9952d3aca9a35a5c257d56914a57OaO99
992025869993dd684ca8adf687ee5bfr9fe395d9a6158a5a95f9fa356962]] Document
description: Exhibit 4 Original filename:M-.Bankruptcy Group/Edison II/To Be E-Filed/Interim Dist. Motion 0128021Exh 4 012802.pdf Electronic document Stamp:
[STAMP bkecfStamp-ID=983460418 [Date--1/2912002] [FileNumber=403692-5]
[4ca764c9allfbbbdecf6e7b6b2delac674fe7f503c42d33c24ca00bO9986820e3Ocd6 e
139386ea3229dO6aO263 8807fc31 a5b 154db22a3a9c l dfb5 7dacO83 dl f]] Document description: Exhibit 5 Original filename:M:/Bankruptcy Group/Edison If/To Be E-Filed/Interim Dist. Motion 012802/Exh 5 012802.pdf Electronic document Stamp:
[STAMP bkecfStamp__ID=983460418 [Date=1129/2002] [FileNumber=403692-6]
[688014bcaeO40079366825dO231931e79934e1995f2887499edb31d05983999e3138c
6c4369bO79204052b990ab6dc29291573a6099f9642df2bc4f9c62d75eO]] Document
description: Exhibit 6 Original filename:M:/Bankruptcy GrouplEdison II/To Be E-Filed/Interim Dist. Motion 012802/Exh 6 012802.pdf Electronic document Stamp:
[STAMP bkecfStamp_ID=983460418 [Date= 1/29/2002] [FileNumber=403692-7]
[5a20a6e7be012180c05f14193aa11c75f7cb69b980ee3d868badO76el2d857a53dO8I
04Ob84a9e4e2688dc62389lecca27b32cdO76c4e311e8680350bfcI3c64]] Document description:Exhibit 7 Original filename:M:Bankruptcy GrouplEdison II/To Be E-Filed/Interim Dist. Motion 012802/Exh 7 012802.pdf Electronic document Stamp:
[STAMP bkecfStamp ID=983460418 [Date=1129/200] [FileNumber=403692-8]
[0f35e7415b83e8d11628bbalcb89ea551a7917eO2d4ad9db77b6211660d8f3583af3d
6b9e5d755a68e5269a137980537b82e3deb777c83a879f6Oe28eIIdaa23]] Document
description: Exhibit 8 Original filename:M:IBankruptcy GrouplEdison II/To Be E-Filed/Interim Dist. Motion 012802/Exh 8 012802.pdf Electronic document Stamp:
[STAMP bkecfStamp_ID=983460418 [Date--1/29/2002] [FileNumber=403692-9]
[312f25868361b3a43f3222850c48f3O7el449105f49526f89e9894c8645715173a319
117155e3813e875ae77593073776e23427b997al75b30eO299063fa7e4c]] Document
description: Exhibit 9 Original filename: M: /Bankruptcy GrouplEdison II/To Be E-Filed/Interim Dist. Motion 012802/Exh 9 012802.pdf Electronic document Stamp:
[STAMP bkecfStamp_ID=983460418 [Date--1/2912002] [File Number--403692-10]
[40777da80Oc27d3305a6e2ff869da6O367d884801a27233fOl2a631acd2f2daO7936
109328539fa5d1185155825c88bOba92170bbdb7aabef71aO281eleaddb5]]

99-00529-EIK Notice will be electronically mailed to:

Elio Battista Jr. ebattista@bayardfirm.com, bankserve@bayardfirm.com

Charlene D. Davis cdavis@bayardfirm.com, bankserve@bayardfirm.com

William Anthony Hazeltine     bankruptcy@pacdelaware.com

Tara L. Lattomus  Lattomus@saul.com,

Kimberly Ellen Connolly Lawson      klawson@deamet,
abel@kensington-ressler.com

Thomas Jay Leanse
carole.levine@kmz.com;csagara@kmz.com;paulette.surjue-lindo@kmz.com;alicia.
castellanos@kmz.com

Neal J. Levitsky  nlevitsky@aol.com,

Kevin J Mangan kmangan@walmon.com.

Michelle Kathleen McMahon     mm@cblhlaw.com,

Mark Minuti mminuti@saul.com

Kevin M. Newman   knewman@menterlaw.com

Frederick B. Rosner     fro sner@cozen. com, amiles

Bayard J. Snyder  snyder90bkrt@aol.com

Christopher S. Sontchi  esontchi@ashby-geddes.com

Ashley B. Stitzer astitzer@bayardfirm.com, bankserve@bayardfirm.com

Eric Michael Sutty      esutty@bayardfirm.com, bankserve@bayardfirm.com

Gregory Alan Taylor     gtaylor@ashby-geddes.com

Jeffrey C. Wisler jcw@cblhlaw.com

99-00529-EIK Notice will not be electronically mailed to:

Francisco L. Acevedo Nogueras

Gary L. Barnhart
Missouri Department of Revenue
General Counsel's Office
301 W. High Street, Room 670
P.O. Box 475
Jefferson City, MO 65105-0475

Juan Mari Bras

Patrick D. Breeden
830 Union Street
3rd Floor
New Orleans, LA 70112

Jason Comell

Lawrence Diamant

Hector R. Diaz-Gonzalez

Joseph P. Gappa
Oklahoma Tax Commission
P.O. Box 53248
Oklahoma City, OK 73152

Marcie R. Getelman

Ronald E. Gold
2200 PNC Center
201 East Fifth Street
Cincinnati, OH 45202

Lawrence S. Grosberg

Elliott H. Herskowitz
P.O. Box 626
Planetarium Station
New York, NY 10024-0540

David T. Hopper
PO Box 53039
Oklahoma City, OK 73152-3039

Peggy A. Housner

ALAN JACOBS
347 PEPPERIDGE ROAD
HEWLETT, NY 11557

Cynthia C. Jackson
Smith Hulsey & Busey
1800 First Union Bank Tower
225 Water Street
Jacksonville, FL 32202

Douglas D. Kappler
Robinson, Diamant & Wolkowitz, P.C.
1888 Century Park East, Suite 1500
Los Angeles, CA 90067

Kirk A. Kennedy
Kirkland & Ellis
200 East Randolph Drive
Chicago, IL 60601

Matthew N. Kleiman

P. Steven Kratsch
Kutak Rock LLP
225 Peachtree Street, N.E.
Suite 2100 South Tower
Atlanta, GA 30303

James C McCarroll
919 Third Ave
New York, NY 10022

James S. Monroe

Jennifer Nassiri

Francisco L. Acevedo Nogueras

James L. Patton
Young Conaway Stargatt & Taylor, LLP
The Brandywine Bldg.
1000 West Street, 17th Floor
PO Box 391
WILMINGTON, DE 19899-0391

Elisa M. Pugliese
One MetroTech Center 21st Floor
Brooklyn, NY 11201

Donna Kaye Rashti

Carol A. Rich

Lori Robertson

Martha E Romero
7743 S Painter Ave
Ste E
Whittier, CA 90602

David B. Rosen

Jayne Shinko

Robert F. Stewart
Dilworth Paxson LLP
First Federal Plaza Suite 500
Wilmington, DE 19801

Brian K. Tester
Fiddler, Gonzalez & Rodriguez, LLP
P.O. Box 363507
San Juan, PR 00936-3507

The Bayard Firm

Christopher R. Zaetta

Edward P Zujkowski
120 Broadway
New York, NY 10271